UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21145
SPDR® INDEX SHARES FUNDS
(Exact name of registrant as specified in charter)
One Lincoln Street, Boston, Massachusetts 02111
(Address of principal executive offices) (zip code)

(Name and Address of Agent for Service)	Copy to:

Ryan M. Louvar, Esq.	W. John McGuire, Esq.
State Street Bank and Trust Company	Bingham McCutchen LLP
One Lincoln Street/CPH0326	2020 K Street, N.W.
Boston, MA 02111	Washington, DC 20006
Registrant’s telephone number, including area code: (866) 787-2257
Date of fiscal year end: September 30
Date of reporting period: September 30, 2012

Item 1. Reports to Shareholders.

SPDR® Index Shares Funds

Annual Report September 30, 2012

Precise in a world that isn't.℠

SPDR®

STATE STREET GLOBAL ADVISORS

SPDR® Index Shares Funds Annual Report September 30, 2012 Precise in a world that isnt. SM

TABLE OF CONTENTS

President’s Letter to Shareholders	1
Management’s Discussion of Fund Performance & Portfolio Summaries
SPDR® STOXX® Europe 50 ETF (FEU)	2
SPDR EURO STOXX 50® ETF (FEZ)	6
SPDR S&P® Emerging Asia Pacific ETF (GMF)	10
SPDR S&P Small Cap Emerging Asia Pacific ETF (GMFS)	15
SPDR S&P Russia ETF (RBL)	20
SPDR S&P China ETF (GXC)	24
SPDR S&P Emerging Markets ETF (GMM)	28
SPDR S&P Emerging Markets Dividend ETF (EDIV)	32
SPDR S&P BRIC 40 ETF (BIK)	36
SPDR S&P Emerging Europe ETF (GUR)	41
SPDR S&P Emerging Latin America ETF (GML)	45
SPDR S&P Emerging Middle East & Africa ETF (GAF)	50
SPDR S&P World ex-US ETF (GWL)	55
SPDR S&P International Small Cap ETF (GWX)	60
SPDR Dow Jones International Real Estate ETF (RWX)	65
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)	70
SPDR S&P Global Natural Resources ETF (GNR)	75
SPDR MSCI ACWI ex-US ETF (CWI)	80
SPDR MSCI ACWI IMI ETF (ACIM)	85
SPDR MSCI EM 50 ETF (EMFT)	90
SPDR Russell/Nomura PRIMETM Japan ETF (JPP)	94
SPDR Russell/Nomura Small CapTM Japan ETF (JSC)	99
SPDR S&P International Dividend ETF (DWX)	103
SPDR S&P International Mid Cap ETF (MDD)	107
SPDR S&P Emerging Markets Small Cap ETF (EWX)	111
SPDR Dow Jones Global Real Estate ETF (RWO)	117
SPDR S&P International Consumer Discretionary Sector ETF (IPD)	122
SPDR S&P International Consumer Staples Sector ETF (IPS)	126
SPDR S&P International Energy Sector ETF (IPW)	130
SPDR S&P International Financial Sector ETF (IPF)	135
SPDR S&P International Health Care Sector ETF (IRY)	139
SPDR S&P International Industrial Sector ETF (IPN)	144
SPDR S&P International Materials Sector ETF (IRV)	149
SPDR S&P International Technology Sector ETF (IPK)	154
SPDR S&P International Telecommunications Sector ETF (IST)	159
SPDR S&P International Utilities Sector ETF (IPU)	164
Schedules of Investments
SPDR STOXX Europe 50 ETF (FEU)	168
SPDR EURO STOXX 50 ETF (FEZ)	169
SPDR S&P Emerging Asia Pacific ETF (GMF)	170

SPDR S&P Small Cap Emerging Asia Pacific ETF (GMFS)	174
SPDR S&P Russia ETF (RBL)	180
SPDR S&P China ETF (GXC)	182
SPDR S&P Emerging Markets ETF (GMM)	186
SPDR S&P Emerging Markets Dividend ETF (EDIV)	193
SPDR S&P BRIC 40 ETF (BIK)	195
SPDR S&P Emerging Europe ETF (GUR)	196
SPDR S&P Emerging Latin America ETF (GML)	198
SPDR S&P Emerging Middle East & Africa ETF (GAF)	200
SPDR S&P World ex-US ETF (GWL)	202
SPDR S&P International Small Cap ETF (GWX)	210
SPDR Dow Jones International Real Estate ETF (RWX)	218
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)	220
SPDR S&P Global Natural Resources ETF (GNR)	222
SPDR MSCI ACWI ex-US ETF (CWI)	224
SPDR MSCI ACWI IMI ETF (EMFT)	231
SPDR MSCI EM 50 ETF (ACIM)	239
SPDR Russell/Nomura PRIME Japan ETF (JPP)	240
SPDR Russell/Nomura Small Cap Japan ETF (JSC)	245
SPDR S&P International Dividend ETF (DWX)	250
SPDR S&P International Mid Cap ETF (MDD)	252
SPDR S&P Emerging Markets Small Cap ETF (EWX)	258
SPDR Dow Jones Global Real Estate ETF (RWO)	268
SPDR S&P International Consumer Discretionary Sector ETF (IPD)	271
SPDR S&P International Consumer Staples Sector ETF (IPS)	273
SPDR S&P International Energy Sector ETF (IPW)	275
SPDR S&P International Financial Sector ETF (IPF)	277
SPDR S&P International Health Care Sector ETF (IRY)	279
SPDR S&P International Industrial Sector ETF (IPN)	281
SPDR S&P International Materials Sector ETF (IRV)	284
SPDR S&P International Technology Sector ETF (IPK)	286
SPDR S&P International Telecommunications Sector ETF (IST)	288
SPDR S&P International Utilities Sector ETF (IPU)	290
Financial Statements	292
Financial Highlights	322
Notes to Financial Statements	345
Report of Independent Registered Public Accounting Firm	369
Other Information	370

President’s Letter to Shareholders

Dear Shareholder:

We are pleased to provide you with the Annual Report for the SPDR Index Shares Funds for the fiscal year ended September 30, 2012. You will also find Management’s Discussion of Fund Performance for each of the SPDR Index Shares Funds. We hope that you will find this information useful as you review your portfolio.

With international markets accounting for more than half of the total world market capitalization, a comprehensive, globally diversified equity strategy has become more important than ever. For investors ready to move beyond the traditional exposure to large-cap equities of developed countries, SPDR Index Shares Funds offer ready access to a broad spectrum of international market benchmarks and industries.

With SPDR Index Shares Funds you can precisely target specific regions and countries, as well as difficult-to-access asset classes, such as international and emerging markets small-caps that offer additional potential sources of return and diversification. Furthermore, ETFs’ transparency and liquidity, together with their low cost and tax efficiency, offer additional value for risk-conscious investors exploring today’s challenging international markets.

My colleagues and I take great pride in both State Street’s heritage as a pioneer of the ETF industry and our ongoing commitment to product innovation. We thank you for investing in the SPDR Index Shares Funds and we pledge to continue to support you with a broad range of products and services designed to help you reach your financial goals.

Sincerely,

Ellen M. Needham
President

SPDR STOXX Europe 50 ETF —
Management’s Discussion of Fund Performance

The SPDR® STOXX Europe 50 ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the price and yield performance of the STOXX Europe 50 Index (the “Index”). In seeking this objective, the Fund uses a replication strategy designed to track the price and yield performance of the STOXX Europe 50 Index.

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 16.25%, and the total return for the Index was 16.26%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund.

The Fund is focused on the supersector leaders in Europe. At the end of 2011 the obvious theme was outperformance of defensive sectors. The Fund was helped by outperformance in energy, health care, and consumer staples. Continuing the positive performance into the first quarter of 2012 the information technology sector was among the leaders as optimism about pricing power rose among competitors as a fellow memory chip maker filed for bankruptcy. With enthusiasm for auto-related shares and apparel names consumer discretionary was on the positive side as well. The positive returns in the fourth quarter of 2011 and the first quarter of 2012 gave way in the second quarter of 2012 as news the liquidity injections of early 2012 began to lose their buzz in early April. Focus turned to banking risk and the financial sector in the Fund was down for the quarter. Materials and industrials also had negative returns due to the unease in the European region. The Fund returned to positive performance in the third quarter of 2012 with positive returns in the financial sector despite its beleaguered banks with troubled balance sheets. The aggressive plans from the European Central Bank to support sovereign borrowers and preserve regional stability produced substantial recovery in confidence in the banking system.

On an individual security level, the top positive contributors to the Fund’s performance were Anheuser-Busch Inbev NV, Bayer AG, and Diageo PLC. Anheuser-Busch saw an increase in beer shipments. Bayer AG has received approval in Japan for a new drug to treat wet (exudative) age-related macular degeneration. Diageo PLC had a strong balance sheet and strong growth in emerging markets. The top negative contributors to the Fund’s performance were Banco Santander SA, BG Group PLC, and UBS AG. Banco Santander continued stress testing in Europe possible increase in capital ratios. BG Group shows overvaluation and is less likely to outperform the market. UBS AG showed a slight decline in revenues as the economic and financial recovery remains fragile.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR STOXX Europe 50 ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/15/02, 10/21/02, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR STOXX Europe 50 ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.29%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	STOXX EUROPE	NET ASSET	MARKET	STOXX EUROPE
	VALUE	VALUE	50 INDEX	VALUE	VALUE	50 INDEX

ONE YEAR	16.25%	18.54%	16.26%	16.25%	18.54%	16.26%

THREE YEARS	0.43%	0.70%	0.28%	0.14%	0.23%	0.09%

FIVE YEARS	−28.47%	−28.28%	−28.72%	−6.48%	−6.43%	−6.55%

SINCE INCEPTION (1)	74.75%	75.54%	75.86%	5.76%	5.81%	5.83%

(1)	For the period October 15, 2002 to September 30, 2012.

SPDR STOXX Europe 50 ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period October 15, 2002 to September 30, 2012.

SPDR STOXX Europe 50 ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

DESCRIPTION	NESTLE SA	HSBC HOLDINGS PLC	NOVARTIS AG	VODAFONE GROUP PLC	BP PLC

MARKET VALUE	$2,238,294	1,849,168	1,822,947	1,544,621	1,455,212

% OF NET ASSETS	5.9	4.9	4.8	4.1	3.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Pharmaceuticals	18.7%
Oil, Gas & Consumable Fuels	14.5
Commercial Banks	12.0
Food Products	8.9
Metals & Mining	4.8
Tobacco	4.1
Wireless Telecommunication Services	4.1
Beverages	3.8
Multi-Utilities	3.5
Chemicals	3.3
Diversified Telecommunication Services	3.4
Insurance	2.6
Industrial Conglomerates	2.4
Capital Markets	2.4
Software	1.9
Automobiles	1.4
Electrical Equipment	1.3
Food & Staples Retailing	1.2
Textiles, Apparel & Luxury Goods	1.2
Household Products	1.1
Specialty Retail	1.0
Diversified Financial Services	0.9
Communications Equipment	0.8
Short Term Investments	2.5
Other Assets & Liabilities	(1.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR EURO STOXX 50 ETF —
Management’s Discussion of Fund Performance

The SPDR® EURO STOXX 50 ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the price and yield performance of the EURO STOXX 50 Index (the “Index”). In seeking this objective, the Fund uses a replication strategy designed to track the price and yield performance of the EURO STOXX 50 Index.

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 12.90%, and the total return for the Index was 12.29%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The Fund outperformed the benchmark slightly due to the difference in tax withholding between the Fund and Index.

The Fund is focused on the supersector leaders in Europe. At the end of 2011 the obvious theme was outperformance of defensive sectors. The Fund was helped by outperformance in energy, health care, and consumer staples. Continuing the positive performance into the first quarter of 2012 the information technology sector was among the leaders as optimism about pricing power rose among competitors as a fellow memory chip maker filed for bankruptcy. With enthusiasm for auto-related shares and apparel names consumer discretionary was on the positive side as well. The positive returns in the fourth quarter of 2011 and the first quarter of 2012 gave way in the second quarter of 2012 as news the liquidity injections of early 2012 began to lose their buzz in early April. Focus turned to banking risk and the financial sector in the Fund was down for the quarter. Materials and industrials also had negative returns due to the unease in the European region. The Fund returned to positive performance in the third quarter of 2012 with positive returns in the financial sector despite its beleaguered banks with troubled balance sheets. The aggressive plans from the European Central Bank to support sovereign borrowers and preserve regional stability produced substantial recovery in confidence in the banking system.

On an individual security level, the top positive contributors to the Fund’s performance were Anheuser-Busch Inbev NV, Bayer AG, and Industria de Diseno Textil SA. Anheuser-Busch saw an increase in beer shipments. Bayer AG has received approval in Japan for a new drug to treat wet (exudative) age-related macular degeneration. Industria de Diseno Textil had strong retail sales. The top negative contributors to the Fund’s performance were Intesa Sanpaolo SpA, Danone, and Banco Santander SA. Intesa Sanpaolo faces tough challenges with lower rate environment, deteriorating asset quality, and reduced access to funding. Danone increased competition with private labels. Banco Santander continued stress testing in Europe for a possible increase in capital ratios.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR EURO STOXX 50 ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/15/02, 10/21/02, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR EURO STOXX 50 ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.29%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	EURO STOXX	NET ASSET	MARKET	EURO STOXX
	VALUE	VALUE	50 INDEX	VALUE	VALUE	50 INDEX

ONE YEAR	12.90%	14.78%	12.29%	12.90%	14.78%	12.29%

THREE YEARS	−15.25%	−15.36%	−16.44%	−5.37%	−5.41%	−5.81%

FIVE YEARS	−38.42%	−38.35%	−39.66%	−9.24%	−9.22%	−9.61%

SINCE INCEPTION (1)	78.24%	78.56%	74.20%	5.97%	5.99%	5.71%

(1)	For the period October 15, 2002 to September 30, 2012.

SPDR EURO STOXX 50 ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period October 15, 2002 to September 30, 2012.

SPDR EURO STOXX 50 ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

DESCRIPTION	TOTAL SA	SANOFI	SIEMENS AG	BASF SE	BANCO SANTANDER SA

MARKET VALUE	$58,137,494	54,232,743	43,813,087	40,926,743	38,831,785

% OF NET ASSETS	5.8	5.5	4.4	4.1	3.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	12.3%
Oil, Gas & Consumable Fuels	9.8
Pharmaceuticals	9.2
Diversified Telecommunication Services	7.3
Insurance	6.7
Chemicals	6.2
Industrial Conglomerates	5.6
Multi-Utilities	5.3
Automobiles	5.2
Food Products	4.9
Software	3.5
Beverages	3.4
Electric Utilities	2.1
Textiles, Apparel & Luxury Goods	2.1
Capital Markets	2.0
Electrical Equipment	1.7
Diversified Financial Services	1.6
Personal Products	1.6
Specialty Retail	1.4
Semiconductors & Semiconductor Equipment	1.2
Construction & Engineering	1.1
Health Care Equipment & Supplies	1.1
Real Estate Investment Trusts	1.0
Building Products	0.8
Construction Materials	0.7
Metals & Mining	0.7
Food & Staples Retailing	0.7
Communications Equipment	0.5
Short Term Investments	5.6
Other Assets & Liabilities	(5.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P Emerging Asia Pacific ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Emerging Asia Pacific ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of the Asia Pacific region. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Asia Pacific Emerging BMI Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 14.40%, and the total return for the Index was 15.87%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, compounding, cash drag and the optimization of the portfolio.

In the last quarter of 2011, the Index rose slightly. Through most of 2011, investors were concerned about inflation and rate hikes in Asia and also about the prospect of a “hard landing” in China. Turmoil in the Eurozone, however, had made emerging market central bankers, in general, more cautious. Policy tightening in many countries was on hold, and in the quarter a handful of emerging countries actually eased policy. China, the largest market in the Index, rose in the fourth quarter of 2011 as investors believed inflation was peaking in China, and that measures to restrain property speculation were bearing fruit. The gains in China were offset by the decline in India during the fourth quarter of 2011. The Indian market fell sharply, a country that had been a favored destination for many global investors; however India’s stubbornly high inflation and various corporate scandals had lessened enthusiasm. Headline inflation in India was moderately high, and India has been in a tightening cycle in previous months. The Reserve Bank of India tightened policy by 25 basis points in September 2011, and expectations were for further rate increases.

In the first quarter of 2011, the Index had significant gains in a general broad based rally that occurred in January and February over announcements by the European Central Bank to inject liquidity through long-term refinancing and economic surprises led by the US employment and manufacturing data. The March 2012 Index return decreased and ended the rally that started at the beginning of the year. The equity markets were faced with downward headwinds due to increased oil prices over concerns in the Middle East and continuing concerns over Greece. In the Asia Pacific region, China was negatively affected by a downward growth target and news of a sharp decline in exports.

In the second quarter of 2012, the Index produced a loss after the strong performance of the previous quarter, it became increasingly evident that economic activity was slowing in the US, the Eurozone and China. Emerging markets investors would continue to face policy-driven markets, with the “risk on/risk off” trade leading to choppy trading. There was plenty to worry about: a potential “credit event” in the Eurozone, or a disorderly exit by Greece with resulting contagion;

SPDR S&P Emerging Asia Pacific ETF —
Management’s Discussion of Fund Performance (continued)

continued downward revisions to estimates of 2012 economic activity in China; a possible conflict with Iran; political turmoil in Egypt and a bloody and widening conflict in Syria.

In the third quarter of 2012, the Index produced modest gains and Asia Pacific was the best performing region in emerging markets. The region was led by the strong performance from India. The Indian market saw most of its gains come in the month of September, after the first steps of reform were announced. On the economic front, at its recent mid-quarter monetary policy review, the Reserve Bank of India responded to the government’s reform initiatives by lowering the cash reserve ratio by 25 basis points to 4.25% to inject liquidity in the amount of 170 billion rupees or 0.2% of GDP. In addition, the monsoon season started poorly, as the early signs were suggesting a poor rainfall. The Fund uses Taiwan futures to gain temporary country exposure in the event of any basket creations. This did not have a material impact on the performance of the Fund.

On an individual security level, the top positive contributors to the Fund’s performance were Taiwan Semiconductor Manufacturing Co., Ltd. ADR, Hon Hai Precision Industry Co., Ltd. and Tencent Holdings, Ltd. The top negative contributors to the Fund’s performance were HTC Corp, Bharti Airtel, Ltd. and Ctrip.com International, Ltd.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P Emerging Asia Pacific ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/20/07, 3/23/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Emerging Asia Pacific ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P ASIA PACIFIC	NET ASSET	MARKET	S&P ASIA PACIFIC
	VALUE	VALUE	EMERGING BMI INDEX	VALUE	VALUE	EMERGING BMI INDEX

ONE YEAR	14.40%	17.51%	15.87%	14.40%	17.51%	15.87%

THREE YEARS	16.76%	15.36%	18.19%	5.30%	4.88%	5.73%

FIVE YEARS	−4.93%	−5.88%	−5.25%	−1.01%	−1.20%	−1.07%

SINCE INCEPTION (1)	37.89%	36.57%	39.30%	5.98%	5.79%	6.17%

(1)	For the period March 20, 2007 to September 30, 2012.

SPDR S&P Emerging Asia Pacific ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period March 20, 2007 to September 30, 2012.

SPDR S&P Emerging Asia Pacific ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

	TAIWAN
	SEMICONDUCTOR
	MANUFACTURING CO.,		CHINA CONSTRUCTION	HON HAI PRECISION
DESCRIPTION	LTD. ADR	CHINA MOBILE, LTD.	BANK CORP.	INDUSTRY CO., LTD.	BAIDU, INC. ADR

MARKET VALUE	$16,161,396	11,264,552	9,998,545	6,740,636	6,655,586

% OF NET ASSETS	4.1	2.9	2.6	1.7	1.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	16.6%
Oil, Gas & Consumable Fuels	11.2
Semiconductors & Semiconductor Equipment	7.5
Wireless Telecommunication Services	6.4
Internet Software & Services	4.1
Computers & Peripherals	4.0
Electronic Equipment, Instruments & Components	3.9
Real Estate Management & Development	3.1
Insurance	3.0
Food Products	2.9
Automobiles	2.7
Metals & Mining	2.6
Chemicals	2.5
Construction Materials	2.4
IT Services	2.4
Diversified Telecommunication Services	2.2
Independent Power Producers & Energy Traders	2.0
Transportation Infrastructure	1.8
Industrial Conglomerates	1.4
Construction & Engineering	1.4
Hotels, Restaurants & Leisure	1.4
Diversified Financial Services	1.2
Household Products	1.1
Electric Utilities	1.0
Capital Markets	0.8
Thrifts & Mortgage Finance	0.8
Pharmaceuticals	0.8
Tobacco	0.7
Food & Staples Retailing	0.7
Beverages	0.6
Electrical Equipment	0.6
Health Care Providers & Services	0.6
Communications Equipment	0.6
Gas Utilities	0.6
Marine	0.5
Media	0.5
Building Products	0.4
Airlines	0.4
Energy Equipment & Services	0.4
Textiles, Apparel & Luxury Goods	0.2
Machinery	0.2
Health Care Equipment & Supplies	0.1
Household Durables	0.1
Containers & Packaging	0.0 ***
Short Term Investments	7.4
Other Assets & Liabilities	(5.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for ProMOS Technologies, Inc., which was Level 3, and Via Technologies, Inc., which was Level 2, both part of the Semiconductors & Semiconductor Equipment Industry, and both representing less than 0.05% of net assets. (Note 2)
***	Amount shown represents less than 0.05% of net assets

SPDR S&P Small Cap Emerging Asia Pacific ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Small Cap Emerging Asia Pacific ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an equity index based upon the small capitalization segment of emerging markets of the Asia Pacific Region. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Asia Pacific Emerging Under USD2 Billion Index (the “Index”).

For the period since inception on January 11, 2011 through September 30, 2012 (the “Reporting Period”), the total return for the Fund was 11.08%, and the total return for the Index was 13.65%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was outside expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, transaction costs and variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

After the strong performance of emerging market equities, in the first quarter of 2012, they tumbled in the second quarter as it became increasingly evident that economic activity was slowing in the US, the Eurozone and China. The third quarter offered considerable relief to investors recovering losses from the second quarter.

Taiwan was the strongest contributor to the Fund’s performance, while China was the worst performer. The Taiwanese economy finally began to show signs of improvement in the latter part of the quarter ending six consecutive months of declines. The rebound was mainly driven by strong exports to neighboring economies in Asia as well as the low base from last year’s earthquake and tsunami in Japan. CPI has been elevated at a four year high driven by the rise in food prices due to the recent typhoon and higher oil prices. On the political front, the central bank of Taiwan and the People’s Bank of China finally signed a Memorandum of Understanding (MOU) for cross-strait currency settlement at the end of August. The MOU will go in to effect at the end of October. The Bank of Taiwan and Bank of Taiwan’s Shanghai branch was chosen as the settlement bank in mainland China.

The Chinese market, the second largest market in the Index, was the worst performing country in the region. The market has suffered throughout most of 2012, on the back of weaker earnings, slower economic growth and further worsening in external demand conditions. On the positive side, the economic data shows that the impact of policy easing has started to gain some traction. Public investment has increased significantly in recent months, especially in areas like infrastructure, railway, environment protection and clean energy. However, the recovery process is slow due to the weakness in manufacturing and export sectors. The sluggish external environment will continue to put stress on China’s export sector. Reflecting lingering growth concerns in the near term, the central and local governments have recently announced large-scale investment projects. This is positive news to the economic recovery.

SPDR S&P Small Cap Emerging Asia Pacific ETF —
Management’s Discussion of Fund Performance (continued)

Financial, information technology, and consumer discretionary were the best performing sectors. Investors believe that solid structural reforms will help alleviate some of the cyclical headwinds facing the economy.

On an individual security level, the top positive contributors to the Fund’s performance were True Corp. PCL, NVDR, Yuexiu Property Co. and Radiant Opto-Electronics Corp. True Corporation PCL, a Thailand-based integrated communications solutions provider, shares soared as investors as investors anticipated that the company is likely to win the 3G license in the auction on 2.1GHz spectrum this October. Yuexiu Property Co Ltd’s registered activity is in the real estate operations industry in China. Its stock performed well as the company focused on land purchases, sustaining its ’home base in Guangzhou and strategic expansion nationwide’ objective and the developer will be benefiting from the stronger balance sheet. Radiant Opto-Electronics’ shares rose as the company saw margin improvement, due to new mini tablets and some notebooks and all-in-one PC contributions from key customers.

The top negative contributors to the Fund’s performance were Bakrie Telecom Tbk PT, Energi Mega Persada Tbk PT, and Bakrieland Development Tbk PT. Shares of Indonesia’s mobile operator Bakrie Telecom dropped as the company suffered from the industry price war and bondholder concerns about the company’s ability to pay its debt on time. Energi Mega Persada, Indonesian exploration and production company, suffered from large capital expenditure requirements and low free cash flows. For Bakrieland Development the main culprit for the poor performance is the Kanci-Pejagan toll road, which began operations in 2010 and has not yet reached break-even point burdening Bakrieland’s balance sheet with high debt.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P Small Cap Emerging Asia Pacific ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/11/2012, 1/12/2012, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Small Cap Emerging Asia Pacific ETF as stated in the Fees and Expenses table of the prospectus dated January 11, 2012 is 0.65%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P ASIA PACIFIC			S&P ASIA PACIFIC
	NET ASSET	MARKET	EMERGING UNDER USD	NET ASSET	MARKET	EMERGING UNDER USD
	VALUE	VALUE	2 BILLION INDEX	VALUE	VALUE	2 BILLION INDEX

SINCE INCEPTION (1)	11.08%	9.65%	13.65%	N/A	N/A	N/A

(1)	For the period January 11, 2012 to September 30, 2012.

SPDR S&P Small Cap Emerging Asia Pacific ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period January 11, 2012 to September 30, 2012.

SPDR S&P Small Cap Emerging Asia Pacific ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

		RADIANT			NOVATEK
	SIMPLO TECHNOLOGY	OPTO-ELECTRONICS		BERJAYA SPORTS TOTO	MICROELECTRONICS
DESCRIPTION	CO., LTD.	CORP.	TRUE CORP. PCL, NVDR	BHD	CORP.

MARKET VALUE	$14,369	13,777	13,474	11,475	10,848

% OF NET ASSETS	0.6	0.6	0.6	0.5	0.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Real Estate Management & Development	9.6%
Semiconductors & Semiconductor Equipment	7.7
Electronic Equipment, Instruments & Components	6.6
Chemicals	5.5
Food Products	5.3
Metals & Mining	4.1
Computers & Peripherals	3.8
Commercial Banks	3.5
Machinery	3.0
Pharmaceuticals	2.8
Textiles, Apparel & Luxury Goods	2.6
Construction & Engineering	2.5
Electrical Equipment	2.3
Hotels, Restaurants & Leisure	2.3
Diversified Financial Services	2.2
Auto Components	2.2
Oil, Gas & Consumable Fuels	2.1
Communications Equipment	1.7
Independent Power Producers & Energy Traders	1.7
Multiline Retail	1.6
Automobiles	1.6
Media	1.4
Leisure Equipment & Products	1.4
Marine	1.3
Transportation Infrastructure	1.2
Specialty Retail	1.2
Capital Markets	1.1
Software	1.1
IT Services	1.0
Health Care Providers & Services	1.0
Internet Software & Services	1.0
Construction Materials	0.9
Health Care Equipment & Supplies	0.8
Industrial Conglomerates	0.8
Diversified Telecommunication Services	0.7
Household Durables	0.7
Water Utilities	0.6
Paper & Forest Products	0.6
Building Products	0.6
Airlines	0.6
Containers & Packaging	0.5
Commercial Services & Supplies	0.5
Beverages	0.5
Air Freight & Logistics	0.4
Consumer Finance	0.4
Distributors	0.3
Household Products	0.3
Biotechnology	0.3
Wireless Telecommunication Services	0.3
Office Electronics	0.3
Gas Utilities	0.3
Energy Equipment & Services	0.3
Insurance	0.3
Trading Companies & Distributors	0.3
Electric Utilities	0.3
Food & Staples Retailing	0.3
Personal Products	0.2
Aerospace & Defense	0.2
Professional Services	0.2
Diversified Consumer Services	0.1
Internet & Catalog Retail	0.1
Thrifts & Mortgage Finance	0.1
Short Term Investments	1.5
Other Assets & Liabilities	(0.7)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for Bakrie and Brothers Tbk PT, which was Level 3 and part of the Industrial Conglomerates Industry, representing 0.18% of net assets, Boshiwa International Holding, Ltd., which was Level 3 and part of the Specialty Retail Industry, representing 0.16% of net assets, and Via Technologies, Inc., which was Level 2 and part of the Semiconductors & Semiconductor Equipment Industry, representing 0.16% of net assets. (Note 2)

SPDR S&P Russia ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Russia ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an equity index based upon the Russian equity market. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Russia Capped BMI Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 13.40%, and the total return for the Index was 15.24%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, cash drag and mis-weights between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

Protests in Moscow erupted during the first quarter of the Reporting Period after allegedly fraudulent parliamentary elections, which saw Vladimir Putin’s United Russia party garner almost half of the vote. Despite the protests, the equity market rose moderately during the quarter on the strength of oil price firmness. Over half of the Index is in the energy sector. The market was also helped by consumer staples names which also rose moderately. On the economic front, the Central Bank of Russia cut its benchmark refinancing rate by 0.25% to 8.00% citing inflation risks and risks to the sustainability of economic growth. Also during the quarter, Russia’s MICEX and RTS exchanges completed their official merger, aiming to increase liquidity and transparency in order to attract more foreign investors.

In the second quarter of 2012, the Russian market struggled and Russia was the second worst performing market in the S&P Emerging Markets BMI Index. The Index fell double digits, led by the utilities sector. The market has been impacted by the decline in oil prices as well as what can be perceived as an increase in political risk. The recent weakness in ruble was a contributing factor for the domestic sectors. The Russian market strengthened towards the end of the Reporting Period. Putin signed a decree giving the government the right to protect OAO Gazprom from an anti-trust inquiry by the European Union. On the economic front, the central bank delivered a surprise 0.25% hike to all of its policy rates. The Index rose in the last fiscal quarter and finished the Reporting Period year up significantly.

On an individual security level, the top positive contributors to the Fund’s performance were Tatneft ADR, Sberbank of Russia ADR, and Lukoil OAO ADR. The top negative contributors to the Fund’s performance were MMC Norilsk Nickel Mining OJSC ADR, Rostelecom, and PIK Group GDR.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P Russia ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value the, total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/10/10, 3/11/10, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Russia ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P RUSSIA CAPPED	NET ASSET	MARKET	S&P RUSSIA CAPPED
	VALUE	VALUE	BMI INDEX	VALUE	VALUE	BMI INDEX

ONE YEAR	13.40%	16.94%	15.24%	13.40%	16.94%	15.24%

SINCE INCEPTION (1)	−1.29%	−1.23%	2.83%	−0.50%	−0.48%	1.10%

(1)	For the period March 10, 2010 to September 30, 2012.

SPDR S&P Russia ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period March 10, 2010 to September 30, 2012.

SPDR S&P Russia ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

			SBERBANK OF RUSSIA	MMC NORILSK NICKEL
DESCRIPTION	GAZPROM OAO ADR	LUKOIL OAO ADR	ADR	OJSC ADR	NOVATEK OAO GDR

MARKET VALUE	$7,672,441	4,913,785	3,937,281	1,785,826	1,704,821

% OF NET ASSETS	19.2	12.3	9.9	4.5	4.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Oil, Gas & Consumable Fuels	49.1%
Commercial Banks	12.1
Metals & Mining	10.4
Wireless Telecommunication Services	6.8
Chemicals	4.6
Food & Staples Retailing	4.5
Diversified Telecommunication Services	3.1
Electric Utilities	2.1
Energy Equipment & Services	1.6
Internet Software & Services	1.5
Real Estate Management & Development	1.1
Road & Rail	0.9
Pharmaceuticals	0.7
Household Durables	0.6
Transportation Infrastructure	0.3
Media	0.3
Short Term Investments	2.3
Other Assets & Liabilities	(2.0)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P China ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P China ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Chinese equity market. In seeking this objective, the Fund uses sampling strategy designed to track the total return performance of the S&P China BMI Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 16.17%, and the total return for the Index was 15.76%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

Global stock markets faced several major fears during the Reporting Period including the ongoing financial situation in Europe, US fiscal issues, and a slowdown or hard landing in China. The Fund is notably impacted by the third item. The Index started the Reporting Period strongly, rising slightly in the first quarter of the Reporting Period. Investors appeared to believe that inflation was cooling and measures to restrain property speculation were gaining traction. At the same time, China was loosening some economic constraints, attempting to balance continued strong growth against fears of a hard landing in the economy. During the quarter, some analysts predicted a hard landing, which is growth below 6%.

The Chinese market roared into the second quarter of the Reporting Period, with the Index rising significantly. Investors appeared encouraged by the efforts of the Chinese government to balance growth and inflation concerns. The tide turned abruptly in March when Premier Wen Jiabao announced a reduction of his growth target from 8% to 7.5%. The benchmark fell slightly in March following this news. While the quarter held a small gain, sentiment seemed to turn. In the third quarter, the Index fell again. April economic data was weak and only slightly improved in May. In June the PBOC (Peoples Bank of China) reduced benchmark interest rates in an effort to stimulate the economy, and maintain their monetary balancing act.

As the market moved into the final quarter of the Reporting Period, investors weighed slower growth, weaker earnings, and slower external demand against monetary easing and an uptick in public spending in China. The results were a slight gain for the Index during the final quarter.

At the end of an eventful Reporting Period, the Index rose significantly. This Fund’s specific focus on Chinese equities means its returns are driven significantly by the local economy, expectations for growth and Chinese government policies. As we saw during the last year, any of these variables can change very quickly.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P China ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/20/07, 3/23/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P China ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET		NET ASSET	MARKET
	VALUE	VALUE	S&P CHINA BMI INDEX	VALUE	VALUE	S&P CHINA BMI INDEX

ONE YEAR	16.17%	19.52%	15.76%	16.17%	19.52%	15.76%

THREE YEARS	3.71%	2.88%	3.55%	1.22%	0.95%	1.17%

FIVE YEARS	−24.46%	−24.42%	−25.87%	−5.46%	−5.45%	−5.81%

SINCE INCEPTION (1)	36.46%	35.78%	35.56%	5.78%	5.68%	5.65%

(1)	For the period March 20, 2007 to September 30, 2012.

SPDR S&P China ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period March 20, 2007 to September 30, 2012.

SPDR S&P China ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

	CHINA	CHINA CONSTRUCTION	INDUSTRIAL & COMMERCIAL	TENCENT
DESCRIPTION	MOBILE, LTD.	BANK CORP.	BANK OF CHINA	HOLDINGS, LTD.	CNOOC, LTD.

MARKET VALUE	$59,075,600	54,503,703	42,776,275	36,239,281	33,956,724

% OF NET ASSETS	7.8	7.2	5.6	4.8	4.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	20.2%
Oil, Gas & Consumable Fuels	14.5
Internet Software & Services	10.5
Wireless Telecommunication Services	7.8
Insurance	6.0
Real Estate Management & Development	5.5
Food Products	3.7
Transportation Infrastructure	2.8
Diversified Telecommunication Services	2.3
Metals & Mining	2.2
Construction & Engineering	1.7
Automobiles	1.7
Independent Power Producers & Energy Traders	1.6
Industrial Conglomerates	1.4
Construction Materials	1.3
Specialty Retail	1.3
Airlines	1.0
Food & Staples Retailing	1.0
Machinery	0.9
Chemicals	0.8
Personal Products	0.8
Health Care Equipment & Supplies	0.8
Computers & Peripherals	0.8
Hotels, Restaurants & Leisure	0.7
Communications Equipment	0.7
Pharmaceuticals	0.6
Multiline Retail	0.6
Textiles, Apparel & Luxury Goods	0.6
Marine	0.6
Electrical Equipment	0.5
Electronic Equipment, Instruments & Components	0.5
Health Care Providers & Services	0.5
Water Utilities	0.5
Gas Utilities	0.4
Energy Equipment & Services	0.4
Media	0.4
Beverages	0.3
Diversified Consumer Services	0.3
Paper & Forest Products	0.3
Semiconductors & Semiconductor Equipment	0.2
IT Services	0.2
Road & Rail	0.1
Software	0.1
Household Durables	0.1
Household Products	0.1
Auto Components	0.1
Aerospace & Defense	0.1
Diversified Financial Services	0.1
Commercial Services & Supplies	0.1
Leisure Equipment & Products	0.0 ***
Biotechnology	0.0 ***
Short Term Investments	17.6
Other Assets & Liabilities	(17.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for China Milk Products Group, Ltd., which was Level 2 and part of the Food Products Industry, representing 0.00% of net assets. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P Emerging Markets ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Emerging Markets ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of the world. In seeking this objective, the Fund uses a sampling strategy to track the total return performance of the S&P Emerging BMI Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 15.58%, and the total return for the Index was 16.00%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund and slight variations between the Fund withholding and Index constituents.

During the Reporting Period, there were a number of factors that had a significant impact on this Fund’s performance. One of the bigger concerns during the Reporting Period revolved around China and their government’s ability to navigate a slowing economy without experiencing a hard landing. Another involved Brazil, a market that had been growing rapidly but was now experiencing slowing growth and increasing inflation. A third factor that contributed to this Fund’s performance were growing concerns regarding the situation in the Middle East, especially the deteriorating situation in Syria and Iran’s ongoing nuclear program. Finally, rising commodity prices which have helped fuel emerging market returns in prior years generated a relatively lack luster return in the most recent twelve months.

The Fund invested in Taiwan futures to achieve the desired exposure during the Reporting Period. This did not have a material impact on the Fund’s performance.

On an individual security level, the top positive contributors to the Fund’s performance were Cemex SAB de CV, Great Wall Motor Co., Ltd., and Shimao Property Holdings, Ltd. Cemex SAB’s strong return was a result of improved operating margins and lower foreign exchange losses. For Great Wall Motor Co, significant increases in earnings and sales associated, in part, to successes in their SUV line fueled their positive performance. In Shimao Property’s case, strong sales, impressive financial discipline and an improving housing market all combined to drive this stock’s price higher.

The top negative contributors to the Fund’s performance were Powerchip Technology Corp., Aquarius Platinum, Ltd. and Suntech Power Holdings Co., Ltd. For Powerchip Technology, a significant internal debt overhang combined with shrinking margins which left the company operating at a loss led to this stock’s decline. In Aquarius Platinum’s case, the stock declined due in part to significant labor unrest including several strike and a general reduction in demand. Finally, Suntech’s negative return was a result of lower sales, reduced earnings and continued concerns regarding their outstanding debt.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P Emerging Markets ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/20/07, 3/23/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Emerging Markets ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P EMERGING BMI	NET ASSET	MARKET	S&P EMERGING BMI
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	15.58%	17.69%	16.00%	15.58%	17.69%	16.00%

THREE YEARS	16.68%	15.57%	17.85%	5.28%	4.94%	5.63%

FIVE YEARS	−3.28%	−3.98%	−3.11%	−0.66%	−0.81%	−0.63%

SINCE INCEPTION (1)	30.77%	30.08%	31.53%	4.97%	4.87%	5.08%

(1)	For the period March 20, 2007 to September 30, 2012.

SPDR S&P Emerging Markets ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period March 20, 2007 to September 30, 2012.

SPDR S&P Emerging Markets ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

	GAZPROM		TAIWAN SEMICONDUCTOR	AMERICA MOVIL	LUKOIL
DESCRIPTION	OAO ADR	CHINA MOBILE, LTD.	MANUFACTURING CO., LTD.	SAB DE CV	OAO ADR

MARKET VALUE	$4,215,814	3,120,617	2,766,282	2,755,682	2,744,773

% OF NET ASSETS	2.5	1.9	1.7	1.7	1.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

	PERCENT OF
INDUSTRY **	NET ASSETS

Oil, Gas & Consumable Fuels	15.6%
Commercial Banks	15.0
Metals & Mining	7.6
Wireless Telecommunication Services	6.8
Semiconductors & Semiconductor Equipment	4.1
Beverages	3.6
Internet Software & Services	3.0
Insurance	2.1
Food Products	1.9
Diversified Financial Services	1.9
Diversified Telecommunication Services	1.9
Real Estate Management & Development	1.8
Automobiles	1.8
Chemicals	1.8
Multiline Retail	1.6
Construction & Engineering	1.6
Industrial Conglomerates	1.5
Food & Staples Retailing	1.5
Media	1.5
IT Services	1.5
Computers & Peripherals	1.3
Construction Materials	1.3
Electric Utilities	1.2
Specialty Retail	1.1
Electronic Equipment, Instruments & Components	1.1
Independent Power Producers & Energy Traders	1.1
Transportation Infrastructure	1.0
Pharmaceuticals	0.9
Hotels, Restaurants & Leisure	0.9
Household Products	0.7
Tobacco	0.7
Thrifts & Mortgage Finance	0.6
Communications Equipment	0.6
Capital Markets	0.5
Leisure Equipment & Products	0.5
Airlines	0.5
Machinery	0.4
Personal Products	0.4
Gas Utilities	0.4
Household Durables	0.3
Water Utilities	0.3
Electrical Equipment	0.3
Trading Companies & Distributors	0.3
Energy Equipment & Services	0.2
Marine	0.2
Health Care Providers & Services	0.1
Paper & Forest Products	0.1
Textiles, Apparel & Luxury Goods	0.1
Distributors	0.1
Aerospace & Defense	0.1
Professional Services	0.1
Software	0.1
Road & Rail	0.0	***
Health Care Equipment & Supplies	0.0	***
Containers & Packaging	0.0	***
Auto Components	0.0	***
Air Freight & Logistics	0.0	***
Building Products	0.0	***
Biotechnology	0.0	***
Short Term Investments	6.2
Other Assets & Liabilities	(1.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for ProMOS Technologies, Inc., which was Level 3 and part of the Semiconductors & Semiconductor Equipment Industry, Chaoda Modern Agriculture Holdings, Ltd., which was Level 3 and part of the Food Products Industry, Bajaj Holdings and Investment, Ltd., which was Level 2 and part of the Hotels, Restaurants & Leisure Industry, and Avusa, Ltd., which was Level 2 and part of the Media Industry, each representing less than 0.05% of net assets. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P Emerging Markets Dividend ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Emerging Markets Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an Index that tracks dividend paying securities of publicly-traded companies in emerging markets. In seeking this objective, the Fund uses a sampling strategy to track the total return performance of the S&P Emerging Markets Dividend Opportunities Index (the “Index”).

For the 12 month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 5.54%, and the total return for the Index was 6.76%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, cash drag, index rebalancing and differences resulting from performance volatility.

When the International Monetary Fund proposed in mid-January 2012 a $500 billion expansion of its lending capacity, equity traders grew confident enough to push share prices into meaningfully higher territory. Relief that the Eurozone was no longer on the brink of a credit implosion flattered the euro and many other currencies, enabling emerging market equities to finish the first quarter of 2012 with generous gains. In the second quarter of 2012, however, weak Chinese data, concerns around Spain’s need for a bailout and Greece’s ability to meet its requirements under its bailout led to fresh financial tremors again in Europe. Performance stayed mixed but the markets ended the year in positive territory as several European leaders pledged to preserve the euro and the European Central Bank intervened again to stem off the debt crisis.

On an individual security level, the top positive contributors to the Fund’s performance were KGHM Polska Miedz SA, Shimao Property Holdings, Ltd. and Surgutneftegas OJSC. The top negative contributors to the Fund’s performance were Renhe Commercial Holdings, Lonking Holdings, Ltd., and HTC Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P Emerging Markets Dividend ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/23/11, 2/24/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Emerging Markets Dividend ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P EMERGING			S&P EMERGING
	NET ASSET	MARKET	MARKETS DIVIDEND	NET ASSET	MARKET	MARKETS DIVIDEND
	VALUE	VALUE	OPPORTUNITIES INDEX	VALUE	VALUE	OPPORTUNITIES INDEX

ONE YEAR	5.54%	7.09%	6.76%	5.54%	7.09%	6.76%

SINCE INCEPTION (1)	−3.67%	−3.91%	0.45%	−2.30%	−2.45%	0.27%

(1)	For the period February 23, 2011 to September 30, 2012.

SPDR S&P Emerging Markets Dividend ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period February 23, 2011 to September 30, 2012.

SPDR S&P Emerging Markets Dividend ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

					SURGUTNEFTEGAS
	KGHM POLSKA	BANCO DO BRASIL		SK TELECOM	OJSC ADR
DESCRIPTION	MIEDZ SA	SA ADR	THAI OIL PCL	CO., LTD.	PREFERENCE SHARES

MARKET VALUE	$12,328,148	10,894,131	10,231,615	9,978,819	9,779,637

% OF NET ASSETS	4.1	3.6	3.4	3.3	3.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Oil, Gas & Consumable Fuels	14.2%
Metals & Mining	13.9
Commercial Banks	12.8
Electric Utilities	11.5
Diversified Telecommunication Services	9.5
Wireless Telecommunication Services	8.2
Insurance	4.4
Chemicals	3.5
Communications Equipment	3.0
Real Estate Management & Development	2.7
Independent Power Producers & Energy Traders	2.3
Diversified Financial Services	2.0
Construction Materials	1.4
Computers & Peripherals	1.4
Electronic Equipment, Instruments & Components	1.3
Semiconductors & Semiconductor Equipment	1.2
Textiles, Apparel & Luxury Goods	1.1
Industrial Conglomerates	1.0
Water Utilities	0.9
Automobiles	0.8
Food Products	0.4
Machinery	0.4
Transportation Infrastructure	0.4
Gas Utilities	0.3
Tobacco	0.1
Personal Products	0.1
Household Products	0.1
Road & Rail	0.1
Trading Companies & Distributors	0.1
Media	0.1
Software	0.1
Household Durables	0.1
Short Term Investments	11.9
Other Assets & Liabilities	(11.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P BRIC 40 ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P BRIC 40 ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of Brazil, Russia, India and China. In seeking this objective, the Fund uses a replication strategy designed to track the total return performance of the S&P BRIC 40 Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 12.82%, and the total return for the Index was 13.68%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, cash drag and compounding.

For the Reporting Period, it was a tale of two halves. During the first six months (fourth quarter of 2011 and first quarter of 2012), the Fund had a significant return . During these first six months, China, Russia and Brazil all surged. The Chinese, who embarked upon a very large stimulus during the recession, and which had been tightening policy for several months, began a policy of modest interest rate easing. Investors began believing inflation had peaking in China, and that measures to restrain property speculation had begun to bear fruit. The hope by many investors was that China would avoid a “hard landing” (defined as growth below 6%). Brazil’s return was handcuffed to an extent, by a depreciating real, that was a result of a steep IOF tax (tax applicable to all Brazilian real purchase), but Brazil did benefit from the surge in commodities prices — particular those of metals. Despite protests in Moscow that erupted after allegedly fraudulent parliamentary elections, which saw Vladimir Putin’s United Russia party garner almost half of the vote, Russian equities rallied on the back of oil price firmness.

During the second six months of the Reporting Period in review (second and third quarter 2012), however, the Fund retreated. The second quarter of 2012 was dominated by global investors’ continued concern about the stability of the European banking system, and in particular the solvency of Spanish banks. Brazil, India and Russia all retreated by double-digit percentages during the second half of the Reporting Period. From tax incentives for key industries to increased lending by state-controlled banks, Brazil’s government made clear efforts to revive the economy, yet measures were slow to take effect and had little impact on investor sentiment. In India, the monsoon season started poorly, as the early signs were suggesting a poor rainfall. But, as the quarter progressed, the season seemed to have picked up. Russia was led down by the utilities sector. In the second six months, the market had clearly been impacted by the decline in oil prices as well as what can be perceived as an increase in political risk. The recent weakness in ruble was a contributing factor for the domestic sectors.

On an individual security level, the top positive contributors to the Fund’s performance were China Overseas Land & Investment, Ltd., Tencent Holdings, Ltd. and Ping An Insurance Group Co. of China, Ltd. As its name would suggest,

SPDR S&P BRIC 40 ETF —
Management’s Discussion of Fund Performance (continued)

China Overseas Land & Investment is a firm that specializes in property development and investment. The economic data shows that the impact of policy easing has started to gain some traction in China. Public investment has increased significantly in recent months, especially in areas like infrastructure and railway. Tencent is an internet services provider, and saw steady growth in its social networking products and a big surge in revenue from advertising over the Reporting Period. Finally, Ping An Insurance Group benefited from strong growth in premium revenues.

The top negative contributors to the Fund’s performance were: Companhia Siderurgica Nacional, Vale SA ADR, and NovaTek OAO GDR. Companhia Siderurgica Nacional SA ADR, a steel producer, was hurt in particular by falling demand for iron ore as well as weak steel revenues. Along the same lines, Vale SA, a mining company, was also hampered by poor iron ore sales. Finally, Novatek OAO, a Russian energy company, was clearly affected by the decline in oil prices over the last six months of the Reporting Period, as well as what can be perceived as an increase in political risk in that country.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P BRIC 40 ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/07, 6/22/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P BRIC 40 ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET		NET ASSET	MARKET
	VALUE	VALUE	S&P BRIC 40 INDEX	VALUE	VALUE	S&P BRIC 40 INDEX

ONE YEAR	12.82%	15.16%	13.68%	12.82%	15.16%	13.68%

THREE YEARS	6.11%	5.00%	8.15%	2.00%	1.64%	2.65%

FIVE YEARS	−15.36%	−15.40%	−13.12%	−3.28%	−3.29%	−2.77%

SINCE INCEPTION (1)	6.13%	5.85%	9.07%	1.13%	1.08%	1.66%

(1)	For the period June 19, 2007 to September 30, 2012.

SPDR S&P BRIC 40 ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period June 19, 2007 to September 30, 2012.

SPDR S&P BRIC 40 ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

	SBERBANK OF	GAZPROM		CHINA CONSTRUCTION	LUKOIL
DESCRIPTION	RUSSIA ADR	OAO ADR	CHINA MOBILE, LTD.	BANK CORP.	OAO ADR

MARKET VALUE	$21,742,236	20,645,250	19,488,615	17,256,392	12,735,692

% OF NET ASSETS	7.3	7.0	6.6	5.8	4.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Oil, Gas & Consumable Fuels	32.6%
Commercial Banks	30.5
Internet Software & Services	7.7
Wireless Telecommunication Services	7.6
Metals & Mining	5.7
Insurance	4.2
Beverages	3.2
IT Services	2.0
Diversified Telecommunication Services	1.8
Chemicals	1.4
Food Products	1.3
Real Estate Management & Development	1.2
Electric Utilities	0.6
Short Term Investments	12.6
Other Assets & Liabilities	(12.4)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P Emerging Europe ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Emerging Europe ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon European emerging markets. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P European Emerging Capped BMI Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 14.32%, and the total return for the Index was 15.84%. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, cash drag, and compounding.

Although there was a steady erosion in the prices of risky assets last year, the first half of 2012 observed a strong rally and offered considerable relief to investors. A growing belief that European policymakers have established a somewhat orderly path to avert a major financial crisis helped in diminishing the indirect effects of the sovereign crisis on the remaining continent. Russian markets in particular, albeit its ongoing political risk and the budget’s dependence on oil, saw strong returns through the course of the year on account of robust incomes, strong lending data, and overall healthy-looking demand in most domestic sectors. As quantitative easing occurred in most developed markets, emerging markets benefited from the momentum of the liquidity flow and increasing investor confidence.

On an individual security level, the top positive contributors to the Fund’s performance were Lukoil OAO ADR, Sberbank and Gazprom OAO. The top negative contributors to the Fund’s performance were MMC Norilsk Nickel OJSC ADR, Evraz PLC, and VTB Bank OJSC GDR.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P Emerging Europe ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/20/07, 3/23/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Emerging Europe ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P EUROPEAN			S&P EUROPEAN
	NET ASSET	MARKET	EMERGING CAPPED BMI	NET ASSET	MARKET	EMERGING CAPPED BMI
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	14.32%	17.92%	15.84%	14.32%	17.92%	15.84%

THREE YEARS	10.30%	8.32%	15.29%	3.32%	2.70%	4.86%

FIVE YEARS	−30.39%	−30.71%	−28.93%	−6.99%	−7.07%	−6.60%

SINCE INCEPTION (1)	−17.35%	−17.52%	−14.32%	−3.38%	−3.42%	−2.75%

(1)	For the period March 20, 2007 to September 30, 2012.

SPDR S&P Emerging Europe ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period March 20, 2007 to September 30, 2012.

SPDR S&P Emerging Europe ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

DESCRIPTION	GAZPROM OAO ADR	LUKOIL OAO ADR	SBERBANK	ROSNEFT OIL CO. GDR	NOVATEK OAO GDR

MARKET VALUE	$12,108,554	6,618,920	6,057,067	3,126,285	3,121,582

% OF NET ASSETS	14.0	7.6	7.0	3.6	3.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

	PERCENT OF
INDUSTRY**	NET ASSETS

Oil, Gas & Consumable Fuels	37.8%
Commercial Banks	21.3
Metals & Mining	8.8
Wireless Telecommunication Services	5.8
Diversified Telecommunication Services	4.9
Electric Utilities	4.1
Food & Staples Retailing	2.9
Chemicals	2.5
Industrial Conglomerates	1.6
Beverages	1.3
Household Durables	1.3
Pharmaceuticals	1.1
Insurance	0.9
Airlines	0.9
Diversified Financial Services	0.8
Distributors	0.6
Real Estate Management & Development	0.6
Media	0.6
Energy Equipment & Services	0.5
Road & Rail	0.4
Software	0.3
Internet Software & Services	0.3
Hotels, Restaurants & Leisure	0.1
Building Products	0.1
Construction & Engineering	0.0	***
Food Products	0.0	***
Biotechnology	0.0	***
Short Term Investments	2.0
Other Assets & Liabilities	(1.5)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P Emerging Latin America ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Emerging Latin America ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Latin American emerging markets. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Latin America BMI Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 14.49%, and the total return for the Index was 14.97%. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, cash drag and mis-weights between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

For the Reporting Period under review, it was a tale of two halves. During the first six months (fourth quarter of 2011 and first quarter of 2012), the Fund had a significant return. During these first six months, the region benefited from the rally in commodity prices that occurred. Copper, silver and tin all saw prices rise by double digits. Oil prices rose significantly to end the first quarter at $124. The central bank in Brazil also began a policy of easing interest rates. Brazil extended the reach of the IOF tax (tax applicable to all Brazilian real purchase) on capital inflows in yet another attempt to slow inflows which have driven up the value of the Real and threatened the economic recovery. The Mexican business cycle is highly correlated with the US. As the news flow out of the US modestly improved and the US market rallied, so did the Mexican market. Materials, consumer discretionary and consumer staples all rose in double digits. The rise in copper prices helped benefit many materials companies, such as Peru’s Southern Copper.

During the second six months of the Reporting Period (second and third quarter of 2012), however, the Fund retreated. The second quarter of 2012 was dominated by global investors’ continued concern about the stability of the European banking system, and in particular the solvency of Spanish banks. From tax incentives for key industries to increased lending by state-controlled banks, Brazil’s government made clear efforts to revive the economy, yet measures were low to take effect and had little impact on investor sentiment. Amongst the smaller markets, Columbia’s second quarter woes were driven by the weakness in oil prices and the only names to provide a boost to the market were Cementos Argos and Almacenes Exito . Meanwhile, the Peruvian market declined during the quarter as the mining stocks became weak after the clashes/protests over the Conga mining project.

On an individual security level, the top positive contributors to the Fund’s performance were all Mexican firms: Construction materials company Cemex SAB de CV, diversified bank Grupo Financiero Banorte SAB, and finally airport servicing firm Grupo Aeroportuario del Sureste SAB The top negative contributors to the Fund’s performance were: Brazilian energy firm OGX Petroleo e Gas Participacoes SA ADR, Mexican homebuilder Urbi Desarrollos Urbanos SA de CV, and Mexican electronics retailer Grupo Elektra SA de CV.

SPDR S&P Emerging Latin America ETF —
Management’s Discussion of Fund Performance (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P Emerging Latin America ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/20/07, 3/23/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Emerging Latin America ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P LATIN AMERICA	NET ASSET	MARKET	S&P LATIN AMERICA
	VALUE	VALUE	BMI INDEX	VALUE	VALUE	BMI INDEX

ONE YEAR	14.49%	15.28%	14.97%	14.49%	15.28%	14.97%

THREE YEARS	9.39%	8.90%	13.28%	3.04%	2.88%	4.24%

FIVE YEARS	2.11%	2.04%	7.09%	0.42%	0.40%	1.38%

SINCE INCEPTION (1)	39.36%	39.10%	48.31%	6.18%	6.15%	7.38%

(1)	For the period March 20, 2007 to September 30, 2012.

SPDR S&P Emerging Latin America ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period March 20, 2007 to September 30, 2012.

SPDR S&P Emerging Latin America ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

					ITAU UNIBANCO
		PETROLEO BRASILEIRO		COMPANHIA DE BEBIDAS	HOLDING SA
	AMERICA MOVIL	SA PREFERENCE	VALE SA PREFERENCE	DAS AMERICAS	PREFERENCE
DESCRIPTION	SAB DE CV	SHARES ADR	SHARES ADR	PREFERENCE SHARES ADR	SHARES ADR

MARKET VALUE	$8,043,912	5,951,021	4,805,630	4,578,852	4,547,007

% OF NET ASSETS	7.1	5.2	4.2	4.0	4.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	17.2%
Metals & Mining	16.1
Oil, Gas & Consumable Fuels	12.4
Wireless Telecommunication Services	7.6
Beverages	7.0
Food & Staples Retailing	4.1
Food Products	3.0
Multiline Retail	3.0
Industrial Conglomerates	2.9
Electric Utilities	2.8
Diversified Financial Services	2.0
Diversified Telecommunication Services	1.9
Paper & Forest Products	1.7
Independent Power Producers & Energy Traders	1.6
Transportation Infrastructure	1.5
Real Estate Management & Development	1.5
Construction Materials	1.4
Media	1.4
Airlines	1.0
Household Durables	1.0
Personal Products	1.0
Water Utilities	1.0
Tobacco	1.0
Household Products	0.7
Chemicals	0.7
IT Services	0.7
Specialty Retail	0.6
Construction & Engineering	0.6
Aerospace & Defense	0.5
Containers & Packaging	0.3
Capital Markets	0.3
Software	0.3
Road & Rail	0.3
Machinery	0.3
Internet & Catalog Retail	0.1
Health Care Providers & Services	0.1
Short Term Investments	11.1
Other Assets & Liabilities	(10.7)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P Emerging Middle East & Africa ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Emerging Middle East & Africa ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Middle Eastern and African emerging markets. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Mid-East & Africa BMI Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 19.26%, and the total return for the Index was 19.65%. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, cash drag and mis-weights between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

For the Reporting Period under review, it was a tale of two halves. During the first six months (fourth quarter of 2011 and first quarter of 2012), the Fund had a significant positive return. During these first six months, the region benefited from the rally in commodity prices that occurred. Copper, silver and tin all saw prices rise by double digits, all of which helped the Fund given its sizeable allocation to materials companies. Egypt rose significantly during the Reporting Period despite the strong performance foreign reserves continued to drop albeit at a slower pace. An IMF deal increasingly appears to be Egypt’s only hope in avoiding a sharp devaluation of the EGP. South Africa, by far the largest market with a weight representing almost the entire Fund, also rose significantly in the first six months of the Reporting Period. The South African Reserve Bank (SARB) left the policy rate unchanged at 5.5%. The government believes the global outlook has improved and therefore revised its GDP growth forecast for 2012.

During the second six months of the Reporting Period (second and third quarters of 2012), however, the Fund had a slight positive gain. The second quarter of 2012 was dominated by global investors’ continued concern about the stability of the European banking system, and in particular the solvency of Spanish banks. South Africa, the largest market in EMEA, was down in the second quarter as disappointing corporate earnings news from the resource sector remained the main theme. Suboptimal operating performance, together with a muted production outlook and falling commodity prices weighed on the country. The Egyptian market also fell in the second quarter during which Egypt’s first free presidential election occurred with a victory for the Muslim Brotherhood with its candidate, Mohamed Morsi.

In the third quarter of 2012, both markets clawed backthe lossesand then some. At the end of the third quarter, it was announced that the planned visit by an IMF delegation to negotiate Egypt’s potential IMF agreement has been postponed until after the IMF’s annual meetings to be held in mid-October. South Africa, the largest market in the Fund was up in the third quarter, but has struggled as the labor unrest has fully consumed both the gold and platinum sectors. The market was also impacted by the depreciation of the rand and Moody’s announcement of its downgrade of the

SPDR S&P Emerging Middle East & Africa ETF —
Management’s Discussion of Fund Performance (continued)

country by one notch to Baa1 from A3. The country’s sovereign debt is still investment grade, but the agency has left the country on negative outlook.

On an individual security level, the top positive contributors to the Fund’s performance were Egyptian real estate development firm Palm Hills Development Co. S.A.E., Egyptian steel company Ezz Steel Co. S.A.E., and South African media company Avusa. The top negative contributors to the Fund’s performance were all South African companies: precious metals company Aquarius Platinum Ltd., steel manufacturer Evraz Highveld Steel & Vanadium Ltd., and telecommunications company Telkom S.A. Ltd.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P Emerging Middle East & Africa ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/20/07, 3/23/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Emerging Middle East & Africa ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P MID-EAST &	NET ASSET	MARKET	S&P MID-EAST &
	VALUE	VALUE	AFRICA BMI INDEX	VALUE	VALUE	AFRICA BMI INDEX

ONE YEAR	19.26%	21.39%	19.65%	19.26%	21.39%	19.65%

THREE YEARS	31.04%	28.37%	33.46%	9.43%	8.68%	10.10%

FIVE YEARS	20.50%	18.99%	25.97%	3.80%	3.54%	4.72%

SINCE INCEPTION (1)	39.58%	38.31%	46.78%	6.21%	6.04%	7.18%

(1)	For the period March 20, 2007 to September 30, 2012.

SPDR S&P Emerging Middle East & Africa ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period March 20, 2007 to September 30, 2012.

SPDR S&P Emerging Middle East & Africa ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

				STANDARD BANK	ANGLOGOLD
DESCRIPTION	MTN GROUP, LTD.	NASPERS, LTD.	SASOL, LTD.	GROUP, LTD.	ASHANTI, LTD.

MARKET VALUE	$7,819,644	6,658,040	5,868,999	4,164,404	3,409,461

% OF NET ASSETS	8.5	7.2	6.4	4.5	3.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Metals & Mining	13.9%
Commercial Banks	10.6
Wireless Telecommunication Services	9.9
Oil, Gas & Consumable Fuels	7.4
Media	7.4
Diversified Financial Services	6.6
Insurance	5.0
Food & Staples Retailing	4.7
Real Estate Management & Development	4.3
Specialty Retail	4.0
Food Products	3.2
Construction & Engineering	2.7
Industrial Conglomerates	2.6
Health Care Providers & Services	2.1
Pharmaceuticals	2.1
Multiline Retail	1.7
Capital Markets	1.2
Household Durables	1.2
Distributors	1.0
Construction Materials	1.1
Real Estate Investment Trusts	0.9
Paper & Forest Products	0.9
Chemicals	0.9
Diversified Telecommunication Services	0.7
Containers & Packaging	0.7
Trading Companies & Distributors	0.7
Electronic Equipment, Instruments & Components	0.5
Hotels, Restaurants & Leisure	0.4
Tobacco	0.4
Marine	0.2
Electrical Equipment	0.1
Auto Components	0.1
Energy Equipment & Services	0.1
Commercial Services & Supplies	0.1
Professional Services	0.1
IT Services	0.1
Textiles, Apparel & Luxury Goods	0.0 ***
Short Term Investments	8.2
Other Assets & Liabilities	(7.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for Avusa, Ltd., which was Level 2 and part of the Media Industry, representing 0.15% of net assets. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P World ex-US ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P World ex-US ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the developed world (ex-US) equity markets. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 14.99%, and the total return for the Index was 14.72%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations.

After a downbeat finish to 2011, solid US data on employment and manufacturing activity coupled with European figures that reflected economic stabilization, compelled more cautious investors to increase equity exposure steadily through January, and credit spreads tumbled as confidence improved. Stock markets around the world continued to rally strongly through January and February, rebounding nicely from the downbeat growth expectations that had prevailed into the end of 2011. This rebound was short-lived though, as investors became more hesitant in early March due to tepid economic figures from Europe and Japan. While healthy first-quarter earnings reports countered the hesitant tone of incoming economic indicators during April, share prices had little buffer left in May when US employment figures lost momentum. The possibility that new leadership might formally reject the euro led to fears that bank deposits could eventually face involuntary devaluation, not only in Greece, but also in other heavily indebted peripheral nations, with Spanish banks attracting particular scrutiny.

Fortunately, the selling of equities seemed to lighten up once again in June, as collapsing oil prices diminished inflation risks considerably, and as investors began contemplating the potential for new and concerted central bank measures, volatility receded and even the most defeated equity markets gingerly lifted off their 2012 low. On the last day of June, after the latest European summit had eased immediate pressure on Spain, equities enjoyed their most powerful rally of the first six months of 2012, demonstrating how ingrained investor caution had become amid the financial and economic turmoil of the spring. The late surge flattered the MSCI World Index of developed equity markets with a slight positive June return.

The final quarter of the Reporting Period produced a few more volatile months. Investors remained cautious about earnings reports from prior quarter toward the end of the quarter, as reports showed signs of diminished growth, particularly on the revenue side and particularly outside the US. One market that derived little net benefit from the central bank largesse in the US and Europe was that for Japanese equities. Even though the Bank of Japan announced expanded asset purchases of its own in July and September, the moves seemed timid by comparison, and the yen held

SPDR S&P World ex-US ETF —
Management’s Discussion of Fund Performance (continued)

value well through the third quarter. In the end, both the Fund and the Index finished the Reporting Period with strong double digit returns.

On an individual security level, the top positive contributors to the Fund’s performance were Samsung Electronics Co., Ltd. GDR, Nestle SA and HSBC Holdings PLC. Samsung Electronics was able to improve its operating performance, despite uncertain macroeconomic conditions, mainly as a result of its strengthening position in the mobile handset market. Nestle S.A. announced its intention to acquire Pfizer’s PFE infant nutrition business in the second quarter of 2012. This strategic decision to enter a high growth market in addition being a leader in beverages, dairy products, confectionary and pet care has contributed to Nestle’s positive return. The top negative contributors to the Fund’s performance were Canon Inc., Telefonica SA and Nokia Oyj. Canon Inc. suffered due to a larger than expected decline in camera sales, as consumers switch to smartphones. Telefonica and Nokia both felt the stress of the European debt crisis and struggled as competition continues to rise against Apple’s iPhone.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P World ex-US ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/20/07, 4/26/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P World ex-US ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.34%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P DEVELOPED EX-US	NET ASSET	MARKET	S&P DEVELOPED EX-US
	VALUE	VALUE	BMI INDEX	VALUE	VALUE	BMI INDEX

ONE YEAR	14.99%	16.32%	14.72%	14.99%	16.32%	14.72%

THREE YEARS	9.49%	8.65%	11.70%	3.07%	2.80%	3.76%

FIVE YEARS	−19.93%	−20.09%	−18.00%	−4.35%	−4.39%	−3.89%

SINCE INCEPTION (1)	−16.27%	−16.42%	−13.91%	−3.21%	−3.24%	−2.71%

(1)	For the period April 20, 2007 to September 30, 2012.

SPDR S&P World ex-US ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period April 20, 2007 to September 30, 2012.

SPDR S&P World ex-US ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

		SAMSUNG ELECTRONICS
DESCRIPTION	NESTLE SA	CO., LTD. GDR	HSBC HOLDINGS PLC	NOVARTIS AG	BP PLC

MARKET VALUE	$6,485,393	6,274,044	4,895,192	4,700,202	4,217,994

% OF NET ASSETS	1.6	1.5	1.2	1.1	1.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

	PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	11.9%
Oil, Gas & Consumable Fuels	8.7
Pharmaceuticals	6.8
Metals & Mining	6.2
Insurance	3.9
Chemicals	3.6
Food Products	3.4
Real Estate Management & Development	2.7
Automobiles	2.7
Machinery	2.5
Diversified Telecommunication Services	2.3
Wireless Telecommunication Services	2.3
Food & Staples Retailing	2.2
Semiconductors & Semiconductor Equipment	2.2
Beverages	2.2
Capital Markets	1.9
Hotels, Restaurants & Leisure	1.7
Industrial Conglomerates	1.6
Trading Companies & Distributors	1.6
Road & Rail	1.5
Multi-Utilities	1.5
Media	1.4
Real Estate Investment Trusts	1.4
Electric Utilities	1.4
Construction & Engineering	1.3
Tobacco	1.2
Textiles, Apparel & Luxury Goods	1.2
Electronic Equipment, Instruments & Components	1.2
Electrical Equipment	1.2
Auto Components	1.0
Specialty Retail	1.0
Diversified Financial Services	1.0
Health Care Equipment & Supplies	1.0
Energy Equipment & Services	0.9
Commercial Services & Supplies	0.8
Building Products	0.8
Software	0.8
Health Care Providers & Services	0.7
Household Durables	0.6
Aerospace & Defense	0.6
Multiline Retail	0.6
IT Services	0.5
Professional Services	0.5
Household Products	0.5
Computers & Peripherals	0.4
Marine	0.4
Communications Equipment	0.4
Construction Materials	0.4
Office Electronics	0.3
Gas Utilities	0.3
Air Freight & Logistics	0.3
Biotechnology	0.3
Personal Products	0.3
Transportation Infrastructure	0.2
Paper & Forest Products	0.2
Consumer Finance	0.2
Diversified Consumer Services	0.1
Distributors	0.1
Leisure Equipment & Products	0.1
Internet & Catalog Retail	0.1
Internet Software & Services	0.1
Containers & Packaging	0.1
Independent Power Producers & Energy Traders	0.0	***
Life Sciences Tools & Services	0.0	***
Health Care Technology	0.0	***
Short Term Investments	11.5
Other Assets & Liabilities	(10.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for Sino-Forest Corp., which was Level 3 and part of the Paper & Forest Products Industry and Irish Bank Resolution Corp., Ltd., which was Level 2 and part of the Commercial Banks Industry, each representing 0.00% of net assets. (Note 2)
***	Amount shown represents less than 0.05% of net assets

SPDR S&P International Small Cap ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Small Cap ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the developed world (ex-US) small cap equity markets. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-U.S. Under USD2 Billion Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 10.74%, and the total return for the Index was 10.67%. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations.

The Fund gained 10.74% for the Reporting Period despite the news of a global recession, decrease growth estimates in China, and the impact of economic reform in Greece to deal with the country’s debt crisis. The fourth quarter of 2011 was relatively quiet posting a small gain as measured by the S&P Developed Ex-U.S. BMI Index. The next three quarters in 2012 were very volatile as the Index posted both positive and negative returns. The first quarter gains were mainly driven by the actions taken by the European Central Bank (ECB) to provide lending to the European banks. Investors retreated in the second quarter as there was further concern over the possibility that new leadership might formally reject the euro, which led to fears that bank deposits could eventually face involuntary devaluation, not only in Greece, but also in other heavily indebted peripheral nations. A European summit during the final days of June provided for direct recapitalization of Spanish banks without subordination of existing lenders, sparking equities worldwide to finish the first half of the year with a flourish. The third quarter of 2012 produced periods of ebbs and flows but the Index return headed higher over two significant rallies; the first surge came in response to the Draghi declamation on the euro; and the second reflected anticipation of the fresh asset purchase plans from the Federal Reserve.

On an individual security level, the top positive contributors to the Fund’s performance were GN Store Nord A/S, Techtronic Industries Co., Ltd., and Paddy Power PLC. The top negative contributors to the Fund’s performance were Nippon Light Metal Co., Ltd., Central Glass Co., Ltd., and JB Hi-Fi, Ltd.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P International Small Cap ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/20/07, 4/26/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Small Cap ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
	NET ASSET	MARKET	EX-US. UNDER USD2	NET ASSET	MARKET	EX-US. UNDER USD2
	VALUE	VALUE	BILLION INDEX	VALUE	VALUE	BILLION INDEX

ONE YEAR	10.74%	13.16%	10.67%	10.74%	13.16%	10.67%

THREE YEARS	16.46%	15.32%	14.79%	5.21%	4.87%	4.70%

FIVE YEARS	−14.86%	−15.78%	−17.24%	−3.17%	−3.38%	−3.71%

SINCE INCEPTION (1)	−12.20%	−12.66%	−14.84%	−2.36%	−2.45%	−2.91%

(1)	For the period April 20, 2007 to September 30, 2012.

SPDR S&P International Small Cap ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period April 20, 2007 to September 30, 2012.

SPDR S&P International Small Cap ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

DESCRIPTION	PADDY POWER PLC	MELROSE PLC	SHOCHIKU CO., LTD.	INVOCARE, LTD.	CHEIL COMMUNICATIONS, INC.

MARKET VALUE	$5,569,785	5,300,368	4,903,689	4,708,025	4,612,583

% OF NET ASSETS	0.8	0.8	0.7	0.7	0.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

	PERCENT OF
INDUSTRY **	NET ASSETS

Metals & Mining	6.5%
Machinery	5.9
Commercial Banks	4.5
Hotels, Restaurants & Leisure	4.4
Real Estate Investment Trusts	4.0
Real Estate Management & Development	3.9
Oil, Gas & Consumable Fuels	3.9
Chemicals	3.7
Media	3.4
Construction & Engineering	3.3
Electronic Equipment, Instruments & Components	3.2
Commercial Services & Supplies	3.2
Capital Markets	3.0
Pharmaceuticals	2.7
Household Durables	2.4
Specialty Retail	2.3
Health Care Equipment & Supplies	2.0
Food Products	2.0
Professional Services	2.0
Trading Companies & Distributors	1.7
Energy Equipment & Services	1.6
Software	1.6
Auto Components	1.6
Textiles, Apparel & Luxury Goods	1.5
Building Products	1.4
Semiconductors & Semiconductor Equipment	1.4
Electrical Equipment	1.1
Health Care Providers & Services	1.1
Multiline Retail	1.1
IT Services	1.1
Beverages	1.1
Communications Equipment	1.1
Industrial Conglomerates	0.9
Construction Materials	0.9
Gas Utilities	0.9
Road & Rail	0.9
Internet Software & Services	0.8
Containers & Packaging	0.8
Diversified Consumer Services	0.8
Insurance	0.7
Consumer Finance	0.7
Marine	0.7
Food & Staples Retailing	0.6
Thrifts & Mortgage Finance	0.5
Transportation Infrastructure	0.5
Automobiles	0.5
Diversified Financial Services	0.4
Airlines	0.4
Distributors	0.4
Electric Utilities	0.4
Biotechnology	0.4
Aerospace & Defense	0.4
Diversified Telecommunication Services	0.4
Paper & Forest Products	0.3
Leisure Equipment & Products	0.3
Wireless Telecommunication Services	0.3
Internet & Catalog Retail	0.3
Life Sciences Tools & Services	0.2
Multi-Utilities	0.2
Computers & Peripherals	0.1
Independent Power Producers & Energy Traders	0.0	***
Household Products	0.0	***
Health Care Technology	0.0	***
Air Freight & Logistics	0.0	***
Short Term Investments	11.4
Other Assets & Liabilities	(9.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for AET&D Holdings No. 1 Pty, Ltd., which was Level 2 and part of the Transportation Infrastructure Industry, Platinum Australia, Ltd., which was Level 2 and part of the Metals & Mining Industry, Great Basin Gold, Ltd., which was Level 3 and part of the Metals & Mining Industry, Amagerbanken A/S, which was Level 2 and part of the Commercial Banks Industry, TT Hellenic Postbank SA, which was Level 2 and part of the Commercial Banks Industry, China Mining Resources Group, Ltd., which was Level 3 and part of the Metals & Mining Industry, Peace Mark (Holdings), Ltd., which was Level 2 and part of the Textiles, Apparel & Luxury Goods Industry, Carnegie Investment Bank AB, which was Level 2 and part of the Capital Markets Industry and Game Group PLC, which was Level 3 and part of the Specialty Retail Industry, each representing less than 0.05% of net assets. (Note 2)
***	Amount shown represents less than 0.05% of net assets.

SPDR Dow Jones International Real Estate ETF —
Management’s Discussion of Fund Performance

The SPDR® Dow Jones International Real Estate ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of an equity index based upon the international real estate market. In seeking this objective, the Fund uses a sampling strategy designed to track the price and yield performance of the Dow Jones Global ex-U.S. Select Real Estate Securities Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 25.52%, and the total return for the Index was 26.80%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, trading, and cash and receivable positions.

Global real estate securities market delivered another year of strong positive returns during the Reporting Period.

The defensive characteristics of real estate along with a relatively high yield attracted capital flows to the asset class and propelled the market to new highs even amid current macro-economic uncertainty. By the end of 2011, the global real estate securities market regained positive momentum returning positive returns in the fourth quarter, on the back of a double digit sell off in the third quarter. However, the momentum was not strong enough to recover the losses from earlier in the year. Global listed real estate finished the year 2011 in negative territory, performing largely in line with broader equities. The overhang of slowing economies, austerity, and de-leveraging pressured the performance of the European listed property markets in the second half of 2011. Asia lagged all throughout the year as Asian Developers underperformed Real Estate Investment Trusts (REITs). Japan underperformed with part of the weakness in the shares of J-REITs attributed to the Bank of Japan slowing its pace of share acquisitions. Australia was one of the better performing public real estate markets globally. Although Australia was not immune to Europe-induced negative sentiment, financial job cuts or slowing retail sales, investors were attracted to the region by A-REITs’ high, sustainable dividend yields and the relatively strong Australian economy.

Conversely, so far in 2012, the overall strength of global publically traded real estate was underpinned largely by the outperformance of Japanese and Asian property markets. Global investors took notice of discounted valuations and capital flowed into the Far East early in the year. In Hong Kong and Singapore, the share prices of listed developers reacted positively to news flow from residential markets where prices and volumes continued to reach new record highs. The Bank of Japan’s vague but positive comments on inflation guidance were interpreted by investors as a positive sign of long-anticipated economic growth in Japan. Monetary easing and slowly improving operating fundamentals helped to prolong the Asian rally for much of 2012. The Australian REIT sector performed consistently throughout 2012 as well, supported by domestic investors who were positioning defensively amid downgrades in broader equities, and by

SPDR Dow Jones International Real Estate ETF —
Management’s Discussion of Fund Performance (continued)

international flows attracted to the region by a 6.5% dividend yield. June marks the 2012 fiscal year-end for Australian REITs, during which A-REITs outperformed Australian equities significantly. This was due to widespread share buybacks, sharply lower interest rates (Reserve Bank of Australia cut the base rate 125 bps in 12 months) and increasing investor appetite for yield all despite some softening in operating fundamentals.

On an individual security level, the top positive contributors to the Fund’s performance were Frasers Commercial Trust, CapitaCommercial Trust and Prosperity REIT. Frasers Commercial Trust has been the top performer in the Singapore REIT space during the Reporting Period due to several initiatives to turnaround its portfolio including divestment of non-core assets, redevelopment activity for some core properties as well as strengthening of its balance sheet position. Among other Singapore office stocks, CapitaCommercial Trust was trading at depressed valuations towards the end of last year in anticipation of a slowdown in the office market and declines in office rentals. Office rentals took a sharp dive in the fourth quarter of 2011. Subsequently, a decline in rental rates has been on an improving trend leading to a strong rebound of CapitaCommerical Trust in 2012. The strong performance of the Hong Kong office and industrial REIT, Prosperity, was underpinned by a combination of attractive valuation and improving operating fundamentals. Prosperity’s portfolio occupancy remained in excess of 99% while effective rental rates and tenant retention each grew slightly over the last 12 months.

The top negative contributors to the Fund’s performance were IVG Immobilien AG, Hulic Co., Ltd. (Hulic), and Global One Real Estate Investment Co. IVG Immobilien AG was the worst performing stock in the benchmark due to negative cash flows, excessive leverage and some exposure to non-traditional real estate, namely oil and gas storage caverns in Northern Germany. Smaller Japanese developer Hulic underperformed on the back of its takeover of Shoei Co. in late 2011. The transaction, designed to improve Hulic’s access to capital, was initially not backed by public property investors. However, Hulic increased its total leasing space for office, apartments and nursing homes after acquiring Shoei and upon the close of the transaction in 2012, became one of the best performing stocks in Japan in the last six months. The poor performance of the Japanese office landlord Global One can be attributed to the challenges it experienced while trying to lease some of its vacant office space. Global One’s portfolio is relatively small in size and looming tenant departures coupled with inability to re-lease have potentially more pronounced negative impact on rental revenue.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Dow Jones International Real Estate ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/15/06, 12/20/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Dow Jones International Real Estate ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			DOW JONES GLOBAL			DOW JONES GLOBAL
			EX-U.S. SELECT REAL			EX-U.S. SELECT REAL
	NET ASSET	MARKET	ESTATE SECURITIES	NET ASSET	MARKET	ESTATE SECURITIES
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	25.52%	27.81%	26.80%	25.52%	27.81%	26.80%

THREE YEARS	31.25%	30.92%	33.48%	9.49%	9.40%	10.10%

FIVE YEARS	−20.34%	−20.75%	−19.01%	−4.45%	−4.55%	−4.13%

SINCE INCEPTION (1)	−13.89%	−14.04%	−11.72%	−2.55%	−2.58%	−2.12%

(1)	For the period December 15, 2006 to September 30, 2007.

SPDR Dow Jones International Real Estate ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period December 15, 2006 to September 30, 2007.

SPDR Dow Jones International Real Estate ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

		BROOKFIELD ASSET
		MANAGEMENT,
DESCRIPTION	WESTFIELD GROUP	INC. (CLASS A)	UNIBAIL-RODAMCO SE	MITSUI FUDOSAN CO., LTD.	THE LINK REIT

MARKET VALUE	$206,779,288	182,743,246	171,475,129	166,626,247	101,912,337

% OF NET ASSETS	6.6	5.8	5.5	5.3	3.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Real Estate Management & Development	33.2%
Retail REITs	31.6
Diversified REITs	15.9
Office REITs	12.4
Industrial REITs	4.5
Residential REITs	0.9
Diversified Capital Markets	0.6
Specialized REITs	0.5
Short Term Investments	4.6
Other Assets & Liabilities	(4.2)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for Martinsa-Fadesa SA, which was Level 2 and part of the Real Estate Management & Development Industry, representing 0.00% of net assets. (Note 2)

SPDR FTSE/Macquarie Global Infrastructure 100 ETF —
Management’s Discussion of Fund Performance

The SPDR® FTSE/Macquarie Global Infrastructure 100 ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the global infrastructure industry market. In seeking this objective, the Fund uses a sampling strategy to track the total return performance of the Macquarie Global Infrastructure 100 Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 8.20%, and the total return for the Index was 9.46%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations and the performance differential can be attributed primarily to the expenses of managing the Fund and slight variations between the Fund’s holdings and the Index constituents.

The Index lagged behind other broad market indices over the last year although this is somewhat expected given the defensive nature of the Index which is heavily invested in utilities stocks. Global equities saw both positive and negative investor sentiment regarding the Eurozone debt crisis. There were times when investors were clearly unhappy with the European Central Bank’s ability commit to asset purchases as well as positive market swings’ with respect to QE3 and the European Central Bank’s Outright Monetary Transactions. The market’s attention to growth through the Reporting Period can be seen in the broader index 2012 year-to-date returns of the MSCI Emerging Markets Index and MSCI World Index.

On an individual security level, the top positive contributors to the Fund’s performance were Williams Cos., Inc, El Paso Corp. and NextEra Energy, Inc. Williams Company is a large pipeline company that benefited from increased fee based revenue in the midstream segment in addition to benefiting from higher ethylene production margins and volumes. El Paso Corp. is an interstate gas pipeline operator and gas producer that is close to a full turnaround from missteps in the 1990’s. El Paso agreed to merge with Kinder Morgan in April 2012 to create the largest midstream company. Finally, NextEra, a leading electricity provider, has benefited from geographic diversification which provides exposure to multiple markets. Coupled with the companies wind and solar investments, NextEra has been able to post a positive return.

The top negative contributors to the Fund’s performance were Iberdrola SA, GDF Suez SA and The Kansai Electric Power Co., Inc. Iberdrola is a power distribution firm which has been directly affected by the Spanish economy due to the country contributing a significant amount to the firm’s revenue. GDF Suez is a global energy firm which faces political and regulatory risk due to its global nature. The company faces specific risk in Belgium and France which could cause further headaches with regard to regulation and taxation. Finally, Kansai Electric Power Co. Inc. is an electric generation

SPDR FTSE/Macquarie Global Infrastructure 100 ETF —
Management’s Discussion of Fund Performance (continued)

company which has been negatively affected by delays in restarts of nuclear power generation. The Japanese regulatory body is looking to create new energy policy in the wake of the Fukishima nuclear accident.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR FTSE/Macquarie Global Infrastructure 100 ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/25/07, 1/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR FTSE/Macquarie Global Infrastructure 100 ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			MACQUARIE GLOBAL			MACQUARIE GLOBAL
	NET ASSET	MARKET	INFRASTRUCTURE 100	NET ASSET	MARKET	INFRASTRUCTURE 100
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	8.20%	9.02%	9.46%	8.20%	9.02%	9.46%

THREE YEARS	8.84%	8.94%	12.11%	2.86%	2.90%	3.88%

FIVE YEARS	−14.46%	−14.55%	−10.70%	−3.08%	−3.10%	−2.24%

SINCE INCEPTION (1)	−2.12%	−2.05%	2.76%	−0.38%	−0.36%	0.48%

(1)	For the period January 25, 2007 to September 30, 2012.

SPDR FTSE/Macquarie Global Infrastructure 100 ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period January 25, 2007 to September 30, 2012.

SPDR FTSE/Macquarie Global Infrastructure 100 ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

DESCRIPTION	E.ON AG	DUKE ENERGY CORP.	NATIONAL GRID PLC	SOUTHERN CO.	GDF SUEZ

MARKET VALUE	$1,435,932	1,434,607	1,272,965	1,265,032	1,198,386

% OF NET ASSETS	3.9	3.9	3.5	3.5	3.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY **	NET ASSETS

Electric Utilities	40.4%
Multi-Utilities	32.1
Oil, Gas & Consumable Fuels	12.5
Gas Utilities	6.0
Independent Power Producers & Energy Traders	2.9
Water Utilities	2.5
Transportation Infrastructure	2.3
Road & Rail	0.4
Short Term Investments	20.1
Other Assets & Liabilities	(19.2)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P Global Natural Resources ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Global Natural Resources ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks publicly-traded companies in natural resources and/or commodities businesses. In seeking this objective, the Fund uses a replication strategy to track the total return performance of the S&P Global Natural Resources Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 13.07%, and the total return for the Index was 13.89%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential is primarily due to Fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Global natural resource stocks performed well during the Reporting Period. Shares were helped in the fourth quarter of 2011 by increases in industrial production in developed countries like Germany, Italy, France and the United Kingdom. Central bank intervention and positive macroeconomic data such as US housing starts and unemployment also helped buoy share prices. Similarly, natural resource firms were aided in the first quarter of the 2012 by several factors, including better than expected manufacturing data in China, Europe and the US. Data also suggested that global growth was improving via higher Japanese GDP, Japanese machine orders and German industrial production. Global natural resource shares retreated in the second quarter of 2012 as markets gave back returns based on increased worries over the European sovereign debt crisis. Global natural resources stocks rebounded in the third quarter of 2012 on the back of generally positive macroeconomic data despite ongoing concerns over the European debt crisis.

On an individual security level, the top positive contributors to the Fund’s performance were Monsanto, Exxon Mobil Corp., and Chevron Corp. Monsanto’s performance over the period was driven by its strong commitment to innovation and its ability to provide drought-resistant, heartier seeds. The agricultural company has positioned itself well as the global population continues to increase and more output is required from existing or smaller plots of land. Exxon Mobil’s performance during the Reporting Period can be attributed to several factors. The energy stock thrived as a result of its diverse portfolio of global investments which helps insulate it from volatility in the gas and oil markets. Revenues for Exxon Mobil were significantly higher than the prior year. Similarly, net income was significantly better than the prior year. Like Exxon Mobil, Chevron is a leading gas and oil company that performed well for the Reporting Period. Chevron leads the industry in earnings per barrel and has many exploration positives on the horizon as well as many liquid rich assets.

The top negative contributors to the Fund’s performance were Wilmar International, Ltd., Vale SA ADR, and Anglo American PLC. Wilmar International’s poor performance for the Reporting Period resulted in a large decrease in profits, driven by losses in oilseeds and grains and lower profits from plantations and palm oil mills. Vale is one of the largest iron ore exporters in the world and the company was hurt during the Reporting Period by lackluster demand for iron ore,

SPDR S&P Global Natural Resources ETF —
Management’s Discussion of Fund Performance (continued)

particularly from China. Anglo American is another mining company that engages in the exploration and mining of precious, base and ferrous metals. Anglo American’s performance was hurt by a protracted dispute with its Chilean rival Codelco over its Anglo American Sur properties. The company has also been hurt by delays and cost overruns at a major iron ore project in Brazil and high costs, low platinum prices and violence at its South African platinum operation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P Global Natural Resources ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/13/10, 9/14/10, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Global Natural Resources ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.40%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P GLOBAL NATURAL	NET ASSET	MARKET	S&P GLOBAL NATURAL
	VALUE	VALUE	RESOURCES INDEX	VALUE	VALUE	RESOURCES INDEX

ONE YEAR	13.07%	13.83%	13.89%	13.07%	13.83%	13.89%

SINCE INCEPTION (1)	4.96%	4.77%	6.26%	2.39%	2.30%	3.01%

(1)	For the period September 13, 2010 to September 30, 2012.

SPDR S&P Global Natural Resources ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period September 13, 2010 to September 30, 2012.

SPDR S&P Global Natural Resources ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

					POTASH CORP. OF
DESCRIPTION	EXXON MOBIL CORP.	BHP BILLITON, LTD.	MONSANTO CO.	CHEVRON CORP.	SASKATCHEWAN, INC.

MARKET VALUE	$20,700,439	19,870,844	16,884,938	15,252,226	12,830,046

% OF NET ASSETS	5.0	4.8	4.1	3.7	3.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Metals & Mining	33.3%
Oil, Gas & Consumable Fuels	32.7
Chemicals	20.7
Food Products	5.0
Paper & Forest Products	4.3
Containers & Packaging	1.2
Real Estate Investment Trusts	1.1
Household Products	1.0
Short Term Investments	9.4
Other Assets & Liabilities	(8.7)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for Sino-Forest Corp., which was Level 3 and part of the Paper & Forest Products Industry, representing 0.00% of net assets. (Note 2)

SPDR MSCI ACWI ex-US ETF —
Management’s Discussion of Fund Performance

The SPDR® MSCI ACWI ex-US ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon broad based world (ex-US) equity markets. In seeking this objective, the Fund uses a sampling strategy to track the total return performance of the MSCI All Country World Index ex USA (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 14.20%, and the total return for the Index was 15.04%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund and slight variations between the Fund’s holdings and the Index constituents.

Global Equity markets started well in the Reporting Period due to a healthy earnings report which helped fuel a robust equity recovery from the summer months. While the Index rose sharply in October, the momentum saw a decline with further unrest in the Eurozone debt crisis. Adding to investor discontent was the disappointment of the European Central Bank (ECB) and US Federal Reserve’s failure to commit to additional asset purchases. Despite the decline, the Index was able to retain a slight fourth quarter advance.

The beginning of 2012 was particularly strong in Global Equity markets. Long Term Financing Options by the European Central Bank in addition to a strong performance of emerging market equities returned a handsome return in the first quarter. Positive investor sentiment was short lived, as concern regarding the stability of the European banking system as well as the solvency of Spanish banks created an unpleasant May and produced a negative return in the second quarter of 2012. The third quarter of 2012 saw yet another equity performance turn around with Emerging Markets returns outperforming positive developed market returns partly due to the announcement by the ECB of Outright Monetary Transactions and Quantitative Easing 3 (QE3).

On an individual security level, the top positive contributors to the Fund’s performance were Nestle SA, Samsung Electronics Co., Ltd GDR and HSBC Holdings PLC. Nestle SA announced its intention to acquire Pfizer’s PFE infant nutrition business in the second quarter of 2012. This strategic decision to enter a high growth market in addition being a leader in beverages, dairy products, confectionary and pet care has contributed to Nestlé’s positive return. Samsung displayed strong revenue and profitability due to its new flagship Galaxy model in the telecom division despite legal disputes with Apple on patent infringements. In addition, Samsung moved the PC division under the Telecom division and has also seen recovery in less profitable areas such as SEMI/Displays. HSBC’s positive return seems to stem mainly from its position in Asia’s fast growing markets as well as the 2011 company reorganization which focuses on the company’s strengths, i.e., providing global financial services to corporations.

SPDR MSCI ACWI ex-US ETF —
Management’s Discussion of Fund Performance (continued)

The top negative contributors to the Fund’s performance were Vale SA, Sharp Corp., and Canon Inc. Vale SA is experiencing a direct downturn in commodity prices; specifically iron ore and nickel. Iron ore accounts for the majority of Vale SA’s profits and weaker Chinese steel demand had been directly affecting iron ore in the spot market. Sharp started 2012 on a poor note with a shortfall of first quarter figures as well as continuous issues regarding high inventory. Compounding these issues was the companies delay in production of LCD and IGZO panels for the iPad and iPhone along with reduced earnings forecasts for main profit drivers. Finally, Canon’s sales continued to plummet over the Reporting Period as smartphones have started to replace cameras.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI ACWI ex-US ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/10/07, 1/17/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR MSCI ACWI ex-US ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.34%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	MSCI ALL COUNTRY	NET ASSET	MARKET	MSCI ALL COUNTRY
	VALUE	VALUE	WORLD INDEX EX USA	VALUE	VALUE	WORLD INDEX EX USA

ONE YEAR	14.20%	15.96%	15.04%	14.20%	15.96%	15.04%

THREE YEARS	8.90%	8.00%	11.29%	2.88%	2.60%	3.63%

FIVE YEARS	−17.57%	−18.21%	−17.05%	−3.79%	−3.94%	−3.67%

SINCE INCEPTION (1)	−1.45%	−1.95%	0.46%	−0.26%	−0.34%	0.08%

(1)	For the period January 10, 2007 to September 30, 2012.

SPDR MSCI ACWI ex-US ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period January 10, 2007 to September 30, 2012.

SPDR MSCI ACWI ex-US ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

				SAMSUNG ELECTRONICS
DESCRIPTION	NESTLE SA	HSBC HOLDINGS PLC	VODAFONE GROUP PLC	CO., LTD. GDR	ROCHE HOLDING AG

MARKET VALUE	$6,523,063	4,380,319	3,938,601	3,816,078	3,743,954

% OF NET ASSETS	1.7	1.1	1.0	1.0	1.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	13.9%
Oil, Gas & Consumable Fuels	10.8
Pharmaceuticals	6.8
Metals & Mining	6.4
Insurance	3.9
Chemicals	3.4
Wireless Telecommunication Services	3.2
Food Products	3.1
Automobiles	3.1
Diversified Telecommunication Services	3.0
Semiconductors & Semiconductor Equipment	2.8
Beverages	2.6
Machinery	2.3
Real Estate Management & Development	2.0
Food & Staples Retailing	1.8
Media	1.6
Road & Rail	1.5
Industrial Conglomerates	1.4
Tobacco	1.4
Multi-Utilities	1.3
Capital Markets	1.3
Trading Companies & Distributors	1.3
Real Estate Investment Trusts	1.2
Electric Utilities	1.2
Diversified Financial Services	1.1
Electronic Equipment, Instruments & Components	1.1
Electrical Equipment	0.9
Textiles, Apparel & Luxury Goods	0.9
Hotels, Restaurants & Leisure	0.9
Construction & Engineering	0.8
Gas Utilities	0.7
Transportation Infrastructure	0.6
Multiline Retail	0.6
Software	0.6
Auto Components	0.6
Construction Materials	0.6
Specialty Retail	0.6
Building Products	0.6
Aerospace & Defense	0.5
Health Care Equipment & Supplies	0.5
Professional Services	0.5
Internet Software & Services	0.5
Household Durables	0.5
Independent Power Producers & Energy Traders	0.4
Commercial Services & Supplies	0.4
Energy Equipment & Services	0.4
Household Products	0.4
Personal Products	0.3
IT Services	0.3
Communications Equipment	0.3
Marine	0.3
Air Freight & Logistics	0.3
Office Electronics	0.3
Health Care Providers & Services	0.3
Biotechnology	0.2
Containers & Packaging	0.2
Water Utilities	0.2
Paper & Forest Products	0.1
Computers & Peripherals	0.1
Consumer Finance	0.1
Distributors	0.1
Airlines	0.1
Leisure Equipment & Products	0.1
Short Term Investments	10.9
Other Assets & Liabilities	(10.2)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR MSCI ACWI IMI ETF —
Management’s Discussion of Fund Performance

The SPDR® MSCI ACWI IMI ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks securities of publicly-traded companies in developed and emerging markets. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the MSCI ACWI IMI Index (the “Index”).

For the period since inception on February 27, 2012 through September 30, 2012 (the “Reporting Period”), the total return for the Fund was 1.28%, and the total return for the Index was 1.68%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, transaction costs and variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

Although the last two weeks of September witnessed steady erosion in the prices of risky assets, the third quarter of 2012 as a whole offered considerable relief to investors who had suffered through a difficult 2011 fall and 2012 spring. Volatility continued to ebb during the summer as central bankers extended deployment of the ample financial resources at their disposal, and global equities wound up achieving solid gains during each month of the third quarter of 2012. This outcome would have been hard to discern in early July, when tepid US employment figures stole the thunder from fresh easing moves in the UK and Europe. Among factors contributing to a cautious atmosphere were earnings reports for the second quarter of 2012, which showed signs of tempered growth, particularly on the revenue side and particularly outside the US. But these ongoing issues, while serious, did not seem to affect equity trading as directly as developments in Europe, since the notable equity drawdowns during the third quarter came in mid-July and late September. United States, United Kingdom, and Canada were the best performing countries in the Fund. Japan, Spain and Italy were the worst contributors to the Fund returns. Health care, financials and consumer staples were the best performing sectors in the Fund, while materials, energy and industrials had negative returns lagging the Index performance.

On an individual security level, the top positive contributors to the Fund’s performance were Apple Inc., Exxon Mobil Corp. and General Electric Co. Apple shares soared after a strong iPhone 5 launch and in anticipation of the new iPad Mini. Exxon shares rose as the company benefited from rising natural gas and oil prices and the improved operating margins across the board for refiners. GE performance benefited from the management taking advantage of the market’s dip to make strategic bets in energy, health care, and transportation and generated a nice growth rate and a nice dividend yield.

The top negative contributors to the Fund’s performance were Kobe Steel, Ltd., Sony Corp., and Nokia Corp Oyj. Kobe Steel performance was impacted by lower profits from exports due to the high yen and growing competition from

SPDR MSCI ACWI IMI ETF —
Management’s Discussion of Fund Performance (continued)

imported materials. Sony Corp. Sony announced in April that it was planning on cutting 10,000 jobs from its global workforce in fiscal year 2012, mostly in the electronics business, as it tries to streamline operations and increase efficiency. Nokia Corp. struggled against the dominance of Samsung and the iPhone in the tough smartphone market and gave a grim outlook for the rest of the year.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI ACWI IMI ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/27/12, 2/28/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR MSCI ACWI IMI ETF as stated in the Fees and Expenses table of the prospectus dated February 27, 2012 is 0.25%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET		NET ASSET	MARKET
	VALUE	VALUE	MSCI ACWI IMI INDEX	VALUE	VALUE	MSCI ACWI IMI INDEX

SINCE INCEPTION (1)	1.28%	0.93%	1.68%	N/A	N/A	N/A

(1)	For the period February 27, 2012 to September 30, 2012.

SPDR MSCI ACWI IMI ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period February 27, 2012 to September 30, 2012.

SPDR MSCI ACWI IMI ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

			INTERNATIONAL
DESCRIPTION	APPLE, INC.	EXXON MOBIL CORP.	BUSINESS MACHINES CORP.	CHEVRON CORP.	GENERAL ELECTRIC CO.

MARKET VALUE	$66,726	54,870	41,490	34,968	34,042

% OF NET ASSETS	1.3	1.1	0.8	0.7	0.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY **	NET ASSETS

Oil, Gas & Consumable Fuels	9.3%
Commercial Banks	7.2
Pharmaceuticals	5.1
Insurance	4.3
Metals & Mining	4.1
Chemicals	2.9
Diversified Telecommunication Services	2.8
Real Estate Investment Trusts	2.7
Machinery	2.6
Media	2.5
Food Products	2.5
Food & Staples Retailing	2.4
Software	2.3
Computers & Peripherals	2.3
Semiconductors & Semiconductor Equipment	2.2
Diversified Financial Services	1.9
Industrial Conglomerates	1.8
Electric Utilities	1.8
IT Services	1.7
Capital Markets	1.6
Energy Equipment & Services	1.6
Aerospace & Defense	1.6
Hotels, Restaurants & Leisure	1.6
Beverages	1.5
Automobiles	1.5
Real Estate Management & Development	1.5
Wireless Telecommunication Services	1.4
Biotechnology	1.4
Health Care Equipment & Supplies	1.4
Specialty Retail	1.2
Household Products	1.2
Tobacco	1.2
Electronic Equipment, Instruments & Components	1.1
Health Care Providers & Services	1.1
Multiline Retail	1.0
Road & Rail	1.0
Communications Equipment	1.0
Multi-Utilities	0.9
Trading Companies & Distributors	0.9
Textiles, Apparel & Luxury Goods	0.8
Electrical Equipment	0.8
Commercial Services & Supplies	0.7
Construction & Engineering	0.7
Air Freight & Logistics	0.6
Internet Software & Services	0.6
Consumer Finance	0.6
Internet & Catalog Retail	0.6
Professional Services	0.5
Auto Components	0.4
Leisure Equipment & Products	0.4
Thrifts & Mortgage Finance	0.4
Life Sciences Tools & Services	0.4
Construction Materials	0.4
Marine	0.3
Transportation Infrastructure	0.3
Independent Power Producers & Energy Traders	0.3
Building Products	0.2
Water Utilities	0.2
Household Durables	0.2
Personal Products	0.2
Office Electronics	0.2
Airlines	0.1
Gas Utilities	0.1
Paper & Forest Products	0.1
Distributors	0.1
Containers & Packaging	0.0 ***
Short Term Investments	0.5
Other Assets & Liabilities	1.2

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR MSCI EM 50 ETF —
Management’s Discussion of Fund Performance

The SPDR® MSCI EM 50 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks securities of publicly-traded companies in emerging markets. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the MSCI EM 50 Index (the “Index”).

For the period since inception on February 27, 2012 through September 30, 2012 (the “Reporting Period”), the total return for the Fund was −4.37%, and the total return for the Index was −3.58%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, cash drag, transaction costs, compounding differences resulting from performance volatility, slight variations between the Fund’s holdings and the Index constituents, and the Fund’s use of depositary receipts.

After the strong performance of emerging market equities in the first quarter of 2012, they tumbled in the second quarter. As the quarter unfolded; it became increasingly evident that economic activity was slowing in the US, the Eurozone and China. On June 20, the Federal Reserve reduced its forecast for US growth in 2012 to 1.9-2.4% from 2.4-2.9% predicted in April. Risks to global economic activity have clearly increased to the downside. Emerging markets investors continued to face policy-driven markets, with the “risk on/risk off” trade leading to choppy trading. Investors in global markets spent most of the third quarter focused on assessing the depth of the ongoing global slowdown and the prospects for further policy action. In particular, we saw three dramatic developments in September — the announcement by the European Central Bank of Outright Monetary Transactions (the purchase of short term government securities in secondary markets), the German Constitutional Court’s decision not to grant an injunction against the European Stability Mechanism (ESM) and the announcement of Quantitative Easing 3 (QE3). These were all considered positive for economic activity in emerging markets. The first two have bought Europe time and reduced the prospect of disorderly sovereign defaults and bank runs. The third, QE3, which anticipates an accommodative monetary policy even after the recovery strengthens, is likely to be supportive of commodity prices, developed market flows to emerging markets, and a modestly stronger US recovery.

On an individual security level, the top positive contributors to the Fund’s performance were Samsung Electronics Co., Ltd. GDR, Taiwan Semiconductor Manufacturing Co., Ltd. ADR, and China Mobile, Ltd. The top negative contributors to the Fund’s performance were Vale SA Preference Shares ADR, Petroleo Brasileiro SA Preference Shares ADR, and Gazprom OAO ADR.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI EM 50 ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/27/12, 2/28/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR MSCI EM 50 ETF as stated in the Fees and Expenses table of the prospectus dated February 27, 2012 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET		NET ASSET	MARKET
	VALUE	VALUE	MSCI EM 50 INDEX	VALUE	VALUE	MSCI EM 50 INDEX

SINCE INCEPTION (1)	−4.37%	−4.36%	−3.58%	N/A	N/A	N/A

(1)	For the period February 27, 2012 to September 30, 2012.

SPDR MSCI EM 50 ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period February 27, 2012 to September 30, 2012.

SPDR MSCI EM 50 ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

		TAIWAN
		SEMICONDUCTOR
	SAMSUNG ELECTRONICS	MANUFACTURING CO.,			CHINA CONSTRUCTION
DESCRIPTION	CO., LTD. GDR	LTD. ADR	CHINA MOBILE, LTD.	GAZPROM OAO ADR	BANK CORP.

MARKET VALUE	$463,540	273,116	231,192	186,407	174,276

% OF NET ASSETS	9.8	5.8	4.9	3.9	3.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	19.8%
Oil, Gas & Consumable Fuels	19.1
Semiconductors & Semiconductor Equipment	17.3
Wireless Telecommunication Services	11.0
Metals & Mining	7.2
Automobiles	3.8
Beverages	3.5
Media	2.7
Chemicals	2.7
Internet Software & Services	2.5
Insurance	2.5
Electronic Equipment, Instruments & Components	2.3
IT Services	1.5
Auto Components	1.4
Diversified Telecommunication Services	0.9
Food Products	0.8
Machinery	0.7
Short Term Investments	0.2
Other Assets & Liabilities	0.1

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR Russell/Nomura PRIME Japan ETF —
Management’s Discussion of Fund Performance

The SPDR® Russell/Nomura PRIME Japan ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Japanese equity market. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the Russell/Nomura PRIME Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was −2.33%, and the total return for the Index was −1.91%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

Overall, Japanese stocks and the yen currency experienced a rather unstable year, with a weak final quarter in 2011, followed by a double digit gain in the Index in first quarter of 2012. This was partly due to reaction to the tumbling of the Japanese yen in the first quarter when it appeared that the Bank of Japan was poised to expand quantitative measures aggressively. The yen then rebounded sharply in the spring when the Bank of Japan held its ground and global investors again sought out safe haven vehicles. Unfortunately, the currency strengthening that followed exacerbated profit worries for exporters and the Topix average of Japanese stocks sank to multi-decade lows. Bond yields tumbled as well, reflecting worrisome economic prospects as Prime Minister Noda pursued an increase in the consumption tax. Japanese equities still managed a solid rebound in line with the other global markets that found fresh inspiration during the June recovery in sentiment. Meanwhile, Japanese employment and industrial production continued to decline. Despite the Bank of Japan’s announcement to expand asset purchases in July and September, the reaction was mild and the yen held value well through the third quarter, causing the equity returns, and the Index, to remain in the red through the final quarter of the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Softbank Corp., Toyota Motor Corp. and Japan Tobacco, Inc. Softbank enjoyed the positive reaction to its 70 percent stake it acquired in US based Sprint. Toyota, the largest weighted name in the portfolio, was one of many names that benefited from enthusiasm in auto related stocks during the period. Japan Tobacco, Inc. had a strong ending to the year after the announcement of its launch of three new products to its smokeless product line.

The top negative contributors to the Fund’s performance were Canon, Inc., Sony Corp. and The Kansai Electric Power Co., Inc. Canon and Sony both suffered due to larger than expected sales declines camera and game products as

SPDR Russell/Nomura PRIME Japan ETF —
Management’s Discussion of Fund Performance (continued)

consumers switch over to smartphones. Kansai continued to suffer from delays in nuclear plant restart, which resulted in rate hikes and temporary elimination of dividend payouts.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Russell/Nomura PRIME Japan ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/9/06, 11/14/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Russell/Nomura PRIME Japan ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	RUSSELL/NOMURA	NET ASSET	MARKET	RUSSELL/NOMURA
	VALUE	VALUE	PRIME INDEX	VALUE	VALUE	PRIME INDEX

ONE YEAR	−2.33%	−0.47%	−1.91%	−2.33%	−0.47%	−1.91%

THREE YEARS	−1.93%	−1.67%	−0.19%	−0.65%	−0.56%	−0.06%

FIVE YEARS	−27.49%	−27.61%	−25.42%	−6.23%	−6.26%	−5.70%

SINCE INCEPTION (1)	−23.00%	−23.58%	−20.49%	−4.34%	−4.46%	−3.82%

(1)	For the period November 9, 2006 to September 30, 2012.

SPDR Russell/Nomura PRIME Japan ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period November 9, 2006 to September 30, 2012.

SPDR Russell/Nomura PRIME Japan ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

		MITSUBISHI UFJ		SUMITOMO MITSUI
		FINANCIAL GROUP,	HONDA MOTOR CO.,	FINANCIAL GROUP,	NIPPON TELEGRAPH &
DESCRIPTION	TOYOTA MOTOR CORP.	INC.	LTD.	INC.	TELEPHONE CORP.

MARKET VALUE	$456,273	374,938	294,973	250,900	248,638

% OF NET ASSETS	3.2	2.6	2.1	1.8	1.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	9.4%
Automobiles	7.3
Pharmaceuticals	5.6
Machinery	5.6
Electronic Equipment, Instruments & Components	5.2
Trading Companies & Distributors	4.6
Road & Rail	4.5
Chemicals	4.1
Real Estate Management & Development	3.5
Wireless Telecommunication Services	3.3
Auto Components	2.8
Insurance	2.4
Metals & Mining	2.2
Office Electronics	2.1
Household Durables	2.0
Food & Staples Retailing	2.0
Diversified Telecommunication Services	1.7
Electrical Equipment	1.7
Construction & Engineering	1.7
Electric Utilities	1.5
Leisure Equipment & Products	1.5
Specialty Retail	1.5
Beverages	1.4
Food Products	1.4
Tobacco	1.3
Building Products	1.1
Gas Utilities	1.1
Commercial Services & Supplies	1.1
Oil, Gas & Consumable Fuels	1.1
Personal Products	1.0
Capital Markets	1.0
Computers & Peripherals	1.0
Software	0.9
Semiconductors & Semiconductor Equipment	0.8
IT Services	0.8
Health Care Equipment & Supplies	0.7
Multiline Retail	0.7
Internet Software & Services	0.7
Media	0.6
Textiles, Apparel & Luxury Goods	0.5
Health Care Providers & Services	0.5
Consumer Finance	0.4
Diversified Financial Services	0.4
Hotels, Restaurants & Leisure	0.4
Internet & Catalog Retail	0.4
Transportation Infrastructure	0.3
Industrial Conglomerates	0.3
Air Freight & Logistics	0.3
Household Products	0.3
Marine	0.2
Diversified Consumer Services	0.2
Paper & Forest Products	0.2
Independent Power Producers & Energy Traders	0.2
Airlines	0.1
Construction Materials	0.1
Professional Services	0.1
Distributors	0.1
Containers & Packaging	0.1
Communications Equipment	0.0 ***
Short Term Investments	29.3
Other Assets & Liabilities	(27.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR Russell/Nomura Small Cap Japan ETF —
Management’s Discussion of Fund Performance

The SPDR® Russell/Nomura Small Cap Japan ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Japanese small cap equity market. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the float-adjusted Russell/Nomura Japan Small Cap Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was −3.05%, and the total return for the Index was −1.61%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to to the expenses of managing the Fund and slight variations between the Fund’s holdings and the Index constituents.

The Fund faltered in the fourth quarter of 2011 as concerns about decelerating Asian activity held back equity prices. The stocks suffered from flaccid confidence indicators and only tentative improvement in labor conditions. Rallying in the first quarter of 2012 the Fund picked up positive performance in the information technology and energy sectors. In the second quarter Japan faced industrial production slowdown and concerns of a larger than anticipated economic slowdown, hence the lower return in the financials and industrials sectors. The third quarter of 2012 showed slower growth for Japan and investors moving towards defensive sectors such as utilities and health care both of which saw positive performance.

On an individual security level, the top positive contributors to the Fund’s performance were MonotaRo Co., Takara Leben, and Misawa Homes Holdings, Inc. MonotaRo had an increase in retail sales. Takara Leben had strong underlying fundamentals. Misawa Homes showed above average quality and medium long term business growth.

The top negative contributors to the Fund’s performance were NPC, Ferrotec Corp., and Skymark Airlines, Inc. NPC has weak business growth and has been inefficient in its management. Ferrotec has shown mixed earnings. For Skymark Airlines, Inc. there is concern about the profitability on future international routes.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Russell/Nomura Small Cap Japan ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/9/06, 11/14/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Russell/Nomura Small Cap Japan ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.55%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			RUSSELL/NOMURA			RUSSELL/NOMURA
	NET ASSET	MARKET	JAPAN SMALL CAP	NET ASSET	MARKET	JAPAN SMALL CAP
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−3.05%	−2.21%	−1.61%	−3.05%	−2.21%	−1.61%

THREE YEARS	8.29%	8.27%	10.32%	2.69%	2.68%	3.33%

FIVE YEARS	−5.31%	−5.16%	−1.56%	−1.09%	−1.05%	−0.31%

SINCE INCEPTION (1)	−5.85%	−6.69%	−2.32%	−1.02%	−1.17%	−0.40%

(1)	For the period November 9, 2006 to September 30, 2012.

SPDR Russell/Nomura Small Cap Japan ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR Russell/
	Nomura Small	Russell/ Nomura
	Cap Japan	Japan Small
	ETF Fund	Cap Index
	10000	10000
11/9/2006	10421	10352
12/31/2006	10437	10359
1/31/2007	10616	10518
2/28/2007	11009	10854
3/31/2007	10935	10738
4/30/2007	10680	10511
5/31/2007	10437	10302
6/30/2007	10449	10378
7/31/2007	10447	10379
8/31/2007	9970	9893
9/30/2007	9943	9923
10/31/2007	10046	10088
11/30/2007	9760	9806
12/31/2007	9229	9164
1/31/2008	8783	8903
2/29/2008	8869	8995
3/31/2008	8927	9026
4/30/2008	9077	9166
5/31/2008	9384	9429
6/30/2008	8852	8897
7/31/2008	8560	8648
8/31/2008	8245	8304
9/30/2008	7472	7533
10/1/2008	6769	6800
11/2/2008	7049	7079
12/3/2008	7582	7681
1/9/2009	7138	7209
2/9/2009	6186	6248
3/9/2009	6434	6503
4/30/2009	6812	6899
5/31/2009	7652	7764
6/30/2009	8131	8246
7/9/2009	8316	8437
8/31/2009	8799	8933
9/30/2009	8694	8855
10/31/2009	8344	8541
11/30/2009	8080	8243
12/31/2009	7968	8131
1/31/2010	8180	8297
2/28/2010	8340	8467
3/31/2010	8717	8867
4/30/2010	8938	9159
5/31/2010	8276	8526
6/30/2010	8448	8557
7/31/2010	8520	8628
8/31/2010	8311	8405
9/30/2010	8658	8741
10/31/2010	8557	8597
11/30/2010	8712	8810
12/31/2010	9529	9602
1/31/2011	9652	9812
2/28/2011	10062	10247
3/31/2011	9443	9617
4/30/2011	9401	9542
5/31/2011	9267	9453
6/30/2011	9623	9818
7/31/2011	10024	10239
8/31/2011	9623	9850
9/30/2011	9711	9928
10/31/2011	9396	9574
11/30/2011	9177	9336
12/31/2011	9262	9481
1/31/2012	9641	9930
2/29/2012	9735	10034
3/31/2012	9970	10336
4/30/2012	9764	10065
5/31/2012	8978	9276
6/30/2012	9357	9720
7/31/2012	9199	9564
8/31/2012	9177	9517
9/30/2012	9415	9768

Past performance is not a guarantee of future results.

SPDR Russell/Nomura Small Cap Japan ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

		KAKEN	MABUCHI	WACOAL	NISSAN
DESCRIPTION	UMENOHANA CO., LTD.	PHARMACEUTICAL CO., LTD.	MOTOR CO., LTD.	HOLDINGS CORP.	SHATAI CO., LTD.

MARKET VALUE	$459,563	396,080	390,039	386,633	370,720

% OF NET ASSETS	0.7	0.6	0.6	0.6	0.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	8.5%
Machinery	6.0
Chemicals	4.9
Food Products	4.7
Auto Components	4.4
Construction & Engineering	4.3
Specialty Retail	4.2
Electronic Equipment, Instruments & Components	3.8
Food & Staples Retailing	3.4
Hotels, Restaurants & Leisure	2.9
Metals & Mining	2.8
Media	2.7
Textiles, Apparel & Luxury Goods	2.6
Household Durables	2.6
Pharmaceuticals	2.5
Trading Companies & Distributors	2.5
Commercial Services & Supplies	2.4
Building Products	2.4
IT Services	2.2
Real Estate Management & Development	1.9
Electrical Equipment	1.8
Health Care Equipment & Supplies	1.6
Multiline Retail	1.5
Road & Rail	1.4
Personal Products	1.4
Capital Markets	1.3
Software	1.2
Containers & Packaging	1.2
Internet Software & Services	1.1
Diversified Financial Services	1.0
Leisure Equipment & Products	1.0
Beverages	0.9
Communications Equipment	0.9
Semiconductors & Semiconductor Equipment	0.9
Health Care Providers & Services	0.8
Transportation Infrastructure	0.8
Computers & Peripherals	0.7
Professional Services	0.7
Internet & Catalog Retail	0.5
Consumer Finance	0.5
Biotechnology	0.5
Health Care Technology	0.4
Life Sciences Tools & Services	0.4
Gas Utilities	0.3
Air Freight & Logistics	0.3
Energy Equipment & Services	0.3
Household Products	0.3
Electric Utilities	0.3
Oil, Gas & Consumable Fuels	0.3
Paper & Forest Products	0.2
Distributors	0.2
Industrial Conglomerates	0.2
Marine	0.1
Wireless Telecommunication Services	0.1
Office Electronics	0.1
Airlines	0.1
Short Term Investments	24.0
Other Assets & Liabilities	(21.0)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for K.K. daVinci Holdings and Suruga Corp., which were both Level 2 and part of the Real Estate Management & Development Industry, each representing 0.00% of net assets. (Note 2)

SPDR S&P International Dividend ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Dividend ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the price and yield performance of an index that tracks exchange-listed common stocks of companies domiciled in countries outside the United States that offer high dividend yields. In seeking this objective, the Fund uses a sampling strategy designed to track the price and yield performance of the S&P International Dividend Opportunities Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 7.45%, and the total return for the Index was 8.18%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to cash drag, index rebalancing and compounding differences resulting from performance volatility.

In the first quarter of 2012, markets traded lower on the back of concerns regarding slower global growth. Risk appetite remained under pressure largely on the back of Spanish and Greece bond auctions and fears whether this can have a larger impact on the entire Eurozone. The rise in sovereign bond yields and the initial round of presidential elections in France and China indicating that production was contracting were some factors that caused investors to lack conviction in the market. While worries over capital needs for banks initially kept buying enthusiasm muted, the massive injection of three-year liquidity from the European Central Bank eventually provided meaningful support to global security prices. Despite ongoing volatility, the accommodative monetary policy and government intervention to ease the sovereign debt crisis helped global equity markets to stay in the positive territory for the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Marine Harvest ASA, Shimao Property Holdings and Atlantia S.p.A. The top negative contributors to the Fund’s performance were Peugeot S.A., Lonking Holdings, and Cellcom Israel Ltd.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P International Dividend ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/12/08, 2/19/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Dividend ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.45%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P INTERNATIONAL			S&P INTERNATIONAL
	NET ASSET	MARKET	DIVIDEND	NET ASSET	MARKET	DIVIDEND
	VALUE	VALUE	OPPORTUNITIES INDEX	VALUE	VALUE	OPPORTUNITIES INDEX

ONE YEAR	7.45%	8.60%	8.18%	7.45%	8.60%	8.18%

THREE YEARS	2.57%	1.97%	5.35%	0.85%	0.65%	1.75%

SINCE INCEPTION (1)	−14.66%	−14.77%	−11.32%	−3.36%	−3.39%	−2.56%

(1)	For the period February 12, 2008 to September 30, 2012.

SPDR S&P International Dividend ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period February 12, 2008 to September 30, 2012.

SPDR S&P International Dividend ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

		WESTPAC BANKING			RED ELECTRICA
DESCRIPTION	ATLANTIA SPA	CORP.	TELE2 AB (CLASS B)	AVIVA PLC	CORPORACION SA

MARKET VALUE	$34,437,160	32,022,415	32,011,325	31,542,038	31,457,316

% OF NET ASSETS	3.4	3.2	3.2	3.2	3.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Diversified Telecommunication Services	22.7%
Electric Utilities	11.5
Insurance	8.8
Oil, Gas & Consumable Fuels	6.5
Real Estate Investment Trusts	4.8
Commercial Banks	4.6
Metals & Mining	4.0
Transportation Infrastructure	3.4
Construction & Engineering	3.2
Multi-Utilities	3.3
Energy Equipment & Services	2.9
Paper & Forest Products	2.9
Automobiles	2.8
Gas Utilities	2.6
Food & Staples Retailing	1.7
IT Services	1.7
Hotels, Restaurants & Leisure	1.3
Wireless Telecommunication Services	1.3
Chemicals	1.1
Office Electronics	1.1
Road & Rail	1.0
Personal Products	1.0
Multiline Retail	1.0
Machinery	1.0
Pharmaceuticals	1.0
Media	0.9
Semiconductors & Semiconductor Equipment	0.8
Diversified Financial Services	0.2
Real Estate Management & Development	0.1
Internet & Catalog Retail	0.1
Aerospace & Defense	0.1
Health Care Providers & Services	0.0 ***
Tobacco	0.0 ***
Short Term Investments	10.6
Other Assets & Liabilities	(10.0)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)
***	Amount shown represents less than 0.05% of net assets.

SPDR S&P International Mid Cap ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Mid Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the mid capitalization segment of global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US between USD2 Billion and USD5 Billion Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 13.27%, and the total return for the Index was 12.21%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations.

The international stock market rally that started in October 2011 was interrupted in April and May with down markets as the fear of the unknown set in. During April and May, the Greek populace had second thoughts on their debt reduction agreement, France elected a Socialist leader, Spain was on the edge of collapse, Italy was having problems with it sovereign debt rates, Europe’s economy stalled out, and China’s economy started to slow. Just as all seemed lost, Europe agreed that some stimulus would be good, Greece elected a government that want to stay in the Eurozone, and on the last trading day of the second quarter of 2012 stocks soared on Europe’s bold move to rescue debtor nations. The market’s reaction of a rally in June showed that recapitalizing euro-zone banks and separating the banking crisis from the sovereign debt crisis was a major item that needed to be addressed and solved. By the beginning of the third quarter 2012, the markets had dipped again, but as the quarter developed, there were signs of improved economic growth in the United States and stimulus commitments from the Chinese government and central banks in Europe and the U.K. By quarter end, investors had recommitted capital to the markets and mid-cap stocks were once again moving upward.

On an individual security level, the top positive contributors to the Fund’s performance were: Gemalto NV, Electrolux AB and Shimano Inc. Gemalto NV’s returns were driven by its Mobile Communications division.

The top negative contributors to the Fund’s performance were NTN Corp., Ube Industries Ltd. Japan, and Vestas Wind Systems A/S. NTN Corp suffered due to its reliance on European automakers, which struggled with weak sales. The negative impact of UBE Industries Ltd. Japan came largely as a result of weaker downstream demand for textiles and nylon in China.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P International Mid Cap ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/7/08, 5/13/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Mid Cap ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.45%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BETWEEN			EX-U.S. BETWEEN
	NET ASSET	MARKET	USD2 BILLION AND	NET ASSET	MARKET	USD2 BILLION AND
	VALUE	VALUE	USD5 BILLION INDEX	VALUE	VALUE	USD5 BILLION INDEX

ONE YEAR	13.27%	14.45%	12.21%	13.27%	14.45%	12.21%

THREE YEARS	18.30%	19.05%	18.41%	5.76%	5.99%	5.79%

SINCE INCEPTION (1)	−7.11%	−7.70%	−5.98%	−1.66%	−1.81%	−1.39%

(1)	For the period May 7, 2008 to September 30, 2012.

SPDR S&P International Mid Cap ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

		S&P Developed
	SPDR S&P	Ex-U.S. between
	International Mid	USD2 and
	Cap ETF	USD5 Billion
	Fund	Index
	10000	10000
5/7/2008	10042	10041
6/30/2008	9351	9309
7/31/2008	8917	8876
8/31/2008	8587	8572
9/30/2008	7346	7241
10/1/2008	5570	5462
11/2/2008	5400	5254
12/3/2008	5775	5632
1/9/2009	5371	5217
2/9/2009	4901	4693
3/9/2009	5258	5103
4/30/2009	5924	5836
5/31/2009	6611	6536
6/30/2009	6717	6622
7/9/2009	7159	7132
8/31/2009	7561	7577
9/30/2009	7851	7940
10/31/2009	7582	7681
11/30/2009	7680	7820
12/31/2009	7847	7968
1/31/2010	7664	7776
2/28/2010	7688	7776
3/31/2010	8279	8342
4/30/2010	8399	8444
5/31/2010	7457	7520
6/30/2010	7428	7486
7/31/2010	8041	8104
8/31/2010	7868	7932
9/30/2010	8723	8819
10/31/2010	9024	9137
11/30/2010	8808	8902
12/31/2010	9628	9759
1/31/2011	9766	9873
2/28/2011	9959	10083
3/31/2011	9956	10145
4/30/2011	10463	10651
5/31/2011	10197	10422
6/30/2011	10083	10293
7/31/2011	10042	10264
8/31/2011	9179	9396
9/30/2011	8200	8378
10/31/2011	8855	9065
11/30/2011	8414	8596
12/31/2011	8314	8475
1/31/2012	8890	9042
2/29/2012	9371	9515
3/31/2012	9348	9487
4/30/2012	9261	9392
5/31/2012	8239	8337
6/30/2012	8655	8773
7/31/2012	8752	8863
8/31/2012	8955	9046
9/30/2012	9289	9402

Past performance is not a guarantee of future results.

SPDR S&P International Mid Cap ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

			HIROSE ELECTRIC
DESCRIPTION	DSV A/S	SERCO GROUP PLC	CO., LTD.	PENNON GROUP PLC	COBHAM PLC

MARKET VALUE	$261,201	255,922	247,429	244,259	234,462

% OF NET ASSETS	0.7	0.7	0.7	0.7	0.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	7.0%
Chemicals	5.1
Metals & Mining	4.6
Oil, Gas & Consumable Fuels	4.5
Real Estate Investment Trusts	4.5
Machinery	4.0
Construction & Engineering	3.8
Insurance	3.4
Media	3.3
Food Products	3.1
Real Estate Management & Development	3.0
Energy Equipment & Services	2.5
Multiline Retail	2.5
Diversified Financial Services	2.4
Electronic Equipment, Instruments & Components	2.4
Commercial Services & Supplies	2.3
Hotels, Restaurants & Leisure	2.2
Road & Rail	2.2
Food & Staples Retailing	2.0
Household Durables	2.0
Diversified Telecommunication Services	2.0
Capital Markets	1.8
Auto Components	1.7
Pharmaceuticals	1.6
Aerospace & Defense	1.5
Electric Utilities	1.4
Health Care Equipment & Supplies	1.3
Health Care Providers & Services	1.3
Construction Materials	1.3
Industrial Conglomerates	1.2
Trading Companies & Distributors	1.1
IT Services	1.1
Internet Software & Services	1.0
Leisure Equipment & Products	1.0
Consumer Finance	1.0
Gas Utilities	0.8
Textiles, Apparel & Luxury Goods	0.8
Independent Power Producers & Energy Traders	0.8
Transportation Infrastructure	0.8
Software	0.7
Water Utilities	0.7
Semiconductors & Semiconductor Equipment	0.7
Professional Services	0.6
Marine	0.5
Electrical Equipment	0.5
Specialty Retail	0.5
Paper & Forest Products	0.5
Multi-Utilities	0.5
Distributors	0.4
Automobiles	0.4
Airlines	0.4
Communications Equipment	0.4
Air Freight & Logistics	0.4
Beverages	0.3
Office Electronics	0.3
Biotechnology	0.3
Building Products	0.2
Personal Products	0.2
Containers & Packaging	0.2
Computers & Peripherals	0.2
Wireless Telecommunication Services	0.1
Short Term Investments	14.1
Other Assets & Liabilities	(13.4)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for Sino-Forest Corp., which was Level 3 and part of the Paper & Forest Products Industry, representing 0.00% of net assets. (Note 2)

SPDR S&P Emerging Markets Small Cap ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Emerging Markets Small Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the small capitalization segment of global emerging market countries. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Emerging Markets Under USD2 Billion Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 16.09%, and the total return for the Index was 17.14%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, cash drag and mis-weights between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

In the first quarter of the Reporting Period, economic releases in the United States modestly surprised to the upside, but global investors still had to contend with a very unstable situation in the Eurozone, and the growing belief that the Eurozone will enter into recession in 2012. Large and mid-cap emerging market equities, as measured by the S&P Emerging Large and Mid-Cap Index actually rallied with a slight positive return, however small cap emerging stocks, as measured by the Index were down slightly over the same period. The India market fell double digits that quarter and was the worst performing country in the Index. India’s stubbornly high inflation and various corporate scandals have lessened enthusiasm. The Indian economy is relatively “closed”, and its capital account still has restrictions. Headline inflation in India is running at moderately high, and India has been in a tightening cycle for many months.

The turn of the calendar unleashed fresh money flows across a range of risky assets, adding extra traction to the liquidity provided by the European Central Bank in late December via long-term refinancing operations (LTRO). Solid US data on employment and manufacturing activity, coupled with European figures that reflected economic stabilization, compelled more cautious investors to increase equity exposure steadily through January, and credit spreads tumbled as confidence improved. The Index rallied in January and the impressive momentum carried through February. Oil prices were also rallying as buoyant demand intersected with concern about potential supply disruptions from the restive Middle East, and March brought market results more nuanced than the uniform prosperity that marked the first two months of the year. When China tempered its GDP growth outlook for 2012 on March 5, cyclical themes and commodities began to stumble, and the US dollar gained as investors started looking to America for economic resilience. China, the second largest weight in the Index, was down slightly in March.

Performance throughout the rest of the Reporting Period was mixed. It became increasingly evident that economic activity was slowing in the US, the Eurozone and China. Risks to global economic activity have increased to the downside and emerging markets investors continue to face policy-driven markets, with the “risk on/risk off” trade leading to

SPDR S&P Emerging Markets Small Cap ETF —
Management’s Discussion of Fund Performance (continued)

choppy trading. Investors were concerned about inflation and rate hikes in Asia as well as about the prospect of a “hard landing” in China. Turmoil in the Eurozone has made emerging market central bankers, in general, more cautious. Policy tightening in many countries is on hold, and in the quarter a handful of emerging countries actually eased policy. The Index finished the fiscal year up significantly and outperformed its larger capitalization counterparts.

On an individual security level, the top positive contributors to the Fund’s performance were Promotora y Operadora de Infraestructura SAB de CV, DataTec, Ltd. and Coronation Fund Managers, Ltd. Promotora y Operadora de Infraestructura SAB de CV, one of the largest owners and operations of transportation infrastructure concessions in Mexico, was helped by the election of Mexican President Enrique Peña Nieto who vowed to improve the country’s infrastructure. DataTec Ltd, a South African based computer services company, delivered strong earnings results driven by an enhanced product mix, controlled costs and exposure to fast growing markets. Coronation Fund Managers Ltd, a South African financial services firm, produced solid financial results and maintained its attractive dividend yield.

The top negative contributors to the Fund’s performance were Chunghwa Picture Tubes, Ltd., Sterling International Enterprises, Ltd. and Lupatech. Chunghwa Picture Tubes faced financial difficulties due to very fierce competition. Sterling International Enterprises, Ltd. lagged as the company is in expansion mode. Lupatech struggled as its corporate rating by Standard and Poors was lowered after the company postponed its annual interest payment on certain convertible debentures.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P Emerging Markets Small Cap ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/12/08, 5/16/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Emerging Markets Small Cap ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.65%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P EMERGING			S&P EMERGING
	NET ASSET	MARKET	MARKETS UNDER USD2	NET ASSET	MARKET	MARKETS UNDER USD2
	VALUE	VALUE	BILLION INDEX	VALUE	VALUE	BILLION INDEX

ONE YEAR	16.09%	21.11%	17.14%	16.09%	21.11%	17.14%

THREE YEARS	13.23%	12.50%	22.40%	4.23%	4.01%	6.97%

SINCE INCEPTION (1)	−4.27%	−4.32%	8.18%	−0.99%	−1.00%	1.81%

(1)	For the period May 12, 2008 to September 30, 2012.

SPDR S&P Emerging Markets Small Cap ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR S&P	S&P Emerging
	Emerging Markets	Markets Under
	Small Cap	USD2 Billion
	ETF Fund	Index
	10000	10000
5/12/2008	9836	9863
6/30/2008	8629	8648
7/31/2008	8394	8454
8/31/2008	7948	7961
9/30/2008	6252	6372
10/1/2008	4594	4696
11/2/2008	4320	4380
12/3/2008	4681	4795
1/9/2009	4357	4473
2/9/2009	4267	4369
3/9/2009	4809	4906
4/30/2009	5785	5893
5/31/2009	7034	7211
6/30/2009	7021	7239
7/9/2009	7878	8144
8/31/2009	7828	8150
9/30/2009	8468	8839
10/31/2009	8472	8863
11/30/2009	8820	9291
12/31/2009	9389	9941
1/31/2010	8962	9512
2/28/2010	8947	9484
3/31/2010	9656	10347
4/30/2010	9894	10597
5/31/2010	8905	9534
6/30/2010	9031	9593
7/31/2010	9760	10401
8/31/2010	9705	10439
9/30/2010	10759	11644
10/31/2010	11078	12063
11/30/2010	10920	11887
12/31/2010	11516	12640
1/31/2011	11026	12199
2/28/2011	10538	11755
3/31/2011	10925	12164
4/30/2011	11427	12721
5/31/2011	11206	12446
6/30/2011	10896	12118
7/31/2011	11020	12260
8/31/2011	9831	10937
9/30/2011	8246	9235
10/31/2011	9032	10079
11/30/2011	8268	9222
12/31/2011	8150	9116
1/31/2012	9156	10229
2/29/2012	9991	11225
3/31/2012	9721	10921
4/30/2012	9527	10735
5/31/2012	8656	9792
6/30/2012	8891	10039
7/31/2012	8933	10065
8/31/2012	9050	10220
9/30/2012	9573	10818

Past performance is not a guarantee of future results.

SPDR S&P Emerging Markets Small Cap ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

	THANACHART		CORONATION FUND
DESCRIPTION	CAPITAL PCL	DATATEC, LTD.	MANAGERS, LTD.	LEWIS GROUP, LTD.	REUNERT, LTD.

MARKET VALUE	$6,229,442	6,021,536	5,471,677	5,016,529	4,971,705

% OF NET ASSETS	0.7	0.7	0.6	0.6	0.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Real Estate Management & Development	8.5%
Semiconductors & Semiconductor Equipment	5.2
Food Products	5.0
Chemicals	5.0
Electronic Equipment, Instruments & Components	4.5
Construction & Engineering	4.2
Metals & Mining	4.0
Commercial Banks	3.9
Pharmaceuticals	2.9
Computers & Peripherals	2.6
Household Durables	2.5
Machinery	2.5
Oil, Gas & Consumable Fuels	2.4
Diversified Financial Services	2.3
Capital Markets	2.3
Hotels, Restaurants & Leisure	2.2
Textiles, Apparel & Luxury Goods	2.1
Electrical Equipment	2.1
Industrial Conglomerates	2.1
Auto Components	1.9
Transportation Infrastructure	1.7
Specialty Retail	1.7
Media	1.6
Marine	1.6
Communications Equipment	1.3
Independent Power Producers & Energy Traders	1.3
Multiline Retail	1.2
Construction Materials	1.2
Automobiles	1.1
Software	1.0
Diversified Telecommunication Services	1.0
Paper & Forest Products	1.0
Food & Staples Retailing	1.0
Health Care Providers & Services	0.9
Leisure Equipment & Products	0.9
Health Care Equipment & Supplies	0.8
Real Estate Investment Trusts	0.8
Commercial Services & Supplies	0.8
Internet Software & Services	0.7
Beverages	0.7
Electric Utilities	0.7
Diversified Consumer Services	0.7
IT Services	0.6
Airlines	0.6
Trading Companies & Distributors	0.5
Water Utilities	0.5
Tobacco	0.5
Consumer Finance	0.5
Energy Equipment & Services	0.5
Insurance	0.5
Containers & Packaging	0.4
Air Freight & Logistics	0.4
Biotechnology	0.3
Gas Utilities	0.3
Building Products	0.3
Household Products	0.2
Personal Products	0.2
Road & Rail	0.2
Wireless Telecommunication Services	0.2
Thrifts & Mortgage Finance	0.2
Office Electronics	0.2
Internet & Catalog Retail	0.1
Distributors	0.1
Professional Services	0.1
Aerospace & Defense	0.1
Short Term Investments	4.1
Other Assets & Liabilities	(3.5)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for China Hongxing Sports, Ltd., which was Level 3 and part of the Textiles, Apparel & Luxury Goods Industry, Real Gold Mining, Ltd., which was Level 3 and part of the Metals & Mining Industry, Boshiwa International Holding, Ltd., which was Level 3 and part of the Specialty Retail Industry, China Forestry Holdings, Ltd., which was Level 3 and part of the Paper & Forest Products Industry, and China High Precision Automation Group, Ltd., which was Level 2 and part of the Electronic Equipment, Instruments & Components Industry, each representing less than 0.05% of net assets, Bakrie and Brothers Tbk PT, which was Level 3 and part of the Industrial Conglomerates Industry representing 0.05% of net assets, and Via Technologies, Inc., which was Level 2 and part of the Semiconductors & Semiconductor Equipment Industry, representing 0.06% of net assets. (Note 2)

SPDR Dow Jones Global Real Estate ETF —
Management’s Discussion of Fund Performance

The SPDR® Dow Jones Global Real Estate ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the price and yield performance of an index based upon the global real estate market. In seeking this objective, the Fund uses a sampling strategy designed to track the price and yield performance of the Dow Jones Global Select Real Estate Securities Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 28.56%, and the total return for the Index was 28.66%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, trading, and cash and receivable positions.

Global real estate securities market delivered another year of strong positive returns during the Reporting Period. The defensive characteristics of real estate along with a relatively high yield attracted capital flows to the asset class and propelled the market to new highs even amid current macro-economic uncertainty. By the end of 2011, the global real estate securities market regained positive momentum returning positive returns in the fourth quarter, on the back of a double digit sell off in the third quarter. However, the momentum was not strong enough to recover the losses from earlier in the year. Global listed real estate finished the year 2011 in negative territory, performing largely in line with broader equities. The overhang of slowing economies, austerity, and de-leveraging pressured the performance of the European listed property markets in the second half of 2011. Asia lagged all throughout the year as Asian Developers underperformed Real Estate Investment Trusts (REITs). Japan underperformed with part of the weakness in the shares of J-REITs attributed to the Bank of Japan slowing its pace of share acquisitions. Australia was one of the better performing public real estate markets globally. Although Australia was not immune to Europe-induced negative sentiment, financial job cuts or slowing retail sales, investors were attracted to the region by A-REITs’ high, sustainable dividend yields and the relatively strong Australian economy.

Conversely, so far in 2012, the overall strength of global publically traded real estate was underpinned largely by the outperformance of Japanese and Asian property markets. Global investors took notice of discounted valuations and capital flowed into the Far East early in the year. In Hong Kong and Singapore, the share prices of listed developers reacted positively to news flow from residential markets where prices and volumes continued to reach new record highs. The Bank of Japan’s vague but positive comments on inflation guidance were interpreted by investors as a positive sign of long-anticipated economic growth in Japan. Monetary easing and slowly improving operating fundamentals helped to prolong the Asian rally for much of 2012. The Australian REIT sector performed consistently throughout 2012 as well, supported by domestic investors who were positioning defensively amid downgrades in broader equities, and by

SPDR Dow Jones Global Real Estate ETF —
Management’s Discussion of Fund Performance (continued)

international flows attracted to the region by a 6.5% dividend yield. June marks the 2012 fiscal year-end for Australian REITs, during which A-REITs outperformed Australian equities significantly. This was due to widespread share buybacks, sharply lower interest rates (Reserve Bank of Australia cut the base rate 125 bps in 12 months) and increasing investor appetite for yield all despite some softening in operating fundamentals.

North America delivered positive returns during the Reporting Period due to the defensive nature of its market, stable operating fundamentals, declining costs of capital, higher yields and rising property valuations.

On an individual security level, the top positive contributors to the Fund’s performance were Pennsylvania Real Estate Investment Trust (PEI), FelCor Lodging Trust, Inc. (FCH), CBL & Associates Properties, Inc. (CBL). All three are US REITs that continued to benefit from central bank intervention and the commitment to keep US interest rates low for a protracted period of time. REITs’ access to cheap debt kept overall cost of capital low and extended cap rate compression into B quality assets/markets as investors had to move further along the risk curve in search of yield. REITs with relatively higher leverage and lower quality assets benefited disproportionally more. PEI, FCH and CBL each posted significant positive returns during the Reporting Period.

The top negative contributors to the Fund’s performance were IVG Immobilien AG, Hulic Co., Ltd. (Hulic), and Global One Real Estate Investment Co. (Global One). IVG Immobilien AG was the worst performing stock in the benchmark due to negative cash flows, excessive leverage and some exposure to non-traditional real estate, namely oil and gas storage caverns in Northern Germany. Smaller Japanese developer, Hulic, underperformed on the back of its takeover of Shoei Co. in late 2011. The transaction, designed to improve Hulic’s access to capital, was initially not backed by public property investors. However, Hulic increased its total leasing space for office, apartments and nursing homes after acquiring Shoei Co. and upon the close of the transaction in 2012, became one of the best performing stocks in Japan in the last six months of the Reporting Period. The poor performance of the Japanese office landlord Global One can be attributed to the challenges it experienced while trying to lease some of its vacant office space. Global One’s portfolio is relatively small in size and looming tenant departures coupled with inability to re-lease have potentially more pronounced negative impact on rental revenue.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Dow Jones Global Real Estate ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/7/08, 5/13/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Dow Jones Global Real Estate ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			DOW JONES GLOBAL			DOW JONES GLOBAL
	NET ASSET	MARKET	SELECT REAL ESTATE	NET ASSET	MARKET	SELECT REAL ESTATE
	VALUE	VALUE	SECURITIES INDEX	VALUE	VALUE	SECURITIES INDEX

ONE YEAR	28.56%	29.26%	28.66%	28.56%	29.26%	28.66%

THREE YEARS	49.59%	48.43%	48.92%	14.37%	14.07%	14.19%

SINCE INCEPTION (1)	0.71%	0.69%	−0.81%	0.16%	0.16%	−0.18%

(1)	For the period May 7, 2008 to September 30, 2012.

SPDR Dow Jones Global Real Estate ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR Dow	Dow Jones
	Jones Global	Global Select
	Real Estate	Real Estate
	ETF Fund	Securities Index
	10000	10000
5/7/2008	9840	9836
6/30/2008	8746	8722
7/31/2008	8791	8769
8/31/2008	8670	8637
9/30/2008	8011	7955
10/31/2008	5669	5618
11/30/2008	4734	4689
12/31/2008	5217	5160
1/31/2009	4510	4463
2/28/2009	3726	3687
3/31/2009	3930	3886
4/30/2009	4771	4719
5/31/2009	5216	5156
6/30/2009	5187	5131
7/31/2009	5700	5648
8/31/2009	6339	6271
9/30/2009	6732	6660
10/31/2009	6557	6486
11/30/2009	6732	6665
12/31/2009	6997	6919
1/31/2010	6662	6580
2/28/2010	6857	6776
3/31/2010	7354	7258
4/30/2010	7655	7554
5/31/2010	7037	6954
6/30/2010	6844	6753
7/31/2010	7537	7444
8/31/2010	7528	7430
9/30/2010	8058	7959
10/31/2010	8437	8333
11/30/2010	8105	7999
12/31/2010	8666	8568
1/31/2011	8805	8684
2/28/2011	9117	8983
3/31/2011	8984	8857
4/30/2011	9513	9382
5/31/2011	9558	9423
6/30/2011	9338	9205
7/31/2011	9376	9249
8/31/2011	8852	8728
9/30/2011	7833	7709
10/31/2011	8756	8617
11/30/2011	8335	8199
12/31/2011	8434	8289
1/31/2012	9039	8904
2/29/2012	9216	9093
3/31/2012	9506	9362
4/30/2012	9731	9583
5/31/2012	9166	9015
6/30/2012	9733	9570
7/31/2012	10036	9873
8/31/2012	10048	9886
9/30/2012	10071	9919

Past performance is not a guarantee of future results.

SPDR Dow Jones Global Real Estate ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

				BROOKFIELD ASSET
	SIMON PROPERTY			MANAGEMENT, INC.
DESCRIPTION	GROUP, INC.	WESTFIELD GROUP	PUBLIC STORAGE	(CLASS A)	HCP, INC.

MARKET VALUE	$33,979,936	16,238,455	14,801,565	14,242,348	14,096,691

% OF NET ASSETS	6.3	3.0	2.7	2.6	2.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Retail REITs	28.6%
Real Estate Management & Development	15.5
Specialized REITs	15.0
Office REITs	14.1
Diversified REITs	10.6
Residential REITs	10.4
Industrial REITs	5.2
Diversified Capital Markets	0.3
Short Term Investments	7.0
Other Assets & Liabilities	(6.7)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for Martinsa-Fadesa SA, which was Level 2 and part of the Real Estate Management & Development Industry, representing 0.00% of net assets. (Note 2)

SPDR S&P International Consumer Discretionary Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Consumer Discretionary Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the consumer discretionary sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Consumer Discretionary Sector Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 14.40%, and the total return for the Index was 13.69%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations.

The consumer discretionary sector slightly lagged behind the broad market and was sixth best performer among ten sectors. The sector generally exhibits cyclical qualities, performing best during economic recoveries when both wage and investment income are rising because consumers can purchase big-ticket items like cars, jewelry, travel, and other goods at their discretion. Despite the signs of worldwide economic recovery, consumers remained cautious holding off on purchase of luxury goods and services. The sector still performed relatively well as disposable incomes kept increasing in the developing nations, where middle-class consumer spending was expected to grow going forward. Within discretionary, motor vehicles, apparel, and publishing were the strongest industries contributing to the Fund’s performance, while electronics and textiles were the bottom contributors. The auto industry was lifted by the strong sales from the companies that focused on fuel efficiency, manufacturing costs and future technological improvements.

United Kingdom, Germany and France were the best contributing countries to the fund’s performance, while Japan, China and Belgium were the bottom contributors. UK benefited from a less encumbered British pound amid Eurozone worries. Considerable volatility in the Japanese yen, which tumbled during the first quarter when it appeared that the Bank of Japan was poised to expand quantitative measures aggressively, but then rebounded sharply in the spring when the Bank of Japan held its ground and global investors again sought out safe haven vehicles. Unfortunately, the fresh currency strength exacerbated profit worries for exporters and the TOPIX average of Japanese stocks sank to multi-decade lows.

On an individual security level, the top positive contributors to the Fund’s performance were Toyota Motor Corp., Hyundai Motor Co. and Industria de Diseno Textil. The top negative contributors to the Fund’s performance were Sony Corp., Panasonic Corp., and Sharp Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P International Consumer Discretionary Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Consumer Discretionary Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
			CONSUMER			CONSUMER
	NET ASSET	MARKET	DISCRETIONARY	NET ASSET	MARKET	DISCRETIONARY
	VALUE	VALUE	SECTOR INDEX	VALUE	VALUE	SECTOR INDEX

ONE YEAR	14.40%	16.08%	13.69%	14.40%	16.08%	13.69%

THREE YEARS	22.49%	21.79%	23.56%	7.00%	6.79%	7.30%

SINCE INCEPTION (1)	18.60%	17.72%	17.95%	4.14%	3.95%	4.00%

(1)	For the period July 16, 2008 to September 30, 2012.

SPDR S&P International Consumer Discretionary Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR S&P	S&P Developed
	International Consumer	Ex-U.S. BMI
	Discretionary Sector	Consumer Discertionary
	ETF Fund	Sector Index
	10000	10000
7/16/2008	10235	10251
8/31/2008	10027	10047
9/30/2008	8771	8725
10/1/2008	7407	7187
11/2/2008	6560	6384
12/3/2008	6969	6788
1/9/2009	6485	6309
2/9/2009	6029	5887
3/9/2009	6455	6289
4/30/2009	7801	7544
5/31/2009	8238	8059
6/30/2009	8221	8066
7/9/2009	9099	8967
8/31/2009	9376	9223
9/30/2009	9682	9547
10/31/2009	9537	9449
11/30/2009	9573	9478
12/31/2009	9918	9797
1/31/2010	9636	9531
2/28/2010	9475	9385
3/31/2010	10245	10129
4/30/2010	10330	10278
5/31/2010	9334	9279
6/30/2010	9285	9198
7/31/2010	10042	9951
8/31/2010	9753	9683
9/30/2010	10952	10896
10/31/2010	11347	11316
11/30/2010	11258	11213
12/31/2010	11944	11934
1/31/2011	12153	12123
2/28/2011	12349	12367
3/31/2011	11967	12033
4/30/2011	12833	12893
5/31/2011	12710	12772
6/30/2011	12857	12887
7/31/2011	12696	12778
8/31/2011	11419	11485
9/30/2011	10369	10375
10/31/2011	11333	11334
11/30/2011	10671	10661
12/31/2011	10447	10422
1/31/2012	11360	11315
2/29/2012	12167	12108
3/31/2012	12407	12305
4/30/2012	12291	12216
5/31/2012	11009	10913
6/30/2012	11363	11303
7/31/2012	11406	11352
8/31/2012	11744	11654
9/30/2012	11860	11795

Past performance is not a guarantee of future results.

SPDR S&P International Consumer Discretionary Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

			HONDA MOTOR CO.,		LVMH MOET HENNESSY
DESCRIPTION	TOYOTA MOTOR CORP.	HYUNDAI MOTOR CO.	LTD.	DAIMLER AG	LOUIS VUITTON SA

MARKET VALUE	$367,301	174,133	166,373	163,151	139,232

% OF NET ASSETS	6.6	3.1	3.0	3.0	2.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Automobiles	25.9%
Media	15.4
Hotels, Restaurants & Leisure	12.5
Textiles, Apparel & Luxury Goods	10.7
Auto Components	9.1
Specialty Retail	9.1
Household Durables	5.9
Multiline Retail	4.9
Leisure Equipment & Products	2.8
Distributors	1.2
Diversified Consumer Services	0.8
Internet & Catalog Retail	0.7
Short Term Investments	2.0
Other Assets & Liabilities	(1.0)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P International Consumer Staples Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Consumer Staples Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the consumer staples sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Consumer Staples Sector Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 19.51%, and the total return for the Index was 20.46%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, transaction costs and variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

Consumer staples companies remained popular with investors as the sector outperformed the overall broad market over the Reporting Period and overall was the second best performing sector just behind financials. Amid jittery sovereign bond markets and faltering growth prospects in the Eurozone, equity volatility did remain high, and investors valued consumer staples defensive attributes, as economic uncertainty remained elevated. Due to inelasticity of demand for household products, consumer staples companies were able to increase product prices and pass on to the consumers effects of the rising commodity prices. The emerging markets of Asia, Eastern Europe, and Latin America offered abundant growth opportunities for beverage and food companies. Growth of the affluent, urban middle class population in the emerging markets was driving demand for processed and packaged foods and drinks.

On an individual security level, the top positive contributors to the Fund’s performance were Nestle SA, Anheuser-Busch InBev NV, and Diageo PLC. The top negative contributors to the Fund’s performance were Wilmar International, Ltd., Shiseido Co., Ltd. and Delhaize Group.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P International Consumer Staples Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Consumer Staples Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
	NET ASSET	MARKET	CONSUMER STAPLES	NET ASSET	MARKET	CONSUMER STAPLES
	VALUE	VALUE	SECTOR INDEX	VALUE	VALUE	SECTOR INDEX

ONE YEAR	19.51%	20.34%	20.46%	19.51%	20.34%	20.46%

THREE YEARS	41.35%	40.84%	44.70%	12.23%	12.09%	13.10%

SINCE INCEPTION (1)	39.27%	38.87%	46.86%	8.18%	8.11%	9.56%

(1)	For the period July 16, 2008 to September 30, 2012.

SPDR S&P International Consumer Staples Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

(1)	For the period July 16, 2008 to September 30, 2012.

SPDR S&P International Consumer Staples Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

		BRITISH AMERICAN		ANHEUSER-BUSCH
DESCRIPTION	NESTLE SA	TOBACCO PLC	DIAGEO PLC	INBEV NV	UNILEVER NV

MARKET VALUE	$2,732,735	1,299,377	958,580	939,043	854,195

% OF NET ASSETS	14.4	6.8	5.0	4.9	4.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Food Products	34.2%
Food & Staples Retailing	20.6
Beverages	20.6
Tobacco	13.3
Personal Products	5.5
Household Products	5.5
Short Term Investments	2.0
Other Assets & Liabilities	(1.7)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P International Energy Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Energy Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the energy sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-U.S. BMI Energy Sector Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 16.44%, and the total return for the Index was 17.20%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, cash drag and mis-weights between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

With investors nervous about global financial conditions, trading in October both opened and closed with sharp equity declines. But the intervening weeks brought stunning appreciation to battered share prices, kicked off by indications that Europe was close to a recapitalization plan for its struggling banks and followed by an expansion of asset purchases at the Bank of England and a respectable report on US employment for September. In late October, equities, especially energy stocks, enjoyed an additional gains after the European Union agreed on deeper losses for private holders of Greek debt, expanded capacity for the European Financial Stability Facility, and imposed fresh capital requirements for European banks. Although the measures were notably vague on details, investors seemed happy to celebrate the spirit of cooperation that made them possible. The October upturn in attitudes flattered commodity markets well, with energy and metals prices responding most favorably to a less dire view of economic prospects. The Index gained over 17% that month and was the top performing sector.

Despite a strong start to the fiscal year, the energy sector exhibited mixed performance over the next few months. Warm weather and ample US supplies drove natural gas to fresh two-year lows, but West Texas Intermediate crude oil eliminated roughly two thirds of its discount to Brent prices, finishing 2011 not far from $100 per barrel. Plans to reverse pipeline flow promised to relieve excess inventory at Cushing, Oklahoma and allow WTI to respond more to global pricing factors. Signs of resilient demand and limited spare production capacity allowed crude oil to finish 2011 with a firm price.

On a cumulative basis, the energy sector remained one of the top performing sectors in the broader S&P Developed Ex-US BMI Index through April. When crude oil fell over 15% in May however, defensive sectors with above average dividend yields such as health care and consumer staples outperformed. The Index fell double digits that month. A summer surge in oil prices and consistent performance of several energy equipment and services names over the rest of the fiscal year helped the Index recover from the drop in May.

SPDR S&P International Energy Sector ETF —
Management’s Discussion of Fund Performance (continued)

On an individual security level, the top positive contributors to the Fund’s performance (BP PLC, Total SA and Royal Dutch Shell (Class A and B)) were the largest weights in the Index. BP reached an approximate $7.8 billion settlement with the Plaintiffs’ Steering Committee to resolve the bulk of the economic loss and medical claims related to the Deepwater Horizon accident and oil spill. BP gained momentum as investors viewed this as positive news. Total SA pleased investors by increasing its dividend for the first time since 2008, supported by a strong balance sheet and reaffirming the company’s strategy to maintain a certain payout ratio in the long term. Although Royal Dutch Shell reported profits fell the prior year, the company’s growth strategy is contributing to the bottom line.

The top negative contributors to the Fund’s performance were Athabasca Oil Corp., Keyera Corp. and Chinook Energy, Inc. Athabasca Oil underperformed its peers because it is a development stage company and revenues are expected at a later stage. Keyera Corp., one of the largest natural gas midstream businesses in Canada, was challenged by low natural gas prices and concerns of oversupply in North America. Chinook Energy lagged because of lower production and guidance due to approval and operational delays on their Tunisia program.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P International Energy Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Energy Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
	NET ASSET	MARKET	EX-U.S. BMI ENERGY	NET ASSET	MARKET	EX-U.S. BMI ENERGY
	VALUE	VALUE	SECTOR INDEX	VALUE	VALUE	SECTOR INDEX

ONE YEAR	16.44%	17.88%	17.20%	16.44%	17.88%	17.20%

THREE YEARS	8.03%	7.84%	11.91%	2.61%	2.55%	3.82%

SINCE INCEPTION (1)	−9.51%	−9.83%	−5.44%	−2.35%	−2.43%	−1.32%

(1)	For the period July 16, 2008 to September 30, 2012.

SPDR S&P International Energy Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR S&P	S&P Developed
	International Energy	Ex-U.S. BMI
	Sector ETF	Energy Sector
	Fund	Index
	10000	10000
7/16/2008	9937	9918
8/31/2008	9760	9686
9/30/2008	7972	7830
10/1/2008	6535	6403
11/2/2008	6353	6197
12/3/2008	6234	6138
1/9/2009	5961	5862
2/9/2009	5634	5541
3/9/2009	5993	5924
4/30/2009	6519	6497
5/31/2009	7785	7778
6/30/2009	7317	7352
7/9/2009	7622	7681
8/31/2009	7860	7945
9/30/2009	8377	8449
10/31/2009	8404	8509
11/30/2009	8598	8701
12/31/2009	8859	8995
1/31/2010	8276	8431
2/28/2010	8163	8310
3/31/2010	8668	8832
4/30/2010	8645	8833
5/31/2010	7563	7702
6/30/2010	7021	7139
7/31/2010	7784	7952
8/31/2010	7454	7624
9/30/2010	8278	8503
10/31/2010	8613	8860
11/30/2010	8316	8620
12/31/2010	9292	9655
1/31/2011	9743	10119
2/28/2011	10301	10690
3/31/2011	10272	10688
4/30/2011	10640	11084
5/31/2011	10132	10577
6/30/2011	9807	10212
7/31/2011	9735	10197
8/31/2011	8817	9221
9/30/2011	7770	8068
10/31/2011	9084	9482
11/30/2011	8887	9268
12/31/2011	8876	9246
1/31/2012	9183	9589
2/29/2012	9745	10175
3/31/2012	9216	9618
4/30/2012	9179	9568
5/31/2012	7909	8251
6/30/2012	8344	8673
7/31/2012	8564	8918
8/31/2012	8950	9317
9/30/2012	9049	9456

Past performance is not a guarantee of future results.

SPDR S&P International Energy Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

	ROYAL DUTCH SHELL
DESCRIPTION	PLC (CLASS A & B)	BP PLC	TOTAL SA	BG GROUP PLC	ENI SpA

MARKET VALUE	$1,883,814	1,128,699	983,792	583,750	490,410

% OF NET ASSETS	16.5	9.9	8.6	5.1	4.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Oil, Gas & Consumable Fuels	90.1%
Energy Equipment & Services	9.3
Short Term Investments	4.1
Other Assets & Liabilities	(3.5)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P International Financial Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Financial Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the financial sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Financials Sector Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 18.02%, and the total return for the Index was 18.50%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses, compounding, cash drag, and the optimization of the portfolio.

The Fund gained 18.02% for the year ending in September 30, 2012 despite the news of a global recession, decrease growth estimates in China, and the impact of economic reform in Greece to deal with the country’s debt crisis. The fourth quarter of 2011 was relatively quiet, posting a small losses measured by the S&P International Financial Index. The next three quarters in 2012 were very volatile as the Index posted both positive and negative returns. The first quarter gains were mainly driven by the actions taken by the European Central Bank (ECB) to provide lending to the European banks. Investors retreated in the second quarter as there was further concern over the possibility that new leadership might formally reject the euro led to fears that bank deposits could eventually face involuntary devaluation, not only in Greece, but also in other heavily indebted peripheral nations. A European summit during the final days of June provided for direct recapitalization of Spanish banks without subordination of existing lenders, sparking equities worldwide to finish the first half of 2012 with a flourish. The third quarter of 2012 produced periods of steady gains as the Index return headed higher over two significant rallies; the first surge came in response to the Draghi declamation on the euro; and the second reflected anticipation of the fresh asset purchase plans from the Federal Reserve.

On an individual security level, the top positive contributors to the Fund’s performance were HSBC Holdings PLC, Commonwealth Bank of Australia and Australia & New Zealand Banking Group, Ltd. The top negative contributors to the Fund’s performance were UniCredit SpA, Credit Suisse Group AG, and Banco Popular Espanol SA.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P International Financial Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Financial Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
	NET ASSET	MARKET	FINANCIALS SECTOR	NET ASSET	MARKET	FINANCIALS SECTOR
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	18.02%	20.05%	18.50%	18.02%	20.05%	18.50%

THREE YEARS	−8.65%	−8.77%	−5.71%	−2.97%	−3.01%	−1.94%

SINCE INCEPTION (1)	−17.74%	−17.79%	−15.72%	−4.53%	−4.54%	−3.98%

(1)	For the period July 16, 2008 to September 30, 2012.

SPDR S&P International Financial Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR S&P	S&P Developed
	International Financial	Ex-U.S. BMI
	Sector ETF	Financials Sector
	Fund	Index
	10000	10000
7/16/2008	10608	10703
8/31/2008	9988	10146
9/30/2008	8797	8960
10/1/2008	6409	6466
11/2/2008	5791	5875
12/3/2008	6129	6097
1/9/2009	5292	5311
2/9/2009	4443	4446
3/9/2009	5057	4998
4/30/2009	6233	6126
5/31/2009	7169	7066
6/30/2009	7121	7030
7/9/2009	7981	7909
8/31/2009	8728	8581
9/30/2009	9004	8939
10/31/2009	8675	8620
11/30/2009	8747	8675
12/31/2009	8671	8599
1/31/2010	8137	8089
2/28/2010	8175	8102
3/31/2010	8725	8684
4/30/2010	8581	8551
5/31/2010	7480	7440
6/30/2010	7318	7306
7/31/2010	8293	8291
8/31/2010	7827	7855
9/30/2010	8499	8528
10/31/2010	8742	8749
11/30/2010	8070	8107
12/31/2010	8725	8808
1/31/2011	9156	9204
2/28/2011	9534	9566
3/31/2011	9197	9270
4/30/2011	9678	9770
5/31/2011	9272	9381
6/30/2011	9073	9208
7/31/2011	8716	8896
8/31/2011	7856	8012
9/30/2011	6970	7112
10/31/2011	7687	7807
11/30/2011	7042	7185
12/31/2011	6982	7108
1/31/2012	7601	7747
2/29/2012	8138	8262
3/31/2012	8069	8215
4/30/2012	7844	7981
5/31/2012	6810	6967
6/30/2012	7450	7615
7/31/2012	7543	7707
8/31/2012	7836	8019
9/30/2012	8226	8428

Past performance is not a guarantee of future results.

SPDR S&P International Financial Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

					THE TORONTO-
		COMMONWEALTH BANK	WESTPAC BANKING	ROYAL BANK OF	DOMINION
DESCRIPTION	HSBC HOLDINGS PLC	OF AUSTRALIA	CORP.	CANADA	BANK

MARKET VALUE	$176,673	107,175	102,178	94,353	90,744

% OF NET ASSETS	5.0	3.0	2.9	2.7	2.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	52.2%
Insurance	19.4
Real Estate Management & Development	10.2
Capital Markets	7.5
Real Estate Investment Trusts	4.9
Diversified Financial Services	4.1
Consumer Finance	1.2
Short Term Investments	5.5
Other Assets & Liabilities	(5.0)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P International Health Care Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Health Care Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the health care sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Health Care Sector Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 22.03%, and the total return for the Index was 22.55%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations.

International health care stocks performed well for the 12-month period ending September 30, 2012. Health care stocks are generally considered defensive stocks and tend to have some insulation against down markets. In fact, for the year ending September 30, the Fund had positive returns for every quarter. Much of the performance can be attributed to improving global economic conditions as well as concerted, unified movement towards resolving the European sovereign debt crisis. Additionally, international health care stocks were affected by the US Supreme Court ruling in June to uphold the requirement that individuals be insured under the Affordable Care Act. The ruling has affected various global health care stocks differently with large, multinational pharmaceuticals and biotech companies outpacing health care equipment makers and health care service providers.

On an individual security level, the top positive contributors to the Fund’s performance were Bayer AG, Novo Nordisk A/S (Class B), and Sanofi. Bayer AG, the German drug and chemical company, reported sales and profits that beat analysts’ estimates. The company’s health unit performed well as the company began selling its blood thinner, Xarelto, in partnership with Johnson & Johnson. Bayer estimates the drug’s sales will eventually exceed two billion euro per year. Bayer’s chemical division also performed well as demand for its crop chemicals from farmers was strong. The Danish company Novo Nordisk performed well on the back of being a leader in insulin drugs and the increased demand for such drugs due to the overall increase in obesity and diabetes in the population. Sanofi, the French pharmaceutical company, also performed well as it received approval from the FDA for its multiple sclerosis drug, Aubagio. The company also had mixed success with its dengue fever drug.

The top negative contributors to the Fund’s performance were Olympus Corp., Daiichi Sankyo Co., and Terumo Corp. Olympus is a Japanese manufacturer and seller of precision machineries and instruments. The company’s performance was due to ongoing effects of a 2011 accounting scam which wiped out 75% of the company’s valuation and resulted in a $15 million loss. As a result of the scam, the company announced cuts to 7% of its workforce and shutdowns of 40% of its global manufacturing plants. The Japanese pharmaceutical company, Daiichi Sankyo, was hurt by disappointing results in trials of its Effient (prasugrel) heart therapy. Another Japanese company, Terumo Corporation, engages in the

SPDR S&P International Health Care Sector ETF —
Management’s Discussion of Fund Performance (continued)

manufacture and sale of medical products and equipment. The company was hurt by a 2011 recall of its coronary ostia cannula product that is used during heart surgery. The recall included $35 million in fines to the FDA.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P International Health Care Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Health Care Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
	NET ASSET	MARKET	EX-U.S. BMI HEALTH	NET ASSET	MARKET	EX-U.S. BMI HEALTH
	VALUE	VALUE	CARE SECTOR INDEX	VALUE	VALUE	CARE SECTOR INDEX

ONE YEAR	22.03%	22.83%	22.55%	22.03%	22.83%	22.55%

THREE YEARS	32.46%	32.48%	35.95%	9.82%	9.83%	10.78%

SINCE INCEPTION (1)	23.95%	24.25%	29.60%	5.23%	5.29%	6.36%

(1)	For the period July 16, 2008 to September 30, 2012.

SPDR S&P International Health Care Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR S&P	S&P Developed
	International Health	Ex-U.S. BMI
	Care Sector	Health Care
	ETF Fund	Sector Index
	10000	10000
7/16/2008	10163	10204
8/31/2008	10042	10044
9/30/2008	9103	9082
10/1/2008	8048	8070
11/2/2008	7602	7615
12/3/2008	8235	8237
1/9/2009	7708	7708
2/9/2009	6852	6852
3/9/2009	7028	7099
4/30/2009	7216	7282
5/31/2009	7897	7978
6/30/2009	7972	8094
7/9/2009	8604	8741
8/31/2009	8948	9086
9/30/2009	9356	9532
10/31/2009	9267	9475
11/30/2009	9605	9798
12/31/2009	9741	9945
1/31/2010	9557	9766
2/28/2010	9557	9783
3/31/2010	9781	9998
4/30/2010	9462	9685
5/31/2010	8606	8835
6/30/2010	8909	9100
7/31/2010	9151	9301
8/31/2010	9268	9512
9/30/2010	9891	10223
10/31/2010	10075	10418
11/30/2010	9652	9966
12/31/2010	10222	10581
1/31/2011	10269	10633
2/28/2011	10569	10941
3/31/2011	10529	10902
4/30/2011	11311	11717
5/31/2011	11607	12029
6/30/2011	11347	11774
7/31/2011	11508	11969
8/31/2011	10777	11193
9/30/2011	10157	10573
10/31/2011	10563	11028
11/30/2011	10332	10758
12/31/2011	10679	11126
1/31/2012	10804	11258
2/29/2012	11153	11633
3/31/2012	11294	11787
4/30/2012	11471	11957
5/31/2012	10635	11082
6/30/2012	11384	11880
7/31/2012	11788	12293
8/31/2012	11944	12468
9/30/2012	12395	12960

Past performance is not a guarantee of future results.

SPDR S&P International Health Care Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

DESCRIPTION	NOVARTIS AG	ROCHE HOLDING AG	GLAXOSMITHKLINE PLC	SANOFI	BAYER AG

MARKET VALUE	$3,140,694	2,722,783	2,175,716	1,944,569	1,347,428

% OF NET ASSETS	11.2	9.7	7.7	6.9	4.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Pharmaceuticals	75.2%
Health Care Equipment & Supplies	10.0
Health Care Providers & Services	7.8
Biotechnology	5.6
Chemicals	0.3
Life Sciences Tools & Services	0.3
Health Care Technology	0.0 ***
Short Term Investments	0.5
Other Assets & Liabilities	0.3

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P International Industrial Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Industrial Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the industrial sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Industrial Sector Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 12.53%, and the total return for the Index was 13.46%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to Fund expenses and slight variations between the Fund’s holdings and the Index constituents.

International industrial stocks performed well for the Reporting Period. The performance of many industrial stocks is driven in part by global economic health and conditions. The first six months of the Reporting Period reflected optimism regarding the European sovereign debt crisis as well as some better than expected macroeconomic data such as industrial production in Germany, France and the United Kingdom, Japanese and Chinese GDP, and Japanese machine orders. The positive momentum could not be sustained in the second quarter of 2012 as several national industrial production and manufacturing figures came in below expectations. Performance rebounded in the third quarter of 2012 on the back of positive developments in the handling of the debt crisis in Europe despite mixed global growth data.

On an individual security level, the top positive contributors to the Fund’s performance were Canadian National Railway Co., Siemens AG, and Rolls-Royce Holdings PLC. Canadian National Railway’s positive return for the period is due to several factors. The denial of the $7 billion TransCanada pipeline in January meant railroads would become the most efficient method of transporting crude and raw materials to refineries. The company has also positioned itself well vis-à-vis the decline in coal usage and transportation with coal being less than 10% of the company’s product mix. Siemens, the German conglomerate, also performed well based on its broad portfolio of businesses and continued infrastructure growth particularly in emerging markets. The company reported consistent or better profit margins and earnings versus 2011 across most business segments. Rolls-Royce, the London-based manufacturer of power systems, had positive returns as a result of an increase in profits relative to 2011 figures. The company also reported an increase in revenue and an increase in its order book.

The top negative contributors to the Fund’s performance were Asahi Glass Co., Ltd., Mitsubishi Corp., and Nippon Sheet Glass Co. Asahi Glass’s performance was hampered by the global slowdown in demand for building glass and solar-cell substrates, particularly in Western Europe. The company found itself with bloated inventory due to the decrease in demand for its products, resulting in production halts at some plants. Mitsubishi Corporation was hurt by lowered profit and revenue estimates. The company experienced weakness in commodity prices amid an economic

SPDR S&P International Industrial Sector ETF —
Management’s Discussion of Fund Performance (continued)

slowdown in China and other emerging markets. Additionally, falling coal prices and a prolonged strike at its coal mine business in Australia resulted in a 150 billion yen drop in net profit. Nippon Sheet Glass, Japan’s second largest glass maker by sales, was hurt by European demand weakness in its core construction and auto-glass operations. The company reported a net loss of 2.82 billion yen, its third annual loss in four years.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P International Industrial Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Industrial Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
	NET ASSET	MARKET	INDUSTRIAL SECTOR	NET ASSET	MARKET	INDUSTRIAL SECTOR
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	12.53%	14.23%	13.46%	12.53%	14.23%	13.46%

THREE YEARS	12.55%	11.77%	16.83%	4.02%	3.78%	5.32%

SINCE INCEPTION (1)	−1.81%	−2.13%	0.48%	−0.43%	−0.51%	0.11%

(1)	For the period July 16, 2008 to September 30, 2012.

SPDR S&P International Industrial Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR S&P	S&P Developed
	International Industrial	Ex-U.S. BMI
	Sector ETF	Industrial Sector
	Fund	Index
	10000	10000
7/16/2008	10237	10271
8/31/2008	9847	9763
9/30/2008	8051	8028
10/1/2008	6121	5996
11/2/2008	6008	5836
12/3/2008	6505	6396
1/9/2009	5857	5783
2/9/2009	5276	5155
3/9/2009	5622	5534
4/30/2009	6534	6469
5/31/2009	7261	7186
6/30/2009	7228	7141
7/9/2009	7830	7756
8/31/2009	8331	8215
9/30/2009	8723	8600
10/31/2009	8517	8374
11/30/2009	8708	8507
12/31/2009	8907	8739
1/31/2010	8746	8567
2/28/2010	8708	8565
3/31/2010	9410	9269
4/30/2010	9451	9351
5/31/2010	8458	8338
6/30/2010	8391	8286
7/31/2010	9079	8983
8/31/2010	8687	8614
9/30/2010	9764	9710
10/31/2010	10080	10055
11/30/2010	9916	9844
12/31/2010	10802	10802
1/31/2011	11027	11063
2/28/2011	11214	11181
3/31/2011	11329	11374
4/30/2011	11823	11942
5/31/2011	11425	11526
6/30/2011	11290	11444
7/31/2011	11034	11215
8/31/2011	9888	10063
9/30/2011	8727	8856
10/31/2011	9605	9725
11/30/2011	9135	9258
12/31/2011	9113	9202
1/31/2012	9804	9968
2/29/2012	10299	10533
3/31/2012	10180	10436
4/30/2012	10007	10221
5/31/2012	8933	9109
6/30/2012	9258	9478
7/31/2012	9426	9578
8/31/2012	9558	9740
9/30/2012	9819	10048

Past performance is not a guarantee of future results.

SPDR S&P International Industrial Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

				CANADIAN NATIONAL	ROLLS-ROYCE
DESCRIPTION	SIEMENS AG	ABB, LTD.	FANUC CORP.	RAILWAY CO.	HOLDINGS PLC

MARKET VALUE	$411,961	211,350	177,866	175,668	166,647

% OF NET ASSETS	4.8	2.4	2.1	2.0	1.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Machinery	21.8%
Industrial Conglomerates	12.3
Trading Companies & Distributors	9.5
Road & Rail	8.7
Electrical Equipment	8.2
Commercial Services & Supplies	6.8
Construction & Engineering	6.4
Aerospace & Defense	5.4
PROFESSIONAL Services	5.3
Building Products	4.2
Transportation Infrastructure	3.2
Air Freight & Logistics	2.7
Marine	2.6
Airlines	1.7
Short Term Investments	0.2
Other Assets & Liabilities	1.0

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P International Materials Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Materials Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the materials sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Materials Sector Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 5.79%, and the total return for the Index was 6.50%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations and the performance differential can be attributed primarily to fund expenses, compounding, cash drag and the optimization of the portfolio.

The Fund gained 5.79% for the Reporting Period despite the news of a global recession, decrease in growth estimates in China, and the impact of economic reform in Greece to deal with the country’s debt crisis. The S&P Developed Ex-U.S. BMI Industrial Sector Index gain in the fourth quarter of 2011 represented a stark contrast from the previous quarter, when defensive groups held value best. Even though the materials sectors bounced back in the fourth quarter, the gain for materials in the fourth quarter of 2011 still left the sector with a decline on the year as weak metals prices weighed on mining stocks. The next three quarters in 2012 were very volatile as the Index posted both positive and negative returns. The first quarter gains were mainly driven by the actions taken by the European Central Bank (ECB) to provide lending to the European banks. The sector was one of the worst performers in March as the sector did not take kindly to a moderating growth outlook in China. Investors retreated in the second quarter as there was further concern over the possibility that new leadership might formally reject the euro, which led to fears that bank deposits could eventually face involuntary devaluation, not only in Greece, but also in other heavily indebted peripheral nations. A European summit during the final days of June provided for direct recapitalization of Spanish banks without subordination of existing lenders, sparking equities worldwide to finish the first half of the year with a flourish. May was the worst performing month for the Index as the materials sector suffered from tumbling mining prices. The third quarter of 2012 gained positive momentum towards the end of the quarter as the Index return headed higher over two significant rallies; the first surge came in response to the Draghi declamation on the euro; and the second reflected anticipation of the fresh asset purchase plans from the Federal Reserve. While defensive themes have tended to hold value well in 2012, central bank activism during the third quarter inspired some catch-up for the materials sector, which drew strength from mining and chemical names.

On an individual security level, the top positive contributors to the Fund’s performance were BASF SE, Syngenta AG and BHP Billiton PLC. The top negative contributors to the Fund’s performance were Nippon Steel Corp. & Sumitomo Metal Corp., Anglo American PLC, and JFE Holdings, Inc.

SPDR S&P International Materials Sector ETF —
Management’s Discussion of Fund Performance (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P International Materials Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Materials Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
	NET ASSET	MARKET	MATERIALS SECTOR	NET ASSET	MARKET	MATERIALS SECTOR
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	5.79%	7.28%	6.50%	5.79%	7.28%	6.50%

THREE YEARS	7.37%	6.68%	13.37%	2.40%	2.18%	4.27%

SINCE INCEPTION (1)	−19.84%	−20.23%	−12.03%	−5.12%	−5.23%	−3.00%

(1)	For the period July 16, 2008 to September 30, 2012.

SPDR S&P International Materials Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

		S&P Developed
	SPDR S&P	Ex-U.S. BMI
	International Material	Materials Sector
	Sector ETF	Index
	10000	10000
7/16/2008	9968	9987
8/31/2008	9185	9147
9/30/2008	6856	6920
10/1/2008	4931	4926
11/2/2008	4711	4686
12/3/2008	5116	5124
1/9/2009	4662	4709
2/9/2009	4375	4415
3/9/2009	4839	4945
4/30/2009	5455	5618
5/31/2009	6478	6667
6/30/2009	6254	6428
7/9/2009	6978	7193
8/31/2009	7105	7355
9/30/2009	7465	7760
10/31/2009	7406	7699
11/30/2009	8090	8425
12/31/2009	8325	8686
1/31/2010	7639	7968
2/28/2010	7778	8138
3/31/2010	8528	8934
4/30/2010	8340	8839
5/31/2010	7399	7851
6/30/2010	7174	7686
7/31/2010	7815	8343
8/31/2010	7651	8232
9/30/2010	8624	9264
10/31/2010	9089	9778
11/30/2010	9036	9757
12/31/2010	10085	10883
1/31/2011	9796	10575
2/28/2011	10288	11049
3/31/2011	10277	11168
4/30/2011	10782	11768
5/31/2011	10287	11244
6/30/2011	10228	11106
7/31/2011	10063	11005
8/31/2011	9167	10067
9/30/2011	7578	8260
10/31/2011	8594	9349
11/30/2011	8186	8888
12/31/2011	7781	8445
1/31/2012	8625	9400
2/29/2012	8940	9755
3/31/2012	8537	9261
4/30/2012	8392	9079
5/31/2012	7158	7767
6/30/2012	7443	8053
7/31/2012	7389	8037
8/31/2012	7497	8198
9/30/2012	8016	8797

Past performance is not a guarantee of future results.

SPDR S&P International Materials Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

DESCRIPTION	BHP BILLITON, LTD.	BASF SE	BHP BILLITON PLC	RIO TINTO PLC	GOLDCORP, INC.

MARKET VALUE	$928,911	589,099	572,490	525,361	399,537

% OF NET ASSETS	7.8	5.0	4.8	4.4	3.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Metals & Mining	56.4%
Chemicals	34.2
Construction Materials	5.2
Paper & Forest Products	1.6
Household Products	0.7
Containers & Packaging	0.5
Oil, Gas & Consumable Fuels	0.0 ***
Short Term Investments	0.9
Other Assets & Liabilities	0.5

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for Sino-Forest Corp., which was Level 3 and part of the Paper & Forest Products Industry and China Mining Resources Group, Ltd., which was Level 3, and part of the Metals & Mining Industry, each representing less than 0.05% of net assets. (Note 2)
***	Amount shown represents less than 0.05% of net assets.

SPDR S&P International Technology Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Technology Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the technology sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-U.S. BMI Information Technology Sector Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 12.06%, and the total return for the Index was 13.02%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology, cash, transaction costs and raising funds for the dividend distribution which may cause cash drag, all contributed to the Fund underperforming the Index over the Reporting Period.

Information technology started the calendar year 2012 not far behind the surge of financials, notching a close second for first quarter. A number of hardware and software issues posted big gains, but the talk of the town was iPad maker Apple, which crushed earnings estimates for the fourth quarter of calendar year 2011 and quickly outpaced energy giant Exxon Mobil to become the largest capitalization stock in the S&P 500, sailing easily through the $500 billion barrier. By the second fiscal quarter, the tides had turned with technology being a laggard, hurt by losses in hardware names. The pattern of tough competition worldwide among semiconductor and device companies continued to hurt the technology group through the final quarter of the fiscal year ended September 30, 2012. Despite the challenges of the second half of the fiscal year, the sector was able to maintain strong positive performance for the fiscal year as a whole.

On an individual security level, the top positive contributors to the Fund’s performance were Samsung Electronics Co., Ltd. GDR, SAP AG, and ASML Holding NV. Samsung Electronics was able to improve its operating performance, despite uncertain macroeconomic conditions, mainly as a result of its strengthening position in the mobile handset market. SAP AG sustained continued growth, helped by applications and analytics that are now being complimented by the mobile, the cloud and HANA, all of which are experiencing tremendous growth. Leading provider of lithography systems, ASML Holding N.V., released a new product which surpassed the productivity milestone after setting the previous record only six months prior.

The top negative contributors to the Fund’s performance were Canon, Inc., Nokia Oyj, and Research in Motion, Ltd. Canon’s sales continued to plummet over the period as smartphones have started to replace cameras. Mobile phone manufacturer Nokia lost market share in the booming smartphone market throughout the year, and the launch of its

SPDR S&P International Technology Sector ETF —
Management’s Discussion of Fund Performance (continued)

much-vaunted rescue phone, Lumia 900, was undermined by a software problem. Research in Motion’s, manufacturer of the BlackBerry device, continues to lose market share to Apple and bleed subscribers.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P International Technology Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Technology Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
			INFORMATION			INFORMATION
	NET ASSET	MARKET	TECHNOLOGY SECTOR	NET ASSET	MARKET	TECHNOLOGY SECTOR
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	12.06%	13.81%	13.02%	12.06%	13.81%	13.02%

THREE YEARS	3.04%	2.79%	6.00%	1.00%	0.92%	1.96%

SINCE INCEPTION (1)	−7.60%	−7.75%	−5.30%	−1.86%	−1.90%	−1.29%

(1)	For the period July 16, 2008 to September 30, 2012.

SPDR S&P International Technology Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

		S&P Developed
	SPDR S&P	Ex-U.S. BMI
	International Technology	Information Technology
	Sector ETF	Sector Index
	10000	10000
7/16/2008	10238	10224
8/31/2008	9838	9824
9/30/2008	8019	8021
10/1/2008	6327	6322
11/2/2008	5895	5880
12/3/2008	6275	6274
1/9/2009	5996	5988
2/9/2009	5349	5310
3/9/2009	6000	5937
4/30/2009	6919	6870
5/31/2009	7454	7445
6/30/2009	7544	7508
7/9/2009	8281	8183
8/31/2009	8572	8532
9/30/2009	8967	8933
10/31/2009	8474	8482
11/30/2009	8434	8425
12/31/2009	8933	8882
1/31/2010	9006	8956
2/28/2010	8867	8866
3/31/2010	9763	9739
4/30/2010	9954	9961
5/31/2010	8713	8736
6/30/2010	8406	8470
7/31/2010	8951	8975
8/31/2010	8244	8297
9/30/2010	9133	9163
10/31/2010	9351	9393
11/30/2010	9310	9349
12/31/2010	10327	10303
1/31/2011	10583	10585
2/28/2011	10761	10729
3/31/2011	10382	10412
4/30/2011	10653	10732
5/31/2011	10308	10365
6/30/2011	9996	10025
7/31/2011	9715	9871
8/31/2011	8881	9045
9/30/2011	8244	8379
10/31/2011	9147	9289
11/30/2011	8874	8930
12/31/2011	8621	8721
1/31/2012	9053	9202
2/29/2012	9723	9865
3/31/2012	10029	10138
4/30/2012	9837	10025
5/31/2012	8531	8705
6/30/2012	8825	9012
7/31/2012	8903	9146
8/31/2012	8897	9110
9/30/2012	9240	9470

Past performance is not a guarantee of future results.

SPDR S&P International Technology Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

	SAMSUNG ELECTRONICS			TELEFONAKTIEBOLAGET
DESCRIPTION	CO., LTD. GDR	SAP AG	CANON, INC.	LM ERICSSON (CLASS B)	HITACHI, LTD.

MARKET VALUE	$2,455,558	863,337	525,072	382,873	321,032

% OF NET ASSETS	22.6	7.9	4.8	3.5	3.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Semiconductors & Semiconductor Equipment	33.7%
Electronic Equipment, Instruments & Components	19.6
Software	15.3
IT Services	7.7
Office Electronics	6.6
Communications Equipment	6.2
Computers & Peripherals	5.6
Internet Software & Services	4.5
Short Term Investments	1.4
Other Assets & Liabilities	(0.6)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P International Telecommunications Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Telecommunications Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the telecommunications sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Telecommunication Services Sector Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 7.23%, and the total return for the Index was 8.55%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology, cash, transaction costs and raising funds for the dividend distribution all contributed to the Fund underperforming the Index over the Reporting Period.

Telecommunications services started the fiscal year as a top performer thanks to its position as a defensive sector with above-average dividend yields. However, the sector provided a distinctly middling performance during March, but because that slippage came after a thoroughly lackluster start to the year, the telecom group still ended the second fiscal quarter with a slight decline. This was behind all other EAFE sectors, making telecommunications services the only EAFE sector not to achieve positive territory over the first three months of 2012. By the end of the third fiscal quarter, the sector had begun to gain ground, climbing by double digits in June, only suffering a small loss for the quarter as a whole. The momentum continued into the final quarter of the fiscal year for telecomm. As the growth outlook stalled, commodity prices tumbled, and policy makers showed little clear intention or capacity to boost longer-term prospects, income producers like telecommunications services and utilities were among the quarterly winners.

On an individual security level, the top positive contributors to the Fund’s performance were Vodafone Group PLC, Softbank Corp., and BT Group PLC. Vodafone Group benefited from strong demand for data services and further voice penetration in emerging markets. Softbank’s deep expertise in the deployment of next generation wireless networks and track record of success in taking share in mature markets from larger telecom competitors helped growth over the period. BT Group PLC benefited from its partnership with the new Everything Everywhere venture (EE). EE is the first mover to offer 4G services across the UK and will do so by accessing the network of BT Group.

The top negative contributors to the Fund’s performance were Telefonica SA, Koninklijke (Royal) KPN NV, and France Telecom. Madrid-based Telefonica SA lagged as a result of not winning the rights to offer the new iPhone 5 on the 4G network. The mobile business of Koninklijke KPN NV, which offers service to customers across the Netherlands,

SPDR S&P International Telecommunications Sector ETF —
Management’s Discussion of Fund Performance (continued)

Germany, Belgium, Spain and France also lost share over the period outside of its domestic market as a result of intense competition and price pressures. Finally, France Telecom was hurt by regulation over the period that reduced revenues.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P International Telecommunications Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Telecommunications Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
			TELECOMMUNICATION			TELECOMMUNICATION
	NET ASSET	MARKET	SERVICES SECTOR	NET ASSET	MARKET	SERVICES SECTOR
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	7.23%	8.44%	8.55%	7.23%	8.44%	8.55%

THREE YEARS	13.99%	13.81%	16.73%	4.46%	4.41%	5.29%

SINCE INCEPTION (1)	4.74%	4.84%	8.59%	1.11%	1.13%	1.98%

(1)	For the period July 16, 2008 to September 30, 2012.

SPDR S&P International Telecommunications Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

 Past performance is not a guarantee of future results.

(1)	For the period July 16, 2008 to September 30, 2012.

SPDR S&P International Telecommunications Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

DESCRIPTION	VODAFONE GROUP PLC	TELEFONICA SA	DEUTSCHE TELEKOM AG	SOFTBANK CORP.	BT GROUP PLC

MARKET VALUE	$4,814,485	2,191,355	1,430,898	1,413,471	1,143,222

% OF NET ASSETS	19.2	8.7	5.7	5.6	4.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Diversified Telecommunication Services	60.1%
Wireless Telecommunication Services	38.2
Short Term Investments	3.1
Other Assets & Liabilities	(1.4)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P International Utilities Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Utilities Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the utilities sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Utilities Sector Index (the “Index”).

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was −1.30%, and the total return for the Index was 0.51%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was outside expectations. The performance differential can be attributed primarily to the expenses of managing the Fund and mis-weights between the Fund’s holdings and the Index constituents due to optimization.

Performance throughout the Reporting Period had its ups and downs from month to month, but ended in September 2012 not too far from where it began in the third quarter of 2011. The international stock market rally that started in October 2011 was interrupted in April and May with down markets as fear of the unknown set in. Over these two months, Europe’s economy stalled out and China’s economy started to slow, but the market rallied again in June. International utility companies took action to restore or maintain financial flexibility. Selling assets, reducing capital expenditures, cash conservation, hybrid issuance and capital increases all helped move these companies in the right direction.

On an individual security level, the top positive contributors to the Fund’s performance were E.ON AG, Centrica PLC, and RWE AG. E.ON AG raised market confidence in guidance by providing more detail on the new gas contracts and cost-cutting measures. Centrica PLC was better positioned in a volatile wholesale environment and a system facing more structural (interventions/taxes) changes than most; this drove the return over the past year. Lastly, RWE AG was driven by improvements in German Generation and from RWE DEA (E&P).

The top negative contributors to the Fund’s performance were The Kansai Electric Power Co., Inc, Iberdrola SA, and GDF Suez SA. Results reflect growing uncertainty about when Kansai Electric Power would be able to restart its nuclear power plants. Weak power prices and regulatory uncertainty drove weak numbers for Iberdrola SA. Lastly, regulatory pressure proved to be a negative for GDF Suez SA.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P International Utilities Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Utilities Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
	NET ASSET	MARKET	UTILITLES SECTOR	NET ASSET	MARKET	UTILITLES SECTOR
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−1.30%	−0.05%	0.51%	−1.30%	−0.05%	0.51%

THREE YEARS	−18.47%	−18.41%	−16.07%	−6.58%	−6.56%	−5.67%

SINCE INCEPTION (1)	−33.25%	−33.04%	−31.18%	−9.15%	−9.09%	−8.50%

(1)	For the period July 16, 2008 to September 30, 2012.

SPDR S&P International Utilities Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

		S&P Developed
	SPDR S&P	Ex-U.S. BMI
	International Utililies	Utilities Sector
	Sector ETF	Index
	10000	10000
7/16/2008	10214	10188
8/31/2008	9762	9715
9/30/2008	8613	8555
10/1/2008	7312	7257
11/2/2008	7146	7086
12/3/2008	7771	7738
1/9/2009	7027	7001
2/9/2009	6253	6216
3/9/2009	6173	6149
4/30/2009	6630	6572
5/31/2009	7249	7231
6/30/2009	7148	7128
7/9/2009	7405	7403
8/31/2009	7891	7890
9/30/2009	8186	8201
10/31/2009	7747	7781
11/30/2009	8060	8091
12/31/2009	8190	8217
1/31/2010	7739	7803
2/28/2010	7635	7701
3/31/2010	7851	7929
4/30/2010	7569	7652
5/31/2010	6868	6927
6/30/2010	6832	6895
7/31/2010	7416	7487
8/31/2010	7339	7409
9/30/2010	7637	7720
10/31/2010	8049	8138
11/30/2010	7384	7479
12/31/2010	7834	7944
1/31/2011	8142	8241
2/28/2011	8344	8433
3/31/2011	7896	7990
4/30/2011	8303	8398
5/31/2011	7813	7936
6/30/2011	7873	7991
7/31/2011	7569	7691
8/31/2011	7076	7186
9/30/2011	6762	6850
10/31/2011	6933	7038
11/30/2011	6750	6857
12/31/2011	6507	6630
1/31/2012	6582	6698
2/29/2012	6826	6949
3/31/2012	6808	6943
4/30/2012	6590	6718
5/31/2012	5987	6089
6/30/2012	6496	6614
7/31/2012	6140	6281
8/31/2012	6423	6578
9/30/2012	6675	6882

Past performance is not a guarantee of future results.

SPDR S&P International Utilities Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

DESCRIPTION	E.ON AG	NATIONAL GRID PLC	GDF SUEZ	CENTRICA PLC	ENEL SPA

MARKET VALUE	$2,389,941	1,991,609	1,662,630	1,416,475	1,158,484

% OF NET ASSETS	9.4	7.8	6.5	5.6	4.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

PERCENT OF
INDUSTRY**	NET ASSETS

Multi-Utilities	40.2%
Electric Utilities	36.9
Gas Utilities	13.5
Independent Power Producers & Energy Traders	4.8
Water Utilities	3.9
Short Term Investments	4.6
Other Assets & Liabilities	(3.9)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR STOXX Europe 50 ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.3%
BELGIUM — 1.8%
Ageas VVPR Strip (a)	1,664	$32
Anheuser-Busch InBev NV	8,182	696,515

		696,547

FRANCE — 11.5%
Air Liquide SA	3,439	426,721
BNP Paribas	11,640	553,770
France Telecom SA	21,286	257,085
GDF Suez (b)	15,068	337,299
LVMH Moet Hennessy Louis Vuitton SA	2,940	442,530
Sanofi	13,256	1,131,522
Total SA	24,427	1,213,018

		4,361,945

GERMANY — 15.1%
Allianz SE	4,976	592,726
BASF SE	10,110	853,878
Bayer AG	9,097	782,131
Daimler AG	10,812	523,906
Deutsche Bank AG	10,244	405,185
Deutsche Telekom AG	32,772	403,693
E.ON AG	22,011	522,876
SAP AG	10,168	720,901
Siemens AG	9,150	913,584

		5,718,880

ITALY — 1.7%
ENI SpA (b)	29,435	644,515

NETHERLANDS — 2.5%
ING Groep NV (a)	42,481	336,054
Unilever NV	17,304	612,862

		948,916

SPAIN — 4.9%
Banco Bilbao Vizcaya Argentaria SA (b)	59,204	465,602
Banco Santander SA (a)	108,731	810,619
Telefonica SA	43,779	584,337

		1,860,558

SWEDEN — 1.8%
Hennes & Mauritz AB (Class B)	10,375	361,098
Telefonaktiebolaget LM Ericsson (Class B)	33,477	305,585

		666,683

SWITZERLAND — 18.2%
ABB, Ltd. (a)	25,551	479,591
Nestle SA	35,473	2,238,294
Novartis AG	29,769	1,822,947
Roche Holding AG	7,728	1,444,786
UBS AG (a)	39,421	480,284
Zurich Insurance Group AG (a)	1,616	402,710

		6,868,612

UNITED KINGDOM — 41.8%
Anglo American PLC	15,460	453,610
AstraZeneca PLC	13,744	655,827
Barclays PLC	116,099	402,793
BG Group PLC	36,881	744,443
BHP Billiton PLC	23,498	730,433
BP PLC	206,454	1,455,212
British American Tobacco PLC	22,270	1,143,399
Diageo PLC	27,515	772,881
GlaxoSmithKline PLC	54,491	1,256,086
HSBC Holdings PLC	199,745	1,849,168
Imperial Tobacco Group PLC	11,015	407,678
National Grid PLC	41,449	457,144
Reckitt Benckiser Group PLC	7,216	415,408
Rio Tinto PLC	13,799	642,853
Royal Dutch Shell PLC (Class A)	40,657	1,407,010
Standard Chartered PLC	21,374	483,206
Tesco PLC	83,795	449,236
Unilever PLC	14,407	523,915
Vodafone Group PLC	544,262	1,544,621

		15,794,923

TOTAL COMMON STOCKS —
(Cost $46,957,533)		37,561,579

SHORT TERM INVESTMENTS — 2.5%
UNITED STATES — 2.5%
MONEY MARKET FUNDS — 2.5%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	752,366	752,366
State Street Institutional Liquid Reserves Fund 0.21% (d)(e)	191,917	191,917

TOTAL SHORT TERM INVESTMENTS —
(Cost $944,283)		944,283

TOTAL INVESTMENTS — 101.8%
(Cost $47,901,816)		38,505,862
OTHER ASSETS & LIABILITIES — (1.8)%		(697,212)

NET ASSETS — 100.0%		$37,808,650

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR EURO STOXX 50 ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
BELGIUM — 3.4%
Ageas VVPR Strip (a)	6,468	$125
Anheuser-Busch InBev NV	392,129	33,381,031

		33,381,156

FINLAND — 0.5%
Nokia Oyj (b)	1,974,401	5,105,533

FRANCE — 35.0%
Air Liquide SA	164,831	20,452,706
AXA SA	993,213	14,809,333
BNP Paribas	557,578	26,526,637
Carrefour SA	313,400	6,507,470
Compagnie de Saint-Gobain	234,326	8,240,417
Danone	319,076	19,666,631
Essilor International SA	112,295	10,527,345
France Telecom SA	1,020,075	12,320,117
GDF Suez (b)	722,189	16,166,268
L’Oreal SA	125,676	15,563,521
LVMH Moet Hennessy Louis Vuitton SA	140,887	21,206,375
Sanofi	635,347	54,232,743
Schneider Electric SA	289,325	17,142,431
Societe Generale (a)	409,162	11,633,147
Total SA (b)	1,170,737	58,137,494
Unibail-Rodamco SE	48,102	9,598,085
Vinci SA	267,066	11,387,969
Vivendi SA	685,857	13,389,733

		347,508,422

GERMANY — 32.7%
Allianz SE	238,484	28,407,498
BASF SE	484,577	40,926,743
Bayer AG	435,979	37,484,066
Bayerische Motoren Werke AG	169,483	12,408,646
Daimler AG	517,736	25,087,419
Deutsche Bank AG	490,992	19,420,418
Deutsche Telekom AG	1,570,698	19,348,225
E.ON AG	1,054,963	25,060,873
Muenchener Rueckversicherungs- Gesellschaft AG	84,872	13,266,317
RWE AG	258,011	11,556,179
SAP AG	487,331	34,551,277
Siemens AG	438,810	43,813,087
Volkswagen AG Preference Shares	75,838	13,849,431

		325,180,179

IRELAND — 0.7%
CRH PLC	382,474	7,380,790

ITALY — 7.7%
Assicurazioni Generali SpA	704,404	10,140,551
Enel SpA	3,359,893	11,895,523
ENI SpA (b)	1,410,618	30,887,207
Intesa Sanpaolo SpA	7,365,101	11,209,161
UniCredit SpA (a)	2,849,340	11,847,461

		75,979,903

LUXEMBOURG — 0.7%
APERAM	1	16
ArcelorMittal	487,018	6,992,281

		6,992,297

NETHERLANDS — 6.9%
ASML Holding NV	221,351	11,843,500
ING Groep NV (a)	2,036,034	16,106,426
Koninklijke Philips Electronics NV	491,003	11,468,062
Unilever NV	829,261	29,370,214

		68,788,202

SPAIN — 12.1%
Banco Bilbao Vizcaya Argentaria SA (b)	2,836,353	22,306,135
Banco Santander SA (a)	5,208,639	38,831,785
Iberdrola SA	2,068,264	9,387,376
Industria de Diseno Textil SA	111,768	13,894,378
Repsol YPF SA	410,706	7,973,150
Telefonica SA	2,098,222	28,005,879

		120,398,703

TOTAL COMMON STOCKS —
(Cost $1,009,062,066)		990,715,185

SHORT TERM INVESTMENTS — 5.6%
UNITED STATES — 5.6%
MONEY MARKET FUNDS — 5.6%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	51,714,846	51,714,846
State Street Institutional Liquid Reserves Fund 0.21% (d)(e)	4,222,505	4,222,505

TOTAL SHORT TERM INVESTMENTS —
(Cost $55,937,351)		55,937,351

TOTAL INVESTMENTS — 105.3%
(Cost $1,064,999,417)		1,046,652,536
OTHER ASSETS & LIABILITIES — (5.3)%		(52,832,958)

NET ASSETS — 100.0%		$993,819,578

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 98.4%
CHINA — 26.1%
Agricultural Bank of China, Ltd. (a)	3,443,000	$1,341,097
Air China, Ltd. (a)	1,285,414	809,057
Aluminum Corp. of China, Ltd. (a)(b)	1,294,304	535,868
Angang Steel Co., Ltd. (a)(b)	501,244	258,598
Anhui Conch Cement Co., Ltd. (a)	877,750	2,734,036
Baidu, Inc. ADR (b)	56,973	6,655,586
Bank of China, Ltd.	12,544,466	4,772,989
Bank of Communications Co., Ltd. (a)	2,190,630	1,486,178
BYD Co., Ltd. (a)(b)	113,800	198,443
China Citic Bank Corp., Ltd.	2,091,341	992,633
China Coal Energy Co., Ltd (a)	820,000	748,796
China Communications Construction Co., Ltd. (a)	872,000	705,180
China Construction Bank Corp.	14,409,148	9,998,545
China COSCO Holdings Co., Ltd. (a)(b)	1,200,730	490,931
China Life Insurance Co., Ltd.	1,733,708	5,008,875
China Longyuan Power Group Corp.	595,000	391,384
China Merchants Bank Co., Ltd. (a)	1,110,380	1,870,385
China Merchants Property Development Co., Ltd.	406,784	784,370
China Minsheng Banking Corp., Ltd. (a)	912,000	719,884
China National Building Material Co., Ltd. (a)	518,000	572,568
China Oilfield Services, Ltd.	346,557	631,140
China Pacific Insurance Group Co., Ltd.	200,400	606,117
China Petroleum & Chemical Corp.	4,735,174	4,421,715
China Railway Construction Corp. (a)	298,500	267,190
China Railway Group, Ltd.	859,000	375,586
China Shenhua Energy Co., Ltd.	976,540	3,791,165
China Shipping Container Lines Co., Ltd. (a)(b)	5,207,339	1,061,180
China Shipping Development Co., Ltd. (a)	767,215	318,632
China Telecom Corp., Ltd.	4,629,320	2,674,924
Ctrip.com International, Ltd. ADR (a)(b)	63,207	1,066,934
Dongfeng Motor Group Co., Ltd.	570,468	665,880
Focus Media Holding, Ltd. ADR	31,524	737,662
Guangzhou Automobile Group Co., Ltd. (a)	1,060,032	695,910
Guangzhou R&F Properties Co., Ltd. (a)	729,376	840,077
Huaneng Power International, Inc.	1,588,472	1,208,781
Industrial & Commercial Bank of China (a)	11,169,138	6,597,833
Inner Mongolia Yitai Coal Co., Ltd.	255,705	1,380,296
Jiangsu Expressway Co., Ltd. (a)	1,524,299	1,264,146
Jiangxi Copper Co., Ltd. (a)	690,578	1,749,325
Lenovo Group, Ltd.	2,421,703	2,005,267
Maanshan Iron & Steel (a)(b)	1,304,971	306,329
Mindray Medical International, Ltd. ADR	14,580	490,034
Netease.com ADR (b)	43,853	2,461,907
PetroChina Co., Ltd.	5,043,208	6,608,712
PICC Property & Casualty Co., Ltd.	575,416	706,537
Ping An Insurance Group Co. of China, Ltd. (a)	402,864	3,044,895
Semiconductor Manufacturing International Corp. (b)	9,780,837	359,532
Shanghai Electric Group Co., Ltd. (a)	2,152,418	766,217
Sina Corp. (a)(b)	17,863	1,155,379
Sinopec Shanghai Petrochemical Co., Ltd. (a)	1,583,252	408,410
Sohu.com, Inc. (a)(b)	5,034	211,881
Suntech Power Holdings Co., Ltd. ADR (a)(b)	37,165	31,962
Tencent Holdings, Ltd.	160,194	5,458,776
Tingyi Cayman Islands Holding Corp. (a)	770,383	2,320,116
Want Want China Holdings, Ltd.	1,352,000	1,724,603
Yanzhou Coal Mining Co., Ltd. (a)	878,882	1,339,875
Zijin Mining Group Co., Ltd. (a)	1,944,685	785,073

		101,615,401

HONG KONG — 8.7%
Agile Property Holdings, Ltd. (a)	1,488,088	1,677,476
Beijing Enterprises Holdings, Ltd.	96,000	640,145
China Mengniu Dairy Co., Ltd. (a)	383,390	1,147,215
China Merchants Holdings International Co., Ltd.	458,144	1,412,265
China Mobile, Ltd.	1,016,136	11,264,552
China Overseas Land & Investment, Ltd. (a)	1,183,084	3,009,114
China Resources Enterprise, Ltd.	474,746	1,585,906
China Resources Land, Ltd. (a)	397,355	875,352
China Resources Power Holdings Co., Ltd.	390,000	854,119
China Unicom (Hong Kong), Ltd. (a)	1,088,172	1,785,258
China Yurun Food Group, Ltd. (a)(b)	234,659	168,278
Citic Pacific, Ltd. (a)	256,000	307,401
CNOOC, Ltd.	3,120,249	6,398,860
COSCO Pacific, Ltd.	601,527	841,009
Kingboard Chemical Holdings, Ltd.	126,000	302,598
Kunlun Energy Co., Ltd. (a)	506,000	886,271
Sino-Ocean Land Holdings, Ltd. (a)	976,558	552,941

		33,708,760

INDIA — 16.9%
Anant Raj Industries, Ltd.	82,972	112,475
Apollo Hospitals Enterprise, Ltd.	167,590	2,323,447
Axis Bank, Ltd.	30,873	664,930
Bharat Heavy Electricals, Ltd.	276,644	1,295,236
Bharti Airtel, Ltd.	479,169	2,411,516
Cipla, Ltd.	224,698	1,619,257
DLF, Ltd.	90,430	399,901
Dr Reddy’s Laboratories, Ltd.	10,291	321,080
GAIL India, Ltd.	67,643	490,859
Godrej Industries, Ltd.	26,444	143,939
Gujarat Mineral Development Corp., Ltd.	62,308	233,426
HDFC Bank, Ltd.	373,212	4,451,727
Hero Motocorp, Ltd.	17,757	633,017
Hindalco Industries, Ltd.	155,501	355,844
Hindustan Construction Co. (b)	53,697	18,274

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Hindustan Unilever, Ltd.	403,944	$4,180,355
Hindustan Zinc, Ltd.	476,350	1,228,242
Housing Development & Infrastructure, Ltd. (b)	15,023	27,742
Housing Development Finance Corp., Ltd.	211,899	3,111,093
ICICI Bank, Ltd.	169	3,392
ICICI Bank, Ltd. ADR	68,524	2,750,553
Idea Cellular, Ltd. (b)	625,477	1,011,531
IFCI, Ltd.	12,441	7,312
India Infoline, Ltd.	155,750	170,382
Indiabulls Financial Services, Ltd.	125,095	507,424
Indiabulls Infrastructure & Power, Ltd. (b)	91,588	11,200
Indiabulls Real Estate, Ltd. (b)	24,780	27,084
Indiabulls Securities, Ltd. (b)	145,611	23,190
Indian Hotels Co., Ltd.	734,161	936,753
Indian Oil Corp., Ltd.	103,318	490,685
Infosys Technologies, Ltd. ADR (a)	109,459	5,313,140
Infrastructure Development Finance Co., Ltd.	217,815	637,814
ITC, Ltd. GDR	427,735	2,200,697
IVRCL Infrastructures & Projects, Ltd.	58,944	51,909
Jai Corp., Ltd.	27,278	32,633
Jaiprakash Associates, Ltd.	29,680	46,283
Jindal Steel & Power, Ltd.	74,859	606,238
JSW Steel, Ltd.	20,501	294,212
KEC International, Ltd.	23,675	32,946
Lanco Infratech, Ltd. (b)	276,560	78,912
Larsen & Toubro, Ltd. GDR (a)	29,072	871,288
Mahindra & Mahindra, Ltd.	136,157	2,232,154
Mercator Lines, Ltd. (b)	318,734	131,434
NTPC, Ltd.	199,460	635,685
Oil & Natural Gas Corp., Ltd.	414,925	2,209,341
Patel Engineering, Ltd.	7,862	11,500
Reliance Capital, Ltd.	47,015	384,579
Reliance Communications, Ltd.	277,735	341,212
Reliance Industries, Ltd. GDR (c)	189,332	5,960,171
Reliance Infrastructure, Ltd.	91,772	935,380
Sesa Goa, Ltd.	86,204	279,801
Siemens India, Ltd.	94,671	1,272,660
State Bank of India	25,363	1,077,417
Steel Authority of India, Ltd.	289,197	468,516
Sterlite Industries India, Ltd.	222,967	420,824
Sun Pharmaceutical Industries, Ltd.	76,106	1,003,612
Suzlon Energy, Ltd. (b)	188,100	63,300
Tata Consultancy Services, Ltd.	113,563	2,790,147
Tata Motors, Ltd.	404,874	2,053,731
Tata Steel, Ltd.	48,246	366,704
Unitech, Ltd. (b)	184,390	84,950
United Spirits, Ltd.	15,172	349,809
Wipro, Ltd. ADR (a)	144,569	1,293,893
Zee Entertainment Enterprises, Ltd.	315,563	1,168,741

		65,663,499

INDONESIA — 4.7%
Adaro Energy Tbk PT	3,634,000	569,592
Astra International Tbk PT	3,972,200	3,071,503
Bakrieland Development Tbk PT (b)	4,586,000	25,877
Bank Central Asia Tbk PT	2,569,796	2,121,357
Bank Mandiri Tbk PT	1,680,405	1,439,845
Bank Rakyat Indonesia Persero Tbk PT	4,691,796	3,652,443
Bumi Resources Tbk PT	4,550,464	347,110
Gudang Garam Tbk PT	117,000	567,884
Indocement Tunggal Prakarsa Tbk PT	399,925	850,415
Indosat Tbk PT	888,748	501,488
Perusahaan Gas Negara Tbk PT	3,881,640	1,673,121
Semen Gresik Persero Tbk PT	646,500	976,168
Telekomunikasi Indonesia Tbk PT	2,003,094	1,977,977
United Tractors Tbk PT	329,045	711,727

		18,486,507

MALAYSIA — 7.2%
Alliance Financial Group Bhd	1,384,510	1,852,657
Axiata Group Bhd	556,900	1,184,312
Bintulu Port Holdings Bhd	613,506	1,425,124
Bursa Malaysia Bhd	480,734	967,287
Carlsberg Brewery Malay Bhd	560,603	2,109,254
CIMB Group Holdings Bhd	442,500	1,085,801
ECM Libra Financial Group Bhd	3,949,516	1,137,109
Genting Bhd	758,900	2,162,610
Genting Malaysia Bhd	673,900	771,683
IJM Corp. Bhd	1,070,140	1,652,564
IJM Land Bhd	27,580	19,220
IOI Corp. Bhd	1,321,096	2,152,481
Landmarks Bhd (b)	1,346,000	407,345
Lingkaran Trans Kota Holdings Bhd	79,100	103,517
Malayan Banking Bhd	507,061	1,494,723
Malaysian Airline System Bhd (b)	1,928,466	637,249
Maxis Bhd	455,900	1,032,170
Naim Holdings Bhd	1,337,413	778,863
OSK Holdings Bhd	1,787,125	824,422
OSK Ventures International Bhd	244,764	32,833
PPB Group Bhd	129,400	510,572
Public Bank Bhd	214,000	1,006,812
Sime Darby Bhd	413,100	1,324,515
Star Publications Malaysia Bhd	75,800	78,367
TAN Chong Motor Holdings Bhd	532,600	812,012
Tenaga Nasional Bhd	408,750	912,048
Uchi Technologies Bhd	1,851,300	714,717
Wah Seong Corp. Bhd	1,307,806	748,785
Zelan Bhd (b)	1,463,100	172,327

		28,111,379

PHILIPPINES — 2.3%
Ayala Land, Inc.	4,878,275	2,789,089
First Gen Corp. (b)	5,152,770	2,467,993
First Philippine Holdings Corp.	1,012,444	1,917,370
Philippine Long Distance Telephone Co.	28,389	1,894,642

		9,069,094

TAIWAN — 27.2%
Acer, Inc. (b)	850,456	835,558
Advanced Semiconductor Engineering, Inc.	2,480,636	1,912,510
Asia Cement Corp.	1,267,372	1,601,860
Asustek Computer, Inc.	189,138	2,055,041
AU Optronics Corp. ADR (a)(b)	219,535	763,982

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Catcher Technology Co., Ltd.	323,539	$1,523,134
Cathay Financial Holding Co., Ltd.	1,554,650	1,670,612
Chang Hwa Commercial Bank	3,169,695	1,719,281
Chimei Innolux Corp. (b)	223,928	81,356
China Development Financial Holding Corp. (b)	4,139,272	1,023,751
China Steel Chemical Corp.	33,877	149,660
China Steel Corp.	2,629,254	2,399,323
Chinatrust Financial Holding Co., Ltd.	3,582,832	2,163,376
Chunghwa Picture Tubes, Ltd. (b)	1,824,368	52,901
Chunghwa Telecom Co., Ltd.	701,268	2,246,373
Compal Electronics, Inc.	1,790,431	1,609,424
Delta Electronics, Inc.	547,893	2,121,407
Epistar Corp.	244,170	521,434
Everlight Electronics Co., Ltd.	217,996	352,872
Far Eastern New Century Corp.	1,795,461	2,027,385
First Financial Holding Co., Ltd	2,627,526	1,626,882
Formosa Chemicals & Fibre Corp.	922,390	2,479,551
Formosa Petrochemical Corp.	340,000	1,021,850
Formosa Plastics Corp.	1,363,940	3,899,165
Foxconn Technology Co., Ltd.	416,483	1,619,700
Fubon Financial Holding Co., Ltd.	2,070,998	2,253,734
Hon Hai Precision Industry Co., Ltd.	2,147,735	6,740,636
HTC Corp.	225,710	2,186,762
Hua Nan Financial Holdings Co., Ltd.	2,465,347	1,383,491
King Yuan Electronics Co., Ltd.	2,509,898	1,382,805
Largan Precision Co., Ltd.	51,710	1,070,768
Lite-On Technology Corp.	771,165	995,739
Macronix International Co., Ltd.	1,846,374	616,644
MediaTek, Inc.	274,219	2,895,280
Mega Financial Holding Co., Ltd.	2,337,306	1,802,006
Motech Industries, Inc. (b)	141,507	149,166
Nan Ya Plastics Corp.	1,383,960	2,776,088
Novatek Microelectronics Corp.	209,062	755,985
Pegatron Corp.	436,630	568,251
Powerchip Technology Corp. (b)	835,422	23,940
Powertech Technology, Inc.	479,518	920,970
ProMOS Technologies, Inc. (b)(d)	1,135,850	0
Quanta Computer, Inc.	1,191,194	3,165,573
Realtek Semiconductor Corp.	394,516	781,939
Shin Kong Financial Holding Co., Ltd. (b)	2,846,642	793,391
Siliconware Precision Industries Co.	944,745	1,052,277
SinoPac Financial Holdings Co., Ltd.	3,160,609	1,331,589
Synnex Technology International Corp.	280,000	634,247
Tainan Enterprises Co., Ltd.	931,567	875,524
Taishin Financial Holdings Co., Ltd.	3,268,096	1,259,811
Taiwan Cement Corp.	1,600,216	1,981,607
Taiwan FU Hsing Industrial Co., Ltd.	1,887,000	1,544,954
Taiwan Mobile Co., Ltd.	355,200	1,296,549
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,021,580	16,161,396
Tatung Co., Ltd. (b)	975,107	251,482
Tripod Technology Corp.	495,361	1,216,709
Uni-President Enterprises Corp.	1,818,041	3,225,071
United Integrated Services Co., Ltd.	1,397,000	1,184,282
United Microelectronics Corp. ADR (a)	736,882	1,510,608
Via Technologies, Inc. (b)(e)	438,981	160,237
Walsin Lihwa Corp. (b)	639,000	223,438
Wistron Corp.	881,096	1,058,031
Yageo Corp. (b)	4,085,000	1,241,658
Yuanta Financial Holding Co., Ltd.	2,151,823	1,130,471

		106,081,497

THAILAND — 5.3%
Advanced Info Service PCL	557,323	3,874,825
Bangkok Expressway PCL	2,140,942	2,051,910
CP ALL PCL	982,100	1,132,701
Electricity Generating PCL	535,846	2,263,157
IRPC PCL	3,966,239	548,934
Kasikornbank PCL	237,254	1,406,721
PTT Exploration & Production PCL	469,145	2,476,805
PTT PCL	299,926	3,205,837
Siam Cement PCL NVDR	66,000	748,343
Siam Commercial Bank PCL	314,697	1,743,205
Thai Oil PCL	568,205	1,204,528

		20,656,966

TOTAL COMMON STOCKS —
(Cost $375,825,218)		383,393,103

PREFERRED STOCK — 0.0% (f)
MALAYSIA — 0.0% (f)
Malaysian Airline System Bhd (Cost $731)	3,528	1,149

SHORT TERM INVESTMENTS — 7.4%
UNITED STATES — 7.4%
MONEY MARKET FUNDS — 7.4%
State Street Navigtor Securities Lending Prime Portfolio (g)(h)	25,651,515	25,651,515
State Street Institutional Liquid Reserves Fund 0.21% (h)(i)	3,195,263	3,195,263

TOTAL SHORT TERM INVESTMENTS —
(Cost $28,846,778)		28,846,778

TOTAL INVESTMENTS — 105.8%
(Cost $404,672,727)		412,241,030
OTHER ASSETS & LIABILITIES — (5.8)%		(22,471,723)

NET ASSETS — 100.0%		$389,769,307

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 1.5% of net assets as of September 30, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. (Note 2)
(e)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(f)	Amount shown represents less than 0.05% of net assets.
(g)	Investments of cash collateral for securities loaned.
(h)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(i)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
NVDR = Non Voting Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P Small Cap Emerging Asia Pacific ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.2%
CHINA — 10.0%
51job, Inc. ADR (a)	100	$4,480
Anhui Expressway Co., Ltd.	8,000	3,436
Anta Sports Products, Ltd.	7,000	5,381
AsiaInfo-Linkage, Inc. (a)	295	3,454
BYD Co., Ltd. (a)	4,500	7,847
BYD Electronic International Co., Ltd.	6,500	1,383
China Agri-Industries Holdings, Ltd.	6,000	3,397
China Huiyuan Juice Group, Ltd. (a)	5,500	1,667
China Liansu Group Holdings	9,000	4,690
China Minzhong Food Corp., Ltd. (a)	5,000	3,301
China Molybdenum Co., Ltd. (a)	9,000	3,877
China National Accord Medicines Corp., Ltd.	2,100	5,794
China SCE Property Holdings, Ltd.	16,000	3,467
China Shanshui Cement Group, Ltd.	11,000	7,165
China Suntien Green Energy Corp., Ltd.	14,000	2,564
China Vanadium Titano — Magnetite Mining Co., Ltd.	12,000	1,857
China Wireless Technologies, Ltd.	12,000	2,941
Chongqing Machinery & Electric Co., Ltd.	16,000	2,105
Dongyue Group (b)	6,000	2,670
E-Commerce China Dangdang, Inc. ADR (a)	600	2,832
E-House China Holdings, Ltd.	688	2,945
First Tractor Co., Ltd. (a)	4,000	3,080
Giant Interactive Group, Inc. ADR	800	4,152
Great Wall Technology Co., Ltd.	12,000	2,213
Guangzhou Automobile Group Co., Ltd.	8,000	5,252
Haitian International Holdings, Ltd.	4,000	4,540
Hangzhou Steam Turbine Co.	3,100	3,255
Harbin Electric Co., Ltd.	6,000	4,612
Home Inns & Hotels Management, Inc. ADR (a)	197	4,886
Huangshan Tourism Development Co., Ltd.	3,700	4,418
Hunan Non-Ferrous Metal Corp., Ltd. (a)	10,000	2,837
Jiangsu Future Land Co., Ltd.	8,400	5,082
Kingsoft Corp., Ltd.	7,000	4,424
Lonking Holdings, Ltd. (b)	14,000	2,347
MIE Holdings Corp.	10,000	2,463
Peak Sport Products Co., Ltd.	7,000	1,237
People’s Food Holdings, Ltd.	5,000	2,894
Ports Design, Ltd. (b)	2,000	1,545
Renhe Commercial Holdings Co., Ltd. (a)	76,000	3,088
Renren, Inc. ADR (a)	540	2,176
REXLot Holdings, Ltd.	50,000	3,805
Semiconductor Manufacturing International Corp. (a)	127,000	4,668
Shanghai Chlor-Alkali Chemical Co., Ltd. (a)	9,200	4,057
Shanghai Dajiang Group, Class B (a)	15,000	3,900
Shanghai Diesel Engine Co., Ltd. Class B	6,020	3,377
Shanghai Haixin Group Co. (a)	5,800	2,274
Shenguan Holdings Group, Ltd.	8,000	4,406
Sohu.com, Inc. (a)	200	8,418
Sound Global, Ltd. (b)	8,000	3,489
TCL Communication Technology Holdings, Ltd.	4,000	1,450
Tong Ren Tang Technologies Co., Ltd.	3,000	5,611
Travelsky Technology, Ltd.	7,000	3,720
WuXi PharmaTech Cayman, Inc. ADR (a)	344	5,136
Xinjiang Xinxin Mining Industry Co., Ltd.	11,000	1,986
Xinyi Glass Holdings Co., Ltd.	14,000	6,519
Youku Tudou, Inc. ADR (a)	500	9,195
Zhejiang Southeast Electric Power Co.	15,300	8,002

		221,767

HONG KONG — 14.1%
361 Degrees International, Ltd. (b)	5,000	1,322
Ajisen China Holdings, Ltd. (b)	4,000	2,657
Anxin-China Holdings, Ltd.	16,000	3,219
Asian Citrus Holdings, Ltd.	4,000	2,064
AviChina Industry & Technology Co.	12,000	4,566
Beijing Capital Land, Ltd.	14,000	4,009
Beijing Enterprises Water Group, Ltd.	18,000	4,295
Biostime International Holdings, Ltd.	1,000	2,564
Boshiwa International Holding, Ltd. (a)(c)	32,000	3,467
Cecep Costin New Materials Group, Ltd.	11,000	4,285
CGN Mining Co., Ltd. (a)	15,000	1,470
Chailease Holding Co., Ltd.	4,000	7,546
China Dongxiang Group Co.	20,000	2,141
China Everbright International, Ltd.	12,000	6,346
China High Speed Transmission Equipment Group Co., Ltd. (a)	8,000	2,353
China Lilang, Ltd.	4,000	2,105
China Lumena New Materials Corp. (b)	26,000	4,561
China Medical System Holdings, Ltd.	8,500	4,440
China Metal Recycling Holdings, Ltd. (b)	3,988	3,698
China Modern Dairy Holdings, Ltd. (a)(b)	23,000	5,992
China National Materials Co., Ltd.	8,000	2,249
China Oil and Gas Group, Ltd. (a)	20,000	2,141
China Power International Development, Ltd. (b)	16,000	4,375
China Precious Metal Resources Holdings Co., Ltd. (a)	20,000	3,869
China Rongsheng Heavy Industries Group Holdings, Ltd.	20,500	2,723
China Shineway Pharmaceutical Group, Ltd.	3,000	4,318
China Travel International Investment Hong Kong, Ltd.	24,000	4,334
China Yurun Food Group, Ltd. (a)	7,000	5,020
China ZhengTong Auto Services Holdings, Ltd. (a)	5,000	3,154
Citic Resources Holdings, Ltd. (a)	22,000	2,979
Comba Telecom Systems Holdings, Ltd. (b)	6,000	2,012
Cosco International Holdings, Ltd.	8,000	3,157
Dah Chong Hong Holdings, Ltd. (b)	5,000	4,553
Digital China Holdings, Ltd.	4,000	6,377
Fufeng Group, Ltd.	6,000	1,989
Fushan International Energy Group, Ltd.	24,000	6,501
Global Bio-Chem Technology Group Co., Ltd.	14,000	1,481
Glorious Property Holdings, Ltd. (a)	18,000	2,740

See accompanying notes to financial statements.

SPDR S&P Small Cap Emerging Asia Pacific ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

GOME Electrical Appliances Holdings, Ltd. (a)	65,000	$6,875
Greatview Aseptic Packaging Co., Ltd.	7,000	3,819
Hengdeli Holdings, Ltd.	16,000	4,643
Hidili Industry International Development, Ltd. (b)	9,000	2,159
Hopson Development Holdings, Ltd. (a)	4,000	2,987
Hua Han Bio-Pharmaceutical Holdings, Ltd.	16,000	3,343
Ju Teng International Holdings, Ltd.	6,000	2,507
Kaisa Group Holdings, Ltd. (a)	14,000	2,546
Kingboard Chemical Holdings, Ltd.	3,500	8,406
Kingboard Laminates Holdings, Ltd. (b)	6,500	2,700
Kingdee International Software Group Co., Ltd. (a)	16,000	3,302
Kingway Brewery Holdings, Ltd.	8,000	2,425
KWG Property Holding, Ltd.	9,000	4,991
Lee & Man Paper Manufacturing, Ltd.	9,000	3,947
Li Ning Co., Ltd. (a)(b)	5,000	2,663
Lianhua Supermarket Holdings Co., Ltd. (b)	3,000	2,384
Minth Group, Ltd.	4,000	4,220
North Mining Shares Co., Ltd. (a)	60,000	3,598
NVC Lighting Holdings, Ltd.	14,000	3,160
Pacific Online, Ltd.	5,000	1,522
PCD Stores, Ltd.	22,000	1,759
Poly Hong Kong Investments, Ltd. (a)	12,000	6,439
Real Nutriceutical Group, Ltd.	5,000	1,548
Sany Heavy Equipment International Holdings Co., Ltd.	6,000	3,266
Shenzhen International Holdings, Ltd.	70,000	4,785
Shenzhen Investment, Ltd. (b)	24,000	5,572
Shougang Concord International Enterprises Co., Ltd. (a)	74,000	3,388
Silver Base Group Holdings, Ltd.	200	85
Sino Biopharmaceutical	16,000	5,902
Sinopec Kantons Holdings, Ltd.	4,000	3,302
Sinotrans Shipping, Ltd.	12,500	2,821
Sinotrans, Ltd.	16,000	2,084
Sinotruk Hong Kong, Ltd.	5,500	3,199
Skyworth Digital Holdings, Ltd.	10,000	4,746
Springland International Holdings, Ltd.	8,000	3,962
Sunac China Holdings, Ltd.	12,000	5,881
The United Laboratories International Holdings, Ltd. (a)	8,500	4,078
Tianjin Port Development Holdings, Ltd.	40,000	4,282
Tianneng Power International, Ltd.	6,000	3,645
United Energy Group, Ltd. (a)	24,000	3,715
Vinda International Holdings, Ltd. (b)	3,000	4,132
VODone, Ltd.	19,200	1,733
Wasion Group Holdings, Ltd.	6,000	2,167
West China Cement, Ltd.	22,000	3,859
Winsway Coking Coal Holding, Ltd.	14,000	1,914
Yashili International Holdings, Ltd.	17,000	3,223
Yingde Gases	8,000	7,089
Yip’s Chemical Holdings, Ltd.	4,160	2,715
Yuexiu Transport Infrastructure, Ltd.	6,000	2,840

		313,400

INDIA — 11.5%
Amtek Auto, Ltd.	1,276	2,142
Apollo Hospitals Enterprise, Ltd.	361	5,005
Arvind, Ltd.	1,703	2,580
Aurobindo Pharma, Ltd.	1,347	3,626
Bajaj Holdings and Investment, Ltd.	314	4,730
Bharat Forge, Ltd.	961	5,567
Bhushan Steel, Ltd.	656	6,204
Biocon, Ltd.	578	3,011
Core Education & Technologies, Ltd.	801	4,995
Coromandel International, Ltd.	788	4,303
Crompton Greaves, Ltd.	1,197	2,862
Dewan Housing Finance Corp., Ltd.	701	2,668
Dish TV India, Ltd. (a)	2,996	4,689
Era Infra Engineering, Ltd.	2,350	6,153
Federal Bank, Ltd.	908	7,694
Financial Technologies India, Ltd.	240	4,438
Fortis Healthcare, Ltd. (a)	1,548	3,020
Gateway Distriparks, Ltd.	517	1,431
Glenmark Pharmaceuticals, Ltd.	861	6,872
GMR Infrastructure, Ltd. (a)	8,571	4,030
Godrej Industries, Ltd.	563	3,065
Gujarat Gas Co., Ltd.	694	4,504
GVK Power & Infrastructure, Ltd. (a)	4,438	1,228
Hexaware Technologies, Ltd.	1,194	2,757
Hindustan Construction Co. (a)	8,607	2,929
Housing Development & Infrastructure, Ltd. (a)	3,004	5,547
IFCI, Ltd.	8,068	4,742
India Cements, Ltd.	2,803	5,043
India Infoline, Ltd.	2,505	2,740
Indiabulls Financial Services, Ltd.	1,305	5,293
Indiabulls Real Estate, Ltd. (a)	2,623	2,867
Indian Hotels Co., Ltd.	4,568	5,829
Jain Irrigation Systems, Ltd.	1,618	2,138
JSW Energy, Ltd.	4,540	5,229
Jubilant Foodworks, Ltd. (a)	202	5,257
Mahindra & Mahindra Financial Services	369	6,278
Manappuram Finance, Ltd.	3,108	2,342
MAX India, Ltd. (a)	786	3,342
McLeod Russel India, Ltd.	821	5,031
Motherson Sumi Systems, Ltd.	1,005	4,260
Mphasis, Ltd.	550	4,196
Opto Circuits India, Ltd.	1,081	2,656
Pipavav Defence & Offshore Engineering Co., Ltd. (a)	3,167	4,710
Piramal Healthcare, Ltd.	495	4,356
PTC India, Ltd.	4,095	5,505
Punj Lloyd, Ltd.	4,536	4,696
Rajesh Exports, Ltd.	1,459	3,333
REI Agro, Ltd.	13,137	2,640
Reliance Communications, Ltd.	4,547	5,586
Rolta India, Ltd.	2,124	2,926
Sintex Industries, Ltd.	3,476	4,389
Strides Arcolab, Ltd.	143	2,399
Suzlon Energy, Ltd. (a)	7,233	2,434
Tata Chemicals, Ltd.	890	5,414
Tata Global Beverages, Ltd.	2,716	7,356
Thermax, Ltd.	421	4,481

See accompanying notes to financial statements.

SPDR S&P Small Cap Emerging Asia Pacific ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Unitech, Ltd. (a)	11,195	$5,158
United Phosphorus, Ltd.	1,963	4,900
Videocon Industries, Ltd.	965	3,137
Voltas, Ltd.	1,775	4,205
Welspun Corp., Ltd.	2,499	4,802

		255,720

INDONESIA — 6.8%
Ace Hardware Indonesia Tbk PT	4,500	2,892
AKR Corporindo Tbk PT	7,000	3,109
Alam Sutera Realty Tbk PT	75,000	3,879
Aneka Tambang Persero Tbk PT	20,500	2,892
Bakrie and Brothers Tbk PT (a)(c)	1,732,500	3,983
Bakrie Telecom Tbk PT (a)	186,000	1,458
Bakrieland Development Tbk PT (a)	274,500	1,549
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	57,000	6,552
Bank Tabungan Negara Tbk PT	23,000	3,461
Barito Pacific Tbk PT (a)	36,000	1,843
Bhakti Investama Tbk PT	112,000	5,793
Bisi International PT	25,000	2,847
Borneo Lumbung Energi & Metal Tbk PT (a)	73,000	4,119
Bumi Resources Minerals Tbk PT (a)	66,000	3,862
Bumi Resources Tbk PT	91,000	6,942
Bumi Serpong Damai PT	43,000	5,077
Ciputra Development Tbk PT	65,500	4,859
Darma Henwa PT Tbk (a)	321,500	1,680
Delta Dunia Makmur Tbk PT (a)	52,000	1,358
Energi Mega Persada Tbk PT (a)	222,000	2,088
Gajah Tunggal Tbk PT	13,500	3,209
Garda Tujuh Buana Tbk PT (a)	5,500	2,586
Garuda Indonesia Tbk PT (a)	56,000	3,628
Harum Energy Tbk PT	4,500	2,774
Indah Kiat Pulp & Paper Corp. Tbk PT (a)	20,000	2,132
Indika Energy Tbk PT	15,500	2,624
Indomobil Sukses Internasional Tbk PT	5,000	2,978
Indosiar Karya Media Tbk PT (a)	6,500	3,973
Japfa Comfeed Indonesia Tbk PT	8,000	3,929
Kawasan Industri Jababeka Tbk PT (a)	131,000	2,943
Matahari Putra Prima Tbk PT	19,500	3,056
Mayora Indah Tbk PT	2,500	5,852
Medco Energi Internasional Tbk PT	12,500	2,234
Mitra Adiperkasa Tbk PT	6,000	4,013
Pakuwon Jati Tbk PT (a)	194,500	5,488
Pembangunan Perumahan Persero PT Tbk	36,000	2,746
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	22,500	5,760
Ramayana Lestari Sentosa Tbk PT	25,500	2,798
Sentul City Tbk PT (a)	109,500	2,403
Summarecon Agung Tbk PT	37,500	6,583
Surya Semesta Internusa Tbk PT	22,500	3,103
Timah Tbk PT	20,000	3,239
Trada Maritime Tbk PT (a)	27,000	2,172

		150,466

MALAYSIA — 7.1%
Aeon Co. M Bhd	900	3,239
Bandar Raya Developments Bhd	4,600	4,349
Berjaya Corp. Bhd	22,600	4,621
Berjaya Sports Toto Bhd	8,100	11,475
Boustead Holdings Bhd	2,300	3,913
Bursa Malaysia Bhd	5,100	10,262
CapitaMalls Malaysia Trust	6,100	3,533
Carlsberg Brewery Malay Bhd	800	3,010
Dialog Group Bhd	10,900	8,523
DRB-Hicom Bhd	1,600	1,220
Eastern & Oriental Bhd	6,300	3,401
IGB Corp. Bhd	10,400	7,894
KLCC Property Holdings Bhd	2,100	3,999
KNM Group Bhd (a)	9,400	2,076
Kossan Rubber Industries	3,000	2,984
Malaysian Bulk Carriers Bhd	7,900	3,567
Malaysian Resources Corp. Bhd	10,600	5,549
Media Prima Bhd	8,800	6,708
Multi-Purpose Holdings Bhd	8,500	9,733
Oriental Holdings Bhd	2,900	7,306
Parkson Holdings Bhd	3,600	5,677
Sapurakencana Petroleum Bhd (a)	26	20
Sunway Bhd (a)	4,100	3,085
Sunway Real Estate Investment Trust	20,200	9,583
TAN Chong Motor Holdings Bhd	4,200	6,403
Top Glove Corp. Bhd	3,300	5,290
Tradewinds Malaysia Bhd	1,900	4,482
TSH Resources Bhd	4,000	2,879
United Plantations BHD	400	3,272
UOA Development Bhd	11,300	5,878
Wah Seong Corp. Bhd	7,900	4,523

		158,454

PHILIPPINES — 2.9%
Belle Corp. (a)	30,000	3,589
Cebu Air, Inc.	2,190	2,851
First Philippine Holdings Corp.	3,170	6,003
GMA Holdings, Inc.	32,200	7,395
Lepanto Consolidated Mining (a)	96,000	2,692
Megaworld Corp.	96,000	5,132
Nickel Asia Corp.	6,700	2,811
Philex Petroleum Corp. (a)	4,100	2,408
Philippine National Bank (a)	2,840	4,987
Puregold Price Club, Inc.	5,000	3,560
Rizal Commercial Banking Corp.	5,800	6,333
Robinsons Land Corp.	7,000	3,195
Security Bank Corp.	1,150	4,521
Semirara Mining Corp.	1,050	5,588
SM Development Corp.	26,260	3,840

		64,905

SINGAPORE — 0.2%
Yanlord Land Group, Ltd. (a)(b)	4,000	3,896

TAIWAN — 41.0%
Ability Enterprise Co., Ltd.	3,000	2,717
Accton Technology Corp.	6,000	3,234
Adlink Technology, Inc.	2,600	2,838
Advantech Co., Ltd.	2,000	7,300
AGV Products Corp. (a)	8,000	2,756
Airtac International Group	1,000	5,015
Alcor Micro Corp.	2,000	2,876
Alpha Networks, Inc.	3,000	2,124

See accompanying notes to financial statements.

SPDR S&P Small Cap Emerging Asia Pacific ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Altek Corp.	3,000	$1,786
AmTRAN Technology Co., Ltd.	3,000	2,354
Apex Biotechnology Corp.	1,025	2,588
Asia Polymer	4,800	4,552
Asrock, Inc.	1,000	3,599
Aten International Co., Ltd.	2,000	3,507
Bank of Kaohsiung (a)	10,000	3,149
Basso Industry Corp.	3,000	1,939
BES Engineering Corp.	13,000	3,459
Biostar Microtech International Corp.	7,000	2,997
Capital Securities Corp.	17,000	6,466
Career Technology Co., Ltd.	2,000	2,729
Cathay No. 1 REIT	7,000	4,043
Cathay Real Estate Development Co., Ltd.	10,000	4,810
Charoen Pokphand Enterprise	8,000	3,985
Cheng Loong Corp.	8,000	3,248
Cheng Uei Precision Industry Co., Ltd.	3,059	7,326
Chicony Electronics Co., Ltd.	3,245	7,638
Chien Kuo Construction Co., Ltd.	7,000	3,391
Chin-Poon Industrial Co.	4,000	4,728
China Bills Finance Corp.	7,000	2,627
China Chemical & Pharmaceutical Co., Ltd.	5,000	3,573
China Manmade Fibers Corp. (a)	9,000	3,684
China Motor Corp.	3,000	2,896
China Steel Chemical Corp.	1,000	4,418
China Synthetic Rubber Corp.	3,000	3,214
Chipbond Technology Corp.	3,000	4,759
Chong Hong Construction Co., Ltd.	2,040	5,045
Chroma ATE, Inc.	3,000	6,315
Chung Hung Steel Corp. (a)	16,000	4,574
Clevo Co.	3,000	4,447
CMC Magnetics Corp. (a)	19,000	3,228
Compal Communications, Inc. (a)	2,000	2,183
Coretronic Corp.	4,000	3,821
CTCI Corp.	2,000	4,571
CyberTAN Technology, Inc.	3,000	2,420
D-Link Corp.	6,000	3,664
Dimerco Express Taiwan Corp.	5,000	3,650
Dynapack International Technology Corp.	1,000	4,640
Elan Microelectronics Corp.	3,000	5,301
Elite Material Co., Ltd.	6,000	6,304
Elite Semiconductor Memory Technology, Inc. (a)	3,000	2,579
Entie Commercial Bank	9,000	4,467
Epistar Corp.	4,000	8,542
Eternal Chemical Co., Ltd.	4,000	3,418
Eva Airways Corp. (a)	5,000	2,934
Evergreen Marine Corp., Ltd. (a)	8,000	4,217
Everlight Chemical Industrial Corp.	4,400	2,934
Everlight Electronics Co., Ltd.	2,000	3,237
Excelsior Medical Co., Ltd.	1,100	2,285
Far Eastern Department Stores, Ltd.	5,000	5,399
Far Eastern International Bank	14,747	5,836
Faraday Technology Corp.	3,000	4,708
Farglory Land Development Co., Ltd.	2,000	3,739
Feng Hsin Iron & Steel Co., Ltd.	2,000	3,466
Feng TAY Enterprise Co., Ltd.	2,150	2,362
FLEXium Interconnect, Inc.	2,097	8,370
Formosa Taffeta Co., Ltd.	5,000	4,793
Formosan Rubber Group, Inc.	6,000	4,298
Formosan Union Chemical	3,700	2,266
FSP Technology, Inc.	3,000	2,927
G Tech Optoelectronics Corp.	1,000	3,094
Genius Electronic Optical Co., Ltd.	1,000	8,290
GeoVision, Inc.	1,059	4,191
Giant Manufacturing Co., Ltd.	2,000	10,609
Gigabyte Technology Co., Ltd.	5,000	4,563
Gintech Energy Corp. (a)	3,000	3,075
Global Unichip Corp.	1,000	3,974
Gloria Material Technology Corp.	3,342	3,226
Goldsun Development & Construction Co., Ltd.	10,000	4,008
Grand Ocean Retail Group, Ltd. (a)	1,000	3,237
Grand Pacific Petrochemical	7,000	3,809
Great Wall Enterprise Co.	3,346	3,099
HannStar Display Corp. (a)	22,000	2,199
Hey Song Corp.	3,000	4,912
Highwealth Construction Corp.	3,000	5,040
Hiwin Technologies Corp.	1,000	7,335
Ho Tung Chemical Corp. (a)	7,840	4,319
Hong TAI Electric Industrial	12,000	4,176
Huaku Development Co., Ltd.	2,080	5,024
Huang Hsiang Construction Co.	1,000	2,657
I-Sheng Electric Wire & Cable Co., Ltd.	3,000	4,217
Ibase Technology, Inc.	3,000	3,950
Inotera Memories, Inc. (a)	15,000	2,589
Inventec Co., Ltd.	16,085	6,365
Jess-Link Products Co., Ltd. (a)	1,000	921
Kenda Rubber Industrial Co., Ltd.	2,325	2,903
King Yuan Electronics Co., Ltd.	10,000	5,509
King’s Town Bank (a)	6,000	4,196
Kinpo Electronics	18,000	4,268
Kinsus Interconnect Technology Corp.	2,000	5,874
LCY Chemical Corp.	3,000	4,355
Lien Hwa Industrial Corp.	5,000	3,343
Lingsen Precision Industries, Ltd.	5,000	2,934
Long Bon International Co., Ltd. (a)	6,000	3,961
Lumax International Corp., Ltd.	2,200	4,548
Lung Yen Life Service Corp.	1,000	3,446
Macronix International Co., Ltd.	20,519	6,853
Makalot Industrial Co., Ltd.	2,000	5,765
Masterlink Securities Corp.	10,000	3,227
Mayer Steel Pipe Corp. (a)	8,000	3,330
Mercuries & Associates, Ltd. (a)	2,200	2,161
Merida Industry Co., Ltd.	2,600	9,579
Micro-Star International Co., Ltd.	7,000	3,427
Microbio Co., Ltd.	2,760	3,399
MIN AIK Technology Co., Ltd.	1,000	3,101
Mirle Automation Corp.	4,240	2,929
Mitac International Corp.	8,000	3,084
Motech Industries, Inc. (a)	4,000	4,217
Nan Kang Rubber Tire Co., Ltd.	3,704	5,155
Nantex Industry Co., Ltd.	2,100	1,522
Neo Solar Power Corp. (a)	3,000	1,950
Nien Hsing Textile Co., Ltd.	4,500	3,201
Novatek Microelectronics Corp.	3,000	10,848
Oriental Union Chemical Corp.	4,800	5,477

See accompanying notes to financial statements.

SPDR S&P Small Cap Emerging Asia Pacific ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Pan-International Industrial Co., Ltd. (a)	3,000	$2,999
Phison Electronics Corp.	1,000	8,068
PixArt Imaging, Inc.	1,020	2,892
Portwell, Inc.	2,000	2,115
Powertech Technology, Inc.	3,000	5,762
President Securities Corp. (a)	7,420	4,012
Prime Electronics Satellitics, Inc.	3,356	3,097
Prime View International Co., Ltd.	6,000	6,550
Prince Housing Development Corp.	5,500	4,081
Promate Electronic Co., Ltd.	5,000	4,008
Qisda Corp. (a)	11,000	2,495
Radiant Opto-Electronics Corp.	3,180	13,777
Realtek Semiconductor Corp.	3,070	6,085
RichTek Technology Corp.	1,000	5,987
Ritek Corp. (a)	19,000	2,521
Ruentex Development Co., Ltd.	4,000	7,573
Ruentex Industries, Ltd.	3,000	7,041
Sampo Corp.	7,000	2,424
Sanyang Industry Co., Ltd. (a)	6,000	4,124
Senao International Co., Ltd.	1,000	3,718
Shihlin Paper Corp. (a)	2,000	3,718
Shin Zu Shing Co., Ltd.	1,000	3,616
Shinkong Synthetic Fibers Corp.	14,000	4,895
Sigurd Microelectronics Corp.	4,000	3,309
Silicon Integrated Systems Corp. (a)	12,000	4,319
Simplo Technology Co., Ltd.	2,400	14,369
Sinbon Electronics Co., Ltd.	6,000	5,281
Sinmag Bakery Machine Corp.	1,100	4,691
Sino-American Silicon Products, Inc.	3,000	4,063
Sinon Corp.	9,000	4,222
Sinphar Pharmaceutical Co., Ltd.	3,000	2,968
Sintek Photronic Corp. (a)	8,000	3,070
Sinyi Realty Co.	2,300	3,123
Solar Applied Materials Technology Corp.	3,599	4,690
Solartech Energy Corp. (a)	4,000	2,879
Springsoft, Inc.	2,000	3,814
Standard Foods Corp.	1,480	4,105
Sunonwealth Electric Machine Industry Co., Ltd.	4,000	2,497
Systex Corp. (a)	3,000	3,173
T JOIN Transportation Co.	3,000	4,268
Ta Chong Bank Co., Ltd. (a)	10,660	3,709
Ta Ya Electric Wire & Cable	22,000	5,524
Taichung Commercial Bank	15,570	5,301
Tainan Enterprises Co., Ltd.	3,000	2,820
Tainan Spinning Co., Ltd.	8,000	3,875
Taisun Enterprise Co., Ltd.	6,360	3,721
Taiwan Business Bank (a)	19,560	5,885
Taiwan Cogeneration Corp.	5,000	3,301
Taiwan Fire & Marine Insurance Co.	3,000	2,165
Taiwan Hon Chuan Enterprise Co., Ltd.	2,000	4,380
Taiwan Land Development Corp. (a)	7,000	2,901
Taiwan Secom Co., Ltd.	2,000	4,401
Taiwan Surface Mounting Technology Co., Ltd.	2,280	4,060
Tatung Co., Ltd. (a)	13,000	3,353
Teco Electric & Machinery Co., Ltd.	11,000	7,618
Test-Rite International Co.	4,246	3,049
Thye Ming Industrial Co., Ltd.	3,000	3,224
Tong Hsing Electronic Industries, Ltd.	1,000	3,343
Tong Yang Industry Co., Ltd.	3,240	3,194
Topco Scientific Co., Ltd.	3,000	4,861
Transcend Information, Inc.	2,000	5,410
Tripod Technology Corp.	3,000	7,369
TSRC Corp.	3,700	8,204
TTY Biopharm Co., Ltd.	1,480	6,033
Tung Ho Steel Enterprise Corp.	5,000	5,117
TXC Corp.	3,000	5,020
TYC Brother Industrial Co., Ltd.	60	25
U-Ming Marine Transport Corp.	2,000	3,200
Unimicron Technology Corp.	7,000	8,346
Unity Opto Technology Co., Ltd. (a)	3,000	3,224
Unizyx Holding Corp.	5,000	2,448
UPC Technology Corp.	5,499	3,030
USI Corp.	4,200	3,661
Ve Wong Corp.	4,000	3,043
Via Technologies, Inc. (a)(d)	10,000	3,650
Visual Photonics Epitaxy Co., Ltd.	2,400	3,316
Walsin Lihwa Corp. (a)	21,000	7,343
Wan Hai Lines, Ltd. (a)	6,000	3,367
Waterland Financial Holdings Co., Ltd.	15,160	4,618
Wei Chuan Food Corp.	3,000	3,613
Weikeng Industrial Co., Ltd.	5,000	3,659
Win Semiconductors Corp.	4,000	5,022
Winbond Electronics Corp. (a)	20,000	3,002
Wintek Corp. (a)	8,000	4,189
Wistron NeWeb Corp.	2,099	3,903
Yageo Corp. (a)	13,000	3,951
Yang Ming Marine Transport Corp. (a)	7,000	2,913
Yieh Phui Enterprise Co., Ltd.	9,180	2,859
Yuen Foong Yu Paper Manufacturing Co., Ltd.	9,000	3,838
Yungtay Engineering Co., Ltd.	2,000	4,128
Zenitron Corp.	5,000	3,266
Zinwell Corp.	3,000	3,004

		909,561

THAILAND — 5.6%
Bangkok Chain Hospital PCL	16,699	5,208
Bangkok Expressway PCL	7,932	7,602
Bangkok Life Assurance PCL, NVDR	2,100	3,002
Bangkokland PCL, NVDR	72,600	2,948
BTS Group Holdings PCL, NVDR	16,500	3,029
Bumrungrad Hospital PCL	2,886	7,689
Dynasty Ceramic PCL	2,266	3,736
Electricity Generating PCL	2,266	9,571
Esso Thailand PCL, NVDR	10,400	3,615
Jasmine International PCL, NVDR	24,200	3,051
Kiatnakin Bank PCL, NVDR	3,500	5,259
MBK PCL, NVDR	800	3,041
Minor International PCL	15,978	7,994
Precious Shipping PCL	5,974	2,562
Pruksa Real Estate PCL	8,551	5,001
Siam Global House PCL, NVDR	6,100	3,270
Sri Trang Agro-Industry PCL	5,666	2,853
Thai Airways International PCL (a)	4,638	3,270
Thai Stanley Electric PCL, NVDR	700	5,185
Thai Tap Water Supply PCL	27,504	6,791
Thai Vegetable Oil PCL	7,107	5,565

See accompanying notes to financial statements.

SPDR S&P Small Cap Emerging Asia Pacific ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Thanachart Capital PCL	5	$6
Thoresen Thai Agencies PCL	5,974	3,202
Tisco Financial Group PCL	3,608	5,421
True Corp. PCL, NVDR (a)	67,990	13,474
Vinythai PCL	2,898	1,742

		124,087

TOTAL COMMON STOCKS —
(Cost $2,097,227)		2,202,256

RIGHTS — 0.0% (e)
INDIA — 0.0% (e)
Bajaj Finserv, Ltd. (Expired 09/06/12) (a)	38	104
Coromandel International, Ltd. (a)	24,045	67

TOTAL RIGHTS —
(Cost $436)		171

SHORT TERM INVESTMENTS — 1.5%
UNITED STATES — 1.5%
MONEY MARKET FUNDS — 1.5%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	33,997	33,997
State Street Institutional Liquid Reserves Fund 0.21% (g)(h)	100	100

TOTAL SHORT TERM INVESTMENTS —
(Cost $34,097)		34,097

TOTAL INVESTMENTS — 100.7%
(Cost $2,131,760)		2,236,524
OTHER ASSETS & LIABILITIES — (0.7)%		(15,318)

NET ASSETS — 100.0%		$2,221,206

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 3 inputs. (Note 2)
(d)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(e)	Amount shown represents less than 0.05% of net assets.
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
NVDR = Non Voting Depositary Receipt
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR S&P Russia ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
RUSSIA — 99.7%
CHEMICALS — 4.6%
Phosagro OAO GDR	11,417	$153,102
Uralkali OJSC GDR	40,734	1,685,166

		1,838,268

COMMERCIAL BANKS — 12.1%
NOMOS-BANK GDR (a)	9,888	123,600
Sberbank of Russia ADR	337,964	3,937,281
VTB Bank OJSC GDR	232,944	775,703

		4,836,584

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.1%
Rostelecom ADR	1,200	30,600
Rostelecom OJSC ADR (a)	47,200	1,194,160

		1,224,760

ELECTRIC UTILITIES — 2.1%
Federal Hydrogenerating Co. JSC ADR	321,244	854,509

ENERGY EQUIPMENT & SERVICES — 1.6%
Eurasia Drilling Co., Ltd. GDR	10,692	352,836
Integra Group Holdings GDR (a)	49,118	63,362
TMK OAO GDR	14,211	216,149

		632,347

FOOD & STAPLES RETAILING — 4.5%
Magnit OJSC GDR	37,040	1,258,990
O’Key Group SA GDR	15,029	144,278
X5 Retail Group NV GDR (a)	18,481	388,286

		1,791,554

HOUSEHOLD DURABLES — 0.6%
PIK Group GDR (a)	105,963	234,072

INTERNET SOFTWARE & SERVICES — 1.5%
Mail.ru Group, Ltd. GDR	10,652	355,670
Yandex NV (a)(b)	10,440	251,709

		607,379

MEDIA — 0.3%
CTC Media, Inc. (b)	12,405	113,010

METALS & MINING — 10.4%
Evraz PLC (b)	51,283	204,214
IRC, Ltd. (a)	224,000	14,446
Magnitogorsk Iron & Steel Works GDR (a)	29,677	136,514
Mechel OAO ADR (b)	26,206	184,490
MMC Norilsk Nickel OJSC ADR	111,964	1,785,826
Novolipetsk Steel OJSC GDR	14,822	293,476
Polymetal International PLC	27,076	474,387
Polyus Gold International Ltd. (a)	104,034	364,127
Severstal GDR	35,624	445,656
United Co. RUSAL PLC (a)	442,000	255,397

		4,158,533

OIL, GAS & CONSUMABLE FUELS — 49.1%
Alliance Oil Co., Ltd. SDR (a)	20,500	162,272
Exillon Energy PLC (a)	29,485	65,348
Gazprom Neft JSC ADR (c)	500	11,850
Gazprom Neft JSC ADR (c)	13,665	335,749
Gazprom OAO ADR (c)	743,209	7,454,386
Gazprom OAO ADR (c)	21,611	218,055
Lukoil OAO ADR (c)	60,519	3,727,970
Lukoil OAO ADR (c)	19,269	1,185,814
NovaTek OAO GDR	14,411	1,704,821
Rosneft Oil Co. GDR	201,730	1,355,626
RusPetro PLC (a)	24,000	41,468
Surgutneftegas OJSC ADR (c)	4,049	36,862
Surgutneftegas OJSC ADR (c)	144,783	1,305,943
Surgutneftegas OJSC ADR Preference Shares	78,842	517,046
Tatneft ADR	36,195	1,501,007

		19,624,217

PHARMACEUTICALS — 0.7%
Pharmstandard GDR (a)	19,803	281,203

REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.1%
AFI Development PLC GDR (a)	105,891	44,772
Etalon Group, Ltd. GDR (a)	25,943	162,922
LSR Group OJSC GDR	48,537	225,697

		433,391

ROAD & RAIL — 0.9%
Globaltrans Investment PLC GDR	17,793	369,738

TRANSPORTATION INFRASTRUCTURE — 0.3%
Novorossiysk Commercial Sea Trade Port PJSC GDR	21,133	142,648

WIRELESS TELECOMMUNICATION SERVICES — 6.8%
Mobile TeleSystems ADR	85,657	1,500,710
Sistema JSFC GDR	30,869	628,493
VimpelCom, Ltd. ADR	48,253	574,210

		2,703,413

TOTAL COMMON STOCKS —
(Cost $50,513,250)		39,845,626

SHORT TERM INVESTMENTS — 2.3%
UNITED STATES — 2.3%
MONEY MARKET FUNDS — 2.3%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	367,020	367,020
State Street Institutional Liquid Reserves Fund 0.21% (e)(f)	537,150	537,150

TOTAL SHORT TERM INVESTMENTS —
(Cost $904,170)		904,170

TOTAL INVESTMENTS — 102.0% (g)
(Cost $51,417,420)		40,749,796
OTHER ASSETS & LIABILITIES — (2.0)%		(787,124)

NET ASSETS — 100.0%		$39,962,672

See accompanying notes to financial statements.

SPDR S&P Russia ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
PLC = Public Limited Company
SDR = Swedish Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P China ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AEROSPACE & DEFENSE — 0.1%
AviChina Industry & Technology Co. (a)	1,820,000	$692,484

AIRLINES — 1.0%
Air China, Ltd. (a)	3,028,000	1,905,864
China Eastern Airlines Corp., Ltd. (a)(b)	3,042,000	925,950
China Southern Airlines Co., Ltd. (a)	10,628,000	4,674,360

		7,506,174

AUTO COMPONENTS — 0.1%
Minth Group, Ltd.	694,000	732,199

AUTOMOBILES — 1.7%
Brilliance China Automotive Holdings, Ltd. (a)(b)	3,258,000	3,592,803
BYD Co., Ltd. (a)(b)	704,500	1,228,496
Dongfeng Motor Group Co., Ltd. (a)	3,466,300	4,046,047
Geely Automobile Holdings, Ltd. (a)	780,000	295,773
Great Wall Motor Co., Ltd. (a)	741,500	1,955,783
Guangzhou Automobile Group Co., Ltd. (a)	2,314,637	1,519,557

		12,638,459

BEVERAGES — 0.3%
Tsingtao Brewery Co., Ltd.	460,000	2,539,322

CHEMICALS — 0.8%
China Bluechemical, Ltd.	3,036,000	1,797,342
China Lumena New Materials Corp. (a)	3,894,000	683,048
Dongyue Group (a)	675,000	300,358
Fufeng Group, Ltd.	922,000	305,619
Huabao International Holdings, Ltd.	1,053,000	598,940
Sinopec Shanghai Petrochemical Co., Ltd. (a)	4,830,000	1,245,929
Yingde Gases	1,495,000	1,324,689

		6,255,925

COMMERCIAL BANKS — 20.2%
Agricultural Bank of China, Ltd. (a)	25,517,000	9,939,231
Bank of China, Ltd.	69,999,700	26,633,878
Bank of Communications Co., Ltd. (a)	7,278,824	4,938,138
China Citic Bank Corp., Ltd.	8,784,471	4,169,458
China Construction Bank Corp.	78,546,623	54,503,703
China Merchants Bank Co., Ltd. (a)	3,945,343	6,645,752
China Minsheng Banking Corp., Ltd. (a)	3,951,500	3,119,102
Chongqing Rural Commercial Bank Co., Ltd. (a)	1,241,000	489,789
Industrial & Commercial Bank of China (a)	72,413,789	42,776,275

		153,215,326

COMMERCIAL SERVICES & SUPPLIES — 0.1%
China Everbright International, Ltd.	1,187,000	627,698

COMMUNICATIONS EQUIPMENT — 0.7%
AAC Technologies Holdings, Inc. (a)	927,345	3,349,003
China All Access Holdings, Ltd. (a)	3,186,000	501,328
China Wireless Technologies, Ltd.	768,000	188,205
ZTE Corp. (a)	814,398	1,306,692

		5,345,228

COMPUTERS & PERIPHERALS — 0.8%
Lenovo Group, Ltd. (a)	6,468,000	5,355,762
TPV Technology, Ltd.	1,856,000	406,952

		5,762,714

CONSTRUCTION & ENGINEERING — 1.7%
China Communications Construction Co., Ltd. (a)	5,888,394	4,761,903
China Railway Construction Corp. (a)	3,240,875	2,900,935
China Railway Group, Ltd.	6,865,000	3,001,625
China State Construction International Holdings, Ltd.	722,000	849,275
Metallurgical Corp. of China, Ltd. (a)(b)	6,126,000	1,200,983

		12,714,721

CONSTRUCTION MATERIALS — 1.3%
Anhui Conch Cement Co., Ltd. (a)	1,510,000	4,703,382
BBMG Corp.	767,000	587,622
China National Building Material Co., Ltd. (a)	3,254,000	3,596,786
China Shanshui Cement Group, Ltd.	1,743,000	1,135,285
West China Cement, Ltd.	942,000	165,237

		10,188,312

DIVERSIFIED CONSUMER SERVICES — 0.3%
New Oriental Education & Technology Group, Inc. ADR (a)	149,705	2,495,582

DIVERSIFIED FINANCIAL SERVICES — 0.1%
Far East Horizon, Ltd.	1,113,000	680,440

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.3%
China Communications Services Corp., Ltd.	1,861,600	1,078,075
China Telecom Corp., Ltd.	14,994,951	8,664,415
China Unicom (Hong Kong), Ltd. (a)	4,601,805	7,549,732

		17,292,222

ELECTRICAL EQUIPMENT — 0.5%
China High Speed Transmission Equipment Group Co., Ltd. (a)(b)	1,281,000	376,704
Dongfang Electric Corp., Ltd.	228,800	311,628
Harbin Electric Co., Ltd.	478,000	367,443
Shanghai Electric Group Co., Ltd. (a)	5,308,000	1,889,540
Zhuzhou CSR Times Electric Co., Ltd. (a)	469,000	1,207,396

		4,152,711

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.5%
Catic Shenzhen Holdings, Ltd.	2,070,000	707,510
Digital China Holdings, Ltd. (a)	931,000	1,484,172
Ju Teng International Holdings, Ltd.	598,000	249,898

See accompanying notes to financial statements.

SPDR S&P China ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Kingboard Chemical Holdings, Ltd.	643,000	$1,544,212

		3,985,792

ENERGY EQUIPMENT & SERVICES — 0.4%
China Oilfield Services, Ltd.	1,629,900	2,968,328

FOOD & STAPLES RETAILING — 1.0%
China Resources Enterprise, Ltd.	1,395,854	4,662,899
Lianhua Supermarket Holdings Co., Ltd. (a)	600,000	476,703
Sun Art Retail Group Ltd.	1,198,000	1,491,078
Wumart Stores, Inc. (a)	473,000	706,457

		7,337,137

FOOD PRODUCTS — 3.7%
Asian Citrus Holdings, Ltd.	1,385,833	714,969
China Agri-Industries Holdings, Ltd.	1,584,000	896,883
China Mengniu Dairy Co., Ltd. (a)	1,859,110	5,563,003
China Milk Products Group, Ltd. (b)(c)	15,000	0
China Modern Dairy Holdings, Ltd. (a)(b)	2,536,000	660,719
China Yurun Food Group, Ltd. (a)(b)	1,396,000	1,001,098
CP Pokphand Co.	4,168,000	510,702
People’s Food Holdings, Ltd. (a)	1,121,000	648,822
Shenguan Holdings Group, Ltd.	1,844,000	1,015,559
Tingyi Cayman Islands Holding Corp. (a)	2,321,844	6,992,559
Uni-President China Holdings Ltd.	574,000	660,378
Want Want China Holdings, Ltd. (a)	7,554,933	9,637,028

		28,301,720

GAS UTILITIES — 0.4%
China Resources Gas Group, Ltd. (a)	1,628,000	3,326,027

HEALTH CARE EQUIPMENT & SUPPLIES — 0.8%
Mindray Medical International, Ltd. ADR	102,004	3,428,354
Shandong Weigao Group Medical Polymer Co., Ltd. (a)	1,840,000	2,377,945

		5,806,299

HEALTH CARE PROVIDERS & SERVICES — 0.5%
Shanghai Pharmaceuticals Holding Co., Ltd.	773,100	1,433,873
Sinopharm Group Co. (a)	739,600	2,370,498

		3,804,371

HOTELS, RESTAURANTS & LEISURE — 0.7%
China Travel International Investment Hong Kong, Ltd.	4,832,000	872,512
Ctrip.com International, Ltd. ADR (a)(b)	170,289	2,874,478
Home Inns & Hotels Management, Inc. ADR (b)	30,833	764,658
Shanghai Jin Jiang International Hotels Group Co., Ltd. (a)	6,464,000	875,401

		5,387,049

HOUSEHOLD DURABLES — 0.1%
Haier Electronics Group Co., Ltd. (b)	407,000	471,922
Skyworth Digital Holdings, Ltd.	690,000	327,502
TCL Multimedia Technology Holdings Ltd.	294,000	158,883

		958,307

HOUSEHOLD PRODUCTS — 0.1%
NVC Lighting Holdings, Ltd. (a)	3,646,000	822,945
Vinda International Holdings, Ltd. (a)	94,000	129,484

		952,429

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.6%
China Longyuan Power Group Corp.	2,466,000	1,622,107
China Resources Power Holdings Co., Ltd.	2,324,112	5,089,920
Datang International Power Generation Co., Ltd. (a)	5,846,287	1,968,053
Huaneng Power International, Inc.	4,206,129	3,200,743
Huaneng Renewables Corp., Ltd. (b)	1,292,000	158,308

		12,039,131

INDUSTRIAL CONGLOMERATES — 1.4%
Beijing Enterprises Holdings, Ltd. (a)	751,000	5,007,797
Citic Pacific, Ltd. (a)	2,081,000	2,498,837
Shanghai Industrial Holdings, Ltd.	1,047,000	3,112,675

		10,619,309

INSURANCE — 6.0%
China Life Insurance Co., Ltd.	7,650,040	22,101,815
China Pacific Insurance Group Co., Ltd.	1,131,400	3,421,962
China Taiping Insurance Holdings Co., Ltd. (b)	1,067,400	1,676,837
New China Life Insurance Co. Ltd.	229,900	736,854
PICC Property & Casualty Co., Ltd.	2,790,759	3,426,695
Ping An Insurance Group Co. of China, Ltd. (a)	1,858,300	14,045,256

		45,409,419

INTERNET SOFTWARE & SERVICES — 10.5%
Baidu, Inc. ADR (b)	270,816	31,636,725
Netease.com ADR (b)	85,951	4,825,289
Renren, Inc. ADR (a)(b)	38,772	156,251
Sina Corp. (a)(b)	65,153	4,214,096
Sohu.com, Inc. (a)(b)	45,332	1,908,024
Tencent Holdings, Ltd.	1,063,483	36,239,281
Youku Tudou, Inc. ADR (b)	46,253	850,593

		79,830,259

IT SERVICES — 0.2%
Travelsky Technology, Ltd.	2,672,000	1,419,874

LEISURE EQUIPMENT & PRODUCTS — 0.0% (d)
Sunny Optical Technology Group Co., Ltd.	403,000	223,506

See accompanying notes to financial statements.

SPDR S&P China ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

MACHINERY — 0.9%
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd. (a)	1,128,000	$1,281,744
China National Materials Co., Ltd. (a)	1,362,000	382,957
China Rongsheng Heavy Industries Group Holdings, Ltd. (a)	2,406,000	319,631
Lonking Holdings, Ltd. (a)	2,910,000	487,924
Weichai Power Co., Ltd. (a)	679,920	2,082,752
Yangzijiang Shipbuilding Holdings, Ltd. (a)	3,002,000	2,398,272

		6,953,280

MARINE — 0.6%
China COSCO Holdings Co., Ltd. (a)(b)	3,971,675	1,623,862
China Shipping Container Lines Co., Ltd. (a)(b)	7,863,500	1,602,467
China Shipping Development Co., Ltd. (a)	2,329,800	967,589

		4,193,918

MEDIA — 0.4%
Focus Media Holding, Ltd. ADR	107,028	2,504,455
VODone, Ltd.	1,858,000	167,749

		2,672,204

METALS & MINING — 2.2%
Aluminum Corp. of China, Ltd. (a)(b)	6,020,000	2,492,400
Angang Steel Co., Ltd. (a)(b)	1,843,720	951,198
CGN Mining Co., Ltd. (b)	1,010,000	99,004
China Metal Recycling Holdings, Ltd. (a)	330,600	306,583
China Molybdenum Co., Ltd. (a)(b)	1,748,000	753,016
China Precious Metal Resources Holdings Co., Ltd. (b)	1,184,000	229,065
Fushan International Energy Group, Ltd.	772,000	209,099
Jiangxi Copper Co., Ltd. (a)	1,850,000	4,686,293
Maanshan Iron & Steel (a)(b)	3,742,000	878,398
North Mining Shares Co., Ltd. (b)	4,070,000	244,098
Winsway Coking Coal Holding, Ltd.	1,055,000	144,236
Zhaojin Mining Industry Co., Ltd. (a)	1,154,000	2,095,679
Zijin Mining Group Co., Ltd. (a)	8,976,750	3,623,929

		16,712,998

MULTILINE RETAIL — 0.6%
Golden Eagle Retail Group, Ltd. (a)	963,120	1,890,651
Intime Department Store Group Co., Ltd. (a)	877,000	950,156
Parkson Retail Group, Ltd. (a)	1,862,000	1,561,023

		4,401,830

OIL, GAS & CONSUMABLE FUELS — 14.5%
China Coal Energy Co., Ltd (a)	5,086,013	4,644,371
China Petroleum & Chemical Corp.	18,085,877	16,888,627
China Shenhua Energy Co., Ltd.	3,922,700	15,228,874
CNOOC, Ltd.	16,558,174	33,956,724
Inner Mongolia Yitai Coal Co. Ltd. (b)	91,300	511,654
Kunlun Energy Co., Ltd. (a)	2,789,400	4,885,700
MIE Holdings Corp.	1,432,000	352,771
PetroChina Co., Ltd. (a)	22,480,930	29,459,420
United Energy Group, Ltd. (b)	3,002,000	464,631
Yanzhou Coal Mining Co., Ltd. (a)	2,323,900	3,542,837

		109,935,609

PAPER & FOREST PRODUCTS — 0.3%
Lee & Man Paper Manufacturing, Ltd. (a)	2,902,000	1,272,602
Nine Dragons Paper Holdings, Ltd. (a)	2,099,000	1,055,828

		2,328,430

PERSONAL PRODUCTS — 0.8%
Hengan International Group Co., Ltd.	639,000	6,041,170

PHARMACEUTICALS — 0.6%
China Pharmaceutical Group, Ltd. (b)	412,000	117,969
China Shineway Pharmaceutical Group, Ltd.	337,000	485,077
Guangzhou Pharmaceutical Co. Ltd. (a)	242,000	456,330
Lijun International Pharmaceutical Holdings, Ltd.	702,000	178,369
Shandong Luoxin Pharmacy Stock Co., Ltd.	212,000	161,599
Sihuan Pharmaceutical Holdings Group, Ltd. (a)	2,174,000	793,528
Sino Biopharmaceutical	2,840,000	1,047,612
The United Laboratories International Holdings, Ltd. (b)	409,500	196,478
WuXi PharmaTech Cayman, Inc. ADR (b)	80,323	1,199,222

		4,636,184

REAL ESTATE MANAGEMENT & DEVELOPMENT — 5.5%
Agile Property Holdings, Ltd. (a)	2,087,109	2,352,734
China Overseas Land & Investment, Ltd. (a)	4,407,862	11,211,174
China Resources Land, Ltd. (a)	2,310,000	5,088,808
China South City Holdings, Ltd. (a)	8,096,000	1,148,628
Country Garden Holdings Co. (b)	8,423,910	3,281,231
E-House China Holdings, Ltd.	53,872	230,572
Evergrande Real Estate Group, Ltd. (a)	4,306,000	1,705,017
Franshion Properties China, Ltd.	920,000	281,224
Glorious Property Holdings, Ltd. (b)	987,000	150,216
Greentown China Holdings, Ltd.	380,500	413,222
Guangzhou R&F Properties Co., Ltd. (a)	1,762,224	2,029,686
KWG Property Holding, Ltd. (a)	275,000	152,517
Longfor Properties Co., Ltd. (a)	746,500	1,155,386
Poly Hong Kong Investments, Ltd. (a)(b)	1,504,000	806,970
Renhe Commercial Holdings Co., Ltd. (a)(b)	12,288,000	499,238

See accompanying notes to financial statements.

SPDR S&P China ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Shimao Property Holdings, Ltd. (a)	1,765,941	$3,038,423
Sino-Ocean Land Holdings, Ltd. (a)	5,269,859	2,983,869
Soho China, Ltd. (a)	1,196,000	740,438
Sunac China Holdings, Ltd.	664,000	325,438
Yanlord Land Group, Ltd. (a)(b)	1,854,000	1,806,089
Yuexiu Property Co., Ltd.	7,230,000	1,837,049
Yuzhou Properties Co.	2,743,200	661,630

		41,899,559

ROAD & RAIL — 0.1%
Guangshen Railway Co., Ltd. (a)	3,440,000	1,113,649

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.2%
GCL Poly Energy Holdings, Ltd.	2,329,000	357,464
Semiconductor Manufacturing International Corp. (b)	26,212,000	963,521
Suntech Power Holdings Co., Ltd. ADR (a)(b)	183,721	158,000

		1,478,985

SOFTWARE — 0.1%
AsiaInfo-Linkage, Inc. (b)	90,169	1,055,879

SPECIALTY RETAIL — 1.3%
Belle International Holdings, Ltd.	3,716,000	6,729,132
China ZhengTong Auto Services Holdings, Ltd. (b)	363,000	228,945
GOME Electrical Appliances Holdings, Ltd. (b)	7,875,000	832,877
Hengdeli Holdings, Ltd. (a)	4,151,360	1,204,728
Zhongsheng Group Holdings, Ltd. (a)	681,000	851,113

		9,846,795

TEXTILES, APPAREL & LUXURY GOODS — 0.6%
Anta Sports Products, Ltd. (a)	680,000	522,723
Bosideng International Holdings, Ltd. (a)	4,194,000	1,179,237
Cecep Costin New Materials Group, Ltd.	1,133,000	441,319
China Dongxiang Group Co. (a)	5,663,000	606,235
China Lilang, Ltd.	255,000	134,189
Li Ning Co., Ltd. (a)(b)	1,167,500	621,904
Ports Design, Ltd. (a)	628,000	485,180
Shenzhou International Group Holdings, Ltd.	167,000	286,473

		4,277,260

TRANSPORTATION INFRASTRUCTURE — 2.8%
Anhui Expressway Co., Ltd.	2,298,000	986,985
Beijing Capital International Airport Co., Ltd.	3,093,939	2,075,063
China Merchants Holdings International Co., Ltd.	1,626,802	5,014,744
COSCO Pacific, Ltd.	2,130,273	2,978,384
Jiangsu Expressway Co., Ltd. (a)	7,766,795	6,441,233
Shenzhen Expressway Co., Ltd.	3,244,000	1,171,535
Zhejiang Expressway Co., Ltd. (a)	3,708,000	2,582,556

		21,250,500

WATER UTILITIES — 0.5%
Guangdong Investment, Ltd. (a)	4,668,000	3,690,690

WIRELESS TELECOMMUNICATION SERVICES — 7.8%
China Mobile, Ltd.	5,329,004	59,075,600

TOTAL COMMON STOCKS —
(Cost $851,210,468)		756,773,014

SHORT TERM INVESTMENTS — 17.6%
UNITED STATES — 17.6%
MONEY MARKET FUNDS — 17.6%
State Street Navigator Securities Lending Prime Portfolio (e)(f)	133,083,476	133,083,476
State Street Institutional Liquid Reserves Fund 0.21% (f)(g)	745,106	745,106

TOTAL SHORT TERM INVESTMENTS —
(Cost $133,828,582)		133,828,582

TOTAL INVESTMENTS — 117.3% (h)
(Cost $985,039,050)		890,601,596
OTHER ASSETS & LIABILITIES — (17.3)%		(131,415,636)

NET ASSETS — 100.0%		$759,185,960

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(d)	Amount shown represents less than 0.05% of net assets.
(e)	Investments of cash collateral for securities loaned.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.
(h)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
ADR = American Depositary Receipt

GEOGRAPHICAL BREAKDOWN AS OF
SEPTEMBER 30, 2012

PERCENT OF
COUNTRY	NET ASSETS

China	72.2%
Hong Kong	27.5
United States Short Term Investments	17.6
Other Assets And Liabilities	(17.3)

Total	100.0%

See accompanying notes to financial statements.

SPDR S&P Emerging Markets ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 95.6%
BRAZIL — 13.2%
All America Latina Logistica SA	9,002	$37,183
Banco Bradesco SA Preference Shares ADR	106,847	1,717,031
Banco do Brasil SA	29,261	357,686
Banco Santander Brasil SA	11,455	83,677
BM&FBOVESPA SA	68,828	415,587
BR Malls Participacoes SA	25,344	351,653
Bradespar SA Preference Shares	17,914	248,472
Brasil Brokers Participacoes SA	6,953	24,470
Braskem SA Preference Shares ADR (a)	7,400	104,414
BRF — Brasil Foods SA ADR (a)	20,219	349,789
Centrais Eletricas Brasileiras SA ADR	23,694	140,505
Cia Hering	1,753	39,600
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR	9,368	422,590
Companhia de Bebidas das Americas Preference Shares ADR (a)	61,266	2,344,650
Companhia de Saneamento Basico do Estado de Sao Paulo	9,401	384,557
Companhia Energetica de Minas Gerais ADR	35,824	434,187
Companhia Siderurgica Nacional SA ADR	60,600	341,178
Cosan SA Industria e Comercio	7,086	129,335
Cyrela Brazil Realty SA	19,958	171,170
Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,877	22,935
Diagnosticos da America SA	8,172	49,142
Duratex SA	12,118	79,381
Empresa Brasileira de Aeronautica SA	30,484	204,499
Fibria Celulose SA ADR (a)(b)	11,658	108,886
Gafisa SA (b)	4,840	10,640
Gerdau SA ADR	45,129	429,177
Hypermarcas SA (b)	1,852	13,592
Investimentos Itau SA	36,515	234,158
Investimentos Itau SA Preference Shares	191,419	851,988
Itau Unibanco Holding SA Preference Shares ADR	129,347	1,976,422
LLX Logistica SA (b)	3,434	4,875
Lojas Americanas SA Preference Shares	22,857	178,796
Lojas Renner SA	12,912	432,140
Metalurgica Gerdau SA Preference Shares	22,247	267,889
MMX Mineracao e Metalicos SA (b)	8,331	20,409
MRV Engenharia e Participacoes SA	3,872	23,150
Natura Cosmeticos SA	10,909	297,083
OGX Petroleo e Gas Participacoes SA (b)	39,090	118,495
Oi SA ADR (a)(c)	4,387	21,760
Oi SA ADR (a)(c)	23,200	93,264
PDG Realty SA Empreendimentos e Participacoes	25,689	48,369
Petroleo Brasileiro SA ADR	59,625	1,367,797
Petroleo Brasileiro SA Preference Shares ADR	82,035	1,810,512
Souza Cruz SA	36,006	488,054
Telefonica Brasil SA ADR	8,527	185,377
Telefonica Brasil SA Preference Shares	20,142	439,713
Tim Participacoes SA ADR	9,386	180,399
Tractebel Energia SA ADR	9,508	149,181
Usinas Siderurgicas de Minas Gerais SA ADR	35,460	178,105
Vale SA ADR (a)	75,307	1,347,995
Vale SA Preference Shares ADR	114,179	1,982,147
Weg SA	17,708	206,163

		21,920,227

CHILE — 2.2%
Antarchile SA	12,687	205,591
Cementos Bio-Bio SA (b)	71,213	102,044
Compania General de Electricidad SA	30,479	134,877
Cuprum AFP	4,202	230,222
Empresa Nacional de Electricidad SA ADR	6,978	334,665
Empresas COPEC SA	29,214	430,930
Enersis SA ADR	17,048	279,417
Lan Airlines SA ADR (a)	17,890	452,259
Parque Arauco SA	163,358	336,320
SACI Falabella	88,542	891,857
Vina Concha y Toro SA ADR (a)	4,581	190,707
Vina San Pedro SA	20,439,654	129,215

		3,718,104

CHINA — 13.4%
Agricultural Bank of China, Ltd. (a)	382,000	148,794
Air China, Ltd. (a)	156,000	98,189
Aluminum Corp. of China, Ltd. (a)(b)	260,000	107,645
Angang Steel Co., Ltd. (a)(b)	54,640	28,189
Anhui Conch Cement Co., Ltd. (a)	156,000	485,912
Baidu, Inc. ADR (b)	16,150	1,886,643
Bank of China, Ltd.	2,057,900	783,001
Bank of Communications Co., Ltd. (a)	415,864	282,133
Brilliance China Automotive Holdings, Ltd. (b)	118,000	130,126
BYD Co., Ltd. (a)(b)	6,000	10,463
China Citic Bank Corp., Ltd.	292,000	138,595
China Coal Energy Co., Ltd (a)	260,000	237,423
China Communications Construction Co., Ltd. (a)	239,000	193,278
China Construction Bank Corp.	2,617,280	1,816,137
China COSCO Holdings Co., Ltd. (a)(b)	182,425	74,586
China Life Insurance Co., Ltd.	446,000	1,288,544
China Merchants Bank Co., Ltd. (a)	222,645	375,035
China National Building Material Co., Ltd. (a)	44,000	48,635
China Oilfield Services, Ltd.	208,000	378,804
China Petroleum & Chemical Corp.	1,014,000	946,875
China Railway Construction Corp. (a)	130,000	116,364
China Railway Group, Ltd.	234,000	102,313
China Shenhua Energy Co., Ltd.	208,000	807,507
China Shipping Container Lines Co., Ltd. (a)(b)	420,350	85,661

See accompanying notes to financial statements.

SPDR S&P Emerging Markets ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

China Shipping Development Co., Ltd. (a)	104,000	$43,192
China Telecom Corp., Ltd.	938,000	541,997
China Wireless Technologies, Ltd.	56,000	13,723
Chongqing Machinery & Electric Co., Ltd.	34,000	4,473
Ctrip.com International, Ltd. ADR (a)(b)	10,528	177,713
Datang International Power Generation Co., Ltd.	312,000	105,030
Dongfang Electric Corp., Ltd.	10,400	14,165
Dongfeng Motor Group Co., Ltd.	260,000	303,486
First Tractor Co., Ltd. (b)	16,000	12,320
Focus Media Holding, Ltd. ADR	5,871	137,381
Great Wall Motor Co., Ltd. (a)	42,250	111,439
Guangshen Railway Co., Ltd. (a)	208,000	67,337
Guangzhou Automobile Group Co., Ltd. (a)	124,636	81,823
Guangzhou R&F Properties Co., Ltd. (a)	93,600	107,806
Harbin Electric Co., Ltd.	52,000	39,973
Huadian Power International Co. (b)	312,000	86,921
Huaneng Power International, Inc.	260,000	197,853
Industrial & Commercial Bank of China (a)	2,466,590	1,457,064
Jiangsu Expressway Co., Ltd. (a)	158,000	131,034
Jiangxi Copper Co., Ltd. (a)	54,000	136,789
Lenovo Group, Ltd.	364,000	301,407
Maanshan Iron & Steel (a)(b)	156,000	36,620
Netease.com ADR (b)	6,210	348,629
Nine Dragons Paper Holdings, Ltd. (a)	78,000	39,235
Parkson Retail Group, Ltd. (a)	64,634	54,186
PetroChina Co., Ltd.	1,144,000	1,499,118
PICC Property & Casualty Co., Ltd.	227,200	278,973
Ping An Insurance Group Co. of China, Ltd. (a)	72,000	544,185
Semiconductor Manufacturing International Corp. (b)	880,000	32,348
Shandong Weigao Group Medical Polymer Co., Ltd. (a)	64,000	82,711
Shanghai Electric Group Co., Ltd. (a)	260,000	92,555
Shenzhen Expressway Co., Ltd.	208,000	75,117
Sina Corp. (a)(b)	2,984	193,005
Sinopec Shanghai Petrochemical Co., Ltd. (a)	208,000	53,655
Suntech Power Holdings Co., Ltd. ADR (a)(b)	5,055	4,347
Tencent Holdings, Ltd.	77,700	2,647,708
Tingyi Cayman Islands Holding Corp. (a)	156,000	469,816
Travelsky Technology, Ltd.	191,000	101,496
Want Want China Holdings, Ltd.	288,000	367,371
Weiqiao Textile Co. (a)	65,500	23,908
Yanzhou Coal Mining Co., Ltd. (a)	156,000	237,825
Zhejiang Expressway Co., Ltd. (a)	208,000	144,868
Zhuzhou CSR Times Electric Co., Ltd. (a)	16,000	41,191
Zijin Mining Group Co., Ltd. (a)	315,000	127,166
ZTE Corp. (a)	68,473	109,864

		22,249,675

COLOMBIA — 0.1%
BanColombia SA ADR	2,976	177,697

CZECH REPUBLIC — 0.5%
CEZ AS	10,856	404,538
Komercni Banka AS	1,140	227,159
Telefonica O2 Czech Republic AS	7,635	154,164
Unipetrol (b)	7,734	67,519

		853,380

EGYPT — 0.6%
Commercial International Bank Egypt SAE	66,549	383,570
Egyptian Financial Group-Hermes Holding (b)	29,014	57,155
Egyptian Kuwait Holding Co.	30,292	40,591
Orascom Construction Industries	8,363	394,889
Orascom Telecom Holding SAE (b)	35,705	22,196
Orascom Telecom Holding SAE GDR (b)(d)	23,180	71,881
Orascom Telecom Media & Technology Holding SAE	33,153	2,991

		973,273

HONG KONG — 5.6%
AAC Technologies Holdings, Inc.	104,000	375,584
Agile Property Holdings, Ltd. (a)	156,000	175,854
Beijing Capital International Airport Co., Ltd.	156,000	104,627
Chaoda Modern Agriculture Holdings, Ltd. (a)(b)(e)	136,550	0
China High Speed Transmission Equipment Group Co., Ltd. (a)(b)	31,000	9,116
China Lilang, Ltd.	20,000	10,525
China Mengniu Dairy Co., Ltd. (a)	78,000	233,399
China Merchants Holdings International Co., Ltd.	59,200	182,489
China Mobile, Ltd.	281,500	3,120,617
China Mobile, Ltd. ADR	60	900
China National Materials Co., Ltd. (a)	45,000	12,653
China Overseas Land & Investment, Ltd. (a)	211,200	537,176
China Power International Development, Ltd. (a)	260,000	71,093
China Resources Enterprise, Ltd.	52,000	173,708
China Resources Land, Ltd. (a)	104,000	229,106
China Resources Power Holdings Co., Ltd.	109,600	240,029
China Travel International Investment Hong Kong, Ltd.	260,000	46,948
China Unicom (Hong Kong), Ltd. (a)	213,668	350,544
China Yurun Food Group, Ltd. (a)(b)	12,000	8,605
Citic Pacific, Ltd. (a)	52,000	62,441
CNOOC, Ltd.	853,000	1,749,292
Comba Telecom Systems Holdings, Ltd. (a)	28,780	9,651
COSCO Pacific, Ltd.	107,123	149,771
Digital China Holdings, Ltd. (a)	28,000	44,637

See accompanying notes to financial statements.

SPDR S&P Emerging Markets ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Guangdong Investment, Ltd. (a)	210,000	$166,034
Hengdeli Holdings, Ltd. (a)	624,000	181,085
Ju Teng International Holdings, Ltd.	28,000	11,701
Kingboard Chemical Holdings, Ltd.	42,450	101,947
Kingboard Laminates Holdings, Ltd. (a)	32,500	13,498
Kunlun Energy Co., Ltd. (a)	260,000	455,396
KWG Property Holding, Ltd.	46,000	25,512
Li Ning Co., Ltd. (a)(b)	52,000	27,699
Real Nutriceutical Group, Ltd. (a)	16,000	4,953
Shimao Property Holdings, Ltd. (a)	78,000	134,204
Sino Biopharmaceutical	92,000	33,937
Sino-Ocean Land Holdings, Ltd. (a)	184,066	104,221
Sinotrans, Ltd.	260,000	33,870
Tianneng Power International, Ltd.	26,000	15,795
TPV Technology, Ltd.	56,000	12,279
VODone, Ltd.	88,200	7,963
Wasion Group Holdings, Ltd.	18,000	6,500
Yuexiu Property Co., Ltd.	364,000	92,488
Yuexiu Transport Infrastructure, Ltd.	25,258	11,956

		9,339,803

HUNGARY — 0.5%
FHB Mortgage Bank NyRt (a)(b)	17,684	37,908
MOL Hungarian Oil and Gas NyRt (a)	3,628	300,770
OTP Bank NyRt	14,675	257,955
Richter Gedeon NyRt	1,254	219,577
Tiszai Vegyi Kominat NyRt (b)	1,828	16,087

		832,297

INDIA — 7.9%
Adani Enterprises, Ltd.	704	2,685
Ambuja Cements, Ltd.	13,957	53,451
Ambuja Cements, Ltd. GDR	17,217	65,803
Amtek Auto, Ltd.	5,719	9,601
Anant Raj Industries, Ltd.	39,342	53,331
Apollo Hospitals Enterprise, Ltd.	3,514	48,718
Ashok Leyland, Ltd.	21,122	9,651
Aurobindo Pharma, Ltd.	5,724	15,410
Axis Bank, Ltd.	4,362	93,947
Bajaj Holdings and Investment, Ltd. (f)	2,107	32,659
BF Investment, Ltd. (b)	7,045	5,890
BF Utilities, Ltd. (b)	9,035	68,912
Bharat Heavy Electricals, Ltd.	45,662	213,788
Bharti Airtel, Ltd.	89,317	449,506
Biocon, Ltd.	1,584	8,253
Cipla, Ltd.	31,166	224,594
Core Education & Technologies, Ltd.	6,683	41,673
Coromandel International, Ltd.	2,287	12,488
Dish TV India, Ltd. (b)	8,182	12,805
Dr. Reddy’s Laboratories, Ltd. ADR	9,662	298,169
Era Infra Engineering, Ltd.	2,375	6,218
Fortis Healthcare, Ltd. (b)	3,079	6,007
GAIL India, Ltd.	34,294	248,858
Gammon India, Ltd.	2,109	1,913
Godrej Industries, Ltd.	16,751	91,179
Grasim Industries, Ltd. GDR (c)	180	11,310
Grasim Industries, Ltd. GDR (c)	803	50,380
GTL, Ltd. (b)	1,496	891
Gujarat NRE Coke, Ltd.	9,766	3,462
Havells India, Ltd.	1,058	12,527
HCL Technologies, Ltd.	8,768	95,992
HDFC Bank, Ltd.	65,513	781,449
Hero Motocorp, Ltd.	9,976	355,633
Hindalco Industries, Ltd.	31,765	72,690
Hindustan Construction Co. (b)	10,733	3,653
Hindustan Unilever, Ltd.	79,182	819,442
Housing Development & Infrastructure, Ltd. (b)	9,068	16,745
Housing Development Finance Corp., Ltd.	67,761	994,864
ICICI Bank, Ltd. ADR	15,000	602,100
India Infoline, Ltd.	122,716	134,244
Indiabulls Infrastructure & Power, Ltd. (b)	35,571	4,350
Indiabulls Real Estate, Ltd. (b)	13,027	14,238
Indian Hotels Co., Ltd.	42,869	54,699
Infosys Technologies, Ltd. ADR (a)	26,118	1,267,768
Infrastructure Development Finance Co., Ltd.	3,872	11,338
IRB Infrastructure Developers, Ltd.	2,814	8,112
ITC, Ltd.	4,878	25,192
ITC, Ltd. GDR (c)(d)	47,189	243,708
ITC, Ltd. GDR (c)	3,286	16,906
IVRCL Infrastructures & Projects, Ltd.	11,003	9,690
Jai Corp., Ltd.	39,150	46,836
Jain Irrigation Systems, Ltd. (c)	7,479	9,883
Jain Irrigation Systems, Ltd. (c)	331	224
Jaiprakash Associates, Ltd.	40,215	62,711
Jet Airways India, Ltd. (b)	704	4,605
Jindal Steel & Power, Ltd.	3,695	29,924
JSW Steel, Ltd.	792	11,366
Lanco Infratech, Ltd. (b)	22,434	6,401
Larsen & Toubro, Ltd. GDR (a)	10,695	320,529
Mahindra & Mahindra, Ltd. GDR	18,318	294,004
Maruti Suzuki India, Ltd.	7,526	192,712
Mercator Lines, Ltd. (b)	103,893	42,841
Monnet Ispat, Ltd.	3,951	22,881
MRF, Ltd.	90	17,529
Nagarjuna Construction Co., Ltd.	7,396	6,576
Oil & Natural Gas Corp., Ltd.	89,235	475,147
OnMobile Global, Ltd.	2,287	2,060
Opto Circuits India, Ltd.	3,539	8,696
Punj Lloyd, Ltd.	8,003	8,284
Rajesh Exports, Ltd.	4,840	11,057
REI Agro, Ltd.	27,188	5,464
Reliance Capital, Ltd.	3,948	32,294
Reliance Communications, Ltd.	48,547	59,643
Reliance Industries, Ltd. GDR (d)	41,397	1,303,178
Reliance Infrastructure, Ltd.	11,601	118,242
Reliance MediaWorks, Ltd. (b)	35,874	54,683
Rolta India, Ltd.	3,695	5,089
Satyam Computer Services, Ltd. (b)	28,243	59,303
Sesa Goa, Ltd.	16,274	52,822
Siemens India, Ltd.	10,573	142,133
Sintex Industries, Ltd.	8,094	10,220
State Bank of India GDR	2,421	208,569

See accompanying notes to financial statements.

SPDR S&P Emerging Markets ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Sun TV Network, Ltd.	3,514	$23,255
Suzlon Energy, Ltd. (b)	215,945	72,671
Tata Consultancy Services, Ltd.	21,505	528,360
Tata Motors, Ltd. ADR	12,515	321,385
Tata Power Co., Ltd.	99,428	201,608
Tata Steel, Ltd.	16,815	127,806
Ultratech Cement, Ltd. GDR	384	14,327
Unitech, Ltd. (b)	73,588	33,903
United Breweries Holdings, Ltd.	5,808	14,794
United Breweries, Ltd.	2,469	30,593
United Spirits, Ltd.	1,584	36,521
Wipro, Ltd. ADR (a)	26,221	234,678
Zee Entertainment Enterprises, Ltd.	19,362	71,710

		13,024,409

INDONESIA — 3.1%
Astra International Tbk PT	1,560,500	1,206,656
Bank Central Asia Tbk PT	926,000	764,410
Bank Danamon Indonesia Tbk PT	223,218	145,780
Bank Mandiri Tbk PT	554,449	475,076
Bank Rakyat Indonesia Persero Tbk PT	843,000	656,254
Barito Pacific Tbk PT (b)	440,000	22,529
Bumi Resources Tbk PT	796,500	60,757
Indofood Sukses Makmur Tbk PT	581,500	343,310
Indosat Tbk PT	117,000	66,019
Kalbe Farma Tbk PT	642,000	315,298
Medco Energi Internasional Tbk PT	304,500	54,409
Perusahaan Gas Negara Tbk PT	668,000	287,931
Telekomunikasi Indonesia Tbk PT	338,500	334,255
United Tractors Tbk PT	193,318	418,149

		5,150,833

JORDAN — 0.1%
Arab Bank PLC	10,695	108,128

MALAYSIA — 3.6%
Aeon Co. M Bhd	185,400	667,234
Alliance Financial Group Bhd	200,800	268,697
Berjaya Sports Toto Bhd	98,300	139,257
Bintulu Port Holdings Bhd	84,094	195,343
Bursa Malaysia Bhd	41,293	83,086
Carlsberg Brewery Malay Bhd	298,397	1,122,711
Dialog Group Bhd	509,809	398,640
Digi.Com Bhd	259,600	448,450
Genting Bhd	157,000	447,397
Genting Malaysia Bhd	20,800	23,818
IGB Corp. Bhd	213,653	162,171
IOI Corp. Bhd	247,460	403,190
KFC Holdings Bhd	428,132	544,883
KNM Group Bhd (b)	126,012	27,829
Malaysian Airline System Bhd (b)	231,700	76,564
Malaysian Resources Corp. Bhd	282,900	148,091
Multi-Purpose Holdings Bhd	149,660	171,376
Naim Holdings Bhd	126,287	73,545
OSK Holdings Bhd	247,306	114,085
OSK Ventures International Bhd	27,900	3,742
SP Setia Bhd	14,800	17,625
TA Enterprise Bhd	255,000	42,966
TA Global Bhd	103,240	8,613
TA Global Bhd Preference Shares	98,826	7,922
Tebrau Teguh Bhd (b)	18,200	3,870
UEM Land Holdings Bhd (b)	404,488	222,326
Unisem M Bhd	16,000	5,235
WCT Bhd	234,200	206,884

		6,035,550

MEXICO — 6.4%
Alfa SAB de CV (a)	276,810	511,541
America Movil SAB de CV (a)	2,155,139	2,755,682
Axtel SAB de CV (b)	84,775	21,033
Cemex SAB de CV (a)(b)	506,811	422,170
Coca-Cola Femsa SAB de CV	33,865	438,627
Consorcio ARA SAB de CV (a)(b)	84,230	26,336
Corporacion GEO SAB de CV (a)(b)	35,766	43,924
Desarrolladora Homex SAB de CV (b)	15,726	36,082
Empresas ICA SAB de CV (b)	34,534	66,880
Fomento Economico Mexicano SAB de CV	116,025	1,069,896
Grupo Aeroportuario del Sureste SAB de CV	33,374	295,213
Grupo Bimbo SAB de CV (a)	165,458	412,318
Grupo Elektra SA de CV	4,919	202,028
Grupo Financiero Banorte SAB de CV	81,109	459,001
Grupo Financiero Inbursa SA	65,011	182,130
Grupo Mexico SAB de CV	242,241	800,358
Grupo Modelo SAB de CV (a)	43,075	388,730
Grupo Televisa SA de CV (Series CPO)	98,396	465,070
Impulsora Del Desarrollo Y El Empleo en America Latina SA de CV (a)(b)	87,688	145,882
Industrias CH SAB, Series B (b)	22,535	134,065
Industrias Penoles SA de CV	7,813	385,313
Kimberly-Clark de Mexico SAB de CV	136,241	325,840
Sare Holding SAB de CV (Class B) (a)(b)	100,157	8,958
Telefonos de Mexico SA de CV (a)	50,610	40,505
TV Azteca SAB de CV (a)	193,777	133,684
Urbi Desarrollos Urbanos SA de CV (b)	37,739	23,276
Wal-Mart de Mexico SAB de CV (a)	298,172	839,745

		10,634,287

MOROCCO — 0.4%
Banque Marocaine du Commerce Exterieur	13,715	266,067
Banque Marocaine pour le Commerce et l’Industrie SA	1,211	116,762
Douja Promotion Groupe Addoha SA	8,331	61,864
Holcim Maroc SA	728	146,129

		590,822

PERU — 1.1%
Compania de Minas Buenaventura SA	13,971	533,605
Credicorp, Ltd.	5,050	632,664
Southern Copper Corp.	13,262	455,682
Volcan Compania Minera SAA (Class B)	193,445	217,546

		1,839,497

PHILIPPINES — 0.9%
Ayala Land, Inc.	674,680	385,739
Bank of the Philippine Islands	215,498	412,244

See accompanying notes to financial statements.

SPDR S&P Emerging Markets ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

BDO Unibank, Inc.	172,234	$267,961
Filinvest Land, Inc.	3,101,000	101,099
Philippine Long Distance Telephone Co.	5,165	344,705

		1,511,748

POLAND — 1.2%
Asseco Poland SA	4,079	56,890
Bank BPH SA (b)	868	11,434
Bank Pekao SA	7,447	366,823
Bioton SA (b)	171,139	3,740
BRE Bank SA (b)	1,206	118,885
Cersanit SA (b)	17,395	13,412
Get Bank SA (b)	40,680	21,714
Getin Holding SA (b)	14,977	9,350
Globe Trade Centre SA (b)	9,137	21,220
Grupa Lotos SA (b)	5,563	54,526
KGHM Polska Miedz SA	7,978	379,780
Orbis SA	3,816	46,218
Polimex- Mostostal SA (b)	35,691	9,136
Polski Koncern Naftowy Orlen SA GDR (b)	10,715	304,370
Powszechna Kasa Oszczednosci Bank Polski SA	23,800	264,482
Telekomunikacja Polska SA	48,831	250,744

		1,932,724

RUSSIA — 8.8%
Evraz PLC	10,594	42,186
Gazprom OAO ADR (c)	67,600	682,084
Gazprom OAO ADR (c)	352,316	3,533,730
Integra Group Holdings GDR (b)	5,834	7,526
LSR Group OJSC GDR	5,020	23,343
LSR Group OJSC GDR	903	4,199
Lukoil OAO ADR	44,558	2,744,773
Mechel OAO ADR (a)	13,881	97,722
MMC Norilsk Nickel OJSC ADR (a)	48,752	777,594
Mobile TeleSystems ADR	42,636	746,983
Mobile Telesystems OJSC	21,876	160,663
NovaTek OAO GDR	10,921	1,291,954
Novolipetsk Steel OJSC GDR	1,498	29,660
Novorossiysk Commercial Sea Trade Port PJSC GDR	2,751	18,569
Pharmstandard GDR (b)	3,082	43,764
Polymetal International PLC	5,416	94,891
Rosneft Oil Co. GDR	146,133	982,014
Rostelecom ADR	4,819	122,885
Sberbank of Russia ADR	28,810	335,637
Severstal GDR (a)	24,764	309,798
Sistema JSFC GDR	6,582	134,010
Surgutneftegas OJSC ADR	129,502	1,168,108
Tatneft ADR	15,086	625,616
TMK OAO GDR	2,250	34,223
Uralkali OJSC GDR	3,844	159,026
VimpelCom, Ltd. ADR	26,162	311,328
VTB Bank OJSC GDR (d)	36,883	122,820
X5 Retail Group NV GDR (b)	1,833	38,511

		14,643,617

SOUTH AFRICA — 10.0%
ABSA Group, Ltd.	17,635	296,013
Adcock Ingram Holdings, Ltd. (a)	5,504	39,617
Adcorp Holdings, Ltd.	24,855	84,345
Afgri, Ltd.	130,892	82,331
African Bank Investments, Ltd. (a)	70,606	282,812
African Rainbow Minerals, Ltd. (a)	8,663	171,115
Allied Electronics Corp., Ltd. Preference Shares	30,320	80,842
Anglo Platinum, Ltd. (a)	3,177	164,796
AngloGold Ashanti, Ltd.	13,095	464,086
Aquarius Platinum, Ltd.	21,747	14,661
ArcelorMittal South Africa, Ltd. (a)(b)	10,168	50,525
Aspen Pharmacare Holdings, Ltd. (b)	28,308	490,604
Aveng, Ltd.	29,343	111,274
Avusa, Ltd. (b)(f)	5,682	16,252
Barloworld, Ltd.	12,555	109,403
Bidvest Group, Ltd.	18,407	459,553
Business Connexion Group, Ltd.	108,029	65,332
Cadiz Holdings	70,690	14,650
Coronation Fund Managers, Ltd.	100,974	379,365
Discovery Holdings, Ltd.	16,535	111,220
Eqstra Holdings, Ltd.	16,175	12,742
FirstRand, Ltd.	233,833	790,387
Gold Fields, Ltd.	39,212	507,309
Grindrod, Ltd.	49,391	85,000
Group Five, Ltd.	14,023	43,168
Harmony Gold Mining Co., Ltd.	11,816	100,000
Impala Platinum Holdings, Ltd. (a)	30,144	507,810
Imperial Holdings, Ltd.	9,688	220,163
Investec, Ltd.	10,699	66,260
Invicta Holdings, Ltd.	29,953	296,584
JD Group, Ltd. (a)	10,547	59,438
Kagiso Media, Ltd.	54,962	128,227
Kumba Iron Ore, Ltd. (a)	3,061	186,573
Lewis Group, Ltd. (a)	12,686	109,945
Massmart Holdings, Ltd.	8,259	167,069
MMI Holdings, Ltd.	46,954	120,584
MTN Group, Ltd.	76,107	1,477,746
Murray & Roberts Holdings, Ltd. (b)	35,154	94,200
Naspers, Ltd.	21,992	1,372,563
Nedbank Group, Ltd.	20,245	448,984
Netcare, Ltd.	110,450	239,610
Northam Platinum, Ltd. (a)	14,081	51,231
Pretoria Portland Cement Co., Ltd.	10,753	37,793
PSG Group, Ltd.	21,887	179,050
Reinet Investments SCA ADR (b)	8,831	16,750
Remgro, Ltd.	22,666	399,003
RMB Holdings, Ltd.	47,483	212,924
RMI Holdings	58,254	152,004
Sanlam, Ltd.	107,128	487,786
Sappi, Ltd. (a)(b)	14,912	42,760
Sasol, Ltd.	24,077	1,086,349
Shoprite Holdings, Ltd.	37,761	770,400
Standard Bank Group, Ltd.	47,015	601,879
Steinhoff International Holdings, Ltd. (a)(b)	91,768	290,058
Sun International, Ltd.	8,734	89,974

See accompanying notes to financial statements.

SPDR S&P Emerging Markets ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Super Group, Ltd. (b)	6,890	$12,818
Telkom SA, Ltd. (b)	14,127	30,133
The Foschini Group, Ltd.	16,547	253,705
Tiger Brands, Ltd.	10,314	341,402
Trans Hex Group, Ltd. (b)	1,382	504
Truworths International, Ltd.	32,773	373,361
Wilson Bayly Holmes-Ovcon, Ltd.	12,151	202,857
Woolworths Holdings, Ltd.	67,346	496,169

		16,652,068

TAIWAN — 11.5%
Acer, Inc. (b)	133,758	131,415
Advanced Semiconductor Engineering, Inc.	363,007	279,870
Asustek Computer, Inc.	29,340	318,788
AU Optronics Corp. ADR (a)(b)	58,126	202,278
Catcher Technology Co., Ltd.	31,000	145,940
Cathay Financial Holding Co., Ltd.	223,878	240,577
Chang Hwa Commercial Bank	335,759	182,120
Chimei Innolux Corp. (b)	122,383	44,463
China Development Financial Holding Corp. (b)	626,945	155,060
China Steel Chemical Corp.	201,345	889,494
China Steel Corp.	393,406	359,002
Chinatrust Financial Holding Co., Ltd.	509,268	307,505
Chipbond Technology Corp.	14,000	22,208
Chunghwa Telecom Co., Ltd.	129,457	414,690
CMC Magnetics Corp. (b)	159,000	27,012
Compal Electronics, Inc.	261,774	235,309
Delta Electronics, Inc.	103,340	400,126
Elite Semiconductor Memory Technology, Inc. (b)	83,750	71,998
Epistar Corp.	29,850	63,746
Etron Technology, Inc. (b)	12,445	4,122
Far Eastern New Century Corp.	270,131	305,024
Formosa Chemicals & Fibre Corp.	134,460	361,453
Formosa Epitaxy, Inc. (b)	12,000	8,760
Formosa Plastics Corp.	211,610	604,940
Foxconn Technology Co., Ltd.	59,051	229,649
Fubon Financial Holding Co., Ltd.	328,903	357,924
Giant Manufacturing Co., Ltd.	152,802	810,572
Grape King, Inc.	135,000	306,719
Hiwin Technologies Corp.	8,400	61,610
Hon Hai Precision Industry Co., Ltd.	339,737	1,066,260
Hotai Motor Co., Ltd.	78,000	557,456
HTC Corp.	45,198	437,895
Hua Nan Financial Holdings Co., Ltd.	346,368	194,373
Lite-On Technology Corp.	136,612	176,395
MediaTek, Inc.	35,329	373,013
Mega Financial Holding Co., Ltd.	253,569	195,496
Mosel Vitelic, Inc. (b)	6,827	536
Nan Ya Plastics Corp.	207,690	416,606
National Petroleum Co., Ltd.	290,000	306,190
Neo Solar Power Corp. (b)	12,768	8,298
Novatek Microelectronics Corp.	26,225	94,832
Pan Jit International, Inc. (b)	13,000	5,388
Pegatron Corp.	45,686	59,458
Pou Chen Corp.	190,531	194,993
Powerchip Technology Corp. (b)	85,675	2,455
Powertech Technology, Inc.	57,285	110,022
Precision Silicon Corp.	25,909	12,993
ProMOS Technologies, Inc. (b)(e)	130,950	0
Quanta Computer, Inc.	181,664	482,768
Raydium Semiconductor Corp.	10,001	26,202
Shin Kong Financial Holding Co., Ltd. (b)	201,252	56,091
Siliconware Precision Industries Co.	132,578	147,668
SinoPac Financial Holdings Co., Ltd.	446,480	188,105
Solar Applied Materials Technology Corp.	137,250	178,858
Solartech Energy Corp. (b)	8,993	6,473
Taishin Financial Holdings Co., Ltd.	428,495	165,180
Taiwan Cement Corp.	231,533	286,716
Taiwan Semiconductor Manufacturing Co., Ltd.	903,000	2,766,282
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	125,853	1,990,994
Taiwan Tea Corp.	83,913	46,804
Tatung Co., Ltd. (b)	135,885	35,045
Tripod Technology Corp.	57,320	140,790
Uni-President Enterprises Corp.	73,370	130,153
United Microelectronics Corp. ADR	196,999	403,848
Unity Opto Technology Co., Ltd. (b)	12,759	13,711
Visual Photonics Epitaxy Co., Ltd.	120,259	166,152
Wistron Corp.	113,355	136,118

		19,122,991

THAILAND — 2.5%
Advanced Info Service PCL	94,815	659,208
Bangkok Expressway PCL	271,759	260,458
Banpu PCL	10,808	137,646
Electricity Generating PCL	61,674	260,482
IRPC PCL	693,758	96,017
Kasikornbank PCL	1,200	7,115
Kasikornbank PCL	43,400	257,326
PTT Exploration & Production PCL	84,498	446,099
PTT PCL	57,224	611,654
Siam Cement PCL (c)	10,800	139,649
Siam Cement PCL (c)	19,600	222,235
Siam Commercial Bank PCL	89,702	496,887
Thai Oil PCL	85,595	181,451
Tisco Financial Group PCL	119,453	179,490
TMB Bank PCL	3,470,717	205,221

		4,160,938

TURKEY — 1.8%
Akbank TAS	78,564	310,651
Anadolu Efes Biracilik Ve Malt Sanayii AS	16,889	251,134
Dogan Sirketler Grubu Holdings AS (b)	113,686	45,586
Dogan Yayin Holding AS (b)	94,138	31,980
Eregli Demir ve Celik Fabrikalari TAS	102,562	126,232
Haci Omer Sabanci Holding AS	41,908	183,913
KOC Holding AS	62,892	251,484
Migros Ticaret AS (b)	660	6,873
Tupras-Turkiye Petrol Rafinerileri AS	9,523	217,444
Turkcell Iletisim Hizmetleri AS (b)	36,113	220,226
Turkiye Garanti Bankasi AS	168,635	704,368
Turkiye Is Bankasi	98,133	308,237

See accompanying notes to financial statements.

SPDR S&P Emerging Markets ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Ulker Biskuvi Sanayi AS	39,896	$169,307
Yapi ve Kredi Bankasi AS (b)	63,132	150,482

		2,977,917

UNITED KINGDOM — 0.2%
British American Tobacco PLC	5,634	289,977

TOTAL COMMON STOCKS —
(Cost $167,569,711)		158,739,962

WARRANTS — 0.0% (g)
MALAYSIA — 0.0% (g)
Dialog Group Bhd (expiring 11/30/16) (b) (Cost $0)	41,450	6,781

RIGHTS — 0.0% (g)
INDIA — 0.0% (g)
Coromandel International, Ltd. (b) (Cost $818)	45,105	125

SHORT TERM INVESTMENTS — 6.2%
UNITED STATES — 6.2%
MONEY MARKET FUNDS — 6.2%
State Street Navigator Securities Lending Prime Portfolio (h)(i)	9,456,178	9,456,178
State Street Institutional Liquid Reserves Fund 0.21% (i)(j)(k)	846,305	846,305

TOTAL SHORT TERM INVESTMENTS —
(Cost $10,302,483)		10,302,483

TOTAL INVESTMENTS — 101.8%
(Cost $177,873,012)		169,049,351
OTHER ASSETS & LIABILITIES — (1.8)%		(3,026,850)

NET ASSETS — 100.0%		$166,022,501

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.1% of net assets as of September 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 3 inputs. (Note 2)
(f)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs. (Note 2)
(g)	Amount shown represents less than 0.05% of net assets.
(h)	Investments of cash collateral for securities loaned.
(i)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(j)	Security, or a portion thereof, is designated on the Fund’s books of pledged as collateral for futures contracts.
(k)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
PLC = Public Limited Company
SCA = Societe en Commandite par Actions

At September 30, 2012, open futures contracts purchased were as follows:

	Expiration		Aggregate		Unrealized
Futures	Date	Contracts	Face Value	Value	Depreciation

MSCI Taiwan Index Futures	10/30/2012	177	$4,900,085	$4,874,580	$(25,505)

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Dividend ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.4%
BRAZIL — 20.2%
AES Tiete SA Preference Shares	203,048	$2,281,888
Banco do Brasil SA	89,638	1,095,733
Banco do Brasil SA ADR (a)	875,734	10,894,131
Bradespar SA Preference Shares	110,814	1,537,020
Companhia de Transmissao de Energia Electrica Paulista Preference Shares	65,156	1,210,113
Companhia Energetica de Minas Gerais ADR	479,230	5,808,268
CPFL Energia SA ADR	279,453	6,122,815
EDP — Energias do Brasil SA	705,620	4,476,207
Eletropaulo Metropolitana SA Preference Shares	748,040	7,263,598
Natura Cosmeticos SA	7,685	209,284
Oi SA ADR (a)	1,755,228	7,056,017
Souza Cruz SA	9,813	133,013
Sul America SA	19,991	147,804
Tractebel Energia SA	33,105	522,161
Tractebel Energia SA ADR (a)	265,201	4,161,004
Vale SA Preference Shares ADR (a)	462,775	8,033,774

		60,952,830

CHILE — 1.4%
AES Gener SA	8,508	5,154
Aguas Andinas SA Class A	4,197,512	2,812,789
Banco de Chile ADR (a)	1,875	156,375
Corpbanca SA ADR (a)	66,536	1,202,971
ENTEL Chile SA	8,279	172,523

		4,349,812

CHINA — 7.2%
Anta Sports Products, Ltd. (a)	2,841,000	2,183,905
Bank of China, Ltd. (a)	397,536	151,257
China Citic Bank Corp., Ltd. (a)	18,099,000	8,590,503
Dongyue Group (a)	11,604,000	5,163,486
Guangzhou R&F Properties Co., Ltd. (a)	2,799,511	3,224,407
Jiangsu Expressway Co., Ltd. (a)	160,000	132,693
Lonking Holdings, Ltd. (a)	6,756,000	1,132,789
Soho China, Ltd. (a)	176,000	108,961
Zhejiang Expressway Co., Ltd. (a)	1,236,000	860,852

		21,548,853

CZECH REPUBLIC — 3.5%
CEZ AS	197,371	7,354,840
Komercni Banka AS	828	164,989
New World Resources PLC (a)	137,383	617,925
Telefonica O2 Czech Republic AS (a)	118,915	2,401,097

		10,538,851

EGYPT — 0.5%
Telecom Egypt	573,888	1,367,711

HONG KONG — 0.4%
Bosideng International Holdings, Ltd. (a)	3,083,600	867,023
China Mobile, Ltd.	15,837	175,564
China Rongsheng Heavy Industries Group Holdings, Ltd. (a)	540,500	71,804

		1,114,391

INDONESIA — 1.9%
AKR Corporindo Tbk PT	357,500	158,765
Aneka Tambang Persero Tbk PT	11,516,000	1,624,514
Astra Agro Lestari Tbk PT	66,000	151,379
Indo Tambangraya Megah Tbk PT	876,500	3,860,447

		5,795,105

MALAYSIA — 4.3%
British American Tobacco Malaysia Bhd	7,500	148,209
Digi.Com Bhd	124,700	215,415
Malayan Banking Bhd	2,956,351	8,714,779
Maxis Bhd	1,708,400	3,867,864

		12,946,267

MEXICO — 0.1%
Grupo Aeroportuario del Pacifico SAB de CV	35,509	149,827
Kimberly-Clark de Mexico SAB de CV	86,174	206,098

		355,925

MOROCCO — 0.4%
Maroc Telecom	96,755	1,155,173

PHILIPPINES — 1.1%
Philippine Long Distance Telephone Co. ADR	51,656	3,409,813

POLAND — 8.7%
Asseco Poland SA	11,272	157,211
KGHM Polska Miedz SA	258,976	12,328,148
Powszechny Zaklad Ubezpieczen SA	85,607	9,620,115
Synthos SA	934,024	1,661,887
Tauron Polska Energia SA	1,609,577	2,461,934

		26,229,295

RUSSIA — 6.5%
CTC Media, Inc. (a)	17,321	157,794
Gazprom Neft JSC ADR (b)	286	7,027
Gazprom Neft JSC ADR (b)	5,497	130,279
Gazprom OAO ADR (b)	909,786	9,179,741
Gazprom OAO ADR (b)	42,692	428,201
Surgutneftegas OJSC ADR Preference Shares	1,491,253	9,779,637

		19,682,679

SOUTH AFRICA — 8.9%
African Bank Investments, Ltd. (a)	1,506,328	6,033,600
Kumba Iron Ore, Ltd. (a)	137,442	8,377,296
MMI Holdings, Ltd.	1,330,938	3,418,018
Redefine Properties, Ltd.	1,490,295	1,688,766
Resilient Property Income Fund, Ltd.	88,902	517,176
Vodacom Group, Ltd.	540,166	6,684,032

		26,718,888

SOUTH KOREA — 6.4%
Korea Exchange Bank (c)	392,450	2,997,863
KT Corp. ADR	397,136	6,211,207
KT&G Corp.	2,287	174,289
SK Telecom Co., Ltd.	75,447	9,978,819

		19,362,178

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Dividend ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

TAIWAN — 15.0%
Asia Cement Corp.	137,572	$173,880
Chicony Electronics Co., Ltd.	653,446	1,538,123
China Development Financial Holding Corp. (c)	19,234,000	4,757,075
China Steel Chemical Corp.	211,000	932,147
Chunghwa Telecom Co., Ltd. ADR (a)	186,323	5,915,755
Compal Electronics, Inc.	150,000	134,836
Far Eastern New Century Corp.	2,643,830	2,985,340
Farglory Land Development Co., Ltd.	525,000	981,459
Highwealth Construction Corp.	935,000	1,570,906
HTC Corp.	930,105	9,011,200
LCY Chemical Corp.	94,000	136,446
Lite-On Technology Corp.	1,714,754	2,214,114
Macronix International Co., Ltd.	756,412	252,623
Pou Chen Corp.	163,000	166,817
Prime View International Co., Ltd.	3,677,000	4,013,987
Quanta Computer, Inc.	56,000	148,819
Taiwan Cement Corp.	3,411,000	4,223,969
Taiwan Mobile Co., Ltd.	53,200	194,191
TSRC Corp.	1,179,800	2,616,098
United Microelectronics Corp. ADR (a)	1,587,002	3,253,354
Wistron Corp.	118,670	142,500

		45,363,639

THAILAND — 3.6%
Advanced Info Service PCL	30	209
Advanced Info Service PCL, NVDR	20,749	144,259
BTS Group Holdings PCL (a)	880,336	161,595
Electricity Generating PCL, NVDR	1,600	6,758
Land and Houses PCL, NVDR	547,245	161,791
Thai Oil PCL (a)	4,826,500	10,231,615

		10,706,227

TURKEY — 9.3%
Arcelik AS	28,696	152,781
Aygaz AS	184,309	786,259
Eregli Demir ve Celik Fabrikalari TAS	7,769,049	9,562,040
Ford Otomotiv Sanayi AS	87,033	901,545
Tofas Turk Otomobil Fabrikasi AS	325,013	1,643,527
Tupras-Turkiye Petrol Rafinerileri AS	406,941	9,291,925
Turk Telekomunikasyon AS	1,157,845	4,616,936
Ulker Biskuvi Sanayi AS	270,677	1,148,674

		28,103,687

TOTAL COMMON STOCKS —
(Cost $311,247,820)		299,701,324

SHORT TERM INVESTMENTS — 11.9%
UNITED STATES — 11.9%
MONEY MARKET FUNDS — 11.9%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	28,742,094	28,742,094
State Street Institutional Liquid Reserves Fund 0.21% (e)(f)	7,076,913	7,076,913

TOTAL SHORT TERM INVESTMENTS —
(Cost $35,819,007)		35,819,007

TOTAL INVESTMENTS — 111.3%
(Cost $347,066,827)		335,520,331
OTHER ASSETS & LIABILITIES — (11.3)%		(34,004,871)

NET ASSETS — 100.0%		$301,515,460

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(c)	Non-income producing security.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
NVDR = Non Voting Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P BRIC 40 ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.8%
BRAZIL — 21.1%
Banco Bradesco SA Preference Shares ADR	637,902	$10,251,085
BRF — Brasil Foods SA ADR (a)	228,247	3,948,673
Companhia de Bebidas das Americas Preference Shares ADR	250,871	9,600,833
Companhia Energetica de Minas Gerais ADR	161,095	1,952,471
Companhia Siderurgica Nacional SA ADR (a)	263,953	1,486,055
Gerdau SA ADR (a)	311,191	2,959,426
Itau Unibanco Holding SA Preference Shares ADR	756,441	11,558,419
Petroleo Brasileiro SA ADR	550,259	12,622,942
Vale SA ADR (a)	449,913	8,053,443

		62,433,347

CHINA — 34.1%
Agricultural Bank of China, Ltd. (a)	8,337,000	3,247,379
Baidu, Inc. ADR (b)	91,323	10,668,353
Bank of China, Ltd.	20,642,254	7,854,080
China Construction Bank Corp.	24,868,610	17,256,392
China Life Insurance Co., Ltd.	2,675,000	7,728,372
China Merchants Bank Co., Ltd. (a)	1,349,936	2,273,906
China Petroleum & Chemical Corp.	5,754,288	5,373,365
China Shenhua Energy Co., Ltd. (a)	1,168,500	4,536,401
China Telecom Corp., Ltd.	4,752,610	2,746,164
Industrial & Commercial Bank of China (a)	21,284,960	12,573,452
PetroChina Co., Ltd.	7,486,171	9,810,015
Ping An Insurance Group Co. of China, Ltd. (a)	631,000	4,769,174
Tencent Holdings, Ltd.	355,900	12,127,660

		100,964,713

HONG KONG — 12.5%
China Mobile, Ltd.	1,758,000	19,488,615
China Overseas Land & Investment, Ltd. (a)	1,346,560	3,424,907
China Unicom (Hong Kong), Ltd. (a)	1,692,000	2,775,899
CNOOC, Ltd.	5,550,221	11,382,132

		37,071,553

INDIA — 4.9%
HDFC Bank, Ltd. ADR	52,254	1,963,705
ICICI Bank, Ltd. ADR	20,331	816,086
Infosys Technologies, Ltd. ADR (a)	121,790	5,911,687
Reliance Industries, Ltd. GDR (c)	183,499	5,776,549

		14,468,027

RUSSIA — 27.2%
Gazprom OAO ADR (d)	2,006,916	20,129,368
Gazprom OAO ADR (d)	51,128	515,882
Lukoil OAO ADR (d)	1,800	110,772
Lukoil OAO ADR (a)(d)	204,950	12,624,920
MMC Norilsk Nickel OJSC ADR	274,862	4,384,049
Mobile TeleSystems ADR	166,176	2,911,404
NovaTek OAO GDR	32,548	3,850,428
Rosneft Oil Co. GDR	572,288	3,845,775
Sberbank of Russia ADR (a)(d)	1,838,428	21,564,760
Sberbank of Russia ADR (d)	15,234	177,476
Surgutneftegas OJSC ADR (d)	335,564	3,026,787
Surgutneftegas OJSC ADR (d)	6,700	60,997
Tatneft ADR	85,327	3,538,511
Uralkali OJSC GDR	98,009	4,054,632

		80,795,761

TOTAL COMMON STOCKS —
(Cost $332,982,460)		295,733,401

SHORT TERM INVESTMENTS — 12.6%
UNITED STATES — 12.6%
MONEY MARKET FUNDS — 12.6%
State Street Navigator Securities Lending Prime Portfolio (e)(f)	37,126,518	37,126,518
State Street Institutional Liquid Reserves Fund 0.21% (f)(g)	168,879	168,879

TOTAL SHORT TERM INVESTMENTS —
(Cost $37,295,397)		37,295,397

TOTAL INVESTMENTS — 112.4%
(Cost $370,277,857)		333,028,798
OTHER ASSETS & LIABILITIES — (12.4)%		(36,704,575)

NET ASSETS — 100.0%		$296,324,223

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 2.0% of net assets as of September 30, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(e)	Investments of cash collateral for securities loaned.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P Emerging Europe ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.5%
CZECH REPUBLIC — 3.9%
CEZ AS	52,394	$1,952,412
Komercni Banka AS	3,565	710,370
Telefonica O2 Czech Republic AS	21,449	433,092
Unipetrol (a)	35,136	306,743

		3,402,617

HUNGARY — 3.3%
Magyar Telekom Telecommunications PLC	174,140	333,999
MOL Hungarian Oil and Gas NyRt (b)	10,819	896,922
OTP Bank NyRt (b)	45,194	794,413
Richter Gedeon NyRt	4,632	811,070

		2,836,404

POLAND — 13.6%
Agora SA	42,121	98,480
Asseco Poland SA	20,411	284,673
Bank Pekao SA	27,357	1,347,547
Bioton SA (a)	1,002,611	21,908
BRE Bank SA (a)	4,779	471,105
Cersanit SA (a)	75,894	58,516
Echo Investment SA (a)	124,809	171,033
Get Bank SA (a)	226,142	120,711
Getin Holding SA (a)	77,276	48,244
Globe Trade Centre SA (a)	50,254	116,711
ING Bank Slaski SA (a)	19,567	513,675
KGHM Polska Miedz SA	32,988	1,570,342
Lubelski Wegiel Bogdanka SA	9,289	349,401
Netia SA (a)	375,552	720,964
Orbis SA	6,219	75,322
Polimex- Mostostal SA (a)	141,838	36,306
Polska Grupa Energetyczna SA	95,065	548,985
Polski Koncern Naftowy Orlen SA (a)	57,771	820,521
Powszechna Kasa Oszczednosci Bank Polski SA	141,200	1,569,109
Powszechny Zaklad Ubezpieczen SA	5,637	633,460
Tauron Polska Energia SA	370,618	566,880
Telekomunikacja Polska SA	290,006	1,489,160
TVN SA	74,200	160,743

		11,793,796

RUSSIA — 61.2%
Etalon Group, Ltd. GDR (a)	12,385	77,778
Eurasia Drilling Co., Ltd. GDR	4,940	163,020
Evraz PLC	104,394	415,707
Federal Hydrogenerating Co. JSC ADR	179,421	477,260
Gazprom Neft JSC ADR (c)	2,276	53,941
Gazprom Neft JSC ADR (c)	21,404	525,896
Gazprom OAO ADR (c)	26,019	262,532
Gazprom OAO ADR (c)	1,181,059	11,846,022
Globaltrans Investment PLC GDR	14,608	303,554
Integra Group Holdings GDR (a)	116,159	149,845
LSR Group OJSC GDR	36,490	169,678
Lukoil OAO ADR	107,450	6,618,920
Magnit OJSC GDR	43,445	1,476,696
Mechel OAO ADR (b)	26,333	185,384
MMC Norilsk Nickel OJSC ADR	179,031	2,855,544
Mobile TeleSystems ADR	92,946	1,628,414
Mobile Telesystems OJSC	111,831	821,316
NOMOS-BANK GDR (a)	4,422	55,275
NovaTek OAO GDR	26,387	3,121,582
Novolipetsk Steel OJSC GDR	8,395	166,221
O’Key Group SA GDR	6,800	65,280
Pharmstandard GDR (a)	9,099	129,206
Phosagro OAO GDR	4,000	53,640
PIK Group GDR (a)	65,285	144,215
Polymetal International PLC	44,637	782,066
Rosneft Oil Co. GDR	465,221	3,126,285
Rostelecom ADR	44,478	1,134,189
Sberbank	2,070,792	6,057,067
Severstal GDR (b)	65,207	815,740
Sistema JSFC GDR	29,458	599,765
Surgutneftegas OJSC ADR (b)	307,870	2,776,987
Tatneft ADR	40,340	1,672,900
TMK OAO GDR	8,235	125,254
Uralkali OJSC GDR	42,752	1,768,650
VimpelCom, Ltd. ADR	75,909	903,317
VTB Bank OJSC GDR (b)	276,337	920,202
X5 Retail Group NV GDR (a)	13,251	278,403
Yandex NV (a)	10,707	258,146

		52,985,897

TURKEY — 17.1%
Akbank TAS	303,461	1,199,918
Anadolu Anonim Turk Sigorta (a)	328,991	166,731
Anadolu Efes Biracilik Ve Malt Sanayii AS	69,461	1,032,863
Arcelik AS	144,296	768,250
Asya Katilim Bankasi AS (a)	98,999	109,166
BIM Birlesik Magazalar AS	17,310	723,017
Coca-Cola Icecek AS	4,590	85,890
Dogan Sirketler Grubu Holdings AS (a)	338,894	135,890
Dogan Yayin Holding AS (a)	782,622	265,872
Dogus Otomotiv Servis ve Ticaret AS	167,682	565,913
Enka Insaat ve Sanayi AS	142,528	357,193
Eregli Demir ve Celik Fabrikalari TAS	387,696	477,171
Haci Omer Sabanci Holding AS	159,020	697,860
KOC Holding AS	216,833	867,042
Koza Altin Isletmeleri AS	2,106	45,273
Tupras-Turkiye Petrol Rafinerileri AS	29,882	682,313
Turk Hava Yollari Anonim Ortakligi (a)	370,589	776,016
Turk Telekomunikasyon AS	52,729	210,258
Turkcell Iletisim Hizmetleri AS (a)	183,232	1,117,393
Turkiye Garanti Bankasi AS	612,837	2,559,745
Turkiye Halk Bankasi AS	40,330	314,446
Turkiye Is Bankasi	257,984	810,331
Ulker Biskuvi Sanayi AS	8,421	35,736
Vestel Elektronik Sanayi (a)	171,464	174,749
Yapi ve Kredi Bankasi AS (a)	285,924	681,530

		14,860,566

UNITED KINGDOM — 0.4%
Polyus Gold International Ltd. (a)	89,862	314,524

TOTAL COMMON STOCKS —
(Cost $112,159,398)		86,193,804

See accompanying notes to financial statements.

SPDR S&P Emerging Europe ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

SHORT TERM INVESTMENTS — 2.0%
UNITED STATES — 2.0%
MONEY MARKET FUNDS — 2.0%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	1,703,341	$1,703,341
State Street Institutional Liquid Reserves Fund 0.21% (e)(f)	100	100

TOTAL SHORT TERM INVESTMENTS —
(Cost $1,703,441)		1,703,441

TOTAL INVESTMENTS — 101.5%
(Cost $113,862,839)		87,897,245
OTHER ASSETS & LIABILITIES — (1.5)%		(1,258,192)

NET ASSETS — 100.0%		$86,639,053

(a)	Non-income producing security
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P Emerging Latin America ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.6%
BRAZIL — 57.4%
AES Tiete SA Preference Shares	33,488	$376,344
All America Latina Logistica SA	81,001	334,576
B2W Companhia Global do Varejo (a)	31,901	167,461
Banco Bradesco SA Preference Shares ADR	253,405	4,072,218
Banco do Brasil SA	79,244	968,677
Banco do Brasil SA ADR (b)	30,327	377,268
Banco Santander Brazil SA ADS	84,466	622,514
BM&FBOVESPA SA	270,259	1,631,838
BR Malls Participacoes SA	43,311	600,949
BR Properties SA	22,900	298,553
Bradespar SA Preference Shares	46,590	646,216
Braskem SA Preference Shares ADR (b)	21,213	299,315
BRF — Brasil Foods SA	27,932	482,009
BRF — Brasil Foods SA ADR (b)	52,504	908,319
CCR SA	116,357	1,052,421
Centrais Eletricas Brasileiras SA	6,389	38,105
Centrais Eletricas Brasileiras SA ADR	46,516	275,840
CETIP SA — Balcao Organizado de Ativos e Derivativos	27,200	356,625
Cia Hering	16,600	374,989
Cielo SA	30,198	753,015
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR	20,957	945,370
Companhia de Bebidas das Americas Preference Shares ADR	119,646	4,578,852
Companhia de Saneamento Basico do Estado de Sao Paulo	27,266	1,115,342
Companhia Energetica de Minas Gerais ADR	86,520	1,048,622
Companhia Energetica de Sao Paulo Preference Shares	41,132	438,933
Companhia Paranaense de Energia Preference Shares	22,505	367,170
Companhia Siderurgica Nacional SA ADR (b)	125,338	705,653
Cosan SA Industria e Comercio	26,661	486,621
CPFL Energia SA ADR (b)	12,069	264,432
Cyrela Brazil Realty SA	55,868	479,152
Cyrela Commercial Properties SA Empreendimentos e Participacoes	43,542	532,042
Diagnosticos da America SA	26,030	156,529
Duratex SA	90,584	593,386
Empresa Brasileira de Aeronautica SA	79,627	534,170
Fertilizantes Heringer SA (a)	4,198	29,569
Fibria Celulose SA ADR (a)(b)	45,663	426,492
Gafisa SA (a)	39,320	86,439
Gerdau SA ADR	77,003	732,299
Gerdau SA Preference Shares	14,977	142,329
Gol Linhas Aereas Inteligentes SA Preference Shares (a)	25,524	145,560
Hypermarcas SA (a)	40,600	297,976
Investimentos Itau SA	73,750	472,934
Investimentos Itau SA Preference Shares	379,550	1,689,342
Itau Unibanco Holding SA Preference Shares ADR	297,579	4,547,007
JBS SA (a)	123,904	410,408
Klabin SA Preference Shares	68,900	359,986
LLX Logistica SA (a)	72,784	103,321
Lojas Americanas SA Preference Shares	142,954	1,118,240
Lojas Renner SA	25,015	837,204
Metalurgica Gerdau SA Preference Shares	66,876	805,294
MMX Mineracao e Metalicos SA (a)	14,695	35,999
MRV Engenharia e Participacoes SA	2,364	14,134
Multiplan Empreendimentos Imobiliarios SA	10,100	297,155
Natura Cosmeticos SA	31,871	867,938
OGX Petroleo e Gas Participacoes SA (a)	100,902	305,869
OGX Petroleo e Gas Participacoes SA ADR (a)(b)	79,402	239,794
Oi SA	537	2,626
Oi SA ADR (b)(c)	138,270	555,845
Oi SA ADR (b)(c)	18,953	94,007
Oi SA Preference Shares	5,507	22,122
PDG Realty SA Empreendimentos e Participacoes	146,266	275,402
Petroleo Brasileiro SA ADR	196,265	4,502,319
Petroleo Brasileiro SA Preference Shares ADR	269,643	5,951,021
Souza Cruz SA	81,017	1,098,170
Telefonica Brasil SA Preference Shares	46,966	1,025,298
Tim Participacoes SA	28,423	109,696
Tim Participacoes SA ADR	27,239	523,534
Totvs SA	16,300	338,325
Tractebel Energia SA ADR (b)	4,211	66,071
Ultrapar Participacoes SA ADR	54,904	1,224,908
Usinas Siderurgicas de Minas Gerais SA ADR (b)	80,967	406,673
Usinas Siderurgicas de Minas Gerais SA Preference Shares	23,095	115,202
Vale SA ADR (b)	180,455	3,230,144
Vale SA Preference Shares ADR	276,822	4,805,630
Weg SA	26,000	302,701

		65,498,509

CHILE — 10.4%
Almendral SA	2,831,319	411,676
Antarchile SA	43,795	709,690
Banco de Chile ADR (b)	6,803	567,370
Banco de Credito e Inversiones	11,059	698,893
Banco Santander Chile ADR	3,187	233,416
CAP SA	21,962	765,002
Cencosud SA	197,475	1,196,377
Compania General de Electricidad SA	125,217	554,116
Empresa Nacional de Electricidad SA ADR	20,090	963,516
Empresas CMPC SA	222,739	868,802
Empresas COPEC SA	82,892	1,222,725
Enersis SA ADR	41,657	682,758
Lan Airlines SA ADR (b)	41,229	1,042,269
SACI Falabella	143,181	1,442,219

See accompanying notes to financial statements.

SPDR S&P Emerging Latin America ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Sociedad Quimica y Minera de Chile SA ADR	7,743	$477,279

		11,836,108

COLOMBIA — 4.1%
Almacenes Exito SA	27,285	446,947
BanColombia SA ADR	16,724	998,590
Ecopetrol SA, ADR (b)	25,088	1,478,436
Grupo Argos SA	40,188	443,632
Grupo Aval Acciones y Valores Preference Shares	585,657	386,991
Grupo de Inversiones Suramericana SA	29,273	494,792
Grupo Nutresa SA	32,929	384,345

		4,633,733

MEXICO — 23.6%
Alfa SAB de CV	550,020	1,016,428
America Movil SAB de CV (b)	6,290,912	8,043,912
Cemex SAB de CV (a)(b)	1,384,578	1,153,344
Corporacion GEO SAB de CV (a)(b)	104,236	128,012
Desarrolladora Homex SAB de CV (a)	51,371	117,867
Empresas ICA SAB de CV (a)	93,434	180,949
Fomento Economico Mexicano SAB de CV	267,121	2,463,191
Grupo Aeroportuario del Sureste SAB de CV	65,212	576,839
Grupo Bimbo SAB de CV (b)	490,101	1,221,321
Grupo Carso SA de CV	121,089	415,709
Grupo Elektra SA de CV	8,358	343,271
Grupo Financiero Banorte SAB de CV	266,704	1,509,295
Grupo Financiero Inbursa SA (b)	393,638	1,102,790
Grupo Mexico SAB de CV	410,125	1,355,042
Grupo Modelo SAB de CV (b)	104,969	947,291
Grupo Televisa SA de CV (Series CPO)	239,572	1,132,341
Grupo Televisa SA de CV ADR	1,918	45,092
Impulsora Del Desarrollo Y El Empleo en America Latina SA de CV (a)	303,237	504,481
Industrias Penoles SA de CV	14,726	726,241
Inmuebles Carso SAB de CV (a)	164,071	131,438
Kimberly-Clark de Mexico SAB de CV	341,189	816,004
Minera Frisco SAB de CV (a)	124,471	526,356
TV Azteca SAB de CV (b)	544,488	375,633
Urbi Desarrollos Urbanos SA de CV (a)	126,070	77,757
Wal-Mart de Mexico SAB de CV (b)	734,378	2,068,236

		26,978,840

PERU — 4.1%
Compania de Minas Buenaventura SA ADR	33,682	1,312,251
Compania Minera Milpo SA	166,875	236,511
Credicorp, Ltd.	10,607	1,328,845
Minsur SA	392,713	373,580
Southern Copper Corp. (b)	26,965	926,517
Volcan Compania Minera SAA (Class B)	428,107	481,445

		4,659,149

TOTAL COMMON STOCKS —
(Cost $133,637,709)		113,606,339

SHORT TERM INVESTMENTS — 11.1%
UNITED STATES — 11.1%
MONEY MARKET FUNDS — 11.1%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	12,474,233	12,474,233
State Street Institutional Liquid Reserves Fund 0.21% (e)(f)	229,358	229,358

TOTAL SHORT TERM INVESTMENTS —
(Cost $12,703,591)		12,703,591

TOTAL INVESTMENTS — 110.7%
(Cost $146,341,300)		126,309,930
OTHER ASSETS & LIABILITIES — (10.7)%		(12,255,151)

NET ASSETS — 100.0%		$114,054,779

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
ADS = American Depositary Shares

See accompanying notes to financial statements.

SPDR S&P Emerging Middle East & Africa ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.6%
EGYPT — 5.2%
Arab Cotton Ginning	45,304	$33,513
Commercial International Bank Egypt SAE	152,475	878,824
Eastern Tobacco	25,094	365,539
Egyptian Financial Group-Hermes Holding (a)	103,812	204,499
Egyptian Kuwait Holding Co.	159,427	213,632
ElSwedy Electric Co.	24,446	108,181
Ezz Steel	64,879	130,678
Juhayna Food Industries	93,088	87,794
Maridive & Oil Services SAE (a)	47,216	56,187
Orascom Construction Industries	27,571	1,301,864
Orascom Telecom Holding SAE GDR (a)	126,968	393,728
Palm Hills Developments SAE (a)	121,785	60,326
Sidi Kerir Petrochemicals Co.	71,879	159,751
Six of October Development & Investment Co. (a)	30,232	116,133
Suez Cement Co.	34,500	143,902
Talaat Moustafa Group (a)	336,901	306,135
Telecom Egypt	117,222	279,368

		4,840,054

MOROCCO — 3.3%
Attijariwafa Bank	27,345	1,026,385
Banque Centrale Populaire	21,868	507,455
Banque Marocaine du Commerce Exterieur	26,508	514,247
Banque Marocaine pour le Commerce et l’Industrie SA	2,971	286,459
Ciments du Maroc	3,036	276,874
Douja Promotion Groupe Addoha SA	18,907	140,398
Maroc Telecom	21,491	256,584

		3,008,402

SOUTH AFRICA — 91.1%
ABSA Group, Ltd.	62,905	1,055,894
Acucap Properties, Ltd.	28,371	160,231
Adcock Ingram Holdings, Ltd. (b)	45,182	325,210
Adcorp Holdings, Ltd.	14,682	49,823
AECI, Ltd.	32,741	324,745
Afgri, Ltd.	102,261	64,322
African Bank Investments, Ltd.	192,218	769,930
African Oxygen, Ltd.	27,710	63,808
African Rainbow Minerals, Ltd.	25,551	504,694
Allied Electronics Corp., Ltd. Preference Shares	56,867	151,624
Allied Technologies, Ltd.	13,607	71,736
Anglo Platinum, Ltd. (b)	13,109	679,984
AngloGold Ashanti, Ltd.	96,204	3,409,461
Aquarius Platinum, Ltd.	98,326	66,289
ArcelorMittal South Africa, Ltd. (a)	35,383	175,818
Aspen Pharmacare Holdings, Ltd. (a)	83,215	1,442,192
Assore, Ltd. (b)	13,754	549,583
Astral Foods, Ltd.	11,217	141,382
Aveng, Ltd.	103,576	392,781
AVI, Ltd.	68,975	499,560
Avusa, Ltd. (a)(c)	48,945	139,993
Barloworld, Ltd.	59,534	518,776
Basil Read Holdings, Ltd. (a)	37,694	40,110
Bidvest Group, Ltd.	75,096	1,874,863
Blue Label Telecoms, Ltd.	67,165	52,341
Brait SE (a)	84,654	301,634
Business Connexion Group, Ltd.	78,277	47,339
Capital Property Fund	410,272	526,567
Cipla Medpro South Africa, Ltd.	104,068	83,873
City Lodge Hotels, Ltd. (b)	6,892	76,804
Clicks Group, Ltd.	81,781	573,676
Coronation Fund Managers, Ltd.	52,253	196,317
DataTec, Ltd.	76,537	488,377
Discovery Holdings, Ltd.	95,115	639,775
DRDGOLD, Ltd.	126,221	82,606
Emira Property Fund	59,289	96,214
Eqstra Holdings, Ltd.	102,688	80,894
Esorfranki, Ltd. (a)	89,345	14,293
Exxaro Resources, Ltd. (b)	47,695	930,299
FirstRand, Ltd.	662,122	2,238,062
Fountainhead Property Trust	460,440	451,447
Gold Fields, Ltd.	193,802	2,507,331
Grindrod, Ltd.	130,700	224,931
Group Five, Ltd.	28,516	87,782
Growthpoint Properties, Ltd.	329,624	993,528
Harmony Gold Mining Co., Ltd.	98,834	836,438
Hudaco Industries, Ltd.	6,470	87,666
Hyprop Investments, Ltd.	62,348	541,030
Illovo Sugar, Ltd.	52,399	193,691
Impala Platinum Holdings, Ltd. (b)	133,316	2,245,860
Imperial Holdings, Ltd.	41,446	941,873
Investec, Ltd.	45,748	283,321
JD Group, Ltd. (b)	38,163	215,071
JSE, Ltd. (b)	20,337	169,821
Kumba Iron Ore, Ltd. (b)	21,120	1,287,296
Lewis Group, Ltd. (b)	23,086	200,079
Liberty Holdings, Ltd.	28,584	343,826
Life Healthcare Group Holdings, Ltd.	217,841	838,241
Massmart Holdings, Ltd.	24,500	495,603
Medi-Clinic Corp., Ltd.	73,531	365,376
Merafe Resources, Ltd. (a)	430,280	41,718
MMI Holdings, Ltd.	324,880	834,333
Mondi, Ltd.	34,076	349,096
Mpact, Ltd.	47,019	107,986
Mr. Price Group, Ltd.	71,648	1,094,021
MTN Group, Ltd. (b)	402,728	7,819,644
Murray & Roberts Holdings, Ltd. (a)	104,961	281,256
Nampak, Ltd.	154,950	537,085
Naspers, Ltd.	106,679	6,658,040
Nedbank Group, Ltd.	60,739	1,347,040
Netcare, Ltd.	336,793	730,637
Northam Platinum, Ltd. (b)	93,417	339,877
Omnia Holdings, Ltd.	12,955	196,261
Petmin, Ltd.	147,478	42,897
Pick n Pay Stores, Ltd.	87,122	471,344
Pick’ n Pay Holdings, Ltd.	62,382	154,308
Pioneer Foods, Ltd. (b)	23,735	152,458
Pretoria Portland Cement Co., Ltd.	147,922	519,896
Raubex Group, Ltd.	35,364	64,718
Redefine Properties, Ltd.	685,366	776,640

See accompanying notes to financial statements.

SPDR S&P Emerging Middle East & Africa ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Remgro, Ltd.	122,829	$2,162,233
Resilient Property Income Fund, Ltd.	60,501	351,957
Reunert, Ltd.	46,006	384,445
RMB Holdings, Ltd.	169,830	761,556
RMI Holdings	208,058	542,893
SA Corporate Real Estate Fund	501,686	218,887
Sanlam, Ltd.	477,165	2,172,678
Sappi, Ltd. (a)(b)	144,677	414,858
Sasol, Ltd.	130,076	5,868,999
Shoprite Holdings, Ltd.	94,687	1,931,805
Standard Bank Group, Ltd.	325,297	4,164,404
Steinhoff International Holdings, Ltd. (a)(b)	348,899	1,102,790
Sun International, Ltd.	21,551	222,010
Super Group, Ltd. (a)	76,659	142,612
Telkom SA, Ltd. (a)	56,634	120,802
The Foschini Group, Ltd.	50,297	771,174
The Spar Group, Ltd.	46,172	716,266
Tiger Brands, Ltd.	40,787	1,350,084
Tongaat Hulett, Ltd.	22,796	386,097
Truworths International, Ltd.	115,345	1,314,051
Tsogo Sun Holdings, Ltd.	53,917	130,690
Village Main Reef, Ltd.	128,562	18,697
Vodacom Group, Ltd.	69,836	864,153
Wilson Bayly Holmes-Ovcon, Ltd.	21,179	353,576
Woolworths Holdings, Ltd.	214,823	1,582,699

		83,781,762

TOTAL COMMON STOCKS —
(Cost $96,136,246)		91,630,218

RIGHTS — 0.0% (d)
SOUTH AFRICA — 0.0% (d)
Mediclinic International Ltd. (expiring 10/5/12) (a) (Cost $0)	19,686	29,227

SHORT TERM INVESTMENTS — 8.2%
UNITED STATES — 8.2%
MONEY MARKET FUNDS — 8.2%
State Street Navigator Securities Lending Prime Portfolio (e)(f)	7,443,236	7,443,236
State Street Institutional Liquid Reserves Fund 0.21% (f)(g)	93,201	93,201

TOTAL SHORT TERM INVESTMENTS —
(Cost $7,536,437)		7,536,437

TOTAL INVESTMENTS — 107.8%
(Cost $103,672,683)		99,195,882
OTHER ASSETS & LIABILITIES — (7.8)%		(7,209,814)

NET ASSETS — 100.0%		$91,986,068

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(d)	Amount shown represents less than 0.05% of net assets.
(e)	Investments of cash collateral for securities loaned.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.
GDR = Global Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.1%
AUSTRALIA — 7.5%
Abacus Property Group	262,590	$529,751
Alumina, Ltd. (a)	210,260	185,852
Amcor, Ltd.	46,504	375,270
AMP, Ltd.	85,962	387,067
Ansell, Ltd.	38,661	645,267
APA Group (a)	50,531	249,074
Aristocrat Leisure, Ltd. (a)	77,983	218,144
Australia & New Zealand Banking Group, Ltd.	67,229	1,730,308
BHP Billiton, Ltd.	108,039	3,712,036
Billabong International, Ltd. (a)	56,076	77,265
BlueScope Steel, Ltd. (b)	164,460	71,829
Brambles, Ltd.	74,995	547,471
Bunnings Warehouse Property Trust (a)(b)	99,296	205,483
Commonwealth Bank of Australia (a)	45,038	2,611,989
Computershare, Ltd.	43,295	373,686
CSL, Ltd.	21,918	1,048,456
CSR, Ltd. (a)	74,365	120,638
DUET Group	389,811	826,943
GWA International, Ltd. (a)	174,910	331,947
Harvey Norman Holdings, Ltd. (a)	130,516	263,304
Hills Industries, Ltd.	149,947	178,540
Insurance Australia Group, Ltd.	99,408	451,746
Lend Lease Group (a)	58,655	478,813
Macquarie Group, Ltd.	14,921	441,595
National Australia Bank, Ltd. (a)	52,149	1,382,316
Newcrest Mining, Ltd.	36,575	1,108,321
Origin Energy, Ltd.	50,695	596,765
OZ Minerals, Ltd.	26,472	185,816
Perpetual, Ltd.	11,395	307,736
QBE Insurance Group, Ltd.	34,351	462,595
Rio Tinto, Ltd.	15,963	885,772
Santos, Ltd.	39,957	472,023
Sonic Healthcare, Ltd.	39,909	562,343
Suncorp Group, Ltd.	63,235	607,605
Sydney Airport	141,668	465,533
Tatts Group, Ltd.	191,160	538,713
Toll Holdings, Ltd. (a)	44,358	203,424
Treasury Wine Estates, Ltd.	28,701	150,126
Wesfarmers, Ltd.	43,286	1,542,149
Westfield Group	52,644	556,204
Westfield Retail Trust	44,830	134,728
Westpac Banking Corp.	72,759	1,880,203
Woodside Petroleum, Ltd.	23,954	825,509
Woolworths, Ltd.	50,844	1,520,618
WorleyParsons, Ltd.	12,915	379,943

		30,830,916

AUSTRIA — 0.2%
Erste Group Bank AG (b)	8,568	191,410
OMV AG	9,135	320,070
Voestalpine AG	9,678	289,978

		801,458

BELGIUM — 1.0%
Ageas	12,060	289,513
Anheuser-Busch InBev NV	23,104	1,966,790
Bekaert NV	2,562	73,847
Delhaize Group	6,559	253,524
Gimv NV	7,533	358,090
KBC Groep NV	7,009	168,349
UCB SA (a)	8,811	485,040
Umicore (a)	12,833	671,530

		4,266,683

CANADA — 10.4%
AGF Management, Ltd.	17,294	197,555
Agnico-Eagle Mines, Ltd.	7,300	378,373
Agrium, Inc.	9,773	1,013,106
ARC Resources, Ltd. (a)	9,690	235,369
Bank of Montreal	15,667	925,101
Bank of Nova Scotia (a)	31,101	1,704,320
Barrick Gold Corp.	31,304	1,306,945
BCE, Inc. (a)	7,116	312,787
Bombardier, Inc. (Class B) (a)	76,969	288,648
Brookfield Asset Management, Inc. (Class A)	18,855	650,377
Cameco Corp.	20,612	401,158
Canadian Imperial Bank of Commerce (a)	11,546	902,957
Canadian National Railway Co. (a)	17,979	1,589,505
Canadian Natural Resources, Ltd. (a)	39,384	1,214,001
Canadian Oil Sands, Ltd.	17,982	384,695
Canadian Pacific Railway, Ltd. (a)	9,242	766,355
Canadian Western Bank	21,891	666,553
Cenovus Energy, Inc. (a)	19,966	696,208
CGI Group, Inc. (Class A) (a)(b)	38,520	1,033,516
Crescent Point Energy Corp. (a)	18,478	817,468
Eldorado Gold Corp.	17,145	261,196
Enbridge, Inc. (a)	22,966	896,280
EnCana Corp. (a)	24,499	536,067
Fairfax Financial Holdings, Ltd. (a)	1,113	429,533
First Quantum Minerals, Ltd.	22,703	483,386
Fortis, Inc. (a)	6,477	220,716
Gildan Activewear, Inc.	13,005	411,978
Goldcorp, Inc.	26,049	1,195,032
Husky Energy, Inc. (a)	17,960	482,243
IAMGOLD Corp.	21,929	347,450
Imperial Oil, Ltd. (a)	15,638	719,162
Intact Financial Corp.	3,662	222,560
Kinross Gold Corp.	28,490	291,284
Lululemon Athletica, Inc. (a)(b)	2,822	208,391
Magna International, Inc. (Class A) (a)	14,698	635,004
Manulife Financial Corp.	53,946	649,688
National Bank of Canada (a)	4,857	367,255
New Gold, Inc. (b)	15,518	190,042
Nexen, Inc.	25,655	649,230
Nordion, Inc. (a)	28,658	192,519
Pacific Rubiales Energy Corp.	9,067	216,458
Pembina Pipeline Corp. (a)	7,995	224,261
Penn West Petroleum, Ltd. (a)	13,258	188,505
Potash Corp. of Saskatchewan, Inc.	32,676	1,419,021
Power Corp. of Canada (a)	9,690	235,369
Power Financial Corp. (a)	8,071	208,429
Research In Motion, Ltd. (a)(b)	16,781	128,252
Richelieu Hardware, Ltd.	20,454	716,550

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Rogers Communications, Inc. (Class B) (a)	19,540	$790,378
Royal Bank of Canada (a)	41,268	2,371,353
Russel Metals, Inc. (a)	18,909	528,864
Shaw Communications, Inc. (Class B) (a)	21,158	432,643
Sherritt International Corp. (a)	42,275	213,964
Shoppers Drug Mart Corp. (a)	7,116	296,009
Silver Wheaton Corp.	10,356	411,314
Sino-Forest Corp. (a)(b)(c)	4,520	0
SNC-Lavalin Group, Inc. (a)	5,168	199,325
Sun Life Financial, Inc.	20,057	465,167
Suncor Energy, Inc.	56,500	1,857,015
Talisman Energy, Inc.	44,683	596,712
Teck Resources, Ltd. (Class B)	20,834	614,253
TELUS Corp. (a)	9,669	604,343
The Toronto-Dominion Bank (a)	25,535	2,127,765
Thomson Reuters Corp. (a)	10,997	317,633
Tim Hortons, Inc.	5,499	285,918
TMX Group, Ltd. (b)	1,362	69,598
TransCanada Corp. (a)	23,016	1,046,533
Turquoise Hill Resources, Ltd. (a)(b)	12,622	107,369
Valeant Pharmaceuticals International, Inc. (b)	8,737	481,803
Yamana Gold, Inc. (a)	34,891	665,941

		42,694,758

CHINA — 0.5%
Chong Hing Bank, Ltd.	176,000	290,562
Dah Sing Banking Group, Ltd.	345,527	322,654
Dah Sing Financial Holdings, Ltd.	39,685	137,175
Hongkong Land Holdings, Ltd.	89,000	534,890
Sino Land Co., Ltd.	193,675	362,208
Transport International Holdings, Ltd.	168,800	334,846

		1,982,335

DENMARK — 1.3%
A P Moller — Maersk A/S	86	616,215
Danske Bank A/S (b)	26,002	469,818
DSV A/S	23,723	533,855
FLSmidth & Co. A/S	6,094	353,887
GN Store Nord A/S	38,344	590,585
Novo Nordisk A/S (Class B)	14,448	2,285,161
SimCorp A/S	1,718	367,342
Vestas Wind Systems A/S (a)(b)	8,310	59,142

		5,276,005

FINLAND — 1.1%
Amer Sports Oyj (Class A)	3,498	45,542
Elisa Oyj	14,393	325,707
Fortum Oyj	11,654	214,848
Kemira Oyj (a)	19,078	265,564
Kesko Oyj (Class B)	1,946	55,203
Kone Oyj (Class B)	1,922	133,152
Konecranes OYJ (a)	1,791	51,981
Lassila & Tikanoja Oyj (b)	19,197	261,787
Metso Oyj	9,519	340,567
Neste Oil Oyj (a)	15,129	198,527
Nokia Oyj (a)	112,402	290,656
Pohjola Bank PLC	23,650	311,559
Sampo Oyj (Class A)	15,809	492,390
Sanoma Oyj	15,911	142,775
Stockmann Oyj Abp (Class B)	10,198	194,565
Stora Enso Oyj	31,016	192,887
Tikkurila Oy	4,771	90,779
UPM-Kymmene Oyj	22,592	255,623
Wartsila Oyj	6,346	220,023
YIT Oyj (a)	14,026	269,404

		4,353,539

FRANCE — 6.8%
Accor SA	8,820	294,509
Air Liquide SA	7,725	958,540
Alcatel-Lucent (a)(b)	103,078	113,912
Alstom SA	7,970	279,764
AXA SA	51,895	773,782
BNP Paribas	26,495	1,260,493
Bourbon SA	7,773	223,599
Bouygues SA (a)	9,767	238,740
Cap Gemini SA	7,379	312,560
Carrefour SA	20,655	428,883
Casino Guichard-Perrachon SA	4,207	372,854
Compagnie de Saint-Gobain	15,901	559,182
Compagnie Generale de Geophysique-Veritas (a)(b)	11,455	361,053
Compagnie Generale des Etablissements Michelin	7,232	567,170
Credit Agricole SA (b)	10,373	71,662
Danone	20,795	1,281,725
Edenred	8,820	248,101
EDF SA	7,890	165,504
Essilor International SA	10,882	1,020,157
France Telecom SA	53,950	651,590
GDF Suez (a)	40,292	901,940
Hermes International	2,394	643,695
Hi-Media SA (b)	60,652	155,277
L’Oreal SA	2,548	315,540
Lafarge SA	6,052	326,307
Lagardere SCA	8,033	219,659
LVMH Moet Hennessy Louis Vuitton SA	6,442	969,653
Nexans SA	4,388	206,274
Pernod — Ricard SA	8,144	914,769
Peugeot SA (a)(b)	10,140	80,227
PPR	3,507	538,703
Publicis Groupe SA (a)	10,354	580,104
Renault SA	7,076	332,451
Sanofi	31,090	2,653,819
Schneider Electric SA	17,462	1,034,619
Sechilienne-Sidec SA	9,681	152,444
Societe de la Tour Eiffel	2,736	143,646
Societe Generale (b)	18,913	537,728
Sodexo	5,990	451,502
Technip SA	6,311	702,383
Total SA	65,134	3,234,482
Unibail-Rodamco SE	2,488	496,446
Valeo SA	7,540	349,207
Vallourec SA	5,476	232,128
Veolia Environnement SA	19,708	212,875
Vinci SA	16,816	717,051

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Vivendi SA	32,613	$636,692

		27,923,401

GERMANY — 6.8%
Adidas AG	10,016	822,615
Allianz SE	13,521	1,610,581
BASF SE	26,295	2,220,842
Bayer AG	24,167	2,077,801
Bayerische Motoren Werke AG	11,372	832,597
Bilfinger Berger AG	5,414	479,200
Commerzbank AG (b)	68,991	123,283
Daimler AG	31,016	1,502,912
Deutsche Bank AG	26,607	1,052,398
Deutsche Boerse AG	7,036	389,816
Deutsche Post AG	30,794	602,170
Deutsche Telekom AG	87,280	1,075,135
E.ON AG	52,506	1,247,291
Fresenius Medical Care AG & Co. KGaA	8,998	660,522
Fresenius SE	6,078	706,400
GEA Group AG	17,460	528,874
Henkel AG & Co. KGaA Preference Shares	5,122	407,821
Hochtief AG (b)	4,478	210,044
Infineon Technologies AG	67,272	427,361
K+S AG	6,901	339,722
Lanxess AG	2,393	198,662
Linde AG	4,691	808,686
MAN SE	2,438	223,475
Merck KGaA	4,173	515,382
Muenchener Rueckversicherungs- Gesellschaft AG	6,744	1,054,153
Porsche Automobil Holding SE Preference Shares	6,775	405,688
Puma AG Rudolf Dassler Sport	1,028	283,747
Rheinmetall AG	1,119	52,257
RWE AG	14,015	627,725
Salzgitter AG	2,658	102,808
SAP AG	28,592	2,027,144
Siemens AG	25,133	2,509,410
ThyssenKrupp AG	13,438	285,943
Volkswagen AG	2,913	487,934
Volkswagen AG Preference Shares	4,686	855,751
Wincor Nixdorf AG (a)	5,797	226,942

		27,983,092

GREECE — 0.1%
Coca Cola Hellenic Bottling Co. SA (b)	7,885	147,292
Hellenic Telecommunications Organization SA ADR (b)	59,744	108,734
National Bank of Greece SA ADR (a)(b)	33,190	79,656

		335,682

HONG KONG — 2.4%
Bank of East Asia, Ltd. (a)	138,099	518,322
CLP Holdings, Ltd.	82,500	701,222
Esprit Holdings, Ltd. (a)	78,273	120,338
Hang Lung Group, Ltd.	90,000	570,535
Hang Lung Properties, Ltd.	166,000	567,375
Hong Kong Exchanges and Clearing, Ltd. (a)	52,297	790,534
Hopewell Holdings	90,500	312,824
Hysan Development Co., Ltd.	177,841	809,698
Li & Fung, Ltd. (a)	344,000	533,309
New World Development Co., Ltd.	421,561	653,553
Pacific Basin Shipping, Ltd. (a)	432,000	197,801
Sands China, Ltd.	65,200	243,451
Sun Hung Kai Properties, Ltd.	75,618	1,107,949
Swire Pacific, Ltd.	47,000	575,888
The Link REIT	219,579	1,040,793
Wheelock & Co., Ltd.	171,000	737,749
Wing Hang Bank, Ltd.	41,625	390,843

		9,872,184

IRELAND — 0.5%
CRH PLC	27,390	528,558
DCC PLC	12,598	363,044
Grafton Group PLC	62,644	273,205
Irish Bank Resolution Corp., Ltd. (d)	5,635	0
Kingspan Group PLC	38,620	394,993
United Drug PLC	115,907	439,887

		1,999,687

ISRAEL — 0.4%
Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	5,007	153,158
Shufersal, Ltd.	60,169	145,722
Strauss Group, Ltd. (b)	19,851	212,071
Teva Pharmaceutical Industries, Ltd. ADR	33,171	1,373,611

		1,884,562

ITALY — 1.7%
Assicurazioni Generali SpA (a)	14,498	208,712
Atlantia SpA	20,847	323,981
Banca Piccolo Credito Valtellinese Scarl	39,131	64,236
Banca Popolare dell’Etruria e del Lazio Scrl	63,109	87,198
Banca Popolare di Milano Scarl (b)	158,679	83,473
Banco Popolare Societa Cooperativa (b)	90,510	135,654
Davide Campari-Milano SpA	97,180	765,135
Enel SpA	114,186	404,270
ENI SpA (a)	67,789	1,484,323
Falck Renewables SpA	166,941	208,541
Fiat Industrial SpA	29,298	286,647
Fiat SpA (b)	34,442	183,974
Finmeccanica SpA (a)(b)	20,052	95,345
Intesa Sanpaolo SpA	309,866	471,594
Pirelli & C. SpA	50,009	539,140
Saipem SpA	12,824	616,533
Societa Cattolica di Assicurazioni Scrl (b)	11,794	183,593
Telecom Italia SpA	333,015	334,170
UniCredit SpA (b)	134,266	558,274

		7,034,793

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

JAPAN — 18.3%
Advantest Corp. (a)	16,700	$217,873
Aeon Co., Ltd. (a)	34,220	388,384
Aoyama Trading Co., Ltd.	26,000	498,612
Asahi Breweries, Ltd.	33,536	829,348
Asahi Kasei Corp. (a)	85,550	443,145
Astellas Pharma, Inc. (a)	17,110	871,994
Atom Corp.	28,700	143,869
Bridgestone Corp.	25,665	597,091
Canon, Inc. (a)	34,016	1,090,873
Casio Computer Co., Ltd. (a)	43,000	305,643
Central Japan Railway Co. (a)	8,600	758,303
Chubu Electric Power Co., Inc. (a)	25,665	335,492
Chugai Pharmaceutical Co., Ltd.	17,380	365,248
Chuo Mitsui Trust Holdings, Inc. (a)	183,550	547,347
Colowide Co., Ltd.	39,000	335,360
Credit Saison Co., Ltd. (a)	26,000	630,617
Daiichi Sankyo Co., Ltd. (a)	25,665	425,551
Daikin Industries, Ltd. (a)	17,110	444,904
Daito Trust Construction Co., Ltd. (a)	8,555	863,197
Daiwa Securities Group, Inc. (a)	85,550	326,585
DeNA Co., Ltd.	4,400	146,591
Denso Corp. (a)	17,110	539,031
East Japan Railway Co. (a)	8,700	578,136
Eisai Co., Ltd. (a)	8,651	391,408
FANUC Corp. (a)	7,155	1,156,940
Fast Retailing Co., Ltd. (a)	1,000	233,290
Foster Electric Co., Ltd. (a)	10,200	157,195
FUJIFILM Holdings Corp. (a)	17,110	287,659
Fujitsu, Ltd. (a)	89,513	337,112
Fukuoka Financial Group, Inc.	85,550	348,578
Furukawa Electric Co., Ltd. (a)(b)	84,550	159,754
Hankyu Hanshin Holdings, Inc.	86,513	469,261
Hankyu REIT, Inc.	32	158,355
Heiwa Real Estate REIT, Inc.	239	161,586
Hitachi, Ltd. (a)	166,475	928,665
Honda Motor Co., Ltd. (a)	42,375	1,305,564
Hoya Corp. (a)	25,006	551,225
Ibiden Co., Ltd. (a)	9,000	131,992
Ichigo Real Estate Investment Corp.	337	176,730
Industrial & Infrastructure Fund Investment Corp.	20	152,185
Isuzu Motors, Ltd.	92,000	445,810
ITOCHU Corp. (a)	85,550	869,795
Japan Digital Laboratory Co., Ltd.	51,520	564,204
Japan Hotel REIT Investment Corp.	587	165,990
Japan Tobacco, Inc. (a)	33,600	1,011,455
JFE Holdings, Inc. (a)	17,110	226,521
JSR Corp. (a)	17,200	282,982
JX Holdings, Inc. (a)	171,700	942,364
Kajima Corp. (a)	164,475	450,298
KDDI Corp. (a)	8,600	669,871
Kinki Nippon Tourist Co., Ltd. (b)	113,000	146,697
Kintetsu Corp. (a)	165,101	649,369
Kirin Holdings Co., Ltd.	7,000	93,933
Kiyo Holdings, Inc.	256,651	372,771
Komatsu, Ltd. (a)	33,920	670,116
Konica Minolta Holdings, Inc. (a)	42,775	329,884
Kubota Corp. (a)	81,550	828,078
Kurita Water Industries, Ltd. (a)	9,310	206,902
Kyocera Corp. (a)	8,555	743,339
Kyodo Shiryo Co., Ltd.	128,000	153,008
Kyoritsu Maintenance Co., Ltd.	6,500	144,203
Marubeni Corp. (a)	87,550	560,410
Matsuya Co., Ltd. (b)	15,000	168,316
Medipal Holdings Corp.	26,199	361,667
Meiko Network Japan Co., Ltd.	14,900	155,320
MID Reit, Inc.	59	154,704
Milbon Co., Ltd.	4,600	154,851
MISUMI Group, Inc. (a)	25,857	642,769
Mitsubishi Corp. (a)	50,738	925,414
Mitsubishi Electric Corp. (a)	85,550	633,378
Mitsubishi Estate Co., Ltd. (a)	7,925	152,184
Mitsubishi Heavy Industries, Ltd. (a)	171,101	743,344
Mitsubishi Motors Corp. (a)(b)	255,613	236,557
Mitsubishi UFJ Financial Group, Inc. (a)	331,524	1,559,612
Mitsui & Co., Ltd. (a)	76,126	1,074,375
Mitsui Chemicals, Inc. (a)	85,550	168,241
Mitsui OSK Lines, Ltd. (a)	82,550	193,112
Mizuho Financial Group, Inc. (a)	418,400	682,992
MS&AD Insurance Group Holdings, Inc. (a)	17,399	302,134
Murata Manufacturing Co., Ltd. (a)	8,600	459,293
NGK Insulators, Ltd. (a)	3,000	36,054
Nidec Corp. (a)	8,600	631,183
Nikon Corp. (a)	16,800	463,835
Nintendo Co., Ltd. (a)	300	38,136
Nippon Steel Corp. (a)	171,101	351,879
Nippon Suisan Kaisha, Ltd.	137,000	295,835
Nippon Telegraph & Telephone Corp.	8,900	425,553
Nippon Yusen KK (a)	85,550	151,747
Nissan Motor Co., Ltd. (a)	68,341	584,149
Nitto Denko Corp. (a)	16,400	784,164
NKSJ Holdings, Inc. (a)	17,800	349,594
Nomura Holdings, Inc. (a)	110,485	396,212
NTT Data Corp. (a)	87	273,860
NTT DoCoMo, Inc. (a)	593	964,959
Obayashi Corp. (a)	85,550	391,463
Olympus Corp. (a)(b)	9,400	183,650
ORIX Corp. (a)	3,411	343,731
Panasonic Corp. (a)	68,650	455,314
Resona Holdings, Inc.	25,700	105,707
Ringer Hut Co., Ltd.	18,000	241,774
Riso Kyoiku Co., Ltd.	2,785	216,213
Rohm Co., Ltd. (a)	8,600	290,499
Rohto Pharmaceutical Co., Ltd. (a)	7,701	116,703
Sanrio Co., Ltd. (a)	3,900	140,209
Secom Co., Ltd. (a)	8,748	457,640
Sekisui House SI Investment Co.	33	149,942
Seven & I Holdings Co., Ltd.	33,728	1,039,152
Sharp Corp. (a)	8,000	19,846
Shimizu Corp. (a)	86,513	292,454
Shin-Etsu Chemical Co., Ltd. (a)	16,917	954,571
Softbank Corp. (a)	33,536	1,362,131
Sony Corp. (a)	33,920	400,675
Stanley Electric Co., Ltd.	16,673	247,738
Sumitomo Chemical Co., Ltd. (a)	85,550	218,823

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Sumitomo Corp. (a)	51,175	$692,638
Sumitomo Electric Industries, Ltd. (a)	33,920	359,692
Sumitomo Metal Industries, Ltd. (a)	170,101	255,807
Sumitomo Metal Mining Co., Ltd. (a)	5,000	63,303
Sumitomo Mitsui Financial Group, Inc. (a)	25,700	806,015
Sumitomo Realty & Development Co., Ltd. (a)	4,000	106,530
T&D Holdings, Inc.	25,900	281,305
Taisei Corp. (a)	172,438	496,480
Taiyo Yuden Co., Ltd. (a)	17,800	150,545
Takeda Pharmaceutical Co., Ltd. (a)	25,665	1,185,934
Takeuchi Manufacturing Co., Ltd. (a)	33,900	247,496
TDK Corp. (a)	8,555	319,548
Teijin, Ltd. (a)	89,550	219,846
Terumo Corp. (a)	8,748	377,806
The Akita Bank, Ltd.	85,550	256,210
The Aomori Bank, Ltd. (a)	171,101	541,013
The Awa Bank, Ltd. (a)	85,550	554,206
The Bank of Iwate, Ltd. (a)	8,555	412,355
The Bank of Okinawa, Ltd.	8,555	378,267
The Bank of Yokohama, Ltd.	85,550	407,957
The Chiba Bank, Ltd.	81,550	475,883
The Dai-ichi Life Insurance Co., Ltd. (a)	156	177,656
The Daisan Bank, Ltd.	256,651	471,736
The Daishi Bank, Ltd.	166,176	544,664
The Eighteenth Bank, Ltd.	167,251	444,999
The Higo Bank, Ltd.	85,550	522,317
The Hokkoku Bank, Ltd. (a)	85,550	326,585
The Hyakugo Bank, Ltd.	85,550	385,965
The Kansai Electric Power Co., Inc.	30,000	235,218
The Musashino Bank, Ltd.	8,555	264,127
The Nanto Bank, Ltd. (a)	83,550	419,898
The Ogaki Kyoritsu Bank, Ltd.	85,550	310,091
The San-In Godo Bank, Ltd. (a)	80,550	589,112
The Shiga Bank, Ltd. (a)	85,550	539,911
The Shikoku Bank, Ltd. (a)	166,101	433,400
The Toho Bank, Ltd.	171,101	589,397
The Tokyo Electric Power Co., Inc. (a)(b)	34,575	56,884
The Yamagata Bank, Ltd. (a)	93,176	435,939
The Yamanashi Chuo Bank, Ltd.	85,550	365,072
Tohoku Electric Power Co., Inc. (b)	27,800	224,401
Tokio Marine Holdings, Inc. (a)	25,665	657,789
Tokyo Dome Corp. (b)	92,000	301,542
Tokyo Electron, Ltd. (a)	8,555	365,622
Tokyo Gas Co., Ltd. (a)	87,475	483,474
Tokyu Corp. (a)	85,550	410,156
Toray Industries, Inc. (a)	85,550	508,022
Toshiba Corp. (a)	164,513	528,641
Toyota Motor Corp. (a)	68,988	2,695,675
Unihair Co., Ltd. (b)	12,000	164,730
Usen Corp. (b)	161,340	172,124
USS Co., Ltd. (a)	7,651	811,321
Warabeya Nichiyo Co., Ltd.	8,800	153,039
Yamada Denki Co., Ltd. (a)	5,978	263,170
Zenrin Co., Ltd.	15,900	212,954

		75,116,818

LUXEMBOURG — 0.3%
ArcelorMittal (a)	26,204	376,219
Millicom International Cellular SA (a)	4,865	451,910
Tenaris SA	5,735	117,164
Ternium SA ADR	7,522	147,582

		1,092,875

NETHERLANDS — 3.4%
Aegon NV	66,609	346,626
Akzo Nobel NV	11,234	635,767
ASML Holding NV	20,719	1,108,581
European Aeronautic Defence and Space Co. NV (a)	17,658	560,315
Fugro NV	7,120	484,741
Heineken NV (a)	10,882	649,446
ING Groep NV (b)	117,248	927,512
Koninklijke (Royal) KPN NV	46,737	357,516
Koninklijke Ahold NV	49,146	616,267
Koninklijke DSM NV	12,218	609,876
Koninklijke Philips Electronics NV	39,102	913,282
Royal Dutch Shell PLC (Class A)	121,889	4,216,019
SBM Offshore NV (b)	15,218	217,119
TNT Express NV	17,539	183,354
TNT NV	20,454	71,311
Unilever NV	52,009	1,842,020
Wolters Kluwer NV	17,473	328,868

		14,068,620

NEW ZEALAND — 0.1%
Fisher & Paykel Healthcare Corp., Ltd.	199,612	381,381

NORWAY — 0.8%
DnB NOR ASA	43,136	529,329
Norsk Hydro ASA	52,288	245,146
Orkla ASA	50,095	380,736
StatoilHydro ASA	35,342	913,059
Storebrand ASA (b)	36,603	168,284
Telenor ASA	29,093	567,651
Yara International ASA	12,920	647,715

		3,451,920

PORTUGAL — 0.2%
EDP — Energias de Portugal SA	89,057	245,413
Mota — Engil SGPS SA	74,337	117,152
Portugal Telecom SGPS SA (a)	43,811	216,828
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	102,903	289,261

		868,654

SINGAPORE — 1.5%
Ascendas REIT	336,000	660,113
CapitaLand, Ltd.	168,000	435,510
City Developments, Ltd. (a)	86,000	823,054
Cosco Corp. Singapore, Ltd. (a)	347,000	272,972
Flextronics International, Ltd. (b)	61,817	370,902
Genting Singapore PLC (a)	344,400	384,632
Keppel Corp., Ltd.	91,975	854,744
Lippo Malls Indonesia Retail Trust	505,000	187,311
SembCorp Industries, Ltd.	178,000	822,744
Singapore Exchange, Ltd. (a)	84,000	479,335
UOL Group, Ltd.	181,000	845,463

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Wilmar International, Ltd. (a)	83,000	$219,899

		6,356,679

SOUTH KOREA — 4.8%
Bioland, Ltd.	12,520	202,203
CJ CGV Co., Ltd.	8,710	225,308
Cosmochemical Co., Ltd. (b)	8,590	98,542
Credu Corp.	4,553	197,044
Crown Confectionery Co., Ltd.	990	183,049
Dae Han Flour Mills Co., Ltd.	1,441	171,791
Digitech Systems Co., Ltd. (a)(b)	12,546	128,121
Dongwon Industries Co., Ltd.	896	241,852
Dongyang Mechatronics Corp.	10,940	125,501
Genic Co., Ltd. (b)	3,330	193,851
GS Home Shopping, Inc.	1,457	144,858
Haansoft, Inc.	17,634	237,992
Hana Tour Service, Inc.	3,931	215,043
Harim Co., Ltd.	70,650	212,949
Hotel Shilla Co., Ltd.	3,690	183,931
Hyundai Elevator Co., Ltd.	1,014	88,771
Hyundai Engineering Plastics Co., Ltd.	42,200	199,339
Hyundai Hy Communications & Networks Co., Ltd. (b)	48,150	190,620
Hyundai Mobis	1,482	414,028
Hyundai Securities Co., Ltd.	159,600	1,332,603
INFINITT Co., Ltd. (b)	10,972	104,643
Interpark Corp. (b)	24,992	152,458
Kia Motors Corp.	4,421	276,058
KIWOOM Securities Co., Ltd.	13,542	796,857
Koh Young Technology, Inc.	5,651	132,196
Korea Electric Power Corp. ADR (b)	61,758	767,034
KT Corp. ADR	36,560	571,798
KT&G Corp.	3,037	231,445
LG Chem, Ltd.	601	179,258
LG Display Co., Ltd. ADR (a)(b)	55,566	698,465
LG Electronics, Inc. (a)	3,562	221,138
LG Household & Health Care, Ltd.	295	168,545
Lotte Samkang Co., Ltd.	343	176,218
Modetour Network, Inc.	9,839	223,971
NHN Corp.	1,077	281,502
POSCO ADR	20,611	1,680,621
Sajo Industries Co., Ltd.	4,286	241,019
Samsung Electronics Co., Ltd. GDR	10,422	6,274,044
Shinsegae Food Co., Ltd.	1,894	164,618
SK Innovation Co., Ltd.	3,416	517,890
SK Telecom Co., Ltd. ADR	58,618	852,306

		19,699,480

SPAIN — 2.2%
Abertis Infraestructuras SA	10,574	155,759
Acciona SA	2,732	155,667
Acerinox SA (a)	16,575	186,071
ACS, Actividades de Construccion y Servicios SA (a)	11,650	240,253
Banco Bilbao Vizcaya Argentaria SA (a)	107,351	844,248
Banco de Sabadell SA	50,669	136,238
Banco Santander SA (b)	218,559	1,629,415
Distribuidora Internacional de Alimentacion SA (b)	20,014	110,588
Ebro Puleva SA (a)	2,659	46,797
Enagas	25,065	494,978
Faes Farma SA	66,072	115,177
Ferrovial SA (a)	26,133	340,403
Gamesa Corp. Tecnologica SA (a)	19,823	41,722
Gestevision Telecinco SA (a)	30,540	165,802
Iberdrola SA	146,602	665,393
Indra Sistemas SA (a)	23,611	229,032
Industria de Diseno Textil SA	4,099	509,565
NH Hoteles SA (b)	55,791	173,696
Red Electrica Corporacion SA	10,934	518,987
Repsol YPF SA	37,495	727,901
Sacyr Vallehermoso SA (a)(b)	22,372	48,094
Telefonica SA	107,849	1,439,507

		8,975,293

SWEDEN — 2.5%
Alfa Laval AB	29,134	529,216
Assa Abloy AB (Class B) (a)	25,027	813,799
Atlas Copco AB (Class B)	55,112	1,154,926
Boliden AB	19,625	327,752
CDON Group AB (b)	24,384	153,223
Electrolux AB	18,851	465,769
Hennes & Mauritz AB (Class B)	26,591	925,490
Investor AB	9,686	213,616
Kinnevik Investment AB (Class B)	22,268	463,252
Nordea Bank AB	65,426	648,113
Sandvik AB	40,141	545,797
Scania AB (Class B)	24,293	446,467
Securitas AB (Class B)	35,784	268,956
Skanska AB (Class B)	30,321	491,584
Tele2 AB (Class B)	24,164	439,305
Telefonaktiebolaget LM Ericsson (Class B)	107,965	985,527
TeliaSonera AB	66,085	476,543
Volvo AB (Class A)	58,661	825,348

		10,174,683

SWITZERLAND — 6.9%
ABB, Ltd. (b)	70,948	1,331,690
Adecco SA (b)	7,811	372,016
Clariant AG (b)	26,932	320,674
Compagnie Financiere Richemont SA	10,093	605,709
Credit Suisse Group AG (b)	32,398	687,053
Geberit AG (b)	2,571	559,448
Glencore International PLC	67,319	372,972
Holcim, Ltd. (b)	9,242	589,057
Julius Baer Group, Ltd. (b)	7,804	272,368
Kuehne & Nagel International AG	3,482	393,476
Lonza Group AG (b)	4,349	227,631
Nestle SA	102,782	6,485,393
Nobel Biocare Holding AG (b)	11,019	110,565
Novartis AG	76,755	4,700,202
PSP Swiss Property AG (b)	8,327	757,121
Roche Holding AG	22,400	4,187,785
SGS SA	338	694,846
STMicroelectronics NV (a)	21,295	115,228
Sulzer AG	3,186	464,441
Swiss Life Holding AG (b)	2,218	264,092
Syngenta AG	3,615	1,352,067

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

The Swatch Group AG	1,975	$788,487
UBS AG (b)	107,168	1,305,675
Wolseley PLC	10,122	431,835
Zurich Insurance Group AG (b)	4,423	1,102,220

		28,492,051

UNITED KINGDOM — 17.4%
3i Group PLC	53,992	194,164
AMEC PLC	28,562	528,557
Anglo American PLC	42,274	1,240,357
AstraZeneca PLC	35,299	1,684,374
Aviva PLC	88,168	453,745
BAE Systems PLC	113,781	597,318
Balfour Beatty PLC	78,918	387,025
Barclays PLC	351,708	1,220,214
Barratt Developments PLC (b)	48,384	132,431
BG Group PLC	114,628	2,313,765
BHP Billiton PLC	70,613	2,194,997
BP PLC	598,416	4,217,994
British American Tobacco PLC	50,617	2,598,806
British Land Co. PLC	43,931	370,305
British Sky Broadcasting Group PLC	52,379	628,864
BT Group PLC	245,423	914,285
Burberry Group PLC	14,273	230,711
Cable & Wireless Communications PLC	117,589	68,510
Cairn Energy PLC (b)	11,383	50,567
Capita Group PLC	24,243	303,198
Carnival PLC	11,475	423,036
Centrica PLC	157,346	832,881
Compass Group PLC	90,158	995,088
Diageo PLC	70,626	1,983,844
Experian PLC	28,826	478,981
FirstGroup PLC	40,404	156,586
G4S PLC	94,274	404,485
GlaxoSmithKline PLC	143,624	3,310,714
Hays PLC	180,038	224,149
HSBC Holdings PLC	528,773	4,895,192
ICAP PLC	41,515	215,260
Imperial Tobacco Group PLC	33,718	1,247,944
Informa PLC	59,694	388,178
Intercontinental Hotels Group PLC	31,159	815,112
Invensys PLC	57,267	216,483
J Sainsbury PLC	63,575	356,747
Kingfisher PLC	120,691	514,904
Land Securities Group PLC	33,684	414,202
Legal & General Group PLC	250,392	533,315
Lloyds Banking Group PLC (b)	1,036,495	649,910
Lonmin PLC (a)	8,738	78,664
Man Group PLC	71,104	94,553
Marks & Spencer Group PLC	74,759	430,732
Mondi PLC	38,872	395,454
National Grid PLC	130,900	1,443,706
Next PLC	11,993	668,137
Old Mutual PLC	194,419	533,397
Pearson PLC	37,152	725,916
Persimmon PLC	33,437	409,545
Prudential PLC	85,918	1,112,004
Randgold Resources, Ltd.	5,370	660,333
Reckitt Benckiser Group PLC	23,084	1,328,890
Rentokil Initial PLC	179,184	235,238
Resolution, Ltd.	59,733	209,408
Rio Tinto PLC	43,081	2,007,013
Rolls-Royce Holdings PLC (b)	73,192	996,345
Royal Bank of Scotland Group PLC (b)	60,946	252,928
Royal Dutch Shell PLC (Class B)	82,154	2,915,916
RSA Insurance Group PLC (a)	167,599	299,056
SABMiller PLC	30,816	1,353,517
Scottish & Southern Energy PLC	32,663	734,199
Serco Group PLC	53,354	499,705
Shire PLC	27,712	811,753
Smith & Nephew PLC	54,019	596,216
Smiths Group PLC	25,388	425,134
Standard Chartered PLC	54,647	1,235,415
Standard Life PLC	116,381	512,490
Tate & Lyle PLC	46,144	495,886
Tesco PLC	244,892	1,312,899
The Sage Group PLC	92,965	470,475
Tullow Oil PLC	38,795	858,252
Unilever PLC	46,507	1,691,240
Vodafone Group PLC	1,481,602	4,204,801
William Hill PLC	30,705	157,077
William Morrison Supermarkets PLC	113,476	522,603
WPP PLC	51,255	696,480
Xstrata PLC	62,141	960,806

		71,723,381

TOTAL COMMON STOCKS —
(Cost $394,927,981)		407,640,930

PREFERRED STOCK — 0.2%
SOUTH KOREA — 0.2%
Hyundai Motor Co., Ltd. (Cost $822,985)	12,284	857,672

RIGHTS — 0.0% (e)
FRANCE — 0.0% (e)
Cie Generale de Geophysique — Veritas (expiring 10/12/12) (a)(b) (Cost $0)	11,455	18,509

SHORT TERM INVESTMENTS — 11.5%
UNITED STATES — 11.5%
MONEY MARKET FUNDS — 11.5%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	46,696,155	46,696,155
State Street Institutional Liquid Reserves Fund 0.21% (g)(h)	332,197	332,197

TOTAL SHORT TERM INVESTMENTS —
(Cost $47,028,352)		47,028,352

TOTAL INVESTMENTS — 110.8%
(Cost $442,779,318)		455,545,463
OTHER ASSETS & LIABILITIES — (10.8)%		(44,263,153)

NET ASSETS — 100.0%		$411,282,310

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. (Note 2)
(d)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(e)	Amount shown represents less than 0.05% of net assets.
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
PLC = Public Limited Company
REIT = Real Estate Investment Trust
SCA = Societe en Commandite par Actions

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 98.4%
AUSTRALIA — 8.9%
Adelaide Brighton, Ltd. (a)	647,511	$2,026,772
AET&D Holdings No 1 Pty, Ltd. (a)(b)(c)	110,316	0
Ansell, Ltd.	55,130	920,141
Aristocrat Leisure, Ltd. (a)	280,486	784,612
Aurora Oil & Gas, Ltd. (a)(c)	249,595	934,394
Ausenco, Ltd. (a)	139,929	389,973
AWE, Ltd.	1,078,904	1,469,757
Bank of Queensland, Ltd.	139,898	1,102,738
Bathurst Resources, Ltd. (a)(c)	458,628	195,540
Beach Energy, Ltd.	1,940,643	2,552,864
Billabong International, Ltd. (a)	210,267	289,720
BlueScope Steel, Ltd. (c)	1,785,329	779,757
Boart Longyear Group	239,267	409,299
Bradken, Ltd. (a)	81,635	472,850
carsales.com, Ltd. (a)	151,349	1,219,756
Charter Hall Retail REIT	194,428	693,497
Coal of Africa, Ltd. (a)(c)	281,895	67,423
Coalspur Mines, Ltd. (a)(c)	263,563	191,855
Consolidated Media Holdings, Ltd.	139,830	491,483
CSR, Ltd. (a)	293,722	476,489
Dart Energy, Ltd. (a)(c)	623,196	110,170
David Jones, Ltd. (a)	263,719	688,346
Downer EDI, Ltd. (c)	215,798	805,626
DUET Group	385,553	817,911
Energy World Corp., Ltd. (a)(c)	546,305	227,241
FKP Property Group (a)	1,288,646	335,016
Fleetwood Corp., Ltd.	243,693	2,574,710
Goodman Fielder, Ltd. (a)(c)	1,674,205	870,503
GrainCorp, Ltd.	114,023	1,062,410
Gryphon Minerals, Ltd. (a)(c)	201,123	194,507
Independence Group NL (a)	114,617	501,791
Infigen Energy (a)(c)	774,468	213,423
Intrepid Mines, Ltd. (a)(c)	337,124	164,770
Investa Office Fund	363,545	1,092,566
Invocare, Ltd.	527,667	4,708,025
IOOF Holdings, Ltd.	401,932	2,399,142
JB Hi-Fi, Ltd. (a)	166,385	1,569,325
Karoon Gas Australia, Ltd. (c)	125,685	705,779
Kingsgate Consolidated, Ltd. (a)	68,384	429,520
Linc Energy, Ltd. (a)(c)	199,539	130,725
Medusa Mining, Ltd.	97,633	615,263
Mirabela Nickel, Ltd. (a)(c)	295,885	132,307
Monadelphous Group, Ltd. (a)	140,507	2,878,430
Mount Gibson Iron, Ltd.	500,677	390,491
Myer Holdings, Ltd. (a)	295,165	535,614
Nufarm, Ltd. (a)	116,898	740,314
Oakton, Ltd. (a)	228,036	328,431
Pacific Brands, Ltd.	1,215,099	770,785
Paladin Energy, Ltd. (a)(c)	368,548	477,150
PaperlinX, Ltd. (c)	653,354	41,445
Perpetual, Ltd. (a)	21,332	576,096
Perseus Mining, Ltd. (c)	209,662	636,640
Platinum Australia, Ltd. (b)(c)	610,876	0
Primary Health Care, Ltd. (a)	220,563	830,296
Programmed Maintenance Services, Ltd. (a)	253,132	565,949
Regis Resources, Ltd. (c)	232,721	1,381,857
Resolute Mining, Ltd. (c)	308,379	623,729
Roc Oil Co., Ltd. (c)	1,006,850	382,164
SAI Global, Ltd.	891,954	3,932,782
Santos, Ltd.	40,338	476,523
Seek, Ltd. (a)	156,574	1,112,069
Sigma Pharmaceuticals, Ltd.	1,830,494	1,218,260
Silex Systems, Ltd. (c)	25,270	101,960
Southern Cross Media Group, Ltd. (a)	406,837	427,300
Spark Infrastructure Group (d)	1,613,174	2,734,389
St Barbara, Ltd. (a)(c)	294,001	660,380
STW Communications Group, Ltd.	785,020	828,587
Sundance Resources, Ltd. (c)	1,246,858	440,847
Transfield Services, Ltd.	265,802	483,713
Western Areas NL (a)	95,693	424,913
White Energy Co., Ltd. (a)(c)	157,295	53,978
WHK Group, Ltd.	871,850	870,371

		60,743,459

AUSTRIA — 0.7%
Atrium European Real Estate, Ltd.	102,722	537,065
BWT AG	34,627	710,312
Intercell AG (a)(c)	67,915	159,892
Schoeller-Bleckmann Oilfield Equipment AG	25,705	2,671,352
Wienerberger AG (a)	63,302	491,071

		4,569,692

BELGIUM — 1.0%
AGFA-Gevaert NV (a)(c)(e)	42,353	54
AGFA-Gevaert NV (c)(e)	157,324	263,116
Barco NV	39,009	2,654,790
EVS Broadcast Equipment SA (a)	19,807	1,094,949
KBC Ancora (c)	24,354	237,492
Nyrstar (a)(c)	71,838	452,209
RHJ International (c)	183,051	913,721
Tessenderlo Chemie NV (c)(e)	4,451	292
Tessenderlo Chemie NV (a)(e)	43,643	1,223,437

		6,840,060

BERMUDA — 0.5%
Archer, Ltd. (c)	90,590	137,037
BW Offshore, Ltd.	109,865	69,088
Golden Ocean Group, Ltd.	361,514	257,015
Johnson Electric Holdings, Ltd.	967,000	632,340
Lancashire Holdings, Ltd.	55,838	742,527
Ship Finance International, Ltd. (a)	34,353	540,029
SmarTone Telecommunications Holding, Ltd.	236,772	472,124
Trinity, Ltd.	618,000	414,484

		3,264,644

CANADA — 9.4%
Advantage Oil & Gas, Ltd. (c)	133,527	499,395
Angle Energy, Inc. (c)	67,710	271,817
Argonaut Gold, Inc. (c)	67,432	698,340
AuRico Gold, Inc. (a)(c)	173,294	1,216,994
Aurizon Mines, Ltd. (c)	89,344	468,535
Avion Gold Corp. (c)	244,183	198,533
B2Gold Corp. (c)	156,555	626,888
Bankers Petroleum, Ltd. (a)(c)	125,870	377,373

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Banro Corp. (c)	102,038	$473,920
Birchcliff Energy, Ltd. (a)(c)	63,301	427,175
BlackPearl Resources, Inc. (c)	157,072	577,876
Calfrac Well Services, Ltd.	17,542	421,814
Capstone Mining Corp. (c)	167,134	431,445
Celestica, Inc. (c)	109,654	783,442
China Gold International Resources Corp., Ltd. (c)	82,576	359,190
Cineplex, Inc. (a)	30,436	924,881
Colossus Minerals, Inc. (c)	76,071	433,719
Copper Mountain Mining Corp. (c)	69,698	238,714
Corus Entertainment, Inc. (Class B) (a)	153,012	3,556,466
Cott Corp. (c)	75,643	597,333
Crew Energy, Inc. (c)	67,363	495,663
Denison Mines Corp. (a)(c)	227,694	337,856
Dundee Corp. (Class A) (c)	93,954	2,360,428
Eastern Platinum, Ltd. (c)	519,842	95,098
Endeavour Silver Corp. (c)	46,973	467,844
Energy Fuels, Inc. (a)(c)	256,169	52,070
Exeter Resource Corp. (c)	66,563	111,620
FirstService Corp. (c)	68,142	1,935,636
Fortuna Silver Mines, Inc. (a)(c)	73,668	390,071
Freehold Royalties, Ltd. (a)	87,501	1,757,223
GMP Capital, Inc. (a)	102,353	606,452
Golden Star Resources, Ltd. (a)(c)	368,038	736,861
Gran Tierra Energy, Inc. (c)	152,675	788,240
Great Basin Gold, Ltd. (c)(f)	266,255	0
Great Canadian Gaming Corp. (a)(c)	57,900	590,798
Guardian Capital Group, Ltd.	340,316	3,372,205
Guyana Goldfields, Inc. (c)	48,570	163,883
Harry Winston Diamond Corp. (c)	46,016	546,702
Home Capital Group, Inc.	56,808	2,969,870
Ivanhoe Energy, Inc. (a)(c)	85,852	47,116
Jaguar Mining, Inc. (a)(c)	52,072	63,506
Just Energy Group, Inc. (a)	38,495	419,789
Keegan Resources, Inc. (a)(c)	51,423	190,756
Kirkland Lake Gold, Inc. (c)	42,490	514,742
Lake Shore Gold Corp. (c)	217,985	219,325
Legacy Oil + Gas, Inc. (c)	72,791	497,135
Linamar Corp.	78,096	1,679,467
Lions Gate Entertainment Corp. (a)(c)	78,812	1,203,459
MAG Silver Corp. (c)	52,297	639,927
Major Drilling Group International, Inc.	100,524	1,025,724
Martinrea International, Inc. (c)	102,731	737,111
Mercator Minerals, Ltd. (a)(c)	177,923	110,303
Minera Andes Acquisition Corp. (c)	57,997	268,191
Mullen Group, Ltd.	42,934	1,016,680
Nevsun Resources, Ltd.	104,774	490,887
North American Palladium, Ltd. (a)(c)	102,886	195,535
Northern Dynasty Minerals, Ltd. (a)(c)	57,364	265,264
NuVista Energy, Ltd. (c)	146,216	671,677
OceanaGold Corp. (c)	160,697	532,417
Oilsands Quest, Inc. (a)(c)	860,904	12,053
Pace Oil and Gas, Ltd. (c)	52,701	151,577
Pan American Silver Corp.	24,006	514,301
Pason Systems, Inc. (a)	41,202	687,154
Pengrowth Energy Corp. (a)	79,464	535,440
Peyto Exploration & Development Corp. (a)	2,866	70,547
Polymet Mining Corp. (a)(c)	204,992	239,586
Poseidon Concepts Corp. (a)	38,540	572,254
Premier Gold Mines, Ltd. (a)(c)	71,693	464,134
Pretium Resources, Inc. (c)	42,423	555,321
Queenston Mining, Inc. (c)	63,815	260,721
Questerre Energy Corp. (c)	138,445	98,492
Rubicon Minerals Corp. (a)(c)	128,293	481,123
Russel Metals, Inc. (a)	86,927	2,431,253
Sabina Gold & Silver Corp. (c)	76,578	255,273
Savanna Energy Services Corp. (a)	110,950	888,547
Seabridge Gold, Inc. (c)	21,543	418,621
ShawCor, Ltd. (Class A)	29,969	1,299,941
Sherritt International Corp. (a)	160,202	810,820
Silvercorp Metals, Inc. (a)	89,569	580,772
Stantec, Inc. (a)	74,461	2,535,132
Tanzanian Royalty Exploration Corp. (a)(c)	72,425	371,712
Tesco Corp. (a)(c)	28,633	305,800
Thompson Creek Metals Co., Inc. (a)(c)	95,851	272,761
TMX Group, Ltd. (c)	1,964	100,361
Torex Gold Resources, Inc. (c)	228,402	492,111
Transcontinental, Inc. (Class A) (a)	40,780	346,067
TransGlobe Energy Corp. (c)	51,902	564,410
Uni-Select, Inc. (a)	93,344	2,409,612
WestJet Airlines, Ltd.	111,845	1,997,171
Westport Innovations, Inc. (a)(c)	24,059	670,948
Wi-Lan, Inc.	70,663	397,140
Yamana Gold, Inc. (a)	2,379	45,406

		63,987,942

CHINA — 2.4%
Allied Properties HK, Ltd.	5,032,791	688,067
Cafe de Coral Holdings, Ltd.	1,317,867	3,696,980
China Gas Holdings, Ltd. (a)	2,542,000	1,396,694
Chow Sang Sang Holding International, Ltd. (a)	939	2,337
Daphne International Holdings, Ltd. (a)	574,000	575,980
Far East Consortium International, Ltd.	3,871,540	878,846
G-Resources Group, Ltd. (c)	9,624,000	415,831
Hi Sun Technology China, Ltd. (a)(c)	1,215,000	122,233
HKR International, Ltd.	2,761,579	1,207,462
K Wah International Holdings, Ltd.	2,813,109	1,342,470
Midland Holdings, Ltd.	793,790	471,979
Road King Infrastructure, Ltd.	1,231,544	883,163
Shun Tak Holdings, Ltd. (a)	1,130,749	437,526
Techtronic Industries Co., Ltd.	1,511,500	2,756,600
Texwinca Holdings, Ltd.	2,070,050	1,334,956
Xinyi Glass Holdings Co., Ltd. (a)	103,194	48,048

		16,259,172

CYPRUS — 0.0% (g)
Ocean Rig UDW, Inc. (c)	1,920	31,315

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

DENMARK — 1.4%
Amagerbanken A/S (b)	308,573	$0
Bang & Olufsen A/S (a)(c)	34,101	467,854
D/S Norden A/S	15,215	406,461
East Asiatic Co., Ltd. A/S	37,005	791,879
Genmab A/S (c)	41,574	523,388
GN Store Nord A/S	207,899	3,202,117
IC Companys A/S (a)	27,354	483,862
Jyske Bank A/S (c)	28,972	861,970
NeuroSearch A/S (c)	35,901	25,960
NKT Holding A/S	11,539	402,250
SimCorp A/S	8,857	1,893,802
Sydbank A/S (c)	30,342	572,846

		9,632,389

FINLAND — 1.7%
Amer Sports Oyj (Class A)	172,548	2,246,467
Atria PLC	62,665	419,216
Citycon Oyj	268,762	805,626
Cramo Oyj	76,506	797,242
HKScan Oyj	130,823	604,210
Lassila & Tikanoja Oyj (c)	84,519	1,152,577
Outokumpu Oyj (c)	358,265	382,554
Outotec Oyj	17,731	842,864
Poyry Oyj (a)	89,270	390,476
Talvivaara Mining Co. PLC (c)	86,380	210,587
Tieto Oyj (a)	73,430	1,269,645
Vacon Oyj	43,552	2,252,391

		11,373,855

FRANCE — 2.1%
Canal +	40,260	248,303
Carbone Lorraine SA	38,708	1,140,370
Club Mediterranee SA (c)	35,729	575,256
GL Events SA	33,434	644,762
Groupe Steria SCA	36,364	508,055
IMS International Metal Service	41,101	448,128
IPSOS	83,993	2,689,538
Rubis	71,381	4,197,165
Saft Groupe SA	48,100	1,115,398
Sequana (a)(c)	85,033	174,485
Societe de la Tour Eiffel	15,586	818,297
SOITEC (a)(c)	139,493	416,162
Teleperformance	22,270	638,616
UbiSoft Entertainment SA (c)	64,458	514,717

		14,129,252

GERMANY — 2.8%
Aareal Bank AG (c)	24,597	504,564
Demag Cranes AG	1,012	64,537
Deutsche Wohnen AG	152,299	2,678,399
Dialog Semiconductor PLC (c)	37,728	735,822
DIC Asset AG	56,903	537,696
Freenet AG (a)	54,117	884,193
Gerresheimer AG (c)	25,144	1,315,583
Gildemeister AG	78,303	1,391,175
Indus Holding AG	71,362	1,742,041
Jenoptik AG	158,632	1,204,684
Kloeckner & Co. SE (c)	47,600	455,422
Kontron AG	89,713	400,031
KUKA AG (c)	53,786	1,549,983
Leoni AG	45,523	1,701,908
MLP AG	66,030	429,750
Nordex SE (c)	41,565	168,976
Patrizia Immobilien AG (c)	123,138	703,372
Solar Millennium AG (c)	24,804	2,425
Solarworld AG (a)	53,723	105,745
TUI AG (a)(c)	96,367	831,136
Wincor Nixdorf AG (a)	17,125	670,413
Wirecard AG	51,868	1,192,432

		19,270,287

GIBRALTAR — 0.1%
PartyGaming PLC	351,509	589,754

GREECE — 0.5%
Alpha Bank AE (c)	284,373	607,304
Diana Containerships, Inc.	937	5,257
Diana Shipping, Inc. (c)	91,464	590,857
DryShips, Inc. (c)	208,475	487,832
EFG Eurobank Ergasias (c)	187,132	255,190
Ellaktor SA (c)	135,788	242,821
Fourlis Holdings SA (c)	58,140	106,960
Hellenic Exchanges SA	93,880	423,926
Marfin Investment Group SA (c)	464,228	173,196
Titan Cement Co. SA (c)	29,805	575,162
TT Hellenic Postbank SA (b)(c)	129,076	27,897

		3,496,402

HONG KONG — 1.0%
Ajisen China Holdings, Ltd. (a)	361,000	239,790
Champion REIT	189	86
China Grand Forestry Green Resources Group, Ltd. (c)	768,103	49,039
China Mining Resources Group, Ltd. (a)(c)(f)	20,920,000	0
China Oil and Gas Group, Ltd. (a)(c)	3,800,000	406,797
China Precious Metal Resources Holdings Co., Ltd. (a)(c)	2,250,000	435,301
Emperor Watch & Jewellery, Ltd. (a)	1,890,000	204,766
Giordano International, Ltd. (a)	3,056,000	2,569,906
Hutchison Telecommunications Hong Kong Holdings, Ltd.	1,210,000	535,298
Kingdee International Software Group Co., Ltd. (a)(c)	1,212,000	250,115
Mongolia Energy Co., Ltd. (c)	3,128,723	131,150
Pacific Basin Shipping, Ltd. (a)	1,566,000	717,028
Peace Mark (Holdings), Ltd. (b)(c)	504,228	0
Skyworth Digital Holdings, Ltd. (a)	1,317,009	625,105
Xingda International Holdings, Ltd. (a)	677,000	213,056
Yanchang Petroleum International, Ltd. (c)	4,460,000	287,621

		6,665,058

IRELAND — 1.5%
C&C Group PLC	287,002	1,367,251
Glanbia PLC	47,176	418,774
Kenmare Resources PLC (c)	1,115,271	707,589
Kingspan Group PLC	126,782	1,296,685
Paddy Power PLC (e)	13,145	973,907
Paddy Power PLC (e)	61,881	4,595,878

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Smurfit Kappa Group PLC	65,567	$662,163

		10,022,247

ISRAEL — 0.7%
Clal Insurance Enterprise Holdings, Ltd.	20,132	220,769
Israel Discount Bank, Ltd. (Class A) (c)	425,421	507,404
Migdal Insurance & Financial Holding, Ltd.	252,365	294,694
NICE Systems, Ltd. (c)	39,028	1,292,311
Oil Refineries, Ltd. (c)	873,964	354,219
Osem Investments, Ltd.	29,769	409,466
Partner Communications Co., Ltd.	61,949	333,669
Paz Oil Co., Ltd.	4,791	571,427
Shufersal, Ltd.	56,291	136,330
Strauss Group, Ltd. (c)	29,677	317,044

		4,437,333

ITALY — 1.5%
Amplifon SpA	298,739	1,272,124
Astaldi SpA	230,344	1,496,504
Banca Popolare dell’Etruria e del Lazio Scrl	233,760	322,987
Banca Popolare di Milano Scarl (c)	1,603,203	843,364
Digital Multimedia Technologies SpA (c)	30,716	769,379
Esprinet SpA	100,849	416,473
IMMSI SpA	757,419	383,434
Interpump Group SpA	317,867	2,361,604
Saras SpA (c)	262,546	333,037
Sorin SpA (c)	990,220	2,242,095

		10,441,001

JAPAN — 28.9%
Alps Electric Co., Ltd. (a)	189,136	982,146
Anritsu Corp. (a)	63,000	819,486
Asahi Holdings, Inc. (a)	48,873	824,182
Bank of the Ryukyus, Ltd. (a)	146,100	1,909,816
Best Denki Co., Ltd. (a)(c)	245,769	429,622
Calbee, Inc. (a)	13,600	1,195,681
Capcom Co., Ltd. (a)	22,200	461,121
Casio Computer Co., Ltd. (a)	106,000	753,445
Central Glass Co., Ltd. (a)	548,145	1,634,571
COMSYS Holdings Corp. (a)	218,750	3,061,938
Daifuku Co., Ltd.	127,500	640,778
Daihen Corp. (a)	255,000	658,805
DAIICHI CHUO KISEN KAISHA (a)(c)	339,834	266,451
Dainippon Screen Manufacturing Co., Ltd. (a)	258,000	1,273,419
Daiwa Office Investment Corp.	313	1,039,176
DCM Japan Holdings Co., Ltd. (a)	177,133	1,183,922
DIC Corp.	288,000	470,129
Doutor Nichires Holdings Co., Ltd.	175,732	2,215,850
DTS Corp.	94,282	1,290,621
eAccess, Ltd. (a)	1,306	252,975
Ebara Corp. (a)	120,000	504,370
EDION Corp. (a)	106,200	470,938
FCC Co., Ltd. (a)	105,948	1,709,058
Frontier Real Estate Investment Corp.	84	737,429
Fukuoka REIT Corp.	313	2,289,165
Furukawa Co., Ltd. (a)(c)	755,387	699,073
Glory, Ltd.	77,000	1,815,141
H2O Retailing Corp. (a)	255,000	2,923,650
Hanwa Co., Ltd. (a)	425,000	1,480,398
Haseko Corp. (c)	710,500	456,620
Heiwa Real Estate Co., Ltd.	69,400	801,936
Hitachi Kokusai Electric, Inc. (a)	180,372	1,198,616
Hitachi Zosen Corp.	857,500	991,967
Horiba, Ltd. (a)	53,913	1,591,057
Hosiden Corp.	120,400	674,735
Hulic Co., Ltd. (c)	117,300	711,640
Iino Kaiun Kaisha, Ltd. (a)	148,700	512,231
IT Holdings Corp.	99,708	1,299,536
Izumiya Co., Ltd. (a)	264,000	1,347,147
Japan Airport Terminal Co., Ltd. (a)	101,000	1,204,730
Japan Aviation Electronics Industry, Ltd. (a)	169,000	1,424,987
Japan Excellent, Inc.	261	1,442,545
Japan Logistics Fund, Inc.	261	2,422,134
Japan Prime Realty Investment Corp.	304	919,033
Juki Corp. (a)	161,332	205,294
Kanematsu Corp. (a)(c)	803,698	940,058
Katakura Industries Co., Ltd.	101,974	952,893
Kawasaki Kisen Kaisha, Ltd. (a)(c)	342,000	430,797
Kayaba Industry Co., Ltd. (a)	318,832	1,139,271
Kitz Corp.	179,600	773,342
Kiyo Holdings, Inc.	1,226,000	1,780,694
Komori Corp.	116,636	602,669
Kurabo Industries, Ltd.	750,000	1,233,933
Kyowa Exeo Corp.	142,800	1,692,308
Makino Milling Machine Co., Ltd. (a)	179,000	809,871
Marudai Food Co., Ltd.	566,656	2,104,930
Maruha Nichiro Holdings, Inc.	809,485	1,310,991
Marusan Securities Co., Ltd. (a)	174,998	521,845
Meidensha Corp.	76,000	263,753
Mirait Holdings Corp.	97,500	789,524
Mitsui Mining & Smelting Co., Ltd. (a)	710,000	1,514,910
Mitsui-Soko Co., Ltd.	311,000	1,063,316
Mitsumi Electric Co., Ltd. (a)(c)	45,900	246,609
Nakanishi, Inc.	8,383	904,028
NET One Systems Co., Ltd. (a)	199,200	2,516,884
Neturen Co., Ltd. (a)	221,103	1,369,816
Nichi-iko Pharmaceutical Co., Ltd.	17,700	418,157
Nihon Dempa Kogyo Co., Ltd. (a)	26,300	296,467
Nihon Kohden Corp.	73,100	2,545,346
Nikkiso Co., Ltd. (a)	243,000	3,004,704
Nippon Accommodations Fund, Inc.	265	1,829,113
Nippon Carbon Co., Ltd.	244,712	449,792
Nippon Konpo Unyu Soko Co., Ltd.	239,200	3,108,370
Nippon Light Metal Co., Ltd.	1,530,000	1,494,602
Nippon Seiki Co., Ltd.	80,000	802,057
Nippon Shinyaku Co., Ltd.	232,000	2,964,113
Nippon Soda Co., Ltd.	268,000	1,160,874
Nippon Suisan Kaisha, Ltd. (a)	425,899	919,679
Nippon Thompson Co., Ltd. (a)	237,000	804,216
Nishimatsu Construction Co., Ltd. (a)	718,000	1,107,455

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Nishimatsuya Chain Co., Ltd. (a)	124,393	$1,040,872
Nissan Chemical Industries, Ltd. (a)	76,000	852,802
Nissha Printing Co., Ltd. (a)(c)	21,700	203,054
Nisshin Steel Co., Ltd. (a)	355,000	383,291
Nitto Boseki Co., Ltd. (a)	554,153	1,873,294
NOF Corp.	473,000	2,285,964
Nomura Real Estate Office Fund, Inc.	129	811,639
NSD Co., Ltd. (a)	99,208	971,677
Okasan Securities Group, Inc.	270,682	1,015,927
Oki Electric Industry Co., Ltd. (c)	1,484,000	1,697,635
Orix JREIT, Inc.	428	2,101,491
Osaka Securities Exchange Co., Ltd. (a)	305	1,330,945
OSG Corp. (a)	152,100	2,119,234
Park24 Co., Ltd. (a)	198,713	3,264,206
Pioneer Corp. (a)(c)	121,200	297,548
Point, Inc. (a)	25,300	915,418
Premier Investment Corp.	501	1,927,369
Rengo Co., Ltd. (a)	216,000	996,710
Rohto Pharmaceutical Co., Ltd.	194,000	2,939,923
Ryohin Keikaku Co., Ltd.	32,103	2,034,290
Sakai Chemical Industry Co., Ltd.	331,565	975,943
Sanden Corp. (a)	425,000	1,283,740
Sankyu, Inc.	281,000	1,065,488
Sanyo Shokai, Ltd.	212,000	664,884
Sanyo Special Steel Co., Ltd. (a)	228,937	712,118
Sapporo Holdings, Ltd. (a)	175,000	490,360
Sato Corp. (a)	126,400	1,908,997
Sawai Pharmaceutical Co., Ltd. (a)	7,600	886,015
SBI Holdings, Inc. (a)	91,280	590,152
Seiren Co., Ltd.	205,000	1,428,149
Senshu Ikeda Holdings, Inc. (a)	104,760	634,215
Shima Seiki Manufacturing, Ltd. (a)	73,925	1,068,967
Shimachu Co., Ltd. (a)	100,300	2,101,401
Shochiku Co., Ltd. (a)	491,000	4,903,689
Sinfonia Technology Co., Ltd. (a)	482,000	910,720
SMK Corp.	253,343	700,112
Star Micronics Co., Ltd. (a)	69,400	669,023
Sumitomo Osaka Cement Co., Ltd. (a)	990,793	3,540,366
Tadano, Ltd. (a)	173,526	1,318,173
Taiyo Yuden Co., Ltd. (a)	52,700	445,715
Takara Holdings, Inc. (a)	312,000	2,313,933
Takasago International Corp. (a)	327,694	1,701,650
Takuma Co., Ltd. (a)	269,000	1,376,118
The 77 Bank, Ltd.	108,000	449,769
The Bank of Nagoya, Ltd. (a)	257,000	905,116
The Bank of Okinawa, Ltd.	51,900	2,294,807
The Ehime Bank, Ltd.	726,000	1,940,977
The Eighteenth Bank, Ltd.	696,730	1,853,768
The Hokuetsu Bank, Ltd.	977,000	1,996,697
The Michinoku Bank, Ltd.	680,000	1,380,977
The Minato Bank, Ltd.	799,000	1,561,028
The Miyazaki Bank, Ltd.	658,000	1,809,923
The Musashino Bank, Ltd.	43,900	1,355,370
The Oita Bank, Ltd.	437,000	1,437,943
The Tochigi Bank, Ltd.	265,000	980,977
The Tokyo Tomin Bank, Ltd.	47,600	447,244
Toagosei Co., Ltd.	581,818	2,198,644
TOC Co., Ltd. (a)	205,300	1,103,026
Toei Co., Ltd. (a)	316,000	1,783,085
Toho Holdings Co., Ltd.	78,119	1,604,552
Toho Zinc Co., Ltd. (a)	248,000	873,419
Tokai Carbon Co., Ltd. (a)	79,000	241,671
Tokai Tokyo Financial Holdings, Inc. (a)	257,000	862,172
Tokuyama Corp. (a)	159,000	326,992
Tokyo Dome Corp. (c)	253,000	829,242
Tokyo Tatemono Co., Ltd. (c)	230,000	901,671
TOMONY Holdings, Inc.	278,400	1,248,864
Topy Industries, Ltd. (a)	770,381	1,554,625
Toyo Corp/Chuo-ku (a)	175,048	1,912,478
Toyo Tire & Rubber Co., Ltd.	426,000	1,073,213
Toyobo Co., Ltd. (a)	1,043,788	1,247,716
Ulvac, Inc. (a)(c)	49,500	376,022
Unitika, Ltd. (c)	1,056,000	515,784
UNY Co., Ltd.	75,000	585,154
Yamato Kogyo Co., Ltd. (a)	26,600	787,401
Yodogawa Steel Works, Ltd. (a)	442,000	1,494,165
Zenrin Co., Ltd.	56,877	761,772

		196,514,432

LUXEMBOURG — 0.1%
AZ Electronic Materials SA	137,661	751,801

MALTA — 0.0% (g)
Angler Gaming PLC (c)	23,301	7,499

NETHERLANDS — 1.9%
Aalberts Industries NV	97,473	1,751,824
AerCap Holdings NV (c)	70,862	885,775
ASM International NV (a)	73,068	2,460,031
BinckBank NV (a)	39,953	294,262
CSM (a)	33,296	593,697
Eurocommercial Properties NV	16,770	636,235
Exact Holding NV	50,631	1,120,352
Koninklijke BAM Groep NV (a)	122,037	373,505
Mediq NV	180,062	2,988,281
Ordina NV (c)	99,565	130,652
VistaPrint NV (a)(c)	25,722	878,406
Wereldhave NV	7,961	443,164

		12,556,184

NEW ZEALAND — 0.6%
Fisher & Paykel Appliances Holdings, Ltd. (a)(c)	1,034,202	1,030,934
Fisher & Paykel Healthcare Corp., Ltd. (a)	848,914	1,621,944
Nuplex Industries, Ltd. (a)	132,732	317,550
Sky City Entertainment Group Ltd. (a)	271,704	853,163

		3,823,591

NORWAY — 1.5%
Algeta ASA (c)	22,285	576,122
Deep Sea Supply PLC (c)	181,445	301,098
DNO International ASA (a)(c)	1,003,611	1,917,884
Ekornes ASA	90,845	1,285,363
Norske Skogindustrier ASA (a)(c)	269,679	244,486
Norwegian Property ASA (a)	426,671	652,140
ProSafe SE (a)	126,727	1,046,613
Renewable Energy Corp. ASA (a)(c)	424,266	130,286
Songa Offshore SE (a)(c)	132,585	279,538

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Tomra Systems ASA	200,466	$1,777,119
Veidekke ASA	267,437	2,106,870

		10,317,519

PORTUGAL — 0.2%
Altri SGPS SA	368,620	644,952
Semapa-Sociedade de Investimento e Gestao, SGPS, SA (a)	149,099	956,969

		1,601,921

SINGAPORE — 2.6%
Bukit Sembawang Estates, Ltd.	273,080	1,175,399
Cape PLC (a)	58,578	227,020
CapitaCommercial Trust	818	997
China Yuchai International, Ltd. (a)	22,172	282,693
Cosco Corp. Singapore, Ltd. (a)	565,000	444,465
Ezra Holdings, Ltd. (a)(c)	500,599	497,865
Haw Par Corp., Ltd.	809,352	4,394,134
Hong Leong Finance, Ltd. (a)	1,764,656	3,510,036
Mapletree Industrial Trust	720,000	827,586
Mapletree Logistics Trust (a)	4,324,201	3,965,702
Miclyn Express Offshore, Ltd.	378,451	846,135
Wing Tai Holdings, Ltd.	835,299	1,164,393

		17,336,425

SOUTH KOREA — 7.6%
Asiana Airlines (c)	167,318	1,044,773
Capro Corp.	14,950	227,325
Cheil Communications, Inc.	216,767	4,612,583
CJ E&M Corp. (c)	10,254	268,015
Daum Communications Corp. (a)	18,162	1,854,724
DGB Financial Group, Inc.	69,530	919,622
Dong-A Pharmaceutical Co., Ltd.	13,603	1,279,001
Dongkuk Steel Mill Co., Ltd. (a)	20,890	306,370
Eugene Investment & Securities Co., Ltd. (c)	79,229	191,403
Fila Korea, Ltd.	5,789	378,146
GemVax & Kael Co., Ltd. (a)(c)	10,952	380,858
Grand Korea Leisure Co., Ltd.	19,700	520,229
Green Cross Corp.	3,092	471,551
Hana Tour Service, Inc. (a)	26,092	1,427,351
Hanjin Heavy Industries & Construction Co., Ltd. (a)(c)	16,850	183,445
Hanjin Shipping Co., Ltd. (a)(c)	46,008	558,839
Hanmi Pharm Co., Ltd. (c)	10,260	864,981
Hansol Paper Co. (a)	79,509	668,879
Hanwha Securities Co.	119,772	447,222
Hite Jinro Co. Ltd.	28,374	622,917
Hotel Shilla Co., Ltd.	64,335	3,206,837
Humax Co., Ltd. (a)	47,006	422,935
Hyundai Development Co.	29,280	586,166
Hyundai Elevator Co., Ltd.	3,013	263,774
Hyundai Greenfood Co., Ltd. (a)	35,830	599,625
Hyundai Marine & Fire Insurance Co., Ltd.	7	218
Hyundai Securities Co., Ltd.	76,330	637,328
Jeonbuk Bank	254,234	1,031,644
Korea Express Co., Ltd. (a)(c)	7,129	621,545
Korea Investment Holdings Co., Ltd.	23,820	859,421
Korean Reinsurance Co.	128,968	1,375,055
KP Chemical Corp.	25,450	302,261
KT Skylife Co., Ltd. (c)	13,608	375,883
Kumho Tire Co, Inc. (c)	56,100	762,184
LG Fashion Corp. (a)	11,280	315,131
LG International Corp.	69,228	2,911,945
LG Life Sciences, Ltd. (a)(c)	25,050	1,064,950
LIG Insurance Co., Ltd.	59,720	1,397,053
Lotte Chilsung Beverage Co., Ltd.	395	490,096
LS Industrial Systems Co., Ltd.	9,965	625,824
MegaStudy Co., Ltd.	5,775	384,506
Melfas, Inc. (a)	13,404	268,942
Meritz Finance Holdings Co. Ltd. (c)	89,228	252,890
Meritz Fire & Marine Insurance Co., Ltd.	119,178	1,356,458
Meritz Securities Co., Ltd.	785,777	724,675
Mirae Asset Securities Co., Ltd.	14,317	436,044
Neowiz Games Corp. (a)(c)	9,166	218,547
NongShim Co., Ltd.	2,481	592,668
Poongsan Corp.	57,793	1,827,765
S1 Corp/Korea	12,780	786,515
Samsung Fine Chemicals Co., Ltd.	29,259	1,761,187
Samyang Corp. (c)	2,140	112,447
Samyang Holdings Corp.	2,857	169,915
Seoul Semiconductor Co., Ltd. (a)	21,478	423,212
SFA Engineering Corp. (a)	44,153	1,807,555
SK Broadband Co., Ltd. (c)	152,316	520,774
SK Chemicals Co., Ltd. (a)	31,464	1,848,617
STX Offshore & Shipbuilding Co., Ltd. (a)	27,163	218,003
STX Pan Ocean Co., Ltd. (a)	61,429	205,330
Taekwang Industrial Co., Ltd.	476	406,865
Tong Yang Securities, Inc.	70,520	266,490
Woori Investment & Securities Co., Ltd.	64,213	678,861
Yuhan Corp.	11,075	1,524,597

		51,870,972

SPAIN — 1.3%
Amper SA (c)	135,557	357,508
Campofrio Food Group SA (c)	186,798	1,401,040
Construcciones y Auxiliar de Ferrocarriles SA	5,386	2,629,588
Ercros SA (c)	416,305	315,454
Faes Farma SA (a)	211,411	368,533
Gamesa Corp. Tecnologica SA (a)	75,932	159,815
Tubacex SA (a)(c)	248,574	626,789
Tubos Reunidos SA (a)	296,997	725,964
Vidrala SA	72,600	1,778,334
Zeltia SA (a)(c)	144,381	270,261

		8,633,286

SWEDEN — 1.8%
Axfood AB	12,635	475,793
Axis Communications AB	27,550	684,905
Betsson AB (c)	22,905	609,603
Carnegie Investment Bank AB (a)(b)(c)	59,625	0
Fabege AB	77,291	736,767
Great Portland Estates PLC	118,657	863,957
Haldex AB (a)	171,599	868,909

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Intrum Justitia AB	109,051	$1,596,696
JM AB	53,800	984,657
Kungsleden AB	166,680	943,145
New Wave Group AB (Class B)	210,696	665,193
Nobia AB (c)	97,680	369,470
PA Resources AB (c)	664,559	68,923
SAS AB (a)(c)	151,603	172,260
TradeDoubler AB	93,845	200,383
Wihlborgs Fastigheter AB	193,833	2,897,177

		12,137,838

SWITZERLAND — 2.2%
Basilea Pharmaceutica AG (c)	9,390	474,596
Belimo Holding AG	2,456	4,345,955
Daetwyler Holding AG	31,983	2,666,384
Georg Fischer AG (c)	3,152	1,115,173
Kudelski SA (c)	65,745	741,538
Kuoni Reisen Holding (Class B) (c)	4,719	1,277,916
Meyer Burger Technology AG (c)	17,900	237,130
Mobimo Holding AG (c)	3,140	720,683
Nobel Biocare Holding AG (c)	48,758	489,240
Temenos Group AG (c)	73,621	1,100,633
Valora Holding AG	8,620	1,531,752

		14,701,000

UNITED KINGDOM — 13.5%
Afren PLC (c)	533,159	1,206,184
Ashtead Group PLC	263,344	1,376,952
Aveva Group PLC	34,937	1,109,708
Barratt Developments PLC (c)	458,689	1,255,471
Bellway PLC	92,977	1,382,031
Bodycote PLC	212,820	1,342,686
Booker Group PLC	779,158	1,174,515
Bovis Homes Group PLC	183,074	1,492,920
Britvic PLC	230,474	1,355,068
BTG PLC (c)	160,590	836,568
Cable & Wireless Communications PLC	1,319,545	768,793
Capital & Counties Properties PLC	281,872	991,353
Centamin PLC (c)	445,865	665,984
Chemring Group PLC	213,948	1,121,093
CSR PLC	151,759	779,537
Dairy Crest Group PLC	174,416	975,343
Debenhams PLC	545,656	902,272
Domino’s Pizza UK & IRL PLC	56,047	480,580
DS Smith PLC	724,588	2,175,149
DSG International PLC (c)	2,105,256	672,434
Elementis PLC	899,200	3,368,704
EnQuest PLC (c)	301,331	558,604
Enterprise Inns PLC (c)	437,239	444,814
Fenner PLC	357,650	2,229,277
Filtrona PLC	80,006	665,347
Galiform PLC	315,856	757,415
Galliford Try PLC	126,460	1,490,715
Game Group PLC (f)	573,405	0
Gem Diamonds, Ltd. (c)	90,508	254,305
Hays PLC	574,673	715,474
Heritage Oil PLC (c)	122,681	382,739
Hikma Pharmaceuticals PLC	60,190	706,120
Home Retail Group PLC (a)	337,877	486,133
Hunting PLC	64,236	857,314
Imagination Technologies Group PLC (c)	107,644	825,661
Intermediate Capital Group PLC	172,088	828,939
International Personal Finance	293,770	1,421,716
Interserve PLC	188,403	1,109,234
ITE Group PLC	511,448	1,702,151
J.D. Wetherspoon PLC	158,733	1,232,909
Jardine Lloyd Thompson Group PLC	3,048	37,677
Jazztel PLC (c)	81,893	488,638
JKX Oil & Gas PLC (c)	68,496	87,380
Jupiter Fund Management PLC	190,048	747,889
Keller Group PLC	98,991	885,572
Kesa Electricals PLC (a)	254,899	232,560
Kier Group PLC	58,342	1,220,028
Ladbrokes PLC	287,767	802,977
Laird PLC	202,291	735,637
Lamprell PLC	88,315	156,872
Mcbride PLC (c)	147,932	309,350
Melrose PLC	1,355,231	5,300,368
Michael Page International PLC	268,655	1,543,545
Micro Focus International PLC	88,227	839,854
Mitchells & Butlers PLC (c)	225,596	1,061,183
Mitie Group PLC	499,940	2,351,673
Morgan Crucible Co. PLC	317,631	1,354,596
Morgan Sindall PLC	66,250	712,490
N Brown Group PLC	251,758	1,116,762
National Express Group PLC	206,183	698,184
Ophir Energy PLC (c)	111,230	1,092,054
Pace PLC	182,534	469,546
PayPoint PLC	105,312	1,217,613
Premier Farnell PLC	463,135	1,287,832
Premier Foods PLC (c)	144,758	149,603
Punch Taverns PLC (c)	1,179,526	127,805
PV Crystalox Solar PLC (c)	424,582	52,518
Redrow PLC (c)	302,961	760,739
Regus PLC	311,748	512,975
Renishaw PLC	19,200	512,499
Restaurant Group PLC	335,234	1,936,899
RPS Group PLC	305,116	1,226,826
Salamander Energy PLC (c)	88,507	285,842
Senior PLC	664,466	2,192,097
Shaftesbury PLC	322,828	2,752,477
Shanks Group PLC	417,204	555,803
SIG PLC	316,088	505,314
SOCO International PLC (c)	104,772	558,313
Spirent Communications PLC	338,612	843,151
Spirit Pub Co. PLC	228,783	193,032
Taylor Wimpey PLC	1,414,373	1,240,173
Telecity Group PLC	109,096	1,577,586
Tullett Prebon PLC	254,335	1,223,886
Ultra Electronics Holdings PLC	51,455	1,281,240
Unite Group PLC	288,009	1,225,942
Victrex PLC	154,326	3,294,497
WH Smith PLC	168,474	1,758,814
Wincanton PLC (c)	231,327	209,186
Yell Group PLC (a)(c)	1,856,337	14,988

		91,844,697

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

UNITED STATES — 0.0% (g)
Molycorp, Inc. (c)	7,265	$83,547

TOTAL COMMON STOCKS —
(Cost $751,891,638)		667,934,574

PREFERRED STOCK — 0.0% (g)
SOUTH KOREA — 0.0% (g)
Hyundai Securities Co., Ltd. (Cost $246,036)	33,293	240,840

RIGHTS — 0.0% (g)
FINLAND — 0.0% (g)
Citycon Oyj (expiring 10/1/12) (c) (Cost $0)	268,762	29,288

WARRANTS — 0.0% (g)
CANADA — 0.0% (g)
Kinross Gold Corp. (expiring 9/17/14) (c)	463	329

FRANCE — 0.0% (g)
UbiSoft Entertainment SA (expiring 10/10/13) (c)	67,783	4,186

ITALY — 0.0% (g)
Interpump Group SpA (expiring 10/31/12) (c)	8	4

TOTAL WARRANTS —
(Cost $2,207)		4,519

SHORT TERM INVESTMENTS — 11.4%
UNITED STATES — 11.4%
MONEY MARKET FUNDS — 11.4%
State Street Navigator Securities Lending Prime Portfolio (h)(i)	75,674,265	75,674,265
State Street Institutional Liquid Reserves Fund 0.21% (i)(j)	1,771,925	1,771,925

TOTAL SHORT TERM INVESTMENTS —
(Cost $77,446,190)		77,446,190

TOTAL INVESTMENTS — 109.8%
(Cost $829,586,071)		745,655,411
OTHER ASSETS & LIABILITIES — (9.8)%		(66,575,152)

NET ASSETS — 100.0%		$679,080,259

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs. (Note 2)
(c)	Non-income producing security.
(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.4% of net assets as of September 30, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(f)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 3 inputs. (Note 2)
(g)	Amount shown represents less than 0.05% of net assets.
(h)	Investments of cash collateral for securities loaned.
(i)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(j)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company
REIT = Real Estate Investment Trust
SCA = Societe en Commandite par Actions

See accompanying notes to financial statements.

SPDR Dow Jones International Real Estate ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.6%
AUSTRALIA — 17.5%
Abacus Property Group	2,543,983	$5,132,246
Astro Japan Property Group	566,416	1,684,586
Bunnings Warehouse Property Trust (a)	3,772,321	7,806,444
CFS Retail Property Trust (b)	22,099,983	44,354,817
Charter Hall Retail REIT (b)	2,352,852	8,392,286
Commonwealth Property Office Fund (b)	22,089,680	23,775,043
Dexus Property Group	45,544,246	44,993,385
Goodman Group (b)	13,446,786	55,373,914
GPT Group	15,335,028	54,219,441
Investa Office Fund (b)	5,779,326	17,368,671
Westfield Group	19,571,395	206,779,288
Westfield Retail Trust	26,442,896	79,469,120

		549,349,241

AUSTRIA — 1.7%
Atrium European Real Estate, Ltd.	1,649,409	8,623,662
CA Immobilien Anlagen AG (a)	694,988	7,656,194
IMMOFINANZ AG (a)	10,089,993	36,644,719

		52,924,575

BELGIUM — 0.8%
Befimmo Sicafi S.C.A.	141,981	8,384,025
Cofinimmo (b)	140,255	15,595,257

		23,979,282

CANADA — 11.8%
Artis REIT	513,508	8,548,464
Boardwalk REIT	244,079	16,121,443
Brookfield Asset Management, Inc. (Class A) (b)	5,297,885	182,743,246
Brookfield Office Properties, Inc. (c)	510,000	8,445,600
Brookfield Office Properties, Inc. (c)	1,195,886	19,859,523
Calloway REIT	500,148	15,183,110
Canadian Apartment Properties REIT	436,748	11,039,100
Canadian REIT	317,165	13,544,665
Chartwell Seniors Housing REIT	796,823	8,252,072
First Capital Realty, Inc. (b)	737,359	14,080,975
H&R REIT	868,834	22,242,928
Primaris Retail REIT	414,647	10,273,991
RioCan REIT	1,356,565	38,148,436

		368,483,553

CHINA — 3.3%
Hongkong Land Holdings, Ltd. (b)	11,047,000	66,392,470
Kerry Properties, Ltd.	7,177,670	36,289,900

		102,682,370

FRANCE — 8.6%
Fonciere Des Regions	331,570	24,954,033
Gecina SA	237,961	24,386,852
Klepierre	919,919	32,297,044
Mercialys SA	470,146	9,710,749
SILIC	80,834	8,371,429
Unibail-Rodamco SE	859,369	171,475,129

		271,195,236

GERMANY — 0.1%
IVG Immobilien AG (a)(b)	1,387,017	3,170,873

HONG KONG — 9.0%
Champion REIT (b)	24,807,174	11,326,527
Hang Lung Group, Ltd. (b)	6,835,808	43,334,081
Hang Lung Properties, Ltd.	18,106,755	61,887,467
Hysan Development Co., Ltd.	5,793,846	26,378,972
Prosperity REIT	10,565,000	2,956,960
The Link REIT	21,500,730	101,912,337
Wheelock & Co., Ltd.	7,784,545	33,585,017

		281,381,361

ITALY — 0.1%
Beni Stabili SpA	7,851,131	4,141,196

JAPAN — 18.1%
Aeon Mall Co., Ltd. (b)	749,940	18,411,123
Daibiru Corp. (b)	545,800	4,531,964
Daiwa Office Investment Corp.	2,040	6,772,905
Frontier Real Estate Investment Corp.	1,972	17,312,031
Fukuoka REIT Corp.	1,019	7,452,584
Global One Real Estate Investment Co., Ltd.	924	5,623,573
Hankyu REIT, Inc.	810	4,008,355
Heiwa Real Estate Co., Ltd.	339,700	3,925,325
Hulic Co., Ltd. (a)(b)	2,368,290	14,368,032
Japan Excellent, Inc.	1,636	9,042,159
Japan Prime Realty Investment Corp.	7,766	23,477,676
Japan Real Estate Investment Corp. (b)	5,165	52,181,105
Japan Retail Fund Investment Corp.	17,693	31,724,595
Kenedix Realty Investment Corp.	2,699	9,758,724
Mitsui Fudosan Co., Ltd.	8,294,000	166,626,247
Mori Hills REIT Investment Corp.	1,746	8,528,021
Mori Trust Sogo REIT, Inc. (b)	1,708	15,345,655
Nippon Building Fund, Inc.	5,768	62,350,745
Nomura Real Estate Office Fund, Inc. (b)	2,725	17,145,084
NTT Urban Development Corp. (b)	10,352	8,435,949
Orix JREIT, Inc. (b)	2,671	13,114,679
Premier Investment Corp.	1,869	7,190,125
Tokyu Land Corp. (b)	4,165,000	22,377,506
Tokyu REIT, Inc. (b)	1,515	7,828,149
Top REIT, Inc.	1,478	7,380,501
United Urban Investment Corp.	19,794	23,025,154

		567,937,966

NETHERLANDS — 2.2%
Corio NV	905,292	38,532,703
Eurocommercial Properties NV	334,549	12,692,412
VastNed Retail NV	181,440	7,712,279
Wereldhave NV	204,051	11,358,874

		70,296,268

NEW ZEALAND — 0.8%
AMP NZ Office Trust (b)	7,616,744	6,200,685
Argosy Property, Ltd. (b)	5,252,069	3,904,790
Goodman Property Trust (b)	7,834,245	6,638,066

See accompanying notes to financial statements.

SPDR Dow Jones International Real Estate ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Kiwi Income Property Trust (b)	9,269,471	$8,547,166

		25,290,707

SINGAPORE — 8.9%
Ascendas REIT	17,270,831	33,930,629
Cambridge Industrial Trust	10,627,272	5,544,513
CapitaCommercial Trust (b)	18,984,676	23,136,945
CapitaLand, Ltd. (b)	24,002,999	62,223,475
CapitaMall Trust	23,197,168	38,198,646
Frasers Commercial Trust	4,481,304	4,292,437
Global Logistic Properties, Ltd. (b)	23,361,000	47,799,878
Guocoland, Ltd. (b)	3,164,666	5,185,439
Mapletree Logistics Trust	13,701,080	12,565,187
Singapore Land, Ltd.	865,000	4,992,419
Starhill Global REIT	13,200,482	8,232,142
Suntec REIT (b)	19,844,351	24,022,875
United Industrial Corp., Ltd.	3,283,000	7,707,704

		277,832,289

SOUTH AFRICA — 1.3%
Capital Property Fund	14,893,715	19,115,450
Fountainhead Property Trust (b)	10,943,268	10,729,539
SA Corporate Real Estate Fund	13,319,042	5,811,135
Sycom Property Fund	1,170,102	3,828,891

		39,485,015

SPAIN — 0.0% (d)
Martinsa-Fadesa SA (a)(e)(f)	35,998	0

SWEDEN — 2.0%
Castellum AB	1,618,907	21,938,183
Fabege AB	1,323,149	12,612,759
Great Portland Estates PLC	2,942,863	21,427,368
Kungsleden AB	1,300,970	7,361,435

		63,339,745

SWITZERLAND — 2.4%
PSP Swiss Property AG (a)	362,628	32,971,443
Swiss Prime Site AG (a)	511,712	42,306,898

		75,278,341

UNITED KINGDOM — 11.0%
Big Yellow Group PLC	1,105,021	5,602,976
British Land Co. PLC	8,367,084	70,528,263
Capital & Counties Properties PLC	5,282,556	18,578,923
Capital Shopping Centres Group PLC (b)	5,700,162	30,117,509
Derwent London PLC	806,107	25,461,272
Grainger PLC	3,968,354	6,901,519
Hammerson PLC	6,708,636	48,857,285
Land Securities Group PLC	7,342,566	90,289,307
Segro PLC	6,983,755	25,577,059
Shaftesbury PLC	2,366,791	20,179,592
Workspace Group PLC	1,004,703	4,364,239

		346,457,944

TOTAL COMMON STOCKS —
(Cost $2,916,955,505)		3,123,225,962

SHORT TERM INVESTMENTS — 4.6%
UNITED STATES — 4.6%
MONEY MARKET FUNDS — 4.6%
State Street Navigator Securities Lending Prime Portfolio (g)(h)	115,240,095	115,240,095
State Street Institutional Liquid Reserves Fund 0.21% (h)(i)	28,395,898	28,395,898

TOTAL SHORT TERM INVESTMENTS —
(Cost $143,635,993)		143,635,993

TOTAL INVESTMENTS — 104.2%
(Cost $3,060,591,498)		3,266,861,955
OTHER ASSETS & LIABILITIES — (4.2)%		(130,204,003)

NET ASSETS — 100.0%		$3,136,657,952

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Amount shown represents less than 0.05% of net assets.
(e)	Company has filed for insolvency.
(f)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (See accompanying Notes to Schedules of Investments)
(g)	Investments of cash collateral for securities loaned.
(h)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(i)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR FTSE/Macquarie Global Infrastructure 100 ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.1%
AUSTRALIA — 1.9%
AGL Energy, Ltd.	17,308	$269,439
Asciano Group	31,121	141,425
Macquarie Atlas Roads Group (a)	779	1,183
Transurban Group	46,117	287,742

		699,789

BRAZIL — 0.8%
Centrais Eletricas Brasileiras SA ADR	17,132	101,593
Companhia Energetica de Minas Gerais ADR	15,335	185,860

		287,453

CANADA — 8.3%
ATCO, Ltd. (Class I)	1,588	124,270
Canadian Utilities, Ltd. (Class A) (b)	2,756	192,398
Emera, Inc.	3,849	135,700
Enbridge, Inc. (b)	25,289	986,938
Fortis, Inc. (b)	6,013	204,904
Pembina Pipeline Corp. (b)	9,100	255,257
TransAlta Corp. (b)	7,150	109,363
TransCanada Corp. (b)	22,238	1,011,157

		3,019,987

CZECH REPUBLIC — 0.7%
CEZ AS	6,820	254,141

FINLAND — 0.7%
Fortum Oyj	14,099	259,923

FRANCE — 4.6%
EDF SA	8,345	175,048
GDF Suez (b)	53,535	1,198,386
Suez Environnement Co.	12,233	138,791
Veolia Environnement SA	15,962	172,413

		1,684,638

GERMANY — 6.2%
E.ON AG	60,447	1,435,932
RWE AG	18,206	815,437

		2,251,369

HONG KONG — 4.0%
CLP Holdings, Ltd.	57,727	490,660
Hong Kong & China Gas Co., Ltd.	206,859	524,534
Hongkong Electric Holdings, Ltd.	51,000	433,154

		1,448,348

ITALY — 4.3%
Atlantia SpA	15,382	239,050
Enel Green Power SpA	62,496	105,808
Enel SpA	223,827	792,448
Snam Rete Gas SpA	53,834	238,938
Terna Rete Elettrica Nationale SpA	48,468	180,827

		1,557,071

JAPAN — 4.2%
Chubu Electric Power Co., Inc. (b)	18,198	237,884
Electric Power Development Co., Ltd. (b)	5,241	138,368
Hokuriku Electric Power Co. (b)	5,100	62,078
Kyushu Electric Power Co., Inc. (b)	11,118	92,031
Osaka Gas Co., Ltd. (b)	50,000	221,080
Shikoku Electric Power Co., Inc. (b)	4,735	53,619
The Chugoku Electric Power Co., Inc. (b)	8,875	118,295
The Kansai Electric Power Co., Inc. (b)	22,537	176,704
The Tokyo Electric Power Co., Inc. (a)	67	110
Tohoku Electric Power Co., Inc. (a)(b)	11,808	95,314
Tokyo Gas Co., Ltd. (b)	61,000	337,146

		1,532,629

PORTUGAL — 0.5%
EDP — Energias de Portugal SA	68,959	190,029

SINGAPORE — 0.3%
Hutchison Port Holdings Trust	139,000	100,775

SOUTH KOREA — 0.6%
Korea Electric Power Corp. (a)	320	8,033
Korea Electric Power Corp. ADR (a)	15,389	191,131

		199,164

SPAIN — 3.0%
Abertis Infraestructuras SA	11,862	174,732
Enagas	5,579	110,173
Gas Natural SDG SA	12,704	180,026
Iberdrola SA	140,984	639,894

		1,104,825

UNITED KINGDOM — 9.6%
Centrica PLC	162,917	862,371
Drax Group PLC	11,686	95,674
National Grid PLC	115,419	1,272,965
Pennon Group PLC	11,559	134,858
Scottish & Southern Energy PLC	29,874	671,508
Severn Trent PLC	7,516	203,777
United Utilities Group PLC	21,561	249,287

		3,490,440

UNITED STATES — 49.4%
AGL Resources, Inc.	3,739	152,963
Alliant Energy Corp.	3,472	150,650
Ameren Corp. (b)	7,690	251,232
American Electric Power Co., Inc. (b)	15,276	671,228
American Water Works Co., Inc.	5,619	208,240
Aqua America, Inc. (b)	4,311	106,740
Calpine Corp. (a)(b)	11,067	191,459
CenterPoint Energy, Inc. (b)	13,464	286,783
CMS Energy Corp.	8,330	196,172
Consolidated Edison, Inc. (b)	9,184	550,030
Dominion Resources, Inc. (b)	17,991	952,444
DTE Energy Co. (b)	5,372	321,998
Duke Energy Corp.	22,139	1,434,607
Edison International	10,302	470,698
Entergy Corp. (b)	5,561	385,377
Exelon Corp.	26,829	954,576
FirstEnergy Corp. (b)	13,220	583,002
Integrys Energy Group, Inc. (b)	2,448	127,786
ITC Holdings Corp. (b)	1,649	124,631
Kinder Morgan Management, LLC (a)	3,528	269,539
Kinder Morgan, Inc.	20,200	717,504
National Fuel Gas Co. (b)	2,669	144,233
NextEra Energy, Inc. (b)	13,348	938,765
NiSource, Inc.	8,989	229,040

See accompanying notes to financial statements.

SPDR FTSE/Macquarie Global Infrastructure 100 ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Northeast Utilities	9,936	$379,853
NRG Energy, Inc. (b)	7,339	156,981
NV Energy, Inc.	7,273	130,987
OGE Energy Corp.	3,129	173,534
ONEOK, Inc.	6,608	319,233
Pepco Holdings, Inc. (b)	7,337	138,669
PG&E Corp.	13,375	570,711
Pinnacle West Capital Corp. (b)	3,490	184,272
PPL Corp. (b)	18,295	531,470
Public Service Enterprise Group, Inc. (b)	16,135	519,224
SCANA Corp. (b)	4,165	201,045
Sempra Energy (b)	7,625	491,736
Southern Co. (b)	27,447	1,265,032
Spectra Energy Corp.	20,652	606,343
TECO Energy, Inc. (b)	6,732	119,426
The AES Corp. (a)	23,906	262,249
The Williams Cos., Inc.	19,826	693,315
Westar Energy, Inc. (b)	4,027	119,441
Wisconsin Energy Corp.	7,314	275,518
Xcel Energy, Inc. (b)	15,468	428,618

		17,987,354

TOTAL COMMON STOCKS —
(Cost $49,562,949)		36,067,935

SHORT TERM INVESTMENTS — 20.1%
UNITED STATES — 20.1%
MONEY MARKET FUNDS — 20.1%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	7,211,101	7,211,101
State Street Institutional Liquid Reserves Fund 0.21% (d)(e)	97,634	97,634

TOTAL SHORT TERM INVESTMENTS —
(Cost $7,308,735)		7,308,735

TOTAL INVESTMENTS — 119.2%
(Cost $56,871,684)		43,376,670
OTHER ASSETS & LIABILITIES — (19.2)%		(6,999,106)

NET ASSETS — 100.0%		$36,377,564

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P Global Natural Resources ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.3%
AUSTRALIA — 9.5%
Amcor, Ltd.	425,170	$3,430,962
BHP Billiton, Ltd.	578,342	19,870,844
Fortescue Metals Group, Ltd. (a)	681,585	2,473,643
Incitec Pivot, Ltd.	580,009	1,797,391
Newcrest Mining, Ltd.	155,435	4,710,098
Rio Tinto, Ltd. (a)	94,291	5,232,119
Woodside Petroleum, Ltd.	55,322	1,906,522

		39,421,579

BRAZIL — 3.6%
Companhia Siderurgica Nacional SA ADR (a)	199,617	1,123,844
Fibria Celulose SA ADR (a)(b)	132,264	1,235,346
Gerdau SA ADR	150,701	1,433,166
Petroleo Brasileiro SA ADR	149,358	3,426,273
Vale SA ADR	427,969	7,660,645

		14,879,274

CANADA — 12.7%
Agnico-Eagle Mines, Ltd.	34,985	1,813,339
Agrium, Inc.	55,088	5,710,632
Barrick Gold Corp.	205,438	8,579,091
Canadian Natural Resources, Ltd.	72,908	2,247,370
Goldcorp, Inc.	164,981	7,568,720
Imperial Oil, Ltd. (a)	56,175	2,583,382
Kinross Gold Corp.	231,677	2,368,688
Potash Corp. of Saskatchewan, Inc.	295,487	12,830,046
Sino-Forest Corp. (a)(b)(c)	48,511	0
Suncor Energy, Inc.	103,476	3,401,000
Teck Resources, Ltd. (Class B)	120,434	3,550,780
Viterra, Inc.	128,593	2,105,425

		52,758,473

CHILE — 0.9%
Sociedad Quimica y Minera de Chile SA ADR	63,359	3,905,449

CHINA — 0.3%
PetroChina Co., Ltd.	846,000	1,108,614

COLOMBIA — 1.2%
Ecopetrol SA, ADR (a)	82,996	4,890,954

FINLAND — 0.8%
Stora Enso Oyj	212,507	1,321,568
UPM-Kymmene Oyj	182,889	2,069,346

		3,390,914

FRANCE — 1.9%
Total SA	157,369	7,814,769

GERMANY — 1.3%
K+S AG	66,371	3,267,306
ThyssenKrupp AG	106,315	2,262,245

		5,529,551

HONG KONG — 0.9%
CNOOC, Ltd.	1,813,000	3,718,015

INDIA — 0.5%
Reliance Industries, Ltd. GDR (d)	66,903	2,106,106

ISRAEL — 1.3%
Israel Chemicals, Ltd.	439,324	5,319,370

ITALY — 1.3%
ENI SpA (a)	245,090	5,366,545

JAPAN — 1.4%
JFE Holdings, Inc. (a)	128,900	1,706,517
Nippon Steel Corp. (a)	1,418,000	2,916,195
OJI Paper Co., Ltd. (a)	379,000	1,159,409

		5,782,121

LUXEMBOURG — 1.1%
ArcelorMittal	328,473	4,715,997

NETHERLANDS — 2.3%
Nutreco NV	12,205	905,048
Royal Dutch Shell PLC (Class A)	249,832	8,641,439

		9,546,487

NORWAY — 2.5%
StatoilHydro ASA	212,497	5,489,852
Yara International ASA	100,257	5,026,160

		10,516,012

PERU — 1.3%
Compania de Minas Buenaventura SA ADR	36,030	1,403,729
Southern Copper Corp. (a)	112,500	3,865,500

		5,269,229

RUSSIA — 5.4%
Gazprom OAO ADR (e)	22,196	223,958
Gazprom OAO ADR (e)	456,324	4,576,930
Lukoil OAO ADR (e)	2,200	135,388
Lukoil OAO ADR (e)	32,277	1,988,263
MMC Norilsk Nickel OJSC ADR	249,830	3,984,789
Novolipetsk Steel OJSC GDR	79,464	1,573,387
Rosneft Oil Co. GDR	430,878	2,895,500
Surgutneftegas OJSC ADR (e)	138,290	1,247,376
Surgutneftegas OJSC ADR (e)	7,532	68,571
Uralkali OJSC GDR	139,558	5,773,514

		22,467,676

SINGAPORE — 2.0%
Golden Agri-Resources, Ltd. (a)	4,175,000	2,246,270
Wilmar International, Ltd. (a)	2,231,000	5,910,777

		8,157,047

SOUTH AFRICA — 1.0%
AngloGold Ashanti, Ltd. ADR	50,442	1,767,992
Gold Fields, Ltd. ADR (a)	93,708	1,204,148
Sasol Ltd, ADR	25,937	1,156,271

		4,128,411

SOUTH KOREA — 1.4%
POSCO ADR	73,301	5,976,964

SPAIN — 0.4%
Repsol YPF SA	85,268	1,655,331

SWEDEN — 1.0%
Svenska Cellulosa AB (Class B)	210,428	3,915,477

SWITZERLAND — 2.9%
Syngenta AG	32,522	12,163,740

See accompanying notes to financial statements.

SPDR S&P Global Natural Resources ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

UNITED KINGDOM — 8.6%
Anglo American PLC	293,333	$8,606,655
Antofagasta PLC	205,006	4,177,770
BG Group PLC	228,089	4,603,975
BP PLC	1,272,618	8,970,174
Xstrata PLC	613,297	9,482,616

		35,841,190

UNITED STATES — 31.8%
Alcoa, Inc.	217,578	1,925,565
Anadarko Petroleum Corp.	32,968	2,305,123
Apache Corp.	26,132	2,259,634
Archer-Daniels-Midland Co.	225,965	6,141,729
Bunge, Ltd.	50,759	3,403,391
CF Industries Holdings, Inc.	22,656	5,035,070
Chevron Corp.	130,853	15,252,226
ConocoPhillips (a)	84,024	4,804,492
Devon Energy Corp.	26,780	1,620,190
EOG Resources, Inc.	17,728	1,986,422
Exxon Mobil Corp. (a)	226,358	20,700,439
Freeport-McMoRan Copper & Gold, Inc. (a)	197,345	7,810,915
International Paper Co. (a)	149,293	5,422,322
MeadWestvaco Corp. (a)	59,052	1,806,991
Monsanto Co.	185,508	16,884,938
Newmont Mining Corp.	100,721	5,641,383
Nucor Corp. (a)	65,349	2,500,253
Occidental Petroleum Corp.	53,764	4,626,930
Phillips 66	41,657	1,931,635
Plum Creek Timber Co., Inc. (a)	55,495	2,432,901
Rayonier, Inc. (a)	41,825	2,049,843
Rock-Tenn Co. (Class A) (a)	24,208	1,747,333
The Mosaic Co.	147,816	8,515,680
Weyerhaeuser Co. (a)	187,514	4,901,616

		131,707,021

TOTAL COMMON STOCKS —
(Cost $425,029,024)		412,052,316

SHORT TERM INVESTMENTS — 9.4%
UNITED STATES — 9.4%
MONEY MARKET FUNDS — 9.4%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	38,015,474	38,015,474
State Street Institutional Liquid Reserves Fund 0.21% (g)(h)	691,439	691,439

TOTAL SHORT TERM INVESTMENTS —
(Cost $38,706,913)		38,706,913

TOTAL INVESTMENTS — 108.7%
(Cost $463,735,937)		450,759,229
OTHER ASSETS & LIABILITIES — (8.7)%		(35,907,457)

NET ASSETS — 100.0%		$414,851,772

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. (Note 2)
(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.5% of net assets as of September 30, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR MSCI ACWI ex-US ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.3%
AUSTRALIA — 6.1%
Alumina, Ltd. (a)	222,468	$196,643
Amcor, Ltd.	107,360	866,355
AMP, Ltd.	71,241	320,782
Australia & New Zealand Banking Group, Ltd.	42,878	1,103,574
BHP Billiton, Ltd.	100,908	3,467,027
Boral, Ltd. (a)	144,472	576,908
Brambles, Ltd.	54,964	401,243
CFS Retail Property Trust	166,330	333,825
Coca-Cola Amatil, Ltd.	73,448	1,035,693
Commonwealth Bank of Australia (a)	36,930	2,141,763
CSL, Ltd.	19,974	955,464
Fortescue Metals Group, Ltd. (a)	60,968	221,268
Iluka Resources, Ltd. (a)	12,216	126,145
Insurance Australia Group, Ltd.	77,781	353,465
Lend Lease Group (a)	66,602	543,686
Lynas Corp., Ltd. (a)(b)	158,562	130,262
Macquarie Group, Ltd.	20,332	601,737
National Australia Bank, Ltd. (a)	41,522	1,100,626
Newcrest Mining, Ltd.	17,769	538,448
Origin Energy, Ltd.	59,478	700,155
OZ Minerals, Ltd.	31,178	218,848
Qantas Airways, Ltd. (b)	177,948	225,759
QBE Insurance Group, Ltd.	26,129	351,872
Rio Tinto, Ltd.	9,311	516,659
Santos, Ltd.	53,460	631,537
Sonic Healthcare, Ltd.	26,133	368,231
Suncorp Group, Ltd.	71,765	689,567
Toll Holdings, Ltd. (a)	74,694	342,544
Transurban Group	66,148	412,724
Wesfarmers, Ltd. (a)(c)	14,362	533,330
Wesfarmers, Ltd. (c)	793	28,252
Westfield Group	42,639	450,497
Westpac Banking Corp.	54,317	1,403,633
Woodside Petroleum, Ltd.	19,117	658,815
Woolworths, Ltd.	34,142	1,021,103

		23,568,440

AUSTRIA — 0.3%
Erste Group Bank AG (b)	14,141	315,911
OMV AG	7,162	250,941
Raiffeisen International Bank-Holding AG (a)	9,548	346,210
Telekom Austria AG	14,634	103,547

		1,016,609

BELGIUM — 0.7%
Ageas	11,320	271,749
Ageas VVPR Strip (b)	266	5
Anheuser-Busch InBev NV	15,255	1,298,623
Anheuser-Busch InBev NV — VVPR Strip (b)	8,694	11
Delhaize Group	3,237	125,119
KBC Groep NV	9,278	222,848
Solvay SA	2,867	332,177
UCB SA (a)	4,809	264,732

		2,515,264

BRAZIL — 2.7%
Banco Bradesco SA Preference Shares ADR	63,497	1,020,397
Companhia de Bebidas das Americas Preference Shares ADR	36,804	1,408,489
Companhia Energetica de Minas Gerais ADR	59,679	723,310
Companhia Siderurgica Nacional SA ADR	45,253	254,774
Gerdau SA ADR	67,445	641,402
Itau Unibanco Holding SA Preference Shares ADR	91,626	1,400,045
OGX Petroleo e Gas Participacoes SA ADR (a)(b)	32,512	98,186
PDG Realty SA Empreendimentos e Participacoes ADR	23,731	94,687
Petroleo Brasileiro SA Preference Shares ADR	118,133	2,607,195
Tim Participacoes SA ADR	7,353	141,325
Vale SA ADR (a)	15,071	269,771
Vale SA Preference Shares ADR	99,328	1,724,334

		10,383,915

CANADA — 8.2%
Agnico-Eagle Mines, Ltd.	3,235	167,676
Agrium, Inc.	5,308	550,248
Bank of Montreal	17,194	1,015,266
Bank of Nova Scotia (a)	26,962	1,477,505
Barrick Gold Corp. (a)	29,035	1,212,214
Brookfield Asset Management, Inc. (Class A)	17,888	617,022
Brookfield Office Properties, Inc.	29,919	496,851
Cameco Corp.	11,975	233,062
Canadian Imperial Bank of Commerce (a)	10,640	832,103
Canadian National Railway Co. (a)	15,371	1,358,934
Canadian Natural Resources, Ltd. (a)	33,390	1,029,238
Canadian Pacific Railway, Ltd. (a)	7,155	593,299
Canadian Tire Corp., Ltd. (Class A) (a)	5,308	381,721
Cenovus Energy, Inc.	23,245	810,545
Eldorado Gold Corp.	10,225	155,773
Enbridge, Inc. (a)	28,821	1,124,779
EnCana Corp. (a)	23,363	511,210
Enerplus Corp. (a)	9,395	155,637
First Quantum Minerals, Ltd.	10,901	232,101
Gildan Activewear, Inc.	12,528	396,868
Goldcorp, Inc.	21,422	982,762
Husky Energy, Inc. (a)	12,102	324,950
IAMGOLD Corp.	8,896	140,951
IGM Financial, Inc. (a)	10,105	394,259
Imperial Oil, Ltd. (a)	13,584	624,703
Kinross Gold Corp.	26,914	275,171
Loblaw Cos., Ltd. (a)	9,648	334,952
Manulife Financial Corp.	42,556	512,514
National Bank of Canada (a)	9,218	697,006
New Gold, Inc. (b)	15,204	186,197
Nexen, Inc.	11,722	296,639
Onex Corp.	16,880	665,627
Penn West Petroleum, Ltd. (a)	12,878	183,102

See accompanying notes to financial statements.

SPDR MSCI ACWI ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Potash Corp. of Saskatchewan, Inc.	28,998	$1,259,296
Research In Motion, Ltd. (a)(b)	14,779	112,951
Rogers Communications, Inc. (Class B)	14,415	583,075
Royal Bank of Canada (a)	34,042	1,956,131
Shaw Communications, Inc. (Class B) (a)	15,446	315,843
Shoppers Drug Mart Corp. (a)	9,714	404,080
Silver Wheaton Corp.	6,781	269,324
SNC-Lavalin Group, Inc. (a)	12,722	490,675
Sun Life Financial, Inc.	17,187	398,605
Suncor Energy, Inc.	33,855	1,112,730
Talisman Energy, Inc.	37,838	505,301
Teck Resources, Ltd. (Class B)	21,575	636,100
TELUS Corp. (a)	7,828	489,275
The Toronto-Dominion Bank	21,491	1,790,789
Thomson Reuters Corp. (a)	16,970	490,154
TMX Group, Ltd. (b)	760	38,836
TransAlta Corp. (a)	18,457	282,309
TransCanada Corp. (a)	18,167	826,050
Valeant Pharmaceuticals International, Inc. (b)	5,541	305,559
Yamana Gold, Inc.	12,223	233,292

		31,471,260

CHILE — 0.4%
Empresa Nacional de Electricidad SA ADR	15,081	723,285
Enersis SA ADR	30,591	501,387
Sociedad Quimica y Minera de Chile SA ADR	3,541	218,267

		1,442,939

CHINA — 2.6%
Agricultural Bank of China, Ltd. (a)	722,000	281,229
Bank of China, Ltd.	2,112,436	803,751
Bank of Communications Co., Ltd. (a)	454,710	308,487
China Construction Bank Corp.	1,593,720	1,105,886
China COSCO Holdings Co., Ltd. (a)(b)	304,295	124,414
China Life Insurance Co., Ltd.	248,000	716,500
China Merchants Bank Co., Ltd. (a)	152,500	256,879
China Petroleum & Chemical Corp.	638,000	595,766
China Shenhua Energy Co., Ltd.	60,500	234,876
China Telecom Corp., Ltd.	784,000	453,013
Hengan International Group Co., Ltd.	32,500	307,258
Huaneng Power International, Inc.	504,000	383,530
Industrial & Commercial Bank of China (a)	1,694,045	1,000,706
PetroChina Co., Ltd.	640,000	838,668
PICC Property & Casualty Co., Ltd.	132,400	162,570
Ping An Insurance Group Co. of China, Ltd. (a)	62,000	468,604
Tencent Holdings, Ltd.	25,600	872,346
Tingyi Cayman Islands Holding Corp. (a)	130,000	391,513
Wumart Stores, Inc. (a)	57,000	85,133
Yanzhou Coal Mining Co., Ltd. (a)	120,000	182,943
Zijin Mining Group Co., Ltd. (a)	618,000	249,488

		9,823,560

COLOMBIA — 0.0% (d)
BanColombia SA ADR	3,009	179,667

DENMARK — 0.9%
A P Moller — Maersk A/S	62	444,248
Danske Bank A/S (b)	20,941	378,374
DSV A/S	16,093	362,152
Novo Nordisk A/S (Class B)	15,131	2,393,187

		3,577,961

FINLAND — 0.9%
Elisa Oyj	10,288	232,813
Fortum Oyj	15,334	282,691
Kesko Oyj (Class B) (a)	6,181	175,338
Kone Oyj (Class B)	11,773	815,610
Metso Oyj	8,130	290,871
Neste Oil Oyj (a)	9,845	129,189
Nokia Oyj (a)	65,435	169,206
Sampo Oyj (Class A)	16,377	510,081
Stora Enso Oyj	41,758	259,690
UPM-Kymmene Oyj	26,352	298,167
Wartsila Oyj	7,402	256,636
YIT Oyj	1	19

		3,420,311

FRANCE — 5.8%
Accor SA	7,393	246,860
Air Liquide SA	9,624	1,194,174
Alcatel-Lucent (a)(b)	148,148	163,719
Alstom SA	6,592	231,393
AXA SA	41,885	624,528
BNP Paribas	26,578	1,264,442
Bouygues SA (a)	7,029	171,813
Cap Gemini SA	4,858	205,775
Carrefour SA	18,284	379,651
Credit Agricole SA (b)	23,559	162,757
Danone	15,844	976,564
Essilor International SA	10,014	938,785
France Telecom SA	55,253	667,327
GDF Suez (a)	29,519	660,786
L’Oreal SA	8,090	1,001,853
Lagardere SCA	5,604	153,239
LVMH Moet Hennessy Louis Vuitton SA	6,586	991,328
Pernod — Ricard SA	5,745	645,303
Peugeot SA (a)(b)	14,085	111,440
PPR	4,115	632,097
Publicis Groupe SA	7,363	412,527
Renault SA	13,107	615,806
Sanofi	28,995	2,474,991
Schneider Electric SA	15,057	892,123
Societe Generale (b)	17,595	500,255
Sodexo	4,368	329,242
Technip SA	4,554	506,838
Total SA (a)	60,006	2,979,831
Unibail-Rodamco SE	2,142	427,406
Vallourec SA	3,146	133,359
Veolia Environnement SA	11,767	127,101
Vinci SA	15,242	649,935

See accompanying notes to financial statements.

SPDR MSCI ACWI ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Vivendi SA	38,309	$747,893

		22,221,141

GERMANY — 5.5%
Adidas AG	9,406	772,516
Allianz SE	12,544	1,494,204
BASF SE	26,148	2,208,426
Bayer AG	20,526	1,764,759
Commerzbank AG (b)	100,337	179,297
Daimler AG	26,321	1,275,410
Deutsche Bank AG	22,311	882,477
Deutsche Boerse AG	7,959	440,953
Deutsche Lufthansa AG	11,512	156,247
Deutsche Post AG	30,734	600,997
Deutsche Telekom AG	83,554	1,029,238
E.ON AG	53,387	1,268,220
Fresenius Medical Care AG & Co. KGaA	8,648	634,829
Linde AG	3,939	679,048
MAN SE	4,489	411,476
Merck KGaA	3,180	392,743
Metro AG	5,666	169,659
Muenchener Rueckversicherungs- Gesellschaft AG	6,321	988,034
RWE AG	13,767	616,617
Salzgitter AG	1,880	72,716
SAP AG	26,460	1,875,987
Siemens AG	23,938	2,390,095
ThyssenKrupp AG	11,276	239,939
Volkswagen AG	3,567	597,480

		21,141,367

HONG KONG — 4.0%
AIA Group, Ltd.	137,400	512,154
Bank of East Asia, Ltd. (a)	218,556	820,299
Belle International Holdings, Ltd.	195,000	353,117
Cheung Kong Holdings, Ltd.	62,000	909,219
China Mengniu Dairy Co., Ltd.	59,000	176,545
China Merchants Holdings International Co., Ltd.	133,790	412,418
China Mobile, Ltd.	189,500	2,100,735
China Overseas Land & Investment, Ltd. (a)	126,000	320,475
China Resources Enterprise, Ltd.	122,000	407,545
China Unicom (Hong Kong), Ltd. (a)	258,000	423,275
Citic Pacific, Ltd. (a)	126,000	151,299
CNOOC, Ltd.	571,217	1,171,425
COSCO Pacific, Ltd.	263,934	369,012
Esprit Holdings, Ltd. (a)	4	6
Hang Lung Properties, Ltd.	126,000	430,658
Henderson Land Development Co., Ltd.	63,854	459,556
Hong Kong & China Gas Co., Ltd.	445,229	1,128,972
Hong Kong Exchanges and Clearing, Ltd. (a)	52,177	788,720
Hutchison Whampoa, Ltd.	62,000	601,348
Li & Fung, Ltd. (a)	252,000	390,680
New World Development Co., Ltd.	382,317	592,713
Sands China, Ltd.	78,400	292,739
Shangri-La Asia, Ltd.	130,333	252,824
Sun Hung Kai Properties, Ltd.	64,312	942,294
Swire Pacific, Ltd.	62,000	759,682
The Link REIT	159,546	756,240

		15,523,950

HUNGARY — 0.2%
MOL Hungarian Oil and Gas NyRt (a)	3,871	320,915
Richter Gedeon NyRt	2,068	362,110

		683,025

INDIA — 1.7%
Axis Bank, Ltd. GDR	8,728	185,906
Dr. Reddy’s Laboratories, Ltd. ADR	25,025	772,272
HDFC Bank, Ltd. ADR	37,637	1,414,398
ICICI Bank, Ltd. ADR	27,559	1,106,218
Infosys Technologies, Ltd. ADR (a)	17,427	845,907
Mahindra & Mahindra, Ltd. GDR	10,888	174,752
Reliance Industries, Ltd. GDR (e)	31,131	980,004
Tata Motors, Ltd. ADR	34,644	889,658

		6,369,115

INDONESIA — 0.9%
Astra Agro Lestari Tbk PT	101,500	232,803
Astra International Tbk PT	1,283,000	992,079
Bank Central Asia Tbk PT	204,500	168,814
Bank Mandiri Tbk PT	254,000	217,639
Bank Rakyat Indonesia Persero Tbk PT	1,189,600	926,073
Bumi Resources Tbk PT	784,500	59,842
Charoen Pokphand Indonesia Tbk PT	646,500	204,353
Gudang Garam Tbk PT	34,000	165,026
Telekomunikasi Indonesia Tbk PT	345,000	340,674

		3,307,303

IRELAND — 0.3%
CRH PLC	7,357	141,972
Elan Corp. PLC (b)	32,768	353,689
James Hardie Industries SE	77,332	699,632

		1,195,293

ISRAEL — 0.5%
Bank Hapoalim BM (b)	121,915	433,524
Bank Leumi Le-Israel BM (b)	111,320	310,720
Teva Pharmaceutical Industries, Ltd. ADR	28,909	1,197,121

		1,941,365

ITALY — 1.4%
Assicurazioni Generali SpA (a)	29,159	419,771
Atlantia SpA	21,067	327,401
Banca Monte dei Paschi di Siena SpA (a)(b)	184,298	53,490
Enel SpA	166,482	589,421
ENI SpA (a)	57,380	1,256,405
Fiat Industrial SpA	21,014	205,597
Fiat SpA (b)	45,168	241,267
Finmeccanica SpA (a)(b)	13,831	65,765
Intesa Sanpaolo SpA	300,334	457,087
Mediaset SpA	35,323	66,392
Mediobanca SpA	19,946	106,697
Pirelli & C. SpA	25,873	278,933
Saipem SpA	12,587	605,139

See accompanying notes to financial statements.

SPDR MSCI ACWI ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Telecom Italia SpA	410,783	$412,208
UBI Banca ScPA	29,351	108,598
UniCredit SpA (b)	18,296	76,074

		5,270,245

JAPAN — 13.6%
Aeon Co., Ltd. (a)	18,400	208,833
Aisin Seiki Co., Ltd. (a)	12,300	350,977
Asahi Breweries, Ltd.	18,800	464,925
Asahi Glass Co., Ltd. (a)	64,000	427,764
Asahi Kasei Corp. (a)	63,000	326,337
Astellas Pharma, Inc. (a)	19,200	978,509
Bridgestone Corp.	18,800	437,378
Canon, Inc. (a)	25,400	814,563
Central Japan Railway Co.	6,300	555,501
Chubu Electric Power Co., Inc.	25,000	326,799
Chuo Mitsui Trust Holdings, Inc. (a)	59,000	175,938
Credit Saison Co., Ltd. (a)	19,600	475,388
Daiichi Sankyo Co., Ltd. (a)	25,100	416,183
Daikin Industries, Ltd. (a)	18,500	481,048
Daiwa Securities Group, Inc. (a)	61,000	232,866
DeNA Co., Ltd. (a)	6,500	216,555
Denso Corp. (a)	12,600	396,949
East Japan Railway Co.	12,800	850,591
Eisai Co., Ltd. (a)	6,300	285,039
Electric Power Development Co., Ltd. (a)	6,300	166,326
FANUC Corp.	6,400	1,034,859
FUJIFILM Holdings Corp. (a)	18,500	311,028
Fujitsu, Ltd. (a)	63,000	237,262
Furukawa Electric Co., Ltd. (a)(b)	63,000	119,036
Hitachi, Ltd. (a)	128,000	714,036
Honda Motor Co., Ltd. (a)	44,300	1,364,873
Hoya Corp. (a)	12,600	277,751
Inpex Corp.	65	388,914
ITOCHU Corp. (a)	64,200	652,728
Japan Real Estate Investment Corp.	64	646,581
Japan Retail Fund Investment Corp.	252	451,851
Japan Tobacco, Inc. (a)	25,600	770,632
JFE Holdings, Inc. (a)	18,500	244,923
JS Group Corp. (a)	12,300	294,378
JSR Corp. (a)	12,600	207,301
JX Holdings, Inc. (a)	114,908	630,665
Kajima Corp. (a)	63,000	172,481
Kamigumi Co., Ltd.	64,000	531,414
KDDI Corp. (a)	6,300	490,720
Keikyu Corp. (a)	62,423	590,531
Kintetsu Corp. (a)	125,000	491,645
Kobe Steel, Ltd. (a)	126,000	100,411
Komatsu, Ltd. (a)	32,100	634,161
Konica Minolta Holdings, Inc. (a)	31,500	242,931
Kubota Corp. (a)	62,000	629,563
Kyocera Corp. (a)	6,400	556,093
Makita Corp. (a)	6,100	237,571
Marubeni Corp. (a)	64,000	409,666
Marui Group Co., Ltd. (a)	37,700	267,970
Mitsubishi Chemical Holdings Corp. (a)	63,000	242,121
Mitsubishi Corp. (a)	44,500	811,639
Mitsubishi Electric Corp. (a)	64,000	473,830
Mitsubishi Estate Co., Ltd. (a)	63,618	1,221,662
Mitsubishi Heavy Industries, Ltd. (a)	125,000	543,059
Mitsubishi UFJ Financial Group, Inc. (a)	259,800	1,222,195
Mitsui & Co., Ltd. (a)	63,600	897,594
Mitsui Chemicals, Inc. (a)	63,000	123,895
Mizuho Financial Group, Inc. (a)	360,000	587,661
MS&AD Insurance Group Holdings, Inc. (a)	18,100	314,307
Murata Manufacturing Co., Ltd. (a)	6,300	336,459
NEC Corp. (a)(b)	58,000	92,442
Nidec Corp. (a)	6,400	469,717
Nippon Steel Corp. (a)	185,000	380,463
Nippon Telegraph & Telephone Corp.	12,500	597,686
Nippon Yusen KK (a)	63,000	111,748
Nissan Motor Co., Ltd. (a)	64,300	549,608
Nitto Denko Corp.	6,600	315,578
NKSJ Holdings, Inc. (a)	18,700	367,270
Nomura Holdings, Inc. (a)	68,500	245,649
NTT Data Corp. (a)	63	198,312
NTT DoCoMo, Inc. (a)	509	828,270
Obayashi Corp. (a)	63,000	288,278
ORIX Corp. (a)	6,790	684,236
Osaka Gas Co., Ltd. (a)	125,000	552,699
Panasonic Corp. (a)	64,200	425,799
Resona Holdings, Inc.	18,800	77,326
Rohm Co., Ltd. (a)	6,100	206,051
Secom Co., Ltd. (a)	6,300	329,576
Seven & I Holdings Co., Ltd.	25,500	785,649
Sharp Corp. (a)	61,000	151,324
Shin-Etsu Chemical Co., Ltd. (a)	12,500	705,334
Softbank Corp. (a)	25,400	1,031,671
Sony Corp. (a)	31,100	367,364
Sumitomo Chemical Co., Ltd. (a)	63,000	161,144
Sumitomo Corp. (a)	31,400	424,990
Sumitomo Electric Industries, Ltd. (a)	25,100	266,163
Sumitomo Metal Industries, Ltd. (a)	126,000	189,486
Sumitomo Mitsui Financial Group, Inc. (a)	18,800	589,614
T&D Holdings, Inc.	12,300	133,593
Takeda Pharmaceutical Co., Ltd. (a)	25,400	1,173,689
TDK Corp. (a)	6,300	235,319
Teijin, Ltd. (a)	125,000	306,877
Terumo Corp. (a)	12,500	539,846
The Bank of Yokohama, Ltd.	63,000	300,424
The Chiba Bank, Ltd.	63,000	367,635
The Joyo Bank, Ltd. (a)	63,000	309,332
The Kansai Electric Power Co., Inc. (a)	30,900	242,275
The Shizuoka Bank, Ltd. (a)	60,000	616,195
The Tokyo Electric Power Co., Inc. (a)(b)	43,800	72,062
Tohoku Electric Power Co., Inc. (b)	12,700	102,514
Tokio Marine Holdings, Inc. (a)	18,800	481,841
Tokyo Electron, Ltd. (a)	6,300	269,248
Tokyo Gas Co., Ltd. (a)	125,000	690,874
Tokyu Corp. (a)	63,000	302,044
Toppan Printing Co., Ltd. (a)	63,000	366,825
Toray Industries, Inc. (a)	63,000	374,113

See accompanying notes to financial statements.

SPDR MSCI ACWI ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Toshiba Corp. (a)	63,000	$202,442
Toyota Motor Corp. (a)	75,600	2,954,036
Toyota Tsusho Corp. (a)	18,200	390,434
West Japan Railway Co. (a)	12,500	535,829
Yahoo! Japan Corp. (a)	816	311,821
Yamada Denki Co., Ltd. (a)	3,690	162,445
Yamaha Corp. (a)	24,200	225,203
Yamaha Motor Co., Ltd. (a)	25,100	220,028

		52,345,257

LUXEMBOURG — 0.1%
ArcelorMittal	20,573	295,373

MEXICO — 1.2%
America Movil SAB de CV	1,124,319	1,437,617
Cemex SAB de CV (a)(b)	436,351	363,477
Fomento Economico Mexicano SAB de CV	58,640	540,734
Grupo Financiero Banorte SAB de CV	130,691	739,589
Grupo Mexico SAB de CV	73,364	242,393
Grupo Modelo SAB de CV (a)	74,552	672,793
Grupo Televisa SA de CV (Series CPO)	114,614	541,725
Industrias Penoles SA de CV	4,287	211,422

		4,749,750

NETHERLANDS — 2.9%
Akzo Nobel NV	9,970	564,233
ASML Holding NV	14,710	787,066
European Aeronautic Defence and Space Co. NV (a)	14,750	468,040
Heineken NV (a)	7,958	474,939
ING Groep NV (b)	77,025	609,321
Koninklijke (Royal) KPN NV	60,009	459,040
Koninklijke Ahold NV	40,867	512,452
Koninklijke DSM NV	8,701	434,321
Koninklijke Philips Electronics NV	35,717	834,221
Reed Elsevier NV	32,638	436,893
Royal Dutch Shell PLC (Class A)	93,743	3,242,477
SBM Offshore NV (b)	11,847	169,024
TNT Express NV	16,414	171,594
Unilever NV	51,300	1,816,909
Wolters Kluwer NV	16,113	303,271

		11,283,801

NORWAY — 0.7%
DnB NOR ASA	50,386	618,295
Norsk Hydro ASA	76,187	357,193
StatoilHydro ASA	30,311	783,084
Telenor ASA	24,313	474,385
Yara International ASA	6,230	312,327

		2,545,284

PERU — 0.1%
Cia de Minas Buenaventura SA ADR	4,382	170,723
Credicorp, Ltd.	1,813	227,132

		397,855

PHILIPPINES — 0.1%
Philippine Long Distance Telephone Co. ADR	3,603	237,834

POLAND — 0.1%
Telekomunikacja Polska SA GDR	48,289	247,959

PORTUGAL — 0.1%
Portugal Telecom SGPS SA	47,013	232,675

RUSSIA — 1.4%
Federal Hydrogenerating Co. JSC ADR	43,577	115,915
Gazprom OAO ADR (c)	142,480	1,429,074
Gazprom OAO ADR (c)	4,300	43,387
Lukoil OAO ADR	17,835	1,097,566
Mechel OAO ADR (a)	30,049	211,545
MMC Norilsk Nickel OJSC ADR	9,664	154,141
Mobile TeleSystems ADR	29,316	513,616
Sberbank of Russia ADR (a)	40,850	479,170
Surgutneftegas OJSC ADR Preference Shares	41,200	270,190
Tatneft ADR	23,796	986,820
Uralkali OJSC GDR	6,175	255,460

		5,556,884

SINGAPORE — 1.4%
CapitaLand, Ltd. (a)	125,000	324,040
DBS Group Holdings, Ltd.	64,856	760,804
Fraser and Neave, Ltd. (a)	128,000	926,583
Singapore Exchange, Ltd. (a)	128,000	730,415
Singapore Press Holdings, Ltd. (a)	188,000	623,755
Singapore Telecommunications, Ltd.	444,000	1,158,229
United Overseas Bank, Ltd.	64,014	1,025,414

		5,549,240

SOUTH AFRICA — 1.5%
Anglo Platinum, Ltd. (a)	4,938	256,142
AngloGold Ashanti, Ltd.	13,045	462,314
Discovery Holdings, Ltd.	1	7
FirstRand, Ltd.	122,673	414,651
Gold Fields, Ltd.	29,717	384,466
Harmony Gold Mining Co., Ltd.	25,932	219,464
Impala Platinum Holdings, Ltd.	18,823	317,095
MTN Group, Ltd.	46,132	895,731
Naspers, Ltd.	12,590	785,766
Sanlam, Ltd.	120,648	549,347
Sasol, Ltd.	18,952	855,110
Standard Bank Group, Ltd.	40,160	514,122

		5,654,215

SOUTH KOREA — 4.2%
Celltrion, Inc. (a)	6,733	169,624
CJ CheilJedang Corp.	667	184,540
E-Mart Co., Ltd.	764	166,696
Hana Financial Group, Inc.	15,355	470,421
Honam Petrochemical Corp.	859	205,200
Hyundai Department Store Co., Ltd.	1,292	177,858
Hyundai Development Co.	9,554	191,265
Hyundai Heavy Industries Co., Ltd.	2,064	468,912
Hyundai Hysco Co., Ltd.	4,720	200,449
Hyundai Mobis	3,028	845,936
Hyundai Motor Co.	4,301	975,191
KB Financial Group, Inc.	15,263	545,193
Kia Motors Corp.	14,341	895,486
Korea Electric Power Corp. ADR (b)	17,696	219,784
Korea Zinc Co., Ltd.	942	414,033

See accompanying notes to financial statements.

SPDR MSCI ACWI ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

KT Corp. ADR	12,720	$198,941
KT&G Corp.	4,744	361,533
LG Chem, Ltd. Preference Shares	3,934	351,128
LG Electronics, Inc. (a)	5,609	348,221
LG Household & Health Care, Ltd.	382	218,251
NCSoft Corp.	668	142,745
NHN Corp.	1,647	430,487
POSCO ADR	9,513	775,690
Samsung C&T Corp.	9,500	564,141
Samsung Electronics Co., Ltd. GDR	6,339	3,816,078
Samsung Engineering Co., Ltd.	1,011	174,651
Samsung Fire & Marine Insurance Co., Ltd.	1,935	416,101
Samsung Heavy Industries Co., Ltd.	14,440	489,811
Samsung Securities Co., Ltd.	6,547	308,669
Shinhan Financial Group Co., Ltd.	11,531	393,730
SK Holdings Co., Ltd.	2,286	319,835
SK Hynix, Inc. (b)	9,710	198,756
SK Innovation Co., Ltd.	2,932	444,512
SK Telecom Co., Ltd. ADR	14,634	212,778

		16,296,646

SPAIN — 1.8%
Abertis Infraestructuras SA	24,035	354,046
Acciona SA	2,435	138,744
Acerinox SA	21,755	244,222
ACS, Actividades de Construccion y Servicios SA (a)	11,496	237,077
Banco Bilbao Vizcaya Argentaria SA (a)	71,272	560,510
Banco Popular Espanol SA (a)	64,453	141,045
Banco Santander SA (b)	194,590	1,450,720
Ferrovial SA	33,548	436,990
Gas Natural SDG SA	10,465	148,297
Iberdrola SA	124,237	563,883
Industria de Diseno Textil SA	5,969	742,033
Mapfre SA (a)	71,541	196,224
Repsol YPF SA	29,159	566,072
Telefonica SA	96,017	1,281,580

		7,061,443

SWEDEN — 2.2%
Assa Abloy AB (Class B)	16,402	533,341
Atlas Copco AB (Class B)	39,107	819,526
Hennes & Mauritz AB (Class B)	26,804	932,903
Husqvarna AB (Class B)	76,098	388,928
Nordea Bank AB	92,409	915,408
Sandvik AB	33,804	459,632
Securitas AB (Class B)	20,384	153,208
Skandinaviska Enskilda Banken AB (Class A)	36,471	305,937
Skanska AB (Class B)	20,325	329,523
SKF AB (Class B)	19,758	427,006
Svenska Handelsbanken AB (Class A)	17,376	652,203
Tele2 AB (Class B)	25,305	460,049
Telefonaktiebolaget LM Ericsson (Class B)	85,467	780,160
TeliaSonera AB	60,012	432,750
Volvo AB (Class A)	56,858	799,980

		8,390,554

SWITZERLAND — 6.2%
ABB, Ltd. (b)	59,554	1,117,826
Adecco SA (b)	5,060	240,993
Compagnie Financiere Richemont SA	3,620	217,246
Credit Suisse Group AG (b)	25,227	534,980
Geberit AG (b)	1,877	408,434
Givaudan SA (b)	495	470,087
Holcim, Ltd. (b)	7,911	504,223
Kuehne & Nagel International AG	4,662	526,819
Nestle SA	103,379	6,523,063
Novartis AG	59,329	3,633,096
Roche Holding AG	20,026	3,743,954
SGS SA	257	528,330
Swiss Re AG (b)	8,541	549,376
Syngenta AG	3,439	1,286,240
The Swatch Group AG	2,164	863,942
Transocean, Ltd.	3,691	164,756
UBS AG (b)	84,169	1,025,468
Wolseley PLC	16,078	685,936
Zurich Insurance Group AG (b)	3,976	990,827

		24,015,596

TAIWAN — 2.2%
Advanced Semiconductor Engineering Inc, ADR (a)	192,628	718,502
AU Optronics Corp. ADR (a)(b)	83,381	290,166
Chunghwa Telecom Co., Ltd. ADR (a)	24,318	772,097
Hon Hai Precision Industry Co., Ltd. GDR	261,249	1,636,726
Siliconware Precision Industries Co. ADR	124,928	688,353
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	204,866	3,240,980
United Microelectronics Corp. ADR	450,769	924,077

		8,270,901

THAILAND — 0.6%
Bangkok Bank PCL	260,676	1,702,270
IRPC PCL	1,588,200	219,809
PTT PCL	50,977	544,881

		2,466,960

TURKEY — 0.3%
Akbank TAS	140,467	555,422
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	137,597	192,342
Turkiye Garanti Bankasi AS	47,929	200,193
Turkiye Is Bankasi	103,480	325,032

		1,272,989

UNITED KINGDOM — 15.5%
3i Group PLC	73,721	265,112
Anglo American PLC	39,770	1,166,888
AstraZeneca PLC	41,581	1,984,134
BAE Systems PLC	96,343	505,773
Barclays PLC	293,737	1,019,090
BG Group PLC	98,310	1,984,386
BHP Billiton PLC	49,462	1,537,521

See accompanying notes to financial statements.

SPDR MSCI ACWI ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

BP PLC	498,851	$3,516,201
British American Tobacco PLC	55,773	2,863,528
British Land Co. PLC	68,678	578,904
British Sky Broadcasting Group PLC	40,487	486,088
BT Group PLC	97,597	363,582
Burberry Group PLC	16,641	268,987
Capita Group PLC	26,588	332,526
Centrica PLC	185,177	980,200
Cobham PLC	87,448	313,065
Compass Group PLC	74,892	826,594
Diageo PLC	78,554	2,206,537
Experian PLC	46,592	774,186
Fresnillo PLC	6,844	204,788
G4S PLC	66,456	285,131
GlaxoSmithKline PLC	144,162	3,323,116
Hammerson PLC	59,371	432,384
HSBC Holdings PLC	473,157	4,380,319
ICAP PLC	68,428	354,807
Imperial Tobacco Group PLC	28,624	1,059,409
Inchcape PLC	43	250
Intercontinental Hotels Group PLC	29,861	781,156
J Sainsbury PLC	62,772	352,240
Land Securities Group PLC	33,445	411,263
Lloyds Banking Group PLC (b)	609,366	382,089
Marks & Spencer Group PLC	52,611	303,124
National Grid PLC	127,970	1,411,391
Next PLC	10,539	587,134
Old Mutual PLC	335,535	920,555
Pearson PLC	28,287	552,702
Prudential PLC	38,710	501,009
Randgold Resources, Ltd.	1,731	212,856
Reckitt Benckiser Group PLC	20,838	1,199,594
Reed Elsevier PLC	41,181	393,674
Rio Tinto PLC	37,081	1,727,491
Rolls-Royce Holdings PLC (b)	56,738	772,361
Royal Bank of Scotland Group PLC (b)	69,199	287,178
Royal Dutch Shell PLC (Class B)	78,169	2,774,475
RSA Insurance Group PLC (a)	106,409	189,871
SABMiller PLC	25,865	1,136,056
Scottish & Southern Energy PLC	34,362	772,389
Severn Trent PLC	18,604	504,401
Smith & Nephew PLC	39,215	432,822
Smiths Group PLC	15,885	266,002
Standard Chartered PLC	36,553	826,361
Standard Life PLC	99,736	439,193
Tesco PLC	229,351	1,229,581
The Sage Group PLC	59,832	302,797
Tullow Oil PLC	14,515	321,112
Unilever PLC	40,258	1,463,993
United Utilities Group PLC	27,566	318,717
Vodafone Group PLC	1,387,804	3,938,601
Whitbread PLC	16,498	604,217
WPP PLC	40,621	551,980
Xstrata PLC	44,794	692,592

		59,574,483

TOTAL COMMON STOCKS —
(Cost $444,410,238)		381,498,429

SHORT TERM INVESTMENTS — 10.9%
UNITED STATES — 10.9%
MONEY MARKET FUNDS — 10.9%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	41,429,188	41,429,188
State Street Institutional Liquid Reserves Fund 0.21% (g)(h)	308,689	308,689

TOTAL SHORT TERM INVESTMENTS —
(Cost $41,737,877)		41,737,877

TOTAL INVESTMENTS — 110.2%
(Cost $486,148,115)		423,236,306
OTHER ASSETS & LIABILITIES — (10.2)%		(39,018,530)

NET ASSETS — 100.0%		$384,217,776

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Amount shown represents less than 0.05% of net assets.
(e)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.3% of net assets as of September 30, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
PLC = Public Limited Company
REIT = Real Estate Investment Trust
SCA = Societe en Commandite par Actions

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 98.3%
AUSTRALIA — 3.2%
Alumina, Ltd.	3,276	$2,896
Amcor, Ltd.	275	2,219
AMP, Ltd.	934	4,206
Australia & New Zealand Banking Group, Ltd.	217	5,585
BHP Billiton, Ltd.	282	9,689
Boral, Ltd.	921	3,678
Brambles, Ltd.	688	5,022
CFS Retail Property Trust	3,750	7,526
Coca-Cola Amatil, Ltd.	324	4,569
Commonwealth Bank of Australia	69	4,002
CSL, Ltd.	129	6,171
Fortescue Metals Group, Ltd.	497	1,804
Iluka Resources, Ltd.	134	1,384
Insurance Australia Group, Ltd.	1,461	6,639
Lend Lease Group	759	6,196
Macquarie Group, Ltd.	139	4,114
National Australia Bank, Ltd.	265	7,024
Newcrest Mining, Ltd.	158	4,788
Origin Energy, Ltd.	321	3,779
OZ Minerals, Ltd.	486	3,411
QBE Insurance Group, Ltd.	235	3,165
Rio Tinto, Ltd.	101	5,604
Santos, Ltd.	364	4,300
Sonic Healthcare, Ltd.	345	4,861
Suncorp Group, Ltd.	464	4,458
Toll Holdings, Ltd.	930	4,265
Transurban Group	445	2,776
Wesfarmers, Ltd.	312	11,586
Westfield Group	566	5,980
Westpac Banking Corp.	316	8,166
Woodside Petroleum, Ltd.	130	4,480
Woolworths, Ltd.	112	3,350

		157,693

AUSTRIA — 0.1%
OMV AG	136	4,765

BELGIUM — 0.4%
Anheuser-Busch InBev NV	79	6,725
Delhaize Group	71	2,744
Solvay SA	37	4,287
UCB SA	120	6,606

		20,362

BRAZIL — 1.3%
Banco Bradesco SA Preference Shares ADR	399	6,412
Companhia de Bebidas das Americas Preference Shares ADR	153	5,855
Companhia Energetica de Minas Gerais ADR	390	4,727
Companhia Siderurgica Nacional SA ADR	505	2,843
Gerdau SA ADR	456	4,337
Itau Unibanco Holding SA Preference Shares ADR	448	6,845
OGX Petroleo e Gas Participacoes SA ADR (a)	358	1,081
Oi SA ADR (b)	1,080	4,342
Oi SA ADR (b)	105	521
PDG Realty SA Empreendimentos e Participacoes ADR	342	1,365
Petroleo Brasileiro SA Preference Shares ADR	571	12,602
Tim Participacoes SA ADR	174	3,344
Vale SA Preference Shares ADR	607	10,537

		64,811

CANADA — 4.4%
Agrium, Inc.	34	3,525
Bank of Montreal	74	4,369
Bank of Nova Scotia	94	5,151
Barrick Gold Corp.	145	6,054
Brookfield Asset Management, Inc. (Class A)	144	4,967
Brookfield Office Properties, Inc.	205	3,404
Cameco Corp.	193	3,756
Canadian Imperial Bank of Commerce	34	2,659
Canadian National Railway Co.	73	6,454
Canadian Natural Resources, Ltd.	146	4,500
Canadian Pacific Railway, Ltd.	31	2,571
Canadian Tire Corp., Ltd. (Class A)	36	2,589
Cenovus Energy, Inc.	185	6,451
Eldorado Gold Corp.	199	3,032
Enbridge, Inc.	165	6,439
EnCana Corp.	271	5,930
Enerplus Corp.	213	3,529
First Quantum Minerals, Ltd.	103	2,193
Goldcorp, Inc.	142	6,514
IAMGOLD Corp.	214	3,391
IGM Financial, Inc.	57	2,224
Imperial Oil, Ltd.	106	4,875
Kinross Gold Corp.	314	3,210
Loblaw Cos., Ltd.	114	3,958
Manulife Financial Corp.	380	4,576
National Bank of Canada	100	7,561
Nexen, Inc.	192	4,859
Onex Corp.	126	4,969
Penn West Petroleum, Ltd.	164	2,332
Potash Corp. of Saskatchewan, Inc.	108	4,690
Rogers Communications, Inc. (Class B)	201	8,130
Royal Bank of Canada	176	10,113
Shaw Communications, Inc. (Class B)	134	2,740
Shoppers Drug Mart Corp.	88	3,661
Silver Wheaton Corp.	95	3,773
SNC-Lavalin Group, Inc.	84	3,240
Sun Life Financial, Inc.	207	4,801
Suncor Energy, Inc.	295	9,696
Talisman Energy, Inc.	344	4,594
Teck Resources, Ltd. (Class B)	105	3,096
TELUS Corp.	142	8,875
The Toronto-Dominion Bank	81	6,749
TMX Group, Ltd. (a)	8	409
TransAlta Corp.	329	5,032
TransCanada Corp.	59	2,683
Valeant Pharmaceuticals International, Inc. (a)	115	6,342
Yamana Gold, Inc.	289	5,516

		220,182

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

CHILE — 0.3%
Empresa Nacional de Electricidad SA ADR	112	$5,371
Enersis SA ADR	233	3,819
Sociedad Quimica y Minera de Chile SA ADR	64	3,945

		13,135

CHINA — 1.3%
Agricultural Bank of China, Ltd.	7,000	2,727
Bank of China, Ltd.	13,000	4,946
Bank of Communications Co., Ltd.	5,000	3,392
China Construction Bank Corp.	6,000	4,163
China Life Insurance Co., Ltd.	1,000	2,889
China Merchants Bank Co., Ltd.	1,000	1,685
China Petroleum & Chemical Corp.	4,000	3,735
China Shenhua Energy Co., Ltd.	500	1,941
China Telecom Corp., Ltd.	6,000	3,467
Hengan International Group Co., Ltd.	500	4,727
Huaneng Power International, Inc.	4,000	3,044
Industrial & Commercial Bank of China	11,000	6,498
PetroChina Co., Ltd.	4,000	5,242
PICC Property & Casualty Co., Ltd.	2,000	2,456
Ping An Insurance Group Co. of China, Ltd.	500	3,779
Tencent Holdings, Ltd.	200	6,815
Wumart Stores, Inc.	2,000	2,987
Yanzhou Coal Mining Co., Ltd.	2,000	3,049

		67,542

COLOMBIA — 0.1%
BanColombia SA ADR	94	5,613

DENMARK — 0.5%
A P Moller — Maersk A/S	1	7,165
Danske Bank A/S (a)	164	2,963
DSV A/S	246	5,536
Novo Nordisk A/S (Class B)	73	11,546

		27,210

FINLAND — 0.3%
Fortum Oyj	128	2,360
Metso Oyj	76	2,719
Nokia Oyj	793	2,051
Sampo Oyj (Class A)	90	2,803
UPM-Kymmene Oyj	292	3,304
Wartsila Oyj	87	3,016

		16,253

FRANCE — 2.9%
Accor SA	154	5,142
Alstom SA	119	4,177
AXA SA	309	4,607
BNP Paribas	167	7,945
Bouygues SA	93	2,273
Cap Gemini SA	116	4,914
Carrefour SA	181	3,758
Credit Agricole SA (a)	326	2,252
Danone	88	5,424
Essilor International SA	59	5,531
France Telecom SA	449	5,423
GDF Suez	157	3,514
LVMH Moet Hennessy Louis Vuitton SA	32	4,817
Pernod — Ricard SA	43	4,830
PPR	20	3,072
Publicis Groupe SA	74	4,146
Renault SA	109	5,121
Sanofi	144	12,292
Schneider Electric SA	104	6,162
Societe Generale (a)	130	3,696
Sodexo	92	6,935
Technip SA	48	5,342
Total SA	223	11,074
Unibail-Rodamco SE	35	6,984
Vallourec SA	39	1,653
Veolia Environnement SA	271	2,927
Vinci SA	131	5,586
Vivendi SA	338	6,599

		146,196

GERMANY — 2.7%
Adidas AG	79	6,488
Allianz SE	74	8,815
BASF SE	120	10,135
Bayer AG	141	12,123
Commerzbank AG (a)	943	1,685
Daimler AG	165	7,995
Deutsche Bank AG	160	6,329
Deutsche Boerse AG	57	3,158
Deutsche Lufthansa AG	342	4,642
Deutsche Post AG	284	5,554
Deutsche Telekom AG	468	5,765
E.ON AG	293	6,960
Fresenius Medical Care AG & Co. KGaA	32	2,349
Linde AG	20	3,448
MAN SE	27	2,475
Merck KGaA	50	6,175
Muenchener Rueckversicherungs- Gesellschaft AG	43	6,721
RWE AG	98	4,389
Salzgitter AG	104	4,023
SAP AG	146	10,351
Siemens AG	68	6,789
ThyssenKrupp AG	183	3,894
Volkswagen AG	35	5,863

		136,126

HONG KONG — 2.4%
AIA Group, Ltd.	1,400	5,218
Bank of East Asia, Ltd.	1,032	3,873
Cheung Kong Holdings, Ltd.	1,000	14,665
China Mobile, Ltd.	500	5,543
China Overseas Land & Investment, Ltd.	2,000	5,087
China Resources Enterprise, Ltd.	2,000	6,681
China Unicom (Hong Kong), Ltd.	2,000	3,281
Citic Pacific, Ltd.	2,000	2,402
CNOOC, Ltd.	3,000	6,152
COSCO Pacific, Ltd.	2,037	2,848
Hang Lung Properties, Ltd.	1,000	3,418
Henderson Land Development Co., Ltd.	1,017	7,319
Hong Kong Exchanges and Clearing, Ltd.	310	4,686
Hutchison Whampoa, Ltd.	1,000	9,699
Li & Fung, Ltd.	2,000	3,101
New World Development Co., Ltd.	3,034	4,704

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Sands China, Ltd.	800	$2,987
Shangri-La Asia, Ltd.	2,000	3,880
Sun Hung Kai Properties, Ltd.	1,008	14,769
Swire Pacific, Ltd.	500	6,126
The Link REIT	1,021	4,840

		121,279

HUNGARY — 0.1%
MOL Hungarian Oil and Gas NyRt	22	1,824
Richter Gedeon NyRt	18	3,152

		4,976

INDIA — 0.7%
Dr. Reddy’s Laboratories, Ltd. ADR	206	6,357
HDFC Bank, Ltd. ADR	156	5,862
ICICI Bank, Ltd. ADR	128	5,138
Infosys Technologies, Ltd. ADR	90	4,369
Mahindra & Mahindra, Ltd. GDR	235	3,772
Reliance Industries, Ltd. GDR (c)	159	5,005
Tata Motors, Ltd. ADR	174	4,468

		34,971

INDONESIA — 0.6%
Astra Agro Lestari Tbk PT	1,500	3,440
Astra International Tbk PT	5,000	3,866
Bank Central Asia Tbk PT	4,500	3,715
Bank Mandiri Tbk PT	4,500	3,856
Bank Rakyat Indonesia Persero Tbk PT	5,000	3,892
Gudang Garam Tbk PT	500	2,427
Telekomunikasi Indonesia Tbk PT	6,500	6,419

		27,615

IRELAND — 0.5%
Accenture PLC (Class A)	100	7,003
Covidien PLC	200	11,884
CRH PLC	150	2,894
Elan Corp. PLC (a)	224	2,418
Seagate Technology PLC	100	3,100

		27,299

ISRAEL — 0.2%
Bank Hapoalim BM (a)	669	2,379
Bank Leumi Le-Israel BM (a)	876	2,445
Teva Pharmaceutical Industries, Ltd. ADR	115	4,762

		9,586

ITALY — 0.7%
Assicurazioni Generali SpA	278	4,002
Enel SpA	1,222	4,326
ENI SpA	260	5,693
Fiat Industrial SpA	281	2,749
Intesa Sanpaolo SpA	2,205	3,356
Mediaset SpA	1,084	2,038
Saipem SpA	55	2,644
Telecom Italia SpA	5,152	5,170
UniCredit SpA (a)	735	3,056

		33,034

JAPAN — 7.3%
Aisin Seiki Co., Ltd.	100	2,853
Asahi Breweries, Ltd.	100	2,473
Asahi Kasei Corp.	1,000	5,180
Astellas Pharma, Inc.	100	5,096
Bridgestone Corp.	100	2,326
Canon, Inc.	100	3,207
Chuo Mitsui Trust Holdings, Inc.	1,000	2,982
Credit Saison Co., Ltd.	200	4,851
Daiichi Sankyo Co., Ltd.	300	4,974
Daikin Industries, Ltd.	100	2,600
Daiwa Securities Group, Inc.	1,000	3,817
Denso Corp.	200	6,301
Eisai Co., Ltd.	100	4,524
FUJIFILM Holdings Corp.	200	3,362
Hitachi, Ltd.	1,000	5,578
Hokuhoku Financial Group, Inc.	2,000	3,111
Honda Motor Co., Ltd.	200	6,162
Hoya Corp.	200	4,409
ITOCHU Corp.	300	3,050
Japan Tobacco, Inc.	200	6,021
JFE Holdings, Inc.	200	2,648
JSR Corp.	200	3,290
JX Holdings, Inc.	500	2,744
Kajima Corp.	1,000	2,738
Kamigumi Co., Ltd.	1,000	8,303
KDDI Corp.	100	7,789
Kobe Steel, Ltd.	3,000	2,391
Komatsu, Ltd.	200	3,951
Konica Minolta Holdings, Inc.	500	3,856
Kyocera Corp.	100	8,689
Makita Corp.	100	3,895
Marubeni Corp.	1,000	6,401
Marui Group Co., Ltd.	900	6,397
Mitsubishi Chemical Holdings Corp.	500	1,922
Mitsubishi Corp.	200	3,648
Mitsubishi Electric Corp.	1,000	7,404
Mitsubishi Heavy Industries, Ltd.	1,000	4,344
Mitsubishi UFJ Financial Group, Inc.	1,700	7,997
Mitsui & Co., Ltd.	200	2,823
Mizuho Financial Group, Inc.	3,600	5,877
MS&AD Insurance Group Holdings, Inc.	200	3,473
Murata Manufacturing Co., Ltd.	100	5,341
NEC Corp. (a)	2,000	3,188
Nippon Steel Corp.	2,000	4,113
Nippon Yusen KK	2,000	3,548
Nissan Motor Co., Ltd.	400	3,419
Nitto Denko Corp.	100	4,781
NKSJ Holdings, Inc.	200	3,928
Nomura Holdings, Inc.	900	3,228
NTT Data Corp.	1	3,148
Obayashi Corp.	1,000	4,576
ORIX Corp.	40	4,031
Osaka Gas Co., Ltd.	1,000	4,422
Panasonic Corp.	600	3,979
Resona Holdings, Inc.	600	2,468
Rohm Co., Ltd.	100	3,378
Secom Co., Ltd.	100	5,231
Seven & I Holdings Co., Ltd.	100	3,081
Shin-Etsu Chemical Co., Ltd.	100	5,643
Softbank Corp.	200	8,123
Sony Corp.	300	3,544
Sumitomo Chemical Co., Ltd.	1,000	2,558

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Sumitomo Corp.	200	$2,707
Sumitomo Electric Industries, Ltd.	300	3,181
Sumitomo Metal Industries, Ltd.	2,000	3,008
Sumitomo Mitsui Financial Group, Inc.	200	6,272
T&D Holdings, Inc.	400	4,344
Takeda Pharmaceutical Co., Ltd.	100	4,621
TDK Corp.	100	3,735
Teijin, Ltd.	1,000	2,455
Terumo Corp.	100	4,319
The Joyo Bank, Ltd.	1,000	4,910
The Kansai Electric Power Co., Inc.	200	1,568
Tokio Marine Holdings, Inc.	200	5,126
Tokyo Electron, Ltd.	100	4,274
Tokyu Corp.	1,000	4,794
Toppan Printing Co., Ltd.	1,000	5,823
Toshiba Corp.	1,000	3,213
Toyota Motor Corp.	400	15,630
Toyota Tsusho Corp.	300	6,436
West Japan Railway Co.	100	4,287
Yamada Denki Co., Ltd.	40	1,761
Yamaha Corp.	600	5,584

		367,233

LUXEMBOURG — 0.1%
ArcelorMittal	195	2,800

MEXICO — 0.8%
America Movil SAB de CV	7,481	9,566
Cemex SAB de CV (a)	3,151	2,625
Fomento Economico Mexicano SAB de CV	769	7,091
Grupo Financiero Banorte SAB de CV	740	4,188
Grupo Mexico SAB de CV	1,231	4,067
Grupo Modelo SAB de CV	753	6,795
Grupo Televisa SA de CV (Series CPO)	654	3,091
Industrias Penoles SA de CV	50	2,466

		39,889

NETHERLANDS — 1.3%
Akzo Nobel NV	74	4,188
ASML Holding NV	92	4,922
DE Master Blenders 1753 NV (a)	300	3,618
European Aeronautic Defence and Space Co. NV	66	2,094
Heineken NV	52	3,103
ING Groep NV (a)	675	5,340
Koninklijke (Royal) KPN NV	449	3,435
Koninklijke Ahold NV	345	4,326
Koninklijke DSM NV	87	4,343
Koninklijke Philips Electronics NV	266	6,213
LyondellBasell Industries NV	100	5,166
Reed Elsevier NV	344	4,605
Royal Dutch Shell PLC (Class A)	18	623
Unilever NV	195	6,906
Wolters Kluwer NV	434	8,169

		67,051

NETHERLANDS ANTILLES — 0.3%
Schlumberger, Ltd.	200	14,466

NORWAY — 0.4%
DnB NOR ASA	363	4,454
Norsk Hydro ASA	1,114	5,223
Telenor ASA	297	5,795
Yara International ASA	62	3,108

		18,580

PERU — 0.0% (d)
Compania de Minas Buenaventura SA ADR	30	1,169

PHILIPPINES — 0.1%
Philippine Long Distance Telephone Co. ADR	72	4,753

PORTUGAL — 0.1%
Portugal Telecom SGPS SA	848	4,197

RUSSIA — 0.8%
Federal Hydrogenerating Co. JSC ADR	824	2,192
Gazprom OAO ADR	781	7,880
Lukoil OAO ADR	96	5,908
MMC Norilsk Nickel OJSC ADR	117	1,866
Mobile TeleSystems ADR	182	3,189
Sberbank of Russia ADR	412	4,800
Surgutneftegas OJSC ADR Preference Shares	840	5,509
Tatneft ADR	97	4,022
Uralkali OJSC GDR	68	2,813

		38,179

SINGAPORE — 0.7%
CapitaLand, Ltd.	3,000	7,777
Fraser and Neave, Ltd.	1,000	7,239
Singapore Exchange, Ltd.	2,000	11,413
Singapore Press Holdings, Ltd.	2,000	6,636
Singapore Telecommunications, Ltd.	1,000	2,608

		35,673

SOUTH AFRICA — 0.9%
AngloGold Ashanti, Ltd.	85	3,012
Discovery Holdings, Ltd.	1,162	7,816
FirstRand, Ltd.	1,067	3,607
Gold Fields, Ltd.	206	2,665
Harmony Gold Mining Co., Ltd.	228	1,930
Impala Platinum Holdings, Ltd.	154	2,594
MTN Group, Ltd.	395	7,670
Naspers, Ltd.	63	3,932
Sanlam, Ltd.	988	4,499
Sasol, Ltd.	76	3,429
Standard Bank Group, Ltd.	255	3,264

		44,418

SOUTH KOREA — 2.1%
E-Mart Co., Ltd.	8	1,745
Hana Financial Group, Inc.	80	2,451
Honam Petrochemical Corp.	6	1,433
Hyundai Heavy Industries Co., Ltd.	12	2,726
Hyundai Hysco Co., Ltd.	100	4,247
Hyundai Mobis	13	3,632
Hyundai Motor Co.	29	6,575
KB Financial Group, Inc.	110	3,929
Kia Motors Corp.	65	4,059
Korea Electric Power Corp. ADR (a)	156	1,937
KT&G Corp.	41	3,125
LG Chem, Ltd. Preference Shares	63	5,623
LG Electronics, Inc.	34	2,111
LG Household & Health Care, Ltd.	6	3,428
NHN Corp.	16	4,182

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

POSCO ADR	57	$4,648
Samsung C&T Corp.	68	4,038
Samsung Electronics Co., Ltd. GDR	36	21,672
Samsung Engineering Co., Ltd.	17	2,937
Samsung Fire & Marine Insurance Co., Ltd.	14	3,011
Samsung Heavy Industries Co., Ltd.	110	3,731
Samsung Securities Co., Ltd.	67	3,159
Shinhan Financial Group Co., Ltd.	110	3,756
SK Holdings Co., Ltd.	23	3,218
SK Hynix, Inc. (a)	130	2,661
SK Innovation Co., Ltd.	20	3,032

		107,066

SPAIN — 0.7%
Acciona SA	56	3,191
Acerinox SA	262	2,941
ACS, Actividades de Construccion y Servicios SA	197	4,063
Banco Bilbao Vizcaya Argentaria SA	766	6,024
Banco Santander SA (a)	1,322	9,856
Repsol YPF SA	118	2,291
Telefonica SA	320	4,271

		32,637

SWEDEN — 1.2%
Assa Abloy AB (Class B)	110	3,577
Atlas Copco AB (Class B)	307	6,433
Nordea Bank AB	532	5,270
Sandvik AB	286	3,889
Securitas AB (Class B)	444	3,337
Skandinaviska Enskilda Banken AB (Class A)	671	5,629
Skanska AB (Class B)	291	4,718
SKF AB (Class B)	207	4,474
Svenska Handelsbanken AB (Class A)	91	3,416
Tele2 AB (Class B)	183	3,327
Telefonaktiebolaget LM Ericsson (Class B)	543	4,956
TeliaSonera AB	468	3,375
Volvo AB (Class A)	448	6,303

		58,704

SWITZERLAND — 3.2%
ABB, Ltd. (a)	404	7,583
ACE, Ltd.	100	7,560
Adecco SA (a)	78	3,715
Compagnie Financiere Richemont SA	110	6,601
Credit Suisse Group AG (a)	237	5,026
Geberit AG (a)	32	6,963
Givaudan SA (a)	4	3,799
Holcim, Ltd. (a)	71	4,525
Kuehne & Nagel International AG	38	4,294
Nestle SA	280	17,668
Noble Corp. (a)	200	7,156
Novartis AG	264	16,166
Roche Holding AG	98	18,322
SGS SA	4	8,223
Swiss Re AG (a)	95	6,111
Syngenta AG	10	3,740
TE Connectivity, Ltd.	200	6,802
The Swatch Group AG	12	4,791
Transocean, Ltd.	71	3,169
UBS AG (a)	611	7,444
Wolseley PLC	92	3,925
Zurich Insurance Group AG (a)	19	4,735

		158,318

TAIWAN — 1.1%
Advanced Semiconductor Engineering Inc, ADR	1,154	4,303
AU Optronics Corp. ADR (a)	992	3,452
Chunghwa Telecom Co., Ltd. ADR	263	8,350
Hon Hai Precision Industry Co., Ltd. GDR	1,456	9,122
Siliconware Precision Industries Co. ADR	1,651	9,097
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,096	17,339
United Microelectronics Corp. ADR	2,579	5,287

		56,950

THAILAND — 0.2%
Bangkok Bank PCL	1,100	7,183
PTT PCL	200	2,138

		9,321

TURKEY — 0.4%
Akbank TAS	730	2,887
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	4,000	5,591
Turkiye Garanti Bankasi AS	845	3,530
Turkiye Is Bankasi	1,939	6,090

		18,098

UNITED KINGDOM — 7.9%
3i Group PLC	1,772	6,372
Anglo American PLC	224	6,572
AstraZeneca PLC	177	8,446
BAE Systems PLC	891	4,677
Barclays PLC	2,108	7,314
BG Group PLC	446	9,003
BHP Billiton PLC	304	9,450
BP PLC	2,520	17,762
British American Tobacco PLC	51	2,618
British Land Co. PLC	629	5,302
British Sky Broadcasting Group PLC	201	2,413
BT Group PLC	2,078	7,741
Burberry Group PLC	158	2,554
Capita Group PLC	537	6,716
Cobham PLC	2,646	9,473
Compass Group PLC	479	5,287
Diageo PLC	273	7,668
Experian PLC	371	6,165
G4S PLC	623	2,673
GlaxoSmithKline PLC	625	14,407
Hammerson PLC	1,017	7,407
HSBC Holdings PLC	2,224	20,589
Imperial Tobacco Group PLC	100	3,701
Intercontinental Hotels Group PLC	293	7,665
J Sainsbury PLC	736	4,130
Land Securities Group PLC	441	5,423
Lloyds Banking Group PLC (a)	8,654	5,426
Marks & Spencer Group PLC	1,017	5,860
National Grid PLC	197	2,173

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Next PLC	72	$4,011
Old Mutual PLC	1,498	4,110
Pearson PLC	120	2,345
Prudential PLC	485	6,277
Randgold Resources, Ltd.	29	3,566
Reckitt Benckiser Group PLC	80	4,605
Reed Elsevier PLC	312	2,983
Rio Tinto PLC	216	10,063
Rolls-Royce Holdings PLC (a)	316	4,302
Royal Dutch Shell PLC (Class B)	760	26,975
RSA Insurance Group PLC	3,346	5,970
SABMiller PLC	131	5,754
Scottish & Southern Energy PLC	160	3,596
Severn Trent PLC	250	6,778
Smith & Nephew PLC	453	5,000
Smiths Group PLC	349	5,844
Standard Chartered PLC	353	7,980
Standard Life PLC	2,096	9,230
Tesco PLC	1,181	6,332
The Sage Group PLC	1,788	9,049
Tullow Oil PLC	178	3,938
Unilever PLC	153	5,564
United Utilities Group PLC	445	5,145
Vodafone Group PLC	6,679	18,955
Whitbread PLC	326	11,939
WPP PLC	344	4,674
Xstrata PLC	355	5,489

		395,461

UNITED STATES — 46.0%
3M Co.	100	9,242
Abbott Laboratories	200	13,712
Adobe Systems, Inc. (a)	300	9,738
Aetna, Inc.	200	7,920
Aflac, Inc.	200	9,576
Agilent Technologies, Inc.	200	7,690
Alexion Pharmaceuticals, Inc. (a)	100	11,440
Allergan, Inc.	100	9,158
Altera Corp.	100	3,399
Altria Group, Inc.	200	6,678
Amazon.com, Inc. (a)	100	25,432
American Capital Agency Corp.	100	3,459
American Electric Power Co., Inc.	200	8,788
American Express Co.	200	11,372
American Tower Corp.	100	7,139
Amgen, Inc.	200	16,864
Anadarko Petroleum Corp.	100	6,992
Annaly Capital Management, Inc.	200	3,368
Apache Corp.	100	8,647
Apple, Inc.	100	66,726
Applied Materials, Inc.	699	7,804
Archer-Daniels-Midland Co.	300	8,154
AT&T, Inc.	699	26,352
Automatic Data Processing, Inc.	100	5,866
Baker Hughes, Inc.	200	9,046
Bank of America Corp.	1,699	15,002
Baxter International, Inc.	200	12,052
Becton, Dickinson and Co.	100	7,856
Bed Bath & Beyond, Inc. (a)	100	6,300
Berkshire Hathaway, Inc. (Class B) (a)	100	8,820
Biogen Idec, Inc. (a)	100	14,923
Bristol-Myers Squibb Co.	300	10,125
Broadcom Corp. (Class A) (a)	200	6,916
C.H. Robinson Worldwide, Inc.	100	5,855
Cameron International Corp. (a)	200	11,214
Capital One Financial Corp.	100	5,701
Carnival Corp.	100	3,644
Caterpillar, Inc.	100	8,604
CBS Corp.	200	7,266
Celgene Corp. (a)	100	7,640
CenturyLink, Inc.	200	8,080
CH Energy Group, Inc.	200	13,042
Chesapeake Energy Corp.	300	5,661
Chevron Corp.	300	34,968
Church & Dwight Co., Inc.	200	10,798
Cisco Systems, Inc.	999	19,071
Citigroup, Inc.	500	16,360
Citrix Systems, Inc. (a)	100	7,657
Coach, Inc.	100	5,602
Cognizant Technology Solutions Corp. (Class A) (a)	100	6,992
Colgate-Palmolive Co.	100	10,722
Comcast Corp. (Class A) Special	500	17,400
ConAgra Foods, Inc.	200	5,518
ConocoPhillips	200	11,436
Corning, Inc.	400	5,260
Costco Wholesale Corp.	100	10,013
CSX Corp.	400	8,300
Cummins, Inc.	100	9,221
CVS Caremark Corp.	200	9,684
Danaher Corp.	200	11,030
Deere & Co.	100	8,249
Dell, Inc.	400	3,944
Devon Energy Corp.	100	6,050
DIRECTV (Class A) (a)	100	5,246
Discover Financial Services	200	7,946
Dollar Tree, Inc. (a)	200	9,655
Duke Energy Corp.	153	9,914
E. I. du Pont de Nemours & Co.	200	10,054
Eaton Corp.	200	9,452
eBay, Inc. (a)	300	14,523
Ecolab, Inc.	100	6,481
Edison International	200	9,138
Eli Lilly & Co.	200	9,482
EMC Corp. (a)	400	10,908
Emerson Electric Co.	200	9,654
EOG Resources, Inc.	100	11,205
Equity Residential	100	5,753
Exelon Corp.	200	7,116
Express Scripts Holding Co. (a)	181	11,343
Exxon Mobil Corp.	600	54,870
Fastenal Co.	100	4,299
FedEx Corp.	100	8,462
FirstEnergy Corp.	200	8,820
FMC Technologies, Inc. (a)	200	9,260
Ford Motor Co.	799	7,878
Franklin Resources, Inc.	100	12,507
Freeport-McMoRan Copper & Gold, Inc.	200	7,916
General Dynamics Corp.	100	6,612

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

General Electric Co.	1,499	$34,042
General Mills, Inc.	100	3,985
General Motors Co. (a)	200	4,550
Gilead Sciences, Inc. (a)	200	13,266
H.J. Heinz Co.	100	5,595
Halliburton Co.	200	6,738
HCP, Inc.	300	13,344
Hess Corp.	100	5,372
Hewlett-Packard Co.	400	6,824
Hillshire Brands Co.	60	1,607
Honeywell International, Inc.	200	11,950
Illinois Tool Works, Inc.	200	11,894
Ingersoll-Rand PLC	200	8,964
Intel Corp.	799	18,121
International Business Machines Corp.	200	41,490
Intuit, Inc.	100	5,888
Johnson & Johnson	300	20,673
Johnson Controls, Inc.	200	5,480
JPMorgan Chase & Co.	600	24,288
Juniper Networks, Inc. (a)	200	3,422
Kellogg Co.	100	5,166
Kimberly-Clark Corp.	100	8,578
Kinder Morgan Management, LLC (a)	102	7,793
Kinder Morgan, Inc.	42	1,492
Kohl’s Corp.	100	5,122
Kraft Foods, Inc. (Class A)	100	4,135
Las Vegas Sands Corp.	100	4,637
Liberty Global, Inc. (Series A) (a)	100	6,075
Liberty Interactive Corp. (Class A) (a)	200	3,700
Liberty Ventures, Series A (a)	10	496
Limited Brands, Inc.	200	9,852
Lockheed Martin Corp.	100	9,338
Lowe’s Cos., Inc.	300	9,072
Macy’s, Inc.	200	7,524
Marathon Oil Corp.	300	8,871
Marathon Petroleum Corp.	100	5,459
Marsh & McLennan Cos., Inc.	200	6,786
Mattel, Inc.	400	14,192
McCormick & Co., Inc.	300	18,612
McDonald’s Corp.	100	9,175
McKesson Corp.	100	8,603
Mead Johnson Nutrition Co.	100	7,328
Medtronic, Inc.	300	12,936
Merck & Co., Inc.	400	18,040
MetLife, Inc.	300	10,338
Microsoft Corp.	1,099	32,728
Monsanto Co.	100	9,102
Morgan Stanley	300	5,022
National Oilwell Varco, Inc.	100	8,011
NetApp, Inc. (a)	100	3,288
Newmont Mining Corp.	100	5,601
News Corp. (Class A)	500	12,265
NextEra Energy, Inc.	100	7,033
NIKE, Inc. (Class B)	100	9,491
Noble Energy, Inc.	100	9,271
Norfolk Southern Corp.	100	6,363
Northrop Grumman Corp.	200	13,286
O’Reilly Automotive, Inc. (a)	100	8,362
Occidental Petroleum Corp.	200	17,212
Oracle Corp.	699	22,012
Parker Hannifin Corp.	100	8,358
PepsiCo, Inc.	200	14,154
Pfizer, Inc.	999	24,825
PG&E Corp.	100	4,267
Philip Morris International, Inc.	200	17,988
Phillips 66	100	4,637
Pioneer Natural Resources Co.	100	10,440
PNC Financial Services Group, Inc.	100	6,310
PPL Corp.	300	8,715
Praxair, Inc.	100	10,388
ProLogis	300	10,509
Prudential Financial, Inc.	200	10,902
Public Service Enterprise Group, Inc.	200	6,436
Public Storage	100	13,917
QUALCOMM, Inc.	300	18,747
Range Resources Corp.	100	6,987
Raytheon Co.	100	5,716
Retail Opportunity Investments Corp.	1,499	19,292
Rockville Financial, Inc.	1,599	19,588
Ross Stores, Inc.	100	6,460
Salesforce.com, Inc. (a)	100	15,269
SanDisk Corp. (a)	100	4,343
Simon Property Group, Inc.	100	15,181
Southern Co.	100	4,609
Southwestern Energy Co. (a)	100	3,478
Spectra Energy Corp.	200	5,872
St. Jude Medical, Inc.	200	8,426
Starbucks Corp.	200	10,150
State Street Corp.	100	4,196
Sysco Corp.	200	6,254
Target Corp.	100	6,347
Texas Instruments, Inc.	300	8,265
The Allstate Corp.	200	7,922
The Bank of New York Mellon Corp.	300	6,786
The Boeing Co.	100	6,962
The Charles Schwab Corp.	500	6,395
The Chubb Corp.	100	7,628
The Clorox Co.	100	7,205
The Coca-Cola Co.	400	15,172
The Dow Chemical Co.	300	8,688
The Estee Lauder Cos., Inc. (Class A)	100	6,157
The Goldman Sachs Group, Inc.	100	11,368
The Hershey Co.	100	7,089
The Home Depot, Inc.	200	12,074
The J.M. Smucker Co.	100	8,633
The Mosaic Co.	100	5,761
The Procter & Gamble Co.	200	13,872
The Travelers Cos., Inc.	100	6,826
The Walt Disney Co.	300	15,684
The Williams Cos., Inc.	300	10,491
Thermo Fisher Scientific, Inc.	200	11,766
Time Warner Cable, Inc.	100	9,506
Time Warner, Inc.	200	9,066
TJX Cos., Inc.	200	8,958
Tyco International, Ltd.	100	5,626
Tyson Foods, Inc. (Class A)	400	6,408
U.S. Bancorp	300	10,290
Union Pacific Corp.	100	11,870

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

United Parcel Service, Inc. (Class B)	100	$7,157
United Technologies Corp.	100	7,829
UnitedHealth Group, Inc.	200	11,082
Valero Energy Corp.	200	6,336
Vector Group, Ltd.	944	15,660
Verizon Communications, Inc.	300	13,671
Viacom, Inc. (Class B)	100	5,359
Visa, Inc. (Class A)	100	13,428
Wal-Mart Stores, Inc.	200	14,760
Walgreen Co.	200	7,288
Waste Management, Inc.	200	6,416
Weatherford International, Ltd. (a)	500	6,340
WellPoint, Inc.	100	5,801
Wells Fargo & Co.	799	27,590
Western Digital Corp.	100	3,873
Whole Foods Market, Inc.	100	9,740
Yahoo!, Inc. (a)	300	4,793
Yum! Brands, Inc.	100	6,634

		2,302,878

TOTAL COMMON STOCKS —
(Cost $4,944,419)		4,916,489

RIGHTS — 0.0% (d)
UNITED STATES — 0.0% (d)
Liberty Ventures (expiring 10/9/12) (a) (Cost $22)	4	54

SHORT TERM INVESTMENT — 0.5%
UNITED STATES — 0.5%
MONEY MARKET FUND — 0.5%
State Street Institutional Liquid Reserves Fund 0.21% (e)(f) (Cost $27,030)	27,030	27,030

TOTAL INVESTMENTS — 98.8%
(Cost $4,971,471)		4,943,573
OTHER ASSETS & LIABILITIES — 1.2%		60,660

NET ASSETS — 100.0%		$5,004,233

(a)	Non-income producing security.
(b)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.1% of net assets as of September 30, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Amount shown represents less than 0.05% of net assets.
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR MSCI EM 50 ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
BRAZIL — 13.8%
Banco Bradesco SA Preference Shares ADR	6,681	$107,364
BRF — Brasil Foods SA ADR	2,246	38,856
Companhia de Bebidas das Americas Preference Shares ADR	2,665	101,990
Itau Unibanco Holding SA Preference Shares ADR	7,992	122,118
Petroleo Brasileiro SA Preference Shares ADR	7,350	162,214
Vale SA Preference Shares ADR	7,004	121,589

		654,131

CHINA — 17.8%
Bank of China, Ltd.	262,196	99,762
China Construction Bank Corp.	251,154	174,276
China Life Insurance Co., Ltd.	25,584	73,915
China Petroleum & Chemical Corp.	58,000	54,160
China Shenhua Energy Co., Ltd.	11,644	45,205
Industrial & Commercial Bank of China	227,454	134,362
PetroChina Co., Ltd.	72,812	95,414
Ping An Insurance Group Co. of China, Ltd.	6,000	45,349
Tencent Holdings, Ltd.	3,500	119,266

		841,709

HONG KONG — 7.6%
China Mobile, Ltd.	20,855	231,192
CNOOC, Ltd.	62,362	127,889

		359,081

INDIA — 2.8%
ICICI Bank, Ltd. ADR	1,488	59,728
Infosys Technologies, Ltd. ADR	1,503	72,956

		132,684

MEXICO — 5.9%
America Movil SAB de CV, ADR, Series L	6,834	173,857
Fomento Economico Mexicano SAB de CV, ADR	696	64,018
Grupo Televisa SA de CV ADR	1,795	42,200

		280,075

RUSSIA — 9.7%
Gazprom OAO ADR	18,585	186,407
Lukoil OAO ADR	1,781	109,710
NovaTek OAO GDR	318	37,619
Sberbank of Russia ADR	7,532	88,350
Uralkali OJSC GDR	921	38,102

		460,188

SOUTH AFRICA — 9.5%
AngloGold Ashanti, Ltd.	1,334	47,277
Gold Fields, Ltd.	2,528	32,706
Impala Platinum Holdings, Ltd.	1,763	29,700
MTN Group, Ltd.	5,919	114,927
Naspers, Ltd.	1,361	84,943
Sasol, Ltd.	1,910	86,179
Standard Bank Group, Ltd.	4,238	54,254

		449,986

SOUTH KOREA — 21.1%
Hyundai Heavy Industries Co., Ltd.	146	33,169
Hyundai Mobis	238	66,490
Hyundai Motor Co.	539	122,211
KB Financial Group, Inc. ADR	1,281	45,206
Kia Motors Corp.	919	57,385
LG Chem, Ltd.	162	48,319
POSCO ADR	914	74,528
Samsung Electronics Co., Ltd. GDR	770	463,540
Shinhan Financial Group Co., Ltd. ADR	743	49,885
SK Hynix, Inc. (a)	1,820	37,254

		997,987

TAIWAN — 11.5%
China Steel Corp.	39,585	36,123
Chunghwa Telecom Co., Ltd. ADR	1,364	43,307
Formosa Plastics Corp.	14,000	40,023
Hon Hai Precision Industry Co., Ltd. GDR	17,168	107,558
MediaTek, Inc.	4,000	42,233
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	17,264	273,116

		542,360

TOTAL COMMON STOCKS —
(Cost $4,961,568)		4,718,201

SHORT TERM INVESTMENT — 0.2%
UNITED STATES — 0.2%
MONEY MARKET FUND — 0.2%
State Street Institutional Liquid Reserves Fund 0.21% (b)(c) (Cost $6,699)	6,699	6,699

TOTAL INVESTMENTS — 99.9%
(Cost $4,968,267)		4,724,900
OTHER ASSETS & LIABILITIES — 0.1%		5,644

NET ASSETS — 100.0%		$4,730,544

(a)	Non-income producing security.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt

See accompanying notes to financial statements.

SPDR Russell/Nomura PRIME Japan ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 98.0%
JAPAN — 98.0%
AIR FREIGHT & LOGISTICS — 0.3%
Yamato Holdings Co., Ltd. (a)	2,380	$37,810

AIRLINES — 0.1%
All Nippon Airways Co., Ltd. (a)	10,000	21,080

AUTO COMPONENTS — 2.8%
Aisin Seiki Co., Ltd. (a)	1,168	33,328
Bridgestone Corp.	3,803	88,476
Denso Corp. (a)	2,647	83,391
FCC Co., Ltd. (a)	984	15,873
Futaba Industrial Co., Ltd. (a)(b)	408	1,657
Keihin Corp. (a)	556	6,596
NGK Spark Plug Co., Ltd. (a)	2,160	22,794
NHK Spring Co., Ltd. (a)	340	2,928
Nifco, Inc. (a)	1,028	23,824
Nissin Kogyo Co., Ltd. (a)	616	8,092
NOK Corp.	1,016	16,311
Showa Corp. (a)	2,012	17,818
Stanley Electric Co., Ltd.	644	9,569
Sumitomo Rubber Industries, Inc.	1,808	21,543
Tokai Rika Co., Ltd.	20	282
Toyo Tire & Rubber Co., Ltd.	3,851	9,702
Toyota Industries Corp.	1,172	32,915

		395,099

AUTOMOBILES — 7.3%
Daihatsu Motor Co., Ltd.	464	7,765
Fuji Heavy Industries, Ltd. (a)	4,347	36,206
Honda Motor Co., Ltd. (a)	9,574	294,973
Isuzu Motors, Ltd.	9,651	46,766
Mazda Motor Corp. (a)(b)	6,123	7,162
Mitsubishi Motors Corp. (a)(b)	26,173	24,222
Nissan Motor Co., Ltd. (a)	13,562	115,922
Suzuki Motor Corp.	2,192	42,685
Toyota Motor Corp. (a)	11,677	456,273
Yamaha Motor Co., Ltd. (a)	1,216	10,660

		1,042,634

BEVERAGES — 1.4%
Asahi Breweries, Ltd.	2,584	63,903
Ito En, Ltd. (a)	1,556	31,180
Kirin Holdings Co., Ltd.	6,207	83,292
Takara Holdings, Inc. (a)	2,479	18,385

		196,760

BUILDING PRODUCTS — 1.1%
Aica Kogyo Co., Ltd.	284	4,873
Asahi Glass Co., Ltd. (a)	6,299	42,101
Daikin Industries, Ltd. (a)	1,432	37,236
JS Group Corp. (a)	1,772	42,410
Nippon Sheet Glass Co., Ltd. (a)	6,000	4,242
TOTO, Ltd. (a)	4,444	32,787

		163,649

CAPITAL MARKETS — 1.0%
Daiwa Securities Group, Inc. (a)	8,482	32,380
Jafco Co., Ltd.	212	4,134
Nomura Holdings, Inc. (a)	21,176	75,940
Okasan Securities Group, Inc.	2,107	7,908
SBI Holdings, Inc. (a)	1,580	10,215
Tokai Tokyo Financial Holdings, Inc. (a)	3,967	13,308

		143,885

CHEMICALS — 4.1%
Asahi Kasei Corp. (a)	5,859	30,349
Daicel Chemical Industries, Ltd.	2,055	12,362
DIC Corp.	6,391	10,433
Hitachi Chemical Co., Ltd. (a)	976	13,235
JSR Corp. (a)	1,360	22,375
Kaneka Corp. (a)	2,224	10,748
Kansai Paint Co., Ltd. (a)	2,092	23,259
Kuraray Co., Ltd. (a)	2,971	33,873
Mitsubishi Chemical Holdings Corp. (a)	6,123	23,532
Mitsubishi Gas Chemical Co., Inc. (a)	2,268	11,427
Mitsui Chemicals, Inc. (a)	5,843	11,491
Nissan Chemical Industries, Ltd. (a)	2,816	31,599
Nitto Denko Corp. (a)	784	37,487
Shin-Etsu Chemical Co., Ltd. (a)	2,420	136,553
Showa Denko K.K. (a)	7,723	12,309
Sumitomo Chemical Co., Ltd. (a)	9,674	24,745
Taiyo Nippon Sanso Corp. (a)	4,180	22,082
Teijin, Ltd. (a)	6,367	15,631
Tokai Carbon Co., Ltd.	1,828	5,592
Toray Industries, Inc. (a)	7,758	46,069
Tosoh Corp. (a)	5,599	10,651
Ube Industries, Ltd. (a)	9,543	20,607
Zeon Corp.	2,132	14,880

		581,289

COMMERCIAL BANKS — 9.4%
Chuo Mitsui Trust Holdings, Inc. (a)	19,981	59,583
Fukuoka Financial Group, Inc.	6,000	24,447
Hokuhoku Financial Group, Inc.	9,658	15,021
Mitsubishi UFJ Financial Group, Inc. (a)	79,700	374,938
Mizuho Financial Group, Inc. (a)	138,100	225,433
Resona Holdings, Inc.	3,200	13,162
Shinsei Bank, Ltd.	9,726	12,626
Sumitomo Mitsui Financial Group, Inc.	8,000	250,900
Suruga Bank, Ltd.	496	5,642
The 77 Bank, Ltd.	3,803	15,838
The Awa Bank, Ltd. (a)	3,731	24,170
The Bank of Kyoto, Ltd.	1,916	16,279
The Bank of Yokohama, Ltd.	7,947	37,896
The Chiba Bank, Ltd.	6,063	35,381
The Chugoku Bank, Ltd.	1,504	21,265
The Hachijuni Bank, Ltd. (a)	5,719	31,829
The Hiroshima Bank, Ltd.	5,811	19,569
The Hyakugo Bank, Ltd.	4,147	18,710
The Iyo Bank, Ltd.	1,180	9,646
The Joyo Bank, Ltd. (a)	4,155	20,401
The Juroku Bank, Ltd.	5,883	20,417
The Musashino Bank, Ltd.	420	12,967
The Nanto Bank, Ltd. (a)	2,391	12,017
The Nishi-Nippon City Bank, Ltd. (a)	7,799	18,144
The Shizuoka Bank, Ltd.	2,363	24,268
Yamaguchi Financial Group, Inc.	2,076	16,864

		1,337,413

See accompanying notes to financial statements.

SPDR Russell/Nomura PRIME Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

COMMERCIAL SERVICES & SUPPLIES — 1.1%
Aeon Delight Co., Ltd.	200	$4,424
Dai Nippon Printing Co., Ltd. (a)	3,739	26,144
Daiseki Co., Ltd.	400	6,237
Nissha Printing Co., Ltd. (a)(b)	236	2,208
Park24 Co., Ltd. (a)	1,000	16,427
Secom Co., Ltd. (a)	1,368	71,565
Toppan Printing Co., Ltd. (a)	4,299	25,031

		152,036

COMMUNICATIONS EQUIPMENT — 0.0% (c)
Aiphone Co., Ltd.	200	4,162

COMPUTERS & PERIPHERALS — 1.0%
Fujitsu, Ltd. (a)	10,498	39,536
NEC Corp. (a)(b)	11,918	18,995
Seiko Epson Corp. (a)	1,376	8,419
Toshiba Corp. (a)	23,633	75,942

		142,892

CONSTRUCTION & ENGINEERING — 1.7%
Chiyoda Corp.	1,688	26,340
COMSYS Holdings Corp. (a)	2,000	27,995
JGC Corp.	1,760	58,931
Kajima Corp. (a)	7,595	20,793
Maeda Corp.	5,855	27,996
Obayashi Corp. (a)	5,679	25,986
Shimizu Corp. (a)	5,559	18,792
Taisei Corp. (a)	9,995	28,777

		235,610

CONSTRUCTION MATERIALS — 0.1%
Taiheiyo Cement Corp. (a)	9,607	20,745

CONSUMER FINANCE — 0.4%
Acom Co., Ltd. (b)	22	561
Aeon Credit Service Co., Ltd. (a)	1,040	22,458
Credit Saison Co., Ltd. (a)	1,364	33,083
Orient Corp. (b)	4,001	6,171

		62,273

CONTAINERS & PACKAGING — 0.1%
Toyo Seikan Kaisha, Ltd.	1,048	11,248

DISTRIBUTORS — 0.1%
Canon Marketing Japan, Inc.	992	13,745

DIVERSIFIED CONSUMER SERVICES — 0.2%
Benesse Holdings, Inc. (a)	628	30,512

DIVERSIFIED FINANCIAL SERVICES — 0.4%
ORIX Corp. (a)	616	62,075

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.7%
Nippon Telegraph & Telephone Corp.	5,200	248,638

ELECTRIC UTILITIES — 1.5%
Chubu Electric Power Co., Inc. (a)	3,963	51,804
Hokkaido Electric Power Co., Inc. (a)	1,228	10,007
Hokuriku Electric Power Co. (a)	1,412	17,187
Kyushu Electric Power Co., Inc. (a)	2,376	19,668
Shikoku Electric Power Co., Inc. (a)	1,572	17,801
The Chugoku Electric Power Co., Inc. (a)	1,648	21,966
The Kansai Electric Power Co., Inc. (a)	4,811	37,721
The Okinawa Electric Power Co., Inc.	36	1,207
The Tokyo Electric Power Co., Inc. (a)(b)	8,567	14,095
Tohoku Electric Power Co., Inc. (b)	2,843	22,949

		214,405

ELECTRICAL EQUIPMENT — 1.7%
Fuji Electric Holdings Co., Ltd. (a)	6,099	12,464
Fujikura, Ltd. (a)	4,107	12,353
Furukawa Electric Co., Ltd. (b)	3,899	7,367
Mitsubishi Electric Corp.	11,974	88,651
Nidec Corp. (a)	764	56,072
Sumitomo Electric Industries, Ltd.	3,787	40,158
Tatsuta Electric Wire and Cable Co., Ltd. (a)	2,000	17,969
Ushio, Inc.	1,036	12,491

		247,525

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.2%
Alps Electric Co., Ltd. (a)	1,768	9,181
Amano Corp. (a)	1,236	10,676
Citizen Holdings Co., Ltd.	3,003	15,324
FUJIFILM Holdings Corp. (a)	2,827	47,528
Hamamatsu Photonics K.K. (a)	768	26,465
Hirose Electric Co., Ltd. (a)	408	45,887
Hitachi, Ltd. (a)	25,933	144,665
Horiba, Ltd.	404	11,923
Hoya Corp. (a)	2,632	58,019
Ibiden Co., Ltd. (a)	996	14,607
Keyence Corp.	240	61,697
Kyocera Corp. (a)	992	86,194
Murata Manufacturing Co., Ltd. (a)	1,228	65,583
Nippon Electric Glass Co., Ltd. (a)	3,548	19,655
Oki Electric Industry Co., Ltd. (b)	12,166	13,917
Omron Corp.	1,380	26,607
Shimadzu Corp. (a)	2,312	16,255
TDK Corp. (a)	996	37,203
Yaskawa Electric Corp.	1,604	10,783
Yokogawa Electric Corp.	1,964	22,770

		744,939

FOOD & STAPLES RETAILING — 2.0%
Aeon Co., Ltd. (a)	4,403	49,972
Cawachi, Ltd.	448	9,363
FamilyMart Co., Ltd.	352	17,374
Izumiya Co., Ltd.	3,740	19,085
Lawson, Inc. (a)	400	30,848
Seven & I Holdings Co., Ltd.	4,439	136,765
UNY Co., Ltd.	2,000	15,604

		279,011

FOOD PRODUCTS — 1.4%
Ajinomoto Co., Inc.	4,003	62,978
Hokuto Corp. (a)	400	8,493
Kikkoman Corp. (a)	2,256	30,940
MEIJI Holdings Co., Ltd. (a)	400	19,923
Nissin Foods Holding Co., Ltd. (a)	640	25,172
Sakata Seed Corp. (a)	1,584	21,276
Yakult Honsha Co., Ltd. (a)	564	26,823

		195,605

See accompanying notes to financial statements.

SPDR Russell/Nomura PRIME Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

GAS UTILITIES — 1.1%
Osaka Gas Co., Ltd. (a)	12,150	$53,722
Saibu Gas Co., Ltd.	10,273	29,314
Tokyo Gas Co., Ltd.	13,873	76,676

		159,712

HEALTH CARE EQUIPMENT & SUPPLIES — 0.7%
Nakanishi, Inc.	200	21,568
Olympus Corp. (b)	1,042	20,358
Sysmex Corp.	400	19,306
Terumo Corp.	956	41,287

		102,519

HEALTH CARE PROVIDERS & SERVICES — 0.5%
Medipal Holdings Corp.	1,192	16,455
Miraca Holdings, Inc. (a)	636	28,653
Suzuken Co., Ltd.	632	21,080

		66,188

HOTELS, RESTAURANTS & LEISURE — 0.4%
Oriental Land Co., Ltd. (a)	404	53,382
Round One Corp. (a)	800	3,866

		57,248

HOUSEHOLD DURABLES — 2.0%
Casio Computer Co., Ltd. (a)	2,248	15,979
Funai Electric Co., Ltd.	395	5,590
Haseko Corp. (b)	9,139	5,873
Panasonic Corp. (a)	13,381	88,748
Pioneer Corp. (a)(b)	2,360	5,794
Sangetsu Co., Ltd.	176	4,864
Sekisui Chemical Co., Ltd.	2,079	16,808
Sekisui House, Ltd.	3,679	36,648
Sharp Corp. (a)	5,519	13,691
Sony Corp. (a)	6,811	80,454
Sumitomo Forestry Co., Ltd. (a)	1,368	12,203

		286,652

HOUSEHOLD PRODUCTS — 0.3%
Unicharm Corp. (a)	632	36,393

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
Electric Power Development Co., Ltd. (a)	840	22,177

INDUSTRIAL CONGLOMERATES — 0.3%
Keihan Electric Railway Co., Ltd. (a)	5,747	27,479
Nisshinbo Holdings, Inc.	1,584	10,465

		37,944

INSURANCE — 2.4%
MS&AD Insurance Group Holdings, Inc. (a)	3,636	63,139
NKSJ Holdings, Inc. (a)	2,000	39,280
Sony Financial Holdings, Inc.	1,600	27,517
T&D Holdings, Inc.	4,200	45,617
The Dai-ichi Life Insurance Co., Ltd. (a)	42	47,830
Tokio Marine Holdings, Inc.	4,447	113,976

		337,359

INTERNET & CATALOG RETAIL — 0.4%
Rakuten, Inc. (a)	5,000	51,093

INTERNET SOFTWARE & SERVICES — 0.7%
DeNA Co., Ltd. (a)	800	26,653
Gree, Inc. (a)	600	11,020
Internet Initiative Japan, Inc. (a)	600	16,419
Yahoo! Japan Corp. (a)	104	39,742

		93,834

IT SERVICES — 0.8%
IT Holdings Corp.	832	10,844
Itochu Techno-Solutions Corp.	608	31,729
NET One Systems Co., Ltd. (a)	2,000	25,270
Nomura Research Institute, Ltd. (a)	300	6,204
NTT Data Corp. (a)	8	25,182
Otsuka Corp.	12	1,080
SCSK Corp.	100	1,766
TKC Corp.	400	8,206

		110,281

LEISURE EQUIPMENT & PRODUCTS — 1.5%
Namco Bandai Holdings, Inc.	2,232	37,927
Nikon Corp. (a)	1,840	50,801
Roland Corp.	200	1,391
Sankyo Co., Ltd. (a)	640	29,902
Sega Sammy Holdings, Inc. (a)	2,031	38,662
Shimano, Inc.	592	43,220
Yamaha Corp. (a)	1,192	11,093

		212,996

MACHINERY — 5.6%
Amada Co., Ltd.	1,527	6,713
FANUC Corp. (a)	1,180	190,802
Glory, Ltd.	1,044	24,611
IHI Corp. (a)	10,311	23,061
JTEKT Corp. (a)	1,408	11,166
Kawasaki Heavy Industries, Ltd. (a)	7,978	15,894
Komatsu, Ltd. (a)	5,439	107,452
Komori Corp.	788	4,072
Kubota Corp. (a)	3,663	37,195
Kurita Water Industries, Ltd. (a)	976	21,690
Makita Corp. (a)	976	38,011
Minebea Co., Ltd. (a)	2,255	7,623
Mitsubishi Heavy Industries, Ltd.	19,676	85,482
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	7,567	8,754
Mori Seiki Co., Ltd. (a)	968	6,196
NGK Insulators, Ltd. (a)	2,320	27,882
NSK, Ltd. (a)	2,463	14,341
NTN Corp. (a)	2,495	5,035
OKUMA Corp.	1,648	9,765
OSG Corp.	1,012	14,100
SMC Corp. (a)	420	67,913
Sodick Co., Ltd.	1,800	7,658
Sumitomo Heavy Industries, Ltd.	3,795	13,024
Takuma Co., Ltd.	2,000	10,231
The Japan Steel Works, Ltd.	1,708	9,550
THK Co., Ltd. (a)	1,000	15,398
Toshiba Machine Co., Ltd.	1,944	7,546

		791,165

MARINE — 0.2%
Kawasaki Kisen Kaisha, Ltd. (a)(b)	5,759	7,254

See accompanying notes to financial statements.

SPDR Russell/Nomura PRIME Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Mitsui OSK Lines, Ltd. (a)	4,491	$10,506
Nippon Yusen KK (a)	7,995	14,182

		31,942

MEDIA — 0.6%
CyberAgent, Inc. (a)	4	8,658
Dentsu, Inc. (a)	1,600	40,720
Jupiter Telecommunications Co.	8	8,144
Toho Co., Ltd.	1,352	24,937

		82,459

METALS & MINING — 2.2%
Daido Steel Co., Ltd.	2,199	10,260
Dowa Holdings Co., Ltd.	1,767	12,287
JFE Holdings, Inc. (a)	3,047	40,339
Kobe Steel, Ltd. (a)	17,645	14,062
Mitsubishi Materials Corp.	8,027	25,381
Mitsubishi Steel Manufacturing Co., Ltd.	4,000	7,301
Mitsui Mining & Smelting Co., Ltd.	5,839	12,459
Nippon Steel Corp. (a)	27,755	57,080
Nisshin Steel Co., Ltd. (a)	5,951	6,425
Sumitomo Metal Industries, Ltd. (a)	24,340	36,604
Sumitomo Metal Mining Co., Ltd. (a)	3,575	45,262
Toho Zinc Co., Ltd. (a)	4,000	14,087
Tokyo Steel Manufacturing Co., Ltd. (a)	1,044	3,529
Topy Industries, Ltd. (a)	5,000	10,090
Yodogawa Steel Works, Ltd. (a)	3,963	13,397

		308,563

MULTILINE RETAIL — 0.7%
Isetan Mitsukoshi Holdings, Ltd. (a)	2,441	25,540
J Front Retailing Co., Ltd.	3,778	21,270
Marui Group Co., Ltd. (a)	2,616	18,594
Ryohin Keikaku Co., Ltd.	236	14,955
Takashimaya Co., Ltd. (a)	2,332	16,066
The Daiei, Inc. (a)(b)	1,402	2,991

		99,416

OFFICE ELECTRONICS — 2.1%
Brother Industries, Ltd. (a)	1,832	17,048
Canon, Inc. (a)	7,058	226,346
Konica Minolta Holdings, Inc. (a)	4,075	31,427
Ricoh Co., Ltd. (a)	3,555	30,112

		304,933

OIL, GAS & CONSUMABLE FUELS — 1.1%
Cosmo Oil Co., Ltd. (a)	5,927	10,970
Inpex Corp.	8	47,867
JX Holdings, Inc. (a)	14,500	79,582
TonenGeneral Sekiyu K.K.	1,547	13,462

		151,881

PAPER & FOREST PRODUCTS — 0.2%
Nippon Paper Group, Inc. (a)	800	9,471
OJI Paper Co., Ltd. (a)	5,839	17,862

		27,333

PERSONAL PRODUCTS — 1.0%
Kao Corp.	3,239	95,755
Mandom Corp.	1,016	26,719
Shiseido Co., Ltd. (a)	1,832	25,219

		147,693

PHARMACEUTICALS — 5.6%
Astellas Pharma, Inc. (a)	2,771	141,221
Chugai Pharmaceutical Co., Ltd.	1,616	33,961
Daiichi Sankyo Co., Ltd. (a)	4,051	67,170
Dainippon Sumitomo Pharma Co., Ltd. (a)	960	10,587
Eisai Co., Ltd. (a)	1,540	69,676
Hisamitsu Pharmaceutical Co., Inc. (a)	404	22,407
Kissei Pharmaceutical Co., Ltd.	1,000	17,905
Kyowa Hakko Kirin Co., Ltd.	1,833	22,217
Mitsubishi Tanabe Pharma Corp. (a)	2,000	30,514
Mochida Pharmaceutical Co., Ltd. (a)	2,000	24,833
Nichi-iko Pharmaceutical Co., Ltd. (a)	200	4,725
Ono Pharmaceutical Co., Ltd. (a)	432	26,681
Santen Pharmaceutical Co., Ltd.	956	44,114
Seikagaku Corp. (a)	800	9,275
Shionogi & Co., Ltd. (a)	1,996	30,581
Taisho Pharmaceutical Holdings Co. Ltd. (a)	300	24,563
Takeda Pharmaceutical Co., Ltd. (a)	4,655	215,099
Torii Pharmaceutical Co., Ltd.	200	4,373
Tsumura & Co.	100	3,152

		803,054

PROFESSIONAL SERVICES — 0.1%
Meitic Corp. (a)	812	18,557

REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.5%
Daikyo, Inc.	4,256	10,777
Daito Trust Construction Co., Ltd. (a)	564	56,907
Daiwa House Industry Co., Ltd.	4,363	63,538
Heiwa Real Estate Co., Ltd.	971	11,220
Leopalace21 Corp. (b)	1,044	3,154
Mitsubishi Estate Co., Ltd. (a)	7,111	136,553
Mitsui Fudosan Co., Ltd.	5,923	118,993
Sumitomo Realty & Development Co., Ltd.	1,843	49,084
Tokyo Tatemono Co., Ltd. (a)(b)	3,540	13,878
Tokyu Land Corp. (a)	5,664	30,431

		494,535

ROAD & RAIL — 4.5%
Central Japan Railway Co.	1,000	88,175
East Japan Railway Co.	2,200	146,195
Hankyu Hanshin Holdings, Inc.	8,486	46,030
Keikyu Corp. (a)	4,355	41,199
Keisei Electric Railway Co., Ltd. (a)	2,147	19,455
Kintetsu Corp. (a)	12,038	47,347
Nagoya Railroad Co., Ltd.	8,362	22,893
Nankai Electric Railway Co., Ltd.	6,111	27,806
Nippon Express Co., Ltd.	7,555	28,744
Odakyu Electric Railway Co., Ltd. (a)	2,483	26,202
Sotetsu Holdings, Inc.	8,254	27,796
Tobu Railway Co., Ltd. (a)	6,007	32,429
Tokyu Corp. (a)	6,391	30,641
West Japan Railway Co. (a)	1,400	60,013

		644,925

See accompanying notes to financial statements.

SPDR Russell/Nomura PRIME Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.8%
Advantest Corp. (a)	1,216	$15,864
Dainippon Screen Manufacturing Co., Ltd.	364	1,797
Disco Corp. (a)	384	18,558
Rohm Co., Ltd.	576	19,457
Sanken Electric Co., Ltd. (a)	2,404	7,601
Shinko Electric Industries Co., Ltd. (a)	592	3,752
Sumco Corp. (a)(b)	1,046	7,072
Tokyo Electron, Ltd. (a)	1,040	44,447

		118,548

SOFTWARE — 0.9%
Konami Corp. (a)	792	18,049
Nintendo Co., Ltd. (a)	648	82,374
NSD Co., Ltd. (a)	832	8,149
Square Enix Holdings Co., Ltd. (a)	796	12,185
Trend Micro, Inc. (a)	368	10,312

		131,069

SPECIALTY RETAIL — 1.5%
Aoyama Trading Co., Ltd. (a)	984	18,871
Autobacs Seven Co., Ltd.	180	8,179
Fast Retailing Co., Ltd.	176	41,059
Hikari Tsushin, Inc.	184	9,779
Nitori Holding Co., Ltd.	210	19,569
Sanrio Co., Ltd. (a)	448	16,106
Shimachu Co., Ltd. (a)	984	20,616
Shimamura Co., Ltd. (a)	232	27,107
USS Co., Ltd. (a)	200	21,208
Yamada Denki Co., Ltd. (a)	600	26,414

		208,908

TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Asics Corp.	2,064	27,936
Gunze, Ltd.	4,223	10,910
Onward Holdings Co., Ltd.	1,580	12,632
The Japan Wool Textile Co., Ltd.	2,031	15,245
Toyobo Co., Ltd.	8,302	9,924

		76,647

TOBACCO — 1.3%
Japan Tobacco, Inc. (a)	6,000	180,617

TRADING COMPANIES & DISTRIBUTORS — 4.6%
Hanwa Co., Ltd.	2,207	7,688
Inaba Denki Sangyo Co., Ltd.	956	27,500
ITOCHU Corp. (a)	8,566	87,091
Iwatani Corp.	6,451	23,549
Kanematsu Corp. (b)	19,000	22,224
Marubeni Corp. (a)	10,402	66,583
Mitsubishi Corp. (a)	7,607	138,745
Mitsui & Co., Ltd. (a)	10,002	141,159
Sojitz Corp. (a)	8,428	10,941
Sumitomo Corp. (a)	6,375	86,284
Toyota Tsusho Corp. (a)	1,039	22,289
Yamazen Corp. (a)	2,800	17,959

		652,012

TRANSPORTATION INFRASTRUCTURE — 0.3%
Kamigumi Co., Ltd.	2,395	19,886
Mitsubishi Logistics Corp. (a)	2,216	26,461

		46,347

WIRELESS TELECOMMUNICATION SERVICES — 3.3%
KDDI Corp. (a)	1,800	140,205
NTT DoCoMo, Inc. (a)	88	143,198
Softbank Corp.	4,415	179,324

		462,727

TOTAL COMMON STOCKS —
(Cost $17,539,385)		13,942,767

SHORT TERM INVESTMENTS — 29.3%
UNITED STATES — 29.3%
MONEY MARKET FUNDS — 29.3%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	4,145,222	4,145,222
State Street Institutional Liquid Reserves Fund 0.21% (e)(f)	15,805	15,805

TOTAL SHORT TERM INVESTMENTS —
(Cost $4,161,027)		4,161,027

TOTAL INVESTMENTS — 127.3%
(Cost $21,700,412)		18,103,794
OTHER ASSETS & LIABILITIES — (27.3)%		(3,877,183)

NET ASSETS — 100.0%		$14,226,611

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

SPDR Russell/Nomura Small Cap Japan ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 97.0%
JAPAN — 97.0%
AIR FREIGHT & LOGISTICS — 0.3%
Kintetsu World Express, Inc. (a)	6,700	$215,123

AIRLINES — 0.1%
Skymark Airlines, Inc. (b)	8,000	39,897

AUTO COMPONENTS — 4.4%
Ahresty Corp.	7,300	33,310
Exedy Corp. (a)	4,900	97,055
FCC Co., Ltd. (a)	9,413	151,842
Futaba Industrial Co., Ltd. (a)(b)	13,194	53,590
Kayaba Industry Co., Ltd. (a)	26,902	96,128
Keihin Corp. (a)	9,641	114,378
Musashi Seimitsu Industry Co., Ltd. (a)	16,952	313,329
Nissan Shatai Co., Ltd.	33,000	370,720
Nissin Kogyo Co., Ltd. (a)	11,434	150,200
Press Kogyo Co., Ltd. (a)	25,569	102,539
Showa Corp. (a)	15,139	134,072
Takata Corp. (a)	12,900	232,797
Tokai Rika Co., Ltd. (a)	9,800	138,182
Topre Corp.	17,234	146,422
Toyo Tire & Rubber Co., Ltd.	42,372	106,747
Toyoda Gosei Co., Ltd. (a)	8,000	160,720
Toyota Boshoku Corp. (a)	9,100	94,743
TS Tech Co., Ltd.	8,100	130,558
Unipres Corp.	8,200	182,234

		2,809,566

BEVERAGES — 0.9%
Ito En, Ltd. (a)	12,100	242,467
Mikuni Coca-Cola Bottling Co., Ltd. (a)	27,245	239,532
Sapporo Holdings, Ltd. (a)	42,000	117,686

		599,685

BIOTECHNOLOGY — 0.5%
OncoTherapy Science, Inc. (b)	84	114,339
Sosei Group Corp. (b)	55	173,201

		287,540

BUILDING PRODUCTS — 2.4%
Aica Kogyo Co., Ltd. (a)	16,519	283,456
Bunka Shutter Co., Ltd.	48,577	219,783
Central Glass Co., Ltd. (a)	49,309	147,040
Nichias Corp.	27,000	144,717
Nitto Boseki Co., Ltd. (a)	56,020	189,373
Noritz Corp.	7,165	126,723
Sankyo-Tateyama Holdings, Inc.	118,467	210,134
Sanwa Holdings Corp. (a)	60,910	240,352

		1,561,578

CAPITAL MARKETS — 1.3%
Jafco Co., Ltd. (a)	10,100	196,937
Matsui Securities Co., Ltd (a)	16,800	107,537
Monex Group, Inc. (a)	923	152,093
Okasan Securities Group, Inc.	33,447	125,534
Tokai Tokyo Financial Holdings, Inc. (a)	57,721	193,640
Toyo Securities Co., Ltd.	47,457	82,958

		858,699

CHEMICALS — 4.9%
ADEKA Corp. (a)	23,813	180,281
Asahi Organic Chemicals Industry Co., Ltd. (a)	41,540	100,379
C. Uyemura & Co., Ltd.	2,176	77,195
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	3,100	46,978
Fujikura Kasei Co., Ltd.	20,738	89,296
Fujimi, Inc.	6,673	98,808
Ishihara Sangyo Kaisha, Ltd. (b)	111,811	86,229
Japan Pure Chemical Co., Ltd.	113	277,416
Kureha Corp.	30,000	119,923
Lintec Corp.	12,108	221,306
New Japan Chemical Co., Ltd. (a)	7,000	34,190
Nippon Soda Co., Ltd.	32,065	138,893
Nippon Valqua Industries, Ltd.	38,025	105,082
NOF Corp.	44,731	216,181
Okamoto Industries, Inc. (a)	61,841	261,513
Sumitomo Bakelite Co., Ltd. (a)	39,000	136,350
Taiyo Holdings Co., Ltd. (a)	7,700	214,967
Toagosei Co., Ltd.	52,000	196,504
Tokai Carbon Co., Ltd. (a)	39,542	120,964
Tokyo Ohka Kogyo Co., Ltd. (a)	13,900	298,904
Toyo Ink Manufacturing Co., Ltd.	43,000	154,756

		3,176,115

COMMERCIAL BANKS — 8.5%
Bank of the Ryukyus, Ltd. (a)	12,081	157,923
Kansai Urban Banking Corp.	102,000	136,350
Kiyo Holdings, Inc.	181,754	263,987
Sapporo Hokuyo Holdings, Inc. (b)	58,200	167,568
Seven Bank, Ltd.	100	306
The 77 Bank, Ltd. (a)	36,000	149,923
The Aichi Bank, Ltd. (a)	5,349	311,108
The Bank of Iwate, Ltd. (a)	5,956	287,082
The Bank of Nagoya, Ltd. (a)	36,000	126,787
The Bank of Okinawa, Ltd.	5,100	225,501
The Daishi Bank, Ltd.	59,000	193,381
The Fukushima Bank, Ltd.	254,478	157,004
The Higo Bank, Ltd.	39,000	238,111
The Hokkoku Bank, Ltd. (a)	38,000	145,064
The Hyakugo Bank, Ltd.	57,000	257,159
The Hyakujushi Bank, Ltd.	48,000	193,728
The Juroku Bank, Ltd.	61,000	211,697
The Kagoshima Bank, Ltd. (a)	32,000	211,825
The Keiyo Bank, Ltd.	46,000	211,671
The Musashino Bank, Ltd.	7,300	225,381
The Nagano Bank, Ltd.	88,534	175,247
The Nanto Bank, Ltd. (a)	44,000	221,131
The Shikoku Bank, Ltd.	64,000	166,992
The Shimizu Bank, Ltd.	5,100	157,327
The Taiko Bank, Ltd. (a)	62,000	177,712
The Tochigi Bank, Ltd.	32,846	121,589
The Tokyo Tomin Bank, Ltd. (a)	8,905	83,670
The Yachiyo Bank, Ltd.	7,200	139,928
Tomato Bank, Ltd.	101,872	199,030

See accompanying notes to financial statements.

SPDR Russell/Nomura Small Cap Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

TOMONY Holdings, Inc.	32,405	$145,364

		5,459,546

COMMERCIAL SERVICES & SUPPLIES — 2.4%
Aeon Delight Co., Ltd.	5,100	112,816
Daiseki Co., Ltd.	7,293	113,707
Duskin Co., Ltd.	14,600	295,002
Moshi Moshi Hotline, Inc.	12,144	178,258
Nissha Printing Co., Ltd. (a)(b)	8,300	77,666
Okamura Corp.	24,884	192,547
Park24 Co., Ltd. (a)	20,785	341,430
Pilot Corp.	135	254,730

		1,566,156

COMMUNICATIONS EQUIPMENT — 0.9%
Aiphone Co., Ltd.	7,206	149,955
Denki Kogyo Co., Ltd.	31,303	138,812
Hitachi Kokusai Electric, Inc. (a)	16,634	110,537
Icom, Inc. (a)	7,400	179,578

		578,882

COMPUTERS & PERIPHERALS — 0.7%
Eizo Nanao Corp.	7,700	137,670
Melco Holdings, Inc. (a)	4,100	79,997
Wacom Co., Ltd. (a)	104	253,183

		470,850

CONSTRUCTION & ENGINEERING — 4.3%
Chugai Ro Co., Ltd. (a)	47,522	129,494
Kandenko Co., Ltd.	27,000	129,447
Kinden Corp. (a)	29,924	189,237
Kyowa Exeo Corp.	25,576	303,099
Kyudenko Corp.	36,657	181,400
Maeda Corp. (a)	45,158	215,923
Maeda Road Construction Co., Ltd.	21,000	275,051
Mirait Holdings Corp.	20,800	168,432
Penta-Ocean Construction Co., Ltd. (a)	100,500	244,145
Sanki Engineering Co., Ltd.	19,196	90,058
SHO-BOND Holdings Co., Ltd. (a)	9,100	318,734
Taikisha, Ltd. (a)	8,000	168,432
Toda Corp. (a)	46,000	138,946
Tokyu Construction Co., Ltd.	49,112	92,164
Toyo Engineering Corp.	28,000	125,964

		2,770,526

CONSUMER FINANCE — 0.5%
Acom Co., Ltd. (b)	6,530	166,607
Aiful Corp. (a)(b)	19,950	35,131
Orient Corp. (b)	65,500	101,028

		302,766

CONTAINERS & PACKAGING — 1.2%
FP Corp. (a)	3,400	268,766
Fuji Seal International, Inc.	8,270	171,884
Taisei Lamick Co., Ltd. (a)	10,600	317,046

		757,696

DISTRIBUTORS — 0.2%
Canon Marketing Japan, Inc.	10,600	146,874

DIVERSIFIED FINANCIAL SERVICES — 1.0%
Century Tokyo Leasing Corp.	13,700	266,428
Fuyo General Lease Co., Ltd.	4,200	123,247
Japan Securities Finance Co., Ltd.	20,619	94,879
Ricoh Leasing Co., Ltd.	6,767	165,696

		650,250

ELECTRIC UTILITIES — 0.3%
The Okinawa Electric Power Co., Inc. (a)	5,900	197,779

ELECTRICAL EQUIPMENT — 1.8%
Daihen Corp. (a)	32,971	85,182
Futaba Corp.	13,200	171,362
Hitachi Cable, Ltd. (a)(b)	46,000	62,673
Mabuchi Motor Co., Ltd.	8,500	390,039
Nippon Carbon Co., Ltd.	35,000	64,332
Nippon Signal Co., Ltd. (a)	16,500	102,224
Sinfonia Technology Co., Ltd.	57,826	109,260
SWCC Showa Holdings Co., Ltd. (a)	106,075	83,169
Toyo Tanso Co., Ltd. (a)	4,000	95,784

		1,164,025

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.8%
Amano Corp. (a)	17,532	151,433
Daiwabo Holdings Co., Ltd.	30,635	57,884
ESPEC Corp.	11,931	100,754
Hakuto Co., Ltd.	17,811	163,916
Hosiden Corp.	12,295	68,903
Japan Cash Machine Co., Ltd. (a)	18,224	169,357
Koa Corp. (a)	14,591	124,530
Maruwa Co., Ltd. (a)	2,000	63,933
Meiko Electronics Co., Ltd. (a)	2,700	21,031
Nichicon Corp. (a)	11,500	81,594
Nidec Sankyo Corp.	16,917	85,020
Nihon Dempa Kogyo Co., Ltd. (a)	4,995	56,306
Nippon Ceramic Co., Ltd.	6,223	78,627
Nippon Chemi-Con Corp. (a)(b)	24,432	41,139
Oki Electric Industry Co., Ltd. (b)	145,000	165,874
Ryosan Co., Ltd. (a)	8,696	156,595
Ryoyo Electro Corp. (a)	18,604	196,083
Star Micronics Co., Ltd. (a)	11,069	106,706
Taiyo Yuden Co., Ltd. (a)	20,300	171,689
Tokyo Electron Device, Ltd. (a)	155	264,177
Topcon Corp. (a)	13,419	72,442
V Technology Co., Ltd. (a)	10	20,951

		2,418,944

ENERGY EQUIPMENT & SERVICES — 0.3%
Japan Drilling Co., Ltd. (a)	4,500	126,960
Shinko Plantech Co., Ltd.	10,686	87,493

		214,453

FOOD & STAPLES RETAILING — 3.4%
Cawachi, Ltd.	7,135	149,120
Izumiya Co., Ltd. (a)	31,933	162,949
Kato Sangyo Co., Ltd.	7,400	142,483
Matsumotokiyoshi Holdings Co., Ltd. (a)	9,400	232,825
Ministop Co., Ltd. (a)	9,194	153,627
Sugi Pharmacy Co., Ltd.	8,200	288,897
Sundrug Co., Ltd.	7,300	265,915
Tsuruha Holdings, Inc.	4,300	322,776
Valor Co., Ltd. (a)	10,200	169,913

See accompanying notes to financial statements.

SPDR Russell/Nomura Small Cap Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Yokohama Reito Co., Ltd. (a)	37,480	$276,042

		2,164,547

FOOD PRODUCTS — 4.7%
Ariake Japan Co., Ltd. (a)	9,264	208,500
Calbee, Inc. (a)	3,900	342,879
Ezaki Glico Co., Ltd. (a)	17,000	211,080
Fuji Oil Co., Ltd. (a)	13,700	191,765
Fujicco Co., Ltd.	10,657	143,144
Hokuto Corp. (a)	10,221	217,032
Marudai Food Co., Ltd. (a)	82,417	306,151
Maruha Nichiro Holdings, Inc.	94,000	152,236
Megmilk Snow Brand Co., Ltd. (a)	14,500	257,757
Mitsui Sugar Co., Ltd.	36,497	121,969
Morinaga Milk Industry Co., Ltd.	43,000	147,018
Nakamuraya Co., Ltd. (a)	41,952	222,701
Nichirei Corp. (a)	46,000	252,468
Nippon Suisan Kaisha, Ltd. (a)	52,475	113,314
Riken Vitamin Co., Ltd.	5,080	142,344

		3,030,358

GAS UTILITIES — 0.3%
Shizuoka Gas Co., Ltd.	30,319	222,911

HEALTH CARE EQUIPMENT & SUPPLIES — 1.6%
Asahi Intecc Co., Ltd. (a)	3,900	124,319
Fukuda Denshi Co., Ltd.	6,486	208,419
Nakanishi, Inc.	1,747	188,398
Nihon Kohden Corp.	7,300	254,186
Nipro Corp. (a)	17,200	110,761
Paramount Bed Holdings Co., Ltd. (a)	4,500	148,361

		1,034,444

HEALTH CARE PROVIDERS & SERVICES — 0.8%
Message Co., Ltd. (a)	60	218,252
Ship Healthcare Holdings, Inc. (a)	9,200	294,684

		512,936

HEALTH CARE TECHNOLOGY — 0.4%
M3, Inc. (a)	141	268,770

HOTELS, RESTAURANTS & LEISURE — 2.9%
Accordia Golf Co., Ltd.	289	186,104
Doutor Nichires Holdings Co., Ltd.	11,575	145,952
MOS Food Services, Inc. (a)	14,314	284,072
Ohsho Food Service Corp.	7,700	191,015
PGM Holdings K. K. (a)	135	103,766
Round One Corp. (a)	10,200	49,296
Tokyo Dome Corp. (b)	47,085	154,328
Umenohana Co., Ltd. (a)	202	459,563
Zensho Co., Ltd. (a)	21,246	271,719

		1,845,815

HOUSEHOLD DURABLES — 2.6%
Arnest One Corp.	14,600	225,944
Chofu Seisakusho Co., Ltd. (a)	10,400	252,915
Clarion Co., Ltd. (a)(b)	35,000	55,784
Foster Electric Co., Ltd.	7,200	110,962
France Bed Holdings Co., Ltd. (a)	118,734	256,392
Funai Electric Co., Ltd. (a)	7,300	103,307
Haseko Corp. (b)	220,000	141,388
JVC Kenwood Holdings, Inc. (a)	13,300	47,866
Misawa Homes Holdings, Inc.	14,566	221,486
Token Corp.	6,090	259,099

		1,675,143

HOUSEHOLD PRODUCTS — 0.3%
Pigeon Corp.	4,400	201,902

INDUSTRIAL CONGLOMERATES — 0.2%
Katakura Industries Co., Ltd.	12,580	117,553

INTERNET & CATALOG RETAIL — 0.5%
Senshukai Co., Ltd.	24,624	163,000
Start Today Co. Ltd. (a)	10,900	156,915

		319,915

INTERNET SOFTWARE & SERVICES — 1.1%
Access Co., Ltd. (b)	158	129,568
GMO Internet, Inc. (a)	22,600	153,959
Internet Initiative Japan, Inc. (a)	9,200	251,758
Zappallas, Inc. (a)	220	196,530

		731,815

IT SERVICES — 2.2%
Digital Garage, Inc. (a)	38	67,355
Future Architect, Inc.	722	278,220
Ines Corp.	28,060	173,121
IT Holdings Corp.	14,637	190,770
Obic Co., Ltd. (a)	1,501	315,827
Otsuka Corp.	2,700	242,931
SCSK Corp. (a)	3,200	56,514
Transcosmos, Inc.	8,767	111,898

		1,436,636

LEISURE EQUIPMENT & PRODUCTS — 1.0%
Fields Corp. (a)	7,400	104,627
Heiwa Corp. (a)	14,200	239,101
Roland Corp.	11,476	79,801
Tomy Co., Ltd. (a)	16,000	89,460
Universal Entertainment Corp. (a)	5,000	101,735

		614,724

LIFE SCIENCES TOOLS & SERVICES — 0.4%
EPS Corp. (a)	78	224,075

MACHINERY — 6.0%
Asahi Diamond Industrial Co., Ltd. (a)	15,742	177,654
CKD Corp. (a)	13,205	75,360
Daifuku Co., Ltd. (a)	23,681	119,014
Fuji Machine Manufacturing Co., Ltd.	7,371	99,480
Furukawa Co., Ltd. (a)(b)	91,280	84,475
Hitachi Zosen Corp.	182,226	210,801
Hoshizaki Electric Co., Ltd.	7,600	221,650
Iseki & Co., Ltd. (a)	29,000	70,823
Juki Corp. (a)	34,450	43,837
Kitz Corp.	19,902	85,696
Komori Corp.	12,240	63,245
Kyokuto Kaihatsu Kogyo Co., Ltd. (a)	30,140	252,975
Makino Milling Machine Co., Ltd. (a)	20,739	93,832
Meidensha Corp.	32,000	111,054
Miura Co., Ltd.	6,700	162,764
Mori Seiki Co., Ltd. (a)	15,600	99,856
Nachi-Fujikoshi Corp.	55,418	160,983
Namura Shipbuilding Co., Ltd.	16,000	49,769
Nippon Sharyo, Ltd.	23,970	84,419

See accompanying notes to financial statements.

SPDR Russell/Nomura Small Cap Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Nippon Thompson Co., Ltd. (a)	17,511	$59,420
Nitto Kohki Co., Ltd. (a)	7,700	182,603
OKUMA Corp. (a)	20,192	119,647
OSG Corp. (a)	16,100	224,324
Ryobi, Ltd. (a)	26,723	57,705
Shima Seiki Manufacturing, Ltd. (a)	14,100	203,888
Sintokogio, Ltd. (a)	15,019	103,666
Tadano, Ltd. (a)	27,913	212,038
Toshiba Machine Co., Ltd. (a)	31,009	120,369
Tsubakimoto Chain Co. (a)	32,124	186,633
Union Tool Co.	7,532	120,435

		3,858,415

MARINE — 0.1%
Iino Kaiun Kaisha, Ltd. (a)	27,206	93,717

MEDIA — 2.7%
Asatsu-DK, Inc. (a)	5,100	130,974
Avex Group Holdings, Inc.	9,192	189,747
Daiichikosho Co., Ltd. (a)	13,381	322,486
Kadokawa Group Holdings, Inc. (a)	4,187	124,265
Shochiku Co., Ltd. (a)	29,243	292,054
SKY Perfect JSAT Holdings, Inc.	333	150,449
Tokyo Broadcasting System Holdings, Inc.	13,100	137,567
TV Asahi Corp.	18,400	275,290
Zenrin Co., Ltd.	10,024	134,255

		1,757,087

METALS & MINING — 2.8%
Aichi Steel Corp. (a)	27,000	111,054
Asahi Holdings, Inc. (a)	5,700	96,123
Godo Steel, Ltd.	27,440	45,498
Kyoei Steel, Ltd. (a)	6,000	106,350
Maruichi Steel Tube, Ltd. (a)	13,600	291,928
Nakayama Steel Works, Ltd. (b)	51,212	26,330
Nippon Denko Co., Ltd.	35,000	89,524
Nippon Yakin Kogyo Co., Ltd. (b)	24,000	21,594
Nisshin Steel Co., Ltd. (a)	106,000	114,447
OSAKA Titanium Technologies Co. (a)	4,700	98,047
Sanyo Special Steel Co., Ltd. (a)	30,750	95,649
Sumitomo Light Metal Industries, Ltd. (a)	121,135	105,876
Toho Titanium Co., Ltd. (a)	8,700	80,179
Toho Zinc Co., Ltd. (a)	25,796	90,850
Tokyo Rope Manufacturing Co., Ltd. (a)	42,654	51,536
Tokyo Steel Manufacturing Co., Ltd. (a)	15,100	51,045
Yamato Kogyo Co., Ltd. (a)	11,400	337,458

		1,813,488

MULTILINE RETAIL — 1.5%
H2O Retailing Corp. (a)	32,107	368,116
Matsuya Co., Ltd. (a)(b)	8,808	98,835
Parco Co., Ltd.	18,125	194,762
Ryohin Keikaku Co., Ltd.	5,300	335,849

		997,562

OFFICE ELECTRONICS — 0.1%
Riso Kagaku Corp.	4,747	83,713

OIL, GAS & CONSUMABLE FUELS — 0.3%
Itochu Enex Co., Ltd. (a)	30,104	161,354

PAPER & FOREST PRODUCTS — 0.2%
Daio Paper Corp. (a)	23,940	149,240

PERSONAL PRODUCTS — 1.4%
Dr Ci:Labo Co., Ltd. (a)	40	135,270
Fancl Corp. (a)	10,500	124,030
Mandom Corp.	9,145	240,497
Milbon Co., Ltd.	6,800	228,910
Unihair Co., Ltd. (a)(b)	11,104	152,430

		881,137

PHARMACEUTICALS — 2.5%
Kaken Pharmaceutical Co., Ltd. (a)	26,428	396,080
Mochida Pharmaceutical Co., Ltd. (a)	24,483	303,992
Nichi-iko Pharmaceutical Co., Ltd.	8,065	190,533
Rohto Pharmaceutical Co., Ltd. (a)	20,493	310,556
Torii Pharmaceutical Co., Ltd. (a)	8,700	190,215
Towa Pharmaceutical Co., Ltd. (a)	3,400	228,123

		1,619,499

PROFESSIONAL SERVICES — 0.7%
Meitic Corp. (a)	9,044	206,687
Nihon M&A Center, Inc.	4,400	127,985
Pasona Group, Inc.	192	125,861

		460,533

REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.9%
Daibiru Corp.	17,726	147,185
Daikyo, Inc.	46,352	117,369
Goldcrest Co., Ltd. (a)	4,609	71,564
Heiwa Real Estate Co., Ltd.	8,651	99,965
Hulic Co., Ltd. (a)(b)	10,198	61,870
K.K. daVinci Holdings (c)	262	0
Kenedix, Inc. (a)(b)	974	113,800
Leopalace21 Corp. (b)	27,100	81,857
NTT Urban Development Corp. (a)	446	363,450
Suruga Corp. (c)(d)	10,689	0
TOC Co., Ltd. (a)	32,200	173,003

		1,230,063

ROAD & RAIL — 1.4%
Hamakyorex Co., Ltd.	5,000	157,584
Hitachi Transport System, Ltd. (a)	13,200	222,262
Kobe Electric Railway Co., Ltd. (b)	42,500	123,458
Sankyu, Inc.	56,830	215,486
Seino Holdings Co., Ltd. (a)	26,000	165,424

		884,214

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.9%
Ferrotec Corp. (a)	8,500	33,104
Micronics Japan Co., Ltd. (b)	4,300	11,165
Renesas Electronics Corp. (a)(b)	5,600	21,594
Shinko Electric Industries Co., Ltd. (a)	10,200	64,635
Sumco Corp. (a)(b)	22,800	154,149
Tokyo Seimitsu Co., Ltd.	11,100	154,515

See accompanying notes to financial statements.

SPDR Russell/Nomura Small Cap Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Ulvac, Inc. (a)(b)	16,902	$128,394

		567,556

SOFTWARE — 1.2%
DTS Corp.	12,132	166,074
Dwango Co., Ltd. (a)	53	80,318
Fuji Soft, Inc.	9,674	203,552
NSD Co., Ltd. (a)	13,678	133,967
Square Enix Holdings Co., Ltd. (a)	13,900	212,788

		796,699

SPECIALTY RETAIL — 4.2%
ABC-Mart, Inc. (a)	5,100	226,157
Aoyama Trading Co., Ltd.	14,700	281,907
Autobacs Seven Co., Ltd. (a)	6,988	317,514
Bic Camera, Inc. (a)	391	199,018
Chiyoda Co., Ltd.	11,913	328,297
DCM Japan Holdings Co., Ltd. (a)	20,800	139,023
EDION Corp. (a)	14,850	65,852
Geo Holdings Corp. (a)	137	157,427
Kohnan Shoji Co., Ltd. (a)	13,000	154,062
Komeri Co., Ltd.	6,830	174,525
Nishimatsuya Chain Co., Ltd. (a)	12,066	100,964
Point, Inc. (a)	5,010	181,274
United Arrows, Ltd. (a)	5,029	134,839
Village Vanguard Co., Ltd. (a)	91	82,110
Xebio Co., Ltd.	7,361	153,559

		2,696,528

TEXTILES, APPAREL & LUXURY GOODS — 2.6%
Atsugi Co., Ltd. (a)	167,470	193,731
Daidoh, Ltd. (a)	19,511	122,634
Gunze, Ltd.	49,348	127,493
Onward Holdings Co., Ltd.	26,000	207,866
Sanyo Shokai, Ltd.	51,516	161,567
Seiko Holdings Corp. (b)	21,649	58,992
The Japan Wool Textile Co., Ltd.	28,170	211,456
Toyobo Co., Ltd. (a)	132,000	157,789
Unitika, Ltd. (b)	144,084	70,375
Wacoal Holdings Corp. (a)	32,000	386,633

		1,698,536

TRADING COMPANIES & DISTRIBUTORS — 2.5%
Hanwa Co., Ltd. (a)	59,032	205,626
Inaba Denki Sangyo Co., Ltd.	9,063	260,707
Inabata & Co., Ltd.	27,575	179,344
Iwatani Corp.	88,422	322,774
Kuroda Electric Co., Ltd.	6,700	81,899
Nichiden Corp.	8,000	222,005
Okaya & Co., Ltd.	10,905	124,048
Trusco Nakayama Corp.	10,900	199,506

		1,595,909

TRANSPORTATION INFRASTRUCTURE — 0.8%
Japan Airport Terminal Co., Ltd. (a)	11,448	136,552
Mitsui-Soko Co., Ltd. (a)	41,686	142,526
The Sumitomo Warehouse Co., Ltd.	49,563	228,703

		507,781

WIRELESS TELECOMMUNICATION SERVICES — 0.1%
eAccess, Ltd. (a)	469	90,847

TOTAL COMMON STOCKS —
(Cost $81,570,668)		62,592,372

SHORT TERM INVESTMENTS — 24.0%
UNITED STATES — 24.0%
MONEY MARKET FUNDS — 24.0%
State Street Navigator Securities Lending Prime Portfolio (e)(f)	15,172,472	15,172,472
State Street Institutional Liquid Reserves Fund 0.21% (f)(g)	332,216	332,216

TOTAL SHORT TERM INVESTMENTS —
(Cost $15,504,688)		15,504,688

TOTAL INVESTMENTS — 121.0%
(Cost $97,075,356)		78,097,060
OTHER ASSETS & LIABILITIES — (21.0)%		(13,533,781)

NET ASSETS — 100.0%		$64,563,279

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs. (Note 2)
(d)	Company has filed for insolvency.
(e)	Investments of cash collateral for securities loaned.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

SPDR S&P International Dividend ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.4%
AUSTRALIA — 13.9%
ASX, Ltd.	15,867	$487,908
Australia & New Zealand Banking Group, Ltd.	23,001	591,989
Bendigo and Adelaide Bank, Ltd. (a)	1,079,078	8,617,982
Commonwealth Bank of Australia	9,688	561,858
David Jones, Ltd. (a)	3,928,899	10,255,011
DUET Group (a)	3,900,188	8,273,842
Metcash, Ltd. (a)	4,598,763	16,929,177
Monadelphous Group, Ltd.	22,906	469,253
OZ Minerals, Ltd.	1,643,155	11,533,838
Seven West Media, Ltd. (a)	6,118,086	7,221,094
Sonic Healthcare, Ltd.	34,625	487,888
Tatts Group, Ltd.	4,208,807	11,860,960
Telstra Corp., Ltd.	7,168,060	29,219,935
UGL, Ltd. (a)	38,168	415,564
Westpac Banking Corp.	1,239,185	32,022,415

		138,948,714

BELGIUM — 0.1%
Belgacom SA	15,900	485,814
Groupe Bruxelles Lambert SA	7,347	545,848

		1,031,662

BERMUDA — 3.0%
Catlin Group, Ltd.	66,609	511,663
Seadrill, Ltd.	759,657	29,684,054

		30,195,717

BRAZIL — 1.9%
Companhia Energetica de Minas Gerais ADR	1,509,673	18,297,237
Vale SA Preference Shares ADR	23,270	403,967

		18,701,204

CANADA — 1.6%
Bell Aliant, Inc. (a)	17,230	477,876
Pembina Pipeline Corp. (a)	18,361	515,030
PetroBakken Energy, Ltd. (Class A) (a)	1,050,489	14,893,360

		15,886,266

CHINA — 1.2%
Bank of China, Ltd.	1,264,000	480,934
BOC Hong Kong Holdings, Ltd.	144,500	459,411
Dongyue Group (a)	25,377,000	11,292,123
Soho China, Ltd. (a)	567,500	351,336

		12,583,804

CZECH REPUBLIC — 1.9%
CEZ AS	466,234	17,373,761
Komercni Banka AS	3,544	706,185
Telefonica O2 Czech Republic AS (a)	27,723	559,775

		18,639,721

DENMARK — 1.6%
TDC A/S	2,169,014	15,818,612

FINLAND — 4.3%
Elisa Oyj	237,319	5,370,417
Fortum Oyj	24,844	458,013
Orion OYJ (Class B) (a)	404,247	8,659,059
Stora Enso Oyj	74,009	460,257
UPM-Kymmene Oyj	2,471,103	27,959,947

		42,907,693

FRANCE — 10.4%
CNP Assurances	647,963	8,473,586
Fonciere Des Regions	103,802	7,812,162
France Telecom SA	2,107,361	25,451,986
Neopost SA (a)	203,738	11,262,818
Peugeot SA (a)(b)	3,517,143	27,827,539
Suez Environnement Co. (a)	2,040,661	23,152,605

		103,980,696

GERMANY — 4.3%
Deutsche Telekom AG	2,484,380	30,603,173
Freenet AG (a)	642,021	10,489,689
Hannover Rueckversicherung AG	7,825	500,575
ProSiebenSat.1 Media AG Preference Shares	26,771	675,214
RWE AG	14,562	652,224

		42,920,875

HONG KONG — 0.1%
Fushan International Energy Group, Ltd. (a)	1,716,000	464,786
Hang Seng Bank, Ltd. (a)	34,200	524,474

		989,260

INDONESIA — 0.9%
Indo Tambangraya Megah Tbk PT	2,100,500	9,251,418

ISRAEL — 2.2%
Bezeq The Israeli Telecommunication Corp., Ltd.	19,390,460	22,489,572

ITALY — 6.3%
Atlantia SpA	2,215,903	34,437,160
Terna Rete Elettrica Nationale SpA	7,776,393	29,012,547

		63,449,707

LUXEMBOURG — 1.1%
Oriflame Cosmetics SA SDR (a)	300,743	10,315,881
SES	22,037	600,040

		10,915,921

NETHERLANDS — 5.6%
Corio NV	469,866	19,999,301
Eurocommercial Properties NV	118,274	4,487,182
Koninklijke (Royal) KPN NV	3,081,303	23,570,510
Wereldhave NV	141,889	7,898,512

		55,955,505

NORWAY — 0.7%
Gjensidige Forsikring ASA	493,787	6,852,882

PHILIPPINES — 0.1%
Philippine Long Distance Telephone Co.	5,275	352,046
Philippine Long Distance Telephone Co. ADR	2,603	171,824

		523,870

See accompanying notes to financial statements.

SPDR S&P International Dividend ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

PORTUGAL — 1.9%
EDP — Energias de Portugal SA	6,833,815	$18,831,822

SINGAPORE — 3.7%
Ascendas REIT	290,000	569,740
Keppel Land, Ltd. (a)	173,000	500,652
SembCorp Marine, Ltd. (a)	167,000	676,604
Singapore Telecommunications, Ltd.	169,846	443,065
Straits Asia Resources, Ltd. (a)	12,140,000	18,506,399
STX OSV Holdings, Ltd.	6,926,000	9,174,819
Suntec REIT (a)	5,658,000	6,849,376

		36,720,655

SOUTH AFRICA — 2.7%
African Bank Investments, Ltd.	118,186	473,394
Kumba Iron Ore, Ltd. (a)	430,076	26,213,779
Vodacom Group, Ltd.	44,658	552,600

		27,239,773

SOUTH KOREA — 0.1%
KT Corp. ADR	34,187	534,685

SPAIN — 16.5%
ACS, Actividades de Construccion y Servicios SA (a)	1,521,811	31,383,682
Enagas	1,337,796	26,418,486
Ferrovial SA (a)	43,286	563,835
Iberdrola SA	3,368	15,287
Indra Sistemas SA (a)	1,739,055	16,869,194
Mapfre SA (a)	10,083,630	27,657,553
Red Electrica Corporacion SA	662,742	31,457,316
Telefonica SA	2,288,402	30,544,293

		164,909,646

SWEDEN — 3.3%
Skanska AB (Class B)	29,843	483,835
Tele2 AB (Class B)	1,760,784	32,011,325
TeliaSonera AB	77,629	559,787

		33,054,947

TAIWAN — 0.8%
Chunghwa Telecom Co., Ltd. ADR (a)	15,362	487,743
United Microelectronics Corp. ADR	3,806,614	7,803,559

		8,291,302

TURKEY — 3.3%
Eregli Demir ve Celik Fabrikalari TAS	484,616	596,459
Tupras-Turkiye Petrol Rafinerileri AS	961,855	21,962,606
Turk Telekomunikasyon AS	2,729,597	10,884,336

		33,443,401

UNITED KINGDOM — 5.9%
Admiral Group PLC	731,000	12,429,805
AstraZeneca PLC	10,739	512,436
Aviva PLC	6,128,993	31,542,038
BAE Systems PLC	107,139	562,449
British American Tobacco PLC	50	2,567
Carillion PLC	110,512	483,612
FirstGroup PLC	2,780,550	10,776,073
Home Retail Group PLC (a)	418,892	602,696
National Grid PLC	55,467	611,750
Scottish & Southern Energy PLC	24,373	547,856
Tui Travel PLC	169,228	639,723
Vodafone Group PLC	184,039	522,305

		59,233,310

TOTAL COMMON STOCKS —
(Cost $1,018,517,405)		994,302,640

SHORT TERM INVESTMENTS — 10.6%
UNITED STATES — 10.6%
MONEY MARKET FUNDS — 10.6%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	94,354,018	94,354,018
State Street Institutional Liquid Reserves Fund 0.21% (d)(e)	12,374,746	12,374,746

TOTAL SHORT TERM INVESTMENTS —
(Cost $106,728,764)		106,728,764

TOTAL INVESTMENTS — 110.0%
(Cost $1,125,246,169)		1,101,031,404
OTHER ASSETS & LIABILITIES — (10.0)%		(100,509,552)

NET ASSETS — 100.0%		$1,000,521,852

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
PLC = Public Limited Company
REIT = Real Estate Investment Trust
SDR = Swedish Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P International Mid Cap ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.2%
AUSTRALIA — 7.4%
ALS Ltd/Queensland	18,065	$161,370
Ansell, Ltd.	2,509	41,876
APA Group (a)	11,816	58,243
Asciano Group	23,830	108,292
Bank of Queensland, Ltd.	5,698	44,914
Bendigo and Adelaide Bank, Ltd. (a)	7,983	63,756
Boral, Ltd. (a)	45,460	181,532
Caltex Australia, Ltd.	4,741	81,496
Centro Retail Australia REIT	26,174	56,886
Challenger Financial Services Group, Ltd.	10,268	34,916
Cochlear, Ltd. (a)	1,919	134,002
Commonwealth Property Office Fund (a)	97,650	105,100
Computershare, Ltd.	8,862	76,489
Dexus Property Group	222,282	219,594
DUET Group	19,206	40,744
Echo Entertainment Group, Ltd. (a)	17,475	69,600
GrainCorp, Ltd.	4,014	37,400
Harvey Norman Holdings, Ltd. (a)	38,410	77,489
Iluka Resources, Ltd.	7,622	78,706
Lend Lease Group (a)	13,263	108,269
Metcash, Ltd. (a)	47,893	176,306
Mirvac Group	86,962	129,317
OZ Minerals, Ltd.	7,416	52,055
Regis Resources, Ltd. (b)	6,775	40,229
Seek, Ltd.	6,040	42,899
SP AusNet	30,079	32,687
Spark Infrastructure Group (c)	22,013	37,313
TABCORP Holdings, Ltd.	16,061	46,097
Tatts Group, Ltd.	37,183	104,786
Toll Holdings, Ltd. (a)	18,891	86,633
Treasury Wine Estates, Ltd.	11,773	61,581
Washington H Soul Pattinson & Co., Ltd.	2,546	34,975
Whitehaven Coal Ltd.	11,052	32,985

		2,658,537

AUSTRIA — 0.7%
IMMOFINANZ AG (b)	26,484	96,184
Telekom Austria AG	14,150	100,122
Voestalpine AG	1,978	59,266

		255,572

BELGIUM — 0.8%
Ackermans & van haaren NV	2,078	167,298
Delhaize Group	1,843	71,237
Telenet Group Holding NV	1,353	60,661

		299,196

BERMUDA — 0.9%
Catlin Group, Ltd.	19,628	150,774
Hiscox, Ltd.	16,563	129,985
Lancashire Holdings, Ltd.	3,003	39,934

		320,693

CANADA — 10.4%
Aimia, Inc.	7,694	115,259
Alamos Gold, Inc.	4,914	95,438
AltaGas, Ltd.	1,900	65,171
Astral Media, Inc.	1,000	48,966
ATCO, Ltd. (Class I)	1,576	123,331
Bonavista Energy Corp. (a)	3,491	61,876
CAE, Inc.	5,499	58,849
Canadian Western Bank	3,338	101,638
Detour Gold Corp. (b)	3,060	85,305
Dollarama, Inc.	1,300	82,906
Dundee Real Estate Investment Trust	900	34,447
Emera, Inc.	2,806	98,928
Empire Co., Ltd.	1,668	100,322
Enerplus Corp.	3,600	59,637
Ensign Energy Services, Inc.	2,300	35,297
Finning International, Inc.	6,055	146,706
First Majestic Silver Corp. (b)	4,080	94,624
Gibson Energy, Inc.	1,855	43,418
Gildan Activewear, Inc.	4,155	131,624
H&R REIT	1,696	43,419
IAMGOLD Corp.	6,800	107,741
Industrial Alliance Insurance & Financial Services, Inc.	834	23,767
Inmet Mining Corp.	2,052	97,454
Keyera Corp. (a)	2,596	125,691
Lundin Mining Corp. (b)	14,265	72,778
Methanex Corp.	5,378	153,314
New Gold, Inc. (b)	8,400	102,871
Onex Corp.	5,933	233,955
Open Text Corp. (b)	1,112	61,265
Osisko Mining Corp. (b)	7,100	70,282
Pan American Silver Corp. (a)	2,642	56,602
Pengrowth Energy Corp. (a)	9,244	62,287
Peyto Exploration & Development Corp. (a)	7,046	173,438
Precision Drilling Corp. (b)	10,754	84,484
Progressive Waste Solutions, Ltd. (a)	4,358	89,689
Research In Motion, Ltd. (b)	7,600	58,084
Ritchie Bros Auctioneers, Inc.	1,700	32,671
ShawCor, Ltd. (Class A)	1,100	47,714
Sino-Forest Corp. (a)(b)(d)	6,631	0
Tahoe Resources, Inc. (b)	1,500	30,520
TMX Group, Ltd. (b)	248	12,673
Tourmaline Oil Corp. (a)(b)	2,546	79,411
TransAlta Corp.	4,618	70,635
Veresen, Inc. (a)	7,206	94,400
Vermilion Energy, Inc. (a)	2,184	102,547
West Fraser Timber Co., Ltd.	600	34,112
Westjet Airlines Ltd.	2,338	41,464

		3,747,010

CHINA — 0.3%
ENN Energy Holdings, Ltd.	16,000	67,378
Techtronic Industries Co., Ltd.	25,500	46,506

		113,884

DENMARK — 1.5%
Chr Hansen Holding A/S	1,874	56,531
DSV A/S	11,607	261,201
FLSmidth & Co. A/S	884	51,335
GN Store Nord A/S	3,561	54,847
Jyske Bank A/S (b)	1,322	39,332
Topdanmark A/S (b)	182	35,680

See accompanying notes to financial statements.

SPDR S&P International Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

William Demant Holding (b)	250	$22,435

		521,361

FINLAND — 1.4%
Elisa Oyj	7,509	169,925
Kesko Oyj (Class B)	928	26,325
Neste Oil Oyj (a)	841	11,036
Orion OYJ (Class B) (a)	8,325	178,323
Outotec Oyj	789	37,506
Pohjola Bank PLC	4,616	60,810
YIT Oyj (a)	1,239	23,798

		507,723

FRANCE — 3.8%
Alcatel-Lucent (b)	42,570	47,044
Atos Origin SA	3,111	217,085
CFAO	667	31,981
Compagnie Generale de Geophysique-Veritas (a)(b)	3,100	97,710
Eiffage SA (a)	435	14,293
Euler Hermes SA	264	17,481
Eurazeo	596	27,335
Fonciere Des Regions	658	49,521
Groupe Eurotunnel SA	10,739	75,738
ICADE	423	34,502
Imerys SA	435	25,553
Ingenico SA	743	38,235
JCDecaux SA (a)	1,243	28,240
Lagardere SCA	2,482	67,869
Peugeot SA (a)(b)	4,406	34,860
SCOR SE	8,246	212,859
SEB SA	484	33,574
Valeo SA	4,836	223,974
Wendel	924	78,099

		1,355,953

GERMANY — 2.7%
Aurubis AG	626	36,523
Axel Springer AG	755	32,752
Bilfinger Berger AG	2,544	225,172
Celesio AG	495	8,836
Deutsche Wohnen AG	2,696	47,413
MTU Aero Engines Holding AG	1,033	82,595
Rational AG	60	15,056
Rhoen-Klinikum AG	6,155	121,310
Salzgitter AG	870	33,650
SGL Carbon AG (a)	1,870	75,036
Software AG	1,305	47,042
Symrise AG	1,739	58,951
United Internet AG (a)	7,656	156,311
Wirecard AG	1,927	44,301

		984,948

GREECE — 0.1%
OPAP SA	6,563	33,773

HONG KONG — 2.0%
ASM Pacific Technology, Ltd. (a)	3,000	35,501
Chinese Estates Holdings, Ltd.	21,623	30,678
Esprit Holdings, Ltd. (a)	45,084	69,313
First Pacific, Co., Ltd.	54,000	58,713
Fosun International	62,000	29,748
Hopewell Holdings	35,500	122,710
Hysan Development Co., Ltd.	31,827	144,906
PCCW, Ltd.	108,000	44,157
Television Broadcasts, Ltd.	8,000	59,124
VTech Holdings, Ltd. (a)	2,500	30,632
Wing Hang Bank, Ltd.	2,071	19,446
Yue Yuen Industrial Holdings, Ltd.	25,000	84,158

		729,086

IRELAND — 1.1%
DCC PLC	1,239	35,705
Dragon Oil PLC	8,798	85,003
James Hardie Industries SE	5,767	52,175
Paddy Power PLC	1,937	143,860
The Governor & Co. of the Bank of Ireland (b)	469,082	58,537

		375,280

ISRAEL — 0.6%
Bank Hapoalim BM (b)	19,357	68,833
Bank Leumi Le-Israel BM (b)	22,707	63,380
Bezeq The Israeli Telecommunication Corp., Ltd.	34,618	40,151
Mellanox Technologies, Ltd. (b)	554	57,335

		229,699

ITALY — 1.6%
Banca Monte dei Paschi di Siena SpA (b)	133,572	38,767
Banco Popolare Societa Cooperativa (b)	70,097	105,059
Davide Campari-Milano SpA	7,180	56,531
Finmeccanica SpA (a)(b)	14,408	68,509
Mediaset SpA	38,237	71,869
Mediobanca SpA	9,189	49,154
Mediolanum SpA (a)	2,852	12,292
Prysmian SpA	3,358	59,963
UBI Banca ScPA	29,520	109,223

		571,367

JAPAN — 28.8%
Advance Residence Investment Corp.	45	94,974
Advantest Corp. (a)	4,700	61,317
Aeon Mall Co., Ltd. (a)	1,000	24,550
Air Water, Inc.	3,000	36,864
Alfresa Holdings Corp.	1,000	49,550
Aozora Bank, Ltd. (a)	26,000	79,871
Asics Corp.	6,300	85,269
Brother Industries, Ltd. (a)	3,000	27,918
Casio Computer Co., Ltd. (a)	5,200	36,961
Chiyoda Corp.	3,000	46,812
Credit Saison Co., Ltd. (a)	8,100	196,461
Daicel Chemical Industries, Ltd.	6,000	36,093
Daido Steel Co., Ltd. (a)	5,000	23,329
Dainippon Sumitomo Pharma Co., Ltd.	3,200	35,290
DeNA Co., Ltd. (a)	1,900	63,301
Don Quijote Co., Ltd.	1,000	38,625
Dowa Holdings Co., Ltd.	6,000	41,722
Electric Power Development Co., Ltd. (a)	3,200	84,483
FamilyMart Co., Ltd.	1,200	59,229
Fukuoka Financial Group, Inc. (a)	47,000	191,504
Gree, Inc.	1,800	33,062

See accompanying notes to financial statements.

SPDR S&P International Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Hamamatsu Photonics K.K. (a)	1,000	$34,460
Hino Motors, Ltd.	5,000	32,841
Hirose Electric Co., Ltd. (a)	2,200	247,429
Hitachi Construction Machinery Co., Ltd. (a)	2,500	40,585
Hitachi Metals, Ltd. (a)	3,000	26,838
Hokuhoku Financial Group, Inc.	73,000	113,535
Hokuriku Electric Power Co. (a)	4,900	59,644
Ibiden Co., Ltd. (a)	2,500	36,665
Idemitsu Kosan Co., Ltd. (a)	2,000	164,524
IHI Corp. (a)	22,000	49,203
Isetan Mitsukoshi Holdings, Ltd. (a)	15,700	164,265
J Front Retailing Co., Ltd. (a)	30,000	168,895
Japan Prime Realty Investment Corp.	15	45,347
Japan Retail Fund Investment Corp. (a)	63	112,963
JSR Corp. (a)	3,000	49,357
JTEKT Corp. (a)	2,500	19,826
Kajima Corp. (a)	55,000	150,578
Kamigumi Co., Ltd.	5,000	41,517
Kansai Paint Co., Ltd.	5,000	55,591
Kawasaki Heavy Industries, Ltd. (a)	27,000	53,792
Keihan Electric Railway Co., Ltd.	10,000	47,815
Keisei Electric Railway Co., Ltd.	6,000	54,370
Kewpie Corp.	2,300	38,609
Kikkoman Corp.	4,000	54,859
Kobe Steel, Ltd.	57,000	45,424
Konami Corp. (a)	3,800	86,599
Konica Minolta Holdings, Inc. (a)	11,000	84,833
Kuraray Co., Ltd.	6,400	72,967
Kurita Water Industries, Ltd. (a)	4,700	104,451
Kyushu Electric Power Co., Inc.	8,700	72,015
Marui Group Co., Ltd. (a)	23,700	168,459
Mazda Motor Corp. (a)(b)	55,000	64,332
McDonald’s Holdings Co. (Japan), Ltd. (a)	1,200	34,288
Medipal Holdings Corp.	10,300	142,188
MEIJI Holdings Co., Ltd. (a)	1,000	49,807
Miraca Holdings, Inc.	1,100	49,557
MISUMI Group, Inc.	1,600	39,774
Mitsubishi Gas Chemical Co., Inc. (a)	26,000	131,003
Mitsubishi Logistics Corp.	3,000	35,823
Mitsubishi Materials Corp.	32,000	101,183
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,070	45,248
Mitsui Chemicals, Inc. (a)	22,000	43,265
Mitsui OSK Lines, Ltd.	22,000	51,465
Nabtesco Corp.	2,100	38,680
Nagoya Railroad Co., Ltd.	16,000	43,805
Namco Bandai Holdings, Inc.	9,600	163,126
Nankai Electric Railway Co., Ltd.	10,000	45,501
NEC Corp. (a)(b)	48,000	76,504
NGK Insulators, Ltd. (a)	5,000	60,090
NGK Spark Plug Co., Ltd. (a)	4,000	42,211
NHK Spring Co., Ltd.	4,500	38,753
Nippon Electric Glass Co., Ltd. (a)	10,000	55,398
Nippon Express Co., Ltd. (a)	16,000	60,874
Nippon Meat Packers, Inc. (a)	4,000	51,517
Nippon Paint Co., Ltd. (a)	4,000	33,779
Nippon Shokubai Co., Ltd.	3,000	33,663
Nippon Yusen KK (a)	31,000	54,987
Nisshin Seifun Group, Inc.	4,000	49,357
Nissin Foods Holding Co., Ltd.	1,600	62,931
NOK Corp. (a)	2,200	35,319
Nomura Research Institute, Ltd. (a)	1,000	20,681
NSK, Ltd. (a)	6,000	34,936
Obayashi Corp. (a)	46,000	210,488
OJI Paper Co., Ltd.	18,000	55,064
Omron Corp.	4,000	77,121
Park24 Co., Ltd.	2,000	32,853
Rinnai Corp. (a)	1,300	97,249
Rohm Co., Ltd. (a)	1,800	60,802
Sankyo Co., Ltd. (a)	2,000	93,445
Sanrio Co., Ltd. (a)	2,000	71,902
Santen Pharmaceutical Co., Ltd.	2,200	101,517
Sekisui Chemical Co., Ltd.	13,000	105,103
Seven Bank, Ltd.	13,700	41,910
Sharp Corp. (a)	19,000	47,134
Shikoku Electric Power Co., Inc. (a)	3,900	44,163
Shimadzu Corp. (a)	5,000	35,154
Shimizu Corp. (a)	30,000	101,414
Shinsei Bank, Ltd.	84,000	109,049
Showa Denko K.K. (a)	73,000	116,350
Showa Shell Sekiyu K.K. (a)	17,400	92,591
Stanley Electric Co., Ltd. (a)	7,900	117,383
Sumitomo Chemical Co., Ltd.	30,000	76,735
Sumitomo Heavy Industries, Ltd.	9,000	30,887
Sumitomo Rubber Industries, Inc.	3,600	42,895
Suruga Bank, Ltd.	4,000	45,501
Suzuken Co., Ltd. (a)	2,500	83,387
Sysmex Corp.	1,900	91,703
Taiheiyo Cement Corp.	23,000	49,666
Taisei Corp. (a)	56,000	161,234
Taiyo Nippon Sanso Corp.	6,000	31,697
Takashimaya Co., Ltd. (a)	22,000	151,568
Teijin, Ltd.	18,000	44,190
The Bank of Kyoto, Ltd. (a)	22,000	186,915
The Chugoku Bank, Ltd. (a)	4,000	56,555
The Gunma Bank, Ltd.	30,000	153,085
The Hachijuni Bank, Ltd. (a)	29,000	161,401
The Hiroshima Bank, Ltd.	12,000	40,411
The Iyo Bank, Ltd. (a)	6,000	49,049
The Japan Steel Works, Ltd. (a)	5,000	27,956
The Joyo Bank, Ltd. (a)	47,000	230,771
The Tokyo Electric Power Co., Inc. (b)	29,600	48,699
The Yokohama Rubber Co., Ltd.	5,000	37,018
THK Co., Ltd. (a)	7,000	107,789
Toho Co., Ltd.	2,700	49,801
Toho Gas Co., Ltd. (a)	20,000	133,419
Tohoku Electric Power Co., Inc. (b)	9,200	74,262
Tokyu Land Corp. (a)	4,000	21,491
TonenGeneral Sekiyu K.K. (a)	5,000	43,509
Toppan Printing Co., Ltd.	12,000	69,871
TOTO, Ltd.	6,000	44,267
Toyo Seikan Kaisha, Ltd.	2,500	26,832
Toyo Suisan Kaisha, Ltd. (a)	2,000	50,180
Trend Micro, Inc. (a)	2,500	70,051
Tsumura & Co.	1,300	40,972
Ube Industries, Ltd. (a)	55,000	118,766

See accompanying notes to financial statements.

SPDR S&P International Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

United Urban Investment Corp.	81	$94,222
UNY Co., Ltd.	4,400	34,329
Yamaguchi Financial Group, Inc.	5,000	40,617
Yamaha Corp. (a)	10,300	95,851
Yamaha Motor Co., Ltd. (a)	5,700	49,967
Yamato Kogyo Co., Ltd.	1,000	29,602
Yamazaki Baking Co., Ltd.	3,000	40,296
Yokogawa Electric Corp.	4,200	48,694
Zeon Corp.	4,000	27,918

		10,360,207

LUXEMBOURG — 0.2%
Oriflame Cosmetics SA SDR (a)	2,388	81,912

NETHERLANDS — 1.5%
Corio NV	1,753	74,614
Delta Lloyd NV	2,565	39,153
Imtech NV	2,300	60,777
Koninklijke Boskalis Westminster NV	3,615	130,824
Nutreco NV	873	64,736
QIAGEN NV (b)	5,568	102,578
SBM Offshore NV (b)	5,177	73,862

		546,544

NEW ZEALAND — 0.7%
Auckland International Airport, Ltd.	18,758	40,826
Contact Energy, Ltd. (b)	10,846	47,572
Fletcher Building, Ltd.	24,848	143,869
Telecom Corporation of New Zealand, Ltd.	17,288	34,179

		266,446

NORWAY — 1.5%
Aker Solutions ASA	3,608	68,381
Marine Harvest (b)	63,501	51,357
Petroleum Geo-Services ASA	11,547	191,011
Schibsted ASA	1,467	56,120
TGS Nopec Geophysical Co. ASA	4,721	154,129

		520,998

PORTUGAL — 0.3% (e)
Banco Espirito Santo SA (b)	41,108	29,933
Portugal Telecom SGPS SA	13,747	68,036

		97,969

SINGAPORE — 2.3%
Ascendas REIT	21,000	41,257
CapitaCommercial Trust (a)	24,000	29,249
ComfortDelGro Corp. Ltd.	85,000	118,835
Flextronics International, Ltd. (a)(b)	19,916	119,496
Keppel Land, Ltd. (a)	11,096	32,111
Neptune Orient Lines, Ltd. (a)(b)	35,000	32,241
Olam International, Ltd. (a)	35,736	59,720
StarHub, Ltd. (a)	11,000	33,358
Suntec REIT (a)	129,000	156,163
UOL Group, Ltd.	41,000	191,514

		813,944

SOUTH KOREA — 6.2%
BS Financial Group, Inc.	4,790	51,717
Celltrion, Inc.	2,273	57,263
Cheil Communications, Inc.	1,870	39,792
Cheil Industries, Inc.	1,879	171,598
CJ CheilJedang Corp.	124	34,307
CJ Corp.	533	48,196
Daelim Industrial Co. Ltd.	907	77,445
Daewoo Engineering & Construction Co., Ltd. (b)	5,662	53,236
Daewoo International Corp.	1,359	51,478
Daewoo Securities Co., Ltd.	6,219	71,343
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	2,420	56,503
Dongbu Insurance Co., Ltd.	2,130	92,757
Doosan Corp.	533	65,940
Doosan Infracore Co., Ltd. (b)	2,690	45,986
GS Engineering & Construction Corp.	994	68,507
Hanwha Chemical Corp.	1,990	38,227
Hanwha Corp.	3,028	94,401
Hyundai Department Store Co., Ltd.	270	37,168
Hyundai Marine & Fire Insurance Co., Ltd.	1,290	40,159
Hyundai Merchant Marine Co., Ltd. (b)	2,266	54,335
Hyundai Mipo Dockyard Co., Ltd.	301	36,832
Hyundai Wia Corp.	280	47,237
Kangwon Land, Inc.	2,260	50,836
KCC Corp.	161	42,226
Korea Exchange Bank (b)	4,330	33,076
Korea Kumho Petrochemical Co., Ltd.	616	68,449
Korean Air Lines Co., Ltd. (b)	795	34,012
LG Uplus Corp.	5,060	33,144
LS Uplus Corp.	630	54,927
Mando Corp.	244	33,809
NCSoft Corp.	300	64,107
OCI Co., Ltd.	341	55,226
ORION Corp.	199	173,857
Samsung Card Co., Ltd.	880	31,711
Samsung Securities Co., Ltd.	1,743	82,177
Samsung Techwin Co., Ltd.	1,203	69,598
SK C&C Co., Ltd.	426	38,253
SK Networks Co., Ltd.	1,720	15,863
Woongjin Coway Co., Ltd.	910	25,177

		2,240,875

SPAIN — 1.5%
Acerinox SA (a)	3,103	34,834
Banco Popular Espanol SA	24,748	54,157
Bankia SA (b)	20,027	33,494
Bankinter SA (a)	6,703	29,104
Distribuidora Internacional de Alimentacion SA (b)	22,874	126,391
Ebro Puleva SA (a)	2,344	41,253
Enagas	2,304	45,499
Gestevision Telecinco SA (a)	3,228	17,525
International Consolidated Airlines Group SA (b)	11,515	27,706
Obrascon Huarte Lain SA	995	22,977
Prosegur Cia de Seguridad SA	4,950	22,671
Tecnicas Reunidas SA	584	27,182
Viscofan SA	823	37,714
Zardoya Otis SA	2,734	32,183

		552,690

See accompanying notes to financial statements.

SPDR S&P International Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

SWEDEN — 2.2%
Boliden AB	5,869	$98,017
Castellum AB	7,413	100,455
Elekta AB (Class B) (a)	8,436	111,616
Great Portland Estates PLC	5,784	42,114
Hakon Invest AB	995	17,179
Holmen AB	374	10,239
Husqvarna AB (Class B)	8,053	41,158
Lundbergforetagen AB	750	26,024
Meda AB (Class A)	4,817	48,820
Modern Times Group AB (Class B)	2,721	120,392
Ratos AB (Class B) (a)	3,476	30,722
Securitas AB (Class B)	7,015	52,725
SSAB AB	745	4,596
SSAB AB (Series A) (a)	6,119	43,555
Trelleborg AB (Class B)	4,433	49,931

		797,543

SWITZERLAND — 4.1%
Aryzta AG (b)	2,353	112,918
Baloise Holding AG	1,669	131,329
Banque Cantonale Vaudoise	103	53,429
Barry Callebaut AG	34	31,565
Basellandschaftliche Kantonalbank	16	20,685
Clariant AG (b)	7,542	89,801
Dufry Group (b)	382	45,809
Flughafen Zuerich AG	225	92,413
Galenica AG	180	106,682
GAM Holding AG (b)	5,100	66,477
Helvetia Holding AG	100	34,901
Lonza Group AG (b)	620	32,451
OC Oerlikon Corp AG	3,085	29,675
Panalpina Welttransport Holding AG	477	45,604
Pargesa Holding SA	517	34,272
PSP Swiss Property AG (b)	871	79,195
Sika AG	24	48,981
Sulzer AG	1,251	182,365
Swiss Life Holding AG (b)	512	60,963
Swiss Prime Site AG (b)	2,223	183,791

		1,483,306

UNITED KINGDOM — 14.6%
3i Group PLC	22,652	81,460
Aegis Group PLC	15,901	60,469
Afren PLC (b)	20,043	45,344
African Barrick Gold, Ltd.	1,117	8,023
Amlin PLC	13,053	85,050
Ashmore Group PLC	5,028	27,646
Ashtead Group PLC	9,266	48,449
Balfour Beatty PLC	33,396	163,779
Barratt Developments PLC (b)	17,967	49,177
Berkeley Group Holdings PLC (b)	4,790	108,753
Booker Group PLC	26,503	39,951
Cairn Energy PLC (b)	11,073	49,190
Capital & Counties Properties PLC	10,430	36,683
Capital Shopping Centres Group PLC	11,087	58,580
Cobham PLC	65,492	234,462
Cookson Group PLC	5,117	49,330
Daily Mail & General Trust PLC	1,987	15,449
Derwent London PLC	2,074	65,508
Drax Group PLC	16,536	135,381
DS Smith PLC	17,042	51,159
easyJet PLC	4,608	43,195
Halma PLC	6,962	47,656
Hargreaves Lansdown PLC	1,615	16,391
ICAP PLC	9,980	51,748
IG Group Holdings PLC	7,446	53,626
Imagination Technologies Group PLC (b)	3,739	28,679
IMI PLC	7,769	112,908
Inchcape PLC	21,335	123,888
Informa PLC	35,555	231,207
Inmarsat PLC	16,355	155,819
Invensys PLC	20,762	78,485
Investec PLC	22,899	141,401
John Wood Group PLC	8,355	108,405
Ladbrokes PLC	16,736	46,700
London Stock Exchange Group PLC	5,387	82,031
Lonmin PLC (a)	3,978	35,812
Man Group PLC	33,555	44,621
Meggitt PLC	14,218	90,666
Melrose PLC	23,012	90,001
Mondi PLC	7,046	71,681
Ophir Energy PLC (b)	5,846	57,396
Pennon Group PLC	20,936	244,259
Persimmon PLC	5,528	67,708
Premier Oil PLC (b)	10,620	61,548
Provident Financial PLC	5,600	124,159
Rentokil Initial PLC	37,795	49,619
Resolution, Ltd.	25,303	88,705
Rightmove PLC	4,781	121,055
Rotork PLC	1,590	58,103
Segro PLC	16,098	58,957
Serco Group PLC	27,325	255,922
Shaftesbury PLC	4,659	39,723
Spectris PLC	4,549	126,714
Spirax-Sarco Engineering PLC	1,434	48,420
Stagecoach Group PLC	19,282	87,431
Tate & Lyle PLC	11,994	128,893
Taylor Wimpey PLC	59,232	51,937
Telecity Group PLC	3,691	53,374
Travis Perkins PLC	5,910	99,347
Tui Travel PLC	34,120	128,982
United Business Media PLC	4,511	51,063
Vedanta Resources PLC	2,098	34,861
William Hill PLC	26,247	134,271

		5,241,210

TOTAL COMMON STOCKS —
(Cost $35,720,192)		35,707,726

RIGHTS — 0.0% (e)
FRANCE — 0.0% (e)
Cie Generale de Geophysique — Veritas (expiring 10/12/12) (a)(b) (Cost $0)	3,100	5,009

PREFERRED STOCK — 0.1%
GERMANY — 0.1%
Fuchs Petrolub AG Preference Shares (Cost $42,054)	657	41,606

See accompanying notes to financial statements.

SPDR S&P International Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

SHORT TERM INVESTMENTS — 14.1%
UNITED STATES — 14.1%
MONEY MARKET FUNDS — 14.1%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	5,053,842	$5,053,842
State Street Institutional Liquid Reserves Fund 0.21% (g)(h)	4,149	4,149

TOTAL SHORT TERM INVESTMENTS —
(Cost $5,057,991)		5,057,991

TOTAL INVESTMENTS — 113.4%
(Cost $40,820,237)		40,812,332
OTHER ASSETS & LIABILITIES — (13.4)%		(4,819,036)

NET ASSETS — 100.0%		$35,993,296

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.1% of net assets as of September 30, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. (Note 2)
(e)	Amount shown represents less than 0.05% of net assets.
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company
REIT = Real Estate Investment Trust
SCA = Societe en Commandite par Actions
SDR = Swedish Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.2%
BRAZIL — 7.1%
Aliansce Shopping Centers SA	149,119	$1,615,554
American Banknote SA	125,827	2,353,674
Arezzo Industria e Comercio SA	67,848	1,222,655
B2W Companhia Global do Varejo (a)	151,124	793,312
Banco ABC Brasil SA Preference Shares	86,252	514,417
Brasil Brokers Participacoes SA	386,109	1,358,842
Brasil Insurance Participacoes e Administracao SA	104,204	978,453
Brazil Pharma SA	190,000	1,137,865
Brookfield Incorporacoes SA	382,725	745,152
Cia Energetica do Ceara Preference Shares	54,233	975,702
Contax Participacoes SA Preference Shares (b)	107,833	1,015,186
Cremer SA	115,003	781,689
Cyrela Commercial Properties SA Empreendimentos e Participacoes	28,408	347,119
Direcional Engenharia SA	78,669	437,782
Eletropaulo Metropolitana SA Preference Shares	140,800	1,367,192
Equatorial Energia SA	68,000	599,961
Estacio Participacoes SA	104,005	1,742,986
Eternit SA	223,171	1,078,014
Even Construtora e Incorporadora SA	427,104	1,644,165
Ez Tec Empreendimentos e Participacoes SA	188,958	2,345,210
Ferbasa-Ferro Ligas DA Bahia Preference Shares	143,548	750,004
Fleury SA	97,435	1,164,629
Gafisa SA (a)	709,938	1,560,688
Gol Linhas Aereas Inteligentes SA Preference Shares (a)	141,819	808,777
Grendene SA	124,900	846,498
Helbor Empreendimentos SA	95,600	511,268
HRT Participacoes em Petroleo SA (a)	406,400	891,404
Iguatemi Empresa de Shopping Centers SA	67,260	1,717,636
International Meal Co. Holdings SA	122,721	1,149,300
Iochpe-Maxion SA	142,710	1,871,099
JHSF Participacoes SA	169,159	633,679
Kroton Educacional SA (a)	140,473	2,402,609
LLX Logistica SA (a)	551,109	782,331
Log-in Logistica Intermodal SA (a)	97,156	301,697
LPS Brasil Consultoria de I moveis SA	63,004	1,133,190
Magazine Luiza SA	103,130	622,196
Magnesita Refratarios SA	417,036	1,541,685
Mahle-Metal Leve SA	45,515	563,105
Marfrig Alimentos SA (a)	194,246	1,129,782
Mills Estruturas e Servicos de Engenharia SA	158,258	2,285,567
MMX Mineracao e Metalicos SA (a)	264,000	646,727
OSX Brasil SA (a)	78,005	477,919
Paranapanema SA (a)	279,805	354,445
PDG Realty SA Empreendimentos e Participacoes	1,638,300	3,084,733
QGEP Participacoes SA	113,993	679,868
Randon SA Implementos e Participacoes Preference Shares	623,193	3,615,429
Refinaria de Petroleos de Manguinhos SA (a)	750,927	285,003
Restoque Comercio e Confeccoes de Roupas SA	143,652	647,878
Rossi Residencial SA	297,180	736,798
Sao Martinho SA	125,422	1,478,753
Saraiva SA Livreiros Editores Preference Shares	65,724	745,097
SLC Agricola SA	118,020	1,265,248
Sonae Sierra Brasil SA	31,762	505,675
Suzano Papel e Celulose SA	344,300	904,534
Tecnisa SA	173,055	806,077
Tegma Gestao Logistica SA	35,200	580,710
Tempo Participacoes SA (a)	496,427	929,822
Vanguarda Agro SA (a)	1,762,461	321,427

		63,788,217

CHILE — 2.8%
Administradora de Fondos de Pensiones Provida SA	275,099	1,694,709
AFP Habitat SA	94,634	144,578
Almendral SA	13,694,508	1,991,194
Australis Seafoods SA	490,168	67,656
Besalco SA	642,318	1,159,976
CFR Pharmaceuticals SA	1,753,271	413,795
Cia Pesquera Camanchaca SA (a)	1,222,685	60,548
Clinica LAS Condes SA	517	44,669
Companhia Sudamericana de Vapores SA (a)	10,059,537	1,004,788
Cruz Blanca Salud SA	1,434,371	1,586,861
Empresas La Polar SA (a)	2,884,905	1,236,518
Inversiones Aguas Metropolitanas SA	835,942	1,532,369
Inversiones La Construccion SA (a)	42,406	684,501
Masisa SA	13,062,010	1,310,192
Norte Grande SA	17,312,755	175,079
Parque Arauco SA	1,374,594	2,830,004
Ripley Corp. SA	1,626,347	1,535,356
Salfacorp SA	605,432	1,440,381
Sigdo Koppers SA	470,483	1,144,110
Sociedad Matriz SAAM SA (a)	11,282,022	1,212,482
Socovesa SA	846,860	383,679
Vina Concha y Toro SA	1,685,386	3,530,201

		25,183,646

CHINA — 6.5%
51job, Inc. ADR (a)	16,063	719,622
Anhui Expressway Co., Ltd.	4,340,000	1,864,018
Anta Sports Products, Ltd. (c)	1,267,000	973,955
AsiaInfo-Linkage, Inc. (a)(c)	90,199	1,056,230
AutoNavi Holdings, Ltd. ADR (a)(c)	4,500	51,660
Bengang Steel Plates Co., Ltd.	186,700	55,866
BYD Co., Ltd. (a)(c)	1,210,500	2,110,852
BYD Electronic International Co., Ltd.	1,605,000	341,566

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Camelot Information Systems, Inc. ADR (a)	62,769	$112,357
China Agri-Industries Holdings, Ltd.	2,104,000	1,191,315
China Automation Group, Ltd. (c)	1,229,000	248,867
China Green Holdings, Ltd. (a)(c)	2,676,000	624,714
China Hongxing Sports, Ltd. (a)(c)(b)	4,758,000	0
China Huiyuan Juice Group, Ltd. (a)(c)	3,847,900	1,166,293
China Liansu Group Holdings (c)	1,797,810	936,788
China Minzhong Food Corp., Ltd. (a)(c)	1,563,000	1,032,062
China Molybdenum Co., Ltd. (a)	1,689,000	727,599
China National Accord Medicines Corp., Ltd.	185,782	512,543
China SCE Property Holdings, Ltd.	2,812,000	609,314
China Shanshui Cement Group, Ltd. (c)	1,812,000	1,180,228
China Shipping Development Co., Ltd. (c)	2,992,000	1,242,607
China Suntien Green Energy Corp., Ltd. (c)	3,168,000	580,216
China Vanadium Titano — Magnetite Mining Co., Ltd. (c)	2,363,000	365,731
China Wireless Technologies, Ltd.	2,464,000	603,824
Chongqing Machinery & Electric Co., Ltd.	3,594,000	472,819
Danhua Chemical Technology Co., Ltd. (a)	319,000	240,207
Dongyue Group (c)	1,651,000	734,653
Double Coin Holdings, Ltd.	796,700	415,081
E-Commerce China Dangdang, Inc. ADR (a)	68,700	324,264
E-House China Holdings, Ltd. (c)	114,237	488,934
First Tractor Co., Ltd. (a)(c)	1,260,500	970,585
Giant Interactive Group, Inc. ADR (c)	246,600	1,279,854
Great Wall Technology Co., Ltd.	1,684,000	310,595
Guangzhou Automobile Group Co., Ltd. (c)	1,688,000	1,108,170
Haitian International Holdings, Ltd. (c)	1,238,000	1,405,140
Hangzhou Steam Turbine Co.	1,038,450	1,090,250
Harbin Electric Co., Ltd. (c)	2,626,000	2,018,632
Home Inns & Hotels Management, Inc. ADR (a)(c)	68,141	1,689,897
Huangshan Tourism Development Co., Ltd.	452,800	540,643
Hunan Non-Ferrous Metal Corp., Ltd. (a)(c)	3,600,000	1,021,507
Jiangsu Future Land Co., Ltd.	1,011,100	611,715
Kingsoft Corp., Ltd. (c)	1,559,000	985,277
LDK Solar Co., Ltd. ADR (a)(c)	92,474	100,797
Livzon Pharmaceutical, Inc. Class B	194,700	475,873
Lonking Holdings, Ltd. (c)	4,538,000	760,894
MIE Holdings Corp.	3,796,754	935,324
Peak Sport Products Co., Ltd. (c)	2,242,000	396,162
Ports Design, Ltd. (c)	1,600,000	1,236,127
Real Gold Mining, Ltd. (c)(b)	251,500	0
Renren, Inc. ADR (a)(c)	223,695	901,491
REXLot Holdings, Ltd.	8,550,000	650,630
Semiconductor Manufacturing International Corp. (a)(c)	44,267,000	1,627,201
Shanghai Chlor-Alkali Chemical Co., Ltd. (a)	361,300	159,333
Shanghai Dajiang Group, Class B (a)	1,361,800	354,068
Shanghai Diesel Engine Co., Ltd. Class B	402,560	225,836
Shanghai Haixin Group Co. (a)	706,700	277,026
Shanghai Highly Group Co., Ltd.	357,700	173,127
Shenguan Holdings Group, Ltd.	2,758,010	1,518,938
Sinofert Holdings, Ltd.	2,990,000	586,180
Sohu.com, Inc. (a)	43,100	1,814,079
Sound Global, Ltd. (c)	1,985,000	865,717
Suntech Power Holdings Co., Ltd. ADR (a)(c)	145,658	125,266
SYP Glass Group Co., Ltd.	159,360	64,700
TCL Communication Technology Holdings, Ltd.	1,242,000	450,136
Tong Ren Tang Technologies Co., Ltd. (c)	1,400,000	2,618,257
Travelsky Technology, Ltd. (c)	2,110,500	1,121,499
WuXi PharmaTech Cayman, Inc. ADR (a)	127,831	1,908,517
Xinjiang Xinxin Mining Industry Co., Ltd. (c)	5,016,000	905,736
Xinyi Glass Holdings Co., Ltd.	2,324,000	1,082,080
Youku Tudou, Inc. ADR (a)	108,600	1,997,154
Zhejiang Southeast Electric Power Co.	2,204,233	1,152,814

		58,501,412

CZECH REPUBLIC — 0.5%
New World Resources PLC	99,432	447,227
Philip Morris CR AS	6,495	3,759,273

		4,206,500

EGYPT — 1.4%
Arab Cotton Ginning	459,386	339,825
Citadel Capital Corp./Cairo (a)	601,448	451,820
Eastern Tobacco	58,500	852,156
Egyptian Financial Group-Hermes Holding (a)	665,495	1,310,960
Egyptian for Tourism Resorts (a)	5,136,727	1,137,423
Egyptian Kuwait Holding Co.	982,685	1,316,798
ElSwedy Electric Co.	194,904	862,510
Ezz Steel	822,587	1,656,845
Juhayna Food Industries	740,444	698,332
Maridive & Oil Services SAE (a)	360,763	429,308
Orascom Telecom Media & Technology Holding SAE	4,814,128	434,292
Sidi Kerir Petrochemicals Co.	181,349	403,047
Six of October Development & Investment Co. (a)	251,652	966,694
Talaat Moustafa Group (a)	1,963,178	1,783,902

		12,643,912

HONG KONG — 9.6%
361 Degrees International, Ltd. (c)	1,938,000	512,417

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Ajisen China Holdings, Ltd. (c)	620,000	$411,827
Anton Oilfield Services Group	1,080,000	252,127
Anxin-China Holdings, Ltd.	3,168,000	637,420
Asian Citrus Holdings, Ltd.	1,331,773	687,079
AviChina Industry & Technology Co.	1,880,000	715,313
Baoxin Auto Group, Ltd. (a)	771,000	487,267
Beijing Capital Land, Ltd. (c)	2,368,400	678,148
Beijing Enterprises Water Group, Ltd.	3,136,000	748,280
Biostime International Holdings, Ltd.	183,000	469,228
Boshiwa International Holding, Ltd. (a)(c)(b)	1,843,000	199,674
CGN Mining Co., Ltd. (a)	3,335,000	326,908
Chailease Holding Co., Ltd. (c)	800,000	1,509,202
Chaowei Power Holdings, Ltd.	656,000	359,591
China Dongxiang Group Co. (c)	4,474,000	478,950
China Everbright International, Ltd. (c)	4,337,000	2,293,451
China Forestry Holdings, Ltd. (c)(b)	1,642,000	0
China High Precision Automation Group, Ltd. (c)(d)	1,226,000	196,078
China High Speed Transmission Equipment Group Co., Ltd. (a)(c)	1,998,000	587,552
China Lilang, Ltd.	1,316,000	692,520
China Lumena New Materials Corp. (c)	6,328,000	1,109,996
China Medical System Holdings, Ltd.	784,300	409,688
China Metal Recycling Holdings, Ltd. (c)	1,187,932	1,101,632
China Mobile, Ltd. ADR	2,172	32,571
China Modern Dairy Holdings, Ltd. (a)(c)	2,782,000	724,811
China National Materials Co., Ltd. (c)	2,526,000	710,242
China Oil and Gas Group, Ltd. (a)	2,940,000	314,733
China Pharmaceutical Group, Ltd. (a)(c)	1,594,000	456,413
China Power International Development, Ltd. (c)	13,318,000	3,641,590
China Precious Metal Resources Holdings Co., Ltd. (a)	3,660,000	708,090
China Rare Earth Holdings, Ltd.	1,048,000	232,491
China Rongsheng Heavy Industries Group Holdings, Ltd. (c)	4,888,500	649,425
China Shineway Pharmaceutical Group, Ltd. (c)	721,000	1,037,805
China Travel International Investment Hong Kong, Ltd.	13,792,000	2,490,414
China Yurun Food Group, Ltd. (a)(c)	2,098,000	1,504,515
China ZhengTong Auto Services Holdings, Ltd. (a)(c)	1,410,500	889,607
Chinasoft International, Ltd. (a)	1,830,000	455,538
CIMC Enric Holdings, Ltd.	1,259,000	755,083
Citic Resources Holdings, Ltd. (a)	6,485,000	878,245
Comba Telecom Systems Holdings, Ltd. (c)	1,381,984	463,439
Cosco International Holdings, Ltd.	712,000	281,007
Dah Chong Hong Holdings, Ltd.	612,000	557,279
Dawnrays Pharmaceutical Holdings, Ltd.	968,000	206,004
Digital China Holdings, Ltd. (c)	1,230,000	1,960,829
Fufeng Group, Ltd.	1,532,000	507,818
Fushan International Energy Group, Ltd. (c)	3,722,000	1,008,119
Global Bio-Chem Technology Group Co., Ltd. (c)	4,052,000	428,548
Glorious Property Holdings, Ltd. (a)(c)	4,290,000	652,913
GOME Electrical Appliances Holdings, Ltd. (a)	17,028,000	1,800,917
Greatview Aseptic Packaging Co., Ltd.	1,246,048	679,816
Hengdeli Holdings, Ltd. (c)	3,704,000	1,074,904
Hidili Industry International Development, Ltd. (c)	1,922,000	461,087
Honghua Group, Ltd.	1,840,000	355,980
Hua Han Bio-Pharmaceutical Holdings, Ltd. (c)	2,597,760	542,788
Huabao International Holdings, Ltd.	2,160,000	1,228,594
Ju Teng International Holdings, Ltd.	1,636,000	683,667
Kaisa Group Holdings, Ltd. (a)	5,481,000	996,770
Kingboard Chemical Holdings, Ltd. (c)	370,000	888,582
Kingboard Laminates Holdings, Ltd. (c)	1,976,500	820,860
Kingdee International Software Group Co., Ltd. (a)	2,360,000	487,022
Kingway Brewery Holdings, Ltd.	2,466,000	747,441
KWG Property Holding, Ltd. (c)	2,269,000	1,258,401
Lee & Man Paper Manufacturing, Ltd.	1,078,000	472,731
Li Ning Co., Ltd. (a)(c)	1,258,000	670,111
Lianhua Supermarket Holdings Co., Ltd. (c)	889,000	706,315
Lijun International Pharmaceutical Holdings, Ltd.	2,904,000	737,869
Maoye International Holdings, Ltd.	2,127,000	375,841
Minth Group, Ltd.	1,242,000	1,310,361
Newocean Energy Holdings, Ltd.	1,506,000	438,985
NVC Lighting Holdings, Ltd. (c)	4,360,000	984,103
Pacific Online, Ltd.	2,034,100	619,157
PCD Stores, Ltd.	5,629,000	450,131
Poly Hong Kong Investments, Ltd. (a)	3,011,000	1,615,550
Real Nutriceutical Group, Ltd. (c)	1,158,000	358,456
Sany Heavy Equipment International Holdings Co., Ltd.	927,000	504,555
Shenzhen International Holdings, Ltd.	48,242,500	3,297,782
Shenzhen Investment, Ltd. (c)	5,843,961	1,356,738
Shougang Concord International Enterprises Co., Ltd. (a)(c)	17,938,000	821,332
Sichuan Expressway Co., Ltd. (c)	1,828,000	509,268
Sino Biopharmaceutical (c)	4,756,000	1,754,382
Sinopec Kantons Holdings, Ltd.	720,000	594,331
Sinotrans Shipping, Ltd.	4,511,000	1,018,186
Sinotrans, Ltd.	2,063,000	268,743
Sinotruk Hong Kong, Ltd. (c)	1,023,500	595,361
Skyworth Digital Holdings, Ltd. (c)	3,058,000	1,451,448
Springland International Holdings, Ltd.	1,920,000	950,930

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Sunac China Holdings, Ltd. (c)	2,486,000	$1,218,431
Sunny Optical Technology Group Co., Ltd.	658,000	364,931
TCL Multimedia Technology Holdings Ltd.	670,000	362,080
Tech Pro Technology Development, Ltd. (a)	3,216,000	1,240,233
The United Laboratories International Holdings, Ltd. (a)	1,194,500	573,120
Tiangong International Co., Ltd.	1,750,000	356,625
Tianjin Port Development Holdings, Ltd.	8,720,000	933,492
Tianneng Power International, Ltd.	1,692,000	1,027,868
TPV Technology, Ltd.	2,424,000	531,493
United Energy Group, Ltd. (a)(c)	8,008,000	1,239,429
Vinda International Holdings, Ltd. (c)	902,000	1,242,493
VODone, Ltd.	4,344,999	392,287
Wasion Group Holdings, Ltd.	1,383,000	499,455
West China Cement, Ltd. (c)	4,872,000	854,599
Winsway Coking Coal Holding, Ltd. (c)	3,933,018	537,710
Yashili International Holdings, Ltd.	4,491,000	851,484
Yingde Gases (c)	2,294,000	2,032,668
Yip’s Chemical Holdings, Ltd.	944,059	616,121
Yuexiu Transport Infrastructure, Ltd.	2,136,549	1,011,335

		86,187,226

HUNGARY — 0.2%
Egis Gyogyszergyar Nyrt	13,015	1,033,749
Magyar Telekom Telecommunications PLC	310,109	594,787

		1,628,536

INDIA — 8.2%
Amtek Auto, Ltd.	491,610	825,331
Anant Raj Industries, Ltd.	726,013	984,168
Apollo Hospitals Enterprise, Ltd.	84,762	1,175,130
Arvind, Ltd.	228,150	345,610
Ashok Leyland, Ltd.	815,546	372,636
Aurobindo Pharma, Ltd.	373,382	1,005,218
Bajaj Holdings and Investment, Ltd.	72,145	1,086,791
Balrampur Chini Mills, Ltd. (a)	557,669	711,558
Bharat Forge, Ltd.	546,509	3,165,908
Bhushan Steel, Ltd.	194,114	1,835,701
Biocon, Ltd.	187,274	975,692
Core Education & Technologies, Ltd.	177,088	1,104,261
Coromandel International, Ltd.	212,132	1,158,290
Cox & Kings, Ltd.	74,865	197,080
Crompton Greaves, Ltd.	268,540	642,011
Dewan Housing Finance Corp., Ltd.	189,272	720,378
Dish TV India, Ltd. (a)	465,111	727,935
Educomp Solutions, Ltd.	207,825	632,991
Era Infra Engineering, Ltd.	412,540	1,080,136
Federal Bank, Ltd.	199,047	1,686,682
Financial Technologies India, Ltd.	47,581	879,903
Fortis Healthcare, Ltd. (a)	348,676	680,231
Gateway Distriparks, Ltd.	337,067	932,694
Glenmark Pharmaceuticals, Ltd.	568,874	4,540,099
GMR Infrastructure, Ltd. (a)	1,258,388	591,677
Godrej Industries, Ltd.	222,776	1,212,608
Gujarat Gas Co., Ltd.	149,432	969,771
Gujarat NRE Coke, Ltd.	1,074,653	381,003
GVK Power & Infrastructure, Ltd. (a)	2,118,070	586,289
Hexaware Technologies, Ltd.	266,782	616,059
Hindustan Construction Co. (a)	944,682	321,491
Hindustan Petroleum Corp., Ltd.	96,789	565,008
Housing Development & Infrastructure, Ltd. (a)	577,584	1,066,579
IFCI, Ltd.	1,368,781	804,478
India Cements, Ltd.	928,318	1,670,251
India Infoline, Ltd.	565,440	618,559
Indiabulls Financial Services, Ltd.	582,546	2,362,986
Indiabulls Infrastructure & Power, Ltd. (a)	1,823,943	223,044
Indiabulls Real Estate, Ltd. (a)	647,189	707,374
Indian Hotels Co., Ltd.	930,834	1,187,698
IVRCL Infrastructures & Projects, Ltd.	1,106,504	974,445
Jain Irrigation Systems, Ltd.	320,180	423,103
JSW Energy, Ltd.	661,863	762,313
Jubilant Foodworks, Ltd. (a)	41,684	1,084,835
Mahindra & Mahindra Financial Services	97,312	1,655,660
Manappuram Finance, Ltd.	542,812	409,077
MAX India, Ltd. (a)	684,332	2,910,146
McLeod Russel India, Ltd.	105,341	645,487
Motherson Sumi Systems, Ltd.	306,710	1,300,225
Mphasis, Ltd.	129,147	985,283
Nagarjuna Construction Co., Ltd.	1,061,666	944,016
Opto Circuits India, Ltd.	285,356	701,150
Parsvnath Developers, Ltd. (a)	190,515	144,841
Pipavav Defence & Offshore Engineering Co., Ltd. (a)	210,446	313,006
Piramal Healthcare, Ltd.	91,634	806,456
PTC India, Ltd.	341,577	459,149
Punj Lloyd, Ltd.	1,084,564	1,122,707
Rajesh Exports, Ltd.	443,132	1,012,369
REI Agro, Ltd.	1,972,013	396,309
Reliance Capital, Ltd.	77,088	630,574
Reliance Communications, Ltd.	804,122	987,906
Rolta India, Ltd.	327,539	451,146
Shree Renuka Sugars, Ltd.	851,840	582,213
Sintex Industries, Ltd.	686,466	866,786
Strides Arcolab, Ltd.	114,302	1,917,313
Suzlon Energy, Ltd. (a)	1,778,722	598,584
Tata Chemicals, Ltd.	189,138	1,150,534
Tata Global Beverages, Ltd.	585,510	1,585,745
Thermax, Ltd.	87,346	929,764
Unitech, Ltd. (a)	2,177,753	1,003,306
United Phosphorus, Ltd.	1,008,564	2,517,347
Videocon Industries, Ltd.	163,159	530,356
Voltas, Ltd.	313,407	742,444
Welspun Corp., Ltd.	548,869	1,054,657

		73,950,561

INDONESIA — 4.2%
AKR Corporindo Tbk PT	3,692,500	1,639,825
Alam Sutera Realty Tbk PT	36,022,000	1,863,207
Aneka Tambang Persero Tbk PT	3,035,000	428,135
Bakrie and Brothers Tbk PT (a)(b)	184,600,500	424,369

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Bakrie Sumatera Plantations Tbk PT	17,838,500	$259,096
Bakrie Telecom Tbk PT (a)	44,456,500	348,405
Bakrieland Development Tbk PT (a)	74,508,500	420,424
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	12,049,500	1,385,000
Bank Tabungan Negara Tbk PT	8,050,500	1,211,360
Barito Pacific Tbk PT (a)	5,873,500	300,733
Bhakti Investama Tbk PT	24,767,000	1,281,052
Bisi International PT	3,316,500	377,741
Bumi Resources Minerals Tbk PT (a)	12,217,500	714,922
Bumi Resources Tbk PT	24,671,500	1,881,943
Bumi Serpong Damai PT	9,198,000	1,086,075
BW Plantation Tbk PT	5,747,500	900,862
Ciputra Development Tbk PT	15,506,500	1,150,430
Citra Marga Nusaphala Persada Tbk PT	1,100,000	244,253
Darma Henwa PT Tbk (a)	124,015,542	647,939
Delta Dunia Makmur Tbk PT (a)	8,002,500	209,052
Energi Mega Persada Tbk PT (a)	65,997,000	620,661
Erajaya Swasembada Tbk PT (a)	2,011,500	441,395
Gajah Tunggal Tbk PT	3,906,000	928,542
Garda Tujuh Buana Tbk PT (a)	1,701,000	799,843
Garuda Indonesia Tbk PT (a)	20,948,500	1,357,165
Harum Energy Tbk PT	1,841,500	1,135,303
Indah Kiat Pulp & Paper Corp. Tbk PT (a)	4,976,500	530,411
Indika Energy Tbk PT	4,402,500	745,251
Indosiar Karya Media Tbk PT (a)	478,518	292,511
Intiland Development Tbk PT	11,072,500	381,810
Japfa Comfeed Indonesia Tbk PT	2,183,000	1,072,111
Kawasan Industri Jababeka Tbk PT (a)	51,376,500	1,154,226
Matahari Putra Prima Tbk PT	1,795,500	281,426
Medco Energi Internasional Tbk PT	3,422,500	611,544
Mitra Adiperkasa Tbk PT	1,898,000	1,269,300
MNC Sky Vision Tbk PT (a)	1,828,000	396,353
Modernland Realty Tbk PT (a)	5,869,000	343,432
Multistrada Arah Sarana Tbk PT	4,037,000	168,736
Pakuwon Jati Tbk PT (a)	37,387,400	1,054,817
Pembangunan Perumahan Persero PT Tbk	9,987,000	761,809
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	6,059,500	1,551,283
Ramayana Lestari Sentosa Tbk PT	3,115,000	341,771
Sentul City Tbk PT (a)	25,647,000	562,787
Summarecon Agung Tbk PT	11,382,500	1,998,182
Surya Semesta Internusa Tbk PT	6,445,000	888,966
Timah Tbk PT	5,291,500	857,035
Trada Maritime Tbk PT (a)	9,449,500	760,305

		38,081,798

MALAYSIA — 4.6%
Aeon Co. M Bhd	245,500	883,527
Affin Holdings Bhd	293,600	323,714
Bandar Raya Developments Bhd	868,100	820,811
Berjaya Corp. Bhd	5,836,200	1,193,399
Berjaya Sports Toto Bhd	1,600,900	2,267,920
Boustead Holdings Bhd	847,260	1,441,437
Bursa Malaysia Bhd	1,616,173	3,251,910
Dialog Group Bhd	3,555,320	2,780,047
DRB-Hicom Bhd	1,732,500	1,320,702
Eastern & Oriental Bhd	1,562,000	843,219
Gas Malaysia Bhd	308,600	265,538
HAP Seng Consolidated Bhd	899,100	482,422
IGB Corp. Bhd	4,767,167	3,618,462
KLCC Property Holdings Bhd	363,300	691,774
KNM Group Bhd (a)	4,323,437	954,791
KPJ Healthcare Bhd	709,200	1,415,384
Malaysia Building Society Bhd	895,600	706,166
Malaysian Bulk Carriers Bhd	1,104,400	498,633
Malaysian Resources Corp. Bhd	2,402,300	1,257,543
Media Prima Bhd	2,303,100	1,755,676
Multi-Purpose Holdings Bhd	2,144,900	2,456,126
Oriental Holdings Bhd	265,900	669,861
OSK Holdings Bhd	650,100	299,899
Padini Holdings Bhd	353,400	242,807
Parkson Holdings Bhd	287,100	452,747
POS Malaysia Bhd	720,800	733,417
Sunway Real Estate Investment Trust	6,191,700	2,937,335
TAN Chong Motor Holdings Bhd	1,286,400	1,961,271
Top Glove Corp. Bhd	1,227,900	1,968,497
Tradewinds Malaysia Bhd	236,400	557,646
UOA Development Bhd	2,162,500	1,124,939
Wah Seong Corp. Bhd	1,650,900	945,223
WCT Bhd	651,100	575,158

		41,698,001

MEXICO — 2.8%
Alsea SAB de CV (a)	322,100	502,042
Axtel SAB de CV (a)	3,215,506	797,796
Banregio Grupo Financiero SAB de CV (c)	157,100	592,733
Bolsa Mexicana de Valores SAB de CV	1,120,957	2,313,885
Compartamos SAB de CV	632,700	742,573
Consorcio ARA SAB de CV (a)(c)	4,320,512	1,350,869
Corporacion GEO SAB de CV (a)(c)	941,853	1,156,691
Desarrolladora Homex SAB de CV (a)(c)	368,630	845,794
Empresas ICA SAB de CV (a)(c)	1,451,419	2,810,891
Fibra Uno Administracion SA de CV	400,000	905,637
Gruma SAB de CV (a)	391,100	1,107,847
Grupo Aeroportuario del Sureste SAB de CV (c)	150,000	1,326,839
Industrias CH SAB, Series B (a)(c)	115,020	684,274
Inmuebles Carso SAB de CV (a)(c)	471,456	377,686
Megacable Holdings SAB de CV (a)	70,400	164,265
Promotora y Operadora de Infraestructura SAB de CV (a)	750,109	4,122,981
TV Azteca SAB de CV (c)	6,949,258	4,794,176
Urbi Desarrollos Urbanos SA de CV (a)	808,488	498,653

		25,095,632

MOROCCO — 0.1%
Alliances Developpement Immobilier SA	1,513	110,596
Holcim Maroc SA	696	139,706

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Samir (a)	5,924	$288,168

		538,470

NETHERLANDS — 0.1%
AmRest Holdings SE (a)	20,398	461,630

PERU — 1.1%
Alicorp SA	819,730	2,209,940
Casa Grande SAA	63,216	360,330
Edegel SAA	1,214,162	1,014,724
Ferreyros SA	2,025,181	1,832,920
Grana y Montero SA	864,808	2,930,988
Luz del Sur SAA	274,742	842,267
Refineria La Pampilla SA Relapasa	1,375,516	349,640

		9,540,809

PHILIPPINES — 1.8%
Belle Corp. (a)	3,321,000	397,262
Cebu Air, Inc.	803,200	1,045,517
First Gen Corp. (a)	1,014,900	486,101
First Philippine Holdings Corp.	619,620	1,173,438
GMA Holdings, Inc.	5,430,800	1,247,203
Manila Water Co., Inc.	1,239,200	802,071
Megaworld Corp.	80,629,000	4,310,264
Philex Petroleum Corp. (a)	795,500	467,212
Philippine National Bank (a)	433,250	760,771
Puregold Price Club, Inc.	681,907	485,500
Rizal Commercial Banking Corp.	760,600	830,525
Robinsons Land Corp.	2,104,300	960,467
Security Bank Corp.	211,710	832,325
Semirara Mining Corp.	283,650	1,509,536
SM Development Corp.	3,927,520	574,323
Union Bank of Philippines	239,800	603,596

		16,486,111

POLAND — 2.2%
Agora SA	159,532	372,991
Asseco Poland SA	193,691	2,701,414
Bank Millennium SA (a)	1,261,240	1,527,559
Boryszew SA (a)	2,358,147	419,580
Ciech SA (a)	80,997	460,918
Cyfrowy Polsat SA (a)	274,016	1,257,366
Echo Investment SA (a)	440,818	604,077
Emperia Holding SA	30,180	438,067
Eurocash SA	118,824	1,461,399
Get Bank SA (a)	1,203,138	642,214
Globe Trade Centre SA (a)	425,211	987,520
Grupa Lotos SA (a)	119,562	1,171,902
LPP SA	1,560	1,655,663
Lubelski Wegiel Bogdanka SA	68,830	2,589,008
Netia SA (a)	966,547	1,855,524
Orbis SA	51,495	623,685
Polimex- Mostostal SA (a)	1,311,904	335,803
TVN SA	339,455	735,377

		19,840,067

RUSSIA — 0.9%
Alliance Oil Co., Ltd. SDR (a)	189,429	1,499,461
Cherkizovo Group OJSC, GDR (a)	5,891	66,568
DIXY Group OJSC (a)	25,512	269,018
Integra Group Holdings GDR (a)	683,824	882,133
Novorossiysk Commercial Sea Trade Port PJSC GDR	52,363	353,450
PIK Group GDR (a)	507,647	1,121,392
TransContainer OAO, GDR	62,859	785,738
Vsmpo-Avisma Corp.	17,500	2,903,650

		7,881,410

SINGAPORE — 0.3%
Bumitama Agri, Ltd. (a)	631,000	565,827
Nam Cheong, Ltd.	2,702,000	473,571
Parkson Retail Asia, Ltd. (a)	558,000	659,575
Yanlord Land Group, Ltd. (a)(c)	1,095,000	1,066,703

		2,765,676

SOUTH AFRICA — 8.7%
Adcock Ingram Holdings, Ltd. (c)	212,550	1,529,889
AECI, Ltd. (c)	177,572	1,761,269
Afgri, Ltd.	2,389,064	1,502,729
Aquarius Platinum, Ltd. (c)	959,335	646,763
Aveng, Ltd.	818,172	3,102,671
Brait SE (a)(c)	261,193	930,667
Clicks Group, Ltd. (c)	457,701	3,210,672
Coronation Fund Managers, Ltd.	1,456,375	5,471,677
DataTec, Ltd.	943,677	6,021,536
Emira Property Fund	238,706	387,373
Famous Brands, Ltd.	21,048	184,942
Fountainhead Property Trust	287,211	281,602
Grindrod, Ltd. (c)	1,642,762	2,827,148
Hosken Consolidated Investments, Ltd.	245,793	2,603,553
Illovo Sugar, Ltd.	296,338	1,095,400
Investec, Ltd.	269,400	1,668,415
JD Group, Ltd. (c)	639,401	3,603,394
JSE, Ltd. (c)	483,799	4,039,892
Lewis Group, Ltd. (c)	578,830	5,016,529
Merafe Resources, Ltd. (a)	7,625,025	739,293
Mondi, Ltd.	192,304	1,970,084
Mpact, Ltd.	330,868	759,888
Murray & Roberts Holdings, Ltd. (a)(c)	602,000	1,613,135
Northam Platinum, Ltd. (c)	848,995	3,088,882
Pick’ n Pay Holdings, Ltd.	360,554	891,864
Pretoria Portland Cement Co., Ltd.	724,585	2,546,671
PSG Group, Ltd.	31,185	255,114
Resilient Property Income Fund, Ltd.	220,528	1,282,893
Reunert, Ltd.	594,957	4,971,705
SA Corporate Real Estate Fund	8,356,575	3,645,997
Sappi, Ltd. (a)(c)	748,919	2,147,510
Sun International, Ltd.	156,666	1,613,910
Super Group, Ltd. (a)	483,638	899,734
Telkom SA, Ltd. (a)	254,573	543,013
Tongaat Hulett, Ltd.	137,908	2,335,752
Wilson Bayly Holmes-Ovcon, Ltd.	169,941	2,837,104

		78,028,670

TAIWAN — 28.9%
A-DATA Technology Co., Ltd. (c)	414,000	487,250
Ability Enterprise Co., Ltd.	693,000	627,668
Accton Technology Corp.	1,677,341	904,088
Action Electronics Co., Ltd. (a)	1,196,000	310,898

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Adlink Technology, Inc.	547,572	$597,755
Advanced Ceramic X Corp. (c)	202,642	587,599
Advanced International Multitech Co., Ltd.	432,000	659,491
Advanced Wireless Semiconductor Co. (c)	448,277	399,135
Advantech Co., Ltd.	610,200	2,227,349
AGV Products Corp. (a)(c)	2,139,926	737,314
Airtac International Group	95,000	476,402
Alcor Micro Corp. (c)	417,000	599,606
Alpha Networks, Inc. (c)	1,128,348	798,718
Altek Corp. (c)	1,009,309	600,830
AmTRAN Technology Co., Ltd.	1,595,717	1,252,034
Anpec Electronics Corp.	524,000	378,072
Apex Biotechnology Corp. (c)	588,915	1,486,677
Arcadyan Technology Corp.	253,718	276,105
Asia Optical Co., Inc. (a)	428,540	489,743
Asia Polymer	752,588	713,731
Asrock, Inc.	192,000	691,013
Aten International Co., Ltd.	266,000	466,420
Bank of Kaohsiung (a)	1,992,680	627,439
Basso Industry Corp.	688,000	444,764
BES Engineering Corp.	3,492,356	929,278
Biostar Microtech International Corp.	983,000	420,852
Capital Securities Corp. (c)	3,136,730	1,193,121
Career Technology Co., Ltd. (c)	495,726	676,447
Cathay No. 1 REIT	1,417,000	818,388
Cathay Real Estate Development Co., Ltd. (c)	2,600,904	1,251,053
Chang Wah Electromaterials, Inc.	235,642	747,598
Charoen Pokphand Enterprise	1,341,798	668,301
Cheng Loong Corp.	2,355,128	956,079
Cheng Uei Precision Industry Co., Ltd. (c)	637,915	1,527,680
Chicony Electronics Co., Ltd. (c)	857,248	2,017,845
Chien Kuo Construction Co., Ltd. (c)	1,663,501	805,831
Chin-Poon Industrial Co. (c)	1,107,000	1,308,529
China Bills Finance Corp.	3,964,394	1,487,654
China Chemical & Pharmaceutical Co., Ltd. (c)	950,000	678,953
China Manmade Fibers Corp. (a)	2,799,904	1,146,190
China Motor Corp. (c)	1,114,000	1,075,484
China Petrochemical Development Corp.	1,364,000	1,156,307
China Steel Chemical Corp. (c)	386,000	1,705,255
China Synthetic Rubber Corp.	1,198,452	1,283,756
Chipbond Technology Corp. (c)	1,015,000	1,610,094
Chong Hong Construction Co., Ltd.	462,622	1,144,186
Chroma ATE, Inc. (c)	598,680	1,260,121
Chung Hung Steel Corp. (a)	1,002,239	286,515
Clevo Co.	986,053	1,461,579
CMC Magnetics Corp. (a)(c)	4,232,719	719,086
Compal Communications, Inc. (a)(c)	427,000	466,133
Coretronic Corp.	654,420	625,096
CTCI Corp. (c)	1,000,000	2,285,636
CyberTAN Technology, Inc. (c)	1,005,210	810,999
D-Link Corp.	1,732,904	1,058,181
Danen Technology Corp. (a)	411,816	205,813
Dimerco Express Taiwan Corp.	689,081	503,056
Dynapack International Technology Corp. (c)	123,000	570,659
Elan Microelectronics Corp. (c)	830,899	1,468,285
Elite Material Co., Ltd. (c)	695,782	731,065
Elite Semiconductor Memory Technology, Inc. (a)	682,674	586,876
ENG Electric Co., Ltd.	358,086	435,491
Entie Commercial Bank	512,000	254,135
Entire Technology Co., Ltd.	223,942	365,935
Episil Technologies, Inc. (c)	1,195,000	393,394
Epistar Corp. (c)	1,307,000	2,791,144
Eternal Chemical Co., Ltd.	1,332,990	1,139,113
Eva Airways Corp. (a)	1,599,000	938,230
Evergreen Marine Corp., Ltd. (a)	903,000	475,936
Everlight Chemical Industrial Corp.	686,490	457,840
Everlight Electronics Co., Ltd. (c)	816,503	1,321,680
Excelsior Medical Co., Ltd. (c)	267,660	556,075
Far Eastern Department Stores, Ltd.	1,103,000	1,190,917
Far Eastern International Bank	3,783,590	1,497,250
Faraday Technology Corp. (c)	882,976	1,385,604
Farglory Land Development Co., Ltd. (c)	243,000	454,275
Feng Hsin Iron & Steel Co., Ltd.	777,270	1,347,001
Feng TAY Enterprise Co., Ltd. (c)	648,900	712,797
First Insurance Co., Ltd.	1,060,000	522,524
FLEXium Interconnect, Inc. (c)	396,361	1,582,010
Forhouse Corp.	938,576	496,288
Formosa Epitaxy, Inc. (a)(c)	797,000	581,841
Formosa International Hotels Corp.	48,400	580,367
Formosa Taffeta Co., Ltd.	1,586,000	1,520,344
Formosan Rubber Group, Inc.	1,142,124	818,210
Formosan Union Chemical	2,169,200	1,328,301
FSP Technology, Inc. (c)	644,184	628,504
Gemtek Technology Corp.	737,234	784,679
Genius Electronic Optical Co., Ltd. (c)	58,060	481,300
GeoVision, Inc. (c)	204,704	810,059
Giant Manufacturing Co., Ltd. (c)	617,994	3,278,287
Gigabyte Technology Co., Ltd.	526,000	480,001
Gigastorage Corp. (c)	785,114	605,304
Gintech Energy Corp. (a)(c)	777,806	797,348
Global Unichip Corp. (c)	201,669	801,489
Gloria Material Technology Corp. (c)	645,822	623,493
Goldsun Development & Construction Co., Ltd.	2,661,041	1,066,650
Grand Ocean Retail Group, Ltd. (a)	78,000	252,518
Grand Pacific Petrochemical	2,284,000	1,242,765
Grape King, Inc.	452,000	1,026,940
Great Wall Enterprise Co.	1,330,129	1,231,958
HannStar Display Corp. (a)	2,817,237	281,594
Hermes Microvision, Inc.	56,000	827,196
Hey Song Corp. (c)	1,403,694	2,298,508
Highwealth Construction Corp.	1,033,000	1,735,557
Himax Technologies, Inc. ADR	521,464	1,022,069
Hiwin Technologies Corp.	208,000	1,525,577
Ho Tung Chemical Corp. (a)	2,500,411	1,377,578
Hong TAI Electric Industrial	1,534,000	533,775
Huaku Development Co., Ltd.	460,260	1,111,652
Huang Hsiang Construction Co. (c)	450,484	1,197,152

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

I-Sheng Electric Wire & Cable Co., Ltd.	638,000	$896,706
Ibase Technology, Inc.	417,699	550,026
Inventec Co., Ltd.	4,443,022	1,758,202
ITE Technology, Inc. (a)(c)	485,000	431,004
J Touch Corp.	254,121	254,004
Jess-Link Products Co., Ltd. (a)(c)	476,974	439,330
Jih Sun Financial Holdings Co., Ltd.	2,177,312	623,182
KEE TAI Properties Co., Ltd. (c)	1,785,076	1,077,860
Kenda Rubber Industrial Co., Ltd. (c)	793,052	990,182
King Yuan Electronics Co., Ltd.	2,424,656	1,335,842
King’s Town Bank (a)	2,203,000	1,540,638
Kinpo Electronics	3,039,371	720,611
Kinsus Interconnect Technology Corp. (c)	421,030	1,236,655
Kuoyang Construction Co., Ltd. (c)	1,150,000	602,197
KYE Systems Corp. (a)(c)	686,000	245,723
Laser Tek Taiwan Co., Ltd.	82,000	67,556
LCY Chemical Corp. (c)	1,102,939	1,600,971
Lien Hwa Industrial Corp.	1,686,651	1,127,752
Lingsen Precision Industries, Ltd. (c)	1,583,694	929,249
Long Bon International Co., Ltd. (a)	1,347,000	889,162
Longwell Co.	689,000	827,359
Lumax International Corp., Ltd. (c)	360,358	744,971
Lung Yen Life Service Corp.	316,000	1,088,782
Macronix International Co., Ltd. (c)	6,327,170	2,113,122
Makalot Industrial Co., Ltd.	496,000	1,429,785
Masterlink Securities Corp.	2,113,472	682,056
Mayer Steel Pipe Corp. (a)(c)	1,654,234	688,476
Mercuries & Associates, Ltd. (a)	655,255	643,777
Merida Industry Co., Ltd. (c)	336,950	1,241,428
Micro-Star International Co., Ltd.	1,361,000	666,258
Microbio Co., Ltd. (c)	615,802	758,369
Mildef Crete, Inc.	112,000	145,380
Mirle Automation Corp. (c)	1,065,195	735,845
Mitac International Corp. (c)	2,202,999	849,230
Motech Industries, Inc. (a)(c)	682,885	719,844
Nan Kang Rubber Tire Co., Ltd. (c)	1,261,205	1,755,408
Nantex Industry Co., Ltd. (c)	984,427	713,633
Neo Solar Power Corp. (a)(c)	661,064	429,606
Newmax Technology Co., Ltd.	123,232	176,145
Nien Hsing Textile Co., Ltd.	575,919	409,638
Novatek Microelectronics Corp. (c)	958,572	3,466,274
Oriental Union Chemical Corp. (c)	1,270,500	1,449,783
Pan-International Industrial Co., Ltd. (a)	707,388	707,062
PC Home Online (c)	234,845	1,329,908
Phison Electronics Corp.	216,837	1,749,431
Phytohealth Corp. (a)	418,000	802,818
PixArt Imaging, Inc. (c)	209,060	592,658
Portwell, Inc.	649,000	686,339
Powerchip Technology Corp. (a)	897,312	25,713
Powertech Technology, Inc.	887,000	1,703,587
President Securities Corp. (a)	1,878,850	1,015,906
Prime Electronics Satellitics, Inc.	881,670	813,590
Prime View International Co., Ltd.	996,000	1,087,281
Prince Housing Development Corp.	1,980,209	1,469,273
Promate Electronic Co., Ltd. (c)	988,000	792,058
Qisda Corp. (a)(c)	2,883,641	654,177
Radiant Opto-Electronics Corp. (c)	760,778	3,296,052
Radium Life Tech Co., Ltd. (c)	1,248,352	866,630
Realtek Semiconductor Corp. (c)	862,330	1,709,157
RichTek Technology Corp.	193,477	1,158,347
Ritek Corp. (a)(c)	5,577,596	740,166
Ruentex Development Co., Ltd.	1,138,071	2,154,739
Ruentex Industries, Ltd.	1,001,767	2,351,189
Sampo Corp. (c)	3,319,527	1,149,409
San Fang Chemical Industry Co., Ltd.	286,000	232,207
Sanyang Industry Co., Ltd. (a)	2,112,945	1,452,431
ScinoPharm Taiwan, Ltd.	364,620	748,806
Senao International Co., Ltd. (c)	242,911	903,246
Sercomm Corp.	666,000	1,015,580
Shih Wei Navigation Co., Ltd.	845,968	734,470
Shinkong Insurance Co., Ltd. (c)	940,841	621,054
Shinkong Synthetic Fibers Corp.	3,251,796	1,137,050
Sigurd Microelectronics Corp. (c)	1,259,694	1,042,099
Silicon Integrated Systems Corp. (a)	1,220,000	439,081
Silicon Motion Technology Corp. ADR (a)(c)	66,126	977,342
Simplo Technology Co., Ltd.	480,129	2,874,534
Sinbon Electronics Co., Ltd. (c)	863,000	759,561
Sinmag Bakery Machine Corp.	199,920	852,508
Sino-American Silicon Products, Inc. (c)	631,058	854,658
Sinon Corp. (c)	2,186,662	1,025,691
Sinphar Pharmaceutical Co., Ltd.	587,136	580,857
Sintek Photronic Corp. (a)	1,449,000	556,100
Sinyi Realty Co. (c)	812,035	1,102,529
Soft-World International Corp.	234,848	485,503
Solar Applied Materials Technology Corp. (c)	604,090	787,222
Solartech Energy Corp. (a)(c)	484,091	348,451
Springsoft, Inc.	701,968	1,338,633
St. Shine Optical Co., Ltd.	143,000	1,839,119
Standard Foods Corp. (c)	634,646	1,760,169
Sunonwealth Electric Machine Industry Co., Ltd. (c)	694,000	433,254
Sunrex Technology Corp.	624,000	282,054
Systex Corp. (a)	709,000	749,791
T JOIN Transportation Co. (c)	1,070,000	1,522,131
TA Chen Stainless Pipe	512,000	281,208
Ta Chong Bank Co., Ltd. (a)	3,230,067	1,123,942
Ta Ya Electric Wire & Cable	2,471,650	620,579
Taichung Commercial Bank	3,300,772	1,123,772
Taiflex Scientific Co., Ltd.	505,725	631,434
Tainan Enterprises Co., Ltd.	457,000	429,507
Tainan Spinning Co., Ltd. (c)	2,340,570	1,133,815
Taisun Enterprise Co., Ltd. (c)	1,679,549	982,628
Taiwan Acceptance Corp. (c)	591,000	1,372,989
Taiwan Business Bank (a)(c)	6,054,420	1,821,686
Taiwan Cogeneration Corp. (c)	1,874,469	1,237,347
Taiwan Fire & Marine Insurance Co.	889,004	641,426
Taiwan Hon Chuan Enterprise Co., Ltd. (c)	496,027	1,086,357
Taiwan Hopax Chemicals Manufacturing Co., Ltd.	16,073	7,704
Taiwan Land Development Corp. (a)	2,206,994	914,765

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Taiwan Life Insurance Co., Ltd. (a)(c)	590,684	$391,929
Taiwan Secom Co., Ltd.	534,726	1,176,585
Taiwan Surface Mounting Technology Co., Ltd. (c)	490,736	873,878
Taiyen Biotech Co., Ltd. (c)	1,415,000	1,100,585
Tatung Co., Ltd. (a)	4,271,691	1,101,676
Teco Electric & Machinery Co., Ltd. (c)	3,388,838	2,346,817
Test-Rite International Co.	733,896	527,010
Thye Ming Industrial Co., Ltd.	857,164	921,100
Tong Hsing Electronic Industries, Ltd. (c)	245,327	820,170
Tong Yang Industry Co., Ltd.	918,071	905,121
Topco Scientific Co., Ltd. (c)	494,647	801,533
Transcend Information, Inc. (c)	450,484	1,218,667
Tripod Technology Corp. (c)	858,353	2,108,292
TSRC Corp. (c)	1,149,170	2,548,179
TTY Biopharm Co., Ltd. (c)	329,579	1,343,568
Tung Ho Steel Enterprise Corp. (c)	1,366,258	1,398,255
Tung Thih Electronic Co., Ltd.	257,283	621,408
TXC Corp.	710,120	1,188,237
TYC Brother Industrial Co., Ltd.	39,583	16,339
U-Ming Marine Transport Corp. (c)	836,000	1,337,554
Unimicron Technology Corp.	1,355,000	1,615,544
Unity Opto Technology Co., Ltd. (a)(c)	690,307	741,797
Unizyx Holding Corp.	1,584,694	775,764
UPC Technology Corp.	1,930,789	1,063,750
USI Corp.	1,892,318	1,649,367
Ve Wong Corp.	734,604	558,844
Via Technologies, Inc. (a)(d)	1,430,062	522,001
Visual Photonics Epitaxy Co., Ltd. (c)	589,162	813,996
Wafer Works Corp. (c)	448,983	257,319
Wah Hong Industrial Corp.	252,446	408,206
Walsin Lihwa Corp. (a)	5,601,000	1,958,492
Wan Hai Lines, Ltd. (a)	2,024,320	1,135,998
Waterland Financial Holdings Co., Ltd.	4,579,299	1,395,028
Wei Chuan Food Corp. (c)	854,899	1,029,489
Weikeng Industrial Co., Ltd. (c)	916,628	670,738
Winbond Electronics Corp. (a)(c)	6,061,730	909,875
Wintek Corp. (a)	2,206,859	1,155,621
Wistron NeWeb Corp. (c)	496,124	922,400
WUS Printed Circuit Co., Ltd. (a)	1,195,000	564,612
Yageo Corp. (a)	2,288,000	695,450
Yang Ming Marine Transport Corp. (a)	2,280,788	949,242
Yieh Phui Enterprise Co., Ltd.	2,757,487	858,849
Young Fast Optoelectronics Co., Ltd. (c)	243,959	588,394
Young Optics, Inc.	212,242	627,744
Yuen Foong Yu Paper Manufacturing Co., Ltd. (c)	3,461,941	1,476,257
Yungtay Engineering Co., Ltd.	838,000	1,729,544
Zenitron Corp. (c)	901,348	588,835
Zinwell Corp.	679,674	680,520

		259,520,117

THAILAND — 4.3%
Bangkok Chain Hospital PCL, NVDR	1,348,200	420,491
Bangkok Expressway PCL, NVDR	1,348,200	1,292,135
Bangkok Life Assurance PCL, NVDR	515,900	737,479
BTS Group Holdings PCL	3,198,000	587,027
Bumrungrad Hospital PCL	555,000	1,478,558
Cal-Comp Electronics Thailand PCL	14,696,490	1,298,715
Dynasty Ceramic PCL	410,800	677,326
Electricity Generating PCL, NVDR	403,600	1,704,613
Esso Thailand PCL, NVDR	1,895,000	658,756
Hana Microelectronics PCL	5,559,184	3,774,755
Hemaraj Land and Development PCL, NVDR	7,880,500	809,044
Jasmine International PCL, NVDR	3,205,400	404,060
Kiatnakin Bank PCL, NVDR	406,500	610,807
LPN Development PCL, ADR	1,231,700	752,305
MBK PCL, NVDR	118,000	448,538
Minor International PCL	6,812,111	3,408,269
Precious Shipping PCL	771,700	330,943
Precious Shipping PCL, NVDR	221,000	94,776
Pruksa Real Estate PCL	897,500	524,854
Pruksa Real Estate PCL, NVDR	1,279,900	748,480
Siam Global House PCL, NVDR	1,118,680	599,682
Sri Trang Agro-Industry PCL, NVDR	946,900	476,834
Supalai PCL, NVDR	952,500	606,530
Thai Airways International PCL, NVDR (a)	1,676,200	1,181,726
Thai Stanley Electric PCL, NVDR	105,900	784,444
Thai Tap Water Supply PCL	3,232,000	798,025
Thai Vegetable Oil PCL, NVDR	883,400	691,681
Thanachart Capital PCL	5,079,264	6,229,442
Thoresen Thai Agencies PCL	3,009,966	1,613,530
Tisco Financial Group PCL	185,400	277,076
Tisco Financial Group PCL	548,830	824,671
True Corp. PCL (a)	5,653,700	1,120,454
True Corp. PCL, NVDR (a)	9,595,928	1,901,727
Vinythai PCL, NVDR	1,103,600	663,307

		38,531,060

TURKEY — 2.9%
Akfen Holding AS (a)	94,978	459,127
Akmerkez Gayrimenkul Yatirim Ortakligi AS	70,575	731,062
Albaraka Turk Katilim Bankasi (a)	3,531,860	2,675,056
Asya Katilim Bankasi AS (a)(c)	1,612,683	1,778,298
Aygaz AS	238,426	1,017,121
Bursa Cimento Fabrikasi AS	75,886	202,859
Dogan Sirketler Grubu Holdings AS (a)	2,112,239	846,966
Dogan Yayin Holding AS (a)	1,853,465	629,658
GSD Holding (a)	952,952	355,579
Ihlas Holding (a)(c)	1,432,466	1,076,982
Is Finansal Kiralama AS (a)	386,138	199,994
Ittifak Holding AS (a)	178,502	501,030
Izmir Demir Celik Sanayi AS (a)	279,880	657,771
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS	3,560,312	2,319,874
Koza Anadolu Metal Madencilik Isletmeleri AS (a)	257,961	624,933
NET Holding AS (a)	547,325	554,763

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Petkim Petrokimya Holding AS (c)	2,415,744	$2,704,191
Sekerbank TAS (a)	2,049,796	1,438,373
Sinpas Gayrimenkul Yatirim Ortakligi AS	852,345	607,597
TAV Havalimanlari Holding AS	329,241	1,631,903
Tekfen Holding AS	288,550	1,047,753
Torunlar Gayrimenkul Yatirim Ortakligi AS	392,560	620,890
Turkiye Sinai Kalkinma Bankasi AS	1,244,364	1,386,015
Ulker Biskuvi Sanayi AS	383,084	1,625,696

		25,693,491

UNITED ARAB EMIRATES — 0.0% (e)
Exillon Energy PLC (a)	153,278	339,712

TOTAL COMMON STOCKS —
(Cost $1,025,153,225)		890,592,664

PREFERRED STOCKS — 0.2%
BRAZIL — 0.2%
Banco Panamericano SA Preference Shares	222,000	555,875
Centrais Eletricas de Santa Catarina SA Preference Shares	66,378	1,125,495

TOTAL PREFERRED STOCKS —
(Cost $1,980,388)		1,681,370

RIGHTS — 0.0% (e)
BRAZIL — 0.0% (e)
Brookfield Incorporacoes SA (expiring 10/18/12) (a)	113,900	48,282

INDIA — 0.0% (e)
Bajaj Finserv, Ltd. (Expired 09/06/12) (a)	8,591	23,617
Coromandel International, Ltd. (a)	3,181,980	8,814

		32,431

TOTAL RIGHTS —
(Cost $57,681)		80,713

WARRANTS — 0.0% (e)
MALAYSIA — 0.0% (e)
Dialog Group Bhd (expiring 11/30/16) (a) (Cost $0)	194,760	31,860

SHORT TERM INVESTMENTS — 4.1%
UNITED STATES — 4.1%
MONEY MARKET FUNDS — 4.1%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	36,609,130	36,609,130
State Street Institutional Liquid Reserves Fund 0.21% (g)(h)	100	100

TOTAL SHORT TERM INVESTMENTS —
(Cost $36,609,230)		36,609,230

TOTAL INVESTMENTS — 103.5%
(Cost $1,063,800,524)		928,995,837
OTHER ASSETS & LIABILITIES — (3.5)%		(31,549,833)

NET ASSETS — 100.0%		$897,446,004

(a)	Non-income producing security.
(b)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 3 inputs. (Note 2)
(c)	A portion of the security was on loan at September 30, 2012.
(d)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs. (Note 2)
(e)	Amount shown represents less than 0.05% of net assets.
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
NVDR = Non Voting Depositary Receipt
PLC = Public Limited Company
REIT = Real Estate Investment Trust
SDR = Swedish Depositary Receipt

See accompanying notes to financial statements.

SPDR Dow Jones Global Real Estate ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AUSTRALIA — 7.9%
Abacus Property Group	197,502	$398,442
Astro Japan Property Group	44,279	131,691
Bunnings Warehouse Property Trust (a)(b)	292,607	605,521
CFS Retail Property Trust	1,727,322	3,466,747
Charter Hall Retail REIT (a)	182,426	650,687
Commonwealth Property Office Fund (a)	1,735,318	1,867,717
Dexus Property Group	3,575,245	3,532,002
Goodman Group	1,056,987	4,352,676
GPT Group	1,203,994	4,256,913
Investa Office Fund	453,707	1,363,531
Westfield Group	1,536,949	16,238,455
Westfield Retail Trust	2,076,700	6,241,129

		43,105,511

AUSTRIA — 0.8%
Atrium European Real Estate, Ltd.	129,628	677,738
CA Immobilien Anlagen AG (b)	53,875	593,503
IMMOFINANZ AG (b)	792,246	2,877,270

		4,148,511

BELGIUM — 0.3%
Befimmo Sicafi S.C.A.	11,173	659,770
Cofinimmo	11,008	1,224,003

		1,883,773

CANADA — 5.4%
Artis REIT	39,749	661,709
Boardwalk REIT	18,882	1,247,158
Brookfield Asset Management, Inc. (Class A)	412,898	14,242,348
Brookfield Office Properties, Inc.	5,572	92,532
Brookfield Office Properties, Inc. (a)	176,896	2,929,398
Calloway REIT	39,232	1,190,975
Canadian Apartment Properties REIT	34,029	860,106
Canadian REIT	24,615	1,051,194
Chartwell Seniors Housing REIT	61,632	638,274
First Capital Realty, Inc.	57,079	1,090,009
H&R REIT	67,688	1,732,873
Primaris Retail REIT	32,135	796,231
RioCan REIT	105,682	2,971,920

		29,504,727

CHINA — 1.5%
Hongkong Land Holdings, Ltd.	866,000	5,204,660
Kerry Properties, Ltd.	561,135	2,837,067

		8,041,727

FRANCE — 3.9%
Fonciere Des Regions	27,266	2,052,045
Gecina SA	19,359	1,983,960
Klepierre	72,231	2,535,928
Mercialys SA	40,492	836,352
SILIC	6,277	650,066
Unibail-Rodamco SE	67,463	13,461,303

		21,519,654

GERMANY — 0.0% (c)
IVG Immobilien AG (b)	111,261	254,355

HONG KONG — 4.1%
Champion REIT (a)	1,937,462	884,612
Hang Lung Group, Ltd.	544,996	3,454,881
Hang Lung Properties, Ltd.	1,427,018	4,877,435
Hysan Development Co., Ltd.	452,731	2,061,252
Prosperity REIT	835,000	233,702
The Link REIT	1,687,438	7,998,368
Wheelock & Co., Ltd.	613,016	2,644,747

		22,154,997

ITALY — 0.1%
Beni Stabili SpA	622,191	328,184

JAPAN — 8.2%
Aeon Mall Co., Ltd. (a)	58,800	1,443,548
Daibiru Corp.	42,900	356,213
Daiwa Office Investment Corp.	157	521,248
Frontier Real Estate Investment Corp.	153	1,343,175
Fukuoka REIT Corp.	81	592,404
Global One Real Estate Investment Co., Ltd.	74	450,373
Hankyu REIT, Inc.	60	296,915
Heiwa Real Estate Co., Ltd.	27,000	311,992
Hulic Co., Ltd. (a)(b)	186,300	1,130,252
Japan Excellent, Inc.	130	718,509
Japan Prime Realty Investment Corp.	612	1,850,159
Japan Real Estate Investment Corp. (a)	405	4,091,645
Japan Retail Fund Investment Corp. (a)	1,388	2,488,766
Kenedix Realty Investment Corp.	214	773,756
Mitsui Fudosan Co., Ltd. (a)	652,000	13,098,663
Mori Hills REIT Investment Corp.	137	669,152
Mori Trust Sogo REIT, Inc. (a)	134	1,203,933
Nippon Building Fund, Inc.	450	4,864,396
Nomura Real Estate Office Fund, Inc. (a)	216	1,359,023
NTT Urban Development Corp. (a)	802	653,558
Orix JREIT, Inc.	212	1,040,925
Premier Investment Corp.	144	553,974
Tokyu Land Corp. (a)	326,000	1,751,517
Tokyu REIT, Inc. (a)	118	609,717
Top REIT, Inc.	115	574,261
United Urban Investment Corp.	1,555	1,808,837

		44,556,911

NETHERLANDS — 1.0%
Corio NV (a)	70,666	3,007,816
Eurocommercial Properties NV	26,233	995,250
VastNed Retail NV	14,064	597,804
Wereldhave NV	16,019	891,727

		5,492,597

NEW ZEALAND — 0.4%
AMP NZ Office Trust	589,008	479,503
Argosy Property, Ltd.	407,065	302,643
Goodman Property Trust	616,953	522,753

See accompanying notes to financial statements.

SPDR Dow Jones Global Real Estate ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Kiwi Income Property Trust	718,619	$662,622

		1,967,521

SINGAPORE — 4.0%
Ascendas REIT	1,353,969	2,660,035
Cambridge Industrial Trust	831,167	433,641
CapitaCommercial Trust (a)	1,488,682	1,814,282
CapitaLand, Ltd.	1,882,500	4,880,044
CapitaMall Trust	1,818,860	2,995,106
Frasers Commercial Trust	349,412	334,686
Global Logistic Properties, Ltd.	1,833,000	3,750,575
Guocoland, Ltd. (a)	252,999	414,550
Mapletree Logistics Trust	1,073,240	984,263
Singapore Land, Ltd.	70,000	404,011
Starhill Global REIT	1,023,524	638,294
Suntec REIT (a)	1,559,274	1,887,602
United Industrial Corp., Ltd.	253,000	593,984

		21,791,073

SOUTH AFRICA — 0.6%
Capital Property Fund	1,164,723	1,494,872
Fountainhead Property Trust	859,103	842,324
SA Corporate Real Estate Fund	1,040,722	454,070
Sycom Property Fund	91,128	298,196

		3,089,462

SPAIN — 0.0% (c)
Martinsa-Fadesa SA (b)(d)(e)	178	0

SWEDEN — 0.9%
Castellum AB	127,094	1,722,280
Fabege AB	103,904	990,453
Great Portland Estates PLC	231,028	1,682,145
Kungsleden AB	100,857	570,691

		4,965,569

SWITZERLAND — 1.1%
PSP Swiss Property AG (b)	28,472	2,588,777
Swiss Prime Site AG (b)	40,173	3,321,390

		5,910,167

UNITED KINGDOM — 5.0%
Big Yellow Group PLC	85,732	434,702
British Land Co. PLC	656,812	5,536,434
Capital & Counties Properties PLC	416,111	1,463,476
Capital Shopping Centres Group PLC	448,428	2,369,325
Derwent London PLC	63,455	2,004,256
Grainger PLC	306,729	533,444
Hammerson PLC	526,603	3,835,115
Land Securities Group PLC	576,442	7,088,333
Segro PLC	548,255	2,007,910
Shaftesbury PLC	185,789	1,584,063
Workspace Group PLC	80,272	348,686

		27,205,744

UNITED STATES — 54.5%
Acadia Realty Trust (a)	34,077	845,791
Alexandria Real Estate Equities, Inc.	46,349	3,407,578
American Campus Communities, Inc.	68,007	2,984,147
Apartment Investment & Management Co. (Class A)	107,214	2,786,492
Ashford Hospitality Trust, Inc. (a)	45,926	385,778
AvalonBay Communities, Inc.	71,790	9,762,722
BioMed Realty Trust, Inc. (a)	113,955	2,133,238
Boston Properties, Inc.	111,691	12,354,142
Brandywine Realty Trust (a)	105,956	1,291,604
BRE Properties, Inc.	56,764	2,661,664
Camden Property Trust	61,724	3,980,581
CBL & Associates Properties, Inc. (a)	117,040	2,497,634
Cedar Shopping Centers, Inc. (a)	40,017	211,290
Colonial Properties Trust	61,232	1,288,934
CommonWealth REIT	61,866	900,769
Corporate Office Properties Trust (a)	53,221	1,275,707
Cousins Properties, Inc. (a)	66,878	531,011
CubeSmart (a)	83,775	1,078,184
DCT Industrial Trust, Inc. (a)	185,934	1,202,993
DDR Corp. (a)	175,216	2,691,318
DiamondRock Hospitality Co.	144,129	1,387,962
Digital Realty Trust, Inc.	90,164	6,297,955
Douglas Emmett, Inc.	96,126	2,217,627
Duke Realty Corp.	199,239	2,928,813
DuPont Fabros Technology, Inc. (a)	46,795	1,181,574
EastGroup Properties, Inc.	21,541	1,145,981
Education Realty Trust, Inc.	81,776	891,358
Equity Lifestyle Properties, Inc.	28,709	1,955,657
Equity One, Inc. (a)	45,462	957,430
Equity Residential	222,929	12,825,105
Essex Property Trust, Inc. (a)	26,898	3,987,360
Extra Space Storage, Inc.	71,640	2,382,030
Federal Realty Investment Trust	47,359	4,986,903
FelCor Lodging Trust, Inc. (b)	81,891	388,163
First Industrial Realty Trust, Inc. (b)	65,984	867,030
First Potomac Realty Trust (a)	37,714	485,756
Forest City Enterprises, Inc. (Class A) (a)(b)	96,443	1,528,622
Franklin Street Properties Corp. (a)	53,311	590,153
General Growth Properties, Inc.	333,373	6,494,106
Glimcher Realty Trust	103,505	1,094,048
HCP, Inc.	316,922	14,096,691
Health Care REIT, Inc.	187,884	10,850,301
Healthcare Realty Trust, Inc. (a)	57,634	1,328,464
Hersha Hospitality Trust (a)	127,635	625,412
Highwoods Properties, Inc. (a)	56,361	1,838,496
Home Properties, Inc.	36,824	2,256,206
Hospitality Properties Trust (a)	91,324	2,171,685
Host Hotels & Resorts, Inc.	535,200	8,589,960
Inland Real Estate Corp. (a)	58,344	481,338
Kilroy Realty Corp. (a)	54,544	2,442,480
Kimco Realty Corp. (a)	300,661	6,094,398
Kite Realty Group Trust (a)	45,914	234,161
LaSalle Hotel Properties (a)	63,716	1,700,580
Liberty Property Trust	86,854	3,147,589
LTC Properties, Inc.	22,514	717,071
Mack-Cali Realty Corp.	61,684	1,640,794
Mid-America Apartment Communities, Inc.	30,359	1,982,746
Parkway Properties, Inc. (a)	15,903	212,623
Pebblebrook Hotel Trust (a)	43,516	1,017,839
Pennsylvania Real Estate Investment Trust	38,911	617,128

See accompanying notes to financial statements.

SPDR Dow Jones Global Real Estate ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Piedmont Office Realty Trust, Inc. (Class A)	124,887	$2,165,541
Post Properties, Inc.	39,999	1,918,352
ProLogis	341,194	11,952,026
PS Business Parks, Inc.	13,219	883,294
Public Storage	106,356	14,801,565
Ramco-Gershenson Properties Trust (a)	34,489	432,147
Regency Centers Corp.	66,471	3,239,132
Rouse Properties, Inc. (a)	17,128	245,787
Saul Centers, Inc.	9,356	415,406
Senior Housing Properties Trust	130,281	2,837,520
Simon Property Group, Inc.	223,832	33,979,936
SL Green Realty Corp. (a)	66,585	5,331,461
Sovran Self Storage, Inc.	21,898	1,266,799
Sun Communities, Inc. (a)	17,966	792,660
Sunstone Hotel Investors, Inc. (b)	100,828	1,109,108
Tanger Factory Outlet Centers, Inc.	69,431	2,244,704
Taubman Centers, Inc.	45,524	3,493,057
The Macerich Co.	98,341	5,628,055
UDR, Inc.	185,309	4,599,369
Universal Health Realty Income Trust (a)	9,374	431,017
Ventas, Inc.	218,745	13,616,876
Vornado Realty Trust	125,136	10,142,273
Washington Real Estate Investment Trust (a)	49,012	1,314,502
Weingarten Realty Investors (a)	82,521	2,319,665

		296,071,424

TOTAL COMMON STOCKS —
(Cost $465,639,930)		541,991,907

SHORT TERM INVESTMENTS — 7.0%
UNITED STATES — 7.0%
MONEY MARKET FUNDS — 7.0%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	33,497,599	33,497,599
State Street Institutional Liquid Reserves Fund 0.21% (g)(h)	4,618,351	4,618,351

TOTAL SHORT TERM INVESTMENTS —
(Cost $38,115,950)		38,115,950

TOTAL INVESTMENTS — 106.7%
(Cost $503,755,880)		580,107,857
OTHER ASSETS & LIABILITIES — (6.7)%		(36,631,673)

NET ASSETS — 100.0%		$543,476,184

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Company has filed for insolvency.
(e)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR S&P International Consumer Discretionary Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.0%
AUSTRALIA — 1.9%
Aristocrat Leisure, Ltd.	5,131	$14,353
Crown, Ltd.	4,648	43,985
Fairfax Media, Ltd. (a)	21,891	9,447
Tatts Group, Ltd.	13,291	37,456

		105,241

BELGIUM — 0.4%
S.A. D’Ieteren NV	457	22,341

CANADA — 5.3%
Canadian Tire Corp., Ltd. (Class A)	627	45,090
Gildan Activewear, Inc.	762	24,139
Lululemon Athletica, Inc. (b)	510	37,661
Magna International, Inc. (Class A)	1,129	48,777
Shaw Communications, Inc. (Class B) (a)	2,078	42,491
Thomson Reuters Corp.	2,079	60,049
Tim Hortons, Inc.	697	36,240

		294,447

FINLAND — 0.6%
Nokian Renkaat Oyj	558	22,721
Sanoma Oyj	1,417	12,715

		35,436

FRANCE — 9.3%
Accor SA	819	27,347
Christian Dior SA	188	25,250
Compagnie Generale des Etablissements Michelin	808	63,367
Havas SA	3,415	17,609
Hermes International	97	26,081
Lagardere SCA	647	17,692
LVMH Moet Hennessy Louis Vuitton SA	925	139,232
Peugeot SA (b)	1,355	10,721
PPR	352	54,070
Publicis Groupe SA	518	29,022
Renault SA	786	36,929
Sodexo	586	44,170
Valeo SA	470	21,768

		513,258

GERMANY — 9.7%
Adidas AG	921	75,642
Bayerische Motoren Werke AG	1,307	95,692
Continental AG	268	26,272
Daimler AG	3,367	163,151
Porsche Automobil Holding SE Preference Shares	385	23,054
ProSiebenSat.1 Media AG Preference Shares	577	14,553
TUI AG (b)	1,361	11,738
Volkswagen AG	184	30,821
Volkswagen AG Preference Shares	514	93,866

		534,789

HONG KONG — 4.0%
Esprit Holdings, Ltd.	6,443	9,906
Galaxy Entertainment Group, Ltd. (b)	6,000	20,121
Giordano International, Ltd.	42,000	35,319
Li & Fung, Ltd. (a)	30,000	46,509
Sands China, Ltd.	12,000	44,807
Shangri-La Asia, Ltd.	8,500	16,489
SJM Holdings, Ltd.	12,000	26,095
Skyworth Digital Holdings, Ltd.	1,838	872
Wynn Macau, Ltd.	7,600	20,536

		220,654

ITALY — 1.3%
Fiat SpA (b)	3,613	19,299
Lottomatica SpA	1,195	26,320
Mediaset SpA	4,087	7,682
Pirelli & C. SpA	1,746	18,823

		72,124

JAPAN — 32.3%
Aisin Seiki Co., Ltd.	1,100	31,388
Aoyama Trading Co., Ltd.	2,000	38,355
Asics Corp.	400	5,414
Benesse Holdings, Inc.	800	38,869
Bookoff Corp.	700	6,001
Bridgestone Corp.	3,100	72,121
Can Do Co., Ltd.	4	5,404
Casio Computer Co., Ltd.	1,900	13,505
Denso Corp.	1,500	47,256
Dentsu, Inc.	1,500	38,175
Fast Retailing Co., Ltd.	400	93,316
Fuji Corp., Ltd.	1,500	8,310
Fuji Heavy Industries, Ltd.	4,000	33,316
GLOBERIDE, Inc.	4,000	4,679
Gunze, Ltd.	7,000	18,085
Honda Motor Co., Ltd.	5,400	166,373
Isetan Mitsukoshi Holdings, Ltd.	2,600	27,203
Isuzu Motors, Ltd.	8,000	38,766
Kappa Create Holdings Co., Ltd.	200	4,583
Kyoritsu Maintenance Co., Ltd.	200	4,437
Mazda Motor Corp. (b)	7,000	8,188
Mitsubishi Motors Corp. (b)	15,000	13,882
Namco Bandai Holdings, Inc.	1,900	32,285
Nikon Corp.	1,900	52,458
Nissan Motor Co., Ltd.	7,600	64,961
Nitori Holding Co., Ltd.	50	4,659
Oriental Land Co., Ltd.	200	26,427
Panasonic Corp.	6,800	45,100
PARIS MIKI HOLDINGS, Inc.	2,000	11,825
Pioneer Corp. (b)	1,600	3,928
Rakuten, Inc.	3,100	31,677
Resorttrust, Inc.	2,000	37,429
Ringer Hut Co., Ltd.	600	8,059
Sanrio Co., Ltd.	200	7,190
Sanyo Housing Nagoya Co., Ltd.	9	9,243
Sega Sammy Holdings, Inc.	300	5,711
Sekisui Chemical Co., Ltd.	4,000	32,339
Sekisui House, Ltd.	4,000	39,846
Sharp Corp.	4,000	9,923
Shimano, Inc.	800	58,406
Sony Corp.	3,500	41,343
Stanley Electric Co., Ltd.	1,200	17,830
Suminoe Textile Co., Ltd.	3,000	5,707
Sumitomo Forestry Co., Ltd.	3,400	30,329
Suzuki Motor Corp.	1,800	35,051
Tact Home Co., Ltd.	4	4,833

See accompanying notes to financial statements.

SPDR S&P International Consumer Discretionary Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Touei Housing Corp.	700	$7,486
Toyobo Co., Ltd.	15,000	17,931
Toyota Industries Corp.	1,000	28,085
Toyota Motor Corp.	9,400	367,301
Yamada Denki Co., Ltd.	500	22,012
Yamaha Motor Co., Ltd.	800	7,013

		1,784,013

LUXEMBOURG — 0.7%
SES	1,417	38,583

NETHERLANDS — 1.7%
Reed Elsevier NV	3,963	53,049
Wolters Kluwer NV	2,267	42,668

		95,717

NORWAY — 0.6%
Schibsted ASA	876	33,511

SINGAPORE — 1.2%
Genting Singapore PLC (a)	24,000	26,804
Singapore Press Holdings, Ltd.	12,000	39,814

		66,618

SOUTH KOREA — 6.8%
Credu Corp.	133	5,756
Fila Korea, Ltd.	77	5,030
Gwangju Shinsegae Co., Ltd.	25	5,297
Hanil E-Wha Co., Ltd.	770	6,755
Hotel Shilla Co., Ltd.	120	5,981
Hyundai Department Store Co., Ltd.	41	5,644
Hyundai Engineering Plastics Co., Ltd.	1,070	5,054
Hyundai Mobis	199	55,595
Hyundai Motor Co.	768	174,133
Hyundai Wia Corp.	44	7,423
Kia Motors Corp.	811	50,641
LG Electronics, Inc. (a)	326	20,239
Lotte Shopping Co., Ltd.	43	12,380
Mando Corp.	38	5,265
Woongjin Chemical Co., Ltd. (b)	8,220	3,728
Woongjin Coway Co., Ltd.	190	5,257

		374,178

SPAIN — 1.8%
Industria de Diseno Textil SA	772	95,971
NH Hoteles SA (b)	2,069	6,441

		102,412

SWEDEN — 3.0%
Electrolux AB	1,924	47,538
Hennes & Mauritz AB (Class B)	3,326	115,760

		163,298

SWITZERLAND — 3.2%
Compagnie Financiere Richemont SA	1,837	110,244
The Swatch Group AG	172	68,668

		178,912

UNITED KINGDOM — 14.0%
British Sky Broadcasting Group PLC	5,261	63,164
Burberry Group PLC	2,093	33,832
Carnival PLC	1,053	38,820
Compass Group PLC	8,026	88,584
GKN PLC	7,277	25,241
Home Retail Group PLC	5,808	8,356
Informa PLC	4,013	26,096
ITV PLC	17,126	24,447
Kingfisher PLC	14,056	59,967
Marks & Spencer Group PLC	7,539	43,437
Next PLC	1,272	70,864
Pearson PLC	4,485	87,633
Reed Elsevier PLC	5,501	52,587
Tui Travel PLC	6,207	23,464
Whitbread PLC	1,434	52,518
WPP PLC	5,477	74,424

		773,434

UNITED STATES — 1.2%
Virgin Media, Inc. (a)	2,176	64,061

TOTAL COMMON STOCKS —
(Cost $6,107,864)		5,473,027

SHORT TERM INVESTMENTS — 2.0%
UNITED STATES — 2.0%
MONEY MARKET FUNDS — 2.0%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	93,078	93,078
State Street Institutional Liquid Reserves Fund 0.21% (d)(e)	17,545	17,545

TOTAL SHORT TERM INVESTMENTS —
(Cost $110,623)		110,623

TOTAL INVESTMENTS — 101.0%
(Cost $6,218,487)		5,583,650
OTHER ASSETS & LIABILITIES — (1.0)%		(54,435)

NET ASSETS — 100.0%		$5,529,215

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company
SCA = Societe en Commandite par Actions

See accompanying notes to financial statements.

SPDR S&P International Consumer Staples Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AUSTRALIA — 7.0%
Coca-Cola Amatil, Ltd.	9,765	$137,697
Treasury Wine Estates, Ltd.	11,548	60,404
Wesfarmers, Ltd.	16,803	598,640
Woolworths, Ltd.	17,799	532,324

		1,329,065

BELGIUM — 5.4%
Anheuser-Busch InBev NV	11,031	939,043
Anheuser-Busch InBev NV — VVPR Strip (a)	2,040	3
Delhaize Group	2,288	88,438

		1,027,484

CANADA — 2.9%
Alimentation Couche-Tard, Inc. (Class B)	1,283	58,911
Loblaw Cos., Ltd.	3,743	129,947
Shoppers Drug Mart Corp. (b)	4,736	197,006
SunOpta, Inc. (a)	1,768	11,298
Viterra, Inc.	8,875	145,308

		542,470

DENMARK — 0.9%
Carlsberg A/S (Class B)	2,036	180,600

FINLAND — 0.4%
Kesko Oyj (Class B)	2,553	72,422

FRANCE — 8.0%
Carrefour SA	8,006	166,237
Casino Guichard-Perrachon SA	1,338	118,583
Danone	8,289	510,902
L’Oreal SA	3,240	401,237
Pernod — Ricard SA	2,917	327,650

		1,524,609

GERMANY — 2.3%
Beiersdorf AG	2,086	153,236
Henkel AG & Co. KGaA	140	9,144
Henkel AG & Co. KGaA Preference Shares	3,503	278,914

		441,294

GREECE — 0.2%
Coca Cola Hellenic Bottling Co. SA (a)	2,227	41,600

HONG KONG — 0.5%
Pacific Andes International Holdings, Ltd.	782,346	39,353
Vitasoy International Holdings, Ltd.	66,000	57,800

		97,153

IRELAND — 0.5%
Kerry Group PLC (Class A)	1,954	100,176

JAPAN — 14.3%
Aeon Co., Ltd.	12,005	136,252
Ajinomoto Co., Inc.	10,728	168,780
Asahi Breweries, Ltd.	9,782	241,910
Calbee, Inc.	200	17,584
FamilyMart Co., Ltd.	400	19,743
Fuji Oil Co., Ltd.	600	8,398
Fujicco Co., Ltd.	1,000	13,432
Hokuto Corp.	700	14,864
Japan Tobacco, Inc.	14,300	430,470
Kao Corp.	10,074	297,817
Kewpie Corp.	800	13,429
KEY Coffee, Inc.	900	17,676
Kikkoman Corp.	2,000	27,429
Kirin Holdings Co., Ltd.	11,739	157,526
Lawson, Inc.	2,224	171,517
Lion Corp.	2,000	11,697
MEIJI Holdings Co., Ltd.	700	34,865
Nichirei Corp.	21,388	117,387
Nippon Meat Packers, Inc.	1,000	12,879
Oenon Holdings, Inc.	37,000	93,213
Seven & I Holdings Co., Ltd.	10,877	335,118
Shiseido Co., Ltd.	8,793	121,045
Toyo Suisan Kaisha, Ltd.	1,000	25,090
Unicharm Corp.	1,400	80,617
UNY Co., Ltd.	8,600	67,098
Yakult Honsha Co., Ltd.	1,400	66,581
Yamazaki Baking Co., Ltd.	1,000	13,432

		2,715,849

LUXEMBOURG — 0.1%
Oriflame Cosmetics SA SDR (b)	647	22,193

NETHERLANDS — 7.3%
DE Master Blenders 1753 NV (a)	3,191	38,487
Heineken NV	4,362	260,327
Koninklijke Ahold NV	18,229	228,583
Unilever NV	24,118	854,195

		1,381,592

NORWAY — 0.3%
Marine Harvest (a)	65,246	52,768

SINGAPORE — 1.3%
Golden Agri-Resources, Ltd. (b)	143,075	76,978
Olam International, Ltd. (b)	34,590	57,805
Wilmar International, Ltd. (b)	44,000	116,573

		251,356

SOUTH KOREA — 2.8%
Able C&C Co., Ltd.	149	12,092
Amorepacific Corp.	29	30,789
AMOREPACIFIC Group	25	11,089
Binggrae Co., Ltd.	120	11,391
CJ CheilJedang Corp.	93	25,731
Crown Confectionery Co., Ltd.	65	12,018
Dae Han Flour Mills Co., Ltd.	120	14,306
Daesang Corp.	580	12,264
Dongsuh Co., Inc.	351	10,043
Dongwon Industries Co., Ltd.	48	12,956
E-Mart Co., Ltd.	252	54,984
KT&G Corp.	1,496	114,008
LG Household & Health Care, Ltd.	128	73,131
Lotte Confectionery Co., Ltd.	10	13,964
Lotte Samkang Co., Ltd.	31	15,926
Maeil Dairy Industry Co., Ltd.	436	11,729
Namyang Dairy Products Co., Ltd.	17	15,816
NongShim Co., Ltd.	44	10,511
ORION Corp.	53	46,304
Ottogi Corp.	55	12,322

See accompanying notes to financial statements.

SPDR S&P International Consumer Staples Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Sajo Industries Co., Ltd.	240	$13,496

		534,870

SPAIN — 0.5%
Ebro Puleva SA	5,601	98,574

SWEDEN — 1.3%
Svenska Cellulosa AB	458	8,550
Svenska Cellulosa AB (Class B)	2,810	52,286
Swedish Match AB	4,431	179,495

		240,331

SWITZERLAND — 15.1%
Lindt & Spruengli AG (a)	40	126,665
Nestle SA	43,309	2,732,735

		2,859,400

UNITED KINGDOM — 28.6%
British American Tobacco PLC	25,308	1,299,377
Diageo PLC	34,126	958,580
Imperial Tobacco Group PLC	13,255	490,583
J Sainsbury PLC	23,864	133,911
Reckitt Benckiser Group PLC	9,268	533,537
SABMiller PLC	11,597	509,370
Tate & Lyle PLC	10,395	111,710
Tesco PLC	106,767	572,392
Unilever PLC	17,757	645,738
William Morrison Supermarkets PLC	36,261	166,997

		5,422,195

TOTAL COMMON STOCKS —
(Cost $17,991,527)		18,936,001

SHORT TERM INVESTMENTS — 2.0%
UNITED STATES — 2.0%
MONEY MARKET FUNDS — 2.0%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	251,690	251,690
State Street Institutional Liquid Reserves Fund 0.21% (d)(e)	119,841	119,841

TOTAL SHORT TERM INVESTMENTS —
(Cost $371,531)		371,531

TOTAL INVESTMENTS — 101.7%
(Cost $18,363,058)		19,307,532
OTHER ASSETS & LIABILITIES — (1.7)%		(321,928)

NET ASSETS — 100.0%		$18,985,604

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company
SDR = Swedish Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P International Energy Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.4%
AUSTRALIA — 4.9%
Origin Energy, Ltd.	9,667	$113,797
Paladin Energy, Ltd. (a)	7,807	10,108
Santos, Ltd.	11,649	137,613
Woodside Petroleum, Ltd.	5,982	206,153
WorleyParsons, Ltd.	3,225	94,875

		562,546

AUSTRIA — 0.5%
OMV AG	1,597	55,955

BERMUDA — 0.9%
Seadrill, Ltd.	2,693	105,231

CANADA — 30.0%
ARC Resources, Ltd.	2,393	58,126
Athabasca Oil Corp. (a)	4,758	63,733
Baytex Energy Corp.	972	46,153
Bonavista Energy Corp.	2,780	49,274
Cameco Corp.	4,729	92,037
Canadian Natural Resources, Ltd.	9,618	296,472
Canadian Oil Sands, Ltd.	3,983	85,210
Celtic Exploration, Ltd. (a)	1,000	18,578
Cenovus Energy, Inc.	6,912	241,019
Chinook Energy, Inc. (a)	8,978	14,325
Crescent Point Energy Corp. (b)	2,897	128,163
Enbridge, Inc.	7,261	283,370
EnCana Corp. (b)	8,260	180,739
Enerplus Corp.	2,628	43,535
Husky Energy, Inc. (b)	2,979	79,989
Imperial Oil, Ltd.	2,129	97,909
Keyera Corp.	500	24,209
MEG Energy Corp. (a)	1,060	40,280
Nexen, Inc.	6,306	159,581
Niko Resources, Ltd.	889	12,270
Pacific Rubiales Energy Corp.	2,518	60,113
Pembina Pipeline Corp.	2,400	67,320
Pengrowth Energy Corp.	4,200	28,300
Penn West Petroleum, Ltd. (b)	3,154	44,913
Petrobank Energy & Resources, Ltd. (a)	1,225	17,168
Petrominerales, Ltd. (b)	1,800	14,562
Peyto Exploration & Development Corp.	1,100	27,077
Precision Drilling Corp. (a)	4,802	37,725
Progress Energy Resources Corp.	1,500	33,386
ShawCor, Ltd. (Class A)	500	21,688
Suncor Energy, Inc.	13,918	457,450
Talisman Energy, Inc.	9,014	120,376
Tourmaline Oil Corp. (a)	1,060	33,062
TransCanada Corp.	6,950	316,015
Trican Well Service, Ltd.	2,301	29,910
Uranium One, Inc. (a)	5,549	13,253
Vermilion Energy, Inc. (b)	1,634	76,722

		3,414,012

FINLAND — 0.2%
Neste Oil Oyj	1,284	16,849

FRANCE — 10.3%
Bourbon SA	870	25,027
Compagnie Generale de Geophysique-Veritas (a)(b)	1,819	57,333
Technip SA	1,003	111,629
Total SA	19,811	983,792

		1,177,781

ITALY — 5.4%
ENI SpA (b)	22,397	490,410
Saipem SpA	2,421	116,393
Saras SpA (a)	9,858	12,505

		619,308

JAPAN — 2.9%
Idemitsu Kosan Co., Ltd.	300	24,679
Inpex Corp.	20	119,666
JX Holdings, Inc.	27,997	153,660
TonenGeneral Sekiyu K.K.	3,000	26,105

		324,110

LUXEMBOURG — 1.3%
Subsea 7 SA	2,594	59,902
Tenaris SA	4,194	85,682

		145,584

NETHERLANDS — 10.3%
Fugro NV	463	31,522
Royal Dutch Shell PLC (Class A)	31,666	1,095,295
SBM Offshore NV (a)	3,335	47,581

		1,174,398

NORWAY — 3.1%
Aker Solutions ASA	2,946	55,834
Kvaerner ASA	4,946	12,786
Petroleum Geo-Services ASA	2,693	44,548
StatoilHydro ASA	9,188	237,372

		350,540

PAPUA NEW GUINEA — 0.9%
Oil Search, Ltd.	13,755	106,134

PORTUGAL — 0.3%
Galp Energia SGPS SA (Class B)	2,201	35,735

SOUTH KOREA — 1.1%
GS Holdings	425	25,544
S-Oil Corp.	342	32,617
SK Innovation Co., Ltd.	453	68,678

		126,839

SPAIN — 1.3%
Repsol YPF SA	7,498	145,561

SWEDEN — 0.4%
Lundin Petroleum AB (a)	1,602	39,118

UNITED KINGDOM — 25.6%
Afren PLC (a)	9,020	20,406
AMEC PLC	4,642	85,903
BG Group PLC	28,920	583,750
BP PLC	160,131	1,128,699
Cairn Energy PLC (a)	6,734	29,914
Ophir Energy PLC (a)	2,637	25,890
Petrofac, Ltd.	1,227	31,603
Premier Oil PLC (a)	5,155	29,876
Royal Dutch Shell PLC (Class B)	22,216	788,519

See accompanying notes to financial statements.

SPDR S&P International Energy Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Tullow Oil PLC	8,844	$195,654

		2,920,214

TOTAL COMMON STOCKS —
(Cost $12,828,644)		11,319,915

RIGHTS — 0.0% (c)
FRANCE — 0.0% (c)
Cie Generale de Geophysique — Veritas (expiring 10/12/12) (a)(b) (Cost $0)	1,819	2,939

SHORT TERM INVESTMENTS — 4.1%
UNITED STATES — 4.1%
MONEY MARKET FUNDS — 4.1%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	374,253	374,253
State Street Institutional Liquid Reserves Fund 0.21% (e)(f)	91,062	91,062

TOTAL SHORT TERM INVESTMENTS —
(Cost $465,315)		465,315

TOTAL INVESTMENTS — 103.5%
(Cost $13,293,959)		11,788,169
OTHER ASSETS & LIABILITIES — (3.5)%		(398,801)

NET ASSETS — 100.0%		$11,389,368

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P International Financial Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.5%
AUSTRALIA — 14.3%
AMP, Ltd.	2,600	$11,708
ASX, Ltd.	320	9,840
Australia & New Zealand Banking Group, Ltd.	3,119	80,275
Commonwealth Bank of Australia	1,848	107,175
Macquarie Group, Ltd.	677	20,036
National Australia Bank, Ltd.	2,873	76,155
QBE Insurance Group, Ltd.	1,702	22,920
Stockland	7,790	27,057
Westfield Group	3,793	40,075
Westfield Retail Trust	2,512	7,549
Westpac Banking Corp.	3,954	102,178

		504,968

AUSTRIA — 0.7%
Erste Group Bank AG (a)	445	9,941
Sparkassen Immobilien AG	2,197	13,482

		23,423

BELGIUM — 0.5%
Ageas	355	8,522
Dexia SA (a)	2,124	601
Groupe Bruxelles Lambert SA	108	8,024

		17,147

BERMUDA — 0.8%
Lancashire Holdings, Ltd.	2,092	27,819

CANADA — 14.4%
Bank of Montreal	835	49,305
Bank of Nova Scotia (b)	1,402	76,829
Brookfield Asset Management, Inc. (Class A)	1,172	40,426
Canadian Imperial Bank of Commerce (b)	545	42,622
IGM Financial, Inc.	597	23,293
Manulife Financial Corp.	2,361	28,434
National Bank of Canada	395	29,867
Power Corp. of Canada	393	9,546
Royal Bank of Canada (b)	1,642	94,353
Sun Life Financial, Inc.	1,034	23,981
The Toronto-Dominion Bank (b)	1,089	90,744

		509,400

DENMARK — 1.0%
Danske Bank A/S (a)	1,414	25,549
Sydbank A/S (a)	591	11,158

		36,707

FINLAND — 1.1%
Pohjola Bank PLC	1,711	22,540
Technopolis Oyj	3,682	15,916

		38,456

FRANCE — 4.4%
AXA SA	2,432	36,262
BNP Paribas	1,433	68,175
Credit Agricole SA (a)	1,372	9,478
Societe Generale (a)	660	18,765
Unibail-Rodamco SE	119	23,745

		156,425

GERMANY — 5.5%
Allianz SE	618	73,614
Commerzbank AG (a)	1,674	2,991
Deutsche Bank AG	1,093	43,232
Deutsche Beteiligungs AG	830	20,662
Deutsche Boerse AG	128	7,092
Muenchener Rueckversicherungs- Gesellschaft AG	289	45,174

		192,765

HONG KONG — 6.9%
AIA Group, Ltd.	5,400	20,128
Bank of East Asia, Ltd.	6,579	24,693
Cheung Kong Holdings, Ltd.	3,967	58,175
Hang Lung Properties, Ltd.	4,922	16,823
Hong Kong Exchanges and Clearing, Ltd.	1,403	21,208
New World Development Co., Ltd.	11,115	17,232
Sun Hung Kai Properties, Ltd.	3,162	46,329
The Link REIT	2,405	11,400
Wharf Holdings, Ltd.	3,933	27,317

		243,305

IRELAND — 0.6%
Willis Group Holdings PLC (b)	574	21,192

ITALY — 1.7%
Assicurazioni Generali SpA	1,659	23,883
Banca Monte dei Paschi di Siena SpA (a)	10,662	3,094
Banca Popolare dell’Etruria e del Lazio Scrl	3,239	4,475
Banco Popolare Societa Cooperativa (a)	3,428	5,138
Intesa Sanpaolo SpA	9,632	14,659
UBI Banca ScPA	1,636	6,053
UniCredit SpA (a)	966	4,017

		61,319

JAPAN — 13.3%
Chuo Mitsui Trust Holdings, Inc.	6,933	20,674
Daiwa Securities Group, Inc.	3,900	14,888
Japan Real Estate Investment Corp.	1	10,103
Mitsubishi Estate Co., Ltd.	4,000	76,812
Mitsubishi UFJ Financial Group, Inc.	14,249	67,033
Mizuho Financial Group, Inc.	20,725	33,831
MS&AD Insurance Group Holdings, Inc.	886	15,385
Nippon Building Fund, Inc.	1	10,810
NKSJ Holdings, Inc.	700	13,748
Nomura Holdings, Inc.	5,596	20,068
ORIX Corp.	197	19,852
Resona Holdings, Inc.	2,156	8,868
Sumitomo Mitsui Financial Group, Inc.	1,669	52,344
T&D Holdings, Inc.	1,700	18,464
The Bank of Yokohama, Ltd.	2,000	9,537
The Chiba Bank, Ltd.	1,000	5,836
The Dai-ichi Life Insurance Co., Ltd.	11	12,527
The Shizuoka Bank, Ltd.	1,000	10,270
Tokai Tokyo Financial Holdings, Inc.	4,922	16,512
Tokio Marine Holdings, Inc.	1,279	32,781

		470,343

NETHERLANDS — 1.2%
Aegon NV	2,241	11,662

See accompanying notes to financial statements.

SPDR S&P International Financial Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

ING Groep NV (a)	3,983	$31,508

		43,170

NEW ZEALAND — 0.8%
AMP NZ Office Trust	34,336	27,952

NORWAY — 0.4%
SpareBank 1 SR Bank ASA	2,060	13,278

PORTUGAL — 0.0% (c)
Banif SGPS SA (a)	6,645	1,428

SINGAPORE — 2.8%
CapitaLand, Ltd.	4,922	12,759
Hong Leong Finance, Ltd.	7,867	15,648
Oversea-Chinese Banking Corp., Ltd.	2,366	18,015
United Overseas Bank, Ltd.	3,355	53,742

		100,164

SOUTH KOREA — 0.8%
KB Financial Group, Inc. ADR	384	13,551
Shinhan Financial Group Co., Ltd. ADR	239	16,047

		29,598

SPAIN — 4.2%
Banco Bilbao Vizcaya Argentaria SA (b)	5,712	44,921
Banco de Sabadell SA	5,955	16,012
Banco Popular Espanol SA	2,861	6,261
Banco Santander SA (a)	9,461	70,534
Bolsas y Mercados Espanoles	234	4,926
Realia Business SA (a)	3,780	3,453
Reyal Urbis SA (a)	4,615	879

		146,986

SWEDEN — 3.4%
Investor AB	612	13,497
Kinnevik Investment AB (Class B)	359	7,468
Nordea Bank AB	4,028	39,902
Skandinaviska Enskilda Banken AB (Class A)	3,163	26,533
Svenska Handelsbanken AB (Class A)	889	33,368

		120,768

SWITZERLAND — 5.6%
Credit Suisse Group AG (a)	1,442	30,580
GAM Holding AG (a)	490	6,387
Julius Baer Group, Ltd. (a)	408	14,240
Swiss Re AG (a)	686	44,125
UBS AG (a)	4,027	49,063
Valiant Holding AG (a)	28	2,436
Zurich Insurance Group AG (a)	201	50,089

		196,920

UNITED KINGDOM — 15.1%
Aviva PLC	4,191	21,569
Barclays PLC	12,949	44,925
British Land Co. PLC	2,255	19,008
HSBC Holdings PLC	19,084	176,673
Land Securities Group PLC	2,003	24,630
Lloyds Banking Group PLC (a)	45,161	28,317
Man Group PLC	3,352	4,458
Old Mutual PLC	5,499	15,087
Provident Financial PLC	1,250	27,714
Prudential PLC	3,935	50,929
Resolution, Ltd.	2,157	7,562
Royal Bank of Scotland Group PLC (a)	2,366	9,819
RSA Insurance Group PLC	11,299	20,161
Standard Chartered PLC	2,619	59,208
Standard Life PLC	5,680	25,012

		535,072

TOTAL COMMON STOCKS —
(Cost $4,922,924)		3,518,605

SHORT TERM INVESTMENTS — 5.5%
UNITED STATES — 5.5%
MONEY MARKET FUNDS — 5.5%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	174,481	174,481
State Street Institutional Liquid Reserves Fund 0.21% (e)(f)	19,287	19,287

TOTAL SHORT TERM INVESTMENTS —
(Cost $193,768)		193,768

TOTAL INVESTMENTS — 105.0%
(Cost $5,116,692)		3,712,373
OTHER ASSETS & LIABILITIES — (5.0)%		(178,364)

NET ASSETS — 100.0%		$3,534,009

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR S&P International Health Care Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.2%
AUSTRALIA — 4.6%
Ansell, Ltd.	3,107	$51,857
Cochlear, Ltd.	2,139	149,365
CSL, Ltd.	13,815	660,846
Mesoblast, Ltd. (a)	4,198	29,336
Primary Health Care, Ltd.	10,704	40,294
Ramsay Health Care, Ltd.	6,159	153,842
Sigma Pharmaceuticals, Ltd.	31,073	20,680
Sonic Healthcare, Ltd.	13,457	189,618

		1,295,838

BELGIUM — 1.0%
ThromboGenics NV (a)	3,617	145,089
UCB SA	2,736	150,615

		295,704

CANADA — 2.6%
Catamaran Corp. (a)	2,768	271,047
CML HealthCare, Inc.	2,400	21,709
Valeant Pharmaceuticals International, Inc. (a)	7,920	436,749

		729,505

DENMARK — 6.2%
Coloplast A/S (Class B)	885	184,496
GN Store Nord A/S	5,236	80,646
H. Lundbeck A/S	4,181	77,781
Novo Nordisk A/S (Class B)	8,278	1,309,286
William Demant Holding (a)	1,044	93,687

		1,745,896

FINLAND — 0.4%
Orion Oyj (Class A)	1,136	24,173
Orion OYJ (Class B)	3,630	77,755

		101,928

FRANCE — 9.3%
bioMerieux	586	54,454
Essilor International SA	6,144	575,983
Orpea	773	31,027
Sanofi	22,781	1,944,569
Virbac SA	119	20,637

		2,626,670

GERMANY — 9.7%
Bayer AG	15,672	1,347,428
Celesio AG	3,646	65,082
Fresenius Medical Care AG & Co. KGaA	5,499	403,669
Fresenius SE	3,439	399,689
Gerresheimer AG (a)	1,775	92,871
Merck KGaA	2,203	272,079
Rhoen-Klinikum AG	3,337	65,769
Stada Arzneimittel AG	2,775	80,879

		2,727,466

IRELAND — 0.9%
Elan Corp. PLC (a)	20,315	219,275
United Drug PLC	6,474	24,570

		243,845

ISRAEL — 3.7%
Teva Pharmaceutical Industries, Ltd.	25,392	1,029,143

ITALY — 0.2%
DiaSorin SpA	709	24,718
Recordati SpA	2,762	19,650
Sorin SpA (a)	8,670	19,631

		63,999

JAPAN — 17.7%
Alfresa Holdings Corp.	1,400	69,370
Astellas Pharma, Inc.	12,600	642,146
Chugai Pharmaceutical Co., Ltd.	5,625	118,212
Daiichi Sankyo Co., Ltd.	17,400	288,509
Dainippon Sumitomo Pharma Co., Ltd.	4,600	50,730
Eisai Co., Ltd.	7,800	352,905
Hisamitsu Pharmaceutical Co., Inc.	2,200	122,018
Kaken Pharmaceutical Co., Ltd.	2,000	29,974
Kissei Pharmaceutical Co., Ltd.	1,100	19,695
KYORIN Holdings, Inc.	1,700	41,976
Kyowa Hakko Kirin Co., Ltd.	14,422	174,806
M3, Inc.	6	11,437
Medipal Holdings Corp.	7,900	109,057
Miraca Holdings, Inc.	1,800	81,092
Mitsubishi Tanabe Pharma Corp.	6,700	102,222
Mochida Pharmaceutical Co., Ltd.	2,000	24,833
Nichi-iko Pharmaceutical Co., Ltd.	1,000	23,625
Nihon Kohden Corp.	1,200	41,784
Nikkiso Co., Ltd.	2,000	24,730
Nippon Shinyaku Co., Ltd.	2,000	25,553
Nipro Corp.	3,200	20,607
Olympus Corp. (a)	7,300	142,622
Ono Pharmaceutical Co., Ltd.	3,100	191,459
Otsuka Holdings Co., Ltd.	14,000	435,476
Rohto Pharmaceutical Co., Ltd.	3,000	45,463
Santen Pharmaceutical Co., Ltd.	2,200	101,517
Sawai Pharmaceutical Co., Ltd.	400	46,632
Shionogi & Co., Ltd.	7,600	116,442
Ship Healthcare Holdings, Inc.	900	28,828
Suzuken Co., Ltd.	1,800	60,039
Sysmex Corp.	2,200	106,182
Taisho Pharmaceutical Holdings Co. Ltd.	1,300	106,440
Takeda Pharmaceutical Co., Ltd.	19,900	919,544
Terumo Corp.	4,900	211,619
Toho Holdings Co., Ltd.	1,800	36,972
Tsumura & Co.	1,500	47,275

		4,971,791

LUXEMBOURG — 0.1%
Eurofins Scientific	210	29,826

NETHERLANDS — 0.6%
Mediq NV	1,529	25,375
QIAGEN NV (a)	8,531	157,164

		182,539

NEW ZEALAND — 0.4%
Fisher & Paykel Healthcare Corp., Ltd.	37,937	72,483
Ryman Healthcare Ltd.	10,765	36,664

		109,147

See accompanying notes to financial statements.

SPDR S&P International Health Care Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

NORWAY — 0.1%
Algeta ASA (a)	1,148	$29,679

SINGAPORE — 0.1%
Biosensors International Group, Ltd. (a)	37,000	36,798

SPAIN — 0.9%
Grifols SA (a)	6,337	209,521
Grifols SA (Class B) (a)	1,534	34,733

		244,254

SWEDEN — 1.6%
Elekta AB (Class B) (b)	12,440	164,593
Getinge AB (Class B)	6,199	187,390
Meda AB (Class A)	9,402	95,288

		447,271

SWITZERLAND — 23.0%
Actelion, Ltd. (a)	3,080	154,295
Galenica AG	171	101,348
Lonza Group AG (a)	1,775	92,905
Nobel Biocare Holding AG (a)	4,546	45,615
Novartis AG	51,288	3,140,694
Roche Holding AG (c)	771	147,670
Roche Holding AG (c)	13,774	2,575,113
Sonova Holding AG (a)	1,348	136,335
Straumann Holding AG	379	50,450
Tecan Group AG (a)	289	21,003

		6,465,428

UNITED KINGDOM — 16.1%
AstraZeneca PLC	27,517	1,313,037
BTG PLC (a)	8,868	46,196
Dechra Pharmaceuticals PLC	2,348	22,086
Genus PLC	5,769	140,855
GlaxoSmithKline PLC	94,386	2,175,716
Hikma Pharmaceuticals PLC	4,416	51,806
Shire PLC	15,187	444,865
Smith & Nephew PLC	27,458	303,058
Synergy Health PLC	1,574	23,384

		4,521,003

TOTAL COMMON STOCKS —
(Cost $27,147,257)		27,897,730

SHORT TERM INVESTMENTS — 0.5%
UNITED STATES — 0.5%
MONEY MARKET FUNDS — 0.5%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	81,301	81,301
State Street Institutional Liquid Reserves Fund 0.21% (e)(f)	49,480	49,480

TOTAL SHORT TERM INVESTMENTS —
(Cost $130,781)		130,781

TOTAL INVESTMENTS — 99.7%
(Cost $27,278,038)		28,028,511
OTHER ASSETS & LIABILITIES — 0.3%		94,628

NET ASSETS — 100.0%		$28,123,139

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P International Industrial Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 98.8%
AUSTRALIA — 4.2%
Bradken, Ltd.	3,653	$21,159
Brambles, Ltd.	11,040	80,593
GWA International, Ltd.	22,545	42,786
Leighton Holdings, Ltd.	1,717	29,675
Qantas Airways, Ltd. (a)	14,750	18,713
Seek, Ltd.	5,710	40,556
Toll Holdings, Ltd.	8,014	36,752
Transurban Group	15,085	94,121

		364,355

AUSTRIA — 0.5%
Andritz AG	331	18,766
Zumtobel AG	2,333	25,212

		43,978

CANADA — 4.3%
Bombardier, Inc. (Class B)	6,690	25,089
CAE, Inc.	4,006	42,871
Canadian National Railway Co.	1,987	175,668
Canadian Pacific Railway, Ltd.	635	52,655
SNC-Lavalin Group, Inc.	1,258	48,520
Toromont Industries, Ltd.	1,429	30,324

		375,127

DENMARK — 1.4%
A P Moller — Maersk A/S	8	57,322
FLSmidth & Co. A/S	482	27,990
NKT Holding A/S	676	23,566
Vestas Wind Systems A/S (a)	1,469	10,455

		119,333

FINLAND — 2.9%
Kone Oyj (Class B)	1,717	118,950
Metso Oyj	1,135	40,608
Wartsila Oyj	1,592	55,196
YIT Oyj	1,647	31,635

		246,389

FRANCE — 6.5%
Air France-KLM (a)	2,389	15,499
Alstom SA	1,263	44,334
Bouygues SA	1,085	26,521
Bureau Veritas SA	243	24,984
Compagnie de Saint-Gobain	1,945	68,399
Eiffage SA	521	17,119
Legrand SA	1,109	41,846
Safran SA	957	34,455
Schneider Electric SA	2,481	146,999
Vallourec SA	654	27,723
Vinci SA	2,688	114,619

		562,498

GERMANY — 9.0%
Brenntag AG	231	29,599
Deutsche Lufthansa AG	2,818	38,248
Deutsche Post AG	4,374	85,533
GEA Group AG	1,530	46,345
Hochtief AG (a)	489	22,937
Kloeckner & Co. SE (a)	1,299	12,428
MAN SE	627	57,473
Pfeiffer Vacuum Technology AG	402	42,982
SGL Carbon AG	725	29,091
Siemens AG	4,126	411,961

		776,597

GREECE — 0.2%
DryShips, Inc. (a)	6,692	15,659

HONG KONG — 3.3%
Cathay Pacific Airways, Ltd.	15,000	24,415
Hopewell Highway Infrastructure, Ltd.	115,000	59,775
Hutchison Whampoa, Ltd.	12,000	116,390
MTR Corp., Ltd.	6,000	22,752
Noble Group, Ltd.	34,131	36,866
Pacific Basin Shipping, Ltd.	50,000	22,894

		283,092

IRELAND — 0.3%
DCC PLC	814	23,458

ITALY — 1.2%
Ansaldo STS SpA	2,195	17,988
Atlantia SpA	1,455	22,612
Autostrada Torino-Milano SpA	1,579	14,321
Fiat Industrial SpA	3,746	36,650
Finmeccanica SpA (a)	2,617	12,444

		104,015

JAPAN — 29.4%
Asahi Glass Co., Ltd.	7,000	46,787
Central Japan Railway Co.	900	79,357
Dai Nippon Printing Co., Ltd.	4,000	27,969
Daikin Industries, Ltd.	1,500	39,004
East Japan Railway Co.	1,800	119,614
FANUC Corp.	1,100	177,866
Furukawa Electric Co., Ltd. (a)	9,000	17,005
Futaba Corp.	1,800	23,368
Hankyu Hanshin Holdings, Inc.	9,000	48,817
IHI Corp.	21,000	46,967
ITOCHU Corp.	8,200	83,370
JGC Corp.	2,000	66,967
JS Group Corp.	1,200	28,720
Kajima Corp.	13,000	35,591
Kamigumi Co., Ltd.	2,000	16,607
Kawasaki Heavy Industries, Ltd.	18,000	35,861
Kawasaki Kisen Kaisha, Ltd. (a)	11,000	13,856
Keikyu Corp.	4,000	37,841
Kintetsu Corp.	8,000	31,465
Kokuyo Co., Ltd.	5,800	47,265
Komatsu, Ltd.	4,800	94,828
Kubota Corp.	8,000	81,234
Makita Corp.	600	23,368
Marubeni Corp.	9,000	57,609
Meitic Corp.	100	2,285
MISUMI Group, Inc.	2,500	62,147
Mitsubishi Corp.	7,200	131,321
Mitsubishi Electric Corp.	9,000	66,632
Mitsubishi Heavy Industries, Ltd.	21,000	91,234
Mitsui & Co., Ltd.	8,600	121,373
Mitsui OSK Lines, Ltd.	8,000	18,715
Nidec Corp.	500	36,697
Nippon Sheet Glass Co., Ltd.	9,000	6,362

See accompanying notes to financial statements.

SPDR S&P International Industrial Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Nippon Yusen KK	9,000	$15,964
Odakyu Electric Railway Co., Ltd.	4,000	42,211
Park24 Co., Ltd.	300	4,928
Secom Co., Ltd.	1,700	88,933
SMC Corp.	400	64,679
Sojitz Corp.	18,900	24,536
Sumitomo Corp.	6,900	93,389
Sumitomo Electric Industries, Ltd.	5,000	53,021
Sumitomo Heavy Industries, Ltd.	7,000	24,023
THK Co., Ltd.	2,200	33,877
Tobu Railway Co., Ltd.	4,000	21,594
Tokyu Corp.	12,000	57,532
Toppan Printing Co., Ltd.	4,000	23,290
Toyota Tsusho Corp.	2,300	49,341
West Japan Railway Co.	1,000	42,866
Yamato Holdings Co., Ltd.	5,100	81,023

		2,539,309

NETHERLANDS — 3.6%
Aalberts Industries NV	427	7,674
European Aeronautic Defence and Space Co. NV	2,581	81,899
Koninklijke BAM Groep NV	2,606	7,976
Koninklijke Philips Electronics NV	5,455	127,409
Koninklijke Vopak NV	298	20,948
Randstad Holding NV	1,072	35,671
TNT Express NV	1,825	19,079
TNT NV	3,142	10,954

		311,610

NORWAY — 0.4%
Orkla ASA	4,616	35,083

SINGAPORE — 4.6%
Fraser and Neave, Ltd.	5,000	36,194
Jardine Matheson Holdings, Ltd.	1,680	95,592
Jardine Strategic Holdings, Ltd.	2,000	67,840
K-Green Trust	44,800	37,434
Keppel Corp., Ltd.	10,200	94,791
Neptune Orient Lines, Ltd. (a)	31,750	29,247
Singapore Airlines, Ltd.	4,000	35,021

		396,119

SOUTH KOREA — 1.2%
Daelim Industrial Co. Ltd.	141	12,039
GS Engineering & Construction Corp.	207	14,267
Hyundai Heavy Industries Co., Ltd.	218	49,526
Samsung Engineering Co., Ltd.	90	15,548
Samsung Heavy Industries Co., Ltd.	470	15,943

		107,323

SPAIN — 1.2%
Abertis Infraestructuras SA	2,100	30,934
ACS, Actividades de Construccion y Servicios SA	1,508	31,099
Ferrovial SA	1,810	23,577
International Consolidated Airlines Group SA (a)	7,116	17,121

		102,731

SWEDEN — 7.2%
Alfa Laval AB	3,168	57,546
Assa Abloy AB (Class B)	1,389	45,166
Atlas Copco AB	2,899	67,782
Atlas Copco AB (Class B)	1,750	36,673
B&B Tools AB	2,035	15,519
Sandvik AB	5,756	78,264
Scania AB (Class B)	1,382	25,399
Securitas AB (Class B)	4,306	32,364
Skanska AB (Class B)	1,847	29,945
SKF AB (Class B)	1,784	38,555
Trelleborg AB (Class B)	5,218	58,773
Volvo AB (Class A)	4,656	65,509
Volvo AB (Class B)	5,005	70,305

		621,800

SWITZERLAND — 6.8%
ABB, Ltd. (a)	11,260	211,350
Adecco SA (a)	1,093	52,056
Geberit AG (a)	379	82,470
Kuehne & Nagel International AG	425	48,026
Schindler Holding AG	215	26,446
SGS SA	45	92,509
Wolseley PLC	1,787	76,239

		589,096

UNITED KINGDOM — 10.6%
Aggreko PLC	2,060	76,942
Babcock International Group PLC	3,772	56,464
BAE Systems PLC	14,692	77,129
Bunzl PLC	1,486	26,611
Capita Group PLC	2,989	37,382
De La Rue PLC	454	7,426
Experian PLC	8,192	136,121
FirstGroup PLC	6,006	23,276
G4S PLC	6,206	26,627
IMI PLC	1,440	20,928
Intertek Group PLC	721	31,901
Invensys PLC	5,625	21,264
Meggitt PLC	3,509	22,376
Melrose PLC	5,682	22,223
Rentokil Initial PLC	23,968	31,466
Rolls-Royce Holdings PLC (a)	12,242	166,647
Serco Group PLC	5,317	49,798
Smiths Group PLC	3,109	52,062
The Weir Group PLC	929	26,523

		913,166

TOTAL COMMON STOCKS —
(Cost $10,736,359)		8,530,738

SHORT TERM INVESTMENT — 0.2%
UNITED STATES — 0.2%
MONEY MARKET FUND — 0.2%
State Street Institutional Liquid Reserves Fund 0.21% (b)(c) (Cost $18,957)	18,957	18,957

TOTAL INVESTMENTS — 99.0%
(Cost $10,755,316)		8,549,695
OTHER ASSETS & LIABILITIES — 1.0%		85,197

NET ASSETS — 100.0%		$8,634,892

See accompanying notes to financial statements.

SPDR S&P International Industrial Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

(a)	Non-income producing security.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P International Materials Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 98.6%
AUSTRALIA — 15.7%
Alumina, Ltd.	19,049	$16,838
Amcor, Ltd.	6,239	50,346
Arrium, Ltd.	19,412	11,002
BHP Billiton, Ltd.	27,036	928,911
BlueScope Steel, Ltd. (a)	26,945	11,768
Boral, Ltd.	17,983	71,810
Fortescue Metals Group, Ltd. (b)	14,050	50,991
Iluka Resources, Ltd.	11,518	118,937
Incitec Pivot, Ltd.	13,898	43,068
Mineral Deposits, Ltd. (a)	1,093	6,672
Newcrest Mining, Ltd.	4,964	150,422
Orica, Ltd.	4,876	126,105
OZ Minerals, Ltd.	4,038	28,344
Rio Tinto, Ltd.	3,829	212,468
Sims Metal Management, Ltd. (b)	2,810	27,994

		1,855,676

AUSTRIA — 0.8%
RHI AG	1,994	53,063
Voestalpine AG	1,361	40,779

		93,842

BELGIUM — 1.4%
Tessenderlo Chemie NV (a)	116	8
Tessenderlo Chemie NV	2,208	61,896
Umicore	2,045	107,012

		168,916

CANADA — 20.0%
Agnico-Eagle Mines, Ltd.	1,664	86,248
Agrium, Inc.	1,668	172,911
Alacer Gold Corp. (a)	1,390	10,256
Alamos Gold, Inc.	866	16,819
AuRico Gold, Inc. (a)	748	5,253
Barrick Gold Corp.	8,280	345,691
Centerra Gold, Inc.	1,212	15,163
Detour Gold Corp. (a)	399	11,123
Eldorado Gold Corp.	7,020	106,946
First Quantum Minerals, Ltd.	3,768	80,227
Goldcorp, Inc.	8,709	399,537
HudBay Minerals, Inc.	1,744	17,157
IAMGOLD Corp.	2,921	46,281
Inmet Mining Corp.	624	29,635
Kinross Gold Corp.	9,381	95,912
Lundin Mining Corp. (a)	12,934	65,988
New Gold, Inc. (a)	2,600	31,841
Osisko Mining Corp. (a)	1,447	14,324
Pan American Silver Corp.	1,716	36,764
Potash Corp. of Saskatchewan, Inc.	7,985	346,765
SEMAFO, Inc. (b)	3,464	15,807
Sherritt International Corp.	4,086	20,680
Silver Wheaton Corp.	1,995	79,237
Sino-Forest Corp. (a)(c)	3,077	0
Tanzanian Royalty Exploration Corp. (a)	1,390	7,134
Teck Resources, Ltd. (Class B)	4,547	134,060
Thompson Creek Metals Co., Inc. (a)	1,101	3,133
Turquoise Hill Resources, Ltd. (a)	6,829	58,091
Yamana Gold, Inc.	6,170	117,763

		2,370,746

DENMARK — 0.9%
Novozymes A/S (Class B)	3,933	108,530

FINLAND — 1.4%
Rautaruukki Oyj	1,233	7,773
Stora Enso Oyj	10,699	66,536
UPM-Kymmene Oyj	7,554	85,472

		159,781

FRANCE — 3.8%
Air Liquide SA	2,923	362,694
Eramet	36	4,224
Lafarge SA	1,631	87,939

		454,857

GERMANY — 10.2%
BASF SE	6,975	589,099
HeidelbergCement AG	568	29,792
K+S AG	1,639	80,685
Lanxess AG	1,850	153,583
Linde AG	1,381	238,072
Salzgitter AG	627	24,251
ThyssenKrupp AG	4,353	92,626

		1,208,108

HONG KONG — 0.4%
AMVIG Holdings, Ltd.	14,000	4,171
China Grand Forestry Green Resources Group, Ltd. (a)	15,400	983
China Mining Resources Group, Ltd. (a)(c)	160,000	0
China Rare Earth Holdings, Ltd.	92,000	20,410
Fushan International Energy Group, Ltd.	50,600	13,705
Yanchang Petroleum International, Ltd. (a)	80,000	5,159

		44,428

IRELAND — 1.0%
CRH PLC	6,320	121,960

ISRAEL — 0.3%
Israel Chemicals, Ltd.	3,318	40,175

ITALY — 0.3%
Buzzi Unicem SpA	3,315	36,741

JAPAN — 11.9%
Asahi Kasei Corp.	19,833	102,734
Denki Kagaku Kogyo Kabushiki Kaisha	12,855	39,986
JFE Holdings, Inc.	5,356	70,909
JSR Corp.	3,873	63,720
Kobe Steel, Ltd.	42,641	33,981
Mitsubishi Chemical Holdings Corp.	13,902	53,428
Mitsubishi Materials Corp.	19,866	62,815
Mitsui Chemicals, Inc.	15,876	31,221
Mitsui Mining & Smelting Co., Ltd.	15,809	33,731
Nippon Steel Corp.	57,506	118,264
Nitto Denko Corp.	2,576	123,171
Shin-Etsu Chemical Co., Ltd.	3,667	206,917
Sumitomo Chemical Co., Ltd.	17,838	45,627
Sumitomo Metal Industries, Ltd.	40,663	61,151
Sumitomo Metal Mining Co., Ltd.	5,927	75,040

See accompanying notes to financial statements.

SPDR S&P International Materials Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Taiheiyo Cement Corp.	34,744	$75,026
Teijin, Ltd.	23,805	58,442
Toray Industries, Inc.	17,838	105,928
Ube Industries, Ltd.	19,866	42,898

		1,404,989

LUXEMBOURG — 1.2%
APERAM	513	8,286
ArcelorMittal	7,190	103,229
Ternium SA ADR	1,753	34,394

		145,909

NETHERLANDS — 2.4%
Akzo Nobel NV	2,808	158,914
Koninklijke DSM NV	2,512	125,389

		284,303

NORWAY — 1.0%
Norsk Hydro ASA	5,368	25,167
Yara International ASA	1,857	93,097

		118,264

PORTUGAL — 0.3%
Semapa-Sociedade de Investimento e Gestao, SGPS, SA	5,291	33,959

SOUTH KOREA — 2.2%
POSCO ADR	3,196	260,602

SPAIN — 0.1%
Cementos Portland Valderrivas SA (a)	1,379	6,795

SWEDEN — 1.6%
Boliden AB	4,718	78,794
SSAB AB (Series A)	3,732	26,564
Svenska Cellulosa AB (Class B)	4,675	86,989

		192,347

SWITZERLAND — 5.2%
Givaudan SA (a)	118	112,061
Holcim, Ltd. (a)	2,078	132,445
Syngenta AG	979	366,162

		610,668

UNITED KINGDOM — 16.5%
Anglo American PLC	11,315	331,992
Antofagasta PLC	5,586	113,836
BHP Billiton PLC	18,417	572,490
Lonmin PLC	2,208	19,878
Randgold Resources, Ltd.	1,200	147,560
Rio Tinto PLC	11,277	525,361
Vedanta Resources PLC	1,174	19,508
Xstrata PLC	14,510	224,349

		1,954,974

TOTAL COMMON STOCKS —
(Cost $16,084,830)		11,676,570

SHORT TERM INVESTMENTS — 0.9%
UNITED STATES — 0.9%
MONEY MARKET FUNDS — 0.9%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	50,009	50,009
State Street Institutional Liquid Reserves Fund 0.21% (e)(f)	54,326	54,326

TOTAL SHORT TERM INVESTMENTS —
(Cost $104,335)		104,335

TOTAL INVESTMENTS — 99.5%
(Cost $16,189,165)		11,780,905
OTHER ASSETS & LIABILITIES — 0.5%		61,519

NET ASSETS — 100.0%		$11,842,424

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 3 inputs. (Note 2)
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P International Technology Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.2%
AUSTRALIA — 1.0%
Computershare, Ltd.	8,544	$73,745
Iress Market Technology, Ltd.	4,254	32,912

		106,657

BELGIUM — 0.6%
Barco NV	953	64,857

CANADA — 2.6%
CGI Group, Inc. (Class A) (a)	5,024	134,797
MacDonald, Dettwiler & Associates, Ltd.	668	34,895
Open Text Corp. (a)	1,105	60,879
Research In Motion, Ltd. (a)(b)	6,555	50,098

		280,669

DENMARK — 0.5%
SimCorp A/S	246	52,600

FINLAND — 1.8%
F-Secure Oyj	11,082	24,522
Nokia Oyj	51,358	132,805
Tieto Oyj	2,446	42,292

		199,619

FRANCE — 3.1%
Alcatel-Lucent (a)	41,920	46,326
Atos Origin SA	906	63,220
Cap Gemini SA	2,200	93,188
Dassault Systemes SA	693	72,893
Groupe Steria SCA	683	9,542
Neopost SA	657	36,320
UbiSoft Entertainment SA (a)	2,220	17,727

		339,216

GERMANY — 10.5%
Aixtron AG	1,996	26,641
Dialog Semiconductor PLC (a)	847	16,519
Infineon Technologies AG	16,164	102,686
SAP AG	12,177	863,337
Software AG	779	28,081
United Internet AG	3,640	74,317
Wincor Nixdorf AG	814	31,867

		1,143,448

HONG KONG — 1.2%
ASM Pacific Technology, Ltd.	6,049	71,582
GCL Poly Energy Holdings, Ltd.	80,000	12,279
VTech Holdings, Ltd.	3,371	41,305

		125,166

ISRAEL — 0.5%
Ituran Location and Control Ltd.	2,286	26,799
NICE Systems, Ltd. (a)	930	30,795

		57,594

JAPAN — 34.1%
Advantest Corp.	2,478	32,329
Alps Electric Co., Ltd.	4,463	23,175
Brother Industries, Ltd.	4,263	39,671
Canon, Inc.	16,373	525,072
Citizen Holdings Co., Ltd.	5,355	27,326
Dainippon Screen Manufacturing Co., Ltd.	5,937	29,303
DeNA Co., Ltd.	2,300	76,627
FUJIFILM Holdings Corp.	6,148	103,362
Fujitsu, Ltd.	24,784	93,338
Gree, Inc.	2,200	40,409
Hirose Electric Co., Ltd.	494	55,559
Hitachi High-Technologies Corp.	1,984	48,019
Hitachi, Ltd.	57,549	321,032
Horiba, Ltd.	1,586	46,805
Hoya Corp.	5,655	124,657
Ibiden Co., Ltd.	2,279	33,423
IT Holdings Corp.	2,279	29,703
Japan Digital Laboratory Co., Ltd.	2,183	23,906
Keyence Corp.	494	126,992
Konami Corp.	1,785	40,679
Konica Minolta Holdings, Inc.	6,933	53,468
Kyocera Corp.	1,984	172,389
Mitsumi Electric Co., Ltd. (a)	2,279	12,244
Murata Manufacturing Co., Ltd.	2,479	132,394
NEC Corp. (a)	69,710	111,106
Nintendo Co., Ltd.	1,388	176,444
Nippon Electric Glass Co., Ltd.	6,933	38,408
Nomura Research Institute, Ltd.	2,279	47,133
NTT Data Corp.	23	72,400
Obic Co., Ltd.	298	62,703
Oki Electric Industry Co., Ltd. (a)	26,776	30,631
Omron Corp.	3,172	61,157
Ricoh Co., Ltd.	6,933	58,726
Rohm Co., Ltd.	1,586	53,573
SCSK Corp.	2,300	40,620
Seiko Epson Corp.	2,279	13,943
SRA Holdings	6,700	76,731
Sumco Corp. (a)	2,478	16,754
Taiyo Yuden Co., Ltd.	1,984	16,780
TDK Corp.	1,785	66,674
Tokyo Electron, Ltd.	2,279	97,399
Toshiba Corp.	49,580	159,319
Trend Micro, Inc.	1,587	44,469
Yahoo! Japan Corp.	270	103,176
Yamatake Corp.	1,986	40,052
Yaskawa Electric Corp.	6,933	46,606
Yokogawa Electric Corp.	5,849	67,812

		3,714,498

NETHERLANDS — 5.1%
ASM International NV	1,412	47,539
ASML Holding NV	5,916	316,538
Gemalto NV	1,697	149,439
VistaPrint NV (a)(b)	1,031	35,209

		548,725

SINGAPORE — 1.2%
Flextronics International, Ltd. (a)(b)	12,603	75,618
Venture Corp., Ltd.	8,925	58,569

		134,187

SOUTH KOREA — 25.3%
LG Display Co., Ltd. ADR (a)	8,143	102,358
NCSoft Corp.	89	19,018
NHN Corp.	394	102,982
Samsung Electronics Co., Ltd. GDR	4,079	2,455,558

See accompanying notes to financial statements.

SPDR S&P International Technology Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

SK Hynix, Inc. (a)	3,680	$75,327

		2,755,243

SPAIN — 1.3%
Amadeus IT Holding SA	4,962	115,735
Indra Sistemas SA (b)	2,086	20,234

		135,969

SWEDEN — 4.0%
Hexagon AB (Class B)	2,627	56,414
Telefonaktiebolaget LM Ericsson (Class B)	41,944	382,873

		439,287

SWITZERLAND — 1.0%
Logitech International SA (a)(b)	2,735	25,086
STMicroelectronics NV	12,444	67,335
Temenos Group AG (a)	1,356	20,272

		112,693

UNITED KINGDOM — 5.4%
ARM Holdings PLC	24,539	227,847
Aveva Group PLC	1,640	52,091
Diploma PLC	12,252	94,036
Imagination Technologies Group PLC (a)	2,559	19,628
Spectris PLC	3,195	88,998
The Sage Group PLC	20,880	105,670

		588,270

TOTAL COMMON STOCKS —
(Cost $12,505,575)		10,798,698

WARRANTS — 0.0% (c)
FRANCE — 0.0% (c)
UbiSoft Entertainment SA (expiring 10/10/13) (a) (Cost $0)	2,722	168

SHORT TERM INVESTMENTS — 1.4%
UNITED STATES — 1.4%
MONEY MARKET FUNDS — 1.4%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	95,113	95,113
State Street Institutional Liquid Reserves Fund 0.21% (e)(f)	56,574	56,574

TOTAL SHORT TERM INVESTMENTS —
(Cost $151,687)		151,687

TOTAL INVESTMENTS — 100.6%
(Cost $12,657,262)		10,950,553
OTHER ASSETS & LIABILITIES — (0.6)%		(69,888)

NET ASSETS — 100.0%		$10,880,665

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
PLC = Public Limited Company
SCA = Societe en Commandite par Actions

See accompanying notes to financial statements.

SPDR S&P International Telecommunications Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 98.3%
AUSTRALIA — 1.9%
Telstra Corp., Ltd.	115,048	$468,983

AUSTRIA — 0.3%
Telekom Austria AG	12,519	88,581

BELGIUM — 1.4%
Belgacom SA	6,203	189,529
Mobistar SA	1,489	47,028
Telenet Group Holding NV	2,594	116,300

		352,857

CANADA — 7.3%
BCE, Inc.	10,594	465,500
Bell Aliant, Inc.	5,445	151,018
Rogers Communications, Inc. (Class B) (a)	17,852	721,221
TELUS Corp. (b)	5,740	358,922
TELUS Corp. (b)	2,353	148,290

		1,844,951

DENMARK — 0.4%
TDC A/S	14,030	102,321

FINLAND — 0.7%
Elisa Oyj	8,039	181,919

FRANCE — 8.7%
France Telecom SA	79,971	965,862
Iliad SA	979	159,576
Vivendi SA	53,953	1,053,305

		2,178,743

GERMANY — 6.0%
Deutsche Telekom AG	116,161	1,430,898
Freenet AG	4,224	69,014

		1,499,912

HONG KONG — 0.3%
HKT Trust/HKT, Ltd.	1,869	1,586
PCCW, Ltd.	179,000	73,186

		74,772

ISRAEL — 0.5%
Bezeq The Israeli Telecommunication Corp., Ltd.	73,706	85,486
Cellcom Israel, Ltd.	2,014	17,276
Partner Communications Co., Ltd.	3,385	18,232

		120,994

ITALY — 2.5%
Telecom Italia SpA (b)	419,450	420,906
Telecom Italia SpA (b)	237,895	208,574

		629,480

JAPAN — 16.5%
KDDI Corp.	11,200	872,391
Nippon Telegraph & Telephone Corp.	19,200	918,046
NTT DoCoMo, Inc.	570	927,532
Softbank Corp.	34,800	1,413,471

		4,131,440

LUXEMBOURG — 1.4%
COLT Telecom Group SA (c)	41,098	79,041
Millicom International Cellular SA	3,022	280,924

		359,965

NETHERLANDS — 1.8%
Koninklijke (Royal) KPN NV	58,330	446,197

NEW ZEALAND — 0.6%
Chorus, Ltd.	11,580	31,264
Telecom Corporation of New Zealand, Ltd.	55,623	109,970

		141,234

NORWAY — 2.4%
Telenor ASA	30,706	599,123

PORTUGAL — 0.8%
Portugal Telecom SGPS SA	38,599	191,033

SINGAPORE — 3.6%
Singapore Telecommunications, Ltd.	301,539	786,602
StarHub, Ltd. (a)	42,000	127,366

		913,968

SOUTH KOREA — 2.0%
KT Corp. ADR	14,330	224,121
SK Telecom Co., Ltd. ADR	19,636	285,508

		509,629

SPAIN — 8.7%
Telefonica SA	164,178	2,191,355

SWEDEN — 3.6%
Tele2 AB (Class B)	14,449	262,685
TeliaSonera AB	88,555	638,575

		901,260

SWITZERLAND — 1.5%
Swisscom AG	935	376,069

UNITED KINGDOM — 25.4%
BT Group PLC	306,877	1,143,222
Cable & Wireless Communications PLC	118,867	69,254
Inmarsat PLC	22,459	213,974
Jazztel PLC (c)	9,444	56,350
TalkTalk Telecom Group PLC	24,698	73,942
Vodafone Group PLC	1,696,430	4,814,485

		6,371,227

TOTAL COMMON STOCKS —
(Cost $26,230,675)		24,676,013

SHORT TERM INVESTMENTS — 3.1%
UNITED STATES — 3.1%
MONEY MARKET FUNDS — 3.1%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	435,398	435,398

See accompanying notes to financial statements.

SPDR S&P International Telecommunications Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

State Street Institutional Liquid Reserves Fund 0.21% (e)(f)	340,375	$340,375

TOTAL SHORT TERM INVESTMENTS —
(Cost $775,773)		775,773

TOTAL INVESTMENTS — 101.4%
(Cost $27,006,448)		25,451,786
OTHER ASSETS & LIABILITIES — (1.4)%		(353,652)

NET ASSETS — 100.0%		$25,098,134

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(c)	Non-income producing security.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P International Utilities Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.3%
AUSTRALIA — 4.2%
AGL Energy, Ltd.	31,738	$494,075
APA Group (a)	43,233	213,101
DUET Group	32,076	68,046
Energy World Corp., Ltd. (b)	21,980	9,143
Envestra, Ltd.	94,991	89,397
Hastings Diversified Utilities Fund	13,917	37,628
SP AusNet	80,714	87,711
Spark Infrastructure Group (c)	35,703	60,518

		1,059,619

AUSTRIA — 0.4%
Verbund AG	4,923	101,968

CANADA — 6.3%
Algonquin Power & Utilities Corp.	8,066	54,678
ATCO, Ltd. (Class I)	2,931	229,368
Atlantic Power Corp.	5,504	82,340
Canadian Utilities, Ltd. (Class A)	3,019	210,758
Capital Power Corp.	3,482	75,341
Emera, Inc.	5,256	185,305
Fortis, Inc.	12,673	431,857
Just Energy Group, Inc.	3,666	39,978
Northland Power, Inc.	4,216	81,582
TransAlta Corp.	14,308	218,848

		1,610,055

CHINA — 0.8%
ENN Energy Holdings, Ltd.	46,000	193,712

FINLAND — 1.6%
Fortum Oyj	22,772	419,814

FRANCE — 9.4%
EDF SA	14,065	295,033
GDF Suez (a)	74,274	1,662,630
Sechilienne-Sidec SA	2,481	39,068
Suez Environnement Co.	11,853	134,480
Veolia Environnement SA	23,045	248,919

		2,380,130

GERMANY — 13.7%
E.ON AG	100,607	2,389,941
RWE AG	24,594	1,101,553

		3,491,494

HONG KONG — 8.8%
Cheung Kong Infrastructure Holdings, Ltd.	24,000	145,332
CLP Holdings, Ltd.	92,500	786,219
Hong Kong & China Gas Co., Ltd.	308,201	781,509
Hongkong Electric Holdings, Ltd.	62,000	526,579

		2,239,639

ITALY — 8.2%
A2A SpA	70,713	35,033
Enel Green Power SpA	72,518	122,775
Enel SpA	327,214	1,158,484
Hera SpA	31,967	51,613
Iren SpA	14,935	8,562
Snam Rete Gas SpA	88,621	393,337
Terna Rete Elettrica Nationale SpA	82,987	309,612

		2,079,416

JAPAN — 13.3%
Chubu Electric Power Co., Inc.	33,888	442,983
Electric Power Development Co., Ltd.	9,200	242,890
Hokkaido Electric Power Co., Inc.	9,000	73,342
Hokuriku Electric Power Co.	11,294	137,473
Japan Wind Development Co., Ltd. (b)	7	8,800
Kyushu Electric Power Co., Inc.	24,692	204,391
Osaka Gas Co., Ltd.	90,958	402,179
Saibu Gas Co., Ltd.	11,000	31,388
Shikoku Electric Power Co., Inc.	9,100	103,048
Shizuoka Gas Co., Ltd.	1,500	11,028
The Chugoku Electric Power Co., Inc.	15,487	206,427
The Kansai Electric Power Co., Inc.	40,098	314,393
The Okinawa Electric Power Co., Inc.	500	16,761
The Tokyo Electric Power Co., Inc. (b)	75,099	123,556
Toho Gas Co., Ltd.	22,000	146,761
Tohoku Electric Power Co., Inc. (b)	27,672	223,368
Tokyo Gas Co., Ltd.	122,958	679,588

		3,368,376

NEW ZEALAND — 0.5%
Contact Energy, Ltd. (b)	5,346	23,448
Infratil, Ltd.	5,957	10,713
Vector, Ltd.	41,395	98,003

		132,164

PORTUGAL — 1.2%
EDP — Energias de Portugal SA	109,534	301,841

SOUTH KOREA — 1.3%
Korea Electric Power Corp. ADR (b)	26,088	324,013

SPAIN — 7.3%
Acciona SA	1,440	82,050
EDP Renovaveis SA (b)	22,301	99,985
Enagas	10,985	216,929
Gas Natural SDG SA	18,467	261,692
Iberdrola SA	199,382	904,949
Red Electrica Corporacion SA	5,996	284,603

		1,850,208

UNITED KINGDOM — 22.3%
APR Energy PLC	889	11,994
Centrica PLC	267,597	1,416,475
Drax Group PLC	20,918	171,256
National Grid PLC	180,578	1,991,609
Pennon Group PLC	18,088	211,031
Scottish & Southern Energy PLC	48,501	1,090,206
Severn Trent PLC	13,141	356,285
United Utilities Group PLC	36,317	419,897

		5,668,753

TOTAL COMMON STOCKS —
(Cost $28,807,491)		25,221,202

SHORT TERM INVESTMENTS — 4.6%
UNITED STATES — 4.6%
MONEY MARKET FUNDS — 4.6%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	956,439	956,439

See accompanying notes to financial statements.

SPDR S&P International Utilities Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

State Street Institutional Liquid Reserves Fund 0.21% (e)(f)	228,812	$228,812

TOTAL SHORT TERM INVESTMENTS —
(Cost $1,185,251)		1,185,251

TOTAL INVESTMENTS — 103.9%
(Cost $29,992,742)		26,406,453
OTHER ASSETS & LIABILITIES — (3.9)%		(1,003,337)

NET ASSETS — 100.0%		$25,403,116

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.2% of net assets as of September 30, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2012

								SPDR S&P Emerging
	SPDR STOXX	SPDR EURO	SPDR S&P Emerging	SPDR S&P Small Cap Emerging			SPDR S&P Emerging	Markets	SPDR S&P	SPDR S&P Emerging	SPDR S&P Emerging
	Europe	STOXX	Asia Pacific	Asia Pacific	SPDR S&P Russia	SPDR S&P	Markets	Dividend	BRIC	Europe	Latin America
	50 ETF	50 ETF	ETF	ETF	ETF	China ETF	ETF	ETF	40 ETF	ETF	ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$37,561,579	$990,715,185	$383,394,252	$2,202,427	$39,845,626	$756,773,014	$158,746,868	$299,701,324	$295,733,401	$86,193,804	$113,606,339
Investments in securities of affiliated issuers, at value (Note 3)	944,283	55,937,351	28,846,778	34,097	904,170	133,828,582	10,302,483	35,819,007	37,295,397	1,703,441	12,703,591

Total Investments	38,505,862	1,046,652,536	412,241,030	2,236,524	40,749,796	890,601,596	169,049,351	335,520,331	333,028,798	87,897,245	126,309,930
Cash	—	—	—	46,062	—	42,274	—	—	—	—	—
Foreign currency, at value	106,893	1,667,832	4,201,046	—	—	3,616,732	6,202,581	3,133,310	413,145	374,873	13,526
Initial margin deposit on futures	—	—	—	—	—	—	408,556	—	—	—	—
Receivable for investments sold	—	—	—	—	2,062,803	451,028	19,637	—	—	178,437	413,568
Receivable for fund shares sold	—	—	—	—	—	—	—	8,708,266	—	—	—
Receivable for foreign taxes recoverable	101,746	513,091	—	—	—	—	—	5,221	—	8,763	—
Dividends and interest receivable — unaffiliated issuers	59,683	1,431,463	535,649	3,085	36,116	1,389,107	271,227	1,646,897	364,287	174,669	274,416
Dividends receivable — affiliated issuers	2,257	161,079	16,351	97	237	100,222	7,297	61,677	6,583	1,557	4,137

TOTAL ASSETS	38,776,441	1,050,426,001	416,994,076	2,285,768	42,848,952	896,200,959	175,958,649	349,075,702	333,812,813	88,635,544	127,015,577

LIABILITIES
Payable upon return of securities loaned	752,366	51,714,846	25,651,515	33,997	367,020	133,083,476	9,456,178	28,742,094	37,126,518	1,703,341	12,474,233
Payable for investments purchased	—	—	—	—	2,428,483	2,797,939	—	10,069,852	—	—	—
Due to custodian	—	—	—	14,211	—	—	—	—	—	172,778	318,735
Payable for variation margin on futures contracts	—	—	—	—	—	—	24,974	—	—	—	—
Distributions payable	190,890	4,307,565	—	—	—	—	—	8,185,021	—	—	—
Accrued advisory fee (Note 3)	24,473	583,199	571,960	5,730	90,673	1,132,019	290,700	445,245	361,366	120,182	167,569
Deferred foreign taxes payable	—	—	1,000,369	10,613	—	—	163,937	117,548	—	—	—
Accrued trustees’ fees and expenses (Note 3)	62	813	925	11	104	1,565	359	482	706	190	261

TOTAL LIABILITIES	967,791	56,606,423	27,224,769	64,562	2,886,280	137,014,999	9,936,148	47,560,242	37,488,590	1,996,491	12,960,798

NET ASSETS	$37,808,650	$993,819,578	$389,769,307	$2,221,206	$39,962,672	$759,185,960	$166,022,501	$301,515,460	$296,324,223	$86,639,053	$114,054,779

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$67,687,025	$1,097,805,585	$397,073,415	$1,896,364	$52,141,825	$901,996,871	$178,112,963	$342,048,017	$411,386,447	$143,146,649	$148,146,360
Undistributed (distribution in excess of) net investment income	38,338	(3,145,144)	4,468,393	71,163	918,715	4,629,404	1,515,172	(576,223)	2,475,120	1,655,785	31,346
Accumulated net realized gain (loss) on investments, foreign currency transactions and futures	(20,526,653)	(82,482,594)	(18,362,545)	159,636	(2,430,335)	(53,004,155)	(4,560,549)	(28,328,542)	(80,288,436)	(32,200,512)	(14,088,058)
Net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $0, $0, $1,000,369, $10,613, $0, $0, $163,937, $117,548, $0, $0, $0, respectively)	(9,395,954)	(18,346,881)	6,567,934	94,151	(10,667,624)	(94,437,454)	(8,987,598)	(11,664,044)	(37,249,059)	(25,965,594)	(20,031,370)
Foreign currency	5,894	(11,388)	22,110	(108)	91	1,294	(31,982)	36,252	151	2,725	(3,499)
Futures	—	—	—	—	—	—	(25,505)	—	—	—	—

NET ASSETS	$37,808,650	$993,819,578	$389,769,307	$2,221,206	$39,962,672	$759,185,960	$166,022,501	$301,515,460	$296,324,223	$86,639,053	$114,054,779

NET ASSET VALUE PER SHARE
Net asset value per share	$31.50	$30.96	$73.54	$44.42	$28.54	$65.45	$63.85	$43.70	$22.97	$41.26	$71.28

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,200,370	32,100,967	5,300,000	50,000	1,400,000	11,600,000	2,600,000	6,900,000	12,900,000	2,100,000	1,600,000

COST OF INVESTMENTS:
Unaffiliated issuers	$46,957,533	$1,009,062,066	$375,825,949	$2,097,663	$50,513,250	$851,210,468	$167,570,529	$311,247,820	$332,982,460	$112,159,398	$133,637,709
Affiliated issuers	944,283	55,937,351	28,846,778	34,097	904,170	133,828,582	10,302,483	35,819,007	37,295,397	1,703,441	12,703,591

Total cost of investments	$47,901,816	$1,064,999,417	$404,672,727	$2,131,760	$51,417,420	$985,039,050	$177,873,012	$347,066,827	$370,277,857	$113,862,839	$146,341,300

Foreign currency, at cost	$106,812	$1,665,207	$4,183,278	$(14,061)	$—	$3,615,901	$6,235,723	$3,131,118	$413,118	$373,863	$10,731

* Includes investments in securities on loan, at value	$696,937	$47,775,870	$24,234,047	$31,259	$355,690	$124,252,712	$9,104,133	$27,232,798	$35,127,777	$1,591,429	$11,725,095

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (continued)
September 30, 2012

	SPDR S&P Emerging					SPDR S&P Global
	Middle			SPDR Dow Jones International	SPDR FTSE/Macquarie	Natural
	East & Africa		SPDR S&P International	Real Estate	Global	Resources		SPDR MSCI	SPDR MSCI EM	SPDR Russell/Nomura	SPDR Russell/Nomura
	ETF	SPDR S&P World ex-US ETF	Small Cap ETF	ETF	Infrastructure 100 ETF	ETF	SPDR MSCI ACWI ex-US ETF	ACWI IMI ETF	50 ETF	PRIME Japan ETF	Small Cap Japan ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$91,659,445	$408,517,111	$668,209,221	$3,123,225,962	$36,067,935	$412,052,316	$381,498,429	$4,916,543	$4,718,201	$13,942,767	$62,592,372
Investments in securities of affiliated issuers, at value (Note 3)	7,536,437	47,028,352	77,446,190	143,635,993	7,308,735	38,706,913	41,737,877	27,030	6,699	4,161,027	15,504,688

Total Investments	99,195,882	455,545,463	745,655,411	3,266,861,955	43,376,670	450,759,229	423,236,306	4,943,573	4,724,900	18,103,794	78,097,060
Cash	—	373	6,699	—	—	—	297	—	—	—	—
Foreign currency, at value	1,057,950	1,676,826	7,090,469	8,494,670	59,615	2,175,941	1,241,224	51,142	8,159	146,442	1,247,511
Receivable for investments sold	2,374,808	—	—	32,534,942	—	—	—	—	—	—	—
Receivable for fund shares sold	—	—	—	19,678,072	—	—	—	—	—	—	—
Receivable for foreign taxes recoverable	—	142,897	214,961	496,384	38,927	62,943	363,885	1,604	—	—	—
Dividends and interest receivable — unaffiliated issuers	44,905	1,384,334	2,798,342	8,394,027	163,892	240,446	1,224,402	11,031	3,167	138,331	480,252
Dividends receivable — affiliated issuers	7,693	22,340	58,240	29,835	2,785	20,743	21,253	4	1	1,044	4,682

TOTAL ASSETS	102,681,238	458,772,233	755,824,122	3,336,489,885	43,641,889	453,259,302	426,087,367	5,007,354	4,736,227	18,389,611	79,829,505

LIABILITIES
Payable upon return of securities loaned	7,443,236	46,696,155	75,674,265	115,240,095	7,211,101	38,015,474	41,429,188	—	—	4,145,222	15,172,472
Payable for investments purchased	3,119,721	495,485	—	51,945,763	—	—	—	—	—	—	—
Distributions payable	—	—	—	28,113,523	—	—	—	—	—	—	—
Accrued advisory fee (Note 3)	132,015	297,860	968,186	4,390,750	53,151	391,535	335,651	3,042	5,674	17,749	93,579
Deferred foreign taxes payable	—	—	—	—	—	—	103,873	69	—	—	—
Accrued trustees’ fees and expenses (Note 3)	198	423	101,412	141,802	73	521	879	10	9	29	175

TOTAL LIABILITIES	10,695,170	47,489,923	76,743,863	199,831,933	7,264,325	38,407,530	41,869,591	3,121	5,683	4,163,000	15,266,226

NET ASSETS	$91,986,068	$411,282,310	$679,080,259	$3,136,657,952	$36,377,564	$414,851,772	$384,217,776	$5,004,233	$4,730,544	$14,226,611	$64,563,279

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$116,882,511	$399,937,060	$779,077,847	$3,490,615,010	$58,696,620	$440,009,073	$503,521,089	$5,000,000	$5,000,000	$18,892,752	$88,164,638
Undistributed (distribution in excess of) net investment income	657,074	2,651,414	5,403,261	(38,597,893)	416,538	2,317,024	3,308,680	30,083	37,119	138,970	575,884
Accumulated net realized gain (loss) on investments and foreign currency transactions	(21,079,878)	(4,070,016)	(21,568,544)	(521,748,392)	(9,237,734)	(14,509,996)	(59,590,950)	1,614	(63,226)	(1,212,152)	(5,217,618)
Net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $0, $0, $0, $0, $0, $0, $103,873, $69, $0, $0, $0, respectively)	(4,476,801)	12,766,145	(83,930,660)	206,270,457	(13,495,014)	(12,976,708)	(63,015,682)	(27,967)	(243,367)	(3,596,618)	(18,978,296)
Foreign currency	3,162	(2,293)	98,355	118,770	(2,846)	12,379	(5,361)	503	18	3,659	18,671

NET ASSETS	$91,986,068	$411,282,310	$679,080,259	$3,136,657,952	$36,377,564	$414,851,772	$384,217,776	$5,004,233	$4,730,544	$14,226,611	$64,563,279

NET ASSET VALUE PER SHARE
Net asset value per share	$70.76	$23.91	$27.49	$39.29	$40.42	$50.90	$30.49	$50.04	$47.31	$35.57	$41.65

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,300,000	17,200,000	24,700,000	79,835,379	900,000	8,150,000	12,600,000	100,000	100,000	400,000	1,550,075

COST OF INVESTMENTS:
Unaffiliated issuers	$96,136,246	$395,750,966	$752,139,881	$2,916,955,505	$49,562,949	$425,029,024	$444,410,238	$4,944,441	$4,961,568	$17,539,385	$81,570,668
Affiliated issuers	7,536,437	47,028,352	77,446,190	143,635,993	7,308,735	38,706,913	41,737,877	27,030	6,699	4,161,027	15,504,688

Total cost of investments	$103,672,683	$442,779,318	$829,586,071	$3,060,591,498	$56,871,684	$463,735,937	$486,148,115	$4,971,471	$4,968,267	$21,700,412	$97,075,356

Foreign currency, at cost	$1,057,300	$1,681,058	$6,995,278	$8,492,487	$58,802	$2,161,817	$1,234,998	$50,645	$8,142	$142,818	$1,229,250

* Includes investments in securities on loan, at value	$7,088,715	$44,449,588	$71,049,939	$108,632,768	$6,970,923	$36,483,297	$39,117,270	$—	$—	$3,915,982	$14,444,173

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (continued)
September 30, 2012

					SPDR S&P International	SPDR S&P International
					Consumer	Consumer	SPDR S&P International	SPDR S&P International	SPDR S&P International	SPDR S&P International	SPDR S&P International
	SPDR S&P International		SPDR S&P Emerging	SPDR Dow Jones Global	Discretionary	Staples	Energy	Financial	Health	Industrial	Materials
	Dividend	SPDR S&P	Markets	Real Estate	Sector	Sector	Sector	Sector	Care Sector	Sector	Sector
	ETF	International Mid Cap ETF	Small Cap ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$994,302,640	$35,754,341	$892,386,607	$541,991,907	$5,473,027	$18,936,001	$11,322,854	$3,518,605	$27,897,730	$8,530,738	$11,676,570
Investments in securities of affiliated issuers, at value (Note 3)	106,728,764	5,057,991	36,609,230	38,115,950	110,623	371,531	465,315	193,768	130,781	18,957	104,335

Total Investments	1,101,031,404	40,812,332	928,995,837	580,107,857	5,583,650	19,307,532	11,788,169	3,712,373	28,028,511	8,549,695	11,780,905
Cash	—	—	—	10,767	—	—	—	—	—	—	—
Foreign currency, at value	1,310,228	303,515	3,028,431	1,704,298	36,798	29,487	46,571	2,800	520,872	—	149,211
Receivable for investments sold	329,550	—	16,236,834	260,162	—	1,661,228	—	—	1,025,957	446,223	—
Receivable for foreign taxes recoverable	494,442	11,935	11,275	31,397	5,427	48,609	1,862	1,871	60,843	8,482	9,390
Dividends and interest receivable — unaffiliated issuers	4,798,770	138,004	1,330,192	1,273,461	15,190	69,889	16,905	15,508	86,701	34,539	21,661
Dividends receivable — affiliated issuers	189,339	2,031	146,666	7,070	23	59	1,041	23	12	1	8

TOTAL ASSETS	1,108,153,733	41,267,817	949,749,235	583,395,012	5,641,088	21,116,804	11,854,548	3,732,575	29,722,896	9,038,940	11,961,175

LIABILITIES
Payable upon return of securities loaned	94,354,018	5,053,842	36,609,130	33,497,599	93,078	251,690	374,253	174,481	81,301	—	50,009
Payable for investments purchased	—	181,500	6,197,912	1,436,359	—	—	—	—	1,446,642	362,372	—
Due to custodian	—	—	6,781,324	—	—	—	—	—	—	14,719	—
Payable for fund shares repurchased	—	—	—	—	—	1,734,744	—	—	—	—	—
Distributions payable	12,262,681	—	—	4,367,805	9,992	119,322	76,862	19,187	48,272	16,356	54,214
Accrued advisory fee (Note 3)	1,013,674	39,105	1,397,346	616,270	8,788	25,405	14,041	4,887	23,508	10,575	14,500
Deferred foreign taxes payable	—	—	1,315,781	—	—	—	—	—	—	—	—
Accrued trustees’ fees and expenses (Note 3)	1,508	74	1,738	795	15	39	24	11	34	26	28

TOTAL LIABILITIES	107,631,881	5,274,521	52,303,231	39,918,828	111,873	2,131,200	465,180	198,566	1,599,757	404,048	118,751

NET ASSETS	$1,000,521,852	$35,993,296	$897,446,004	$543,476,184	$5,529,215	$18,985,604	$11,389,368	$3,534,009	$28,123,139	$8,634,892	$11,842,424

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$1,139,342,828	$35,602,831	$1,060,303,107	$485,095,885	$6,145,029	$18,116,959	$13,495,410	$5,838,142	$27,498,595	$11,039,355	$16,581,398
Undistributed (distribution in excess of) net investment income	748,990	322,854	11,680,827	(7,023,219)	74,497	1,316	28,976	86,595	98,894	119,611	96,307
Accumulated net realized gain (loss) on investments and foreign currency transactions	(115,346,170)	74,426	(38,396,779)	(10,956,746)	(55,600)	(77,437)	(629,093)	(986,427)	(223,502)	(318,475)	(427,602)
Net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $0, $0, $1,315,781, $0, $0, $0, $0, $0, $0, $0, $0, respectively)	(24,214,765)	(7,905)	(136,120,468)	76,351,977	(634,837)	944,474	(1,505,790)	(1,404,319)	750,473	(2,205,621)	(4,408,260)
Foreign currency	(9,031)	1,090	(20,683)	8,287	126	292	(135)	18	(1,321)	22	581

NET ASSETS	$1,000,521,852	$35,993,296	$897,446,004	$543,476,184	$5,529,215	$18,985,604	$11,389,368	$3,534,009	$28,123,139	$8,634,892	$11,842,424

NET ASSET VALUE PER SHARE
Net asset value per share	$45.27	$27.69	$44.43	$40.56	$27.65	$34.52	$25.31	$17.67	$35.15	$24.67	$23.68

Shares outstanding (unlimited amount authorized, $0.01 par value)	22,101,326	1,300,000	20,200,000	13,400,000	200,000	550,000	450,000	200,000	800,000	350,000	500,000

COST OF INVESTMENTS:
Unaffiliated issuers	$1,018,517,405	$35,762,246	$1,027,191,294	$465,639,930	$6,107,864	$17,991,527	$12,828,644	$4,922,924	$27,147,257	$10,736,359	$16,084,830
Affiliated issuers	106,728,764	5,057,991	36,609,230	38,115,950	110,623	371,531	465,315	193,768	130,781	18,957	104,335

Total cost of investments	$1,125,246,169	$40,820,237	$1,063,800,524	$503,755,880	$6,218,487	$18,363,058	$13,293,959	$5,116,692	$27,278,038	$10,755,316	$16,189,165

Foreign currency, at cost	$1,305,128	$303,642	$3,032,391	$1,700,964	$36,656	$29,485	$46,570	$2,791	$519,419	$(14,928)	$148,537

* Includes investments in securities on loan, at value	$91,288,793	$4,766,652	$60,907,651	$32,179,093	$87,927	$235,286	$348,995	$164,587	$77,069	$—	$47,302

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (continued)
September 30, 2012

	SPDR S&P International	SPDR S&P International	SPDR S&P International
	Technology	Telecommunications	Utilities
	Sector	Sector	Sector
	ETF	ETF	ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$10,798,866	$24,676,013	$25,221,202
Investments in securities of affiliated issuers, at value (Note 3)	151,687	775,773	1,185,251

Total Investments	10,950,553	25,451,786	26,406,453
Foreign currency, at value	21,597	144,898	38,386
Receivable for foreign taxes recoverable	3,002	15,653	14,709
Dividends and interest receivable — unaffiliated issuers	28,265	89,505	144,513
Dividends receivable — affiliated issuers	38	25	1,008

TOTAL ASSETS	11,003,455	25,701,867	26,605,069

LIABILITIES
Payable upon return of securities loaned	95,113	435,398	956,439
Distributions payable	13,665	140,415	225,662
Accrued advisory fee (Note 3)	13,984	27,885	19,826
Accrued trustees’ fees and expenses (Note 3)	28	35	26

TOTAL LIABILITIES	122,790	603,733	1,201,953

NET ASSETS	$10,880,665	$25,098,134	$25,403,116

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$12,731,519	$27,193,674	$29,888,309
Undistributed (distribution in excess of) net investment income	43,669	35,334	(1,000)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(188,045)	(578,809)	(897,409)
Net unrealized appreciation (depreciation) on:
Investments	(1,706,709)	(1,554,662)	(3,586,289)
Foreign currency	231	2,597	(495)

NET ASSETS	$10,880,665	$25,098,134	$25,403,116

NET ASSET VALUE PER SHARE
Net asset value per share	$24.18	$22.82	$16.39

Shares outstanding (unlimited amount authorized, $0.01 par value)	450,000	1,100,000	1,550,000

COST OF INVESTMENTS:
Unaffiliated issuers	$12,505,575	$26,230,675	$28,807,491
Affiliated issuers	151,687	775,773	1,185,251

Total cost of investments	$12,657,262	$27,006,448	$29,992,742

Foreign currency, at cost	$21,429	$142,277	$38,152

* Includes investments in securities on loan, at value	$92,250	$424,309	$883,025

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2012

								SPDR S&P Emerging
	SPDR STOXX	SPDR EURO	SPDR S&P Emerging	SPDR S&P Small Cap Emerging			SPDR S&P Emerging	Markets	SPDR S&P	SPDR S&P Emerging	SPDR S&P Emerging
	Europe	STOXX	Asia Pacific	Asia Pacific	SPDR S&P Russia	SPDR S&P	Markets	Dividend	BRIC	Europe	Latin America
	50 ETF	50 ETF	ETF	ETF (1)	ETF	China ETF	ETF	ETF	40 ETF	ETF	ETF

INVESTMENT INCOME
Dividend income on securities of unaffiliated issuers (Note 2)	$1,455,068	$24,132,310	$12,554,919	$125,702	$1,550,694	$24,659,988	$5,815,742	$19,403,493	$10,700,605	$3,212,119	$4,135,142
Dividend income on securities of affiliated issuers (Note 3)	59	1,075	1,369	37	461	949	3,117	1,017	1,487	372	689
Affiliated securities lending — net (Note 3 and Note 8)	26,417	839,406	271,841	586	12,726	1,527,028	97,776	670,159	210,608	96,211	78,263
Interest income (Note 2)	92	—	4,475	71	—	—	8,132	2,451	—	—	—
Foreign taxes withheld	(115,089)	(3,079,801)	(1,736,800)	(17,672)	(222,028)	(2,066,673)	(687,131)	(2,332,201)	(1,208,424)	(525,368)	(361,941)

TOTAL INVESTMENT INCOME	1,366,547	21,892,990	11,095,804	108,724	1,341,853	24,121,292	5,237,636	17,744,919	9,704,276	2,783,334	3,852,153

EXPENSES
Advisory fee (Note 3)	89,734	1,251,406	2,654,583	23,899	299,317	4,512,719	1,035,273	1,413,582	1,715,824	546,641	751,432
Trustees’ fees and expenses (Note 3)	747	5,844	11,739	66	1,024	17,821	3,809	4,395	9,086	2,261	3,050
Miscellaneous expenses	—	955	17,933	1,875	—	1,954	1,628	37,478	2,619	2,772	1,883

TOTAL EXPENSES	90,481	1,258,205	2,684,255	25,840	300,341	4,532,494	1,040,710	1,455,455	1,727,529	551,674	756,365

NET INVESTMENT INCOME	1,276,066	20,634,785	8,411,549	82,884	1,041,512	19,588,798	4,196,926	16,289,464	7,976,747	2,231,660	3,095,788

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(3,104,903)	(36,951,775)	(1,691,950)	172,654	1,662,500	19,485,395	1,458,720	(26,679,063)	7,272,319	(12,076,576)	(3,087,134)
Foreign currency transactions	(5,598)	(164,555)	(417,218)	(6,701)	240	21,367	(421,348)	(478,796)	(118,386)	(18,715)	(148,794)
Futures	—	—	249,844	—	—	—	647,590	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in securities of unaffiliated issuers (net of deferred foreign taxes of $0, $0, $1,000,369, $10,613, $0, $0, $163,937, $117,548, $0, $0, $0, respectively)	6,623,222	77,037,151	52,950,780	94,151	3,465,700	34,909,330	14,611,054	(3,393,643)	30,417,187	21,628,518	14,633,279
Foreign currency transactions	932	(444)	254,040	(108)	98	5,538	272,629	46,337	(1,599)	35,326	14,627
Futures	—	—	—	—	—	—	(158,136)	—	—	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FUTURES	3,513,653	39,920,377	51,345,496	259,996	5,128,538	54,421,630	16,410,509	(30,505,165)	37,569,521	9,568,553	11,411,978

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$4,789,719	$60,555,162	$59,757,045	$342,880	$6,170,050	$74,010,428	$20,607,435	$(14,215,701)	$45,546,268	$11,800,213	$14,507,766

(1)	For the period January 11, 2012 (commencement of operations) to September 30, 2012.

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
STATEMENTS OF OPERATIONS (continued)
For the Year Ended September 30, 2012

	SPDR S&P Emerging					SPDR S&P Global
	Middle			SPDR Dow Jones International	SPDR FTSE/Macquarie	Natural		SPDR MSCI	SPDR MSCI EM
	East & Africa		SPDR S&P International	Real Estate	Global	Resources		ACWI IMI	50	SPDR Russell/Nomura	SPDR Russell/Nomura
	ETF	SPDR S&P World ex-US ETF	Small Cap ETF	ETF	Infrastructure 100 ETF	ETF	SPDR MSCI ACWI ex-US ETF	ETF (1)	ETF (1)	PRIME Japan ETF	Small Cap Japan ETF

INVESTMENT INCOME
Dividend income on securities of unaffiliated issuers (Note 2)	$3,739,930	$8,348,308	$19,477,773	$121,307,599	$1,709,513	$7,494,714	$15,438,195	$101,253	$113,123	$354,867	$1,830,426
Dividend income on securities of affiliated issuers (Note 3)	210	996	2,093	5,923	147	744	1,000	24	6	24	241
Affiliated securities lending — net (Note 3 and Note 8)	32,702	193,077	864,393	1,312,071	43,825	138,916	348,443	—	—	7,217	64,947
Interest income (Note 2)	2,004	667	5,316	5,214	—	428	818	—	—	—	—
Foreign taxes withheld	(132,099)	(653,161)	(1,285,262)	(8,320,848)	(105,454)	(543,858)	(1,298,389)	(6,378)	(13,270)	(24,841)	(128,175)

TOTAL INVESTMENT INCOME	3,642,747	7,889,887	19,064,313	114,309,959	1,648,031	7,090,944	14,490,067	94,899	99,859	337,267	1,767,439

EXPENSES
Advisory fee (Note 3)	571,053	741,585	4,080,439	14,814,307	210,605	1,055,975	1,459,133	7,122	13,620	72,200	465,000
Trustees’ fees and expenses (Note 3)	2,440	3,840	17,470	57,167	869	5,292	10,779	35	34	371	2,290
Miscellaneous expenses	524	25	2,311	2,753	245	2	571	48	68	—	1

TOTAL EXPENSES	574,017	745,450	4,100,220	14,874,227	211,719	1,061,269	1,470,483	7,205	13,722	72,571	467,291

NET INVESTMENT INCOME	3,068,730	7,144,437	14,964,093	99,435,732	1,436,312	6,029,675	13,019,584	87,694	86,137	264,696	1,300,148

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(616,184)	1,641,799	(8,545,656)	(11,041,655)	(2,735,855)	(5,239,881)	15,473,112	1,614	(63,226)	(119,902)	857,590
Foreign currency transactions	(134,277)	22,802	(129,064)	(807,314)	(8,762)	(90,925)	(80,780)	(3,195)	(2,738)	4,858	33,093
Net change in unrealized appreciation (depreciation) on:
Investments in securities of unaffiliated issuers (net of deferred foreign taxes of $0, $0, $0, $0, $0, $0, $103,873, $69, $0, $0, $0, respectively)	14,615,910	21,201,183	57,793,004	471,638,153	4,123,456	30,089,199	27,763,396	(27,967)	(243,367)	(506,519)	(5,970,460)
Foreign currency transactions	78,047	31,694	195,314	280,625	1,545	39,608	62,165	503	18	2,567	23,891

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	13,943,496	22,897,478	49,313,598	460,069,809	1,380,384	24,798,001	43,217,893	(29,045)	(309,313)	(618,996)	(5,055,886)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$17,012,226	$30,041,915	$64,277,691	$559,505,541	$2,816,696	$30,827,676	$56,237,477	$58,649	$(223,176)	$(354,300)	$(3,755,738)

(1)	For the period February 27, 2012 (commencement of operations) to September 30, 2012.

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
STATEMENTS OF OPERATIONS (continued)
For the Year Ended September 30, 2012

					SPDR S&P International	SPDR S&P International
					Consumer	Consumer	SPDR S&P International	SPDR S&P International	SPDR S&P International	SPDR S&P International	SPDR S&P International
	SPDR S&P International		SPDR S&P Emerging	SPDR Dow Jones Global	Discretionary	Staples	Energy	Financial	Health	Industrial	Materials
	Dividend	SPDR S&P	Markets	Real Estate	Sector	Sector	Sector	Sector	Care Sector	Sector	Sector
	ETF	International Mid Cap ETF	Small Cap ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF

INVESTMENT INCOME
Dividend income on securities of unaffiliated issuers (Note 2)	$60,258,138	$1,142,518	$26,968,904	$14,209,533	$201,313	$632,396	$466,233	$248,426	$618,920	$375,897	$326,912
Dividend income on securities of affiliated issuers (Note 3)	2,974	108	8,064	1,198	21	51	21	49	34	55	32
Affiliated securities lending — net (Note 3 and Note 8)	2,165,063	37,007	1,223,148	129,447	23	87	1,080	172	47	—	5
Interest income (Note 2)	1,683	80	5,734	336	9	—	—	—	—	—	—
Foreign taxes withheld	(5,396,257)	(86,942)	(3,223,801)	(599,419)	(17,650)	(44,355)	(41,055)	(14,117)	(57,899)	(31,893)	(24,252)

TOTAL INVESTMENT INCOME	57,031,601	1,092,771	24,982,049	13,741,095	183,716	588,179	426,279	234,530	561,102	344,059	302,697

EXPENSES
Advisory fee (Note 3)	3,392,434	162,977	5,550,403	1,986,614	37,278	96,908	58,133	26,418	87,545	62,079	66,577
Trustees’ fees and expenses (Note 3)	16,582	923	21,085	8,686	176	512	302	158	451	381	332
Miscellaneous expenses	12,346	309	31,040	3	206	3	—	—	—	—	—

TOTAL EXPENSES	3,421,362	164,209	5,602,528	1,995,303	37,660	97,423	58,435	26,576	87,996	62,460	66,909

NET INVESTMENT INCOME	53,610,239	928,562	19,379,521	11,745,792	146,056	490,756	367,844	207,954	473,106	281,599	235,788

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(100,579,608)	621,617	(36,750,387)	(376,536)	(31,903)	1,207,952	36,013	(640,325)	1,487,644	(2,310,711)	(1,008,197)
Foreign currency transactions	(254,253)	(9,320)	(127,026)	(57,450)	(562)	(8,146)	(159)	1,446	(2,916)	(15,162)	(5,467)
Net change in unrealized appreciation (depreciation) on:
Investments in securities of unaffiliated issuers (net of deferred foreign taxes of $0, $0, $1,315,781, $0, $0, $0, $0, $0, $0, $0, $0, respectively)	81,526,726	2,915,760	128,961,925	80,297,381	666,622	1,707,714	1,422,947	938,478	1,443,794	2,636,754	1,992,213
Foreign currency transactions	172,998	8,965	46,447	15,325	1,198	2,911	572	815	834	11,247	5,055

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(19,134,137)	3,537,022	92,130,959	79,878,720	635,355	2,910,431	1,459,373	300,414	2,929,356	322,128	983,604

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,476,102	$4,465,584	$111,510,480	$91,624,512	$781,411	$3,401,187	$1,827,217	$508,368	$3,402,462	$603,727	$1,219,392

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
STATEMENTS OF OPERATIONS (continued)
For the Year Ended September 30, 2012

	SPDR S&P International	SPDR S&P International	SPDR S&P International
	Technology	Telecommunications	Utilities
	Sector	Sector	Sector
	ETF	ETF	ETF

INVESTMENT INCOME
Dividend income on securities of unaffiliated issuers (Note 2)	$255,486	$1,349,450	$823,711
Dividend income on securities of affiliated issuers (Note 3)	43	71	20
Affiliated securities lending — net (Note 3 and Note 8)	605	15	1,975
Foreign taxes withheld	(25,355)	(114,708)	(75,637)

TOTAL INVESTMENT INCOME	230,779	1,234,828	750,069

EXPENSES
Advisory fee (Note 3)	67,322	88,441	66,286
Trustees’ fees and expenses (Note 3)	372	397	300
Miscellaneous expenses	—	53	161

TOTAL EXPENSES	67,694	88,891	66,747

NET INVESTMENT INCOME	163,085	1,145,937	683,322

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(17,569)	(75,499)	(490,932)
Foreign currency transactions	2,918	1,906	(7,425)
Net change in unrealized appreciation (depreciation) on:
Investments	1,451,574	122,647	(359,594)
Foreign currency transactions	2,881	3,245	1,102

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	1,439,804	52,299	(856,849)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,602,889	$1,198,236	$(173,527)

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR STOXX Europe 50 ETF		SPDR EURO STOXX 50 ETF		SPDR S&P Emerging Asia Pacific ETF		SPDR S&P Small Cap Emerging Asia Pacific ETF	SPDR S&P Russia ETF
							For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	1/11/12*-	Year Ended	Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/12	9/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,276,066	$1,349,950	$20,634,785	$6,949,490	$8,411,549	$13,145,498	$82,884	$1,041,512	$1,250,315
Net realized gain (loss) on investments, foreign currency transactions and futures	(3,110,501)	(5,536,317)	(37,116,330)	(6,168,975)	(1,859,324)	56,614,429	165,953	1,662,740	(2,996,831)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	6,624,154	535,158	77,036,707	(28,110,616)	53,204,820	(168,039,986)	94,043	3,465,798	(14,180,949)

Net increase (decrease) in net assets resulting from operations	4,789,719	(3,651,209)	60,555,162	(27,330,101)	59,757,045	(98,280,059)	342,880	6,170,050	(15,927,465)

Net equalization credits and charges (Note 2)	44,870	(35,813)	5,083,733	(10,290)	—	—	—	—	—

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,310,972)	(1,722,185)	(23,665,812)	(6,825,929)	(11,357,965)	(11,323,304)	—	(734,365)	(644,694)
Net realized gains	—	—	—	—	(6,448,372)	(23,251,099)	—	—	(38,444)

Total distributions to shareholders	(1,310,972)	(1,722,185)	(23,665,812)	(6,825,929)	(17,806,337)	(34,574,403)	—	(734,365)	(683,138)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	9,207,749	1,776,314	872,677,121	14,244,357	58,923,157	99,434,496	6,000,000	58,954,430	171,810,579
Cost of shares redeemed	(4,561,754)	(5,126,178)	(32,103,362)	(26,132,264)	(225,859,690)	(164,432,966)	(4,145,479)	(68,038,560)	(117,591,784)
Net income equalization (Note 2)	(44,870)	35,813	(5,083,733)	10,290	—	—	—	—	—
Other capital (Note 4)	—	—	—	—	—	—	23,805	—	—

Net increase (decrease) in net assets from beneficial interest transactions	4,601,125	(3,314,051)	835,490,026	(11,877,617)	(166,936,533)	(64,998,470)	1,878,326	(9,084,130)	54,218,795

Net increase (decrease) in net assets during the year	8,124,742	(8,723,258)	877,463,109	(46,043,937)	(124,985,825)	(197,852,932)	2,221,206	(3,648,445)	37,608,192
Net assets at beginning of year	29,683,908	38,407,166	116,356,469	162,400,406	514,755,132	712,608,064	—	43,611,117	6,002,925

NET ASSETS END OF YEAR (1)	$37,808,650	$29,683,908	$993,819,578	$116,356,469	$389,769,307	$514,755,132	$2,221,206	$39,962,672	$43,611,117

SHARES OF BENEFICIAL INTEREST:
Shares sold	300,000	50,000	29,150,000	350,000	800,000	1,200,000	150,000	2,100,000	4,950,000
Shares redeemed	(150,000)	(150,000)	(1,100,000)	(700,000)	(3,200,000)	(2,100,000)	(100,000)	(2,400,000)	(3,450,000)

Net increase (decrease)	150,000	(100,000)	28,050,000	(350,000)	(2,400,000)	(900,000)	50,000	(300,000)	1,500,000

(1) Including undistributed (distribution in excess of) net investment income	$38,338	$78,842	$(3,145,144)	$50,438	$4,468,393	$8,075,824	$71,163	$918,715	$604,450

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P China ETF		SPDR S&P Emerging Markets ETF		SPDR S&P Emerging Markets Dividend ETF		SPDR S&P BRIC 40 ETF		SPDR S&P Emerging Europe ETF
						For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	2/23/11*-	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,588,798	$12,637,445	$4,196,926	$4,118,805	$16,289,464	$1,379,593	$7,976,747	$11,272,538	$2,231,660	$4,796,402
Net realized gain (loss) on investments, foreign currency transactions and futures	19,506,762	29,207,934	1,684,962	14,650,694	(27,157,859)	(1,002,603)	7,153,933	54,900	(12,095,291)	12,555,375
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and futures	34,914,868	(239,151,583)	14,725,547	(47,942,526)	(3,347,306)	(8,280,486)	30,415,588	(95,333,006)	21,663,844	(48,636,548)

Net increase (decrease) in net assets resulting from operations	74,010,428	(197,306,204)	20,607,435	(29,173,027)	(14,215,701)	(7,903,496)	45,546,268	(84,005,568)	11,800,213	(31,284,771)

Net equalization credits and charges (Note 2)	—	—	—	—	39,699	256,420	—	—	—	—

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(17,799,814)	(12,717,627)	(3,935,967)	(3,449,980)	(16,170,078)	(1,145,654)	(8,184,641)	(9,949,352)	(2,483,872)	(3,314,025)
Net realized gains	—	—	(1,641,948)	(2,055,341)	—	—	—	—	—	—
Return of capital	—	—	—	—	—	(369,715)	—	—	—	—

Total distributions to shareholders	(17,799,814)	(12,717,627)	(5,577,915)	(5,505,321)	(16,170,078)	(1,515,369)	(8,184,641)	(9,949,352)	(2,483,872)	(3,314,025)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	361,916,129	249,488,320	69,497,172	22,136,942	301,310,984	66,655,329	59,300,750	58,652,018	12,293,731	83,485,831
Cost of shares redeemed	(276,074,102)	(100,011,130)	(73,110,940)	(49,519,357)	(24,272,187)	(2,374,022)	(174,820,377)	(50,235,514)	(53,887,987)	(162,294,891)
Net income equalization (Note 2)	—	—	—	—	(39,699)	(256,420)	—	—	—	—
Other capital (Note 4)	—	—	6,299	—	—	—	29,705	—	—	—

Net increase (decrease) in net assets from beneficial interest transactions	85,842,027	149,477,190	(3,607,469)	(27,382,415)	276,999,098	64,024,887	(115,489,922)	8,416,504	(41,594,256)	(78,809,060)

Net increase (decrease) in net assets during the year	142,052,641	(60,546,641)	11,422,051	(62,060,763)	246,653,018	54,862,442	(78,128,295)	(85,538,416)	(32,277,915)	(113,407,856)
Net assets at beginning of year	617,133,319	677,679,960	154,600,450	216,661,213	54,862,442	—	374,452,518	459,990,934	118,916,968	232,324,824

NET ASSETS END OF YEAR (1)	$759,185,960	$617,133,319	$166,022,501	$154,600,450	$301,515,460	$54,862,442	$296,324,223	$374,452,518	$86,639,053	$118,916,968

SHARES OF BENEFICIAL INTEREST:
Shares sold	5,300,000	3,200,000	1,100,000	300,000	6,200,000	1,300,000	2,400,000	2,100,000	300,000	1,500,000
Shares redeemed	(4,400,000)	(1,400,000)	(1,200,000)	(700,000)	(550,000)	(50,000)	(7,400,000)	(2,000,000)	(1,400,000)	(3,400,000)

Net increase (decrease)	900,000	1,800,000	(100,000)	(400,000)	5,650,000	1,250,000	(5,000,000)	100,000	(1,100,000)	(1,900,000)

(1) Including undistributed (distribution in excess of) net investment income	$4,629,404	$2,818,514	$1,515,172	$1,653,719	$(576,223)	$—	$2,475,120	$2,801,400	$1,655,785	$1,926,713

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

					SPDR S&P World
	SPDR S&P Emerging Latin America ETF		SPDR S&P Emerging Middle East & Africa ETF		ex-US ETF		SPDR S&P International Small Cap ETF		SPDR Dow Jones International Real Estate ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,095,788	$5,055,046	$3,068,730	$3,777,880	$7,144,437	$3,817,629	$14,964,093	$18,470,279	$99,435,732	$73,410,429
Net realized gain (loss) on investments and foreign currency transactions	(3,235,928)	4,810,272	(750,461)	8,043,294	1,664,601	724,421	(8,674,720)	28,772,713	(11,848,969)	(121,700,778)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,647,906	(49,927,722)	14,693,957	(27,104,556)	21,232,877	(18,186,639)	57,988,318	(114,471,355)	471,918,778	(173,966,964)

Net increase (decrease) in net assets resulting from operations	14,507,766	(40,062,404)	17,012,226	(15,283,382)	30,041,915	(13,644,589)	64,277,691	(67,228,363)	559,505,541	(222,257,313)

Net equalization credits and charges (Note 2)	—	—	—	—	—	—	—	—	74,316,078	4,006,396

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,522,698)	(4,376,380)	(4,218,267)	(3,403,851)	(5,552,612)	(3,469,047)	(19,547,099)	(17,128,845)	(111,418,761)	(143,046,493)
Net realized gains	—	—	—	—	—	—	(5,368,799)	—	—	—

Total distributions to shareholders	(3,522,698)	(4,376,380)	(4,218,267)	(3,403,851)	(5,552,612)	(3,469,047)	(24,915,898)	(17,128,845)	(111,418,761)	(143,046,493)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	15,730,530	60,807,488	—	37,950,689	276,158,565	30,339,642	21,977,675	258,796,089	949,877,415	1,072,202,027
Cost of shares redeemed	(34,492,351)	(105,731,416)	(26,217,547)	(56,518,124)	(9,044,674)	—	(112,179,707)	(67,096,242)	(257,380,643)	(25,085,031)
Net income equalization (Note 2)	—	—	—	—	—	—	—	—	(74,316,078)	(4,006,396)
Other capital (Note 4)	—	—	—	—	—	—	13,909	—	—	—

Net increase (decrease) in net assets from beneficial interest transactions	(18,761,821)	(44,923,928)	(26,217,547)	(18,567,435)	267,113,891	30,339,642	(90,188,123)	191,699,847	618,180,694	1,043,110,600

Net increase (decrease) in net assets during the year	(7,776,753)	(89,362,712)	(13,423,588)	(37,254,668)	291,603,194	13,226,006	(50,826,330)	107,342,639	1,140,583,552	681,813,190
Net assets at beginning of year	121,831,532	211,194,244	105,409,656	142,664,324	119,679,116	106,453,110	729,906,589	622,563,950	1,996,074,400	1,314,261,210

NET ASSETS END OF YEAR (1)	$114,054,779	$121,831,532	$91,986,068	$105,409,656	$411,282,310	$119,679,116	$679,080,259	$729,906,589	$3,136,657,952	$1,996,074,400

SHARES OF BENEFICIAL INTEREST:
Shares sold	200,000	700,000	—	500,000	12,000,000	1,200,000	800,000	8,600,000	26,300,000	27,500,000
Shares redeemed	(500,000)	(1,300,000)	(400,000)	(800,000)	(400,000)	—	(4,400,000)	(2,600,000)	(7,500,000)	(700,000)

Net increase (decrease)	(300,000)	(600,000)	(400,000)	(300,000)	11,600,000	1,200,000	(3,600,000)	6,000,000	18,800,000	26,800,000

(1) Including undistributed (distribution in excess of) net investment income	$31,346	$759,509	$657,074	$1,811,801	$2,651,414	$1,005,177	$5,403,261	$9,131,277	$(38,551,036)	$(59,072,883)

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

					SPDR MSCI ACWI
	SPDR FTSE/Macquarie Global Infrastructure 100 ETF		SPDR S&P Global Natural Resources ETF		ex-US ETF		SPDR MSCI ACWI IMI ETF	SPDR MSCI EM 50 ETF	SPDR Russell/Nomura PRIME Japan ETF
							For the Period	For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	2/27/12*-	2/27/12*-	Year Ended	Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/12	9/30/12	9/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,436,312	$1,926,810	$6,029,675	$2,416,667	$13,019,584	$12,368,479	$87,694	$86,137	$264,696	$262,079
Net realized gain (loss) on investments and foreign currency transactions	(2,744,617)	(4,259,672)	(5,330,806)	(4,671,549)	15,392,332	5,571,341	(1,581)	(65,964)	(115,044)	(1,813,273)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	4,125,001	2,760,065	30,128,807	(43,165,075)	27,825,561	(64,801,294)	(27,464)	(243,349)	(503,952)	1,718,131

Net increase (decrease) in net assets resulting from operations	2,816,696	427,203	30,827,676	(45,419,957)	56,237,477	(46,861,474)	58,649	(223,176)	(354,300)	166,937

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,483,636)	(1,879,120)	(4,463,333)	(1,451,147)	(13,349,211)	(11,384,970)	(54,416)	(46,280)	(265,569)	(251,121)

Total distributions to shareholders	(1,483,636)	(1,879,120)	(4,463,333)	(1,451,147)	(13,349,211)	(11,384,970)	(54,416)	(46,280)	(265,569)	(251,121)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	—	—	273,565,078	202,332,715	168,987,318	54,280,141	5,000,000	5,000,000	—	7,648,028
Cost of shares redeemed	—	(16,689,880)	(48,153,926)	—	(191,370,840)	(26,229,672)	—	—	—	(7,836,631)

Net increase (decrease) in net assets from beneficial interest transactions	—	(16,689,880)	225,411,152	202,332,715	(22,383,522)	28,050,469	5,000,000	5,000,000	—	(188,603)

Net increase (decrease) in net assets during the year	1,333,060	(18,141,797)	251,775,495	155,461,611	20,504,744	(30,195,975)	5,004,233	4,730,544	(619,869)	(272,787)
Net assets at beginning of year	35,044,504	53,186,301	163,076,277	7,614,666	363,713,032	393,909,007	—	—	14,846,480	15,119,267

NET ASSETS END OF YEAR (1)	$36,377,564	$35,044,504	$414,851,772	$163,076,277	$384,217,776	$363,713,032	$5,004,233	$4,730,544	$14,226,611	$14,846,480

SHARES OF BENEFICIAL INTEREST:
Shares sold	—	—	5,550,000	3,400,000	5,800,000	1,600,000	100,000	100,000	—	200,000
Shares redeemed	—	(400,000)	(950,000)	—	(6,400,000)	(800,000)	—	—	—	(200,000)

Net increase (decrease)	—	(400,000)	4,600,000	3,400,000	(600,000)	800,000	100,000	100,000	—	—

(1) Including undistributed (distribution in excess of) net investment income	$416,538	$472,624	$2,317,024	$966,359	$3,308,680	$3,385,288	$30,083	$37,119	$138,970	$134,985

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Russell/Nomura Small Cap Japan ETF		SPDR S&P International Dividend ETF		SPDR S&P International Mid Cap ETF		SPDR S&P Emerging Markets Small Cap ETF		SPDR Dow Jones Global Real Estate ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,300,148	$1,551,253	$53,610,239	$26,924,639	$928,562	$1,015,808	$19,379,521	$16,894,898	$11,745,792	$7,425,660
Net realized gain (loss) on investments and foreign currency transactions	890,683	6,010,909	(100,833,861)	10,520,450	612,297	1,519,924	(36,877,413)	48,301,233	(433,986)	3,593,571
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(5,946,569)	4,584,832	81,699,724	(127,405,024)	2,924,725	(5,335,204)	129,008,372	(320,393,800)	80,312,706	(36,610,401)

Net increase (decrease) in net assets resulting from operations	(3,755,738)	12,146,994	34,476,102	(89,959,935)	4,465,584	(2,799,472)	111,510,480	(255,197,669)	91,624,512	(25,591,170)

Net equalization credits and charges (Note 2)	—	—	2,358,349	2,875,839	—	—	—	—	6,111,292	539,256

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,634,370)	(1,442,652)	(53,305,546)	(29,270,143)	(1,150,146)	(930,965)	(18,552,573)	(5,451,836)	(13,646,214)	(14,119,218)
Net realized gains	—	—	—	—	(1,065,071)	(610,806)	(27,372,420)	(31,686,300)	—	—

Total distributions to shareholders	(1,634,370)	(1,442,652)	(53,305,546)	(29,270,143)	(2,215,217)	(1,541,771)	(45,924,993)	(37,138,136)	(13,646,214)	(14,119,218)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	2,159,743	67,273,565	541,417,351	368,301,694	—	10,605,859	55,331,166	1,110,345,330	195,499,178	183,298,714
Cost of shares redeemed	(30,742,858)	(46,853,190)	(4,331,841)	(25,511,075)	(2,717,670)	—	(132,998,763)	(706,607,973)	(3,706,930)	(10,270,362)
Net income equalization (Note 2)	—	—	(2,358,349)	(2,875,839)	—	—	—	—	(6,111,292)	(539,256)
Other capital (Note 4)	—	—	—	—	—	—	715,897	—	—	—

Net increase (decrease) in net assets from beneficial interest transactions	(28,583,115)	20,420,375	534,727,161	339,914,780	(2,717,670)	10,605,859	(76,951,700)	403,737,357	185,680,956	172,489,096

Net increase (decrease) in net assets during the year	(33,973,223)	31,124,717	518,256,066	223,560,541	(467,303)	6,264,616	(11,366,213)	111,401,552	269,770,546	133,317,964
Net assets at beginning of year	98,536,502	67,411,785	482,265,786	258,705,245	36,460,599	30,195,983	908,812,217	797,410,665	273,705,638	140,387,674

NET ASSETS END OF YEAR (1)	$64,563,279	$98,536,502	$1,000,521,852	$482,265,786	$35,993,296	$36,460,599	$897,446,004	$908,812,217	$543,476,184	$273,705,638

SHARES OF BENEFICIAL INTEREST:
Shares sold	50,000	1,650,000	11,500,000	6,400,000	—	350,000	1,200,000	20,800,000	5,100,000	4,800,000
Shares redeemed	(750,000)	(1,100,000)	(100,000)	(500,000)	(100,000)	—	(3,400,000)	(13,000,000)	(100,000)	(300,000)

Net increase (decrease)	(700,000)	550,000	11,400,000	5,900,000	(100,000)	350,000	(2,200,000)	7,800,000	5,000,000	4,500,000

(1) Including undistributed (distribution in excess of) net investment income	$575,884	$783,152	$748,990	$(9,151)	$322,854	$461,642	$11,680,827	$9,942,464	$(7,018,706)	$(5,670,652)

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P International Consumer Discretionary Sector ETF		SPDR S&P International Consumer Staples Sector ETF		SPDR S&P International Energy Sector ETF		SPDR S&P International Financial Sector ETF		SPDR S&P International Health Care Sector ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$146,056	$309,196	$490,756	$438,066	$367,844	$407,284	$207,954	$240,493	$473,106	$340,942
Net realized gain (loss) on investments and foreign currency transactions	(32,465)	2,066,849	1,199,806	1,195,030	35,854	265,809	(638,879)	(78,609)	1,484,728	245,857
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	667,820	(2,649,430)	1,710,625	(1,863,026)	1,423,519	(1,628,491)	939,293	(1,130,836)	1,444,628	(760,195)

Net increase (decrease) in net assets resulting from operations	781,411	(273,385)	3,401,187	(229,930)	1,827,217	(955,398)	508,368	(968,952)	3,402,462	(173,396)

Net equalization credits and charges (Note 2)	(36,212)	(22,669)	(2,845)	72,660	(7,243)	2,190	(23,755)	(1,810)	(4,482)	24,177

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(120,565)	(293,003)	(478,660)	(500,869)	(366,239)	(385,397)	(155,043)	(269,250)	(462,681)	(335,264)
Net realized gains	(78,055)	—	—	—	—	—	—	—	—	—

Total distributions to shareholders	(198,620)	(293,003)	(478,660)	(500,869)	(366,239)	(385,397)	(155,043)	(269,250)	(462,681)	(335,264)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	2,850,617	4,477,437	7,759,841	11,345,375	1,346,823	3,928,128	2,662,828	7,324,331	23,394,533	10,955,852
Cost of shares redeemed	(9,175,088)	(11,473,311)	(10,936,077)	(6,275,094)	(3,773,173)	(2,492,025)	(7,217,238)	(7,172,380)	(17,417,767)	(1,550,237)
Net income equalization (Note 2)	36,212	22,669	2,845	(72,660)	7,243	(2,190)	23,755	1,810	4,482	(24,177)

Net increase (decrease) in net assets from beneficial interest transactions	(6,288,259)	(6,973,205)	(3,173,391)	4,997,621	(2,419,107)	1,433,913	(4,530,655)	153,761	5,981,248	9,381,438

Net increase (decrease) in net assets during the year	(5,741,680)	(7,562,262)	(253,709)	4,339,482	(965,372)	95,308	(4,201,085)	(1,086,251)	8,916,547	8,896,955
Net assets at beginning of year	11,270,895	18,833,157	19,239,313	14,899,831	12,354,740	12,259,432	7,735,094	8,821,345	19,206,592	10,309,637

NET ASSETS END OF YEAR (1)	$5,529,215	$11,270,895	$18,985,604	$19,239,313	$11,389,368	$12,354,740	$3,534,009	$7,735,094	$28,123,139	$19,206,592

SHARES OF BENEFICIAL INTEREST:
Shares sold	100,000	150,000	250,000	350,000	50,000	150,000	150,000	400,000	700,000	350,000
Shares redeemed	(350,000)	(400,000)	(350,000)	(200,000)	(150,000)	(100,000)	(450,000)	(350,000)	(550,000)	(50,000)

Net increase (decrease)	(250,000)	(250,000)	(100,000)	150,000	(100,000)	50,000	(300,000)	50,000	150,000	300,000

(1) Including undistributed (distribution in excess of) net investment income	$74,497	$48,611	$1,316	$(2,634)	$28,976	$23,922	$86,595	$19,652	$104,548	$37,147

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P International Industrial Sector ETF		SPDR S&P International Materials Sector ETF		SPDR S&P International Technology Sector ETF		SPDR S&P International Telecommunications Sector ETF		SPDR S&P International Utilities Sector ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$281,599	$573,956	$235,788	$491,947	$163,085	$312,033	$1,145,937	$612,496	$683,322	$363,501
Net realized gain (loss) on investments and foreign currency transactions	(2,325,873)	2,663,932	(1,013,664)	3,972,012	(14,651)	231,319	(73,593)	802,984	(498,357)	19,390
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,648,001	(5,179,445)	1,997,268	(6,910,807)	1,454,455	(2,869,260)	125,892	(1,659,782)	(358,492)	(1,335,523)

Net increase (decrease) in net assets resulting from operations	603,727	(1,941,557)	1,219,392	(2,446,848)	1,602,889	(2,325,908)	1,198,236	(244,302)	(173,527)	(952,632)

Net equalization credits and charges (Note 2)	(50,201)	(5,760)	7,321	(37,269)	(16,355)	1,865	(7,414)	5,114	109,870	8,510

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(261,597)	(541,188)	(253,185)	(443,679)	(165,338)	(310,694)	(1,106,996)	(615,543)	(691,902)	(365,549)
Net realized gains	—	—	—	—	(75,801)	(87,145)	—	—	—	—

Total distributions to shareholders	(261,597)	(541,188)	(253,185)	(443,679)	(241,139)	(397,839)	(1,106,996)	(615,543)	(691,902)	(365,549)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	14,628,938	15,361,044	1,070,625	19,071,659	—	2,688,113	13,700,325	10,005,730	16,707,621	3,697,018
Cost of shares redeemed	(26,547,201)	(10,622,592)	(9,597,009)	(19,165,987)	(9,183,492)	(2,305,481)	(1,151,079)	(12,483,323)	—	(1,039,230)
Net income equalization (Note 2)	50,201	5,760	(7,321)	37,269	16,355	(1,865)	7,414	(5,114)	(109,870)	(8,510)

Net increase (decrease) in net assets from beneficial interest transactions	(11,868,062)	4,744,212	(8,533,705)	(57,059)	(9,167,137)	380,767	12,556,660	(2,482,707)	16,597,751	2,649,278

Net increase (decrease) in net assets during the year	(11,576,133)	2,255,707	(7,560,177)	(2,984,855)	(7,821,742)	(2,341,115)	12,640,486	(3,337,438)	15,842,192	1,339,607
Net assets at beginning of year	20,211,025	17,955,318	19,402,601	22,387,456	18,702,407	21,043,522	12,457,648	15,795,086	9,560,924	8,221,317

NET ASSETS END OF YEAR (1)	$8,634,892	$20,211,025	$11,842,424	$19,402,601	$10,880,665	$18,702,407	$25,098,134	$12,457,648	$25,403,116	$9,560,924

SHARES OF BENEFICIAL INTEREST:
Shares sold	600,000	550,000	50,000	650,000	—	100,000	600,000	400,000	1,000,000	200,000
Shares redeemed	(1,150,000)	(350,000)	(400,000)	(650,000)	(400,000)	(100,000)	(50,000)	(500,000)	—	(50,000)

Net increase (decrease)	(550,000)	200,000	(350,000)	—	(400,000)	—	550,000	(100,000)	1,000,000	150,000

(1) Including undistributed (distribution in excess of) net investment income	$119,611	$100,829	$96,307	$112,829	$43,669	$34,932	$35,334	$(5,513)	$(1,000)	$15,005

See accompanying notes to financial statements.

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SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR STOXX Europe 50 ETF					SPDR EURO STOXX 50 ETF						SPDR S&P Emerging Asia Pacific ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08	9/30/12	9/30/11		9/30/10	9/30/09	9/30/08	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$28.26	$33.39	$35.31	$36.33	$53.69	$28.72	$36.90		$41.34	$41.88	$62.12	$66.85	$82.86	$69.33	$54.59	$87.74

Income (loss) from investment operations:
Net investment income (loss)	1.25 (1)	1.23 (1)	1.02 (1)	1.11 (1)	1.88	1.42 (1)	1.63	(1)	1.13 (1)	1.21 (1)	2.17	1.32 (1)	1.52 (1)	1.28 (1)	1.21 (1)	0.90
Net realized and unrealized gain (loss) (2)	3.21	(4.73)	(1.95)	(1.05)	(17.09)	1.77	(8.23)		(4.47)	(0.65)	(19.32)	8.00	(13.63)	13.06	13.92	(35.04)

Total from investment operations	4.46	(3.50)	(0.93)	0.06	(15.21)	3.19	(6.60)		(3.34)	0.56	(17.15)	9.32	(12.11)	14.34	15.13	(34.14)

Net equalization credits and charges (1)	0.04	(0.03)	0.06	(0.01)	(0.12)	0.35	(0.00	)(3)	0.10	0.15	(0.24)	—	—	—	0.43	2.13

Distributions to shareholders from:
Net investment income	(1.26)	(1.60)	(1.05)	(1.07)	(1.69)	(1.30)	(1.58)		(1.20)	(1.25)	(1.95)	(1.71)	(1.29)	(0.81)	(0.82)	(1.03)
Net realized gains	—	—	—	—	(0.34)	—	—		—	—	(0.90)	(0.92)	(2.61)	—	—	(0.11)

Total distributions	(1.26)	(1.60)	(1.05)	(1.07)	(2.03)	(1.30)	(1.58)		(1.20)	(1.25)	(2.85)	(2.63)	(3.90)	(0.81)	(0.82)	(1.14)

Net asset value, end of period	$31.50	$28.26	$33.39	$35.31	$36.33	$30.96	$28.72		$36.90	$41.34	$41.88	$73.54	$66.85	$82.86	$69.33	$54.59

Total return (4)	16.25%	(11.37)%	(2.52)%	0.69%	(29.27)%	12.90%	(18.88)%		(7.48)%	2.35%	(29.00)%	14.40%	(15.55)%	20.85%	29.15%	(36.95)%
Net assets, end of period (in 000’s)	$37,809	$29,684	$38,407	$56,514	$76,311	$993,820	$116,356		$162,400	$181,922	$224,080	$389,769	$514,755	$712,608	$436,766	$163,780
Ratio of expenses to average net assets	0.29%	0.30%	0.31%	0.29%	0.29%	0.29%	0.30%		0.31%	0.29%	0.29%	0.60%	0.60%	0.60%	0.59%	0.59%
Ratio of net investment income (loss) to average net assets	4.12%	3.55%	3.05%	3.93%	3.35%	4.78%	4.29%		3.03%	3.67%	3.53%	1.87%	1.83%	1.74%	2.25%	2.28%
Portfolio turnover rate (5)	6%	7%	9%	11%	14%	9%	7%		8%	12%	14%	7%	20%	10%	4%	7%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(5)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P
	Small Cap
	Emerging
	Asia
	Pacific ETF		SPDR S&P Russia ETF				SPDR S&P China ETF						SPDR S&P Emerging Markets ETF
	For the				For the
	Period				Period
	1/11/12*-		Year Ended	Year Ended	3/10/10*-		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12		9/30/12	9/30/11	9/30/10		9/30/12	9/30/11	9/30/10	9/30/09		9/30/08	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$40.00		$25.65	$30.01	$30.00		$57.68	$76.14	$66.50	$51.29		$94.34	$57.26	$69.89	$59.00	$51.86	$75.21

Income (loss) from investment operations:
Net investment income (loss)	0.70	(1)	0.57 (1)	0.57 (1)	0.20	(1)	1.68 (1)	1.31 (1)	1.03 (1)	1.21	(1)	0.75	1.48 (1)	1.36 (1)	1.09 (1)	0.97 (1)	1.32
Net realized and unrealized gain (loss) (2)	3.52		2.80	(4.53)	(0.01)		7.56	(18.48)	9.44	14.81		(43.64)	7.20	(12.20)	10.73	7.00	(23.44)

Total from investment operations	4.22		3.37	(3.96)	0.19		9.24	(17.17)	10.47	16.02		(42.89)	8.68	(10.84)	11.82	7.97	(22.12)

Net equalization credits and charges (1)	—		—	—	—		—	—	—	0.53		0.47	—	—	—	0.60	0.16

Other Capital	0.20		—	—	—		—	—	—	—		—	— (3)	—	—	—	—

Distributions to shareholders from:
Net investment income	—		(0.48)	(0.29)	(0.18)		(1.47)	(1.29)	(0.83)	(1.34)		(0.63)	(1.41)	(1.15)	(0.93)	(1.43)	(0.65)
Net realized gains	—		—	(0.11)	—		—	—	—	—		—	(0.68)	(0.64)	—	—	(0.74)

Total distributions	—		(0.48)	(0.40)	(0.18)		(1.47)	(1.29)	(0.83)	(1.34)		(0.63)	(2.09)	(1.79)	(0.93)	(1.43)	(1.39)

Net asset value, end of period	$44.42		$28.54	$25.65	$30.01		$65.45	$57.68	$76.14	$66.50		$51.29	$63.85	$57.26	$69.89	$59.00	$51.86

Total return (4)	11.08%		13.40%	(13.58)%	0.72%		16.17%	(22.95)%	15.87%	33.06%		(45.26)%	15.58%	(16.06)%	20.25%	18.05%	(29.77)%
Net assets, end of period (in 000’s)	$2,221		$39,963	$43,611	$6,003		$759,186	$617,133	$677,680	$445,539		$123,108	$166,023	$154,600	$216,661	$94,395	$36,299
Ratio of expenses to average net assets	0.71	%(5)	0.59%	0.59%	0.59	%(5)	0.59%	0.60%	0.61%	0.59%		0.59%	0.59%	0.60%	0.60%	0.59%	0.59%
Ratio of net investment income (loss) to average net assets	2.27	%(5)	2.05%	1.56%	1.25	%(5)	2.56%	1.71%	1.46%	2.22%		1.33%	2.39%	1.90%	1.73%	2.18%	1.97%
Portfolio turnover rate (6)	65%		11%	15%	1%		10%	9%	25%	0	%(7)	4%	11%	4%	15%	1%	11%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	State Street reimbursed the Fund $6,299 due to a record keeping error. The impact of the reimbursement is less than $0.005.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(7)	Amount shown represents less than 0.5%.

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SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Emerging Markets Dividend ETF			SPDR S&P BRIC 40 ETF					SPDR S&P Emerging Europe ETF
		For the
		Period
	Year Ended	2/23/11*-		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12	9/30/11		9/30/12	9/30/11	9/30/10	9/30/09	9/30/08	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$43.89	$50.00		$20.92	$25.84	$23.03	$20.29	$30.18	$37.16	$45.55	$39.42	$42.73	$64.57

Income (loss) from investment operations:
Net investment income (loss)	3.18 (1)	2.32	(1)	0.54 (1)	0.60 (1)	0.43 (1)	0.42 (1)	0.39	0.95 (1)	1.02 (1)	0.46 (1)	0.50 (1)	0.46
Net realized and unrealized gain (loss) (2)	(0.78)	(6.96)		2.09	(5.00)	2.75	2.97	(10.19)	4.22	(8.73)	6.06	(2.77)	(22.41)

Total from investment operations	2.40	(4.64)		2.63	(4.40)	3.18	3.39	(9.80)	5.17	(7.71)	6.52	(2.27)	(21.95)

Net equalization credits and charges (1)	0.01	0.43		—	—	—	0.01	0.04	—	—	—	(0.29)	0.51

Other Capital	—	—		— (3)	—	—	—	—	—	—	—	—	—

Distributions to shareholders from:
Net investment income	(2.60)	(1.28)		(0.58)	(0.52)	(0.37)	(0.66)	(0.13)	(1.07)	(0.68)	(0.39)	(0.75)	(0.37)
Net realized gains	—	—		—	—	—	—	—	—	—	—	—	(0.03)
Return of capital	—	(0.62)		—	—	—	—	—	—	—	—	—	—

Total distributions	(2.60)	(1.90)		(0.58)	(0.52)	(0.37)	(0.66)	(0.13)	(1.07)	(0.68)	(0.39)	(0.75)	(0.40)

Net asset value, end of period	$43.70	$43.89		$22.97	$20.92	$25.84	$23.03	$20.29	$41.26	$37.16	$45.55	$39.42	$42.73

Total return (4)	5.54%	(8.73)%		12.82%	(17.49)%	13.98%	18.16%	(32.50)%	14.32%	(17.35)%	16.74%	(5.18)%	(33.45)%
Net assets, end of period (in 000’s)	$301,515	$54,862		$296,324	$374,453	$459,991	$340,812	$188,734	$86,639	$118,917	$232,325	$137,975	$81,189
Ratio of expenses to average net assets	0.61%	0.62	%(5)	0.50%	0.51%	0.52%	0.48%	0.40%	0.60%	0.61%	0.61%	0.59%	0.60%
Ratio of expenses to average net assets before waivers	0.61%	0.62	%(5)	0.50%	0.51%	0.52%	0.50%	0.50%	0.60%	0.61%	0.61%	0.59%	0.60%
Ratio of net investment income (loss) to average net assets	6.80%	7.46	%(5)	2.32%	2.23%	1.78%	2.36%	1.43%	2.41%	2.04%	1.07%	1.66%	0.96%
Portfolio turnover rate (6)	134%	42%		13%	10%	10%	16%	16%	6%	10%	21%	45%	19%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	State Street reimbursed the Fund $29,705 due to a record keeping error. The impact of the reimbursement is less than $0.005.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Emerging Latin America ETF						SPDR S&P Emerging Middle East & Africa ETF					SPDR S&P World ex-US ETF
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12	9/30/11		9/30/10	9/30/09	9/30/08	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$64.12	$84.48		$69.92	$61.83	$78.49	$62.01	$71.33	$58.74	$54.48	$68.63	$21.37	$24.19	$23.58	$23.31	$34.05

Income (loss) from investment operations:
Net investment income (loss)	1.76 (1)	1.93	(1)(2)	1.57 (1)	1.13 (1)	1.32	2.13 (1)	1.87 (1)	1.33 (1)	1.36 (1)	1.79 (3)	0.75 (1)	0.75 (1)	0.56 (1)	0.57 (1)	0.61
Net realized and unrealized gain (loss) (4)	7.40	(20.76)		14.73	8.12	(17.23)	9.44	(9.65)	12.51	5.97	(15.86)	2.38	(2.89)	0.56	(0.22)	(11.31)

Total from investment operations	9.16	(18.83)		16.30	9.25	(15.91)	11.57	(7.78)	13.84	7.33	(14.07)	3.13	(2.14)	1.12	0.35	(10.70)

Net equalization credits and charges (1)	—	—		—	0.37	0.25	—	—	—	(0.51)	1.04	—	—	—	0.56	0.62

Distributions to shareholders from:
Net investment income	(2.00)	(1.53)		(1.74)	(1.53)	(0.95)	(2.82)	(1.54)	(1.25)	(2.56)	(1.02)	(0.59)	(0.68)	(0.51)	(0.64)	(0.57)
Net realized gains	—	—		—	—	(0.05)	—	—	—	—	(0.10)	—	—	—	—	(0.09)

Total distributions	(2.00)	(1.53)		(1.74)	(1.53)	(1.00)	(2.82)	(1.54)	(1.25)	(2.56)	(1.12)	(0.59)	(0.68)	(0.51)	(0.64)	(0.66)

Net asset value, end of period	$71.28	$64.12		$84.48	$69.92	$61.83	$70.76	$62.01	$71.33	$58.74	$54.48	$23.91	$21.37	$24.19	$23.58	$23.31

Total return (5)	14.49%	(22.78	)%(2)	23.73%	16.99%	(20.21)%	19.26%	(11.32)%	23.91%	14.04%	(19.37)%	14.99%	(9.32)%	4.99%	4.68%	(30.13)%
Net assets, end of period (in 000’s)	$114,055	$121,832		$211,194	$132,844	$74,202	$91,986	$105,410	$142,664	$129,232	$152,538	$411,282	$119,679	$106,453	$84,886	$27,973
Ratio of expenses to average net assets	0.59%	0.60%		0.61%	0.60%	0.60%	0.59%	0.60%	0.60%	0.59%	0.59%	0.34%	0.35%	0.35%	0.34%	0.35%
Ratio of net investment income (loss) to average net assets	2.43%	2.27	%(2)	2.05%	2.27%	1.94%	3.17%	2.55%	2.12%	2.98%	3.88%	3.28%	2.94%	2.44%	3.02%	3.36%
Portfolio turnover rate (6)	7%	12%		23%	17%	7%	7%	4%	27%	12%	7%	8%	2%	7%	12%	4%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average net assets reflect receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.21 per share and 0.24% of average net assets. If the special dividends were not received during the year ended September 30, 2011, the total return would have been (23.11)%.
(3)	Net investment income per share reflects receipt of a special one time dividend from a portfolio holding. The effect of this dividend amounted to $0.38 per share.
(4)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(5)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P International Small Cap ETF					SPDR Dow Jones International Real Estate ETF					SPDR FTSE/Macquarie Global Infrastructure 100 ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$25.79	$27.92	$25.45	$23.71	$36.71	$32.70	$38.39	$35.53	$37.86	$63.83	$38.94	$40.91	$41.94	$47.03	$57.68

Income (loss) from investment operations:
Net investment income (loss)	0.57 (1)	0.64 (1)	0.46 (1)	0.44 (1)	0.51	1.41 (1)	1.57 (1)	1.34 (1)	1.34 (1)	1.80	1.60 (1)	1.71 (1)	1.47 (1)	1.57 (1)	1.53 (2)
Net realized and unrealized gain (loss) (3)	2.08	(2.14)	2.42	1.74	(13.04)	5.67	(3.82)	2.84	(2.38)	(26.03)	1.53	(2.03)	(0.88)	(4.35)	(11.64)

Total from investment operations	2.65	(1.50)	2.88	2.18	(12.53)	7.08	(2.25)	4.18	(1.04)	(24.23)	3.13	(0.32)	0.59	(2.78)	(10.11)

Net equalization credits and charges (1)	—	—	—	0.12	0.35	1.06	0.09	(0.01)	0.05	0.06	—	—	—	0.07	0.60

Other Capital	— (4)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Distributions to shareholders from:
Net investment income	(0.75)	(0.63)	(0.41)	(0.56)	(0.30)	(1.55)	(3.53)	(1.31)	(1.34)	(1.80)	(1.65)	(1.65)	(1.62)	(2.38)	(0.94)
Net realized gains	(0.20)	—	—	—	(0.52)	—	—	—	—	—	—	—	—	—	(0.20)

Total distributions	(0.95)	(0.63)	(0.41)	(0.56)	(0.82)	(1.55)	(3.53)	(1.31)	(1.34)	(1.80)	(1.65)	(1.65)	(1.62)	(2.38)	(1.14)

Net asset value, end of period	$27.49	$25.79	$27.92	$25.45	$23.71	$39.29	$32.70	$38.39	$35.53	$37.86	$40.42	$38.94	$40.91	$41.94	$47.03

Total return (5)	10.74%	(5.72)%	11.54%	10.45%	(33.83)%	25.52%	(6.76)%	12.15%	(1.52)%	(38.38)%	8.20%	(1.04)%	1.63%	(5.40)%	(16.93)%
Net assets, end of period (in 000’s)	$679,080	$729,907	$622,564	$509,033	$331,890	$3,136,658	$1,996,074	$1,314,261	$939,265	$811,118	$36,378	$35,045	$53,186	$67,099	$79,944
Ratio of expenses to average net assets	0.59%	0.61%	0.60%	0.59%	0.59%	0.59%	0.61%	0.60%	0.59%	0.59%	0.59%	0.60%	0.61%	0.59%	0.59%
Ratio of net investment income (loss) to average net assets	2.16%	2.12%	1.81%	2.27%	2.38%	3.96%	4.05%	3.86%	4.85%	3.43%	4.02%	4.07%	3.63%	4.16%	3.49%
Portfolio turnover rate (6)	2%	22%	17%	21%	46%	11%	10%	7%	23%	8%	10%	6%	6%	10%	7%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share reflects receipt of a special one time dividend from a portfolio holding. The effect of this dividend amounted to $0.44 per share.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	State Street reimbursed the Fund $13,909 due to a record keeping error. The impact of the reimbursement is less than $0.005.
(5)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

										SPDR		SPDR
										MSCI		MSCI EM
	SPDR S&P Global Natural Resources ETF				SPDR MSCI ACWI ex-US ETF					ACWI IMI ETF		50 ETF
			For the							For the		For the
			Period							Period		Period
	Year Ended	Year Ended	9/13/10*-		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	2/27/12*-		2/27/12*-
	9/30/12	9/30/11	9/30/10		9/30/12	9/30/11	9/30/10	9/30/09	9/30/08	9/30/12		9/30/12

Net asset value, beginning of period	$45.94	$50.76	$50.00		$27.55	$31.77	$30.38	$29.39	$42.56	$50.00		$50.00

Income (loss) from investment operations:
Net investment income (loss)	1.14 (1)	1.23 (1)	0.03	(1)	0.89 (1)	0.95 (1)	0.73 (1)	0.71 (1)	0.82	0.88	(1)	0.86	(1)
Net realized and unrealized gain (loss) (2)	4.78	(5.44)	0.73		2.93	(4.28)	1.35	1.14	(13.76)	(0.30)		(3.09)

Total from investment operations	5.92	(4.21)	0.76		3.82	(3.33)	2.08	1.85	(12.94)	0.58		(2.23)

Net equalization credits and charges (1)	—	—	—		—	—	—	0.08	0.60	—		—

Distributions to shareholders from:
Net investment income	(0.96)	(0.61)	—		(0.88)	(0.89)	(0.69)	(0.94)	(0.77)	(0.54)		(0.46)
Net realized gains	—	—	—		—	—	—	—	(0.06)	—		—

Total distributions	(0.96)	(0.61)	—		(0.88)	(0.89)	(0.69)	(0.94)	(0.83)	(0.54)		(0.46)

Net asset value, end of period	$50.90	$45.94	$50.76		$30.49	$27.55	$31.77	$30.38	$29.39	$50.04		$47.31

Total return (3)	13.07%	(8.56)%	1.52%		14.20%	(10.99)%	7.13%	7.41%	(29.53)%	1.28%		(4.37)%
Net assets, end of period (in 000’s)	$414,852	$163,076	$7,615		$384,218	$363,713	$393,909	$309,901	$258,639	$5,004		$4,731
Ratio of expenses to average net assets	0.40%	0.40%	0.38	%(4)	0.34%	0.35%	0.35%	0.34%	0.34%	0.25	%(4)	0.50	%(4)
Ratio of net investment income (loss) to average net assets	2.28%	2.13%	1.10	%(4)	3.03%	2.85%	2.43%	2.98%	3.00%	3.08	%(4)	3.16	%(4)
Portfolio turnover rate (5)	18%	32%	0	%(6)	8%	4%	3%	15%	5%	—	%(6)	4%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(4)	Annualized.
(5)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(6)	Amount shown represents less than 0.5%.

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SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR Russell/Nomura PRIME Japan ETF					SPDR Russell/Nomura Small Cap Japan ETF					SPDR S&P International Dividend ETF
															For the
															Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	2/12/08*-
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$37.12	$37.80	$38.41	$39.64	$55.91	$43.79	$39.65	$40.51	$35.84	$48.31	$45.07	$53.88	$52.49	$48.17	$70.76

Income (loss) from investment operations:
Net investment income (loss)	0.66 (1)	0.85 (1)	0.50 (1)	0.46 (1)	1.95	0.64 (1)	0.69 (1)	0.53 (1)	0.60 (1)	0.71	3.29 (1)	3.48 (1)	2.32 (1)	2.09 (1)	3.56
Net realized and unrealized gain (loss) (2)	(1.55)	(0.56)	(0.58)	(0.64)	(15.75)	(2.00)	4.12	(0.73)	5.29	(12.49)	(0.22)	(9.35)	1.26	3.70	(23.17)

Total from investment operations	(0.89)	0.29	(0.08)	(0.18)	(13.80)	(1.36)	4.81	(0.20)	5.89	(11.78)	3.07	(5.87)	3.58	5.79	(19.61)

Net equalization credits and charges (1)	—	—	—	0.29	(0.62)	—	—	—	(0.15)	(0.12)	0.14	0.37	0.06	0.40	1.30

Distributions to shareholders from:
Net investment income	(0.66)	(0.97)	(0.53)	(1.34)	(1.69)	(0.78)	(0.67)	(0.66)	(1.07)	(0.57)	(3.01)	(3.31)	(2.25)	(1.87)	(4.28)
Net realized gains	—	—	—	—	(0.16)	—	—	—	—	—	—	—	—	—	—

Total distributions	(0.66)	(0.97)	(0.53)	(1.34)	(1.85)	(0.78)	(0.67)	(0.66)	(1.07)	(0.57)	(3.01)	(3.31)	(2.25)	(1.87)	(4.28)

Net asset value, end of period	$35.57	$37.12	$37.80	$38.41	$39.64	$41.65	$43.79	$39.65	$40.51	$35.84	$45.27	$45.07	$53.88	$52.49	$48.17

Total return (3)	(2.33)%	0.56%	(0.14)%	0.58%	(26.48)%	(3.05)%	12.17%	(0.41)%	16.35%	(24.85)%	7.45%	(11.06)%	7.34%	13.86%	(26.93)%
Net assets, end of period (in 000’s)	$14,227	$14,846	$15,119	$15,363	$23,786	$64,563	$98,537	$67,412	$85,081	$77,057	$1,000,522	$482,266	$258,705	$126,037	$43,369
Ratio of expenses to average net assets	0.50%	0.51%	0.51%	0.50%	0.50%	0.55%	0.56%	0.56%	0.55%	0.55%	0.45%	0.46%	0.46%	0.46%	0.48	%(4)
Ratio of net investment income (loss) to average net assets	1.83%	2.16%	1.34%	1.32%	0.52%	1.54%	1.63%	1.37%	1.74%	1.24%	7.11%	6.24%	4.48%	5.26%	8.77	%(4)
Portfolio turnover rate (5)	1%	3%	3%	6%	3%	22%	10%	24%	25%	22%	127%	142%	131%	148%	71%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(4)	Annualized.
(5)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P International Mid Cap ETF						SPDR S&P Emerging Markets Small Cap ETF							SPDR Dow Jones Global Real Estate ETF
					For the							For the						For the
					Period							Period						Period
	Year Ended	Year Ended	Year Ended	Year Ended	5/7/08*-		Year Ended	Year Ended	Year Ended		Year Ended	5/12/08*-		Year Ended	Year Ended	Year Ended	Year Ended	5/7/08*-
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08		9/30/12	9/30/11	9/30/10		9/30/09	9/30/08		9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$26.04	$28.76	$27.14	$26.04	$35.46		$40.57	$54.62	$43.78		$32.69	$52.29		$32.58	$36.00	$31.18	$39.33	$49.87

Income (loss) from investment operations:
Net investment income (loss)	0.68 (1)	0.76 (1)	0.55 (1)	0.57 (1)	0.32		0.96 (1)	0.99 (1)	1.06	(1)(2)	0.66 (1)	0.16		1.12 (1)	1.16 (1)	1.11 (1)	1.19 (1)	0.56
Net realized and unrealized gain (loss) (3)	2.57	(2.31)	2.31	0.72	(9.74)		5.15	(13.25)	10.65		10.18	(20.81)		7.52	(2.00)	4.88	(8.23)	(10.80)

Total from investment operations	3.25	(1.55)	2.86	1.29	(9.42)		6.11	(12.26)	11.71		10.84	(20.65)		8.64	(0.84)	5.99	(7.04)	(10.24)

Net equalization credits and charges (1)	—	—	—	0.34	—		—	—	—		0.56	1.05		0.58	0.08	0.02	0.31	0.33

Other Capital	—	—	—	—	—		0.04	—	—		—	—		—	—	—	—	—

Distributions to shareholders from:
Net investment income	(0.84)	(0.70)	(0.50)	(0.53)	—		(0.92)	(0.34)	(0.19)		(0.31)	—		(1.24)	(2.66)	(1.19)	(1.42)	(0.63)
Net realized gains	(0.76)	(0.47)	(0.74)	—	—		(1.37)	(1.45)	(0.68)		—	—		—	—	—	—	—

Total distributions	(1.60)	(1.17)	(1.24)	(0.53)	—		(2.29)	(1.79)	(0.87)		(0.31)	—		(1.24)	(2.66)	(1.19)	(1.42)	(0.63)

Net asset value, end of period	$27.69	$26.04	$28.76	$27.14	$26.04		$44.43	$40.57	$54.62		$43.78	$32.69		$40.56	$32.58	$36.00	$31.18	$39.33

Total return (4)	13.27%	(6.00)%	11.11%	6.87%	(26.54)%		16.09%	(23.36)%	27.05%		35.45%	(37.48)%		28.56%	(2.80)%	19.71%	(15.97)%	(19.89)%
Net assets, end of period (in 000’s)	$35,993	$36,461	$30,196	$21,716	$5,208		$897,446	$908,812	$797,411		$65,674	$9,807		$543,476	$273,706	$140,388	$81,076	$15,731
Ratio of expenses to average net assets	0.45%	0.46%	0.46%	0.45%	0.45	%(5)	0.66%	0.66%	0.66%		0.66%	0.76	%(5)	0.50%	0.50%	0.51%	0.50%	0.50	%(5)
Ratio of net investment income (loss) to average net assets	2.56%	2.49%	2.07%	2.57%	2.22	%(5)	2.27%	1.85%	2.19%		1.93%	3.41	%(5)	2.96%	3.08%	3.42%	4.84%	3.97	%(5)
Portfolio turnover rate (6)	28%	32%	31%	45%	19%		22%	70%	85%		83%	2%		8%	9%	7%	18%	4%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average net assets reflect a special one time dividend from a portfolio holding (Patni Computer Systems, Ltd.). The resulting increase to net investment income amounted to $0.07 per share and 0.15% of average net assets.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P International Consumer Discretionary Sector ETF						SPDR S&P International Consumer Staples Sector ETF						SPDR S&P International Energy Sector ETF
					For the						For the						For the
					Period						Period						Period
	Year Ended	Year Ended	Year Ended	Year Ended	7/16/08*-		Year Ended	Year Ended	Year Ended	Year Ended	7/16/08*-		Year Ended	Year Ended	Year Ended	Year Ended	7/16/08*-
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08		9/30/12	9/30/11	9/30/10	9/30/09	9/30/08		9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$25.05	$26.90	$24.12	$22.37	$25.54		$29.60	$29.80	$26.31	$25.80	$27.47		$22.46	$24.52	$25.48	$25.07	$31.62

Income (loss) from investment operations:
Net investment income (loss)	0.52 (1)	0.47 (1)	0.41 (1)	0.43 (1)	0.12		0.82 (1)	0.88 (1)	0.69 (1)	0.57 (1)	0.13		0.79 (1)	0.70 (1)	0.65 (1)	0.76 (1)	0.16
Net realized and unrealized gain (loss) (2)	3.11	(1.79)	2.69	1.77	(3.26)		4.90	(0.37)	3.39	0.50	(1.69)		2.89	(2.10)	(1.01)	0.34	(6.57)

Total from investment operations	3.63	(1.32)	3.10	2.20	(3.14)		5.72	0.51	4.08	1.07	(1.56)		3.68	(1.40)	(0.36)	1.10	(6.41)

Net equalization credits and charges (1)	(0.13)	(0.03)	0.02	—	—		— (3)	0.15	0.04	—	—		(0.02)	0.00 (3)	0.04	0.04	—

Distributions to shareholders from:
Net investment income	(0.51)	(0.50)	(0.34)	(0.45)	(0.03)		(0.80)	(0.86)	(0.63)	(0.56)	(0.11)		(0.81)	(0.66)	(0.64)	(0.72)	(0.14)
Net realized gains	(0.39)	—	—	—	—		—	—	—	—	—		—	—	—	—	—
Return of capital	—	—	—	—	—		—	—	—	—	—		—	—	—	(0.01)	—

Total distributions	(0.90)	(0.50)	(0.34)	(0.45)	(0.03)		(0.80)	(0.86)	(0.63)	(0.56)	(0.11)		(0.81)	(0.66)	(0.64)	(0.73)	(0.14)

Net asset value, end of period	$27.65	$25.05	$26.90	$24.12	$22.37		$34.52	$29.60	$29.80	$26.31	$25.80		$25.31	$22.46	$24.52	$25.48	$25.07

Total return (4)	14.40%	(5.33)%	13.12%	10.38%	(12.29)%		19.51%	2.08%	15.87%	4.48%	(5.70)%		16.44%	(6.14)%	(1.18)%	5.09%	(20.28)%
Net assets, end of period (in 000’s)	$5,529	$11,271	$18,833	$4,824	$4,475		$18,986	$19,239	$14,900	$5,262	$5,160		$11,389	$12,355	$12,259	$6,369	$5,014
Ratio of expenses to average net assets	0.51%	0.50%	0.51%	0.50%	0.52	%(5)	0.50%	0.51%	0.51%	0.50%	0.50	%(5)	0.50%	0.51%	0.51%	0.50%	0.50	%(5)
Ratio of net investment income (loss) to average net assets	1.96%	1.61%	1.67%	2.22%	1.88	%(5)	2.53%	2.81%	2.50%	2.58%	2.17	%(5)	3.16%	2.55%	2.63%	3.64%	3.03	%(5)
Portfolio turnover rate (6)	5%	9%	11%	7%	1%		7%	2%	5%	8%	9%		6%	4%	11%	6%	1%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P International Financial Sector ETF						SPDR S&P International Health Care Sector ETF							SPDR S&P International Industrial Sector ETF
					For the							For the							For the
					Period							Period							Period
	Year Ended	Year Ended	Year Ended	Year Ended	7/16/08*-		Year Ended	Year Ended	Year Ended	Year Ended		7/16/08*-		Year Ended	Year Ended		Year Ended	Year Ended	7/16/08*-
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08		9/30/12	9/30/11	9/30/10	9/30/09		9/30/08		9/30/12	9/30/11		9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$15.47	$19.60	$21.39	$21.48	$24.52		$29.55	$29.46	$28.50	$28.38		$31.23		$22.46	$25.65		$23.26	$22.07	$27.47

Income (loss) from investment operations:
Net investment income (loss)	0.64 (1)	0.69 (1)	0.55 (1)	0.46 (1)	0.10		0.86 (1)	0.74 (1)	0.64 (1)	0.57	(1)	0.11		0.55 (1)	0.62	(1)	0.41 (1)	0.47 (1)	0.09
Net realized and unrealized gain (loss) (2)	2.15	(4.09)	(1.83)	(0.11)	(3.05)		5.57	0.04	0.96	0.11		(2.91)		2.32	(3.23)		2.27	1.25	(5.44)

Total from investment operations	2.79	(3.40)	(1.28)	0.35	(2.95)		6.43	0.78	1.60	0.68		(2.80)		2.87	(2.61)		2.68	1.72	(5.35)

Net equalization credits and charges (1)	(0.07)	(0.01)	0.04	0.01	—		(0.01)	0.05	(0.01)	—		—		(0.10)	(0.01)		0.06	—	—

Distributions to shareholders from:
Net investment income	(0.52)	(0.72)	(0.55)	(0.45)	(0.09)		(0.82)	(0.74)	(0.63)	(0.56)		(0.05)		(0.56)	(0.57)		(0.35)	(0.53)	(0.05)

Total distributions	(0.52)	(0.72)	(0.55)	(0.45)	(0.09)		(0.82)	(0.74)	(0.63)	(0.56)		(0.05)		(0.56)	(0.57)		(0.35)	(0.53)	(0.05)

Net asset value, end of period	$17.67	$15.47	$19.60	$21.39	$21.48		$35.15	$29.55	$29.46	$28.50		$28.38		$24.67	$22.46		$25.65	$23.26	$22.07

Total return (3)	18.02%	(17.99)%	(5.60)%	2.35%	(12.03)%		22.03%	2.69%	5.71%	2.78%		(8.97)%		12.53%	(10.62)%		11.94%	8.35%	(19.49)%
Net assets, end of period (in 000’s)	$3,534	$7,735	$8,821	$5,348	$4,295		$28,123	$19,207	$10,310	$5,701		$5,676		$8,635	$20,211		$17,955	$4,653	$4,413
Ratio of expenses to average net assets	0.50%	0.51%	0.51%	0.50%	0.50	%(4)	0.50%	0.50%	0.51%	0.50%		0.50	%(4)	0.50%	0.50%		0.52%	0.50%	0.50	%(4)
Ratio of net investment income (loss) to average net assets	3.94%	3.47%	2.85%	2.88%	2.03	%(4)	2.70%	2.37%	2.25%	2.35%		1.67	%(4)	2.27%	2.22%		1.74%	2.59%	1.55	%(4)
Portfolio turnover rate (5)	6%	4%	6%	25%	0	%(6)	14%	5%	29%	0	%(6)	18%		11%	0	%(6)	20%	3%	0	%(6)

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(4)	Annualized.
(5)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(6)	Amount shown represents less than 0.5%.

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SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P International Materials Sector ETF							SPDR S&P International Technology Sector ETF						SPDR S&P International Telecommunications Sector ETF
						For the						For the							For the
						Period						Period							Period
	Year Ended		Year Ended	Year Ended	Year Ended	7/16/08*-		Year Ended	Year Ended	Year Ended	Year Ended	7/16/08*-		Year Ended	Year Ended		Year Ended	Year Ended	7/16/08*-
	9/30/12		9/30/11	9/30/10	9/30/09	9/30/08		9/30/12	9/30/11	9/30/10	9/30/09	9/30/08		9/30/12	9/30/11		9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$22.83		$26.34	$23.05	$21.54	$31.52		$22.00	$24.76	$24.58	$22.27	$27.77		$22.65	$24.30		$23.58	$22.71	$27.02

Income (loss) from investment operations:
Net investment income (loss)	0.42	(1)	0.42 (1)	0.32 (1)	0.27 (1)	0.11		0.29 (1)	0.34 (1)	0.29 (1)	0.24 (1)	0.06		1.45 (1)	1.22	(1)(2)	1.05 (1)	0.97 (1)	0.16
Net realized and unrealized gain (loss) (3)	0.87		(3.51)	3.25	1.41	(10.02)		2.37	(2.68)	0.14	2.32	(5.56)		0.10	(1.54)		0.69	0.86	(4.33)

Total from investment operations	1.29		(3.09)	3.57	1.68	(9.91)		2.66	(2.34)	0.43	2.56	(5.50)		1.55	(0.32)		1.74	1.83	(4.17)

Net equalization credits and charges (1)	0.01		(0.03)	(0.02)	0.15	—		(0.03)	0.00 (4)	0.01	0.01	—		(0.01)	0.01		0.02	0.02	—

Distributions to shareholders from:
Net investment income	(0.45)		(0.39)	(0.26)	(0.32)	(0.07)		(0.31)	(0.33)	(0.25)	(0.26)	—		(1.37)	(1.34)		(1.04)	(0.98)	(0.14)
Net realized gains	—		—	—	—	—		(0.14)	(0.09)	(0.01)	—	—		—	—		—	—	—

Total distributions	(0.45)		(0.39)	(0.26)	(0.32)	(0.07)		(0.45)	(0.42)	(0.26)	(0.26)	—		(1.37)	(1.34)		(1.04)	(0.98)	(0.14)

Net asset value, end of period	$23.68		$22.83	$26.34	$23.05	$21.54		$24.18	$22.00	$24.76	$24.58	$22.27		$22.82	$22.65		$24.30	$23.58	$22.71

Total return (5)	5.79%		(12.12)%	15.53%	8.87%	(31.44)%		12.06%	(9.74)%	1.86%	11.81%	(19.81)%		7.23%	(1.66	)%(2)	8.09%	8.68%	(15.45)%
Net assets, end of period (in 000’s)	$11,842		$19,403	$22,387	$9,221	$4,309		$10,881	$18,702	$21,044	$11,062	$4,454		$25,098	$12,458		$15,795	$9,432	$4,542
Ratio of expenses to average net assets	0.50%		0.51%	0.52%	0.50%	0.50	%(6)	0.50%	0.51%	0.52%	0.51%	0.50	%(6)	0.50%	0.51%		0.52%	0.50%	0.50	%(6)
Ratio of net investment income (loss) to average net assets	1.77%		1.42%	1.31%	1.47%	1.99	%(6)	1.21%	1.27%	1.20%	1.23%	1.04	%(6)	6.48%	4.84	%(2)	4.62%	4.76%	3.11	%(6)
Portfolio turnover rate (7)	—	%(8)	1%	9%	7%	4%		6%	1%	10%	5%	0	%(8)	3%	8%		6%	5%	0	%(8)

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average net assets reflect receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.09 per share and 0.34% of average net assets. If the special dividends were not received during the year ended September 30, 2011, the total return would have been (2.00)%.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Amount is less than $0.005 per share.
(5)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(6)	Annualized.
(7)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(8)	Amount shown represents less than 0.5%.

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SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P International Utilities Sector ETF
						For the
						Period
	Year Ended	Year Ended		Year Ended	Year Ended	7/16/08*-
	9/30/12	9/30/11		9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$17.38	$20.55		$22.78	$24.95	$29.47

Income (loss) from investment operations:
Net investment income (loss)	0.85 (1)	0.92	(1)(2)	0.82 (1)	0.86 (1)	0.37	(3)
Net realized and unrealized gain (loss) (4)	(1.24)	(3.20)		(2.43)	(2.19)	(4.45)

Total from investment operations	(0.39)	(2.28)		(1.61)	(1.33)	(4.08)

Net equalization credits and charges (1)	0.14	0.02		0.04	—	—

Distributions to shareholders from:
Net investment income	(0.74)	(0.91)		(0.66)	(0.81)	(0.44)
Net realized gains	—	—		—	(0.03)	—

Total distributions	(0.74)	(0.91)		(0.66)	(0.84)	(0.44)

Net asset value, end of period	$16.39	$17.38		$20.55	$22.78	$24.95

Total return (5)	(1.30)%	(11.45	)%(2)	(6.71)%	(4.96)%	(13.87)%
Net assets, end of period (in 000’s)	$25,403	$9,561		$8,221	$4,557	$4,989
Ratio of expenses to average net assets	0.50%	0.51%		0.52%	0.50%	0.50	%(6)
Ratio of net investment income (loss) to average net assets	5.15%	4.49	%(2)	3.94%	4.23%	6.47	%(6)
Portfolio turnover rate (7)	8%	2%		5%	7%	1%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average net assets reflect receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.08 per share and 0.39% of average net assets. If the special dividends were not received during the year ended September 30, 2011, the total return would have been (11.75)%.
(3)	Net investment income per share reflects receipt of a special one time dividend from a portfolio holding. The effect of this dividend amounted to $0.31 per share.
(4)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(5)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(6)	Annualized.
(7)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2012

1.	Organization

SPDR Index Shares Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end investment management company that was organized as a Massachusetts business trust on February 14, 2002.

As of September 30, 2012, the Trust offered thirty-six (36) portfolios, each of which represents a separate series of beneficial interest in the Trust (each referred to as a “Fund” and collectively the “Funds”). The financial statements herein relate to the following Funds: SPDR STOXX Europe 50 ETF, SPDR EURO STOXX 50 ETF, SPDR S&P Emerging Asia Pacific ETF, SPDR S&P Small Cap Emerging Asia Pacific ETF, SPDR S&P Russia ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P Emerging Markets Dividend ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P World ex-US ETF, SPDR S&P International Small Cap ETF, SPDR Dow Jones International Real Estate ETF, SPDR FTSE/Macquarie Global Infrastructure 100 ETF, SPDR S&P Global Natural Resources ETF, SPDR MSCI ACWI ex-US ETF, SPDR MSCI ACWI IMI ETF, SPDR MSCI EM 50 ETF, SPDR Russell/Nomura PRIME Japan ETF, SPDR Russell/Nomura Small Cap Japan ETF, SPDR S&P International Dividend ETF, SPDR S&P International Mid Cap ETF, SPDR S&P Emerging Markets Small Cap ETF, SPDR Dow Jones Global Real Estate ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF and SPDR S&P International Utilities Sector ETF.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Each Fund’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of each Fund’s shares will decline, more or less, in correlation with any decline in the value of the Fund’s benchmark index. The values of equity securities could decline generally or could underperform other investments. Generally, a Fund will not sell an equity security because the security’s issuer is in financial trouble, unless that security is removed from the Fund’s benchmark index.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. These financial statements are presented in United States dollars.

Security Valuation

The value of each Fund’s portfolio securities, including exchange-traded futures contracts, is based on the securities’ last sale price on local markets when available. Investments in open-end investment companies are valued at their net

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

asset value each business day. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees of the Trust (the “Board”) believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the “Committee”). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, a Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Funds continue to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides funds the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net assets are computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Funds’ benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index. The inputs or methodology used for valuation are not necessarily an indication of the risks associated with investing in those investments.

The type of inputs used to value each security is identified in the breakdown of the Funds’ investments by industry, which appears in the Portfolio Summary.

The following table summarizes the inputs used in valuing the Funds’ investments as of September 30, 2012:

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Quoted	Observable	Unobservable
Fund	Prices	Inputs	Inputs		Total

SPDR STOXX Europe 50 ETF	$38,505,862	$—	$—		$38,505,862
SPDR EURO STOXX 50 ETF	1,046,652,536	—	—		1,046,652,536
SPDR S&P Emerging Asia Pacific ETF	412,080,793	160,237	—	**	412,241,030
SPDR S&P Small Cap Emerging Asia Pacific ETF	2,225,424	3,650	7,450		2,236,524

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

		Level 2 —		Level 3 —
	Level 1 —	Other Significant		Significant
	Quoted	Observable		Unobservable
Fund	Prices	Inputs		Inputs		Total

SPDR S&P Russia ETF	$40,749,796	$—		$—		$40,749,796
SPDR S&P China ETF	890,601,596	—	*	—		890,601,596
SPDR S&P Emerging Markets ETF	169,000,440	48,911		—	**	169,049,351
SPDR S&P Emerging Markets Dividend ETF	335,520,331	—		—		335,520,331
SPDR S&P BRIC 40 ETF	333,028,798	—		—		333,028,798
SPDR S&P Emerging Europe ETF	87,897,245	—		—		87,897,245
SPDR S&P Emerging Latin America ETF	126,309,930	—		—		126,309,930
SPDR S&P Emerging Middle East & Africa ETF	99,055,889	139,993		—		99,195,882
SPDR S&P World ex-US ETF	455,545,463	—	*	—	**	455,545,463
SPDR S&P International Small Cap ETF	745,627,514	27,897		—	**	745,655,411
SPDR Dow Jones International Real Estate ETF	3,266,861,955	—	*	—		3,266,861,955
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	43,376,670	—		—		43,376,670
SPDR S&P Global Natural Resources ETF	450,759,229	—		—	**	450,759,229
SPDR MSCI ACWI ex-US ETF	423,236,306	—		—		423,236,306
SPDR MSCI ACWI IMI ETF	4,943,573	—		—		4,943,573
SPDR MSCI EM 50 ETF	4,724,900	—		—		4,724,900
SPDR Russell/Nomura PRIME Japan ETF	18,103,794	—		—		18,103,794
SPDR Russell/Nomura Small Cap Japan ETF	78,097,060	—	*	—		78,097,060
SPDR S&P International Dividend ETF	1,101,031,404	—		—		1,101,031,404
SPDR S&P International Mid Cap ETF	40,812,332	—		—	**	40,812,332
SPDR S&P Emerging Markets Small Cap ETF	927,653,715	718,079		624,043		928,995,837
SPDR Dow Jones Global Real Estate ETF	580,107,857	—	*	—		580,107,857
SPDR S&P International Consumer Discretionary Sector ETF	5,583,650	—		—		5,583,650
SPDR S&P International Consumer Staples Sector ETF	19,307,532	—		—		19,307,532
SPDR S&P International Energy Sector ETF	11,788,169	—		—		11,788,169
SPDR S&P International Financial Sector ETF	3,712,373	—		—		3,712,373
SPDR S&P International Health Care Sector ETF	28,028,511	—		—		28,028,511
SPDR S&P International Industrial Sector ETF	8,549,695	—		—		8,549,695
SPDR S&P International Materials Sector ETF	11,780,905	—		—	**	11,780,905
SPDR S&P International Technology Sector ETF	10,950,553	—		—		10,950,553
SPDR S&P International Telecommunications Sector ETF	25,451,786	—		—		25,451,786
SPDR S&P International Utilities Sector ETF	26,406,453	—		—		26,406,453

*	Fund held Level 2 securities that were valued at $0 at September 30, 2012.
**	Fund held Level 3 securities that were valued at $0 at September 30, 2012.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Quoted	Observable	Unobservable
Fund — Other Financial Instruments*	Prices	Inputs	Inputs	Total

SPDR S&P Emerging Markets ETF	$(25,505)	$—	$—	$(25,505)

*	Other Financial Instruments are derivative instruments not reflected in the Schedules of Investments, such as futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

There were no material transfers between levels for the year ended September 30, 2012. The transfers that did occur were the result of fair value pricing using significant observable inputs for Level 2 securities and significant unobservable inputs for Level 3 securities.

Investment Income

Dividend income is recorded on the ex-dividend date, except for certain foreign dividends for which the Funds may not record until they receive notice of the dividend which could result in the Funds recording on pay date. Interest income is recorded on the accrual basis. The value of certain additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

Expenses

Advisory fees and other expenses, which are directly identifiable to a specific Fund, are applied to that Fund. Trustees’ fees and other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds.

Equalization

Certain Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Effective February 23, 2010, SPDR S&P Emerging Asia Pacific ETF, SPDR S&P Russia ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P World ex-US ETF, SPDR S&P International Small Cap ETF, SPDR FTSE/Macquarie Global Infrastructure 100 ETF, SPDR MSCI ACWI ex-US ETF, SPDR Russell/Nomura PRIME Japan ETF, SPDR Russell/Nomura Small Cap Japan ETF, SPDR S&P International Mid Cap ETF and SPDR S&P Emerging Markets Small Cap ETF no longer utilized equalization.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities and foreign exchange transactions are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings on the ex-dividend date.

Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

foreign currency transactions on the Statements of Operations. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

Some foreign markets in which the Funds invest are considered emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market.

Futures

SPDR S&P Emerging Asia Pacific ETF and SPDR S&P Emerging Markets ETF used futures contracts during the period to meet each Fund’s objectives. Each Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for investment do not work as intended, each Fund may not achieve its objectives.

Equity risk relates to change in value of equity securities such as common stocks due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled periodically with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may use exchange-traded futures, together with positions in cash and money market instruments, to simulate full investment in its underlying benchmark index. Under such circumstances, the Adviser (as defined in Note 3) may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statements of Assets and Liabilities.

A summary of the open future contracts as of September 30, 2012 is included in a table following the Fund’s Schedule of Investments.

The following tables summarize the value of the Fund’s derivative instruments as of September 30, 2012 and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:

Asset Derivatives
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR S&P Emerging Markets ETF (a)	Futures Contract	$—	$—	$—	$408,556	$—	$—	$408,556

(a)	Initial margin deposit on futures

Liability Derivatives
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR S&P Emerging Markets ETF (a)	Futures Contract	$—	$—	$—	$24,974	$—	$—	$24,974

(a)	Payable for variation margin on futures contracts

		Realized Gain (Loss)
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR S&P Emerging Asia Pacific ETF (a)	Futures Contract	$—	$—	$—	$249,844	$—	$—	$249,844
SPDR S&P Emerging Markets ETF (a)	Futures Contract	—	—	—	647,590	—	—	647,590

(a)	Net realized gain/loss on Futures.

Change In Appreciation (Depreciation)
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR S&P Emerging Markets ETF (a)	Futures Contract	$—	$—	$—	$(158,136)	$—	$—	$(158,136)

(a)	Net change in unrealized appreciation (depreciation) on Futures.

The volume of derivatives held at year end is indicative of the volume held throughout the year.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

Federal Income Tax

The Funds have qualified and intend to continue to qualify for and elect treatment as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for tax equalization, in-kind transactions, foreign currencies, losses deferred due to wash sales and the realization of unrealized gains on investments in passive foreign investment companies.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which the applicable Funds invest, the Funds will provide for foreign taxes and, where appropriate, deferred foreign taxes.

Accounting Standards Codification 740, Income Taxes (“ASC 740”) established financial accounting and disclosure requirements for recognition and measurement of tax positions taken, and whether those tax positions are more likely than not to be sustained upon examination by the applicable taxing authority based on the technical merits of the position. The Funds have not recognized any liabilities for unrecognized tax benefits, related to the current year or prior years impacting the NAVs of the Funds. The Funds may be subject to potential examinations by certain taxing authorities for all open tax years (the current and prior years, as applicable). Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of the Funds’ investments may change over time based on factors including, but not limited to new tax laws, regulations, and interpretations thereof.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

For the year ended September 30, 2012, the following Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

Net Gain (Loss)
Reclassified to
Paid in Capital

SPDR STOXX Europe 50 ETF	$(1,406,695)
SPDR EURO STOXX 50 ETF	2,971,575
SPDR S&P Emerging Asia Pacific ETF	6,812,741
SPDR S&P Small Cap Emerging Asia Pacific ETF	(510)
SPDR S&P Russia ETF	3,602,519
SPDR S&P China ETF	39,674,298
SPDR S&P Emerging Markets ETF	5,599,621
SPDR S&P Emerging Markets Dividend ETF	1,188,021
SPDR S&P BRIC 40 ETF	23,233,593
SPDR S&P Emerging Europe ETF	(9,165,963)
SPDR S&P Emerging Latin America ETF	2,805,070

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

Net Gain (Loss)
Reclassified to
Paid in Capital

SPDR S&P Emerging Middle East & Africa ETF	$1,419,739
SPDR S&P World ex-US ETF	3,226,910
SPDR S&P International Small Cap ETF	5,289,152
SPDR Dow Jones International Real Estate ETF	50,135,901
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	—
SPDR S&P Global Natural Resources ETF	4,725,737
SPDR MSCI ACWI ex-US ETF	26,325,917
SPDR MSCI ACWI IMI ETF	—
SPDR MSCI EM 50 ETF	—
SPDR Russell/Nomura PRIME Japan ETF	—
SPDR Russell/Nomura Small Cap Japan ETF	(714,458)
SPDR S&P International Dividend ETF	166,806
SPDR S&P International Mid Cap ETF	409,837
SPDR S&P Emerging Markets Small Cap ETF	(6,608,860)
SPDR Dow Jones Global Real Estate ETF	1,818,710
SPDR S&P International Consumer Discretionary Sector ETF	(130,302)
SPDR S&P International Consumer Staples Sector ETF	1,134,053
SPDR S&P International Energy Sector ETF	161,886
SPDR S&P International Financial Sector ETF	(531,710)
SPDR S&P International Health Care Sector ETF	1,522,112
SPDR S&P International Industrial Sector ETF	(2,136,706)
SPDR S&P International Materials Sector ETF	(1,005,929)
SPDR S&P International Technology Sector ETF	48,201
SPDR S&P International Telecommunications Sector ETF	60,319
SPDR S&P International Utilities Sector ETF	—

At September 30, 2012, the Funds had capital loss carryforwards which may be utilized to offset any net realized capital gains expiring September 30:

					Non-Expiring —	Non-Expiring —
	2016	2017	2018	2019	Short Term	Long Term

SPDR STOXX Europe 50 ETF	$—	$5,783,115	$6,195,941	$2,032,222	$123,590	$6,186,846
SPDR EURO STOXX 50 ETF	—	6,389,360	14,945,357	8,709,645	2,303,512	42,335,859
SPDR S&P Emerging Asia Pacific ETF	—	—	—	—	1,312,470	14,161,878
SPDR S&P Small Cap Emerging Asia Pacific ETF	—	—	—	—	—	—
SPDR S&P Russia ETF	—	—	—	—	1,606,561	815,018
SPDR S&P China ETF	—	2,685,375	3,455,043	20,718,358	7,930,197	16,159,601
SPDR S&P Emerging Markets ETF	—	—	—	—	—	4,318,295
SPDR S&P Emerging Markets Dividend ETF	—	—	—	362,314	23,688,436	1,609,549
SPDR S&P BRIC 40 ETF	—	399,946	37,661,979	9,992,324	3,996,266	27,879,445
SPDR S&P Emerging Europe ETF	—	5,912,354	8,992,073	9,348,438	890,145	5,814,446
SPDR S&P Emerging Latin America ETF	—	3,111,522	3,011,912	2,259,986	2,485,720	1,698,887

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

					Non-Expiring —	Non-Expiring —
	2016	2017	2018	2019	Short Term	Long Term

SPDR S&P Emerging Middle East & Africa ETF	$—	$1,967,866	$10,818,456	$1,720,229	$587,197	$5,512,594
SPDR S&P World ex-US ETF	—	—	2,423,514	—	—	1,550,596
SPDR S&P International Small Cap ETF	—	—	—	—	4,263,504	12,568,678
SPDR Dow Jones International Real Estate ETF	2,568,760	37,378,612	162,058,595	64,649,806	9,925,294	218,292,563
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	—	246,762	3,044,553	1,744,492	1,134	3,439,838
SPDR S&P Global Natural Resources ETF	—	—	—	—	7,990,822	6,092,675
SPDR MSCI ACWI ex-US ETF	—	2,856,017	36,957,682	2,453,209	2,779,144	12,094,928
SPDR MSCI ACWI IMI ETF	—	—	—	—	—	—
SPDR MSCI EM 50 ETF	—	—	—	—	63,202	—
SPDR Russell/Nomura PRIME Japan ETF	—	367,543	574,285	91,148	5,867	173,309
SPDR Russell/Nomura Small Cap Japan ETF	—	1,812,297	3,384,327	20,536	—	—
SPDR S&P International Dividend ETF	—	—	13,759,514	—	67,258,345	31,503,155
SPDR S&P International Mid Cap ETF	—	—	—	—	—	—
SPDR S&P Emerging Markets Small Cap ETF	—	—	—	—	20,724,113	11,383,030
SPDR Dow Jones Global Real Estate ETF	—	103,944	4,030,131	1,089,711	2,814,951	1,766,583
SPDR S&P International Consumer Discretionary Sector ETF	—	—	—	—	14,577	38,653
SPDR S&P International Consumer Staples Sector ETF	—	—	72,762	3,931	—	—
SPDR S&P International Energy Sector ETF	—	4,624	119,106	316,377	—	185,938
SPDR S&P International Financial Sector ETF	—	39,777	563,054	43,972	13,091	319,324
SPDR S&P International Health Care Sector ETF	—	64,517	3,109	41,551	41,691	69,802
SPDR S&P International Industrial Sector ETF	—	4,087	41,800	85,376	30,716	156,494
SPDR S&P International Materials Sector ETF	—	65,728	154,398	205,070	48	2,353
SPDR S&P International Technology Sector ETF	—	—	—	—	—	—
SPDR S&P International Telecommunications Sector ETF	—	2,618	97,364	213,502	—	224,454
SPDR S&P International Utilities Sector ETF	—	16,137	130,798	182,287	—	462,021

During the tax year ended September 30, 2012, the Funds utilized/expired capital loss carryforwards in the following amounts:

	Amount Utilized	Amount Expired

SPDR STOXX Europe 50 ETF	$—	$—
SPDR EURO STOXX 50 ETF	—	—
SPDR S&P Emerging Asia Pacific ETF	—	—
SPDR S&P Small Cap Emerging Asia Pacific ETF	—	—
SPDR S&P Russia ETF	—	—
SPDR S&P China ETF	—	—
SPDR S&P Emerging Markets ETF	—	—
SPDR S&P Emerging Markets Dividend ETF	—	—
SPDR S&P BRIC 40 ETF	—	—
SPDR S&P Emerging Europe ETF	—	—
SPDR S&P Emerging Latin America ETF	—	—
SPDR S&P Emerging Middle East & Africa ETF	—	—
SPDR S&P World ex-US ETF	—	—

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

	Amount Utilized	Amount Expired

SPDR S&P International Small Cap ETF	$—	$—
SPDR Dow Jones International Real Estate ETF	—	—
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	—	—
SPDR S&P Global Natural Resources ETF	—	—
SPDR MSCI ACWI ex-US ETF	—	—
SPDR MSCI ACWI IMI ETF	—	—
SPDR MSCI EM 50 ETF	—	—
SPDR Russell/Nomura PRIME Japan ETF	—	—
SPDR Russell/Nomura Small Cap Japan ETF	185,565	—
SPDR S&P International Dividend ETF	—	—
SPDR S&P International Mid Cap ETF	—	—
SPDR S&P Emerging Markets Small Cap ETF	—	—
SPDR Dow Jones Global Real Estate ETF	—	—
SPDR S&P International Consumer Discretionary Sector ETF	—	—
SPDR S&P International Consumer Staples Sector ETF	23,980	—
SPDR S&P International Energy Sector ETF	—	—
SPDR S&P International Financial Sector ETF	—	—
SPDR S&P International Health Care Sector ETF	—	—
SPDR S&P International Industrial Sector ETF	—	—
SPDR S&P International Materials Sector ETF	—	—
SPDR S&P International Technology Sector ETF	5,746	—
SPDR S&P International Telecommunications Sector ETF	—	—
SPDR S&P International Utilities Sector ETF	—	—

Under current tax laws, certain capital and foreign currency losses realized after October 31 and ordinary income losses realized after December 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected for federal income tax purposes to defer the following current year post October 31 and post December 31 losses, as applicable, as though the losses were incurred on the first day of the next fiscal year:

	Post October	Late Year
	Capital Loss Deferral	Ordinary Loss Deferral

SPDR STOXX Europe 50 ETF	$—	$—
SPDR EURO STOXX 50 ETF	—	—
SPDR S&P Emerging Asia Pacific ETF	—	—
SPDR S&P Small Cap Emerging Asia Pacific ETF	—	—
SPDR S&P Russia ETF	—	—
SPDR S&P China ETF	—	—
SPDR S&P Emerging Markets ETF	—	—
SPDR S&P Emerging Markets Dividend ETF	—	—
SPDR S&P BRIC 40 ETF	—	—
SPDR S&P Emerging Europe ETF	—	—
SPDR S&P Emerging Latin America ETF	—	—
SPDR S&P Emerging Middle East & Africa ETF	—	—
SPDR S&P World ex-US ETF	—	—

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

	Post October	Late Year
	Capital Loss Deferral	Ordinary Loss Deferral

SPDR S&P International Small Cap ETF	$—	$—
SPDR Dow Jones International Real Estate ETF	—	—
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	—	—
SPDR S&P Global Natural Resources ETF	—	—
SPDR MSCI ACWI ex-US ETF	—	—
SPDR MSCI ACWI IMI ETF	—	—
SPDR MSCI EM 50 ETF	—	—
SPDR Russell/Nomura PRIME Japan ETF	—	—
SPDR Russell/Nomura Small Cap Japan ETF	—	—
SPDR S&P International Dividend ETF	—	—
SPDR S&P International Mid Cap ETF	—	—
SPDR S&P Emerging Markets Small Cap ETF	—	—
SPDR Dow Jones Global Real Estate ETF	—	—
SPDR S&P International Consumer Discretionary Sector ETF	—	—
SPDR S&P International Consumer Staples Sector ETF	—	—
SPDR S&P International Energy Sector ETF	—	—
SPDR S&P International Financial Sector ETF	—	—
SPDR S&P International Health Care Sector ETF	—	—
SPDR S&P International Industrial Sector ETF	—	—
SPDR S&P International Materials Sector ETF	—	—
SPDR S&P International Technology Sector ETF	(188,045)	—
SPDR S&P International Telecommunications Sector ETF	—	—
SPDR S&P International Utilities Sector ETF	—	—

For the year ended September 30, 2012, there were no significant differences between the book basis and the tax basis character of distributions to shareholders.

The tax character of distributions paid during the year ended September 30, 2012 was as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

SPDR STOXX Europe 50 ETF	$1,310,972	$—	$—
SPDR EURO STOXX 50 ETF	23,665,812	—	—
SPDR S&P Emerging Asia Pacific ETF	11,357,965	6,448,372	—
SPDR S&P Small Cap Emerging Asia Pacific ETF	—	—	—
SPDR S&P Russia ETF	734,365	—	—
SPDR S&P China ETF	17,799,814	—	—
SPDR S&P Emerging Markets ETF	3,935,966	1,641,949	—
SPDR S&P Emerging Markets Dividend ETF	16,170,078	—	—
SPDR S&P BRIC 40 ETF	8,184,641	—	—
SPDR S&P Emerging Europe ETF	2,483,872	—	—
SPDR S&P Emerging Latin America ETF	3,522,698	—	—
SPDR S&P Emerging Middle East & Africa ETF	4,218,267	—	—
SPDR S&P World ex-US ETF	5,552,612	—	—

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

SPDR S&P International Small Cap ETF	$19,547,097	$5,368,801	$—
SPDR Dow Jones International Real Estate ETF	111,418,761	—	—
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	1,483,636	—	—
SPDR S&P Global Natural Resources ETF	4,463,333	—	—
SPDR MSCI ACWI ex-US ETF	13,349,211	—	—
SPDR MSCI ACWI IMI ETF	54,416	—	—
SPDR MSCI EM 50 ETF	46,280	—	—
SPDR Russell/Nomura PRIME Japan ETF	265,569	—	—
SPDR Russell/Nomura Small Cap Japan ETF	1,634,370	—	—
SPDR S&P International Dividend ETF	53,305,546	—	—
SPDR S&P International Mid Cap ETF	1,577,246	637,971	—
SPDR S&P Emerging Markets Small Cap ETF	28,780,358	17,144,635	—
SPDR Dow Jones Global Real Estate ETF	13,646,214	—	—
SPDR S&P International Consumer Discretionary Sector ETF	198,620	—	—
SPDR S&P International Consumer Staples Sector ETF	478,660	—	—
SPDR S&P International Energy Sector ETF	366,239	—	—
SPDR S&P International Financial Sector ETF	155,043	—	—
SPDR S&P International Health Care Sector ETF	462,681	—	—
SPDR S&P International Industrial Sector ETF	261,597	—	—
SPDR S&P International Materials Sector ETF	253,185	—	—
SPDR S&P International Technology Sector ETF	165,361	75,778	—
SPDR S&P International Telecommunications Sector ETF	1,106,996	—	—
SPDR S&P International Utilities Sector ETF	691,902	—	—

The tax character of distributions paid during the year ended September 30, 2011 was as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

SPDR STOXX Europe 50 ETF	$1,722,185	$—	$—
SPDR EURO STOXX 50 ETF	6,825,929	—	—
SPDR S&P Emerging Asia Pacific ETF	11,323,304	23,251,099	—
SPDR S&P Russia ETF	683,138	—	—
SPDR S&P China ETF	12,717,627	—	—
SPDR S&P Emerging Markets ETF	4,745,315	760,006	—
SPDR S&P Emerging Markets Dividend ETF	1,145,654	—	369,715
SPDR S&P BRIC 40 ETF	9,949,352	—	—
SPDR S&P Emerging Europe ETF	3,314,025	—	—
SPDR S&P Emerging Latin America ETF	4,376,380	—	—
SPDR S&P Emerging Middle East & Africa ETF	3,403,851	—	—
SPDR S&P World ex-US ETF	3,469,047	—	—
SPDR S&P International Small Cap ETF	17,128,845	—	—
SPDR Dow Jones International Real Estate ETF	143,046,493	—	—
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	1,879,120	—	—

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

SPDR S&P Global Natural Resources ETF	$1,451,147	$—	$—
SPDR MSCI ACWI ex-US ETF	11,384,970	—	—
SPDR Russell/Nomura PRIME Japan ETF	251,121	—	—
SPDR Russell/Nomura Small Cap Japan ETF	1,442,652	—	—
SPDR S&P International Dividend ETF	29,270,143	—	—
SPDR S&P International Mid Cap ETF	1,360,464	181,307	—
SPDR S&P Emerging Markets Small Cap ETF	31,183,329	5,954,807	—
SPDR Dow Jones Global Real Estate ETF	14,119,218	—	—
SPDR S&P International Consumer Discretionary Sector ETF	293,003	—	—
SPDR S&P International Consumer Staples Sector ETF	500,869	—	—
SPDR S&P International Energy Sector ETF	385,397	—	—
SPDR S&P International Financial Sector ETF	269,250	—	—
SPDR S&P International Health Care Sector ETF	335,264	—	—
SPDR S&P International Industrial Sector ETF	541,188	—	—
SPDR S&P International Materials Sector ETF	443,679	—	—
SPDR S&P International Technology Sector ETF	397,839	—	—
SPDR S&P International Telecommunications Sector ETF	615,543	—	—
SPDR S&P International Utilities Sector ETF	365,549	—	—

For the year ended September 30, 2012, there were no significant differences between the book basis and the tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax deferral of losses on wash sales, the cumulative return of capital payment, PFICs (Passive Foreign Investment Companies), redemptions in-kind, dividend payables and the deferral of post-October losses.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation
	Income	Capital Gains	(Depreciation)

SPDR STOXX Europe 50 ETF	$229,228	$—	$(9,594,998)
SPDR EURO STOXX 50 ETF	1,162,420	—	(26,157,129)
SPDR S&P Emerging Asia Pacific ETF	5,038,170	—	3,132,073
SPDR S&P Small Cap Emerging Asia Pacific ETF	237,244	—	87,598
SPDR S&P Russia ETF	918,804	—	(10,676,379)
SPDR S&P China ETF	4,635,305	—	(96,497,641)
SPDR S&P Emerging Markets ETF	1,662,999	—	(9,435,168)
SPDR S&P Emerging Markets Dividend ETF	7,626,334	—	(14,313,570)
SPDR S&P BRIC 40 ETF	2,475,120	—	(37,607,385)
SPDR S&P Emerging Europe ETF	1,655,785	—	(27,205,923)
SPDR S&P Emerging Latin America ETF	121,201	—	(21,644,752)
SPDR S&P Emerging Middle East & Africa ETF	900,203	—	(5,190,305)
SPDR S&P World ex-US ETF	3,105,754	—	12,213,603
SPDR S&P International Small Cap ETF	10,578,054	—	(93,743,453)

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation
	Income	Capital Gains	(Depreciation)

SPDR Dow Jones International Real Estate ETF	$112,371,727	$—	$56,658,345
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	416,538	—	(14,258,816)
SPDR S&P Global Natural Resources ETF	2,317,024	—	(13,390,827)
SPDR MSCI ACWI ex-US ETF	3,573,624	—	(65,735,956)
SPDR MSCI ACWI IMI ETF	33,175	—	(28,942)
SPDR MSCI EM 50 ETF	37,119	—	(243,373)
SPDR Russell/Nomura PRIME Japan ETF	149,314	—	(3,603,303)
SPDR Russell/Nomura Small Cap Japan ETF	626,439	—	(19,010,635)
SPDR S&P International Dividend ETF	14,731,376	—	(28,768,654)
SPDR S&P International Mid Cap ETF	601,318	—	(210,849)
SPDR S&P Emerging Markets Small Cap ETF	13,331,052	—	(144,081,020)
SPDR Dow Jones Global Real Estate ETF	9,699,377	—	62,854,034
SPDR S&P International Consumer Discretionary Sector ETF	84,490	—	(637,081)
SPDR S&P International Consumer Staples Sector ETF	121,243	—	943,416
SPDR S&P International Energy Sector ETF	119,076	—	(1,522,211)
SPDR S&P International Financial Sector ETF	114,046	—	(1,419,771)
SPDR S&P International Health Care Sector ETF	169,637	—	723,848
SPDR S&P International Industrial Sector ETF	135,967	—	(2,205,599)
SPDR S&P International Materials Sector ETF	155,321	—	(4,412,482)
SPDR S&P International Technology Sector ETF	67,495	—	(1,716,639)
SPDR S&P International Telecommunications Sector ETF	175,749	—	(1,592,936)
SPDR S&P International Utilities Sector ETF	224,662	—	(3,692,950)

Distributions

Each Fund declares and distributes dividends from net investment income, if any, to its shareholders quarterly for SPDR STOXX Europe 50 ETF, SPDR EURO STOXX 50 ETF, SPDR S&P Emerging Markets Dividend ETF, SPDR Dow Jones International Real Estate ETF, SPDR S&P International Dividend ETF, SPDR Dow Jones Global Real Estate ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF and SPDR S&P International Utilities Sector ETF. The following Funds distribute net investment income semi-annually: SPDR S&P Emerging Asia Pacific ETF, SPDR S&P Small Cap Emerging Asia Pacific ETF, SPDR S&P Russia ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P World ex-US ETF, SPDR S&P International Small Cap ETF, SPDR FTSE/Macquarie Global Infrastructure 100 ETF, SPDR S&P Global Natural Resources ETF, SPDR MSCI ACWI ex-US ETF, SPDR MSCI ACWI IMI ETF, SPDR MSCI EM 50 ETF, SPDR Russell/Nomura PRIME Japan ETF, SPDR Russell/Nomura Small Cap Japan ETF, SPDR S&P International Mid Cap ETF and SPDR S&P Emerging Markets Small Cap ETF. The Trust declares and distributes net realized capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

Subsequent Events

The Tuckerman Group LLC (“Tuckerman”), an affiliate of the Adviser, is responsible for the day to day management of the Dow Jones International Real Estate ETF and the Dow Jones Global Real Estate ETF’s investments, subject to the supervision of the Adviser and the Board of Trustees. It is anticipated that after December 31, 2012, Tuckerman will no longer serve as sub-adviser to these Funds and SSgA FM will directly manage the assets of these Funds.

Events or transactions occurring after year end through the date the financial statements were issued have been evaluated by management in the preparation of the financial statements and no additional items were noted requiring disclosure or adjustment.

3.	Related Party Fees and Transactions

Advisory Fee

The Trust, on behalf of each Fund has entered into an Investment Advisory Agreement with SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”). As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid quarterly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

Annual Rate

SPDR STOXX Europe 50 ETF	0.29%
SPDR EURO STOXX 50 ETF	0.29
SPDR S&P Emerging Asia Pacific ETF	0.59
SPDR S&P Small Cap Emerging Asia Pacific ETF	0.65
SPDR S&P Russia ETF	0.59
SPDR S&P China ETF	0.59
SPDR S&P Emerging Markets ETF	0.59
SPDR S&P Emerging Markets Dividend ETF	0.59
SPDR S&P BRIC 40 ETF	0.50
SPDR S&P Emerging Europe ETF	0.59
SPDR S&P Emerging Latin America ETF	0.59
SPDR S&P Emerging Middle East & Africa ETF	0.59
SPDR S&P World ex-US ETF	0.34
SPDR S&P International Small Cap ETF	0.59
SPDR Dow Jones International Real Estate ETF	0.59
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	0.59
SPDR S&P Global Natural Resources ETF	0.40
SPDR MSCI ACWI ex-US ETF	0.34
SPDR MSCI ACWI IMI ETF	0.25
SPDR MSCI EM 50 ETF	0.50
SPDR Russell/Nomura PRIME Japan ETF	0.50
SPDR Russell/Nomura Small Cap Japan ETF	0.55
SPDR S&P International Dividend ETF	0.45
SPDR S&P International Mid Cap ETF	0.45
SPDR S&P Emerging Markets Small Cap ETF	0.65
SPDR Dow Jones Global Real Estate ETF	0.50
SPDR S&P International Consumer Discretionary Sector ETF	0.50
SPDR S&P International Consumer Staples Sector ETF	0.50

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

Annual Rate

SPDR S&P International Energy Sector ETF	0.50%
SPDR S&P International Financial Sector ETF	0.50
SPDR S&P International Health Care Sector ETF	0.50
SPDR S&P International Industrial Sector ETF	0.50
SPDR S&P International Materials Sector ETF	0.50
SPDR S&P International Technology Sector ETF	0.50
SPDR S&P International Telecommunications Sector ETF	0.50
SPDR S&P International Utilities Sector ETF	0.50

The Adviser pays all operating expenses of each Fund other than the advisory fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

The Tuckerman Group, LLC, an affiliate of the Adviser, receives fees for its services as the sub-adviser to the SPDR Dow Jones International Real Estate ETF and the SPDR Dow Jones Global Real Estate ETF from the Adviser.

State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, receives fees for its services as Custodian, Administrator and Transfer Agent from the Adviser.

State Street also acts as the securities lending agent for the Funds and receives a portion of any lending income. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio (“Prime Portfolio”) for which SSgA FM serves as the investment adviser. Prime Portfolio is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 8 for additional information regarding securities lending.

For the year ended September 30, 2012, State Street earned securities lending agent fees from the following Funds:

Securities Lending
Agent Fees

SPDR STOXX Europe 50 ETF	$3,682
SPDR EURO STOXX 50 ETF	126,037
SPDR S&P Emerging Asia Pacific ETF	44,529
SPDR S&P Small Cap Emerging Asia Pacific ETF	87
SPDR S&P Russia ETF	911
SPDR S&P China ETF	248,173
SPDR S&P Emerging Markets ETF	15,643
SPDR S&P Emerging Markets Dividend ETF	99,423
SPDR S&P BRIC 40 ETF	36,202
SPDR S&P Emerging Europe ETF	16,567
SPDR S&P Emerging Latin America ETF	12,455
SPDR S&P Emerging Middle East & Africa ETF	5,194
SPDR S&P World ex-US ETF	30,505
SPDR S&P International Small Cap ETF	142,287
SPDR Dow Jones International Real Estate ETF	188,765
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	7,036
SPDR S&P Global Natural Resources ETF	22,842
SPDR MSCI ACWI ex-US ETF	56,255

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

Securities Lending
Agent Fees

SPDR Russell/Nomura PRIME Japan ETF	$1,210
SPDR Russell/Nomura Small Cap Japan ETF	10,686
SPDR S&P International Dividend ETF	344,297
SPDR S&P International Mid Cap ETF	6,024
SPDR S&P Emerging Markets Small Cap ETF	225,804
SPDR Dow Jones Global Real Estate ETF	19,687
SPDR S&P International Consumer Discretionary Sector ETF	4
SPDR S&P International Consumer Staples Sector ETF	15
SPDR S&P International Energy Sector ETF	191
SPDR S&P International Financial Sector ETF	30
SPDR S&P International Health Care Sector ETF	8
SPDR S&P International Materials Sector ETF	1
SPDR S&P International Technology Sector ETF	105
SPDR S&P International Telecommunications Sector ETF	3
SPDR S&P International Utilities Sector ETF	338

Distributor

State Street Global Markets, LLC (the “Distributor”), an affiliate of the Adviser, acts as the principal underwriter of each Fund pursuant to a principal underwriting contract with the Trust. The Distributor may enter into agreements with other broker-dealers (affiliated and non-affiliated) and other financial institutions to authorize them to sell Shares.

The Distributor has established an assisted trading program to aid Authorized Participants in certain creation and redemption activity for which the Distributor receives commissions from Authorized Participants. In addition, the Distributor receives compensation from State Street associated with on-line creation and redemption activity of Authorized Participants.

Trustees’ Fees

Effective July 1, 2012, the Trust, SSgA Master Trust, SSgA Active ETF Trust and SPDR Series Trust pay, in the aggregate, each Independent Trustee an annual fee of $150,000 plus $10,000 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $50,000 and the Chairman of the Audit Committee receives an additional annual fee of $20,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated among the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

Prior to July 1, 2012, each Independent Trustee received an annual fee of $132,500 plus $7,500 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board received an additional annual fee of $37,500 and the Chairman of the Audit Committee received an additional annual fee of $15,000. The Trust also reimbursed each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees were allocated among the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

Transactions with Affiliates

Each Fund may invest in certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund-Institutional Class (“Liquid Reserves Fund”), a series of State Street Institutional Investment Trust. The Liquid Reserves Fund is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the State Street Money Market Portfolio (“Master Portfolio”). The Liquid Reserves Fund does not pay an investment advisory fee to the Adviser, but the Master Portfolio in which it invests pays an investment advisory fee to the Adviser. The Liquid Reserves Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by the Funds from affiliated money market funds are recorded as dividend income on securities of affiliated issuers in the accompanying Statements of Operations. In addition, cash collateral from lending activities is invested in Prime Portfolio, for which SSgA FM serves as the investment adviser.

Amounts related to investments in Liquid Reserves Fund and/or Prime Portfolio at September 30, 2012 and for the period then ended are:

	Value at	Purchased		Sold		Value at
Liquid Reserves Fund	9/30/11	Cost	Shares	Proceeds	Shares	9/30/12	Income

SPDR STOXX Europe 50 ETF	$3,457	$1,348,763	1,348,763	$1,160,303	1,160,303	$191,917	$59
SPDR EURO STOXX 50 ETF	1,944	24,571,638	24,571,638	20,351,077	20,351,077	4,222,505	1,075
SPDR S&P Emerging Asia Pacific ETF	1,650,870	58,953,129	58,953,129	57,408,736	57,408,736	3,195,263	1,369
SPDR S&P Small Cap Emerging Asia Pacific ETF	—	1,279,301	1,279,301	1,279,201	1,279,201	100	37
SPDR S&P Russia ETF	462,494	3,904,053	3,904,053	3,829,397	3,829,397	537,150	461
SPDR S&P China ETF	887,638	14,111,273	14,111,273	14,253,805	14,253,805	745,106	949
SPDR S&P Emerging Markets ETF	1,723,265	28,737,255	28,737,255	29,614,215	29,614,215	846,305	3,117
SPDR S&P Emerging Markets Dividend ETF	100	51,854,299	51,854,299	44,777,486	44,777,486	7,076,913	1,017
SPDR S&P BRIC 40 ETF	365,852	19,572,605	19,572,605	19,769,578	19,769,578	168,879	1,487
SPDR S&P Emerging Europe ETF	100	7,127,605	7,127,605	7,127,605	7,127,605	100	372
SPDR S&P Emerging Latin America ETF	8,374	10,731,921	10,731,921	10,510,937	10,510,937	229,358	689
SPDR S&P Emerging Middle East & Africa ETF	153,489	4,801,272	4,801,272	4,861,560	4,861,560	93,201	210
SPDR S&P World ex-US ETF	149,788	7,719,731	7,719,731	7,537,322	7,537,322	332,197	996
SPDR S&P International Small Cap ETF	887,157	33,033,191	33,033,191	32,148,423	32,148,423	1,771,925	2,093
SPDR Dow Jones International Real Estate ETF	1,906,808	130,616,951	130,616,951	104,127,861	104,127,861	28,395,898	5,923
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	24,077	2,617,600	2,617,600	2,544,043	2,544,043	97,634	147
SPDR S&P Global Natural Resources ETF	543,009	12,493,741	12,493,741	12,345,311	12,345,311	691,439	744
SPDR MSCI ACWI ex-US ETF	210,664	21,022,583	21,022,583	20,924,558	20,924,558	308,689	1,000
SPDR MSCI ACWI IMI ETF	—	177,641	177,641	150,611	150,611	27,030	24
SPDR MSCI EM 50 ETF	—	70,389	70,389	63,690	63,690	6,699	6
SPDR Russell/Nomura PRIME Japan ETF	6,856	320,699	320,699	311,750	311,750	15,805	24
SPDR Russell/Nomura Small Cap Japan ETF	78,887	2,330,975	2,330,975	2,077,646	2,077,646	332,216	241
SPDR S&P International Dividend ETF	100	94,735,286	94,735,286	82,360,640	82,360,640	12,374,746	2,974
SPDR S&P International Mid Cap ETF	3,271	2,981,203	2,981,203	2,980,325	2,980,325	4,149	108
SPDR S&P Emerging Markets Small Cap ETF	17,023,636	121,948,006	121,948,006	138,971,542	138,971,542	100	8,064
SPDR Dow Jones Global Real Estate ETF	470,118	20,182,605	20,182,605	16,034,372	16,034,372	4,618,351	1,198
SPDR S&P International Consumer Discretionary Sector ETF	2,672	511,180	511,180	496,307	496,307	17,545	21
SPDR S&P International Consumer Staples Sector ETF	7,154	708,769	708,769	596,082	596,082	119,841	51
SPDR S&P International Energy Sector ETF	12,423	402,071	402,071	323,432	323,432	91,062	21
SPDR S&P International Financial Sector ETF	1,355	267,030	267,030	249,098	249,098	19,287	49
SPDR S&P International Health Care Sector ETF	56,731	479,630	479,630	486,881	486,881	49,480	34
SPDR S&P International Industrial Sector ETF	11,314	676,759	676,759	669,116	669,116	18,957	55
SPDR S&P International Materials Sector ETF	2,366	410,805	410,805	358,845	358,845	54,326	32
SPDR S&P International Technology Sector ETF	4,203	479,412	479,412	427,041	427,041	56,574	43
SPDR S&P International Telecommunications Sector ETF	100	1,114,982	1,114,982	774,707	774,707	340,375	71
SPDR S&P International Utilities Sector ETF	9,298	689,210	689,210	469,696	469,696	228,812	20

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

	Value at	Purchased		Sold		Value at
Prime Portfolio	9/30/11	Cost	Shares	Proceeds	Shares	9/30/12	Income

SPDR STOXX Europe 50 ETF	$235,551	$16,449,596	16,449,596	$15,932,781	15,932,781	$752,366	$26,417
SPDR EURO STOXX 50 ETF	1,763,778	$292,083,868	$292,083,868	$242,132,800	$242,132,800	51,714,846	839,406
SPDR S&P Emerging Asia Pacific ETF	39,643,667	$139,731,373	$139,731,373	$153,723,525	$153,723,525	25,651,515	271,761
SPDR S&P Small Cap Emerging Asia Pacific ETF	—	$144,318	$144,318	$110,321	$110,321	33,997	586
SPDR S&P Russia ETF	1,946,540	$32,903,190	$32,903,190	$34,482,710	$34,482,710	367,020	12,692
SPDR S&P China ETF	127,819,868	$413,635,368	$413,635,368	$408,371,760	$408,371,760	133,083,476	1,524,824
SPDR S&P Emerging Markets ETF	13,503,128	$65,243,720	$65,243,720	$69,290,670	$69,290,670	9,456,178	97,751
SPDR S&P Emerging Markets Dividend ETF	2,355,737	$141,539,069	$141,539,069	$115,152,712	$115,152,712	28,742,094	670,015
SPDR S&P BRIC 40 ETF	58,945,702	$238,071,426	$238,071,426	$259,890,610	$259,890,610	37,126,518	210,547
SPDR S&P Emerging Europe ETF	2,806,395	$35,362,248	$35,362,248	$36,465,302	$36,465,302	1,703,341	96,211
SPDR S&P Emerging Latin America ETF	16,548,616	$105,927,400	$105,927,400	$110,001,783	$110,001,783	12,474,233	78,263
SPDR S&P Emerging Middle East & Africa ETF	6,142,225	$30,266,599	$30,266,599	$28,965,588	$28,965,588	7,443,236	32,702
SPDR S&P World ex-US ETF	13,616,714	$99,903,984	$99,903,984	$66,824,543	$66,824,543	46,696,155	192,215
SPDR S&P International Small Cap ETF	90,541,104	$148,877,358	$148,877,358	$163,744,197	$163,744,197	75,674,265	864,178
SPDR Dow Jones International Real Estate ETF	143,622,533	$723,630,195	$723,630,195	$752,012,633	$752,012,633	115,240,095	1,312,071
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	5,703,625	$66,388,851	$66,388,851	$64,881,375	$64,881,375	7,211,101	43,649
SPDR S&P Global Natural Resources ETF	22,020,663	$328,038,537	$328,038,537	$312,043,726	$312,043,726	38,015,474	138,751
SPDR MSCI ACWI ex-US ETF	46,062,418	$170,684,594	$170,684,594	$175,317,824	$175,317,824	41,429,188	347,952
SPDR Russell/Nomura PRIME Japan ETF	4,380,135	$11,514,218	$11,514,218	$11,749,131	$11,749,131	4,145,222	7,217
SPDR Russell/Nomura Small Cap Japan ETF	25,131,842	$34,454,651	$34,454,651	$44,414,021	$44,414,021	15,172,472	64,947
SPDR S&P International Dividend ETF	62,234,614	$508,150,890	$508,150,890	$476,031,486	$476,031,486	94,354,018	2,157,458
SPDR S&P International Mid Cap ETF	5,911,913	$13,885,838	$13,885,838	$14,743,909	$14,743,909	5,053,842	36,984
SPDR S&P Emerging Markets Small Cap ETF	43,303,701	$90,719,263	$90,719,263	$97,413,834	$97,413,834	36,609,130	903,289
SPDR Dow Jones Global Real Estate ETF	29,583,281	$195,057,974	$195,057,974	$191,143,656	$191,143,656	33,497,599	129,447
SPDR S&P International Consumer Discretionary Sector ETF	—	$99,794	$99,794	$6,716	$6,716	93,078	23
SPDR S&P International Consumer Staples Sector ETF	—	$260,390	$260,390	$8,700	$8,700	251,690	87
SPDR S&P International Energy Sector ETF	—	$952,004	$952,004	$577,751	$577,751	374,253	1,080
SPDR S&P International Financial Sector ETF	—	$880,723	$880,723	$706,242	$706,242	174,481	172
SPDR S&P International Health Care Sector ETF	58,553	$375,145	$375,145	$352,397	$352,397	81,301	47
SPDR S&P International Materials Sector ETF	—	$100,019	$100,019	$50,010	$50,010	50,009	5
SPDR S&P International Technology Sector ETF	21,668	$660,455	$660,455	$587,010	$587,010	95,113	605
SPDR S&P International Telecommunications Sector ETF	—	$435,398	$435,398	$—	$—	435,398	15
SPDR S&P International Utilities Sector ETF	—	$1,186,926	$1,186,926	$230,487	$230,487	956,439	1,975

4.	Shareholder Transactions

Shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000 shares for SPDR STOXX Europe 50 ETF, SPDR EURO STOXX 50 ETF, SPDR S&P Small Cap Emerging Asia Pacific ETF, SPDR S&P Russia ETF, SPDR S&P Emerging Markets Dividend ETF, SPDR S&P Global Natural Resources ETF, SPDR MSCI EM 50 ETF, SPDR Russell/Nomura Small Cap Japan ETF, SPDR S&P International Mid Cap ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF and SPDR S&P International Utilities Sector ETF and 100,000 shares for SPDR

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

S&P Emerging Asia Pacific ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P International Small Cap ETF, SPDR Dow Jones International Real Estate ETF, SPDR FTSE/Macquarie Global Infrastructure 100 ETF, SPDR MSCI ACWI IMI ETF, SPDR S&P International Dividend ETF, SPDR S&P Emerging Markets Small Cap ETF and SPDR Dow Jones Global Real Estate ETF and 200,000 shares for SPDR S&P World ex-US ETF, SPDR MSCI ACWI ex-US ETF and SPDR Russell/Nomura PRIME Japan ETF. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per unit of the Funds on the transaction date. Transaction fees ranging from $500 to $12,000 per Creation Unit for each Fund, regardless of the number of Creation Units that are created or redeemed on the same day, are charged to those persons creating or redeeming Creation Units. An additional variable fee may be charged for certain transactions. Transaction fees are received by the Trust and/or Custodian and used to defray related expenses. The Custodian also receives amounts earned on cash collateral provided by Authorized Participants pending delivery of missing deposit securities.

5.	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation at September 30, 2012 was as follows:

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

SPDR STOXX Europe 50 ETF	$48,106,754	$2,460,119	$12,061,011	$(9,600,892)
SPDR EURO STOXX 50 ETF	1,072,798,277	40,653,895	66,799,636	(26,145,741)
SPDR S&P Emerging Asia Pacific ETF	408,130,698	70,278,515	66,168,183	4,110,332
SPDR S&P Small Cap Emerging Asia Pacific ETF	2,138,205	244,234	145,915	98,319
SPDR S&P Russia ETF	51,426,177	515,430	11,191,811	(10,676,381)
SPDR S&P China ETF	987,100,531	47,259,781	143,758,716	(96,498,935)
SPDR S&P Emerging Markets ETF	178,263,095	20,109,525	29,323,269	(9,213,744)
SPDR S&P Emerging Markets Dividend ETF	349,754,797	15,908,788	30,143,254	(14,234,466)
SPDR S&P BRIC 40 ETF	370,636,334	23,318,690	60,926,226	(37,607,536)
SPDR S&P Emerging Europe ETF	115,105,893	5,690,975	32,899,623	(27,208,648)
SPDR S&P Emerging Latin America ETF	147,951,183	16,184,306	37,825,559	(21,641,253)
SPDR S&P Emerging Middle East & Africa ETF	104,389,349	12,965,147	18,158,614	(5,193,467)
SPDR S&P World ex-US ETF	443,329,567	31,346,051	19,130,155	12,215,896
SPDR S&P International Small Cap ETF	839,497,219	80,715,428	174,557,236	(93,841,808)
SPDR Dow Jones International Real Estate ETF	3,210,322,380	141,073,615	84,534,040	56,539,575
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	57,632,640	3,419,044	17,675,014	(14,255,970)
SPDR S&P Global Natural Resources ETF	464,162,435	18,603,185	32,006,391	(13,403,206)
SPDR MSCI ACWI ex-US ETF	488,863,028	30,894,943	96,521,665	(65,626,722)
SPDR MSCI ACWI IMI ETF	4,972,949	293,106	322,482	(29,376)
SPDR MSCI EM 50 ETF	4,968,291	230,672	474,063	(243,391)
SPDR Russell/Nomura PRIME Japan ETF	27,710,756	953,424	4,560,386	(3,606,962)
SPDR Russell/Nomura Small Cap Japan ETF	97,126,366	3,616,518	22,645,824	(19,029,306)
SPDR S&P International Dividend ETF	1,129,791,027	66,252,147	95,011,770	(28,759,623)
SPDR S&P International Mid Cap ETF	41,024,271	3,019,106	3,231,045	(211,939)
SPDR S&P Emerging Markets Small Cap ETF	1,071,748,743	64,695,810	207,448,716	(142,752,906)
SPDR Dow Jones Global Real Estate ETF	517,262,110	66,958,737	4,112,990	62,845,747

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

SPDR S&P International Consumer Discretionary Sector ETF	$6,220,857	$465,163	$1,102,370	$(637,207)
SPDR S&P International Consumer Staples Sector ETF	18,364,408	1,917,380	974,256	943,124
SPDR S&P International Energy Sector ETF	13,310,245	515,695	2,037,771	(1,522,076)
SPDR S&P International Financial Sector ETF	5,132,162	77,179	1,496,968	(1,419,789)
SPDR S&P International Health Care Sector ETF	27,303,281	1,246,444	521,214	725,230
SPDR S&P International Industrial Sector ETF	10,755,316	292,392	2,498,013	(2,205,621)
SPDR S&P International Materials Sector ETF	16,193,968	355,147	4,768,210	(4,413,063)
SPDR S&P International Technology Sector ETF	12,667,423	2,034,035	3,750,905	(1,716,870)
SPDR S&P International Telecommunications Sector ETF	27,047,319	1,191,865	2,787,398	(1,595,533)
SPDR S&P International Utilities Sector ETF	30,098,908	876,357	4,568,812	(3,692,455)

6.	Investment Transactions

For the year ended September 30, 2012, the following Funds had in-kind contributions, in-kind redemptions and in-kind net realized gain/loss as follows:

			Realized
	Contributions	Redemptions	Gain/(Loss)

SPDR STOXX Europe 50 ETF	$9,206,557	$4,558,114	$(1,299,474)
SPDR EURO STOXX 50 ETF	872,497,529	32,089,712	3,275,721
SPDR S&P Emerging Asia Pacific ETF	33,733,706	128,019,484	6,812,741
SPDR S&P Small Cap Emerging Asia Pacific ETF	—	1,397,879	(510)
SPDR S&P Russia ETF	57,304,727	68,017,711	3,627,612
SPDR S&P China ETF	356,795,157	275,348,260	43,740,033
SPDR S&P Emerging Markets ETF	49,225,525	51,324,244	5,599,638
SPDR S&P Emerging Markets Dividend ETF	162,281,237	14,522,178	1,188,024
SPDR S&P BRIC 40 ETF	59,247,573	174,618,893	23,927,319
SPDR S&P Emerging Europe ETF	9,737,362	43,781,289	(9,110,010)
SPDR S&P Emerging Latin America ETF	11,372,459	25,062,803	(2,805,052)
SPDR S&P Emerging Middle East & Africa ETF	—	23,795,667	1,429,929
SPDR S&P World ex-US ETF	271,567,975	8,897,163	3,234,862
SPDR S&P International Small Cap ETF	19,904,828	101,117,091	5,800,063
SPDR Dow Jones International Real Estate ETF	946,512,967	256,604,543	59,505,440
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	—	—	—
SPDR S&P Global Natural Resources ETF	273,642,122	48,183,492	5,102,541
SPDR MSCI ACWI ex-US ETF	163,658,613	185,681,558	29,032,182
SPDR MSCI ACWI IMI ETF	—	—	—
SPDR MSCI EM 50 ETF	4,558,190	—	—
SPDR Russell/Nomura PRIME Japan ETF	—	—	—
SPDR Russell/Nomura Small Cap Japan ETF	2,206,689	31,105,879	(632,929)
SPDR S&P International Dividend ETF	537,551,233	4,325,526	166,806
SPDR S&P International Mid Cap ETF	—	2,488,946	414,254

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

			Realized
	Contributions	Redemptions	Gain/(Loss)

SPDR S&P Emerging Markets Small Cap ETF	$21,793,453	$52,424,923	$(6,608,860)
SPDR Dow Jones Global Real Estate ETF	195,843,160	3,709,285	1,861,580
SPDR S&P International Consumer Discretionary Sector ETF	2,731,927	8,717,838	(129,868)
SPDR S&P International Consumer Staples Sector ETF	7,748,904	10,862,032	1,140,864
SPDR S&P International Energy Sector ETF	1,334,648	3,750,715	173,884
SPDR S&P International Financial Sector ETF	2,690,328	7,257,891	(529,832)
SPDR S&P International Health Care Sector ETF	23,407,771	17,426,408	1,522,349
SPDR S&P International Industrial Sector ETF	14,255,149	26,183,962	(2,136,688)
SPDR S&P International Materials Sector ETF	1,075,072	9,627,486	(1,005,798)
SPDR S&P International Technology Sector ETF	—	9,311,406	52,333
SPDR S&P International Telecommunications Sector ETF	13,653,945	1,149,745	60,319
SPDR S&P International Utilities Sector ETF	16,772,049	—	—

The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statements of Changes in Net Assets. The table represents the accumulation of a Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transaction.

For the year ended September 30, 2012, the Trust had purchases and sales of investment securities as follows:

	Purchases	Sales

SPDR STOXX Europe 50 ETF	$1,997,663	$2,118,123
SPDR EURO STOXX 50 ETF	38,937,210	47,380,043
SPDR S&P Emerging Asia Pacific ETF	30,695,434	107,868,633
SPDR S&P Small Cap Emerging Asia Pacific ETF	6,515,928	3,200,429
SPDR S&P Russia ETF	7,627,347	5,659,806
SPDR S&P China ETF	81,645,764	72,762,573
SPDR S&P Emerging Markets ETF	19,219,737	20,952,729
SPDR S&P Emerging Markets Dividend ETF	439,710,464	312,999,948
SPDR S&P BRIC 40 ETF	44,708,622	43,848,840
SPDR S&P Emerging Europe ETF	5,980,852	13,562,468
SPDR S&P Emerging Latin America ETF	9,241,912	14,959,312
SPDR S&P Emerging Middle East & Africa ETF	6,879,302	9,591,226
SPDR S&P World ex-US ETF	20,663,688	17,263,237
SPDR S&P International Small Cap ETF	10,375,344	35,278,177
SPDR Dow Jones International Real Estate ETF	275,226,028	287,610,509
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	3,511,025	3,866,022
SPDR S&P Global Natural Resources ETF	48,202,943	48,782,670
SPDR MSCI ACWI ex-US ETF	32,700,008	36,794,251
SPDR MSCI ACWI IMI ETF	4,962,813	15,303
SPDR MSCI EM 50 ETF	655,543	190,005
SPDR Russell/Nomura PRIME Japan ETF	150,066	240,274
SPDR Russell/Nomura Small Cap Japan ETF	18,615,848	19,180,916
SPDR S&P International Dividend ETF	951,727,579	958,679,114

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

	Purchases	Sales

SPDR S&P International Mid Cap ETF	$10,151,257	$11,620,178
SPDR S&P Emerging Markets Small Cap ETF	187,474,093	241,360,137
SPDR Dow Jones Global Real Estate ETF	32,699,425	33,089,427
SPDR S&P International Consumer Discretionary Sector ETF	338,452	774,740
SPDR S&P International Consumer Staples Sector ETF	1,418,374	1,535,952
SPDR S&P International Energy Sector ETF	647,749	832,593
SPDR S&P International Financial Sector ETF	343,979	327,654
SPDR S&P International Health Care Sector ETF	2,419,386	2,428,515
SPDR S&P International Industrial Sector ETF	1,545,940	1,299,923
SPDR S&P International Materials Sector ETF	17,926	54,799
SPDR S&P International Technology Sector ETF	819,397	761,245
SPDR S&P International Telecommunications Sector ETF	542,587	1,014,253
SPDR S&P International Utilities Sector ETF	1,071,834	1,415,494

For the year ended September 30, 2012, the Trust did not pay any commissions to an affiliate of the Adviser for investment transactions.

7.	Concentration of Risk

The Funds’ assets may be concentrated in one or more foreign countries. By concentrating their assets in a single country or group of countries, the Funds are subject to the risk that economic, political or other conditions that have a negative effect on that country or group of countries will negatively impact the Funds to a greater extent than if the Funds’ assets were invested in a wider variety of countries. In addition, the Funds’ assets may be concentrated in certain industries, subjecting them to greater risk than Funds that invest in a wider range of industries.

8.	Securities Lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of September 30, 2012 and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Funds and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

9.	Recent Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
the SPDR Index Shares Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the thirty-six funds, listed in footnote 1, (each a “Fund”) comprising the SPDR Index Shares Funds (the “Trust”) at September 30, 2012, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 27, 2012

SPDR INDEX SHARES FUNDS
OTHER INFORMATION
September 30, 2012 (Unaudited)

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the net asset value of the Fund during the past calendar year can be found at http://www.spdrs.com.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees, trustee fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested on April 1, 2012 and held for the six months ended September 30, 2012.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Transaction fees at scheduled amounts ranging from $500 to $12,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. If you buy or sell the Funds’ shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	4/1/12 to
Actual	Expense Ratio	4/1/12	9/30/12	9/30/12

SPDR STOXX Europe 50 ETF	0.29%	$1,000	$1,014.90	$1.46
SPDR EURO STOXX 50 ETF	0.29	1,000	992.50	1.44
SPDR S&P Emerging Asia Pacific ETF	0.60	1,000	995.60	2.99
SPDR S&P Small Cap Emerging Asia Pacific ETF**	0.65	1,000	987.70	3.23
SPDR S&P Russia ETF	0.59	1,000	931.80	2.85
SPDR S&P China ETF	0.59	1,000	969.20	2.90
SPDR S&P Emerging Markets ETF	0.59	1,000	974.40	2.91
SPDR S&P Emerging Markets Dividend ETF	0.60	1,000	905.90	2.86

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2012 (Unaudited)

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	4/1/12 to
Actual	Expense Ratio	4/1/12	9/30/12	9/30/12

SPDR S&P BRIC 40 ETF	0.50%	$1,000	$944.30	$2.43
SPDR S&P Emerging Europe ETF	0.59	1,000	971.70	2.91
SPDR S&P Emerging Latin America ETF	0.59	1,000	912.50	2.82
SPDR S&P Emerging Middle East & Africa ETF	0.59	1,000	1,012.40	2.97
SPDR S&P World ex-US ETF	0.34	1,000	997.90	1.70
SPDR S&P International Small Cap ETF	0.59	1,000	971.10	2.91
SPDR Dow Jones International Real Estate ETF	0.59	1,000	1,097.30	3.09
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	0.59	1,000	1,016.90	2.97
SPDR S&P Global Natural Resources ETF	0.40	1,000	982.60	1.98
SPDR MSCI ACWI ex-US ETF***	0.34	1,000	990.00	1.69
SPDR MSCI ACWI IMI ETF***	0.25	1,000	1,004.80	1.25
SPDR MSCI EM 50 ETF	0.50	1,000	970.20	2.46
SPDR Russell/Nomura PRIME Japan ETF	0.50	1,000	920.90	2.40
SPDR Russell/Nomura Small Cap Japan ETF	0.55	1,000	944.30	2.67
SPDR S&P International Dividend ETF	0.45	1,000	958.00	2.20
SPDR S&P International Mid Cap ETF	0.45	1,000	993.70	2.24
SPDR S&P Emerging Markets Small Cap ETF	0.65	1,000	984.70	3.23
SPDR Dow Jones Global Real Estate ETF	0.50	1,000	1,059.40	2.57
SPDR S&P International Consumer Discretionary Sector ETF	0.50	1,000	955.90	2.44
SPDR S&P International Consumer Staples Sector ETF	0.50	1,000	1,050.50	2.56
SPDR S&P International Energy Sector ETF	0.50	1,000	981.80	2.48
SPDR S&P International Financial Sector ETF	0.50	1,000	1,019.70	2.52
SPDR S&P International Health Care Sector ETF	0.50	1,000	1,097.40	2.62
SPDR S&P International Industrial Sector ETF	0.50	1,000	964.70	2.46
SPDR S&P International Materials Sector ETF	0.50	1,000	939.20	2.42
SPDR S&P International Technology Sector ETF	0.50	1,000	921.10	2.40
SPDR S&P International Telecommunications Sector ETF	0.50	1,000	1,048.10	2.56
SPDR S&P International Utilities Sector ETF	0.50	1,000	980.60	2.48
				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	4/1/12 to
Hypothetical	Expense Ratio	4/1/12	9/30/12	9/30/12

SPDR STOXX Europe 50 ETF	0.29%	$1,000	$1,023.55	$1.47
SPDR EURO STOXX 50 ETF	0.29	1,000	1,023.55	1.47
SPDR S&P Emerging Asia Pacific ETF	0.60	1,000	1,022.00	3.03
SPDR S&P Small Cap Emerging Asia Pacific ETF	0.65	1,000	1,021.75	3.29
SPDR S&P Russia ETF	0.59	1,000	1,022.05	2.98

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2012 (Unaudited)

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	4/1/12 to
Hypothetical	Expense Ratio	4/1/12	9/30/12	9/30/12

SPDR S&P China ETF	0.59%	$1,000	$1,022.05	$2.98
SPDR S&P Emerging Markets ETF	0.59	1,000	1,022.05	2.98
SPDR S&P Emerging Markets Dividend ETF	0.60	1,000	1,022.00	3.03
SPDR S&P BRIC 40 ETF	0.50	1,000	1,022.50	2.53
SPDR S&P Emerging Europe ETF	0.59	1,000	1,022.05	2.98
SPDR S&P Emerging Latin America ETF	0.59	1,000	1,022.05	2.98
SPDR S&P Emerging Middle East & Africa ETF	0.59	1,000	1,022.05	2.98
SPDR S&P World ex-US ETF	0.34	1,000	1,023.30	1.72
SPDR S&P International Small Cap ETF	0.59	1,000	1,022.05	2.98
SPDR Dow Jones International Real Estate ETF	0.59	1,000	1,022.05	2.98
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	0.59	1,000	1,022.05	2.98
SPDR S&P Global Natural Resources ETF	0.40	1,000	1,023.00	2.02
SPDR MSCI ACWI ex-US ETF	0.34	1,000	1,023.30	1.72
SPDR MSCI ACWI IMI ETF	0.25	1,000	1,023.75	1.26
SPDR MSCI EM 50 ETF	0.50	1,000	1,022.50	2.53
SPDR Russell/Nomura PRIME Japan ETF	0.50	1,000	1,022.50	2.53
SPDR Russell/Nomura Small Cap Japan ETF	0.55	1,000	1,022.25	2.78
SPDR S&P International Dividend ETF	0.45	1,000	1,022.75	2.28
SPDR S&P International Mid Cap ETF	0.45	1,000	1,022.75	2.28
SPDR S&P Emerging Markets Small Cap ETF	0.65	1,000	1,021.75	3.29
SPDR Dow Jones Global Real Estate ETF	0.50	1,000	1,022.50	2.53
SPDR S&P International Consumer Discretionary Sector ETF	0.50	1,000	1,022.50	2.53
SPDR S&P International Consumer Staples Sector ETF	0.50	1,000	1,022.50	2.53
SPDR S&P International Energy Sector ETF	0.50	1,000	1,022.50	2.53
SPDR S&P International Financial Sector ETF	0.50	1,000	1,022.50	2.53
SPDR S&P International Health Care Sector ETF	0.50	1,000	1,022.50	2.53
SPDR S&P International Industrial Sector ETF	0.50	1,000	1,022.50	2.53
SPDR S&P International Materials Sector ETF	0.50	1,000	1,022.50	2.53
SPDR S&P International Technology Sector ETF	0.50	1,000	1,022.50	2.53
SPDR S&P International Telecommunications Sector ETF	0.50	1,000	1,022.50	2.53
SPDR S&P International Utilities Sector ETF	0.50	1,000	1,022.50	2.53

*	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent six month period, then divided by 366.

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2012 (Unaudited)

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2012.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage

SPDR S&P Russia ETF	0.57%
SPDR S&P Emerging Markets Dividend ETF	0.02
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	29.40
SPDR S&P Global Natural Resources ETF	17.80
SPDR MSCI ACWI IMI ETF	30.11
SPDR S&P International Consumer Discretionary Sector ETF	0.22
SPDR S&P International Health Care Sector ETF	0.56

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2012, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual’s tax bracket. These amounts are noted below:

Amount

SPDR STOXX Europe 50 ETF	$1,166,459
SPDR EURO STOXX 50 ETF	15,844,728
SPDR S&P Emerging Asia Pacific ETF	6,006,299
SPDR S&P Small Cap Emerging Asia Pacific ETF	33,462
SPDR S&P Russia ETF	1,155,383
SPDR S&P China ETF	17,675,879
SPDR S&P Emerging Markets ETF	3,375,770
SPDR S&P Emerging Markets Dividend ETF	10,135,448
SPDR S&P BRIC 40 ETF	10,421,544
SPDR S&P Emerging Europe ETF	2,366,219
SPDR S&P Emerging Latin America ETF	1,991,448
SPDR S&P Emerging Middle East & Africa ETF	3,118,802
SPDR S&P World ex-US ETF	6,243,745
SPDR S&P International Small Cap ETF	13,207,490
SPDR Dow Jones International Real Estate ETF	9,529,926
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	1,107,513
SPDR S&P Global Natural Resources ETF	5,382,008
SPDR MSCI ACWI ex-US ETF	10,543,238
SPDR MSCI ACWI IMI ETF	90,878
SPDR MSCI EM 50 ETF	80,871
SPDR Russell/Nomura PRIME Japan ETF	230,633
SPDR Russell/Nomura Small Cap Japan ETF	1,559,761
SPDR S&P International Dividend ETF	38,332,438
SPDR S&P International Mid Cap ETF	787,597
SPDR S&P Emerging Markets Small Cap ETF	9,287,570

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2012 (Unaudited)

Amount

SPDR Dow Jones Global Real Estate ETF	$693,704
SPDR S&P International Consumer Discretionary Sector ETF	185,012
SPDR S&P International Consumer Staples Sector ETF	617,102
SPDR S&P International Energy Sector ETF	452,035
SPDR S&P International Financial Sector ETF	188,660
SPDR S&P International Health Care Sector ETF	614,670
SPDR S&P International Industrial Sector ETF	334,049
SPDR S&P International Materials Sector ETF	323,032
SPDR S&P International Technology Sector ETF	244,944
SPDR S&P International Telecommunications Sector ETF	1,309,761
SPDR S&P International Utilities Sector ETF	775,425

For the fiscal year ended September 30, 2012, certain dividends paid by SPDR STOXX Europe ETF, SPDR EURO STOXX 50 ETF, SPDR S&P Emerging Asia Pacific ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P World ex-US ETF, SPDR S&P International Small Cap ETF, SPDR Dow Jones International Real Estate ETF, SPDR FTSE/Macquarie Global Infrastructure 100 ETF, SPDR MSCI ACWI ex-US ETF, SPDR Russell/Nomura PRIME Japan ETF, SPDR Russell/Nomura Small Cap Japan ETF, SPDR S&P International Dividend ETF, SPDR S&P International Mid Cap ETF, SPDR S&P Emerging Markets Small Cap ETF, SPDR Dow Jones Global Real Estate ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF and SPDR S&P International Utilities Sector ETF may be subject to a minimum tax rate of 15% as provided for by the Internal Revenue Code. The Funds noted above hereby designate the maximum amount of such dividends allowable up to the amount of dividends that were paid during the year. Complete information will be reported in conjunction with the 2012 form 1099-DIV.

Long term capital gains dividends were paid from the following Funds during the year ended September 30, 2012:

Amount

SPDR S&P Emerging Asia Pacific ETF	$6,448,372
SPDR S&P Emerging Markets ETF	1,641,949
SPDR S&P International Small Cap ETF	5,368,801
SPDR S&P International Mid Cap ETF	686,879
SPDR S&P Emerging Markets Small Cap ETF	17,144,635
SPDR S&P International Technology Sector ETF	75,778

Foreign Tax Credit

The Trust has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders. For the year ended September 30, 2012, the total amount of foreign taxes that will be passed through are:

Amount

SPDR STOXX Europe 50 ETF	$74,336
SPDR EURO STOXX 50 ETF	1,654,867

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2012 (Unaudited)

Amount

SPDR S&P Emerging Asia Pacific ETF	$835,859
SPDR S&P Small Cap Emerging Asia Pacific ETF	17,564
SPDR S&P Russia ETF	185,518
SPDR S&P China ETF	1,777,421
SPDR S&P Emerging Markets ETF	408,029
SPDR S&P Emerging Markets Dividend ETF	1,465,989
SPDR S&P BRIC 40 ETF	932,161
SPDR S&P Emerging Europe ETF	341,365
SPDR S&P Emerging Latin America ETF	183,970
SPDR S&P Emerging Middle East & Africa ETF	81,238
SPDR S&P World ex-US ETF	435,069
SPDR S&P International Small Cap ETF	872,393
SPDR Dow Jones International Real Estate ETF	2,662,548
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	—
SPDR S&P Global Natural Resources ETF	374,441
SPDR MSCI ACWI ex-US ETF	849,487
SPDR MSCI ACWI IMI ETF	5,575
SPDR MSCI EM 50 ETF	8,918
SPDR Russell/Nomura PRIME Japan ETF	15,928
SPDR Russell/Nomura Small Cap Japan ETF	102,668
SPDR S&P International Dividend ETF	4,085,713
SPDR S&P International Mid Cap ETF	51,588
SPDR S&P Emerging Markets Small Cap ETF	744,994
SPDR Dow Jones Global Real Estate ETF	—
SPDR S&P International Consumer Discretionary Sector ETF	16,606
SPDR S&P International Consumer Staples Sector ETF	42,375
SPDR S&P International Energy Sector ETF	38,647
SPDR S&P International Financial Sector ETF	12,638
SPDR S&P International Health Care Sector ETF	55,128
SPDR S&P International Industrial Sector ETF	30,647
SPDR S&P International Materials Sector ETF	23,390
SPDR S&P International Technology Sector ETF	24,562
SPDR S&P International Telecommunications Sector ETF	107,523
SPDR S&P International Utilities Sector ETF	65,719

The amount of foreign source income earned on the following Funds during the year ended September 30, 2012 were as follows:

Amount

SPDR STOXX Europe 50 ETF	$1,456,145
SPDR EURO STOXX 50 ETF	24,133,286
SPDR S&P Emerging Asia Pacific ETF	12,555,941
SPDR S&P Small Cap Emerging Asia Pacific ETF	125,708
SPDR S&P Russia ETF	1,540,383

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2012 (Unaudited)

Amount

SPDR S&P China ETF	$24,667,478
SPDR S&P Emerging Markets ETF	5,815,852
SPDR S&P Emerging Markets Dividend ETF	19,397,359
SPDR S&P BRIC 40 ETF	10,701,205
SPDR S&P Emerging Europe ETF	3,212,264
SPDR S&P Emerging Latin America ETF	4,135,561
SPDR S&P Emerging Middle East & Africa ETF	3,740,155
SPDR S&P World ex-US ETF	8,351,376
SPDR S&P International Small Cap ETF	19,482,330
SPDR Dow Jones International Real Estate ETF	121,313,273
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	—
SPDR S&P Global Natural Resources ETF	5,502,855
SPDR MSCI ACWI ex-US ETF	15,440,552
SPDR MSCI ACWI IMI ETF	70,929
SPDR MSCI EM 50 ETF	113,123
SPDR Russell/Nomura PRIME Japan ETF	354,961
SPDR Russell/Nomura Small Cap Japan ETF	1,831,066
SPDR S&P International Dividend ETF	60,267,936
SPDR S&P International Mid Cap ETF	1,142,759
SPDR S&P Emerging Markets Small Cap ETF	26,898,520
SPDR Dow Jones Global Real Estate ETF	—
SPDR S&P International Consumer Discretionary Sector ETF	200,950
SPDR S&P International Consumer Staples Sector ETF	632,431
SPDR S&P International Energy Sector ETF	466,274
SPDR S&P International Financial Sector ETF	248,474
SPDR S&P International Health Care Sector ETF	618,921
SPDR S&P International Industrial Sector ETF	375,897
SPDR S&P International Materials Sector ETF	326,914
SPDR S&P International Technology Sector ETF	255,502
SPDR S&P International Telecommunications Sector ETF	1,349,460
SPDR S&P International Utilities Sector ETF	824,022

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the investment advisor voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2012 (Unaudited)

and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreement

At in-person meetings held during the six-month period ended September 30, 2012, the Board of Trustees of the Trust (the “Board”) evaluated the proposals to continue the Investment Advisory Agreement (the “Agreement”) with respect to the operational series of the Trust (each a “SPDR ETF” and collectively, the “SPDR ETFs”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”) also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by the Adviser and on other materials provided by State Street Bank and Trust Company, the Trust’s Administrator, Transfer Agent, Custodian and Securities Lending Agent (“State Street”). In deciding whether to approve the Agreement, the Board considered various factors, including (i) the nature, extent and quality of services provided by, or to be provided by, the Adviser with respect to the SPDR ETFs under the Agreement, (ii) investment performance of the SPDR ETFs, (iii) costs to the Adviser of its services and profits realized by the Adviser from its relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the SPDR ETFs grow and whether the fee levels in the Agreement reflect these economies of scale.

The Board considered the nature, extent and quality of services provided by, or to be provided by, the Adviser. In doing so, they relied on their prior experience with the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s responsibilities for managing the investment operations of each of the SPDR ETFs in accordance with each SPDR ETF’s investment objective, investment policies, and applicable legal and regulatory requirements. The Board appreciated the relatively unique nature of the SPDR ETFs, as exchange-traded funds, and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management and compliance of the SPDR ETFs. The Board also considered the portfolio management resources, structures and practices, including those associated with monitoring and securing each SPDR ETF’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment business and that of its affiliates which make up State Street Global Advisors, with which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for indexed products generally and exchange-traded funds in particular. The Board considered the Adviser’s experience in managing equity exchange-traded funds. The Board then determined that the nature, extent and quality of services provided by the Adviser to the Trust were necessary and appropriate.

The Board then reviewed the SPDR ETFs’ performance, noting that the distinctive indexed investment objective of each of the SPDR ETFs made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively-managed funds. The Board was more concerned with the extent to which each SPDR ETF achieved its objective as a passively managed index fund. The Board reviewed information regarding the SPDR ETFs’ index tracking and tracking error, noting that each SPDR ETF satisfactorily tracked its benchmark index. The Board then determined that the performance of each SPDR ETF was satisfactory.

The Board considered the profitability of the advisory arrangement with the SPDR ETFs to the Adviser, including data on the SPDR ETFs’ historical profitability to the Adviser. The Independent Trustees, through their counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable. The Board concluded that, to the extent that the Adviser’s relationships with the SPDR ETFs had been profitable, profitability was not excessive.

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2012 (Unaudited)

The Board considered whether the Adviser or its affiliates benefited in other ways from their relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions. The Board concluded that, to the extent that the Adviser or its affiliates derive benefits from their relationship with the Trust, those benefits are not so significant as to cause the Adviser’s fees with respect to the SPDR ETFs to be excessive.

The Board determined that the Adviser is likely to realize economies of scale in managing the SPDR ETFs as assets grow in size. The Board further determined that such economies of scale are currently shared with the SPDR ETFs by way of the relatively low advisory fee and unitary fee structure of the Trust, although the Board intends to continue to monitor fees as the SPDR ETFs grow in size and assess whether fee breakpoints may be warranted.

The Board evaluated the SPDR ETFs’ unitary fee through the review of comparative information with respect to fees paid by similar funds — i.e., exchange-traded funds tracking equity indexes. The Board reviewed the universe of similar exchange-traded funds for the SPDR ETFs based upon data from Lipper Analytical Services and related comparative information for similar exchange-traded funds. The Board also reviewed the historical expense ratios of the SPDR ETFs, estimated expense ratios of the new SPDR ETFs, and the unitary fee structure. The Board used a fund-by-fund analysis of the data. The Board concluded, based on the information presented, that each SPDR ETF’s fees were fair and reasonable in light of those of their direct competitors.

The Board, including the Independent Trustees voting separately, approved the Agreement after weighing the foregoing factors, none of which was dispositive in itself and each Trustee may have weighed each factor differently. The Board’s conclusions regarding the Agreement were as follows: (a) the nature and extent of the services provided by the Adviser with respect to the SPDR ETFs were appropriate; (b) the performance and, more importantly, the index tracking, of each SPDR ETF had been satisfactory; (c) the Adviser’s fees for each SPDR ETF and the unitary fee, considered in relation to services provided or expected to be provided, were fair and reasonable; (d) profitability of the Trust’s relationships with the Adviser was not excessive; (e) any additional benefits to the Adviser were not of a magnitude to materially affect the Board’s conclusions; and (f) the fees paid to the Adviser adequately shared the economies of scale with the SPDR ETFs by way of the relatively low fee structure of the Trust.

The Board also considered the renewal of the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Trust and The Tuckerman Group LLC, an affiliate of the Adviser (the “Sub-Adviser”) with respect to the real estate series of the Trust (the “Real Estate ETFs”), after review of materials provided to them at their request by the Adviser, Sub-Adviser and State Street. In deciding whether to approve the Sub-Advisory Agreement, the Board considered various factors, including (i) the nature, extent and quality of services provided by the Sub-Adviser with respect to the Real Estate ETFs under the Sub-Advisory Agreement, (ii) investment performance of the Real Estate ETFs, (iii) fees charged by the Sub-Adviser and any additional benefits received by the Sub-Adviser due to its relationship with the Adviser and the Trust, and (iv) the extent to which economies of scale would be realized if and as the Real Estate ETFs grow and whether fee levels in the Sub-Advisory Agreement reflect these economies of scale.

The Board considered the background and experience of the Sub-Adviser’s senior management and in particular the Sub-Adviser’s experience in investing in real estate investment trusts and international real estate securities. The Board considered that each Real Estate ETF satisfactorily tracked its benchmark index. The Board determined that the unitary fee paid to the Adviser by the Real Estate ETFs was fair and reasonable and that the Sub-Adviser’s fees are paid by the Adviser and were also considered as reasonable in light of the services provided.

The Board, including the Independent Trustees voting separately, approved the Sub-Advisory Agreement after weighing the foregoing factors, none of which was dispositive in itself and each Trustee may have weighed each factor differently. The Board’s conclusions with respect to the Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by the Sub-Adviser to each Real Estate ETF was appropriate; (b) the performance and, more importantly, the index tracking, of each Real Estate ETF had been satisfactory; (c) the Sub-Adviser’s fees for each Real Estate ETF and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional benefits to the Sub-Adviser were not of a magnitude to materially affect the Board’s conclusions; and (e) the fees paid to the Sub-Adviser adequately shared the economies of scale with the Real Estate ETFs.

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
October 1, 2012 (Unaudited)

TRUSTEES

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Funds	Time Served	5 Years	by Trustee	Held by Trustee

Independent Trustees

FRANK NESVET c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (1998-present) (a financial services consulting company).	140	SPDR Series Trust (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

DAVID M. KELLY c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	140	Penson Worldwide Inc. (Director); CHX Holdings, Inc. and Chicago Stock Exchange (Director); SPDR Series Trust (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

BONNY EUGENIA BOATMAN c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired (2005-present); Managing Director, Columbia Management Group, Bank of America (1984-2005).	140	SPDR Series Trust (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

DWIGHT D. CHURCHILL c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; Head of Fixed Income and other Senior Management roles, Fidelity Investments (1993-2009).	140	Affiliated Managers Group, Inc. (Director); SPDR Series Trust (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

CARL G. VERBONCOEUR c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009).	140	SPDR Series Trust (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee); Motley Fool Funds Trust (Trustee).

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
October 1, 2012 (Unaudited)

Number of
Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Funds	Time Served	5 Years	by Trustee	Held by Trustee

Interested Trustee

JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSgA Funds Management, Inc. (2005-present); President, SSgA Funds Management, Inc. (2005-2012); Senior Managing Director, State Street Global Advisors (2006-present); Principal, State Street Global Advisors (2006-present).	170	SPDR Series Trust (Trustee); Select Sector SPDR Trust (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
October 1, 2012 (Unaudited)

OFFICERS

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Funds	Time Served	5 Years

ELLEN M. NEEDHAM SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director (June 2012-present); Chief Operating Officer (May 2010-June 2012), SSgA Funds Management, Inc.; Senior Managing Director, SSgA Funds Management, Inc. (1992-2012)*; Senior Managing Director, State Street Global Advisors (1992-present).*

MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-present); Principal, State Street Global Advisors and SSgA Funds Management, Inc. (2005-2008)

RYAN M. LOUVAR State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1972	Secretary	Term: Unlimited Served: since August 2008	Vice President and Senior Counsel, State Street Bank and Trust Company (2005-present).*

MARK E. TUTTLE State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1970	Assistant Secretary	Term: Unlimited Served: since August 2007	Vice President and Counsel, State Street Bank and Trust Company (2007-present)*; Assistant Counsel, BISYS Group, Inc. (2005-2007)* (a financial services company).

SCOTT E. HABEEB State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1968	Assistant Secretary	Term: Unlimited Served: since August 2011	Vice President and Counsel, State Street Bank and Trust Company (2007-present)*; Legal Analyst, Verizon Communications (2004-2007).

CHAD C. HALLETT State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1969	Treasurer	Term: Unlimited Served: since November 2010	Vice President, State Street Bank and Trust Company (2001-present)*.

MATTHEW FLAHERTY State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1971	Assistant Treasurer	Term: Unlimited Served: since May 2005	Assistant Vice President, State Street Bank and Trust Company (1994-present)*.

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
October 1, 2012 (Unaudited)

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Funds	Time Served	5 Years

LAURA F. DELL State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1964	Assistant Treasurer	Term: Unlimited Served: since November 2007	Vice President, State Street Bank and Trust Company (2002-present)*.

JACQUELINE ANGELL State Street Bank and Trust Company 20 Churchill Place London, UK E14 5HJ 1974	Chief Compliance Officer	Term: Unlimited Served: since February 2011	Head of UK Compliance, State Street Bank and Trust Company (July 2012-present); Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-June 2012); Director of Investment Adviser Oversight, Fidelity Investments (2006-2008).

*	Served in various capacities and/or with various affiliated companies during noted time period.

The SPDR® Family of Exchange Traded Funds

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. Please call 1-866-787-2257 to obtain a prospectus for any SPDR ETF. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

SPDR Index Shares Funds

SPDR STOXX Europe 50 ETF (FEU)
SPDR EURO STOXX 50 ETF (FEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P Small Cap Emerging Asia Pacific ETF (GMFS)
SPDR S&P Russia ETF (RBL)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P Emerging Markets Dividend ETF (EDIV)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)
SPDR Dow Jones International Real Estate ETF (RWX)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)
SPDR S&P Global Natural Resources ETF (GNR)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR MSCI ACWI IMI ETF (ACIM)
SPDR MSCI EM 50 ETF (EMFT)
SPDR Russell/Nomura PRIME Japan ETF (JPP)
SPDR Russell/Nomura Small Cap Japan ETF (JSC)
SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)
SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR Dow Jones Global Real Estate ETF (RWO)
SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Materials Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)
SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

SPDR Series Trust

SPDR Dow Jones Total Market ETF (TMW)
SPDR Dow Jones Large Cap ETF (ELR)
SPDR S&P 500 Growth ETF (SPYG)
SPDR S&P 500 Value ETF (SPYV)
SPDR Dow Jones Mid Cap ETF (EMM)
SPDR S&P 400 Mid Cap Growth ETF (MDYG)
SPDR S&P 400 Mid Cap Value ETF (MDYV)
SPDR S&P 600 Small Cap ETF (SLY)
SPDR S&P 600 Small Cap Growth ETF (SLYG)
SPDR S&P 600 Small Cap Value ETF (SLYV)
SPDR Global Dow ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR S&P Bank ETF (KBE)
SPDR S&P Capital Markets ETF (KCE)
SPDR S&P Insurance ETF (KIE)
SPDR S&P Mortgage Finance ETF (KME)
SPDR S&P Regional Banking ETF (KRE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Aerospace & Defense ETF (XAR)
SPDR S&P Biotech ETF (XBI)

SPDR S&P Health Care Equipment ETF (XHE)
SPDR S&P Health Care Services ETF (XHS)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR S&P Software & Services ETF (XSW)
SPDR S&P Telecom ETF (XTL)
SPDR S&P Transportation ETF (XTN)
SPDR S&P 1500 Value Tilt ETF (VLU)
SPDR S&P 1500 Momentum Tilt ETF (MMTM)
SPDR Wells Fargo Preferred Stock ETF (PSK)
SPDR Barclays 1-3 Month T-Bill ETF (BIL)
SPDR Barclays TIPS ETF (IPE)
SPDR Barclays Short Term Treasury ETF (SST)
SPDR Barclays Intermediate Term Treasury ETF (ITE)
SPDR Barclays Long Term Treasury ETF (TLO)
SDPR Barclays Short Term Corporate Bond ETF (SCPB)
SPDR Barclays Intermediate Term Corporate Bond ETF (ITR)
SPDR Barclays Long Term Corporate Bond ETF (LWC)
SPDR Barclays Issuer Scored Corporate Bond ETF (CBND)
SPDR Barclays Convertible Securities ETF (CWB)
SPDR Barclays Mortgage Backed Bond ETF (MBG)
SPDR Barclays Aggregate Bond ETF (LAG)SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI)
SPDR Nuveen Barclays Municipal Bond ETF (TFI)
SPDR Nuveen Barclays California Municipal Bond ETF (CXA)
SPDR Nuveen Barclays New York Municipal Bond ETF (INY)
SPDR Nuveen Barclays Short Term Municipal Bond ETF (SHM)
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)
SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMB)
SPDR Nuveen Barclays Build America Bond ETF (BABS)
SPDR DB International Government Inflation-Protected Bond ETF (WIP)
SPDR Barclays Short Term International Treasury Bond ETF (BWZ)
SPDR Barclays International Treasury Bond ETF (BWX)
SPDR Barclays International Corporate Bond ETF (IBND)
SPDR Barclays Emerging Markets Local Bond ETF (EBND)
SPDR Barclays High Yield Bond ETF (JNK)
SPDR Barclays Short Term High Yield Bond ETF (SJNK)
SPDR Barclays Investment Grade Floating Rate ETF (FLRN)
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF (EMCD)
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (XOVR)
The Select Sectors SPDR Trust
The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)
SSgA Active ETF Trust
SPDR SSgA Multi-Asset Real Return ETF (RLY)
SPDR SSgA Income Allocation ETF (INKM)
SPDR SSgA Global Allocation ETF (GAL)
SPDR Dow Jones Industrial Average ETF Trust (DIA)
SPDR S&P 500 ETF Trust (SPY)
State Street Global Markets, LLC, member FINRA, SIPC, is distributor for all investment portfolios of SPDR Series Trust, SPDR Index Shares Funds, and SSgA Active ETF Trust. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR S&P 500 ETF Trust (SPY) and SPDR Dow Jones Industrial Average ETF Trust (DIA), both unit investment trusts, and all investment portfolios of The Select Sector SPDR Trust.

SPDR Index Shares Funds
trustees
Bonny E. Boatman
Dwight D. Churchill
David M. Kelly
Frank Nesvet, Chairman
James E. Ross
Carl G. Verboncoeur
officers
Ellen M. Needham, President
Michael P. Riley, Vice President
Chad Hallett, Treasurer
Matthew W. Flaherty, Assistant Treasurer
Laura F. Dell, Assistant Treasurer
Ryan M. Louvar, Secretary
Mark E. Tuttle, Assistant Secretary
Scott E. Habeeb, Assistant Secretary
Jacqueline Angell, Chief Compliance Officer
investment manager
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111
distributor
State Street Global Markets, LLC
One Lincoln Street
Boston, MA 02111
custodian, administrator and transfer agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
legal counsel
Bingham McCutchen LLP
2020 K Street NW
Washington, DC 20006
independent registered public accounting firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110
Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation.
State Street Global Markets, LLC; member FINRA, SIPC.
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com
Please read the prospectus carefully before you invest.

State Street Global Advisors State Street Financial Center One Lincoln Street Boston, MA 02111 The investment return and principal value of an investment in the Funds will ?uctuate in value, so that when shares are sold or redeemed they may be worth more or less than when they were purchased. ETFs trade like stocks, are subject to investment risk, ?uctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns. SPDR STOXX Europe 50 ETF, SPDR EURO STOXX 50 ETF, SPDR S&P Emerging Asia Pacific ETF, SPDR S&P Small Cap Emerging Asia Pacific ETF, SPDR S&P Russia ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P World ex-US ETF, SPDR S&P International Small Cap ETF, SPDR Dow Jones International Real Estate ETF, SPDR FTSE/ Macquarie Global Infrastructure 100 ETF, SPDR MSCI ACWI ex-US ETF, SPDR Russell/ Nomura PRIME Japan ETF, SPDR Russell/Nomura Small Cap Japan ETF, SPDR S&P International Dividend ETF, SPDR S&P International Mid Cap ETF, SPDR S&P Emerging Markets Small Cap ETF, SPDR Dow Jones Global Real Estate ETF, SPDR S&P Global Natural Resources ETF, SPDR MSCI ACWI IMI ETF, SPDR MSCI EM 50 ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF, SPDR S&P International Utilities Sector ETF: In addition to the normal risks associated with equity investing, narrowly focused investments and investments in smaller companies typically exhibit higher volatility and price fluctuation. For all SPDR Index Shares Funds: International investments may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. In general, Fund shares can be expected to move up or down in value with the value of the applicable index. Although Fund shares may be bought and sold on the exchange through any brokerage account, Fund shares are not individually redeemable from the Fund. Investors may acquire Fund Shares and tender them for redemption through the Fund in Creation Unit Aggregations only. Please see the prospectus for more details. The Funds are not sponsored, endorsed, sold, or promoted by Dow Jones & Company, Time Inc., FTSE International Limited, Macquarie Bank Limited, The London Stock Exchange Place, The Financial Times Limited, Morgan Stanley Capital International Inc., Russell Investment Group, Standard & Poor’s and Wilshire Associates. Neither do these companies make any representation regarding the advisability of investing in the Funds. The Funds are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC is a member of FINRA, SIPC. References to State Street may include State Street Corporation and its affiliates. Shares of the Funds are not insured by the FDIC or by another governmental agency; they are not obligations of the FDIC nor are they deposits or obligations of or guaranteed by State Street Bank and Trust Company. Fund shares are subject to investment risks, including possible loss of the principal invested. The Funds pay State Street for its services as investment advisor, custodian, administrator, securities lending agent, transfer agent and shareholder servicing agent. “SPDR” is a registered trademark of Standard & Poor Financial Services LLC (“S&P”) and has been licensed for use by State Street Corporation. No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by S&P or its Affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding units/shares in such products. Further limitations and important information that could affect investors’ rights are described in the prospectus for the applicable product. This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money. © 2012 State Street Corporation SPDRIDEXAR IBG-7474 For more complete information, please call 866.787.2257 or visit spdrs.com today

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1) The Board of Trustees of the registrant has determined that the registrant has five Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”
(2) Bonny Boatman, Dwight Churchill, David M. Kelly, Frank Nesvet and Carl Verboncoeur are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees.
For the fiscal years ending September 30, 2012 and September 30, 2011, the aggregate audit fees billed for professional services rendered by the principal accountant were $629,500 and $576,600, respectively. The nature of the services are (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant’s registration statement on Form N-1A to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; (4) issuance of a Report on Internal Control for inclusion in the registrant’s Form N-SAR; and (5) Rule 17f-2 securities counts.
(b) Audit-Related Fees.
For the fiscal years ending September 30, 2012 and September 30, 2011, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements that are not reported under paragraph (a) of this Item.
(c) Tax Fees.
For the fiscal years ending September 30, 2012 and September 30, 2011, the aggregate tax fees billed for professional services rendered by the principal accountant were $297,900 and $272,550, respectively. Services included the review of the registrant’s federal, state and local income, franchise and other tax returns.
(d) All Other Fees.
There were no other fees billed by the principal accountant for the fiscal years ending September 30, 2012 and September 30, 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:
Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:
a.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

or

b.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

c.	De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

d.	Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

e.	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

(e)(2) Percentage of Services.
One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees for services rendered by the principal accountant to the registrant and its adviser and any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $5,512,332 and $2,518,417, respectively. Such information is not readily available on a fiscal year basis.
(h) The principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.
Item 5. Disclosure of Audit Committees for Listed Companies.
The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are Bonny Boatman, Dwight Churchill, Frank Nesvet, David Kelly and Carl Verboncoeur.
Item 6. Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Chad C. Hallett, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Hallett determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Item 12. Exhibits.
(a)(1) Code of Ethics referred to in Item 2.
(a)(2) Separate certifications required by Rule 30a-2 under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are attached.
(a)(3) Not applicable
(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
SPDR® Index Shares Funds

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	December 5, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	December 5, 2012

By:	/s/ Chad C. Hallett
Chad C. Hallett
Treasurer and Principal Financial Officer

Date:	December 5, 2012